UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number_811-04149
_Franklin Tax-Free Trust
(Exact name of registrant as specified in charter)
_One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)	(Zip code)
_Craig S. Tyle, One Franklin Parkway, San Mateo, CA	94403-1906
(Name and address of agent for service)
Registrant's telephone number, including area code:_(650) 312-2000
Date of fiscal year end:_2/28
Date of reporting period: _2/28/11
Item 1. Reports to Stockholders.

FEBRUARY 28, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term
Tax-Free Income Fund

Franklin Federal Limited-Term
Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Insured Tax-Free Income Fund

Franklin Massachusetts Tax-Free
Income Fund

Franklin New Jersey Tax-Free Income Fund

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TAX-FREE INCOME

FRANKLIN TAX-FREE TRUST

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Annual Report		Franklin High Yield Tax-Free		Notes to Financial
		Municipal Bond Market		Income Fund	34	Statements	189
		Overview	4	Franklin Insured Tax-Free		Report of Independent
		Investment Strategy		Income Fund	44	Registered Public
		and Manager’s Discussion	6	Franklin Massachusetts		Accounting Firm	207
		Franklin Double Tax-Free		Tax-Free Income Fund	54	Tax Designation	208
		Income Fund	7	Franklin New Jersey		Board Members and Officers	209
		Franklin Federal Intermediate-		Tax-Free Income Fund	64	Shareholder Information	214
		Term Tax-Free Income Fund	16	Financial Highlights and
		Franklin Federal Limited-Term		Statements of Investments	75
		Tax-Free Income Fund	25	Financial Statements	179

Annual Report

Municipal Bond Market Overview

For the 12 months ended February 28, 2011, the municipal bond market posted a mild gain of 1.72% as measured by the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade municipal securities.1 The gain was noteworthy considering the same index endured a record five consecutive months of negative total returns from September 2010 through January 2011. In comparison during the same period, Treasuries returned +3.71%, according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.1

For the first six months of the reporting period municipal bond performance was robust, supported by strong investor demand and generally low interest rates resulting in part from the Federal Reserve Board’s (Fed’s) accommodative stance. The market also benefited from lower-than-normal tax-exempt issuance due to the Build America Bonds (BAB) program. The BAB program allowed municipal issuers to sell their bonds in the taxable market and take advantage of a 35% federal government subsidy for all coupon payments made on those municipal bonds. Such taxable bonds, however, are not part of the Funds’ tax-free portfolios. This subsidy enabled municipalities to borrow at significantly lower net yields than they could otherwise obtain in the traditional tax-exempt municipal bond market, which dramatically reduced the supply of new tax-exempt bonds. Of the $433 billion in issuance for the year 2010, $275 billion, or 64%, was in the form of tax-exempt municipal bonds.2 For the year 2008 (prior to the BAB program), municipal issuance totaled $390 billion, with $341 billion, or 88%, in the form of tax-exempt municipal bonds.2

November, December and January were particularly challenging months for many fixed income markets as they pulled back sharply after the Fed announced its intention to implement a second round of quantitative easing (QE2) with a $600 billion bond buying program. During the three-month period, the BC Municipal Bond Index: Long Component, which consists of 22-year and longer municipal securities, fell 8.58%, while the BC U.S. Treasury Index: Long Component, which tracks Treasuries with 10-year or longer maturities, dipped 7.07%.1

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. Source: Thomson Reuters.

4 | Annual Report

Several factors contributed to municipal bond market weakness:

  The market seemed dissatisfied that the Fed indicated it would target bonds with maturities of 10 years or less, which contributed to a sell-off in bonds with maturities longer than 10 years.
  Some observers felt QE2 was unnecessary and might even ignite inflation, which contributed to weakness in shorter term bonds. The municipal bond market pulled back as yields generally rose. This was exacerbated as market concerns led to investor redemptions, forcing further sell-offs.
  According to the Investment Company Institute, cash flows into munici- pal bond mutual funds during the reporting period first turned negative the week of November 10 and worsened in following weeks.
  For most of calendar year 2010, market participants had expected the BAB program to be extended beyond 2010, and they began to anticipate a larger-than-normal supply of municipal bonds going into year-end. This belief waned, however, as Republicans took over the majority of the House of Representatives and did not propose legislation that would continue the program.
  Market participants feared municipalities would concentrate their borrow- ing needs in tax-free bonds during 2011 as they no longer had the option of using BABs. During the first two months of 2011, however, new-issue supply in the municipal bond market was almost 50% less than in the first two months of 2010, suggesting the fear of a large tax-exempt supply in 2011 may have been unwarranted.2
  In December Congress enacted an extension of tax cuts for all Americans, which further reduced demand for tax-exempt municipal bonds.
  Some observers raised concerns about the ability of municipal market borrowers to meet their debt obligations. High-profile and repetitive media coverage of such comments created panic among some investors.
  However, counterarguments citing the historically low level of municipal defaults alleviated these fears somewhat.

In February, reduced supply helped drive bond prices higher, and the market turned positive. Although the municipal bond market experienced recent, short-term volatility, we maintained a long-term perspective. In our view, the pullback in yields provided us opportunities to buy high-quality, essential use revenue and general obligation bonds at levels that may enhance the Funds’ income-earning potential.

The foregoing information reflects our analysis and opinions as of February 28, 2011, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Annual Report | 5

Investment Strategy and

Manager’s Discussion

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund’s portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 15 years for the intermediate-term fund, and 5 years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your continued participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Franklin Double Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and state personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 The Fund focuses on municipal securities issued by U.S. territories such as Puerto Rico, Guam and the U.S. Virgin Islands, and currently invests primarily in Puerto Rican municipal securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Double Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	1.2%
AA	17.1%
A	7.0%
BBB	74.6%
Not Rated	0.1%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

**Does not include short-term investments and other net assets.

This annual report for Franklin Double Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.56 on February 28, 2010, to $11.12 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 78.

Annual Report | 7

Dividend Distributions*
Franklin Double Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	4.28 cents	3.73 cents	4.38 cents
April 2010	4.28 cents	3.73 cents	4.38 cents
May 2010	4.28 cents	3.73 cents	4.38 cents
June 2010	4.28 cents	3.74 cents	4.37 cents
July 2010	4.28 cents	3.74 cents	4.37 cents
August 2010	4.28 cents	3.74 cents	4.37 cents
September 2010	4.28 cents	3.73 cents	4.38 cents
October 2010	4.28 cents	3.73 cents	4.38 cents
November 2010	4.28 cents	3.73 cents	4.38 cents
December 2010	4.28 cents	3.71 cents	4.39 cents
January 2011	4.28 cents	3.71 cents	4.39 cents
February 2011	4.28 cents	3.71 cents	4.39 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 51.71 cents per share for the same period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.54% based on an annualization of the current 4.39 cent per share dividend and the maximum offering price of $11.61 on February 28, 2011. An investor in the 2011 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.98% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details. Franklin Double Tax-Free Income Fund was the first mutual fund of its kind to offer both state and federal income tax exemptions in all 50 states. We do this by investing principally in U.S. territories

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

8 | Annual Report

such as Puerto Rico, the U.S. Virgin Islands and Guam. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, where income from their own municipal securities may be fully taxable.

The Fund was well diversified with 114 different positions across 10 different sectors as of February 28, 2011. Issuers represented in the portfolio included Puerto Rico (76.5% of the Fund’s total long-term investments), U.S. Virgin Islands (13.0%) and Guam (10.5%).

Many municipal bond funds purchase U.S. territory paper, mainly Puerto Rico’s, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper has also helped to keep bond values high relative to other states. Puerto Rico’s municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Portfolio Breakdown
Franklin Double Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	21.6%
General Obligation	20.0%
Tax-Supported	13.2%
Transportation	11.8%
Other Revenue	9.0%
Subject to Government Appropriations	8.0%
Refunded	7.8%
Housing	3.6%
Higher Education	3.1%
Hospital & Health Care	1.9%

*Does not include short-term investments and other
net assets.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Performance Summary as of 2/28/11

Franklin Double Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FPRTX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.44	$11.12	$11.56
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5171
Class C (Symbol: FPRIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.44	$11.17	$11.61
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4506
Advisor Class (Symbol: n/a)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.44	$11.13	$11.57
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5291

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.56%	+	15.53%	+	50.64%
Average Annual Total Return[2]			-3.69%	+	2.04%	+	3.73%
Avg. Ann. Total Return (3/31/11)[3]			-5.82%	+	1.89%	+	3.51%
Distribution Rate[4]	4.54%
Taxable Equivalent Distribution Rate[5]	6.98%
30-Day Standardized Yield[6]	4.46%
Taxable Equivalent Yield[5]	6.86%
Total Annual Operating Expenses[7]	0.69%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.01%	+	12.52%	+	42.64%
Average Annual Total Return[2]			-0.97%	+	2.39%	+	3.62%
Avg. Ann. Total Return (3/31/11)[3]			-3.08%	+	2.23%	+	3.39%
Distribution Rate[4]	4.21%
Taxable Equivalent Distribution Rate[5]	6.48%
30-Day Standardized Yield[6]	4.12%
Taxable Equivalent Yield[5]	6.34%
Total Annual Operating Expenses[7]	1.24%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.67%	+	15.82%	+	51.02%
Average Annual Total Return[2]		+	0.67%	+	2.98%	+	4.21%
Avg. Ann. Total Return (3/31/11)[3]			-1.58%	+	2.84%	+	3.98%
Distribution Rate[4]	4.83%
Taxable Equivalent Distribution Rate[5]	7.43%
30-Day Standardized Yield[6]	4.76%
Taxable Equivalent Yield[5]	7.32%
Total Annual Operating Expenses[7]	0.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Because municipal bonds are particularly sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is classified as a nondiversified fund because it may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maxi-
mum offering price (NAV for Classes C and Advisor) per share on 2/28/11.
5. Taxable equivalent distribution rate and yield assume the 2011 maximum federal income tax rate of 35.00%.
6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to
7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s max-
imum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09
(commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +11.11%
and +6.70%.
9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund’s Expenses

Franklin Double Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$937.50	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36
Class C
Actual	$1,000	$935.00	$5.85
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor Class
Actual	$1,000	$938.00	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 15

Franklin Federal Intermediate-Term Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Federal Intermediate-Term Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	5.3%
AA	50.9%
A	32.0%
BBB	10.7%
Below Investment Grade	0.2%
Not Rated	0.9%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.59 on February 28, 2010, to $11.43 on February 28, 2011. The

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 85.

16 | Annual Report

Dividend Distributions*
Franklin Federal Intermediate-Term Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	3.58 cents	3.04 cents	3.67 cents
April 2010	3.58 cents	3.04 cents	3.67 cents
May 2010	3.58 cents	3.04 cents	3.67 cents
June 2010	3.48 cents	2.95 cents	3.57 cents
July 2010	3.48 cents	2.95 cents	3.57 cents
August 2010	3.48 cents	2.95 cents	3.57 cents
September 2010	3.48 cents	2.93 cents	3.58 cents
October 2010	3.28 cents	2.73 cents	3.38 cents
November 2010	3.13 cents	2.58 cents	3.23 cents
December 2010	3.13 cents	2.58 cents	3.22 cents
January 2011	3.13 cents	2.58 cents	3.22 cents
February 2011	3.13 cents	2.58 cents	3.22 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund’s Class A shares paid dividends totaling 40.61 cents per share for the same period.2 The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.32% based on an annualization of the current 3.23 cent per share dividend and the maximum offering price of $11.69 on February 28, 2011. An investor in the 2011 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.11% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 17

Portfolio Breakdown		Manager’s Discussion
Franklin Federal Intermediate-Term
Tax-Free Income Fund		We used various investment strategies during the 12 months under review as
2/28/11
		we sought to maximize tax-free income for shareholders. Please read the dis-
% of Total		cussion on page 6 for details.
Long-Term Investments*

Subject to Government Appropriations	21.5%	Thank you for your continued participation in Franklin Federal Intermediate-
Utilities	19.1%	Term Tax-Free Income Fund. We intend to maintain our conservative, buy-
General Obligation	17.7%	and-hold investment strategy as we attempt to provide shareholders with high,
Transportation	12.1%	current, tax-free income.
Hospital & Health Care	9.9%
Other Revenue	9.1%
Tax-Supported	5.0%
		The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end
Higher Education	3.2%	of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings
Refunded	1.8%	may change depending on factors such as market and economic conditions. These opinions may not be relied
Housing	0.4%	upon as investment advice or an offer for a particular security. The information is not a complete analysis of
		every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered
Corporate-Backed	0.2%	reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
		Although historical performance is no guarantee of future results, these insights may help you understand our
*Does not include short-term investments and other		investment management philosophy.
net assets.

18 | Annual Report

Performance Summary as of 2/28/11

Franklin Federal Intermediate-Term Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FKITX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.16	$11.43	$11.59
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4061
Class C (Symbol: FCITX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.15	$11.46	$11.61
Distributions (3/1/10–2/28/11)
Dividend Income	$0.3407
Advisor Class (Symbol: FITZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.15	$11.45	$11.60
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4172

Annual Report | 19

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	2.12%	+	20.58%	+	53.42%
Average Annual Total Return[2]			-0.20%	+	3.35%	+	4.14%
Avg. Ann. Total Return (3/31/11)[3]			-0.21%	+	3.39%	+	3.99%
Distribution Rate[4]	3.32%
Taxable Equivalent Distribution Rate[5]	5.11%
30-Day Standardized Yield[6]	3.33%
Taxable Equivalent Yield[5]	5.12%
Total Annual Operating Expenses[7]	0.67%
Class C			1-Year		5-Year		Inception (7/1/03)
Cumulative Total Return[1]		+	1.63%	+	17.35%	+	24.86%
Average Annual Total Return[2]		+	0.65%	+	3.25%	+	2.94%
Avg. Ann. Total Return (3/31/11)[3]		+	0.58%	+	3.30%	+	2.81%
Distribution Rate[4]	2.85%
Taxable Equivalent Distribution Rate[5]	4.38%
30-Day Standardized Yield[6]	2.86%
Taxable Equivalent Yield[5]	4.40%
Total Annual Operating Expenses[7]	1.22%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	2.30%	+	21.03%	+	53.99%
Average Annual Total Return[2]		+	2.30%	+	3.89%	+	4.41%
Avg. Ann. Total Return (3/31/11)[3]		+	2.23%	+	3.94%	+	4.26%
Distribution Rate[4]	3.48%
Taxable Equivalent Distribution Rate[5]	5.35%
30-Day Standardized Yield[6]	3.49%
Taxable Equivalent Yield[5]	5.37%
Total Annual Operating Expenses[7]	0.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

20 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 21

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/11.
5. Taxable equivalent distribution rate and yield assume the 2011 maximum federal income tax rate of 35.00%.
6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to share-
holders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/08, actual Advisor
Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +17.84% and +7.59%.
9. Source: © 2011 Morningstar. The BC Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.
The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

22 | Annual Report

Annual Report | 22

Your Fund’s Expenses

Franklin Federal Intermediate-Term Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 23

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$962.80	$3.26
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36
Class C
Actual	$1,000	$960.10	$5.93
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor Class
Actual	$1,000	$963.30	$2.77
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

24 | Annual Report

Franklin Federal Limited-Term Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

Credit Quality Breakdown*
Franklin Federal Limited-Term Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	4.6%
AA	61.5%
SP-1	7.4%
A	18.4%
BBB	7.6%
Below Investment Grade	0.3%
Not Rated	0.2%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). S&P may rate long-term securities using short-term ratings; SP-1 reflects a strong capacity to pay principal and interest.

**Does not include short-term investments and other net assets.

This annual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 101.

Annual Report | 25

Dividend Distributions*

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Franklin Federal Limited-Term Tax-Free Income Fund
Dividend per Share
Month	Class A	Advisor Class**
March 2010	1.90 cents	—
April 2010	1.90 cents	—
May 2010	1.90 cents	—
June 2010	1.90 cents	—
July 2010	1.90 cents	—
August 2010	1.90 cents	—
September 2010	1.90 cents	—
October 2010	1.75 cents	—
November 2010	1.75 cents	—
December 2010	1.75 cents	—
January 2011	1.75 cents	—
February 2011	1.30 cents	0.83 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 2/1/11, the Fund began offering Advisor Class shares. See the prospectus for details.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.35 on February 28, 2010, to $10.29 on February 28, 2011. The Fund’s Class A shares paid dividends totaling 21.65 cents per share for the same period.2 The Performance Summary beginning on page 28 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 1.85% based on an annualization of the current 1.62 cent per share dividend and the maximum offering price of $10.53 on February 28, 2011. An investor in the 2011 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 2.85% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

26 | Annual Report

municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to insulate investors against bond market volatility. As a result of our strategy, we believe the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Portfolio Breakdown
Franklin Federal Limited-Term
Tax-Free Income Fund
2/28/11

% of Total
Long-Term Investments*

General Obligation	31.6%
Utilities	17.9%
Subject to Government Appropriations	12.2%
Transportation	9.5%
Other Revenue	8.1%
Hospital & Health Care	6.9%
Higher Education	4.6%
Tax-Supported	4.0%
Housing	3.4%
Corporate-Backed	1.8%

*Does not include short-term investments and other net assets.

Annual Report | 27

Performance Summary as of 2/28/11

Franklin Federal Limited-Term Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FFTFX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.06	$10.29	$10.35
Distributions (3/1/10–2/28/11)
Dividend Income	$0.2165
Advisor Class (Symbol: n/a)			Change	2/28/11	2/1/11
Net Asset Value (NAV)		+$	0.02	$10.29	$10.27
Distributions (2/1/11–2/28/11)
Dividend Income	$0.0138

28 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge.

Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

Class A			1-Year		5-Year		Inception (9/2/03)
Cumulative Total Return[2]		+	1.52%	+	18.78%	+	22.51%
Average Annual Total Return[3]			-0.78%	+	3.03%	+	2.44%
Avg. Ann. Total Return (3/31/11)[4]			-0.07%	+	3.08%	+	2.43%
Distribution Rate[5]	1.85%
Taxable Equivalent Distribution Rate[6]	2.85%
30-Day Standardized Yield[7]	1.67%
Taxable Equivalent Yield[6]	2.57%
Total Annual Operating Expenses[8]	0.50%
Without Waiver	0.92%
With Waiver	0.50%
Advisor Class[9]			1-Year		5-Year		Inception (9/2/03)
Cumulative Total Return[2]		+	1.53%	+	18.79%	+	22.52%
Average Annual Total Return[3]		+	1.53%	+	3.50%	+	2.75%
Avg. Ann. Total Return (3/31/11)[4]		+	2.28%	+	3.56%	+	2.74%
Distribution Rate[5]	1.98%
Taxable Equivalent Distribution Rate[6]	3.05%
30-Day Standardized Yield[7]	n/a
Taxable Equivalent Yield[6]	n/a
Total Annual Operating Expenses[8]	0.35%
Without Waiver	0.77%
With Waiver	0.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for the Fund do not exceed 0.35% (other than certain nonroutine expenses) until 6/30/11.

Annual Report | 29

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

30 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A:	Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s distribution rate and total returns would have been lower, and yield for the period would have been 1.34% for Class A.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Advisor Class)
per share on 2/28/11.
6. Taxable equivalent distribution rate and yield assume the 2011 maximum federal income tax rate of 35.00%. Because Advisor Class shares have existed for fewer than 30 days, 30-day standardized yield is not available.
7. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity).
It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements. Because Advisor Class shares have existed for fewer than 30 days, 30-day standardized yield is not available.
8. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
9. Effective 2/1/11, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/11, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/31/11, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 2/1/11 (commencement of sales), the cumulative total return of Advisor Class shares was +0.33%.
10. Source: © 2011 Morningstar. The BC Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.
The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 31

Your Fund’s Expenses

Franklin Federal Limited-Term Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

32 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$990.50	$2.42
Hypothetical (5% return before expenses)	$1,000	$1,022.36	$2.46
Advisor Class
Actual (2/1/11-2/28/11)	$1,000	$1,003.30	$0.27
Hypothetical (5% return before expenses)	$1,000	$1,023.26	$1.76

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, annualized for each class (A: 0.50%; and Advisor: 0.35%), multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical for all share classes; Actual for Class A) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 28/365 to reflect the number of days since inception.

Annual Report | 33

Franklin High Yield Tax-Free Income Fund

Your Fund’s Goals and Main Investments: Franklin High Yield Tax-Free Income Fund seeks to provide a high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin High Yield Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $9.99 on February 28, 2010, to $9.60 on February 28, 2011. The Fund’s

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 114.

34 | Annual Report

Dividend Distributions*
Franklin High Yield Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2010	4.31 cents	3.82 cents	3.81 cents	4.39 cents
April 2010	4.31 cents	3.82 cents	3.81 cents	4.39 cents
May 2010	4.31 cents	3.82 cents	3.81 cents	4.39 cents
June 2010	4.31 cents	3.87 cents	3.84 cents	4.39 cents
July 2010	4.31 cents	3.87 cents	3.84 cents	4.39 cents
August 2010	4.31 cents	3.87 cents	3.84 cents	4.39 cents
September 2010	4.31 cents	3.85 cents	3.84 cents	4.39 cents
October 2010	4.26 cents	3.80 cents	3.79 cents	4.34 cents
November 2010	4.26 cents	3.80 cents	3.79 cents	4.34 cents
December 2010	4.21 cents	3.72 cents	3.72 cents	4.30 cents
January 2011	4.21 cents	3.72 cents	3.72 cents	4.30 cents
February 2011	4.21 cents	3.72 cents	3.72 cents	4.30 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 51.64 cents per share for the same period.2 The Performance Summary beginning on page 37 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 5.23% based on an annualization of the current 4.37 cent per share dividend and the maximum offering price of $10.03 on February 28, 2011. An investor in the 2011 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 8.05% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 35

Portfolio Breakdown
Franklin High Yield Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	22.2%
Hospital & Health Care	16.3%
Transportation	16.1%
Tax-Supported	10.0%
Refunded	7.8%
General Obligation	7.4%
Corporate-Backed	6.1%
Other Revenue	6.1%
Subject to Government Appropriations	5.2%
Higher Education	1.9%
Housing	0.9%

*Does not include short-term investments and other
net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

During the reporting period, the Fund continued to generate high, current, tax-free income for its shareholders. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector. At period-end, we believed the Fund was well positioned for any changes in yield spreads or interest rates.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

36 | Annual Report

Performance Summary as of 2/28/11

Franklin High Yield Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRHIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.39	$9.60	$9.99
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5164
Class B (Symbol: FYIBX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.38	$9.68	$10.06
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4598
Class C (Symbol: FHYIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.39	$9.73	$10.12
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4583
Advisor Class (Symbol: FHYVX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.39	$9.63	$10.02
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5263

Annual Report | 37

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	1.19%	+	15.54%	+	56.91%
Average Annual Total Return[2]			-3.08%	+	2.04%	+	4.15%
Avg. Ann. Total Return (3/31/11)[3]			-4.09%	+	1.95%	+	3.99%
Distribution Rate[4]	5.23%
Taxable Equivalent Distribution Rate[5]	8.05%
30-Day Standardized Yield[6]	5.10%
Taxable Equivalent Yield[5]	7.85%
Total Annual Operating Expenses[7]	0.63%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.72%	+	12.41%	+	50.18%
Average Annual Total Return[2]			-3.13%	+	2.04%	+	4.15%
Avg. Ann. Total Return (3/31/11)[3]			-4.32%	+	1.95%	+	3.97%
Distribution Rate[4]	4.91%
Taxable Equivalent Distribution Rate[5]	7.55%
30-Day Standardized Yield[6]	4.77%
Taxable Equivalent Yield[5]	7.34%
Total Annual Operating Expenses[7]	1.18%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.59%	+	12.31%	+	48.48%
Average Annual Total Return[2]			-0.37%	+	2.35%	+	4.03%
Avg. Ann. Total Return (3/31/11)[3]			-1.48%	+	2.28%	+	3.87%
Distribution Rate[4]	4.87%
Taxable Equivalent Distribution Rate[5]	7.49%
30-Day Standardized Yield[6]	4.79%
Taxable Equivalent Yield[5]	7.37%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	1.29%	+	16.18%	+	57.72%
Average Annual Total Return[2]		+	1.29%	+	3.04%	+	4.66%
Avg. Ann. Total Return (3/31/11)[3]		+	0.23%	+	2.95%	+	4.49%
Distribution Rate[4]	5.53%
Taxable Equivalent Distribution Rate[5]	8.51%
30-Day Standardized Yield[6]	5.46%
Taxable Equivalent Yield[5]	8.40%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

38 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Performance Summary *(continued)*

Average Annual Total Return

Class C	2/28/11
1-Year	-0.37%
5-Year	+2.35%
10-Year	+4.03%

Class C (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,848
$12,589
Franklin High Yield Tax-Free Income Fund
BC Municipal Bond Index[7]
CPI[8]

Average Annual Total Return

Advisor Class[6]	2/28/11
1-Year	+1.29%
5-Year	+3.04%
10-Year	+4.66%

Advisor Class (3/1/01–2/28/11)[6]

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$15,772
$12,589
Franklin High Yield Tax-Free Income Fund
BC Municipal Bond Index[7]
CPI[8]

40 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. In general, an investor is paid a higher yield to assume a greater degree of credit risk. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.
Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes
B, C and Advisor) per share on 2/28/11.
5. Taxable equivalent distribution rate and yield assume the 2011 maximum federal income tax rate of 35.00%.
6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/2/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +17.74% and +3.22%.
9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond mar-
ket. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S.
Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 41

Your Fund’s Expenses

Franklin High Yield Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

42 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$947.90	$3.09
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class B
Actual	$1,000	$945.70	$5.74
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Class C
Actual	$1,000	$945.00	$5.74
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$948.60	$2.61
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 43

Franklin Insured Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund invests predominantly in insured municipal securities.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.88 on February 28, 2010, to $11.39 on February 28, 2011. The Fund’s

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 145.

44 | Annual Report

Dividend Distributions*
Franklin Insured Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2010	4.30 cents	3.75 cents	3.73 cents	4.40 cents
April 2010	4.30 cents	3.75 cents	3.73 cents	4.40 cents
May 2010	4.30 cents	3.75 cents	3.73 cents	4.40 cents
June 2010	4.30 cents	3.78 cents	3.75 cents	4.43 cents
July 2010	4.30 cents	3.78 cents	3.75 cents	4.43 cents
August 2010	4.30 cents	3.78 cents	3.75 cents	4.43 cents
September 2010	4.30 cents	3.75 cents	3.74 cents	4.39 cents
October 2010	4.20 cents	3.65 cents	3.64 cents	4.29 cents
November 2010	4.13 cents	3.58 cents	3.57 cents	4.22 cents
December 2010	4.13 cents	3.57 cents	3.56 cents	4.22 cents
January 2011	4.13 cents	3.57 cents	3.56 cents	4.22 cents
February 2011	4.13 cents	3.57 cents	3.56 cents	4.22 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 51.13 cents per share for the same period.3 The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.34% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $11.90 on February 28, 2011. An investor in the 2011 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 45

Portfolio Breakdown
Franklin Insured Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	17.2%
Hospital & Health Care	17.1%
General Obligation	13.4%
Transportation	13.3%
Subject to Government Appropriations	11.9%
Refunded	8.4%
Higher Education	6.9%
Other Revenue	6.5%
Tax-Supported	4.6%
Housing	0.7%

*Does not include short-term investments and other
net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

During the reporting period, we limited Fund purchases to bonds insured by Assured Guaranty and non-insured bonds rated AA or higher by independent credit rating agencies. The municipal bond insurance industry has gone through significant downgrades since the 2008 financial crisis. As a result, Assured Guaranty was the only major municipal bond insurer currently providing municipal bond insurance. Aside from Berkshire Hathaway Assurance, Assured Guaranty was the only insurer that carried a rating of AA. On October 25, 2010, Standard & Poor’s downgraded Assured Guaranty to AA+ from AAA, so that by the end of February 2011 no municipal bond insurers were rated AAA.

The rating agencies continued to reevaluate their methods for rating municipal bond insurance firms, which has created a measure of uncertainty with regard to ratings going forward. We will continue to closely monitor the municipal insurance industry’s progress and the market for insured bonds. As always, we strive for solid performance on a relative value basis with a focus on income and credit safety.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

46 | Annual Report

Performance Summary as of 2/28/11

Franklin Insured Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTFIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.49	$11.39	$11.88
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5113
Class B (Symbol: FBITX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.49	$11.45	$11.94
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4457
Class C (Symbol: FRITX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.48	$11.53	$12.01
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4436
Advisor Class (Symbol: FINZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.49	$11.39	$11.88
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5237

Annual Report | 47

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.13%	+	15.25%	+	49.15%
Average Annual Total Return[2]			-4.15%	+	1.99%	+	3.63%
Avg. Ann. Total Return (3/31/11)[3]			-5.11%	+	1.94%	+	3.47%
Distribution Rate[4]	4.34%
Taxable Equivalent Distribution Rate[5]	6.68%
30-Day Standardized Yield[6]	4.15%
Taxable Equivalent Yield[5]	6.38%
Total Annual Operating Expenses[7]	0.63%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.43%	+	12.16%	+	43.04%
Average Annual Total Return[2]			-4.26%	+	1.98%	+	3.64%
Avg. Ann. Total Return (3/31/11)[3]			-5.20%	+	1.93%	+	3.47%
Distribution Rate[4]	4.00%
Taxable Equivalent Distribution Rate[5]	6.15%
30-Day Standardized Yield[6]	3.80%
Taxable Equivalent Yield[5]	5.85%
Total Annual Operating Expenses[7]	1.18%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.36%	+	12.34%	+	41.50%
Average Annual Total Return[2]			-1.32%	+	2.36%	+	3.53%
Avg. Ann. Total Return (3/31/11)[3]			-2.28%	+	2.30%	+	3.37%
Distribution Rate[4]	3.95%
Taxable Equivalent Distribution Rate[5]	6.08%
30-Day Standardized Yield[6]	3.79%
Taxable Equivalent Yield[5]	5.83%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.23%	+	15.57%	+	49.56%
Average Annual Total Return[2]		+	0.23%	+	2.94%	+	4.11%
Avg. Ann. Total Return (3/31/11)[3]			-0.76%	+	2.88%	+	3.95%
Distribution Rate[4]	4.63%
Taxable Equivalent Distribution Rate[5]	7.12%
30-Day Standardized Yield[6]	4.45%
Taxable Equivalent Yield[5]	6.85%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

48 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A		2/28/11
1-Year		-4.15%
5-Year	+	1.99%
10-Year	+	3.63%

Average Annual Total Return

Class B		2/28/11
1-Year		-4.26%
5-Year	+	1.98%
10-Year	+	3.64%

Annual Report | 49

Performance Summary *(continued)*

Average Annual Total Return

Class C	2/28/11
1-Year	-1.32%
5-Year	+2.36%
10-Year	+3.53%

Class C (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,150
$12,589
Franklin Insured Tax-Free Income Fund
BC Municipal Bond Index[9]
CPI[9]

Average Annual Total Return

Advisor Class[8]	2/28/11
1-Year	+0.23%
5-Year	+2.94%
10-Year	+4.11%

Advisor Class (3/1/01–2/28/11)[8]

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,956
$12,589
Franklin Insured Tax-Free Income Fund
BC Municipal Bond Index[9]
CPI[9]

50 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are particularly sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the 2011 maximum federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.42% and +3.08%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 51

Your Fund’s Expenses

Franklin Insured Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

52 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$954.70	$3.05
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
Class B
Actual	$1,000	$952.20	$5.71
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Class C
Actual	$1,000	$952.50	$5.71
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor Class
Actual	$1,000	$955.90	$2.57
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 53

Franklin Massachusetts Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Massachusetts Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Massachusetts Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.60 on February 28, 2010, to $11.11 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 164.

54 | Annual Report

Dividend Distributions*
Franklin Massachusetts Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	4.06 cents	3.49 cents	4.16 cents
April 2010	4.06 cents	3.49 cents	4.16 cents
May 2010	4.06 cents	3.49 cents	4.16 cents
June 2010	3.98 cents	3.44 cents	4.07 cents
July 2010	3.98 cents	3.44 cents	4.07 cents
August 2010	3.98 cents	3.44 cents	4.07 cents
September 2010	3.88 cents	3.33 cents	3.98 cents
October 2010	3.88 cents	3.33 cents	3.98 cents
November 2010	3.88 cents	3.33 cents	3.98 cents
December 2010	3.88 cents	3.34 cents	3.98 cents
January 2011	3.88 cents	3.34 cents	3.98 cents
February 2011	3.88 cents	3.34 cents	3.98 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 47.64 cents per share for the same period.2 The Performance Summary beginning on page 58 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.01% based on an annualization of the current 3.88 cent per share dividend and the maximum offering price of $11.60 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Massachusetts personal income tax bracket of 38.45% would need to earn a distribution rate of 6.51% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 55

Portfolio Breakdown
Franklin Massachusetts
Tax-Free Income Fund
2/28/11

% of Total
Long-Term Investments*

Higher Education	24.1%
Refunded	16.5%
Tax-Supported	14.9%
Other Revenue	14.0%
Transportation	11.9%
Utilities	6.6%
General Obligation	5.2%
Hospital & Health Care	4.4%
Housing	2.0%
Subject to Government Appropriations	0.4%

*Does not include short-term investments and other net assets.

Commonwealth Update

After declining through the recession, Massachusetts’ deep, diverse economy has been showing signs of steady recovery. The commonwealth’s unemployment rate, which remained below the national average throughout the recession and the reporting period, fell to 8.2% in February 2011 compared with 8.9% for the nation.3 At the same time, Massachusetts’ employment growth was quite strong relative to other states, and job losses in the 2008-2009 recession were significantly less severe than in earlier recessions. Massachusetts has led the northeast region in recovery, and its key economic anchors, centered on higher education, technology and health care, are expected to contribute to further positive economic growth prospects over time. However, slow population growth and high business and housing costs continued to pose economic challenges for the commonwealth.

Massachusetts’ strong and conservative financial management practices helped restore budget balance that was compromised by the economic downturn. After a period of steady downward revisions to revenues throughout the recession, recent revenue performance turned positive and the commonwealth ended fiscal year 2010 with a slight surplus. By January 2011, the current fiscal year budget was revised upward, reflecting better-than-forecast performance of income, sales and corporate taxes as business and consumer activity picked up. With cash flows stabilizing, underscored by an increase in the projected year-end cash balance of about $39 million for fiscal year 2011, the governor requested supplemental appropriations on the additional revenue to help cover health programs and other costs.4 Although Massachusetts is in a relatively better fiscal position than many states, by most measures its debt burden ranked among the highest in the country. Massachusetts’ net tax-supported debt was 9.2% of personal income and $4,606 per capita, compared with the 2.5% and $936 national medians, ranking the state’s debt levels second-highest among the 50 states.5

Independent credit rating agency Standard & Poor’s (S&P) rated Massachusetts’ general obligation (GO) bonds AA, due in part to its high wealth and income levels, steadily recovering economy, strong financial management, and swift action to restore balance after identifying revenue shortfalls throughout the recession.6 Furthermore, S&P revised the commonwealth’s GO bonds’ outlook from stable to positive in February 2011, due to the commonwealth’s ongoing

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor’s, “Massachusetts; General Obligation,” RatingsDirect, 2/10/11.

5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

6. This does not indicate S&P’s rating of the Fund.

56 | Annual Report

progress in improving financial, debt and budget management practices, while at the same time implementing cost control and reform measures associated with its long-term liabilities.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 57

Performance Summary as of 2/28/11

Franklin Massachusetts Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FMISX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.49	$11.11	$11.60
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4764
Long–Term Capital Gain	$0.0208
Total	$0.4972
Class C (Symbol: FMAIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.48	$11.22	$11.70
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4102
Long–Term Capital Gain	$0.0208
Total	$0.4310
Advisor Class (Symbol: n/a)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.49	$11.11	$11.60
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4881
Long–Term Capital Gain	$0.0208
Total	$0.5089

58 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.01%	+	15.30%	+	48.89%
Average Annual Total Return[2]			-4.20%	+	2.00%	+	3.61%
Avg. Ann. Total Return (3/31/11)[3]			-5.28%	+	1.97%	+	3.45%
Distribution Rate[4]	4.01%
Taxable Equivalent Distribution Rate[5]	6.51%
30-Day Standardized Yield[6]	3.57%
Taxable Equivalent Yield[5]	5.80%
Total Annual Operating Expenses[7]	0.67%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.47%	+	12.32%	+	40.99%
Average Annual Total Return[2]			-1.43%	+	2.35%	+	3.49%
Avg. Ann. Total Return (3/31/11)[3]			-2.68%	+	2.28%	+	3.32%
Distribution Rate[4]	3.64%
Taxable Equivalent Distribution Rate[5]	5.91%
30-Day Standardized Yield[6]	3.21%
Taxable Equivalent Yield[5]	5.21%
Total Annual Operating Expenses[7]	1.22%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.12%	+	15.49%	+	49.13%
Average Annual Total Return[2]		+	0.12%	+	2.92%	+	4.08%
Avg. Ann. Total Return (3/31/11)[3]			-1.10%	+	2.87%	+	3.90%
Distribution Rate[4]	4.29%
Taxable Equivalent Distribution Rate[5]	6.97%
30-Day Standardized Yield[6]	3.82%
Taxable Equivalent Yield[5]	6.21%
Total Annual Operating Expenses[7]	0.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 59

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Massachusetts personal income tax rate of 38.45%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +7.82% and +4.63%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 61

Your Fund’s Expenses

Franklin Massachusetts Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

62 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$950.80	$3.19
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31
Class C
Actual	$1,000	$948.60	$5.80
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor Class
Actual	$1,000	$952.10	$2.71
Hypothetical (5% return before expenses)	$1,000	$1,022.02	$2.81

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.20% and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 63

Franklin New Jersey Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin New Jersey Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	7.1%
AA	26.2%
A	42.0%
BBB	21.1%
Below Investment Grade	0.6%
Not Rated	3.0%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-
worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest;
includes ratings BB to D).
**Does not include short-term investments and other net assets.

This annual report for Franklin New Jersey Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.99 on February 28, 2010, to $11.49 on February 28, 2011. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 172.

64 | Annual Report

Dividend Distributions*
Franklin New Jersey Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2010	4.30 cents	3.74 cents	3.72 cents	4.41 cents
April 2010	4.30 cents	3.74 cents	3.72 cents	4.41 cents
May 2010	4.30 cents	3.74 cents	3.72 cents	4.41 cents
June 2010	4.30 cents	3.78 cents	3.75 cents	4.40 cents
July 2010	4.30 cents	3.78 cents	3.75 cents	4.40 cents
August 2010	4.30 cents	3.78 cents	3.75 cents	4.40 cents
September 2010	4.30 cents	3.75 cents	3.74 cents	4.40 cents
October 2010	4.30 cents	3.75 cents	3.74 cents	4.40 cents
November 2010	4.30 cents	3.75 cents	3.74 cents	4.40 cents
December 2010	4.30 cents	3.73 cents	3.73 cents	4.40 cents
January 2011	4.30 cents	3.73 cents	3.73 cents	4.40 cents
February 2011	4.30 cents	3.73 cents	3.73 cents	4.40 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund’s Class A shares paid dividends totaling 51.92 cents per share for the same period.2 The Performance Summary beginning on page 68 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.34% based on an annualization of the current 4.34 cent per share dividend and the maximum offering price of $12.00 on February 28, 2011. An investor in the 2011 maximum combined effective federal and New Jersey personal income tax bracket of 40.83% would need to earn a distribution rate of 7.33% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary.

State Update

Recent data suggested New Jersey’s diverse and fundamentally sound economy is making a modest recovery. Although the state’s real estate market has yet to improve materially, the pace of job losses slowed as more residents entered the

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 65

Portfolio Breakdown
Franklin New Jersey Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Refunded	17.3%
Hospital & Health Care	16.1%
Subject to Government Appropriations	15.3%
Transportation	14.6%
Higher Education	9.1%
Utilities	7.5%
Tax-Supported	6.5%
Other Revenue	6.4%
General Obligation	4.6%
Housing	2.5%
Corporate-Backed	0.1%

*Does not include short-term investments and other
net assets.

workforce. The state’s jobless rate generally tracked national unemployment trends and fell from 9.7% in February 2010 to 9.2% in February 2011.3 The Garden State’s climate, location, resources and employment opportunities supported economic development, an environment hindered somewhat by its relatively high cost of living and tax structure when compared with other U.S. states.

As a means to help New Jersey bridge a large fiscal year 2010 budget gap, its legislature used broad discretion to enact significant cuts in education, clean energy and pension funding as well as the use of federal aid and some revenue enhancements. For the current, 2011 fiscal year, the state closed a $10.9 billion budget deficit with across-the-board spending cuts that included suspension of property tax rebates, pension funding deferrals and reduced aid to cities, towns and local schools districts.4 In the absence of any broad-based revenue enhancements and a sharp drop in federal stimulus funding from fiscal year 2010 levels, the current budget mandated net spending reductions of nearly $3 billion over year-ago outlays, including proposed debt restructurings and fiscal austerity to decrease state spending.4 A large unfunded pension liability of about $37 billion represented a major budgetary pressure for New Jersey and remained the most significant risk to its long-term credit quality.4 In addition, the state’s debt levels and debt burdens were among the highest in the nation. Net tax-supported debt was $3,669 per capita and 7.2% of personal income, compared with the $936 and 2.5% national medians.5

In February 2011, independent credit rating agency Standard & Poor’s (S&P) lowered its long-term and underlying credit ratings on New Jersey’s general obligation (GO) debt to AA- from AA, reflecting stresses posed by the state’s poorly funded pension system, substantial post-employment benefit obligations and above-average debt levels.6 The state’s high wealth levels, adequate reserves, prudent budget management practices, recent structural budget balance and proposed pension reform efforts supported S&P’s stable outlook for New Jersey’s GO credit quality insofar as the state continues to manage its structural budget imbalance proactively.

3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor’s, “New Jersey; General Obligation,” RatingsDirect, 2/9/11.
5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.
6. This does not indicate S&P’s rating of the Fund.

66 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 67

Performance Summary as of 2/28/11

Franklin New Jersey Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRNJX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.50	$11.49	$11.99
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5192
Long–Term Capital Gain	$0.0035
Total	$0.5227
Class B (Symbol: FNJBX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.51	$11.56	$12.07
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4529
Long–Term Capital Gain	$0.0035
Total	$0.4564
Class C (Symbol: FNIIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.51	$11.60	$12.11
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4511
Long–Term Capital Gain	$0.0035
Total	$0.4546
Advisor Class (Symbol: FNJZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.50	$11.49	$11.99
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5315
Long–Term Capital Gain	$0.0035
Total	$0.5350

68 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.11%	+	17.19%	+	52.89%
Average Annual Total Return[2]			-4.13%	+	2.33%	+	3.88%
Avg. Ann. Total Return (3/31/11)[3]			-5.39%	+	2.26%	+	3.69%
Distribution Rate[4]	4.34%
Taxable Equivalent Distribution Rate[5]	7.33%
30-Day Standardized Yield[6]	3.90%
Taxable Equivalent Yield[5]	6.59%
Total Annual Operating Expenses[7]	0.63%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.52%	+	13.92%	+	46.45%
Average Annual Total Return[2]			-4.35%	+	2.30%	+	3.89%
Avg. Ann. Total Return (3/31/11)[3]			-5.59%	+	2.22%	+	3.69%
Distribution Rate[4]	3.99%
Taxable Equivalent Distribution Rate[5]	6.74%
30-Day Standardized Yield[6]	3.54%
Taxable Equivalent Yield[5]	5.98%
Total Annual Operating Expenses[7]	1.18%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.53%	+	14.03%	+	44.71%
Average Annual Total Return[2]			-1.49%	+	2.66%	+	3.77%
Avg. Ann. Total Return (3/31/11)[3]			-2.68%	+	2.58%	+	3.59%
Distribution Rate[4]	3.96%
Taxable Equivalent Distribution Rate[5]	6.69%
30-Day Standardized Yield[6]	3.55%
Taxable Equivalent Yield[5]	6.00%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.21%	+	17.49%	+	53.29%
Average Annual Total Return[2]		+	0.21%	+	3.28%	+	4.36%
Avg. Ann. Total Return (3/31/11)[3]			-1.10%	+	3.20%	+	4.17%
Distribution Rate[4]	4.63%
Taxable Equivalent Distribution Rate[5]	7.82%
30-Day Standardized Yield[6]	4.20%
Taxable Equivalent Yield[5]	7.10%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 69

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	2/28/11
1-Year	-4.13%
5-Year	+2.33%
10-Year	+3.88%

Class A (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,638
$12,589
Franklin New Jersey Tax-Free Income Fund
BC Municipal Bond Index[5]
CPI[6]

Average Annual Total Return

Class B	2/28/11
1-Year	-4.35%
5-Year	+2.30%
10-Year	+3.89%

Class B (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
$15,960
$14,645
$12,589

3/01	2/03	2/05	2/07	2/09	2/11

Franklin New Jersey			BC Municipal Bond Index [9]		CPI[9]
Tax-Free Income Fund

70 | Annual Report

Annual Report | 71

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and New Jersey personal income tax rate of 40.83%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.78% and +3.57%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

72 | Annual Report

Your Fund’s Expenses

Franklin New Jersey Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 73

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$950.30	$3.05
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
Class B
Actual	$1,000	$947.20	$5.65
Hypothetical (5% return before expenses)	$1,000	$1,018.99	$5.86
Class C
Actual	$1,000	$947.30	$5.70
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor Class
Actual	$1,000	$950.80	$2.56
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.17%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

74 | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Double Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.56	$10.54	$11.10	$12.06	$11.98
Income from investment operations[b]:
Net investment income[c]	0.52	0.51	0.50	0.49	0.50
Net realized and unrealized gains (losses)	(0.44)	1.02	(0.57)	(0.96)	0.08
Total from investment operations	0.08	1.53	(0.07)	(0.47)	0.58
Less distributions from net investment income	(0.52)	(0.51)	(0.49)	(0.49)	(0.50)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.12	$11.56	$10.54	$11.10	$12.06

Total return[f]	0.56%	14.78%	(0.62)%	(4.05)%	4.97%

Ratios to average net assets
Expenses	0.67%	0.69%	0.68%	0.69%	0.70%
Net investment income	4.42%	4.64%	4.58%	4.14%	4.16%

Supplemental data
Net assets, end of year (000’s)	$523,391	$507,856	$468,062	$462,515	$428,458
Portfolio turnover rate	12.85%	18.53%	14.45%	18.19%	10.88%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 75

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Double Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.61	$10.58	$11.14	$12.11	$12.01
Income from investment operations[b]:
Net investment income[c]	0.45	0.45	0.44	0.43	0.43
Net realized and unrealized gains (losses)	(0.44)	1.03	(0.57)	(0.97)	0.10
Total from investment operations	0.01	1.48	(0.13)	(0.54)	0.53
Less distributions from net investment income	(0.45)	(0.45)	(0.43)	(0.43)	(0.43)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.17	$11.61	$10.58	$11.14	$12.11

Total return[f]	(0.01)%	14.21%	(1.17)%	(4.64)%	4.55%

Ratios to average net assets
Expenses	1.22%	1.24%	1.23%	1.24%	1.24%
Net investment income	3.87%	4.09%	4.03%	3.59%	3.62%

Supplemental data
Net assets, end of year (000’s)	$95,163	$90,262	$72,413	$66,985	$58,803
Portfolio turnover rate	12.85%	18.53%	14.45%	18.19%	10.88%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

76 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Double Tax-Free Income Fund
	Year Ended February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.57	$10.78
Income from investment operations[b]:
Net investment income[c]	0.53	0.33
Net realized and unrealized gains (losses)	(0.44)	0.78
Total from investment operations	0.09	1.11
Less distributions from net investment income	(0.53)	(0.32)
Net asset value, end of year	$11.13	$11.57

Total return[d]	0.67%	10.38%

Ratios to average net assets[e]
Expenses	0.57%	0.59%
Net investment income	4.52%	4.74%

Supplemental data
Net assets, end of year (000’s)	$4,104	$2,538
Portfolio turnover rate	12.85%	18.53%

[a]For the period July 15, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 77

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Double Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.8%
U.S. Territories 98.8%
Guam 10.4%
Guam Education Financing Foundation COP, 5.00%, 10/01/23	$2,500,000	$2,396,225
Guam Government Limited Obligation Revenue, Section 30, Series A,
5.375%, 12/01/24	5,195,000	5,093,230
5.625%, 12/01/29	3,850,000	3,777,543
5.75%, 12/01/34	10,430,000	10,178,428
Guam International Airport Authority Revenue,
Series A, NATL Insured, 5.25%, 10/01/20	1,725,000	1,736,885
Series A, NATL Insured, 5.25%, 10/01/22	700,000	693,392
Series B, NATL Insured, 5.25%, 10/01/22	1,000,000	990,560
Series B, NATL Insured, 5.25%, 10/01/23	1,000,000	976,580
Series C, NATL Insured, 5.25%, 10/01/21	5,000,000	5,002,150
Series C, NATL Insured, 5.00%, 10/01/23	5,000,000	4,517,500
Guam Power Authority Revenue, Refunding, Series A,
5.50%, 10/01/30	3,000,000	2,936,520
5.50%, 10/01/40	19,800,000	18,384,498
NATL Insured, 5.125%, 10/01/29	1,975,000	1,884,980
NATL Insured, 5.25%, 10/01/34	7,000,000	6,316,730
		64,885,221
Puerto Rico 75.6%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
5.50%, 5/15/39	5,000,000	3,979,500
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	3,100,000	2,910,218
Assured Guaranty, 5.125%, 7/01/47	25,925,000	23,832,334
Puerto Rico Commonwealth GO,
Public Improvement, Refunding, Series A, 5.50%, 7/01/18	2,395,000	2,523,061
Public Improvement, Refunding, Series A, 5.50%, 7/01/32	10,000,000	9,670,300
Public Improvement, Refunding, Series A, 6.00%, 7/01/40	5,000,000	4,871,700
Public Improvement, Refunding, Series B, 5.25%, 7/01/32	2,500,000	2,260,325
Public Improvement, Refunding, Series B, 5.75%, 7/01/38	4,000,000	3,819,640
Public Improvement, Refunding, Series C, 6.00%, 7/01/39	18,950,000	18,494,442
Public Improvement, Series A, 5.375%, 7/01/28	1,300,000	1,309,945
Public Improvement, Series A, 6.00%, 7/01/38	3,000,000	2,944,380
Public Improvement, Series A, FGIC Insured, 5.125%, 7/01/31	3,315,000	3,316,724
Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/27	3,500,000	3,610,460
Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/28	1,195,000	1,227,635
Series A, 5.25%, 7/01/29	4,600,000	4,321,332
Series A, 5.25%, 7/01/30	8,575,000	7,992,757
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
Refunding, Series AA-2, 5.30%, 7/01/35	5,750,000	5,147,803
Refunding, Series CC, AGMC Insured, 5.25%, 7/01/32	4,000,000	3,855,560
Refunding, Series CC, AGMC Insured, 5.25%, 7/01/34	2,000,000	1,896,840
Series Y, Pre-Refunded, 5.50%, 7/01/36	11,850,000	14,160,750

78 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Double Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series H, 5.00%, 7/01/35	$20,000	$17,093
Refunding, Series H, 5.45%, 7/01/35	13,955,000	12,692,770
Refunding, Series M, 5.00%, 7/01/37	5,455,000	4,597,910
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	20,720,000	18,031,994
Series D, Pre-Refunded, 5.375%, 7/01/36	6,990,000	7,424,918
Series H, Pre-Refunded, 5.00%, 7/01/35	80,000	87,909
Series K, Pre-Refunded, 5.00%, 7/01/40	9,500,000	10,905,240
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
Refunding, Series C, FGIC Insured, 5.50%, 7/01/22	6,285,000	6,455,198
Series B, 5.00%, 7/01/37	24,250,000	20,353,677
Series B, 5.00%, 7/01/41	9,190,000	7,393,631
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	20,000,000	17,839,600
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series SS, AGMC Insured, 5.00%, 7/01/30	3,015,000	2,974,358
Refunding, Series UU, CIFG Insured, 5.00%, 7/01/26	6,500,000	6,230,770
Series CCC, 5.25%, 7/01/27	5,000,000	4,892,400
Series CCC, 5.25%, 7/01/28	3,000,000	2,910,150
Series TT, 5.00%, 7/01/32	10,800,000	9,774,000
Series TT, 5.00%, 7/01/37	2,235,000	1,909,450
Series XX, 5.75%, 7/01/36	15,000,000	14,325,750
Series XX, 5.25%, 7/01/40	14,800,000	12,925,432
Puerto Rico HFAR,
Capital Fund Modernization, 5.125%, 12/01/27	8,500,000	8,502,040
Capital Fund Program, 4.60%, 12/01/24	3,425,000	3,435,275
Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33	9,700,000	9,701,746
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Educational Facilities Revenue, University Plaza Project, Series A, NATL Insured,
5.00%, 7/01/33	6,000,000	5,260,740
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Hospital Revenue,
Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25	2,500,000	2,507,075
Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32	500,000	501,410
Hospital Auxilio Mutuo Obligation Group Project, Series A, NATL Insured, 6.25%,
7/01/24	8,445,000	8,474,135
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Industrial Revenue,
Guaynabo Municipal Government, 5.625%, 7/01/15	4,025,000	4,029,790
Guaynabo Municipal Government, 5.625%, 7/01/22	3,160,000	3,160,916
Guaynabo Warehouse, Series A, 5.15%, 7/01/19	1,135,000	1,160,821
Guaynabo Warehouse, Series A, 5.20%, 7/01/24	4,120,000	4,203,389
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Revenue, Ana G. Mendez University System Project, Refunding, 5.375%,
12/01/21	2,000,000	1,967,020
2/01/29	7,850,000	7,084,232

Annual Report | 79

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Double Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	$5,970,000	$5,988,209
International American University of Puerto Rico Project, NATL Insured, 4.25%,
10/01/24	1,000,000	868,490
International American University of Puerto Rico Project, NATL Insured, 4.375%,
10/01/25	1,000,000	875,590
International American University of Puerto Rico Project, NATL Insured, 4.50%,
10/01/29	3,750,000	3,137,963
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured,
5.75%, 8/01/12	7,500,000	7,563,600
5.00%, 8/01/27	3,500,000	3,415,650
5.00%, 8/01/30	3,500,000	3,304,385
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series M, 6.25%, 7/01/21	5,000,000	5,336,700
Refunding, Series N, 5.00%, 7/01/32	5,000,000	4,418,850
Refunding, Series N, 5.00%, 7/01/37	10,000,000	8,428,800
Refunding, Series P, 6.50%, 7/01/30	5,000,000	5,350,700
Refunding, Series P, 6.75%, 7/01/36	5,000,000	5,309,700
Refunding, Series Q, 5.625%, 7/01/39	8,985,000	8,321,098
Series D, Pre-Refunded, 5.375%, 7/01/33	4,070,000	4,323,235
Series I, 5.25%, 7/01/33	2,450,000	2,216,981
Series I, 5.00%, 7/01/36	4,000,000	3,390,360
Series I, Pre-Refunded, 5.25%, 7/01/33	50,000	56,394
Series I, Pre-Refunded, 5.375%, 7/01/34	5,000,000	5,659,650
Puerto Rico Public FICO Revenue, Commonwealth Appropriation, Series E, Pre-Refunded,
5.50%, 8/01/29	5,000,000	5,227,400
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first sub., Series A, zero cpn. to 8/01/19, 6.25% thereafter,
8/01/33	7,000,000	4,594,030
first sub., Series A, 5.75%, 8/01/37	1,000,000	990,560
first sub., Series A, 5.50%, 8/01/42	3,500,000	3,267,670
first sub., Series A, 6.00%, 8/01/42	17,850,000	17,883,915
first sub., Series C, 5.25%, 8/01/41	2,500,000	2,248,750
Series A, 5.25%, 8/01/57	15,000,000	14,692,650
		470,747,875
U.S. Virgin Islands 12.8%
Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
6.45%, 3/01/16	55,000	55,029
6.50%, 3/01/25	225,000	215,026
Virgin Islands PFAR,
Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26	5,000,000	4,914,850
Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	11,720,000	10,468,890
Gross Receipts Taxes Loan Note, Refunding, ACA Insured, 5.00%, 10/01/31	2,500,000	2,341,175
Gross Receipts Taxes Loan Note, Refunding, BHAC Insured, 5.00%, 10/01/28	3,695,000	3,853,589
Matching Fund Loan Note, sub. lien, Series B, 5.00%, 10/01/25	7,665,000	7,328,200
Matching Fund Loan Note, sub. lien, Series B, 5.25%, 10/01/29	3,525,000	3,487,741
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	941,330

80 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Double Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands (continued)
Virgin Islands PFAR, (continued)
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/39	$4,100,000	$3,383,484
Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.75%, 10/01/37	7,700,000	7,865,088
Virgin Islands Matching Fund Loan Note, senior lien, Series A, 5.25%, 10/01/24	2,000,000	2,010,900
Virgin Islands Matching Fund Loan Note, Series A, 6.00%, 10/01/39	5,500,000	5,543,670
Virgin Islands Port Authority Marine Revenue, Series A, AGMC Insured,
5.25%, 9/01/18	2,930,000	2,946,584
5.00%, 9/01/23	10,000,000	9,817,900
Virgin Islands Water and Power Authority Electric System Revenue,
Refunding, 5.30%, 7/01/21	1,000,000	1,000,490
Refunding, Series A, 5.00%, 7/01/18	1,750,000	1,832,915
Series A, 5.00%, 7/01/31	3,000,000	2,789,820
Series B, AGMC Insured, 5.00%, 7/01/22	2,250,000	2,291,850
Virgin Islands Water and Power Authority Water System Revenue, Refunding,
5.25%, 7/01/12	2,700,000	2,707,209
5.50%, 7/01/17	4,000,000	4,004,320
		79,800,060
Total Municipal Bonds before Short Term Investments (Cost $642,602,524)		615,433,156
Short Term Investments (Cost $400,000) 0.1%
Municipal Bonds 0.1%
U.S. Territories 0.1%
Puerto Rico 0.1%
[a]Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and Put,
0.15%, 7/01/32	400,000	400,000
Total Investments (Cost $643,002,524) 98.9%		615,833,156
Other Assets, less Liabilities 1.1%		6,824,340
Net Assets 100.0%		$622,657,496

See Abbreviations on page 206.

[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 81

Franklin Tax-Free Trust
Financial Highlights

Franklin Federal Intermediate-Term Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.59	$10.99	$11.04	$11.47	$11.42
Income from investment operations[b]:
Net investment income[c]	0.40	0.43	0.43	0.42	0.42
Net realized and unrealized gains (losses)	(0.15)	0.61	(0.05)	(0.43)	0.05
Total from investment operations	0.25	1.04	0.38	(0.01)	0.47
Less distributions from net investment income	(0.41)	(0.44)	(0.43)	(0.42)	(0.42)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.43	$11.59	$10.99	$11.04	$11.47

Total return[f]	2.12%	9.61%	3.48%	(0.11)%	4.22%

Ratios to average net assets
Expenses	0.66%	0.67%	0.68%	0.71%	0.69%
Net investment income	3.45%	3.76%	3.91%	3.67%	3.68%

Supplemental data
Net assets, end of year (000’s)	$1,492,832	$1,390,805	$873,648	$699,833	$611,291
Portfolio turnover rate	10.11%	3.68%	13.05%	17.10%	8.94%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

82 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.61	$11.01	$11.06	$11.49	$11.44
Income from investment operations[b]:
Net investment income[c]	0.34	0.36	0.37	0.35	0.36
Net realized and unrealized gains (losses)	(0.15)	0.61	(0.05)	(0.42)	0.05
Total from investment operations	0.19	0.97	0.32	(0.07)	0.41
Less distributions from net investment income	(0.34)	(0.37)	(0.37)	(0.36)	(0.36)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.46	$11.61	$11.01	$11.06	$11.49

Total return[f]	1.63%	8.98%	2.90%	(0.66)%	3.65%

Ratios to average net assets
Expenses	1.21%	1.22%	1.23%	1.26%	1.24%
Net investment income	2.90%	3.21%	3.36%	3.12%	3.13%

Supplemental data
Net assets, end of year (000’s)	$357,180	$257,249	$91,164	$34,763	$28,510
Portfolio turnover rate	10.11%	3.68%	13.05%	17.10%	8.94%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 83

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund
	Year Ended February 28,
Advisor Class	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.60	$11.00	$10.58
Income from investment operations[b]:
Net investment income[c]	0.41	0.44	0.11
Net realized and unrealized gains (losses)	(0.14)	0.61	0.42
Total from investment operations	0.27	1.05	0.53
Less distributions from net investment income	(0.42)	(0.45)	(0.11)
Net asset value, end of year	$11.45	$11.60	$11.00

Total return[d]	2.30%	9.70%	5.00%

Ratios to average net assets[e]
Expenses	0.56%	0.57%	0.58%
Net investment income	3.55%	3.86%	4.01%

Supplemental data
Net assets, end of year (000’s)	$435,837	$144,745	$5,769
Portfolio turnover rate	10.11%	3.68%	13.05%

[a]For the period December 1, 2008 (effective date) to February 28, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

84 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.4%
Alabama 3.1%
Alabama State Public School and College Authority Revenue, Capital Improvement, Refunding,
Series A, 5.00%, 5/01/19	$7,750,000	$8,715,030
Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Refunding, Series B,
AMBAC Insured, 4.625%, 8/15/13	5,900,000	5,975,756
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy, Refunding, Series A, Assured
Guaranty, 5.00%,
8/01/20	3,535,000	3,924,026
8/01/21	3,535,000	3,882,561
8/01/22	3,535,000	3,827,168
East Alabama Health Care Authority Health Care Facilities Revenue,
Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36	10,000,000	9,969,400
Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33	13,500,000	13,866,660
Tax Anticipation Bond, Series A, NATL Insured, 4.50%, 9/01/13	1,925,000	1,948,620
Tax Anticipation Bond, Series A, NATL Insured, 4.625%, 9/01/14	2,010,000	2,030,100
Tax Anticipation Bond, Series A, NATL Insured, 4.50%, 9/01/15	2,100,000	2,111,991
Huntsville Health Care Authority Revenue, Series A, NATL Insured,
5.00%, 6/01/17	2,900,000	3,021,191
Pre-Refunded, 4.80%, 6/01/13	2,400,000	2,560,464
Jefferson County GO, Capital Improvement wts., Series A, NATL Insured, 5.00%, 4/01/17	2,195,000	1,946,131
Jefferson County Limited Obligation School wts. Revenue, Series A, 5.25%, 1/01/16	2,000,000	1,917,560
University of Alabama General Revenue, Series A, NATL Insured, 5.00%, 7/01/15	4,070,000	4,479,035
		70,175,693
Alaska 0.2%
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center, Assured
Guaranty, 5.00%, 9/01/19	3,650,000	4,086,284
Arizona 7.0%
Arizona Board of Regents Arizona State University System Revenue, Series C, 5.75%,
7/01/20	500,000	573,875
7/01/21	500,000	560,125
Arizona Health Facilities Authority Revenue,
Banner Health, Series D, 5.50%, 1/01/22	5,000,000	5,275,750
Banner Health, Series D, 5.00%, 1/01/23	5,000,000	5,042,800
Series A, 5.00%, 1/01/22	8,000,000	8,140,960
Arizona School Facilities Board COP,
5.25%, 9/01/19	10,000,000	10,689,000
Refunding, Series A-3, Assured Guaranty, 5.00%, 9/01/19	16,185,000	17,316,817
Arizona School Facilities Board Revenue, Series B, NATL RE, FGIC Insured, 4.00%,
9/01/13	5,000,000	5,216,050
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.00%, 10/01/19	5,650,000	6,048,212
Series A, AGMC Insured, 5.25%, 10/01/21	10,000,000	10,550,300
Series A, AGMC Insured, 5.25%, 10/01/22	40,910,000	42,775,496
Series B, AGMC Insured, 5.00%, 10/01/20	14,860,000	15,691,714
Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.25%,
9/01/16	2,505,000	2,681,202
Glendale IDAR, John C. Lincoln Health, Refunding, Series B, 5.00%, 12/01/18	5,605,000	5,460,728

Annual Report | 85

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Maricopa County GO, School District No. 97, Deer Valley School Improvement, Series A, NATL
RE, FGIC Insured, 4.75%, 7/01/12	$4,000,000	$4,213,160
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/18	2,000,000	2,270,760
Mesa GO, Refunding, Series A, NATL RE, FGIC Insured, 4.20%, 7/01/16	715,000	732,460
Phoenix Civic Improvement Corp. Airport Revenue, junior lien, Series A, 5.00%,
7/01/19	1,900,000	2,072,691
7/01/20	1,300,000	1,416,155
7/01/21	4,200,000	4,500,426
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%,
9/01/21	4,000,000	4,039,800
Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
7/01/15	1,000,000	1,002,600
7/01/16	1,000,000	987,680
University Medical Center Corp. Hospital Revenue, 6.00%, 7/01/24	2,000,000	2,078,100
		159,336,861
Arkansas 0.2%
Arkansas State Development Finance Authority Revenue, State Agencies Facilities, Corrections,
Series B, AGMC Insured, 5.00%,
11/01/17	1,955,000	2,126,493
11/01/19	1,065,000	1,148,315
University of Arkansas University Revenues, Student Fee University of Arkansas at Fort Smith,
AGMC Insured, Pre-Refunded, 4.75%, 12/01/15	2,295,000	2,369,656
		5,644,464
California 11.2%
California Health Facilities Financing Authority Revenue,
Catholic Healthcare West, Series L, 5.125%, 7/01/22	10,000,000	10,082,200
Providence Health and Services, Series C, 6.00%, 10/01/18	500,000	581,830
Scripps Health, Series A, 5.00%, 10/01/21	5,000,000	5,091,300
Sutter Health, Refunding, Series B, 5.00%, 8/15/22	4,000,000	4,041,920
Sutter Health, Refunding, Series B, 5.25%, 8/15/23	13,000,000	13,232,180
California State Department of Water Resources Power Supply Revenue, Series A, Pre-Refunded,
5.125%, 5/01/18	3,000,000	3,196,080
California State GO,
5.50%, 4/01/21	20,000,000	22,081,800
Refunding, 5.00%, 2/01/17	3,000,000	3,176,550
Refunding, 5.00%, 8/01/21	20,000,000	21,064,400
Various Purpose, 5.25%, 11/01/17	10,000,000	10,751,600
Various Purpose, XLCA Insured, 5.00%, 11/01/22	4,805,000	5,020,408
California State Public Works Board Lease Revenue, Various Capital Projects,
Series G, Sub Series G-1, 5.25%, 10/01/18	5,605,000	5,972,184
Series G, Sub Series G-1, 5.25%, 10/01/19	10,000,000	10,564,900
Series G, Sub Series G-1, 5.00%, 10/01/21	15,055,000	15,232,348
Series I, 5.00%, 11/01/18	4,000,000	4,199,520
Series I, 5.25%, 11/01/20	5,000,000	5,229,700

86 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	California (continued)
	California Statewide CDA Revenue,
	Enloe Medical Center, Series A, California Mortgage Insured, 5.25%, 8/15/19	$1,990,000	$2,087,391
	Enloe Medical Center, Series A, California Mortgage Insured, 5.375%, 8/15/20	1,650,000	1,735,157
	Sutter Health, Refunding, Series A, 5.25%, 8/15/24	4,000,000	4,023,560
	El Dorado Irrigation District COP, Refunding, Series A, Assured Guaranty,
	5.00%, 8/01/22	2,610,000	2,747,129
	5.25%, 8/01/23	2,860,000	3,041,667
	Los Angeles Department of Water and Power Revenue, Refunding, Series B, 5.25%,
	7/01/24	17,000,000	18,279,590
	Los Angeles Department of Water and Power Waterworks Revenue, Refunding, Series B, NATL
	Insured, 4.25%, 7/01/17	4,000,000	4,141,600
	Los Angeles Municipal Improvement Corp. Lease Revenue, Capital Equipment, Refunding,
	Series A, Assured Guaranty,
	5.00%, 4/01/17	3,215,000	3,584,886
	5.25%, 4/01/18	2,495,000	2,828,407
	5.25%, 4/01/19	3,180,000	3,599,601
	Los Angeles USD, GO,
	Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/24	6,700,000	6,802,778
	Series A, NATL Insured, 4.25%, 7/01/16	2,500,000	2,597,700
	Series F, 5.00%, 7/01/22	5,675,000	5,970,554
	Orange County Airport Revenue, 5.00%,
	7/01/20	3,465,000	3,824,320
	7/01/21	7,545,000	8,202,622
	San Francisco City and County COP, Multiple Capital Improvement Projects, Series A,
	5.00%, 4/01/25	4,000,000	4,101,360
	5.25%, 4/01/26	2,500,000	2,584,650
	San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
	Refunding, Series A, 5.65%, 1/15/17	3,000,000	2,983,530
	San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty, 5.00%,
	8/01/21	10,000,000	10,021,300
	8/01/22	10,000,000	9,854,400
	Tulare Joint UHSD, GO, Election of 2004, Series A, NATL Insured, 5.00%, 8/01/16	2,870,000	3,100,719
	Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%, 1/01/23	8,000,000	8,424,000
	Val Verde USD, COP, FGIC Insured, ETM, 5.00%, 1/01/15	1,000,000	1,127,320
			255,183,161
	Colorado 1.8%
	Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A, NATL Insured,
	4.375%, 9/01/17	17,000,000	16,554,600
	Denver City and County Excise Tax Revenue, Refunding, Series A, AGMC Insured, 5.00%,
	9/01/20	10,090,000	11,132,095
E	-470 Public Highway Authority Revenue, Series D1, NATL Insured, 5.50%, 9/01/24	8,000,000	7,984,880
	Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18	4,580,000	4,817,840
			40,489,415

Annual Report | 87

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Florida 7.6%
	Broward County School Board COP, Series A, AGMC Insured, 5.00%, 7/01/16	$5,915,000	$6,369,154
	Citizens Property Insurance Corp. Revenue, High-Risk Account, Senior Secured, Series A-1,
	5.00%, 6/01/16	40,415,000	42,483,036
	5.25%, 6/01/17	3,250,000	3,430,050
	6.00%, 6/01/17	5,000,000	5,452,200
	Collier County Capital Improvement Revenue, NATL RE, FGIC Insured, Pre-Refunded, 4.60%,
	10/01/13	1,000,000	1,034,670
	Collier County School Board COP, AGMC Insured, 5.00%, 2/15/22	5,075,000	5,267,748
	Hillsborough County Capacity Assessment Special Assessment Revenue, NATL RE, FGIC
	Insured, 5.00%, 3/01/19	5,000,000	5,242,800
	Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,197,190
	Marion County Public Improvement Revenue, Refunding, NATL Insured,
	4.20%, 12/01/12	1,400,000	1,443,498
	4.30%, 12/01/13	1,800,000	1,852,884
	Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A,
	4.25%, 10/01/18	6,920,000	7,173,964
	4.50%, 10/01/19	4,805,000	5,013,345
	5.00%, 10/01/21	5,000,000	5,248,200
	5.00%, 10/01/22	5,890,000	6,084,488
	5.25%, 10/01/23	4,875,000	5,072,047
Miami	-Dade County School Board COP, Series A, Assured Guaranty, 5.00%, 2/01/23	12,115,000	12,522,185
	Orange County School Board COP, Series B, NATL RE, FGIC Insured, 5.00%,
	8/01/18	5,150,000	5,446,949
	8/01/19	5,985,000	6,273,417
	Orlando Wastewater Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
	10/01/14	5,000,000	5,151,350
	Palm Beach County School Board COP, Series E, NATL Insured, 5.00%, 8/01/21	6,060,000	6,410,026
	Pasco County Solid Waste Disposal and Resource Recovery System Revenue, Series D, AGMC
	Insured, 5.00%,
	10/01/22	9,490,000	9,962,222
	10/01/24	10,455,000	10,839,012
	South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group,
	5.00%, 8/15/19	5,000,000	5,307,950
	Tampa Bay Water Utility System Revenue,
	FGIC Insured, Pre-Refunded, 5.75%, 10/01/15	1,000,000	1,031,320
	Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/16	3,400,000	3,486,870
			174,796,575
	Georgia 1.6%
	Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty, 5.25%,
	12/01/20	1,500,000	1,569,150
	12/01/21	1,000,000	1,039,010
	Atlanta Water and Wastewater Revenue, Refunding, Series B, AGMC Insured, 5.00%,
	11/01/20	8,575,000	9,255,684
	11/01/21	9,230,000	9,878,592

88 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
12/01/13	$1,020,000	$1,019,602
Municipal Electric Authority Revenue, Series B, 5.00%, 1/01/20	10,000,000	11,098,200
South Georgia Governmental Services Authority Revenue, NATL RE, FGIC Insured, 5.00%,
1/01/16	2,650,000	2,846,524
		36,706,762
Illinois 5.3%
Chicago Board of Education GO, Dedicated Revenues, Refunding, Series B, AMBAC Insured,
5.00%, 12/01/21	16,015,000	16,531,644
Chicago GO,
Project and Refunding, Series A, AGMC Insured, 5.00%, 1/01/20	22,490,000	23,257,584
Project and Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21	10,280,000	10,529,701
Refunding, Series A, 5.00%, 1/01/22	10,935,000	11,184,974
Series A, 5.00%, 12/01/21	5,500,000	5,614,455
Chicago O’Hare International Airport Revenue,
AGMC Insured, 5.25%, 1/01/22	5,215,000	5,623,074
Refunding, Series B, AGMC Insured, 5.00%, 1/01/18	10,670,000	11,547,607
Refunding, Series B, AGMC Insured, 5.00%, 1/01/20	7,850,000	8,150,655
Illinois Finance Authority Revenue, Rush University Medical Center Obligation Group, Series A,
6.75%, 11/01/24	5,000,000	5,379,500
Illinois State GO, Refunding, AGMC Insured, 5.00%, 1/01/19	12,000,000	12,216,960
Southwestern Illinois Development Authority Revenue, Local Government Program, Edwardsville
Community, AGMC Insured, 5.00%, 12/01/19	11,005,000	11,817,389
		121,853,543
Kentucky 0.9%
Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal Highway
Trust, First Series A, 5.00%, 9/01/20	6,000,000	6,732,000
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
Regional Health Center Facility, Refunding and Improvement, 5.75%, 10/01/11	1,500,000	1,504,155
Kentucky State Property and Buildings Commission Revenue, Project No. 87, Refunding, NATL
RE, FGIC Insured, 5.00%, 3/01/23	11,000,000	11,444,290
Kentucky State Turnpike Authority Economic Development Road Revenue, 5.00%, 7/01/22	1,000,000	1,076,050
		20,756,495
Louisiana 2.4%
Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, Series B, Assured Guaranty,
5.00%, 12/01/21	15,000,000	16,327,650
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC
Insured, 5.00%, 6/01/19	20,000,000	20,099,200
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured
Guaranty, 6.00%, 1/01/23	2,000,000	2,197,320
New Orleans GO, Radian Insured, 5.00%, 12/01/25	7,915,000	7,784,719
Orleans Parish Parishwide School District GO, Refunding, AGMC Insured, 5.00%, 9/01/18	5,000,000	5,528,850
St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13	4,000,000	4,008,560
		55,946,299

Annual Report | 89

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maryland 0.5%
Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
Refunding, CIFG Insured, 5.00%,
6/01/19	$1,445,000	$1,479,073
6/01/20	1,000,000	1,008,660
Maryland State Health and Higher Educational Facilities Authority Revenue,
Peninsula Regional Medical Center, 5.00%, 7/01/18	1,600,000	1,676,000
Peninsula Regional Medical Center, 5.00%, 7/01/19	1,430,000	1,477,819
Peninsula Regional Medical Center, 5.00%, 7/01/20	1,000,000	1,023,390
Washington County Hospital, 5.25%, 1/01/22	1,000,000	978,130
Washington County Hospital, 5.25%, 1/01/23	1,250,000	1,213,475
Western Maryland Health, Refunding, Series A, NATL Insured, 5.00%, 1/01/19	2,920,000	3,031,719
		11,888,266
Massachusetts 0.8%
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Contract Assistance, Series B, 5.00%, 1/01/20	5,000,000	5,666,600
Senior, Refunding, Series B, 5.00%, 1/01/17	5,000,000	5,516,750
Senior, Refunding, Series B, 5.00%, 1/01/18	5,000,000	5,506,000
Massachusetts State Health and Educational Facilities Authority Revenue, CareGroup,
Series B-2, NATL Insured, 5.375%, 2/01/26	1,720,000	1,660,901
		18,350,251
Michigan 5.4%
Detroit GO,
Distribution State Aid, 5.00%, 11/01/19	6,775,000	7,251,079
Distribution State Aid, 5.00%, 11/01/20	6,000,000	6,338,580
Series A-1, NATL Insured, 5.00%, 4/01/19	5,000,000	4,534,150
Series B, AGMC Insured, 5.00%, 4/01/18	2,635,000	2,478,929
Series B, AGMC Insured, 5.00%, 4/01/19	2,515,000	2,319,333
Michigan Municipal Bond Authority Revenue,
Local Government Loan Program, Group A, Refunding, Series B, AMBAC Insured, 5.00%,
12/01/17	1,000,000	998,220
Local Government Loan Program, Group A, Refunding, Series B, AMBAC Insured, 5.00%,
12/01/18	1,000,000	986,050
School District City of Detroit, AGMC Insured, 5.00%, 6/01/17	10,000,000	10,280,000
Michigan State GO, Refunding, Series A, 5.25%, 11/01/22	10,000,000	10,728,600
Michigan State HDA, SFMR, Series A, 5.00%, 12/01/19	10,000,000	10,195,500
Michigan State Hospital Finance Authority Revenue, Trinity Health Credit Group, Mandatory
Put 12/01/17, Refunding, Series A, 6.00%, 12/01/34	10,000,000	11,438,000
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, 5.25%, 9/15/20	7,500,000	8,187,300
Michigan State Strategic Fund Limited Obligation Revenue,
Detroit Edison Co. Exempt Facilities Project, Mandatory Put 8/01/16, Refunding,
Series ET-2, 5.50%, 8/01/29	7,000,000	7,619,710
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%,
10/15/22	4,000,000	4,154,840
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%,
10/15/23	1,000,000	1,027,090

90 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital, Refunding,
6.25%, 9/01/14	$3,000,000	$3,324,330
Saginaw-Midland Municipal Water Supply Corp. Revenue GO, Water Supply System, Refunding,
NATL Insured, 4.25%, 9/01/13	1,245,000	1,311,271
South Lyon Community Schools GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/16	3,040,000	3,412,005
Wayne State University Revenues, Refunding, Series A, 5.00%,
11/15/18	4,265,000	4,723,658
11/15/19	5,210,000	5,779,141
11/15/20	5,255,000	5,746,659
Wayne-Westland Community Schools GO, Refunding,
4.50%, 5/01/12	1,035,000	1,075,593
4.625%, 5/01/13	1,095,000	1,167,237
AGMC Insured, 5.00%, 5/01/16	2,825,000	3,034,643
Wyandotte Electric Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/17	3,955,000	4,267,010
		122,378,928
Minnesota 1.3%
Minneapolis GO, Various Purpose, Pre-Refunded, 5.00%, 12/01/17	3,000,000	3,104,310
Minneapolis Special School District No. 001 COP, Refunding, Series B, NATL RE, FGIC Insured,
4.625%, 2/01/17	1,000,000	1,001,970
Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities,
Essentia, Series C-1, Assured Guaranty,
5.00%, 2/15/21	4,165,000	4,475,667
5.00%, 2/15/22	5,570,000	5,903,699
5.25%, 2/15/23	5,000,000	5,322,900
Mounds View ISD No. 621 GO, NATL Insured, 5.00%,
2/01/14	2,340,000	2,423,351
2/01/15	2,425,000	2,511,378
2/01/16	2,460,000	2,547,625
Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15	2,215,000	2,276,799
		29,567,699
Missouri 1.1%
Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/19	1,675,000	1,677,194
Jackson County Reorganized School District No. 7 Lee’s Summit GO, School Building, NATL
Insured, 5.00%, 3/01/16	2,000,000	2,206,700
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point
Project, NATL Insured, 5.00%,
1/01/17	1,500,000	1,555,170
1/01/19	1,000,000	1,020,980
Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
NATL Insured,
4.375%, 4/01/12	335,000	335,888
4.50%, 4/01/14	545,000	546,041
4.60%, 4/01/15	1,360,000	1,362,013
4.70%, 4/01/16	1,165,000	1,166,526
Springfield Public Utility Revenue, NATL RE, FGIC Insured, 4.50%, 8/01/21	15,245,000	16,105,733
		25,976,245

Annual Report | 91

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Nevada 1.8%
Clark County Airport Revenue, System, sub. lien, Series C, AGMC Insured, 5.00%,
7/01/22	$5,000,000	$5,136,750
7/01/23	15,000,000	15,213,300
Clark County School District GO, Refunding, Series A, NATL RE, FGIC Insured, 4.50%,
6/15/19	5,000,000	5,382,700
Clark County Water Reclamation District GO,
Series A, 5.25%, 7/01/21	3,435,000	3,803,026
Series A, 5.25%, 7/01/22	3,120,000	3,393,749
Series B, 5.25%, 7/01/21	3,430,000	3,797,490
Series B, 5.25%, 7/01/22	3,615,000	3,932,180
		40,659,195
New Jersey 9.3%
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series DD-1, 5.00%,
12/15/18	20,000,000	21,160,600
New Jersey State COP, Equipment Lease Purchase, Series A,
5.25%, 6/15/22	10,000,000	10,569,800
5.25%, 6/15/23	17,945,000	18,853,196
AMBAC Insured, 5.00%, 6/15/17	5,000,000	5,191,100
New Jersey State Educational Facilities Authority Revenue, Kean University, Refunding,
Series A, 5.00%, 9/01/21	6,000,000	6,401,760
New Jersey State GO, Refunding, Series Q, 5.00%, 8/15/21	11,580,000	12,742,053
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1A, 5.00%, 12/01/17	3,250,000	3,491,930
Refunding, Series 1A, 5.25%, 12/01/19	2,500,000	2,675,175
Refunding, Series 1A, 4.75%, 12/01/21	7,500,000	7,526,100
Refunding, Series 1A, 4.75%, 12/01/22	10,000,000	9,866,500
Series A, 5.375%, 6/01/24	15,000,000	15,303,900
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
Refunding, Series A, 5.25%, 12/15/21	10,000,000	10,555,700
Refunding, Series A, 5.50%, 12/15/22	25,000,000	26,698,500
Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22	11,465,000	12,243,932
Series D, 5.00%, 12/15/18	10,000,000	10,580,300
Series D, AGMC Insured, 5.00%, 6/15/19	5,630,000	5,860,549
New Jersey State Turnpike Authority Turnpike Revenue, Series H, 5.00%,
1/01/20	10,000,000	11,069,300
1/01/21	20,000,000	21,695,400
		212,485,795
New York 10.3%
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project,
Series A,
5.00%, 5/01/22	14,840,000	15,895,866
AGMC Insured, 5.75%, 5/01/22	5,000,000	5,599,350
Liverpool Central School District GO, Refunding, AGMC Insured, 5.00%, 7/15/14	1,560,000	1,631,604
Long Island Power Authority Electric System Revenue, General,
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 12/01/19	7,000,000	7,491,820
Series E, NATL RE, FGIC Insured, 5.00%, 12/01/18	8,500,000	9,259,390

92 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
MTA Commuter Facilities Revenue, Service Contract, Series R, ETM, 5.50%, 7/01/11	$2,215,000	$2,223,240
MTA Revenue, Transportation,
Refunding, Series F, 5.00%, 11/15/15	1,250,000	1,375,475
Series A, AGMC Insured, 5.00%, 11/15/20	5,000,000	5,321,250
Series A, AGMC Insured, 5.50%, 11/15/20	4,365,000	4,943,144
Series C, 5.00%, 11/15/16	1,150,000	1,272,176
Series C, 5.75%, 11/15/18	15,000,000	16,901,850
New York City GO,
Refunding, Series C, NATL Insured, 5.875%, 8/01/16	5,000	5,068
Refunding, Series G, 5.00%, 8/01/21	7,000,000	7,568,890
Refunding, Series H, 5.00%, 8/01/17	4,330,000	4,653,841
Series D, 5.00%, 12/01/21	5,000,000	5,424,950
Series F, 4.75%, 1/15/16	1,550,000	1,612,016
Series F, Pre-Refunded, 4.75%, 1/15/16	1,450,000	1,559,838
Series H, 5.00%, 8/01/16	3,000,000	3,245,760
Series J, Sub Series J-1, AGMC Insured, 5.00%, 6/01/20	10,000,000	10,717,400
Series O, 5.00%, 6/01/19	5,000,000	5,407,950
New York City Health and Hospital Corp. Revenue, Health System, Series A, 5.00%, 2/15/18	8,000,000	8,719,040
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2009,
Series S-3, 5.00%, 1/15/23	5,000,000	5,234,650
Series S-4, 5.00%, 1/15/21	4,665,000	5,085,410
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Series C, Pre-Refunded, 4.50%, 2/15/13	4,500,000	4,679,595
sub. bond, Future Tax Secured, Series C, 5.00%, 11/01/23	12,805,000	13,886,254
New York State Dormitory Authority Revenue, Mortgage, St. Barnabas Hospital, Series B, FHA
Insured, 4.25%, 8/01/14	2,355,000	2,421,670
New York State Dormitory Authority Revenues,
Non-State Supported Debt, School Districts Financing Program, Series A, Assured Guaranty,
5.00%, 10/01/24	5,000,000	5,241,400
State Supported Debt, City University System, Consolidated Fifth General Resolution,
Series A, NATL RE, FGIC Insured, 5.50%, 7/01/23	7,915,000	8,929,307
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, 5.50%,
2/15/18	10,000,000	11,316,400
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, 5.00%,
2/15/19	3,245,000	3,584,946
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series D,
NATL Insured, 5.00%, 8/15/17	190,000	190,002
New York State Energy Research and Development Authority PCR, New York State Electric and
Gas Corp. Project, NATL Insured, 4.10%, 3/15/15	7,000,000	6,981,870
New York State Local Government Assistance Corp., sub lien, Refunding, Series B, 5.00%,
4/01/21	12,000,000	13,568,640
New York State Thruway Authority General Revenue, Refunding, Series H, NATL RE, FGIC
Insured, 5.00%, 1/01/22	10,000,000	10,470,000
New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
Refunding, 5.00%, 4/01/19	9,570,000	10,593,511

Annual Report | 93

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	New York (continued)
	New York State Urban Development Corp. Revenue, Service Contract, Refunding, Series A-1,
	5.00%, 1/01/20	$6,500,000	$7,182,630
	Rockland County Solid Waste Management Authority Revenue, Refunding, Series A, Assured
	Guaranty, 5.375%, 12/15/18	5,365,000	5,994,529
			236,190,732
	North Carolina 3.1%
	Asheville Water System Revenue, AGMC Insured, Pre-Refunded, 5.25%,
	8/01/15	915,000	933,712
	8/01/17	1,020,000	1,040,859
	8/01/19	1,030,000	1,051,064
	Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16	4,000,000	4,077,080
	Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare
	System, Series A, AGMC Insured, 5.00%, 1/15/22	10,000,000	10,406,400
	North Carolina Eastern Municipal Power Agency Power System Revenue,
	Refunding, Series A, 5.00%, 1/01/21	10,000,000	10,746,600
	Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	15,000,000	16,466,550
	Series C, Assured Guaranty, 6.00%, 1/01/19	2,500,000	2,787,475
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
	Series A, 5.25%, 1/01/20	4,500,000	4,988,790
	Series B, 5.00%, 1/01/20	8,000,000	8,936,400
	Oak Island Enterprise System Revenue, Assured Guaranty, 5.50%, 6/01/23	1,735,000	1,802,387
	Wake County GO, Public Improvement, Pre-Refunded, 4.50%, 3/01/14	6,400,000	6,664,064
			69,901,381
	Ohio 4.2%
	Akron GO, Various Purpose, Refunding and Improvement, NATL Insured, 4.125%,
	12/01/14	1,000,000	1,044,660
	Allen County GO, Refunding, AMBAC Insured, 4.75%, 12/01/17	2,180,000	2,230,903
	American Municipal Power Inc. Revenue, Refunding, 5.25%,
	2/15/20	6,000,000	6,462,360
	2/15/21	11,500,000	12,256,700
	Cleveland Municipal School District GO, AGMC Insured, 5.00%,
	12/01/14	1,915,000	2,112,341
	12/01/15	1,510,000	1,650,581
	12/01/16	1,400,000	1,517,936
	Cuyahoga County EDR, Medical Mart Center, Series G, 5.00%,
	12/01/20	7,000,000	7,866,390
	12/01/21	7,300,000	8,126,944
	Hamilton City School District GO, School Improvement, AGMC Insured, 5.00%, 12/01/24	5,000,000	5,101,700
	Lake Local School District Wood County GO, NATL Insured,
	5.20%, 12/01/17	375,000	385,241
Pre	-Refunded, 5.20%, 12/01/17	2,190,000	2,291,244
	Lakewood City School District GO, School Improvement, Refunding, AGMC Insured, 4.50%,
	12/01/22	2,900,000	3,031,921
	Mason City School District GO, School Improvement, Refunding, NATL RE, FGIC Insured,
	5.00%, 12/01/15	2,670,000	3,024,282

94 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Montgomery County Revenue, Miami Valley Hospital, Mandatory Put 11/15/14, Refunding,
Series B, 5.25%, 11/15/39	$4,000,000	$4,288,120
Nordonia Hills City School District GO, School Improvement, Refunding, NATL RE, FGIC
Insured, 4.50%, 12/01/21	2,360,000	2,464,241
Ohio State Building Authority Revenue, Refunding, Series C, 5.00%, 10/01/22	5,780,000	6,259,914
University of Cincinnati General Receipts Revenue, Series C, Assured Guaranty, 5.00%,
6/01/21	11,810,000	12,947,421
6/01/22	11,675,000	12,627,096
Youngstown GO, AMBAC Insured, 6.125%, 12/01/15	1,275,000	1,346,719
		97,036,714
Oregon 1.4%
Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade Healthcare,
Refunding, 7.375%, 1/01/23	2,000,000	2,268,360
Oregon State Department of Administrative Services COP, Series A, NATL RE, FGIC Insured,
5.00%, 11/01/19	2,340,000	2,547,558
Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Series A,
5.00%, 11/15/22	5,840,000	6,372,433
Portland Sewer System Revenue, second lien,
Refunding, Series A, 4.00%, 3/01/23	8,000,000	8,157,600
Series B, NATL Insured, 5.00%, 6/15/18	3,135,000	3,499,130
Series B, NATL Insured, 5.00%, 6/15/19	3,290,000	3,639,628
Salem Water and Sewer Revenue,
NATL Insured, 4.10%, 6/01/16	1,035,000	1,076,421
Refunding, AGMC Insured, 4.375%, 6/01/11	2,160,000	2,179,116
Refunding, AGMC Insured, 4.50%, 6/01/12	2,250,000	2,347,403
		32,087,649
Pennsylvania 6.5%
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical
Center,
Series A, 5.00%, 5/15/19	9,000,000	9,734,490
Series A, 5.00%, 5/15/20	7,500,000	8,042,250
Series B, 5.00%, 6/15/18	5,000,000	5,227,300
Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
12/01/13	5,000,000	5,245,050
Commonwealth Financing Authority Revenue, Series C-1, AGMC Insured, 5.00%,
6/01/22	4,130,000	4,533,336
6/01/23	4,345,000	4,702,202
Pennsylvania State Turnpike Commission Turnpike Revenue,
Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.00%, 6/01/23	10,000,000	11,193,000
Series B, 5.00%, 12/01/19	32,230,000	35,791,737
Subordinated, Series A, Assured Guaranty, 5.00%, 6/01/22	6,070,000	6,409,374
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22	20,000,000	21,445,000
Philadelphia Municipal Authority Revenue, Lease, 6.00%, 4/01/22	7,065,000	7,311,145

Annual Report | 95

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Water and Wastewater Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 6/15/17	$10,000,000	$11,040,700
Refunding, Series A, AGMC Insured, 5.00%, 6/15/18	5,000,000	5,539,250
Refunding, Series A, AGMC Insured, 5.00%, 6/15/19	5,000,000	5,508,550
Series A, 5.00%, 1/01/20	1,210,000	1,284,717
Series A, 5.25%, 1/01/21	3,655,000	3,908,547
Series A, 5.25%, 1/01/22	2,330,000	2,461,389
		149,378,037
South Carolina 1.7%
Piedmont Municipal Power Agency Electric Revenue, Refunding,
Series A-2, 5.00%, 1/01/22	7,000,000	7,174,370
Series A-4, 5.00%, 1/01/20	17,000,000	18,161,610
Rock Hill Utility System Revenue, Refunding and Improvement, Series A, AGMC Insured,
4.00%, 1/01/14	2,000,000	2,089,780
Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County Project,
AGMC Insured, 5.00%, 12/01/18	5,000,000	5,378,900
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding and Improvement,
5.375%, 8/01/22	6,000,000	5,936,760
		38,741,420
Texas 4.3%
Brownsville Utility System Revenue, Refunding and Improvement, Series A, AGMC Insured,
5.00%, 9/01/22	8,455,000	8,835,052
Dallas County Utility and Reclamation District GO, Refunding,
Series A, AMBAC Insured, 5.15%, 2/15/21	3,025,000	3,082,294
Series B, AMBAC Insured, 5.15%, 2/15/21	8,025,000	8,176,993
Dallas ISD, GO, Refunding, PSF Guarantee, 4.25%, 2/15/21	16,000,000	17,363,200
Dallas Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, 4.50%,
10/01/19	10,000,000	10,983,100
Dallas-Fort Worth International Airport Revenue, Joint, Refunding, Series A, 5.00%,
11/01/23	1,500,000	1,530,270
11/01/24	1,000,000	1,011,230
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured,
5.00%, 2/15/22	4,165,000	4,218,312
Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/22	10,000,000	11,140,700
Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
AMBAC Insured, 5.00%, 9/01/11	6,000,000	6,097,080
Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%,
8/01/19	1,000,000	1,007,160
Sabine River Authority PCR, Southwestern Electric Co., Refunding, NATL Insured, 4.95%,
3/01/18	15,000,000	15,401,100
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
Refunding and Improvement, Series A, 5.25%,
11/01/22	5,000,000	4,593,750
11/01/23	5,000,000	4,521,900
		97,962,141

96 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Utah 1.0%
Salt Lake County College Revenue, Refunding, 5.00%, 10/01/19	$2,585,000	$2,608,032
Utah State Board of Regents Student Loan Revenue, Refunding, Series EE-2, 5.00%,
11/01/20	9,000,000	9,965,790
11/01/21	9,000,000	9,790,110
		22,363,932
Virginia 1.3%
Virginia Beach Development Authority Public Facility Revenue, Refunding, Series B, 5.00%,
8/01/19	12,635,000	14,561,711
8/01/20	13,450,000	15,438,986
		30,000,697
Washington 0.7%
Seattle Municipal Light and Power Revenue, Refunding and Improvement, Series B, 5.00%,
2/01/19	6,805,000	7,824,185
2/01/20	7,000,000	8,028,440
		15,852,625
U.S. Territories 2.4%
Guam 0.1%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.50%,
12/01/18	1,540,000	1,646,922
12/01/19	1,025,000	1,088,447
		2,735,369
Puerto Rico 2.3%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.50%,
7/01/18	8,455,000	8,907,089
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Transport, Series K, 5.00%, 7/01/19	5,000,000	5,032,500
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
Refunding, Series C, AMBAC Insured, 5.50%, 7/01/24	10,000,000	10,017,900
Puerto Rico Electric Power Authority Power Revenue, Refunding,
Series DDD, 5.00%, 7/01/21	8,745,000	8,920,862
Series SS, NATL Insured, 5.00%, 7/01/24	10,000,000	9,780,500
Series ZZ, 5.25%, 7/01/19	8,000,000	8,480,800
		51,139,651
Total U.S. Territories		53,875,020
Total Municipal Bonds before Short Term Investments
(Cost $2,216,826,853)		2,249,672,279

Annual Report | 97

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Short Term Investments 1.9%
Municipal Bonds 1.9%
California 0.5%
[a]California Infrastructure and Economic Development Bank Revenue, Pacific Gas and Electric
Co., Refunding, Series A, Daily VRDN and Put, 0.17%, 11/01/26	$7,100,000	$7,100,000
[a]California PCFA, PCR, Pacific Gas and Electric Co., Refunding,
Series C, Daily VRDN and Put, 0.22%, 11/01/26	300,000	300,000
Series F, Daily VRDN and Put, 0.17%, 11/01/26	1,200,000	1,200,000
[a]Los Angeles Department of Water and Power Revenue, Refunding, Series B, Sub Series B-3,
Daily VRDN and Put, 0.23%, 7/01/34	2,400,000	2,400,000
		11,000,000
Colorado 0.1%
[a]Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation
Bond Program, Series A-7, Daily VRDN and Put, 0.21%, 7/01/29	700,000	700,000
Florida 0.6%
[a]Jacksonville Health Facilities Authority Hospital Revenue,
Baptist Medical Center, Daily VRDN and Put, 0.27%, 8/15/34	2,100,000	2,100,000
Series A, Daily VRDN and Put, 0.20%, 8/15/33	11,000,000	11,000,000
		13,100,000
Kentucky 0.1%
[a]Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist
Healthcare System, Refunding, Series B-2, Daily VRDN and Put, 0.18%, 8/15/38	2,600,000	2,600,000
Maryland 0.0%†
[a]Maryland State EDC, EDR, U.S. Pharmacopeial Convention Inc. Project, Refunding, Series A,
Daily VRDN and Put, 0.27%, 7/01/38	695,000	695,000
New York 0.4%
[a]New York City GO, Refunding, Series J, Sub Series J-4, Daily VRDN and Put, 0.22%,
8/01/25	9,800,000	9,800,000
North Carolina 0.1%
[a]Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare
System, Refunding, Series B, Daily VRDN and Put, 0.19%, 1/15/26	2,700,000	2,700,000
Oregon 0.1%
[a]Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project, Daily VRDN and
Put, 0.21%, 8/15/37	1,800,000	1,800,000
Total Short Term Investments (Cost $42,395,000)		42,395,000
Total Investments (Cost $2,259,221,853) 100.3%		2,292,067,279
Other Assets, less Liabilities (0.3)%		(6,218,366)
Net Assets 100.0%		$2,285,848,913

See Abbreviations on page 206.

†Rounds to less than 0.1% of net assets.
[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

98 | The accompanying notes are an integral part of these financial statements. |	Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Federal Limited-Term Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.35	$10.11	$9.96	$9.93	$9.91
Income from investment operations[b]:
Net investment income[c]	0.21	0.24	0.27	0.31	0.29
Net realized and unrealized gains (losses)	(0.05)	0.25	0.16	0.05	0.02
Total from investment operations	0.16	0.49	0.43	0.36	0.31
Less distributions from net investment income	(0.22)	(0.25)	(0.28)	(0.33)	(0.29)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.29	$10.35	$10.11	$9.96	$9.93

Total return[f]	1.52%	4.86%	4.33%	3.64%	3.20%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.87%	0.92%	1.03%	1.19%	1.16%
Expenses net of waiver and payments by affiliates	0.50%	0.50%	0.53%	0.50%	0.50%
Net investment income	2.01%	2.33%	2.70%	3.12%	2.88%

Supplemental data
Net assets, end of year (000’s)	$640,865	$380,522	$184,887	$43,914	$18,683
Portfolio turnover rate	7.40%	15.53%	12.69%	18.39%	57.74%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Federal Limited-Term Tax-Free Income Fund
Period Ended
February 28,
Advisor Class	2011 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.27
Income from investment operations[b]:
Net investment income[c]	0.02
Net realized and unrealized gains (losses)	0.01
Total from investment operations	0.03
Less distributions from net investment income	(0.01)
Net asset value, end of period	$10.29

Total return[d]	0.33%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.72%
Expenses net of waiver and payments by affiliates	0.35%
Net investment income	2.16%

Supplemental data
Net assets, end of period (000’s)	$29,056
Portfolio turnover rate	7.40%

[a]For the period February 1, 2011 (effective date) to February 28, 2011.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
.

100 | The accompanying notes are an integral part of these financial statements.	| Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 82.9%
Alabama 0.7%
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%,
9/01/14	$665,000	$733,429
9/01/15	700,000	780,262
9/01/16	730,000	821,549
East Alabama Health Care Authority Health Care Facilities Revenue,
Mandatory Put 9/01/13, Series B, 5.00%, 9/01/33	1,000,000	1,036,740
Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36	1,000,000	996,940
		4,368,920
Arizona 4.7%
Arizona State COP, Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/15	11,975,000	12,986,648
Phoenix Civic Improvement Corp. Excise Tax Revenue, Light Rail Project, AMBAC Insured,
5.00%, 7/01/16	17,000,000	18,422,050
		31,408,698
California 11.3%
Alameda-Contra Costa Transit District COP, FHR Computer System Project, 4.00%, 8/01/12	480,000	497,510
California Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.00%,
8/15/12	1,000,000	1,049,570
California State Economic Recovery GO, Series A, 5.25%, 7/01/13	200,000	217,282
California State GO, Refunding, 5.00%, 4/01/15	500,000	547,760
California State Public Works Board Lease Revenue, Various Capital Projects, Series G,
Sub Series G-1, 5.00%, 10/01/13	10,685,000	11,400,040
California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put 4/01/13,
Refunding, Series A, XLCA Insured, 4.10%, 4/01/28	1,500,000	1,534,185
California Statewide CDA Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.00%, 5/15/14	1,000,000	1,033,950
Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 2/01/13	2,430,000	2,597,160
Fairfield-Suisun Sewer Revenue, Refunding, Assured Guaranty, 3.00%, 5/01/11	1,000,000	1,003,540
Fontana PFA Lease Revenue, AMBAC Insured, 5.00%, 9/01/14	375,000	395,753
Fontana USD, GO,
BAN, 4.00%, 12/01/12	10,540,000	10,806,135
Capital Appreciation, BAN, zero cpn., 12/01/12	5,000,000	4,952,300
Gilroy USD, GO,
BAN, Measure P, 5.00%, 4/01/13	3,000,000	3,191,070
Capital Appreciation, BAN, Measure P, zero cpn., 4/01/13	2,000,000	1,890,820
Hercules RDA Tax Allocation Revenue, Series A, AMBAC Insured, 5.00%, 8/01/14	1,430,000	1,377,033
Imperial Community College District GO, Capital Appreciation Bonds, zero cpn., 8/01/14	7,250,000	6,344,402
Los Angeles CRDA Community Redevelopment Financing Authority Revenue, Bunker Hill Project,
Series A, AGMC Insured, 5.00%, 12/01/13	1,000,000	1,087,810
Northern California Power Agency Public Power Revenue, Hydroelectric Project No. 1, Refunding,
Series C, Assured Guaranty, 5.00%, 7/01/15	1,000,000	1,115,830
Pacifica COP, AMBAC Insured, 4.50%, 1/01/13	1,050,000	1,098,017
Palo Verde Community College District COP, AMBAC Insured, 5.00%, 1/01/15	745,000	806,045
Rocklin Joint UHSD, GO, TRAN, 2.00%, 9/01/11	10,000,000	10,061,400
Roseville City School District GO, TRAN, 2.00%, 9/01/11	5,000,000	5,030,700
San Jose RDA Tax Allocation, Series A, 6.125%, 8/01/15	3,000,000	3,112,740

Annual Report | 101

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Federal Limited-Term Tax-Free Income Fund		Principal Amount	Value
	Municipal Bonds (continued)
	California (continued)
	Santa Clara County Financing Authority Revenue, El Camino Hospital, Series B, AMBAC Insured,
	5.00	%,
	2/01/14		$1,000,000	$1,071,210
	2/01/15		1,025,000	1,102,838
	Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1, Series A,
	5.00%, 11/01/15		1,000,000	1,048,590
	Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation, Election of 2002, Series C,
	AGMC Insured, zero cpn., 6/01/18		810,000	601,522
	West Kern Community College District COP, AMBAC Insured, 4.50%, 11/01/14		780,000	832,541
				75,807,753
	Colorado 0.3%
	Regional Transportation District COP, Transit Vehicles, Series A, AMBAC Insured, 5.00%,
	12/01/15		1,500,000	1,651,200
	Florida 5.8%
	Citizens Property Insurance Corp. Revenue, High-Risk Account,
	senior secured, Series A-1, Assured Guaranty, 5.50%, 6/01/16		5,000,000	5,368,450
	senior secured, Series A-1, 5.50%, 6/01/17		5,000,000	5,344,950
	senior secured, Series A-1, 6.00%, 6/01/17		5,000,000	5,452,200
	Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 4.25%, 7/01/14		4,000,000	4,181,640
	Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Refunding,
	Series A, AGMC Insured, 5.00%, 7/01/15		12,625,000	13,441,332
Miami	-Dade County GO, 5.00%, 7/01/12		3,000,000	3,161,520
Miami	-Dade County Public Facilities Revenue, Jackson Health System, Assured Guaranty, 4.00%,
	6/01/16		1,580,000	1,656,867
				38,606,959
	Georgia 1.0%
	Atlanta Water and Wastewater Revenue, Refunding, Series B, AGMC Insured, 4.00%,
	11/01/15		6,390,000	6,806,181
	Illinois 5.3%
	Chicago GO, Series A, 5.00%, 12/01/16		5,000,000	5,336,000
	Chicago Wastewater Transmission Revenue, Series A, BHAC Insured,
	5.00%, 1/01/16		1,425,000	1,536,193
	5.50%, 1/01/17		1,000,000	1,103,450
	Dolton GO, Refunding, Series B, AGMC Insured,
	3.00%, 12/01/12		575,000	581,831
	3.00%, 12/01/13		1,155,000	1,171,736
	4.00%, 12/01/14		1,195,000	1,246,899
	3.50%, 12/01/15		1,245,000	1,267,871
	Illinois State GO,
	AGMC Insured, 5.50%, 5/01/15		5,000,000	5,331,950
	AGMC Insured, 5.00%, 9/01/16		9,000,000	9,359,370
	Refunding, AGMC Insured, 5.00%, 1/01/16		7,000,000	7,319,830
	Romeoville GO, Refunding, AGMC Insured, 4.00%, 12/30/11		1,260,000	1,288,967
				35,544,097

102 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Indiana 0.7%
Indianapolis Thermal Energy System Revenue, Refunding, AGMC Insured, 4.00%, 10/01/14	$4,640,000	$4,937,331
Louisiana 0.1%
Louisiana Local Government Environmental Facilities and CDA Revenue, Shreveport Utility
System Projects, NATL Insured, 4.00%, 12/01/14	500,000	524,625
Massachusetts 0.3%
Massachusetts State Health and Educational Facilities Authority Revenue, Cape Cod Healthcare
Obligation, Assured Guaranty, 4.00%,
11/15/13	1,150,000	1,196,265
11/15/15	1,000,000	1,032,850
		2,229,115
Michigan 5.5%
Charlevoix Public School District GO, School Building and Site, AGMC Insured, 3.00%,
5/01/11	800,000	803,368
Detroit GO, Distribution State Aid, 5.00%,
11/01/16	6,120,000	6,692,648
11/01/17	7,485,000	8,109,623
Jackson GO, Capital Appreciation Downtown Development, AGMC Insured, zero cpn., 6/01/16	1,370,000	1,097,151
Michigan Municipal Bond Authority Revenue, Local Government Loan Program, Charter County of
Wayne Local Project, Series B, Assured Guaranty, 5.00%, 11/01/13	4,000,000	4,230,320
Rochester Community School District GO, Refunding, AGMC Insured, 5.00%, 5/01/15	4,795,000	5,157,023
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital, Refunding,
Series W, 5.25%, 8/01/17	7,000,000	7,285,320
Wyandotte Electric Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/13	3,355,000	3,591,729
		36,967,182
Minnesota 2.6%
Farmington GO, Improvement, Series B, AGMC Insured, 3.50%, 2/01/14	455,000	482,027
Minneapolis Health Care System Revenue, Fairview Health Services, Series A, 5.00%,
11/15/12	1,000,000	1,056,250
Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities,
Essentia, Series C-1, Assured Guaranty, 5.00%, 2/15/15	1,335,000	1,457,139
Minnesota State Municipal Power Agency Electric Revenue, Series B, 4.00%, 10/01/13	5,000,000	5,118,450
Northern Municipal Power Agency Electric System Revenue, Refunding, Series A, Assured
Guaranty, 5.00%,
1/01/12	2,000,000	2,069,480
1/01/15	5,000,000	5,468,750
Otsego GO, Water, Refunding, Series C, AGMC Insured, 2.00%, 12/01/16	2,000,000	1,953,660
		17,605,756
Mississippi 0.2%
Mississippi Development Bank Special Obligation Revenue, Jackson Public School District GO
Bond Project, AGMC Insured, 5.00%,
4/01/11	1,000,000	1,003,120
4/01/12	500,000	522,765
		1,525,885

Annual Report | 103

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Nebraska 0.6%
	University of Nebraska Facilities Corp. Lease Rent Revenue, UNMC Health Professions, 5.00%,
	8/15/13	$4,000,000	$4,330,480
	New Hampshire 0.5%
	New Hampshire State GO, Refunding, Series A, 5.00%, 7/01/18	2,610,000	3,046,235
	New Jersey 7.9%
	Essex County Utilities Authority Solid Waste Revenue, Refunding, Assured Guaranty, 4.00%,
	4/01/12	2,045,000	2,112,383
	4/01/13	3,335,000	3,448,657
	New Jersey EDA Revenue, School Facilities Construction, Refunding,
	[a]Series C, FRN, 2.06%, 2/01/18	10,000,000	9,940,800
	Series DD-1, 5.00%, 12/15/16	10,000,000	10,740,700
	New Jersey State GO, Refunding,
	Series N, AMBAC Insured, 5.50%, 7/15/14	3,000,000	3,357,810
	Series Q, 5.00%, 8/15/18	15,885,000	17,912,561
	New Jersey Transportation Trust Fund Authority Revenue, Transportation System, Refunding,
	Series A, AMBAC Insured, 5.50%, 12/15/14	5,000,000	5,498,200
			53,011,111
	New Mexico 1.0%
	New Mexico Educational Assistance Foundation Revenue, Education Loan, Series A-1, 4.00%,
	12/01/14	2,000,000	2,134,620
	12/01/15	4,000,000	4,279,680
			6,414,300
	New York 9.3%
	Long Island Power Authority Electric System Revenue, Capital Appreciation, AGMC Insured, zero
	cpn., 6/01/12	10,000,000	9,882,800
	Monroe County GO, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/11	2,135,000	2,156,670
	New York City GO, Refunding, Series G, 5.25%, 8/01/16	9,010,000	10,276,085
	New York City HDC, MFHR, Mandatory Put 9/16/13, Series L-2, 2.00%, 5/01/45	15,000,000	15,011,100
	New York City IDAR, Capital Appreciation, Yankee Stadium, Pilot, Assured Guaranty, zero cpn.,
	3/01/14	5,335,000	4,875,550
	New York Local Government Assistance Corp. Revenue, senior lien, Refunding, Series A, 5.00%,
	4/01/11	300,000	301,104
	New York State Dormitory Authority Revenues,
Non	-State Supported Debt, Aids Long Term Health Care Facility, 5.00%, 11/01/11	695,000	697,252
Non	-State Supported Debt, Fordham University, Series B, Assured Guaranty, 3.25%,
	7/01/13	610,000	634,180
Non	-State Supported Debt, Manhattan College, Series B, Radian Insured, 5.00%, 7/01/13	840,000	855,641
Non	-State Supported Debt, Rochester General Hospital, Refunding, Radian Insured, 5.00%,
	12/01/15	100,000	104,554
	Non-State Supported Debt, School District Financing Program, Series A, AGMC Insured,
	5.00%, 10/01/15	1,000,000	1,112,520
	Non-State Supported Debt, School Districts Financing Program, Series A, Assured Guaranty,
	3.75%, 10/01/14	1,380,000	1,453,678
	State Supported Debt, AGMC Insured, 5.00%, 2/15/15	1,000,000	1,106,960

104 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Environmental Facilities Corp. Special Obligation Revenue, Riverbank State Park,
Refunding, CIFG Insured, 5.00%, 4/01/16	$200,000	$225,022
New York State Urban Development Corp. Revenue, Refunding, Series D, 5.00%, 1/01/15	4,000,000	4,422,840
Poughkeepsie Town GO, Public Improvement, Refunding, AGMC Insured, 5.00%, 4/15/15	250,000	278,548
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University, Series A, 5.00%,
10/01/16	6,000,000	6,654,240
Suffolk County IDA Civic Facility Revenue, Westhampton Free Associates Library, AMBAC Insured,
3.25%, 6/15/12	300,000	309,129
Syracuse GO, Public Improvement, Series A, AGMC Insured, 3.25%, 6/15/12	725,000	740,406
Triborough Bridge and Tunnel Authority Revenues, Refunding, Series C, 5.00%, 11/15/12	1,000,000	1,070,410
		62,168,689
Ohio 7.1%
Akron COP, District Energy Project, 2.75%, 12/01/16	1,895,000	1,808,702
Cleveland Airport System Revenue, Series C, Assured Guaranty, 5.00%, 1/01/16	5,140,000	5,536,294
Ohio State Air Quality Development Authority Revenue,
Environmental Improvement, Buckeye Powerrecovery Zone Facility, 3.00%, 12/01/13	1,085,000	1,107,676
Pollution Control, FirstEnergy Solutions Corp., Mandatory Put 6/03/13, Refunding, Series A,
2.25%, 12/01/23	8,000,000	7,873,680
Ohio State Department of Administrative Services COP, Administrative Knowledge System,
Series A, NATL Insured, 5.25%, 9/01/15	6,205,000	6,820,102
Ohio State GO,
3.00%, 5/01/13	10,345,000	10,768,007
Refunding, 3.00%, 5/01/13	4,655,000	4,845,343
Ohio State Higher Educational Facility Revenue, Otterbein College 2007 Project, CIFG Insured,
4.50%, 12/01/11	210,000	216,168
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 3.25%, 12/01/14	2,860,000	2,960,014
Limited Tax, Various Purpose Improvement, Refunding, Assured Guaranty, 3.00%, 12/01/11	570,000	578,943
Limited Tax, Various Purpose Improvement, Refunding, Assured Guaranty, 3.00%, 12/01/12	1,315,000	1,353,884
Limited Tax, Various Purpose Improvement, Refunding, Assured Guaranty, 3.00%, 12/01/13	1,210,000	1,249,349
Limited Tax, Various Purpose Improvement, Refunding, Assured Guaranty, 3.00%, 12/01/14	1,210,000	1,248,551
Limited Tax, Various Purpose Improvement, Refunding, Assured Guaranty, 3.00%, 12/01/15	1,185,000	1,213,464
		47,580,177
Oregon 0.6%
Oregon State Department of Administrative Services COP, Series A, 5.00%, 5/01/13	4,000,000	4,325,920
Pennsylvania 4.6%
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue, PPL Energy
Supply LLC Project, Mandatory Put 9/01/15, Refunding, Series A, 3.00%, 12/01/38	10,000,000	10,004,200
Philadelphia Water and Wastewater Revenue, Refunding, Series A, AGMC Insured, 5.00%,
6/15/13	10,000,000	10,768,500
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial, Refunding,
Series A, Assured Guaranty,
4.00%, 7/01/11	1,000,000	1,007,990
5.00%, 7/01/12	1,000,000	1,039,760

Annual Report | 105

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial, Refunding,
Series A, Assured Guaranty, (continued)
5.00%, 7/01/13	$1,130,000	$1,190,048
5.00%, 7/01/14	1,250,000	1,324,900
4.00%, 7/01/15	1,235,000	1,264,541
5.00%, 7/01/16	1,325,000	1,410,834
University of Pittsburgh of the Commonwealth System of Higher Education Revenue, University
Capital Project, Mandatory Put 9/15/13, Series A, 5.50%, 9/15/39	2,500,000	2,730,650
		30,741,423
South Carolina 1.1%
Piedmont Municipal Power Agency Electric Revenue, Refunding, Series A-2, 5.00%, 1/01/15	4,000,000	4,332,280
Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County Project,
AGMC Insured, 5.00%, 12/01/14	3,000,000	3,274,260
		7,606,540
Tennessee 4.1%
Memphis Electric System Revenue, sub. note, Refunding, 5.00%, 12/01/15	8,000,000	9,108,160
Memphis GO, BAN, Refunding, 4.00%, 5/01/12	5,000,000	5,180,950
Metropolitan Nashville Airport Authority Airport Revenue, Refunding and Improvement, Series B,
4.00%, 7/01/13	2,880,000	3,039,293
Sevier County PBA Revenue, Local Government Public Improvement, Series VII-D-1, 5.00%,
6/01/15	9,000,000	9,915,660
		27,244,063
Texas 3.2%
Brock ISD, GO, Capital Appreciation, PSF Guarantee, zero cpn., 8/15/16	460,000	402,831
Dallas-Fort Worth International Airport Revenue, Joint, Refunding, Series A, 5.00%, 11/01/14	3,235,000	3,556,656
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue, BP Productions North
America, Mandatory Put 9/03/13, Refunding, 2.30%, 1/01/42	10,000,000	10,000,000
Harris County Health Facilities Development Corp. Revenue, Christus Health, Series A-5, AGMC
Insured, 3.00%, 7/01/12	1,500,000	1,529,445
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured, 5.00%,
2/15/12	745,000	769,071
Harris County MTA Lease Revenue COP, Series A, Assured Guaranty, 5.00%, 11/01/11	2,200,000	2,259,290
San Antonio Water Revenue, System, Series A, AGMC Insured, 5.50%, 5/15/13	500,000	527,815
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding,
Series A, Assured Guaranty, 5.75%, 7/01/18	2,000,000	2,154,080
		21,199,188
Washington 1.8%
Energy Northwest Electric Revenue, Project 1, Refunding, Series A, 5.00%, 7/01/11	375,000	380,655
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Revenue and
Special Tax, BAN, Series A, 5.25%, 12/01/11	7,000,000	7,025,200
King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%, 5/01/18	2,290,000	2,352,197
Snohomish County School District No. 2 Everett GO, Refunding, NATL RE, FGIC Insured, 5.00%,
12/01/14	250,000	281,350

106 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Washington (continued)
Washington State Health Care Facilities Authority Revenue, MultiCare Health System,
Series A, AGMC Insured, 4.00%, 8/15/13	$250,000	$261,650
Series A, AGMC Insured, 4.00%, 8/15/14	310,000	325,695
Series B, AGMC Insured, 4.00%, 8/15/13	250,000	261,650
Series B, AGMC Insured, 4.00%, 8/15/14	600,000	630,378
Series B, AGMC Insured, 4.00%, 8/15/15	625,000	654,831
		12,173,606
U.S. Territories 2.6%
Guam 0.1%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.00%, 12/01/12	1,000,000	1,048,160
Puerto Rico 2.5%
Puerto Rico Commonwealth GO, Public Improvement, AGMC Insured, 5.50%, 7/01/15	5,000,000	5,437,900
Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, NATL Insured,
4.75%, 12/01/15	5,000,000	5,035,450
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Refunding,
Series X, NATL Insured, 5.50%, 7/01/13	580,000	616,650
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/13	1,000,000	1,065,520
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/11	545,000	545,000
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured, 5.75%, 8/01/12	3,000,000	3,025,440
Puerto Rico PBA Guaranteed Revenue, Mandatory Put 7/01/17, Refunding, AMBAC Insured,
5.50%, 7/01/35	750,000	776,235
		16,502,195
Total U.S. Territories		17,550,355
Total Municipal Bonds before Short Term Investments (Cost $550,533,553)		555,375,789
Short Term Investments 16.9%
Municipal Bonds 16.9%
California 1.5%
California State RAN, Series A-1, 3.00%, 5/25/11	10,000,000	10,048,700
Colorado 2.6%
[b]Colorado Educational and Cultural Facilities Authority Revenue,
National Jewish Federation Bond Program, Refunding, Series D-1, Daily VRDN and Put,
0.21%, 7/01/36	3,400,000	3,400,000
National Jewish Federation Bond Program, Series A-3, Daily VRDN and Put, 0.21%,
2/01/35	4,100,000	4,100,000
National Jewish Federation Bond Program, Series A-10, Daily VRDN and Put, 0.26%,
9/01/37	1,135,000	1,135,000
National Jewish Federation Bond Program, Series A-11, Daily VRDN and Put, 0.21%,
8/01/27	1,400,000	1,400,000
YMCA Rockies Project, Refunding, Daily VRDN and Put, 0.26%, 10/01/38	4,100,000	4,100,000
[b]Pitkin County IDR, Aspen Skiing Co. Project, Refunding, Series A, Daily VRDN and Put, 0.21%,
4/01/16	3,000,000	3,000,000
		17,135,000

Annual Report | 107

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Florida 1.1%
[b]Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova
Southeastern University, Refunding, Series C, Daily VRDN and Put, 0.20%, 4/01/24	$3,100,000	$3,100,000
[b]Florida State Municipal Power Agency Revenue, All Requirements Power Supply Project,
Refunding, Series C, Daily VRDN and Put, 0.26%, 10/01/35	1,400,000	1,400,000
[b]Jacksonville Health Facilities Authority Hospital Revenue,
Baptist Medical Center, Daily VRDN and Put, 0.27%, 8/15/34	1,300,000	1,300,000
Series A, Daily VRDN and Put, 0.20%, 8/15/33	1,600,000	1,600,000
		7,400,000
Georgia 0.4%
[b]Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast
Georgia Health Care System, Refunding, Series A, Daily VRDN and Put, 0.21%, 5/15/26	3,000,000	3,000,000
Kentucky 0.9%
[b]Christian County Assn. of County Leasing Trust Lease Program Revenue, Refunding, Series A,
Daily VRDN and Put, 0.19%, 4/01/37	2,000,000	2,000,000
[b]Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist
Healthcare System, Refunding, Series B-2, Daily VRDN and Put, 0.18%, 8/15/38	3,300,000	3,300,000
[b]Shelby County Lease Revenue, Series A, Daily VRDN and Put, 0.19%, 9/01/34	1,000,000	1,000,000
		6,300,000
Louisiana 0.1%
[b]Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project, First
Stage, ACES, Refunding, Daily VRDN and Put, 0.20%, 9/01/17	600,000	600,000
Michigan 3.5%
[b]Eastern Michigan University Revenues, General, Refunding, Series A, Daily VRDN and Put,
0.24%, 3/01/49	13,800,000	13,800,000
[b]Michigan Higher Education Facilities Authority Revenue, Limited Obligation, University of Detroit
Mercy Project, Refunding, Daily VRDN and Put, 0.21%, 11/01/36	9,390,000	9,390,000
		23,190,000
Missouri 1.5%
[b]Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery Foundation,
Refunding, Series A, Daily VRDN and Put, 0.19%, 12/01/37	2,900,000	2,900,000
[b]Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
St. Louis University, Series B, Daily VRDN and Put, 0.20%, 10/01/24	3,200,000	3,200,000
The Washington University, Series B, Daily VRDN and Put, 0.17%, 2/15/33	1,000,000	1,000,000
[b]Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Sisters Mercy Health, Refunding, Series A, Daily VRDN and Put, 0.19%, 6/01/16	1,100,000	1,100,000
SSM Health Care, Series C, Daily VRDN and Put, 0.25%, 6/01/45	1,700,000	1,700,000
		9,900,000
New Hampshire 0.4%
[b]New Hampshire Health and Education Facilities Authority Revenue, Dartmouth College,
Refunding, Series A, Daily VRDN and Put, 0.26%, 6/01/31	3,000,000	3,000,000

108 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
New Jersey 0.4%
[b]New Jersey EDA Revenue, School Facilities Construction, Series R, Sub Series R-1, Daily VRDN
and Put, 0.19%, 9/01/31	$2,700,000	$2,700,000
North Carolina 0.6%
[b]North Carolina Medical Care Commission Health Care Facilities Revenue, Cleveland County
Health, Daily VRDN and Put, 0.23%, 1/01/33	3,700,000	3,700,000
Oregon 3.7%
[b]Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project,
Daily VRDN and Put, 0.21%, 8/15/37	13,900,000	13,900,000
Refunding, Daily VRDN and Put, 0.19%, 8/15/32	10,800,000	10,800,000
		24,700,000
Texas 0.2%
Harris County Health Facilities Development Corp. Revenue, Christus Health, Series A-5, AGMC
Insured, 3.00%, 7/01/11	1,245,000	1,252,333
Total Short Term Investments (Cost $112,911,949)		112,926,033
Total Investments (Cost $663,445,502) 99.8%		668,301,822
Other Assets, less Liabilities 0.2%		1,619,579
Net Assets 100.0%		$669,921,401

See Abbreviations on page 206.

[a]The coupon rate shown represents the rate at period end.
[b]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 109

Franklin Tax-Free Trust

Financial Highlights

Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.99	$8.75	$9.98	$11.04	$10.83
Income from investment operations[b]:
Net investment income[c]	0.52	0.54	0.55	0.53	0.54
Net realized and unrealized gains (losses)	(0.39)	1.25	(1.24)	(1.06)	0.20
Total from investment operations	0.13	1.79	(0.69)	(0.53)	0.74
Less distributions from net investment income	(0.52)	(0.55)	(0.54)	(0.53)	(0.53)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$9.60	$9.99	$8.75	$9.98	$11.04

Total return[f]	1.19%	20.96%	(7.09)%	(5.03)%	6.99%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.62%	0.62%
Net investment income	5.18%	5.66%	5.77%	4.98%	4.97%

Supplemental data
Net assets, end of year (000’s)	$5,133,343	$5,477,710	$4,255,784	$4,784,743	$5,329,032
Portfolio turnover rate	18.18%	8.58%	19.10%	20.10%	10.90%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

110 | The accompanying notes are an integral part of these financial statements.			| Annual Report

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
Class B	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.06	$8.81	$10.05	$11.11	$10.90
Income from investment operations[b]:
Net investment income[c]	0.47	0.49	0.50	0.48	0.48
Net realized and unrealized gains (losses)	(0.39)	1.26	(1.25)	(1.07)	0.20
Total from investment operations	0.08	1.75	(0.75)	(0.59)	0.68
Less distributions from net investment income	(0.46)	(0.50)	(0.49)	(0.47)	(0.47)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$9.68	$10.06	$8.81	$10.05	$11.11

Total return[f]	0.72%	20.29%	(7.66)%	(5.53)%	6.36%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.17%	1.17%
Net investment income	4.63%	5.11%	5.22%	4.43%	4.42%

Supplemental data
Net assets, end of year (000’s)	$33,159	$68,463	$87,208	$139,855	$215,121
Portfolio turnover rate	18.18%	8.58%	19.10%	20.10%	10.90%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 111

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.12	$8.86	$10.10	$11.16	$10.95
Income from investment operations[b]:
Net investment income[c]	0.47	0.49	0.50	0.48	0.49
Net realized and unrealized gains (losses)	(0.40)	1.27	(1.25)	(1.07)	0.19
Total from investment operations	0.07	1.76	(0.75)	(0.59)	0.68
Less distributions from net investment income	(0.46)	(0.50)	(0.49)	(0.47)	(0.47)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$9.73	$10.12	$8.86	$10.10	$11.16

Total return[f]	0.59%	20.28%	(7.62)%	(5.51)%	6.34%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.17%	1.17%
Net investment income	4.63%	5.11%	5.22%	4.43%	4.42%

Supplemental data
Net assets, end of year (000’s)	$996,921	$1,002,985	$663,766	$697,697	$761,994
Portfolio turnover rate	18.18%	8.58%	19.10%	20.10%	10.90%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

112 | The accompanying notes are an integral part of these financial statements. |			Annual Report

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.02	$8.77	$10.00	$11.06	$10.85
Income from investment operations[b]:
Net investment income[c]	0.53	0.55	0.56	0.55	0.55
Net realized and unrealized gains (losses)	(0.39)	1.26	(1.24)	(1.07)	0.20
Total from investment operations	0.14	1.81	(0.68)	(0.52)	0.75
Less distributions from net investment income	(0.53)	(0.56)	(0.55)	(0.54)	(0.54)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$9.63	$10.02	$8.77	$10.00	$11.06

Total return	1.29%	21.14%	(6.99)%	(4.94)%	7.08%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%	0.52%	0.52%
Net investment income	5.28%	5.76%	5.87%	5.08%	5.07%

Supplemental data
Net assets, end of year (000’s)	$848,957	$621,454	$170,562	$143,331	$53,127
Portfolio turnover rate	18.18%	8.58%	19.10%	20.10%	10.90%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 113

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.3%
Alabama 0.7%
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	$6,000,000	$5,893,740
Camden IDB Exempt Facilities Revenue, Weyerhaeuser,
Series A, Pre-Refunded, 6.125%, 12/01/24	3,000,000	3,400,260
Series B, Pre-Refunded, 6.375%, 12/01/24	1,750,000	1,974,963
Courtland IDB Environmental Improvement Revenue, International Paper Co. Projects,
Refunding, Series B, 6.25%, 8/01/25	2,500,000	2,508,125
Cullman County Health Care Authority GO, Refunding, 7.00%, 2/01/36	7,500,000	7,079,175
Phenix City IDB Environmental Improvement Revenue, MeadWestvaco-Mead Coated Board
Project, Refunding, Series B, 6.10%, 5/15/30	5,800,000	5,810,611
Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects, Series A,
9.25%, 3/01/33	5,500,000	6,606,490
Prattville IDB PCR, Union Camp Corp. Project, Refunding, 5.30%, 9/01/28	10,250,000	9,766,815
Selma IDBR, Gulf Opportunity Zone, International Paper Co., Series A, 5.80%, 5/01/34	3,000,000	2,906,910
		45,947,089
Alaska 0.1%
Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
Regional Power,
5.70%, 1/01/12	380,000	381,015
5.80%, 1/01/18	1,495,000	1,460,346
5.875%, 1/01/32	5,730,000	4,927,513
		6,768,874
Arizona 4.6%
Apache County IDA,
IDR, Tucson Electric Power Co. Project, Refunding, Series C, 5.85%, 3/01/26	16,500,000	16,502,805
PCR, Tucson Electric Power Co. Project, Refunding, Series A, 5.85%, 3/01/28	53,150,000	53,150,531
PCR, Tucson Electric Power Co. Project, Refunding, Series B, 5.875%, 3/01/33	33,800,000	33,247,032
Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network,
Pre-Refunded, 6.375%, 12/01/37	2,500,000	2,765,125
Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.25%,
12/01/32	14,500,000	12,883,250
Downtown Phoenix Hotel Corp. Revenue, sub. bond, Series B, NATL RE, FGIC Insured, 5.00%,
7/01/36	10,000,000	8,419,600
Maricopa County IDA Health Facility Revenue, Catholic Healthcare West Project, Refunding,
Series A,
5.50%, 7/01/26	7,500,000	7,533,300
ACA Insured, 5.00%, 7/01/16	4,305,000	4,310,424
Maricopa County PCC, PCR,
El Paso Electric Co. Project, Series A, 7.25%, 4/01/40	20,000,000	21,956,200
Southern California Edison Co., Refunding, Series A, 5.00%, 6/01/35	18,025,000	17,337,887
Various, Public Service Co., Palo Verde, Refunding, Series A, 6.25%, 1/01/38	15,000,000	15,107,850
Navajo County PCC Revenue, Mandatory Put 6/01/16, Series D, 5.75%, 6/01/34	10,750,000	11,152,050
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	24,000,000	21,479,040
senior lien, Series A, 5.00%, 7/01/38	15,000,000	14,290,800

114 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Pima County IDAR,
Industrial Development, Tucson Electric Power Co., Series A, 6.375%, 9/01/29	$35,000,000	$35,373,800
Tucson Electric Power Co. Project, Series A, 6.10%, 9/01/25	10,140,000	10,139,594
Salt Verde Financial Corp. Senior Gas Revenue,
5.25%, 12/01/24	5,450,000	5,202,843
5.25%, 12/01/25	6,000,000	5,684,340
5.00%, 12/01/37	5,000,000	4,211,300
University Medical Center Corp. Hospital Revenue,
6.00%, 7/01/24	250,000	259,763
6.25%, 7/01/29	1,000,000	1,027,300
5.00%, 7/01/35	10,175,000	8,764,643
6.50%, 7/01/39	1,500,000	1,556,400
Yuma County IDA Water and Sewer Exempt Facility Revenue, Water and Sewer, Refunding,
Series A, 6.375%, 12/01/37	15,500,000	13,122,765
		325,478,642
Arkansas 0.3%
Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlatch Corp.
Projects, Series A, 7.75%, 8/01/25	3,800,000	3,811,476
Baxter County IDR, Aeroquip Corp. Project, Refunding, 5.80%, 10/01/13	2,400,000	2,552,112
Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
11/01/26	10,000,000	9,984,200
Warren Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.00%, 4/01/12	3,150,000	3,225,789
		19,573,577
California 18.3%
ABAG 1915 Act Special Assessment, Windemere Ranch AD, 1999-1, Pre-Refunded,
6.375%, 9/02/32	9,735,000	10,223,016
Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 6.00%, 9/01/38	5,200,000	4,435,392
Anaheim PFAR, Refunding, Series A-2, NATL RE, FGIC Insured, 4.75%, 9/01/29	24,000,000	21,621,840
Azusa Special Tax, Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/37	5,385,000	3,937,243
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1,
5.50%, 4/01/43	29,765,000	30,023,658
Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A,
5.35%, 9/01/36	3,680,000	2,996,182
Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23	3,845,000	4,468,544
California County Tobacco Securitization Agency Tobacco Revenue, Asset-Backed, Alameda
County, 5.875%, 6/01/35	3,700,000	2,912,529
California Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	5,000,000	5,386,800
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/38	8,000,000	8,184,960
Marshall Medical Center, Series A, California Mortgage Insured, 5.00%, 11/01/24	2,295,000	2,259,152
Marshall Medical Center, Series A, California Mortgage Insured, 5.00%, 11/01/29	2,220,000	2,017,936
Marshall Medical Center, Series A, California Mortgage Insured, 5.00%, 11/01/33	3,130,000	2,702,066
California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31	20,000,000	16,194,000

Annual Report | 115

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Infrastructure and Economic Development Bank Revenue, Department of Social
Services Administration Building, AMBAC Insured, 5.00%,
12/01/30	$10,300,000	$9,887,176
12/01/35	5,000,000	4,487,700
California Municipal Finance Authority Revenue, Harbor Regional Center Project, 8.50%,
11/01/39	5,000,000	5,429,500
California State GO,
5.25%, 11/01/40	47,000,000	44,629,790
Refunding, 5.25%, 4/01/30	50,000	50,023
Refunding, 5.25%, 4/01/32	40,000	39,596
Various Purpose, 6.00%, 4/01/38	28,725,000	29,480,755
Various Purpose, Refunding, 5.25%, 3/01/30	70,000,000	70,248,500
Various Purpose, Refunding, 5.50%, 3/01/40	60,000,000	59,144,400
California State Public Works Board Lease Revenue, Trustees of California State University,
Series J, 6.00%,
11/01/29	7,365,000	7,703,127
11/01/34	17,560,000	17,593,540
California Statewide CDA Revenue,
American Baptist Home West, Refunding, 6.00%, 10/01/29	3,125,000	2,957,656
American Baptist Home West, Refunding, 6.25%, 10/01/39	5,000,000	4,708,850
Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32	13,090,000	15,037,661
Monterey Institute International, 5.50%, 7/01/31	13,240,000	13,397,821
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47	5,000,000	4,682,900
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	10,000,000	9,212,100
Sutter Health, Refunding, Series A, 5.00%, 11/15/43	25,000,000	20,921,250
Thomas Jefferson School of Law, Refunding, Series A, 7.25%, 10/01/38	11,730,000	11,796,744
California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/37	10,000,000	8,235,100
Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
AMBAC Insured, zero cpn.,
8/01/33	21,015,000	4,486,702
8/01/34	10,000,000	1,979,400
8/01/43	31,515,000	3,294,578
8/01/45	34,035,000	3,095,483
Chino CFD Special Tax, No. 03-3, Improvement Area 2, 5.00%, 9/01/36	2,215,000	1,583,836
Chula Vista CFD Special Tax,
No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34	3,050,000	2,764,276
No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36	2,345,000	1,725,357
El Dorado County CFD No. 2001-1 Special Tax, Promontory Specific Plan, 6.30%,
9/01/31	3,500,000	3,175,550
Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
5.85%, 1/15/23	35,000,000	33,052,250
zero cpn., 1/15/22	49,115,000	21,206,384
zero cpn., 1/15/31	4,000,000	822,840
zero cpn., 1/15/34	4,500,000	691,650
zero cpn., 1/15/36	4,000,000	518,160
Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32	3,500,000	3,391,080

116 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	$8,500,000	$5,715,145
Asset-Backed, Senior Series A-1, Refunding, 5.00%, 6/01/33	1,460,000	942,561
Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42	10,000,000	11,519,400
Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45	30,750,000	24,547,110
Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45	13,250,000	10,577,210
Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
7.00%, 9/02/30	7,335,000	7,311,821
Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34	5,000,000	4,193,100
Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36	6,595,000	5,006,792
Los Angeles Department of Airports Airport Revenue,
Los Angeles International Airport, senior bond, Series D, 5.00%, 5/15/40	52,685,000	49,308,418
Senior, Los Angeles International Airport, Refunding, Series A, 5.00%, 5/15/40	25,500,000	23,865,705
Los Angeles MFR, Refunding,
Series J-1B, 7.125%, 1/01/24	80,000	74,739
Series J-1C, 7.125%, 1/01/24	335,000	297,946
Series J-2B, 8.50%, 1/01/24	400,000	372,000
[a]Series J-2C, 8.50%, 1/01/24	1,400,000	1,244,208
Los Angeles Regional Airports Improvement Corp. Lease Revenue, Facilities Sublease, Delta Air
Lines Inc., Los Angeles International Airport, Refunding, 6.35%, 11/01/25	12,000,000	11,280,240
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	36,427,225
Los Angeles Wastewater System Revenue, Refunding, Series A, NATL Insured, 5.00%,
6/01/30	7,530,000	7,563,734
M-S-R Energy Authority Gas Revenue,
Series B, 6.125%, 11/01/29	30,505,000	30,789,917
Series B, 7.00%, 11/01/34	20,000,000	22,049,200
Series C, 6.50%, 11/01/39	20,000,000	20,742,600
Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30	4,000,000	3,838,680
Poway USD Special Tax,
CFD No. 10, Area A, 6.10%, 9/01/31	1,995,000	1,858,582
CFD No. 11, Area A, 5.375%, 9/01/28	2,965,000	2,708,972
CFD No. 11, Area A, 5.375%, 9/01/34	2,235,000	1,893,939
CFD No. 14, Del Sur, 5.25%, 9/01/36	7,500,000	6,101,250
Rocklin Special Tax, CFD No. 10, Whitney, 5.00%, 9/01/35	7,315,000	5,342,657
Romoland School District Special Tax, CFD No. 1,
Improvement Area 1, 5.35%, 9/01/28	7,015,000	6,226,093
Improvement Area 1, 5.40%, 9/01/36	6,175,000	5,226,582
Improvement Area 2, 5.35%, 9/01/38	7,900,000	5,927,133
Roseville Special Tax, CFD No. 1, Westpark, 5.25%, 9/01/25	1,550,000	1,376,524
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%,
4/01/29	10,000,000	9,882,400
San Francisco City and County RDA Lease Revenue, George R. Moscone Center, zero cpn.,
7/01/12	4,500,000	4,435,515
7/01/13	4,250,000	4,098,997
7/01/14	2,250,000	2,098,215
San Francisco Uptown Parking Corp. Parking Revenue, Union Square, NATL Insured, 6.00%,
7/01/31	8,920,000	9,135,864

Annual Report | 117

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16	$22,500,000	$22,612,275
Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17	20,000,000	19,890,200
Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23	20,000,000	18,723,600
Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24	20,000,000	18,572,200
junior lien, ETM, zero cpn., 1/01/12	30,100,000	29,928,731
junior lien, ETM, zero cpn., 1/01/24	52,700,000	31,667,957
junior lien, ETM, zero cpn., 1/01/25	45,200,000	25,509,524
junior lien, ETM, zero cpn., 1/01/26	131,900,000	70,496,593
junior lien, ETM, zero cpn., 1/01/27	139,100,000	69,202,250
senior lien, 5.00%, 1/01/33	26,930,000	20,601,450
Saugus USD Special Tax, 6.00%, 9/01/33	3,150,000	2,944,021
Seal Beach CFD No. 05-01 Special Tax, Pacific Gateway Business Center, 5.30%, 9/01/36	2,000,000	1,616,460
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway
Environmental, Series A, 6.00%, 9/01/36	7,740,000	7,765,465
Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
Series A, 5.25%, 11/01/25	1,000,000	974,980
Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2, 6.30%,
9/02/33	6,000,000	5,729,820
Stockton PFA Lease Revenue, Capital Improvement Projects, Series A,
6.75%, 9/01/29	15,905,000	15,821,976
7.00%, 9/01/38	12,175,000	12,130,683
Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.375%, 9/01/32	4,100,000	4,532,345
Tustin CFD No. 06-01 Special Tax, Legacy/Columbus, Series A, 6.00%, 9/01/36	20,000,000	18,254,400
Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A, 6.00%,
9/01/34	6,520,000	5,983,600
		1,285,734,057
Colorado 3.9%
Colorado State Health Facilities Authority Revenue, Hospital, Refunding, Series C, AGMC
Insured, 5.25%, 3/01/40	20,000,000	18,757,400
Denver City and County Airport Revenue, Series D, 7.75%, 11/15/13	280,000	305,617
Denver City and County Special Facilities Airport Revenue, United Airlines Project, Refunding,
Series A, 5.25%, 10/01/32	27,365,000	22,519,206
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured,
5.00%,
12/01/30	15,000,000	12,200,250
12/01/35	15,000,000	11,727,300
Denver Health and Hospital Authority Healthcare Revenue, Series A, Pre-Refunded, 6.25%,
12/01/33	4,000,000	4,744,920
E-470 Public Highway Authority Revenue,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 9/01/37	15,720,000	2,075,512
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 9/01/38	20,000,000	2,439,800
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 9/01/39	30,000,000	3,381,000
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/28	15,000,000	4,102,200
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/29	10,000,000	2,503,600
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/30	17,300,000	3,988,688
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/31	10,000,000	2,130,000
Series C, 5.375%, 9/01/26	5,000,000	4,546,650

118 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Colorado (continued)
	Eagle County Airport Terminal Corp. Revenue, Series A,
	7.00%, 5/01/21	$585,000	$589,709
	7.125%, 5/01/31	1,215,000	1,197,601
	Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding, 6.95%,
	8/01/19	41,200,000	39,851,112
	Littleton MFHR, Riverpoint, Series C, Pre-Refunded, 8.00%, 12/01/29	2,550,000	2,566,269
	Public Authority for Colorado Energy Natural Gas Purchase Revenue,
	6.125%, 11/15/23	2,465,000	2,606,540
	6.25%, 11/15/28	12,500,000	13,101,750
	6.50%, 11/15/38	90,100,000	93,645,435
	Regional Transportation District COP, Series A, 5.00%, 6/01/25	13,500,000	13,718,835
	Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured, 5.00%,
	12/01/28	7,640,000	6,873,708
	[a,b]Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31	3,000,000	2,779,110
			272,352,212
	Connecticut 1.1%
	Connecticut State Development Authority PCR,
	Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28	53,825,000	53,475,676
	Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28	12,500,000	12,486,375
	Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
	Project, 6.15%, 4/01/35	3,000,000	2,973,780
	Connecticut State Health and Educational Facilities Authority Revenue,
	Sacred Heart University, Series C, 6.50%, 7/01/16	280,000	280,963
	St. Mary’s Hospital, Refunding, Series E, 5.50%, 7/01/20	5,650,000	5,203,141
			74,419,935
	District of Columbia 2.1%
	District of Columbia Ballpark Revenue, Series B-1, NATL RE, FGIC Insured, 5.00%,
	2/01/35	18,000,000	15,978,960
	District of Columbia Hospital Revenue, Children’s Hospital Obligation Group, Assured Guaranty,
	5.25%, 7/15/38	11,000,000	10,231,100
	District of Columbia Revenue,
	Capital Appreciation, Georgetown University, Growth and Income Securities, AMBAC
	Insured, zero cpn. to 3/31/18, 5.00% thereafter, 4/01/36	27,105,000	14,568,124
	The Catholic University of America, Refunding, 5.00%, 10/01/34	3,750,000	3,443,775
	Deed Tax, Series A, 5.00%, 6/01/40	13,000,000	11,152,570
	Methodist Home Issue, 6.00%, 1/01/29	4,750,000	4,038,545
	Methodist Home Issue, Series A, 7.375%, 1/01/30	2,525,000	2,473,137
	Methodist Home Issue, Series A, 7.50%, 1/01/39	4,150,000	4,040,813
	District of Columbia Tobacco Settlement FICO Revenue,
Asset	-Backed Bonds, Refunding, 6.50%, 5/15/33	22,000,000	21,246,500
	Capital Appreciation, Asset-Backed Bonds, Series A, zero cpn., 6/15/46	175,000,000	5,687,500
	Capital Appreciation, Asset-Backed Bonds, Series B, zero cpn., 6/15/46	66,000,000	1,483,680
	Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, Capital
	Appreciation, second lien, Series C, Assured Guaranty, zero cpn. to 10/01/16, 6.50%
	thereafter, 10/01/41	60,000,000	43,239,000

Annual Report | 119

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia (continued)
Washington Convention and Sports Authority Dedicated Tax Revenue, senior lien, Convention
Center Hotel Project, Series A, 5.00%, 10/01/40	$10,000,000	$8,559,200
		146,142,904
Florida 5.6%
Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34	4,520,000	3,382,813
Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
Project, 7.00%, 4/01/39	6,500,000	6,915,155
Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31	1,285,000	1,271,006
Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31	2,165,000	2,153,028
Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20	2,040,000	1,773,862
Citizens Property Insurance Corp. Revenue, High-Risk Account, Senior Secured, Series A-1,
6.00%, 6/01/17	25,000,000	27,261,000
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
8/15/32	10,550,000	10,314,629
East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36	1,425,000	1,145,287
Escambia County Environmental Improvement Revenue, International Paper Co. Projects,
Series A, 9.50%, 3/01/33	7,975,000	9,704,379
Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
6.00%, 6/01/23	5,000,000	6,090,650
Halifax Hospital Medical Center Hospital Revenue, Refunding and Improvement, Series A,
5.375%, 6/01/46	18,000,000	15,539,580
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,197,190
Hillsborough County IDAR, Refunding, Series B, 5.25%,
10/01/28	1,500,000	1,387,785
10/01/34	7,250,000	6,440,030
Indian Trace CDD, GO, Water Management Special Benefit, sub. lien, Refunding, Series B,
8.25%, 5/01/11	2,440,000	2,441,903
Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%,
5/01/33	2,690,000	2,181,967
Indigo CDD Capital Improvement Revenue, Refunding,
Series A, 7.00%, 5/01/31	865,000	714,957
[a]Series C, 7.00%, 5/01/30	4,460,000	3,508,860
Islands at Doral CDD Special Assessment, 6.125%, 5/01/24	1,585,000	1,546,453
Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32	1,355,000	1,360,461
Lakeland Retirement Community Revenue, first mortgage, Carpenters Estates, Accredited
Investors, Refunding,
5.875%, 1/01/19	1,350,000	1,322,973
6.25%, 1/01/28	1,230,000	1,116,914
6.375%, 1/01/43	2,250,000	1,927,890
Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B, CIFG
Insured, 5.00%, 10/01/30	11,505,000	11,251,660
Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31	7,345,000	7,256,860
Mediterra South CDD Capital Improvement Revenue,
6.85%, 5/01/31	2,210,000	2,183,591
Series B, 6.95%, 5/01/31	6,665,000	6,406,265
[a,c]Mediterranea CDD Special Assessment, Series A, 5.60%, 5/01/37	1,480,000	666,000

120 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Florida (continued)
	Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A,
	5.50%, 10/01/41	$20,850,000	$19,843,779
	Miami-Dade County Educational Facilities Authority Revenue, University of Miami, Refunding,
	Series B, AMBAC Insured, 5.25%, 4/01/27	10,995,000	10,772,461
Miami	-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	30,270,000	27,829,330
Miami	-Dade County School Board COP, Series B, Assured Guaranty, 5.00%, 5/01/33	14,310,000	13,735,024
	Midtown Miami Community Development Special Assessment Revenue,
	Series A, 6.25%, 5/01/37	7,500,000	6,601,425
	Series B, 6.50%, 5/01/37	3,875,000	3,523,266
	Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13	145,000	145,528
	North Sumter County Utility Dependent District Utility Revenue, Subordinated, 6.25%,
	10/01/43	6,865,000	6,330,216
	Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit of
	Development No. 43,
	6.10%, 8/01/21	145,000	138,752
Pre	-Refunded, 6.10%, 8/01/21	1,960,000	2,023,994
	Northern Palm Beach County ID Special Assessment, Water Control and Improvement Bonds,
	Unit of Development No. 46, Series A, 5.35%, 8/01/41	800,000	634,640
	Orange County Health Facilities Authority Revenue, Hospital, Adventist Health System Inc.,
Pre	-Refunded, 5.625%, 11/15/32	10,000,000	10,909,800
	Orlando-Orange County Expressway Authority Revenue, Series C, 5.00%, 7/01/40	21,000,000	19,330,710
	Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36	1,200,000	709,476
	Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32	2,580,000	2,463,952
	Pelican Marsh CDD Special Assessment Revenue, Series A,
	7.10%, 5/01/20	2,470,000	2,474,273
	7.20%, 5/01/31	5,775,000	5,776,733
	Pensacola Airport Revenue, Airport Revenue Bonds, Refunding, 6.00%, 10/01/28	7,000,000	6,977,040
	Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31	9,795,000	9,183,596
	Port St. Lucie Utility Revenue, System, Refunding, Series A, NATL Insured, 5.00%,
	9/01/29	11,025,000	11,247,705
	[a,c]Portico CDD Capital Improvement Revenue, 5.45%, 5/01/37	2,700,000	1,232,739
	[a,c]Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38	2,795,000	978,278
	River Place St. Lucie CDD Special Assessment Revenue, Series A, 7.625%,
	5/01/21	940,000	859,000
	5/01/30	1,590,000	1,371,152
	Riverwood CDD Special Assessment Revenue, Series A, 7.75%, 5/01/14	360,000	363,906
	Somerset County Revenue, Somerset CDD, 5.30%, 5/01/37	7,400,000	4,062,156
	South Broward Hospital District Revenue, South Broward Hospital District Obligated Group,
	Refunding,
	4.75%, 5/01/32	11,235,000	9,994,544
	5.00%, 5/01/36	12,500,000	11,262,250
	South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group,
	5.00%, 8/15/32	15,000,000	13,847,850
South	-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24	2,350,000	2,312,048
	Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24	1,930,000	1,843,671
	Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31	1,200,000	1,190,988
	Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34	7,955,000	7,395,763

Annual Report | 121

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37	$1,910,000	$958,820
Verandah West CDD Revenue, Series A, 6.625%, 5/01/33	8,000,000	7,296,240
Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38	9,600,000	9,222,528
Village Center CDD Recreational Revenue,
sub. bond, Series B, 6.25%, 1/01/13	1,790,000	1,799,308
Sub Series B, 8.25%, 1/01/17	1,265,000	1,267,732
Sub Series C, 7.375%, 1/01/19	1,845,000	1,852,472
Waterchase CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.70%, 5/01/32	2,680,000	2,731,268
Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31	1,065,000	1,059,377
Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36	1,700,000	1,282,446
Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21	1,100,000	1,084,259
Winter Garden Village at Fowler Groves CDD Special Tax, 5.65%, 5/01/37	1,920,000	1,711,430
		392,095,073
Georgia 3.2%
Atlanta Airport Revenue, General, Series A, 5.00%, 1/01/40	10,000,000	9,431,900
Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31	1,035,000	878,612
Atlanta Water and Wastewater Revenue, Refunding,
Series A, 6.25%, 11/01/34	30,000,000	31,341,900
Series B, AGMC Insured, 5.25%, 11/01/34	30,000,000	29,796,900
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
12/01/28	1,470,000	1,180,836
Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle Project,
Series C, 5.70%, 1/01/43	55,000,000	55,087,450
Series E, 7.00%, 1/01/23	25,000,000	28,323,000
Floyd County Development Authority Environmental Improvement Revenue, Temple-Inland Inc.,
Refunding, 5.70%, 12/01/15	1,575,000	1,603,208
Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist Health
Care System Project, ETM,
6.25%, 10/01/18	5,070,000	5,769,559
6.375%, 10/01/28	8,000,000	9,775,440
Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%, 7/01/27	5,000,000	3,455,900
Gainesville RDA Educational Facilities Revenue, Riverside Military Academy, Refunding,
5.125%, 3/01/37	6,500,000	4,693,390
Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding, NATL
Insured, 5.00%, 7/01/34	15,000,000	13,994,700
Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%,
9/15/25	5,000,000	4,970,250
9/15/28	10,000,000	9,304,500
McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
Products, 6.95%, 12/01/23	5,120,000	5,047,091
Richmond County Development Authority Environmental Improvement Revenue, International
Paper Co. Project, Series A, 6.25%, 11/01/33	7,000,000	7,097,300
Savannah EDA Revenue, Recovery Zone Facility, International Paper Co. Project, Series A,
6.25%, 11/01/33	4,865,000	4,932,623
		226,684,559

122 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Hawaii 0.1%
Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric
Co. and Subsidiary, 6.50%, 7/01/39	$7,500,000	$7,556,625
Idaho 0.8%
Idaho Health Facilities Authority Revenue, St. Luke’s Health System Project, Series A, 6.75%,
11/01/37	12,500,000	13,177,500
Idaho Housing & Finance Association EDR, TDF Facility Project-Recovery Zone Facility,
Series A, 7.00%, 2/01/36	13,305,000	13,149,331
Nez Perce County PCR,
Potlatch 84, 7.00%, 12/01/14	5,000,000	5,262,300
Potlatch Corp. Project, Refunding, 6.00%, 10/01/24	22,500,000	21,729,600
		53,318,731
Illinois 6.2%
Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%, 3/01/33	3,218,000	2,473,805
Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village Project, Pre-Refunded,
6.25%, 3/01/32	3,588,000	3,841,600
6.75%, 3/01/32	5,163,000	5,480,525
Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project, Series A,
Pre-Refunded,
6.625%, 3/01/31	4,265,000	4,350,300
7.00%, 3/01/31	4,717,000	4,811,340
Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge Project, Pre-Refunded,
7.05%, 3/01/31	5,566,000	5,677,320
Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project,
6.00%, 11/01/35	1,500,000	1,520,700
5.50%, 11/01/40	3,570,000	3,280,366
Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%, 8/01/23	11,000,000	11,029,260
Cary Special Tax, Refunding, Radian Insured, 5.00%, 3/01/30	3,035,000	2,598,506
Chicago Board of Education GO, Refunding, 5.00%, 12/01/31	12,500,000	11,954,750
Chicago GO, Refunding, Series A, AGMC Insured, 5.00%, 1/01/27	34,105,000	32,704,990
Chicago O’Hare International Airport Revenue,
5.00%, 1/01/40	20,430,000	17,650,907
General Airport Third Lien, Series A, NATL RE, FGIC Insured, 5.00%, 1/01/33	15,000,000	13,528,800
Passenger Facility, Series B, 5.00%, 1/01/35	12,555,000	11,115,820
Refunding, Series A, AGMC Insured, 5.00%, 1/01/38	16,500,000	14,289,165
Cook County GO, Refunding,
Series A, 5.25%, 11/15/33	8,720,000	8,594,170
Series G, 5.00%, 11/15/28	50,000,000	49,764,000
Gilberts Special Service Area No. 9 Special Tax, Big Timber Project, Pre-Refunded, 7.75%,
3/01/27	6,000,000	6,120,000
Hampshire Special Service Area No. 14 Special Tax, Lakewood Crossing Subdivision, 5.95%,
3/01/36	7,785,000	5,975,532
Illinois Finance Authority Revenue,
Institute Technology, 6.50%, 2/01/23	1,000,000	941,520
Institute Technology, 7.125%, 2/01/34	1,500,000	1,448,265
Lutheran Hillside Village, Refunding, 5.25%, 2/01/37	7,500,000	6,356,925
Navistar International, Recovery Zone Facility, 6.50%, 10/15/40	8,500,000	8,577,775

Annual Report | 123

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority Revenue, (continued)
Resurrection Health Care, Series A, AGMC Insured, 5.25%, 5/15/29	$15,500,000	$15,126,140
Riverside Health System, 6.25%, 11/15/35	5,000,000	5,059,600
Roosevelt University Project, Refunding, 6.50%, 4/01/39	15,000,000	14,658,600
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/38	10,000,000	10,612,700
Sherman Health System, Series A, 5.50%, 8/01/37	17,240,000	14,562,111
Illinois Finance Authority Water Facility Revenue, American Water Capital Corp. Project, 5.25%,
10/01/39	6,050,000	5,659,836
5/01/40	7,000,000	6,535,340
Illinois Health Facilities Authority Revenue, Thorek Hospital and Medical Center, Refunding,
5.375%, 8/15/28	8,595,000	7,903,962
Illinois State Development Finance Authority PCR, Ameren Corp. and Central Illinois Public
Service Co., Refunding, Series A, 5.50%, 3/01/14	3,515,000	3,523,858
Illinois State Finance Authority Student Housing Revenue, Normal LLC, Illinois State
University, 7.00%, 4/01/43	7,500,000	7,504,800
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
Expansion Project, Series A, 5.50%, 6/15/50	10,475,000	9,851,318
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
Convention Center, ETM, 7.00%, 7/01/26	7,500,000	9,929,250
Minooka Special Assessment, Improvement, Prairie Ridge Project, 6.875%, 3/01/33	3,000,000	2,467,350
Montgomery Special Assessment, Improvement, Lakewood Creek Project, Pre-Refunded,
7.75%, 3/01/30	4,632,000	4,724,640
Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and Sewage
System, Refunding, XLCA Insured, 5.00%, 1/01/39	4,500,000	3,961,440
Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B, 6.375%,
3/01/34	7,820,000	6,971,999
Railsplitter Tobacco Settlement Authority Revenue,
6.25%, 6/01/24	6,000,000	6,039,180
Refunding, 6.00%, 6/01/28	22,650,000	22,101,417
Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29	2,425,000	2,184,319
University of Illinois University Revenues, Auxiliary Facilities System, Refunding, NATL Insured,
5.00%, 4/01/32	22,430,000	21,308,051
Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
6.00%, 3/01/33	4,451,000	3,737,060
6.625%, 3/01/33	5,213,000	4,725,220
Yorkville United City Special Service Area Special Tax,
No. 2003-101, Windett Ridge Project, 6.875%, 3/01/33	3,393,000	2,413,644
No. 2004-104, MPI Grande Reserve Project, 6.375%, 3/01/34	4,222,000	3,028,570
No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36	4,852,000	3,483,785
		432,160,531
Indiana 1.1%
Delaware County Hospital Authority Hospital Revenue, Cardinal Health System, 5.25%,
8/01/36	5,000,000	4,141,450
Goshen Industrial Revenue, Greencroft Hospital Assn. Inc., Refunding, 5.75%,
8/15/19	3,000,000	2,767,290
8/15/28	5,000,000	4,080,550

124 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Indiana (continued)
Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
3/01/37	$8,000,000	$7,057,040
Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of
Indiana, Refunding, 5.25%, 11/15/35	12,000,000	10,553,040
Indiana Health Facility Financing Authority Hospital Revenue,
6.25%, 3/01/25	5,900,000	6,026,496
6.00%, 3/01/34	12,000,000	11,955,480
Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/31	11,740,000	11,804,218
Indiana Municipal Power Agency Power Supply System Revenue, Indiana Municipal Power
Agency, Series B, 6.00%, 1/01/39	4,000,000	4,077,080
Jasper County PCR, Northern Indiana Public Service Co., Refunding, Series C, NATL Insured,
5.60%, 11/01/16	10,000,000	10,656,800
5.85%, 4/01/19	5,000,000	5,337,550
		78,456,994
Iowa 0.1%
Iowa Higher Education Loan Authority Revenue, Private College Facility, Upper Iowa University
Project, Refunding, 6.00%, 9/01/39	11,000,000	10,823,010
Kansas 0.1%
Kansas State Development Finance Authority Hospital Revenue, Adventist Health, Refunding,
5.75%, 11/15/38	6,250,000	6,425,938
Kentucky 1.4%
Kentucky Economic Development Finance Authority Health System Revenue, Norton
Healthcare Inc.,
Refunding, Series C, NATL Insured, 6.10%, 10/01/22	10,650,000	11,170,785
Refunding, Series C, NATL Insured, 6.15%, 10/01/27	3,995,000	4,127,794
Series C, NATL Insured, Pre-Refunded, 6.10%, 10/01/22	5,325,000	6,072,151
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/27	6,005,000	6,855,188
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Owensboro
Medical Health System, Refunding, Series A, 6.50%, 3/01/45	17,500,000	16,652,300
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22	6,835,000	5,994,637
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue,
Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/42	5,000,000	5,093,450
Louisville and Jefferson County Metropolitan Government College Revenue, Improvement,
Bellarmie University Inc. Project,
5.625%, 5/01/29	5,555,000	5,355,686
6.125%, 5/01/39	5,000,000	4,917,150
Louisville and Jefferson County Metropolitan Government Health Facilities Revenue, Jewish
Hospital and St. Mary’s HealthCare Inc. Project, Refunding, 6.125%, 2/01/37	11,500,000	11,258,155
Ohio County PCR, Big Rivers Electric Corp. Project, Refunding, Series A, 6.00%, 7/15/31	7,500,000	7,180,200
Owen County Waterworks System Revenue, American Water Co. Project, Series A,
6.25%, 6/01/39	8,000,000	8,101,760
5.375%, 6/01/40	10,000,000	9,206,600
		101,985,856

Annual Report | 125

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Louisiana 4.2%
Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27	$13,990,000	$13,515,039
Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
10/01/12	2,665,000	2,674,274
Louisiana State Local Government Environmental Facilities and CDA Revenue,
Westlake Chemical Corp. Projects, 6.75%, 11/01/32	41,250,000	42,130,275
Westlake Chemical Corp. Projects, Series A, 6.50%, 8/01/29	9,000,000	9,132,030
Westlake Chemical Corp. Projects, Series A-2, 6.50%, 11/01/35	8,000,000	8,061,840
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries of Our Lady
Health System Project, 6.75%, 7/01/39	10,000,000	10,478,200
Louisiana Public Facilities Authority Revenue,
Energy LLC Project, Refunding, 5.00%, 6/01/30	8,500,000	8,468,125
Entergy Gulf States Louisiana, Refunding, Series A, 5.00%, 9/01/28	25,000,000	24,571,000
FHA Insured Mortgage, Baton Rouge General Medical Center Project, NATL Insured,
5.25%, 7/01/33	20,000,000	19,972,400
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38	10,000,000	8,205,900
Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47	10,000,000	8,222,800
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC
Insured, 5.00%, 6/01/22	10,000,000	9,592,100
Louisiana State Gas and Fuels Tax Revenue, second lien, Series B, 5.00%, 5/01/45	38,840,000	37,243,288
New Orleans GO,
Limited Tax, NATL Insured, 5.00%, 3/01/21	5,000,000	4,850,800
Public Improvement, Series A, Radian Insured, 5.25%, 12/01/36	13,480,000	12,359,273
Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13	2,425,000	2,433,366
Rapides Finance Authority Revenue, Cleco Power LLC Project, Mandatory Put 10/01/11,
6.00%, 10/01/38	4,750,000	4,857,683
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%,
6/01/37	72,500,000	66,852,975
		293,621,368
Maine 0.1%
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20	4,800,000	4,758,384
Maryland 0.6%
Maryland State Community Development Administration Development Housing and CDR,
Housing, Series A, 5.875%, 7/01/16	1,130,000	1,130,463
Maryland State EDC Port Facilities Revenue, CNX MarineTerminals Inc., Refunding, 5.75%,
9/01/25	10,600,000	9,945,874
Maryland State EDC Revenue, Chesapeake Bay Conference Center Project, senior lien,
Refunding,
Series A, 4.75%, 12/01/11	355,000	348,319
Series A, 5.00%, 12/01/16	3,000,000	2,446,710
Series A, 5.00%, 12/01/31	10,000,000	6,449,200
Series B, 5.00%, 12/01/16	600,000	489,342
Series B, 5.25%, 12/01/31	2,000,000	1,290,060
Maryland State EDC, EDR, 5.75%, 6/01/35	10,000,000	9,261,600

126 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System, Series A, 6.75%, 7/01/39	$3,000,000	$3,260,100
Edenwald, Series A, 5.40%, 1/01/37	1,200,000	967,140
Washington County Hospital, 6.00%, 1/01/43	6,000,000	5,552,820
		41,141,628
Massachusetts 0.9%
Massachusetts Bay Transportation Authority Revenue, General Transportation System,
Series A, 7.00%, 3/01/21	2,000,000	2,419,460
Massachusetts State Development Finance Agency Revenue,
Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19	950,000	939,350
Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29	1,620,000	1,462,860
Curry College, Series A, ACA Insured, 5.00%, 3/01/36	2,000,000	1,668,280
Loomis Community Project, first mortgage, Refunding, Series A, 5.625%, 7/01/15	1,390,000	1,388,457
Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23	3,500,000	3,290,630
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue, Mandatory
Put 5/01/19, Refunding, 5.75%, 12/01/42	3,700,000	3,836,123
Massachusetts State Health and Educational Facilities Authority Revenue, St. Memorial
Medical Center, Refunding, Series A, 6.00%, 10/01/23	5,315,000	4,530,028
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL RE, FGIC
Insured, 5.50%, 1/01/34	40,000,000	40,518,000
		60,053,188
Michigan 4.3%
Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper, Series A,
Pre-Refunded, 6.25%, 4/15/27	10,500,000	11,172,630
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC
Insured, 6.00%, 5/01/29	15,900,000	16,319,919
Detroit GO, Distribution State Aid, 5.25%, 11/01/35	23,000,000	22,347,950
Detroit Sewer Disposal System Revenue, second lien,
Series A, NATL Insured, 5.00%, 7/01/35	25,750,000	22,504,470
Series B, Assured Guaranty, 5.00%, 7/01/36	10,000,000	8,708,200
Series B, NATL Insured, 5.00%, 7/01/36	3,000,000	2,643,480
Series B, NATL RE, FGIC Insured, 5.50%, 7/01/29	5,000,000	4,925,850
Detroit Water Supply System Revenue,
Refunding, Series D, NATL Insured, 5.00%, 7/01/33	20,430,000	18,541,042
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	11,000,000	10,046,300
Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital Obligated
Group, Refunding, Series A,
5.75%, 9/01/17	530,000	510,835
5.00%, 8/15/38	5,250,000	3,354,645
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.00%, 10/15/38	6,000,000	6,256,200
Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33	13,495,000	12,564,250
Facilities Program, Refunding, Series II, NATL Insured, 5.00%, 10/15/29	16,585,000	16,288,460
Refunding, Series IA, NATL RE, FGIC Insured, 5.00%, 10/15/31	9,500,000	9,319,785

Annual Report | 127

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Michigan (continued)
	Michigan State Hospital Finance Authority Revenue,
	Hospital, Oakwood Obligated Group, Refunding, Series A, 5.00%, 7/15/37	$3,680,000	$3,075,744
	Marquette, 5.00%, 5/15/34	6,000,000	4,807,020
	Memorial Healthcare Center, Refunding, 5.75%, 11/15/15	1,000,000	1,007,760
	Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16	7,310,000	7,335,512
Mid	-Michigan Obligation Group, Series A, 6.125%, 6/01/34	4,065,000	4,107,723
	Michigan State Strategic Fund Limited Obligation Revenue,
	The Detroit Edison Co., Refunding, Series A, NATL Insured, 5.55%, 9/01/29	1,015,000	1,020,298
	The Detroit Edison Co. Pollution Control Project, Refunding, Series C, 5.45%, 9/01/29	11,000,000	11,004,180
	The Detroit Edison Co. Pollution Control Project, Refunding, Series C, XLCA Insured,
	5.65%, 9/01/29	10,000,000	10,057,000
	Dow Chemical, Mandatory Put 6/02/14, Refunding, Series A-1, 6.75%, 12/01/28	2,800,000	3,025,876
	Dow Chemical, Refunding, Series B-2, 6.25%, 6/01/14	20,050,000	21,674,652
	Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset, Senior
	Series A, 6.00%,
	6/01/34	13,675,000	10,047,159
	6/01/48	10,000,000	6,752,900
	Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
	Refunding,
	8.25%, 9/01/39	20,000,000	22,684,400
	Series W, 6.00%, 8/01/39	33,120,000	31,352,054
	Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph’s Hospital Project, Series A,
	ETM, 5.60%, 2/15/13	470,000	476,369
			303,932,663
	Minnesota 0.7%
	Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%, 8/01/14	9,000,000	9,432,000
	Mahtomedi Senior Housing Revenue, St. Andrews Village Project, Refunding, 5.75%,
	12/01/40	5,000,000	4,094,450
	Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, sub. bond,
	Refunding, Series C, NATL RE, FGIC Insured, 5.00%, 1/01/31	6,185,000	6,062,599
	Minneapolis Health Care Facility Revenue,
	Augustana Chapel View Homes, Series D, 5.875%, 6/01/35	5,075,000	3,647,149
Jones	-Harrison Residence Project, 5.70%, 10/01/35	1,000,000	815,460
	Minneapolis Health Care System Revenue, Fairview Health Services, Series A,
	6.625%, 11/15/28	11,000,000	11,838,640
	6.75%, 11/15/32	6,250,000	6,693,937
	Minnesota Agricultural and Economic Development Board Revenue, Health Care System,
	Refunding, Series A, 6.375%, 11/15/29	175,000	175,899
	Minnesota State HFAR, Rental Housing, Refunding, Series D, NATL Insured, 5.95%,
	2/01/18	295,000	295,080
	St. Paul Housing and RDA Hospital Revenue, Healtheast Project, 6.00%, 11/15/35	10,000,000	8,663,700
			51,718,914

128 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin High Yield Tax-Free Income Fund		Principal Amount	Value
	Municipal Bonds (continued)
	Mississippi 1.3%
	Claiborne County PCR, Systems Energy Resources Inc. Project, Refunding, 6.20%, 2/01/26		$33,300,000	$32,570,064
	Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding, Series B,
	6.70%, 4/01/22		18,875,000	19,963,144
	Warren County Gulf Opportunity Zone Revenue, International Paper Co. Project, Series A,
	5.50%, 9/01/31		20,000,000	19,379,000
	6.50%, 9/01/32		10,000,000	10,135,800
	5.80%, 5/01/34		7,000,000	6,782,790
				88,830,798
	Missouri 0.4%
	Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
	12/01/20		8,350,000	6,894,261
	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan 2 Project,
	Series A, 6.00%, 1/01/39		11,000,000	11,246,840
	St. Louis Airport Revenue, Lambert, St. Louis International Airport, Series A-1,
	6.25%, 7/01/29		7,000,000	7,117,250
	6.625%, 7/01/34		3,000,000	3,054,330
	West Plains IDA Hospital Revenue, Ozarks Medical Center,
	6.30%, 11/15/11		165,000	166,374
	6.75%, 11/15/24		3,045,000	2,857,032
	Refunding, 5.50%, 11/15/12		210,000	210,542
				31,546,629
	Montana 0.1%
	Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31		10,220,000	9,893,675
	Nevada 1.0%
	Clark County ID Special Assessment,
	Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26		1,320,000	936,091
	Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31		1,035,000	689,765
	Local ID No. 132, Summerlin South Area, Villages 15A and 18, 6.875%, 2/01/21		3,540,000	3,358,504
	Local ID No. 142, Mountains Edge, 6.375%, 8/01/23		3,980,000	3,710,116
	Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/20		750,000	576,105
	Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/25		2,370,000	1,627,384
	Clark County IDR, Southwest Gas Corp. Project, Series D, AMBAC Insured, 5.55%, 12/01/38		7,260,000	6,829,700
	Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
	7/01/24		7,000,000	7,151,410
	Henderson Local ID Special Assessment,
No. T	-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18		3,025,000	3,021,037
No. T	-12, Series A	, 7.375%, 8/01/18	28,345,000	24,806,127
No. T	-16, 4.90%, 3/01/16		1,355,000	748,448
No. T	-16, 5.00%, 3/01/18		970,000	524,625
No. T	-16, 5.00%, 3/01/19		960,000	515,654
No. T	-16, 5.10%, 3/01/22		1,445,000	764,145
No. T	-16, 5.125%, 3/01/25		1,530,000	801,965
No. T	-17, 5.00%, 9/01/15		710,000	659,398
No. T	-17, 5.00%, 9/01/16		725,000	654,574
No. T	-17, 5.00%, 9/01/25		1,355,000	980,180

Annual Report | 129

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Nevada (continued)
	Las Vegas Local Improvement Bonds Special Assessment, Special ID No. 607, 6.25%,
	6/01/24	$4,815,000	$4,273,794
	Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13	1,220,000	1,244,559
	Overton Power District No. 5 Special Obligation Revenue, 8.00%, 12/01/38	7,500,000	8,407,425
			72,281,006
	New Hampshire 0.3%
	New Hampshire Higher Educational and Health Facilities Authority Revenue,
	Hillcrest Terrace, 7.50%, 7/01/24	13,950,000	13,111,187
	New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11	220,000	220,198
	New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligation Group,
	Series A, 6.125%, 10/01/39	5,000,000	4,807,700
			18,139,085
	New Jersey 4.2%
	Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series A,
	5.75%, 1/01/40	5,000,000	5,117,650
	New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
	Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32	9,965,000	9,811,140
	New Jersey EDA Revenue,
	Cigarette Tax, 5.50%, 6/15/24	23,000,000	21,012,800
	Cigarette Tax, 5.50%, 6/15/31	6,500,000	5,613,010
	Cigarette Tax, 5.75%, 6/15/34	10,000,000	8,802,700
	first mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24	1,500,000	1,249,050
	first mortgage, Presbyterian, Series A, 6.25%, 11/01/20	7,635,000	6,913,264
	Montclair State University, Provident Group, Montclair Properties LLC, Series A, 5.875%,
	6/01/42	5,000,000	4,552,950
	New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
	6.625%, 9/15/12	25,525,000	25,754,725
	6.25%, 9/15/19	32,000,000	30,753,600
	6.40%, 9/15/23	65,500,000	62,621,275
	New Jersey Health Care Facilities Financing Authority Revenue,
	Capital Appreciation, St. Barnabas Health Care System, Refunding, Series B, zero cpn.,
	7/01/33	57,680,000	11,097,055
	Capital Appreciation, St. Barnabas Health Care System, Refunding, Series B, zero cpn.,
	7/01/34	52,330,000	9,288,052
	Capital Appreciation, St. Barnabas Health Care System, Refunding, Series B, zero cpn.,
	7/01/35	20,000,000	3,280,800
	South Jersey Hospital, 5.00%, 7/01/46	6,000,000	5,091,540
	St. Joseph’s Healthcare System, 6.625%, 7/01/38	25,000,000	23,515,500
	New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series A,
	6.00%, 12/15/38	35,705,000	37,909,784
Pre	-Refunded, 6.00%, 12/15/38	19,295,000	24,090,193
	Tobacco Settlement FICO Revenue, Capital Appreciation Bonds, Series 1B, zero cpn.,
	6/01/41	40,000,000	1,700,000
			298,175,088

130 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Mexico 1.8%
Farmington PCR, Public Service Co. of New Mexico, San Juan Project, Refunding,
Series B, 5.90%, 6/01/40	$58,000,000	$55,884,740
Series C, 5.90%, 6/01/40	16,500,000	15,898,245
Series D, 5.90%, 6/01/40	50,700,000	48,850,971
New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent Hospital,
Series A, Radian Insured, Pre-Refunded,
5.25%, 7/01/30	4,360,000	4,991,285
5.00%, 7/01/35	3,470,000	3,936,437
		129,561,678
New York 4.8%
Chautauqua County IDA Exempt Facility Revenue, NRG-Dunkirk Power Project, 5.875%,
4/01/42	7,000,000	6,687,660
Corinth IDA Environmental Improvement Revenue, International Paper Co. Project, Refunding,
Series A, 5.75%, 2/01/22	2,000,000	2,018,580
Long Island Power Authority Electric System Revenue, General, Refunding, Series A, 6.00%,
5/01/33	12,500,000	13,362,875
MAC for City of Troy Revenue, Capital Appreciation, Series C, NATL Insured, zero cpn.,
7/15/21	428,010	276,486
1/15/22	649,658	404,412
MTA Revenue, Transportation,
Refunding, Series D, 5.25%, 11/15/40	10,000,000	9,579,000
Series F, 5.00%, 11/15/30	7,000,000	6,802,950
New York City GO,
Refunding, Series H, 6.25%, 8/01/15	20,000	20,079
Refunding, Series H, 6.125%, 8/01/25	10,000	10,029
Refunding, Series J, 6.00%, 8/01/21	5,000	5,017
Series B, 7.00%, 2/01/18	115,000	115,527
Series D, 7.625%, 2/01/14	5,000	5,025
Series F, 7.50%, 2/01/21	85,000	85,379
Series G, 7.50%, 2/01/22	10,000	10,043
New York City IDA Civic Facility Revenue,
Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20	5,660,000	5,158,184
Series C, 6.80%, 6/01/28	5,000,000	5,159,200
Staten Island University Hospital Project, Series C, 6.45%, 7/01/32	1,440,000	1,405,656
New York City IDA Special Facility Revenue,
American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25	20,000,000	20,239,800
American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31	15,000,000	15,580,950
American Airlines Inc., JFK International Airport Project, Series A, 8.00%, 8/01/12	30,000,000	31,134,900
British Airways PLC Project, 7.625%, 12/01/32	15,550,000	15,575,657
New York City IDAR,
Liberty, 7 World Trade Center Project, Series A, 6.25%, 3/01/15	45,000,000	45,119,700
Liberty, 7 World Trade Center Project, Series A, 6.50%, 3/01/35	50,000,000	47,058,500
Liberty, 7 World Trade Center Project, Series B, 6.75%, 3/01/15	5,000,000	5,037,100
Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/31	9,500,000	8,016,955
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series E,
5.00%, 6/15/34	10,000,000	10,001,400

Annual Report | 131

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	New York (continued)
	New York Liberty Development Corp. Liberty Revenue, Second Priority, Bank of America Tower
	at One Bryant Park Project, Class 3, Refunding, 6.375%, 7/15/49	$18,500,000	$18,485,015
	New York State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional
	Medical Center,
	6.125%, 12/01/29	16,000,000	15,504,640
	6.25%, 12/01/37	30,000,000	28,045,200
	Port Authority of New York and New Jersey Special Obligation Revenue, Continental Airlines
	Inc., Eastern Project, La Guardia, 9.125%, 12/01/15	21,695,000	21,811,719
	Utica IDA Civic Facility Revenue, Utica College Civic Facility,
	6.75%, 12/01/21	1,250,000	1,236,688
	6.85%, 12/01/31	2,000,000	1,910,420
			335,864,746
	North Carolina 0.3%
	Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%, 10/01/27	4,500,000	3,650,760
	Columbus County Industrial Facilities and PCFA Revenue, International Paper Co. Projects,
	Recovery Zone Facility Bonds, Series B, 6.25%, 11/01/33	4,000,000	4,055,600
	Series A, 6.25%, 11/01/33	1,300,000	1,318,070
	North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
	3/01/16	710,000	737,527
	9/01/17	525,000	525,042
	North Carolina Medical Care Commission Health Care Facilities Revenue, Pennybyrn at
	Maryfield, Series A,
	5.75%, 10/01/23	3,625,000	3,035,938
	6.00%, 10/01/23	2,500,000	2,139,500
	North Carolina Medical Care Commission Retirement Facilities Revenue, first mortgage,
	United Methodist, Refunding, Series C,
	5.25%, 10/01/24	920,000	843,677
	5.50%, 10/01/32	1,600,000	1,371,104
	North Carolina Medical Care Commission Revenue, Series A, 6.125%, 10/01/35	8,250,000	6,296,812
			23,974,030
	North Dakota 0.1%
	Ward County Health Care Facilities Revenue, Trinity Obligated Group, 5.125%,
	7/01/25	1,750,000	1,637,580
	7/01/29	2,500,000	2,212,875
			3,850,455
	Ohio 1.3%
	Bowling Green Student Housing Revenue, CFP I LLC, State University Project, 6.00%,
	6/01/45	6,750,000	6,193,462
	Buckeye Tobacco Settlement Financing Authority Revenue,
	Asset-Backed, Senior Capital Appreciation Turbo Term Bond, Series A-3, zero cpn. to
	12/01/12, 6.25% thereafter, 6/01/37	15,000,000	9,331,650
Asset	-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 5.875%, 6/01/30	22,500,000	16,039,800
Asset	-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34	11,250,000	7,550,887
	Capital Appreciation, Asset-Backed, First Sub Series B, zero cpn., 6/01/47	55,000,000	955,900

132 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Butler County Hospital Facilities Revenue, UC Health, 5.50%, 11/01/40	$10,000,000	$8,405,600
Franklin County Health Care Facilities Revenue,
Ohio Presbyterian, Series A, Pre-Refunded, 7.125%, 7/01/29	1,000,000	1,030,720
Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17	3,100,000	3,101,612
Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21	950,000	941,080
Miami County Hospital Facilities Revenue, Refunding and Improvement, Upper Valley Medical
Center, 5.25%, 5/15/26	2,750,000	2,618,853
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye
Power Recovery Zone Facility, 6.00%, 12/01/40	15,000,000	14,632,800
Scioto County Hospital Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
2/15/38	17,000,000	16,545,590
Toledo Lucas County Port Authority Airport Revenue, Bax Global Project, Refunding, Series 1,
6.25%, 11/01/13	2,200,000	2,261,490
		89,609,444
Oklahoma 0.1%
Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project,
Series B, 6.60%, 7/01/31	5,000,000	4,960,750
Tulsa Industrial Authority Revenue, Refunding, NATL Insured, 5.00%, 10/01/31	5,325,000	5,224,145
		10,184,895
Oregon 0.1%
Oregon Health and Science University Revenue, Series A, 5.75%, 7/01/39	5,000,000	5,048,950
Pennsylvania 4.8%
Allegheny County Hospital Development Authority Revenue, West Pennsylvania Allegheny
Health System, Refunding,
5.00%, 11/15/28	8,360,000	5,648,350
5.375%, 11/15/40	70,000,000	45,500,000
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
6.10%, 7/01/13	23,205,000	23,218,923
6.20%, 7/01/19	17,525,000	17,355,007
Lancaster County Hospital Authority Revenue, Brethren Village Project, Series A,
6.375%, 7/01/30	1,000,000	902,940
6.50%, 7/01/40	3,000,000	2,694,450
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project,
Series A, 5.50%, 8/15/40	15,000,000	13,148,550
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
Allegheny Energy Supply Co. LLC Project, 7.00%, 7/15/39	60,000,000	63,130,800
Reliant Energy Seward LLC Project, Series A, Pre-Refunded, 6.75%, 12/01/36	94,510,000	98,641,978
Pennsylvania Economic Development Financing Authority Water Facility Revenue, Aqua Inc.
Project, Series B, 5.00%, 12/01/43	20,000,000	19,220,600
Pennsylvania State Turnpike Commission Turnpike Revenue,
Capital Appreciation, Series C, AGMC Insured, zero cpn. to 6/01/16, 6.25% thereafter,
6/01/33	5,000,000	3,849,050
Series B, 5.75%, 6/01/39	20,000,000	20,233,400
Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue, Temple
University Health System, Refunding, Series B, 5.50%, 7/01/26	18,000,000	16,106,940

Annual Report | 133

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
	Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System, Refunding,
	Series A, 5.75%, 12/01/21	$815,000	$830,200
	Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
	6.05%, 4/01/14	5,025,000	5,039,824
			335,521,012
	Rhode Island 0.3%
	Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
	Lifespan Obligated Group,
Pre	-Refunded, 6.50%, 8/15/32	8,000,000	8,660,880
	Refunding, NATL Insured, 5.75%, 5/15/23	405,000	405,053
	Series A, 7.00%, 5/15/39	8,200,000	8,822,872
	Tobacco Settlement FICO Revenue, Asset-Backed, Series B, zero cpn., 6/01/52	90,000,000	1,198,800
			19,087,605
	South Carolina 0.9%
	Dorchester County School District No. 002 Installment Purchase Revenue, Growth Remedy
	Opportunities Tax Hike, 5.25%, 12/01/29	16,500,000	16,938,075
	Greenville County School District Installment Purchase Revenue, Building Equity Sooner
	Tomorrow, 5.00%, 12/01/28	10,000,000	10,169,800
	Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
	Project, 5.00%, 12/01/26	15,015,000	14,412,899
	Scago Educational Facilities Corp. for Calhoun School District Revenue, School Project, Radian
	Insured, 5.00%, 12/01/26	7,540,000	6,686,547
	Scago Educational Facilities Corp. for Williamsburg School District Revenue, Williamsburg
	County Project, Refunding, Radian Insured, 5.00%, 12/01/31	2,000,000	1,814,940
	South Carolina Jobs EDA Student Housing Revenue, Coastal Housing Foundation, Series A,
	6.50%, 4/01/42	10,000,000	10,019,700
			60,041,961
	Tennessee 0.8%
	Johnson City Health and Educational Facilities Board Hospital Revenue,
	Capital Appreciation, First Mortgage, Refunding, Series A, NATL Insured, zero cpn.,
	7/01/27	19,365,000	6,306,987
	Capital Appreciation, First Mortgage, Refunding, Series A, NATL Insured, zero cpn.,
	7/01/28	19,400,000	5,810,494
	first mortgage, Mountain States Health, Refunding, Series A, NATL Insured, zero cpn.,
	7/01/29	19,365,000	5,353,067
	first mortgage, Mountain States Health, Refunding, Series A, NATL Insured, zero cpn.,
	7/01/30	19,370,000	4,863,032
	Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
	Capital Appreciation, Refunding and Improvement, Series A, AGMC Insured, zero cpn.,
	1/01/25	5,000,000	2,284,500
	Capital Appreciation, Refunding and Improvement, Series A, AGMC Insured, zero cpn.,
	1/01/26	2,610,000	1,120,395
	Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/37	12,760,000	2,224,323
	Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/39	13,755,000	2,069,852

134 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Knox County Health Educational and Housing Facilities Board Revenue, University Health
System Inc., Refunding, 5.25%, 4/01/36	$23,475,000	$20,872,562
Memphis-Shelby County Airport Authority Airport Revenue, Refunding, Series B, 5.75%,
7/01/23	5,000,000	5,167,200
7/01/24	3,500,000	3,583,405
		59,655,817
Texas 6.1%
Angelina and Neches River Authority Waste Disposal Revenue, Temple-Inland Forest Products,
6.95%, 5/01/23	1,750,000	1,725,833
Austin Convention Enterprises Inc. Convention Center Revenue, first tier, Refunding, Series B,
5.75%, 1/01/34	7,000,000	5,959,870
Bexar County Health Facilities Development Corp. Revenue, Army Retirement Residence,
Refunding, 5.00%,
7/01/27	1,000,000	892,800
7/01/33	1,520,000	1,278,335
Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue,
Obligation Group, St. Joseph Regional, 5.50%, 1/01/38	5,250,000	4,723,687
Brazos River Authority PCR,
Texas Utilities Electric Company Project, Refunding, Series A, 7.70%, 4/01/33	21,740,000	7,747,701
TXU Electric Co. Project, Refunding, Series A, 8.25%, 10/01/30	45,000,000	17,046,900
TXU Electric Co. Project, Refunding, Series C, 7.70%, 3/01/32	6,800,000	2,417,264
TXU Electric Co. Project, Refunding, Series D-1, 8.25%, 5/01/33	17,000,000	6,437,390
TXU Energy Co. LLC Project, Mandatory Put 4/01/13, Refunding, Series A, 6.75%,
4/01/38	6,385,000	4,698,977
TXU Energy Co. LLC Project, Refunding, Series B, 6.30%, 7/01/32	9,000,000	3,065,670
TXU Energy Co. LLC Project, Refunding, Series C, 6.75%, 10/01/38	1,555,000	529,664
Brazos River Harbor Navigation District Brazoria County Environmental Revenue,
Dow Chemical Co. Project, Refunding, Series B-2, 4.95%, 5/15/33	2,500,000	2,309,700
Mandatory Put 6/05/12, Refunding, 6.25%, 5/15/33	5,000,000	5,298,650
Brownsville Utility System Revenue, Refunding and Improvement, Series A, AMBAC Insured,
5.00%, 9/01/31	2,000,000	1,980,020
Capital Area Cultural Education Facilities Finance Corp. Revenue, Roman Catholic Diocese,
Series B, 6.125%, 4/01/45	10,000,000	9,741,500
Central Texas Regional Mobility Authority Revenue,
Capital Appreciation, Refunding, zero cpn., 1/01/35	3,000,000	504,930
Capital Appreciation, Refunding, zero cpn., 1/01/37	2,500,000	360,525
Capital Appreciation, Refunding, zero cpn., 1/01/38	2,405,000	320,947
Capital Appreciation, Refunding, zero cpn., 1/01/39	2,545,000	314,206
senior lien, Refunding, 5.75%, 1/01/25	2,500,000	2,396,300
Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12	805,000	813,436
Dallas-Fort Worth International Airport Revenue,
Joint, Series B, NATL Insured, 6.00%, 11/01/23	4,000,000	4,005,440
Joint, Series C, NATL Insured, 6.25%, 11/01/28	3,250,000	3,251,462
Joint Improvement, Series A, 5.00%, 11/01/42	12,000,000	10,697,040
Joint Improvement, Series A, 5.00%, 11/01/45	50,000,000	44,257,500

Annual Report | 135

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities, Bienvivir Senior
Health, Pre-Refunded,
7.00%, 8/15/12	$225,000	$233,789
7.50%, 8/15/18	2,300,000	2,417,944
7.75%, 8/15/31	3,000,000	3,157,200
Gulf Coast Waste Disposal Authority Waste Disposal Revenue, Valero Energy Corp. Project,
6.65%, 4/01/32	1,500,000	1,501,425
Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann
Healthcare System, Refunding, Series B, 7.25%, 12/01/35	13,500,000	14,653,170
Houston Airport System Revenue, Special Facilities, Continental Airlines, Series E, 6.75%,
7/01/21	24,995,000	24,790,791
7/01/29	2,200,000	2,145,616
Lufkin Health Facilities Development Corp. Health System Revenue, Memorial Health System
of East Texas,
5.50%, 2/15/32	1,000,000	840,220
5.50%, 2/15/37	2,500,000	2,048,925
Refunding, 6.25%, 2/15/37	5,000,000	4,542,850
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
Refunding, Series A, 6.30%, 11/01/29	10,000,000	10,089,500
Matagorda County Navigation District No. 1 Revenue,
Centerpoint Energy Project, Refunding, 5.60%, 3/01/27	12,000,000	12,093,720
Houston Lighting, Refunding, AMBAC Insured, 5.125%, 11/01/28	7,000,000	6,143,690
North Texas Tollway Authority Revenue,
Capital Appreciation, System, first tier, Refunding, Series I, zero cpn. to 1/01/15, 6.50%
thereafter, 1/01/43	25,000,000	18,999,750
System, first tier, Refunding, Series A, 5.625%, 1/01/33	1,000,000	985,700
System, first tier, Refunding, Series A, 6.25%, 1/01/39	12,500,000	12,777,750
System, first tier, Refunding, Series A, 5.75%, 1/01/48	30,000,000	28,632,600
System, first tier, Refunding, Series B, 5.75%, 1/01/40	11,680,000	11,421,638
System, first tier, Refunding, Series K-2, 6.00%, 1/01/38	15,000,000	15,091,500
System, second tier, Refunding, Series F, 5.75%, 1/01/38	20,000,000	19,079,400
Sabine River Authority PCR, TXU Electric Co. Project,
Mandatory Put 11/01/11, Refunding, Series B, 5.75%, 5/01/30	18,645,000	17,619,525
Refunding, Series A, 5.80%, 7/01/22	1,000,000	330,930
Refunding, Series B, 6.15%, 8/01/22	13,115,000	4,470,641
Refunding, Series C, 5.20%, 5/01/28	29,945,000	10,228,913
Sam Rayburn Municipal Power Agency Revenue, Refunding, 6.00%,
10/01/16	8,500,000	8,790,020
10/01/21	1,500,000	1,520,595
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources,
Refunding, 5.00%, 11/15/40	15,225,000	13,970,460
Texas State Municipal Power Agency Revenue, sub. lien, Transmission, Refunding, 5.00%,
9/01/40	15,250,000	14,440,835
Texas State Turnpike Authority Central Turnpike System Revenue, Capital Appreciation, AMBAC
Insured, zero cpn., 8/15/32	51,000,000	11,325,060
Trinity River Authority PCR, TXU Electric Co. Project, Refunding, 6.25%, 5/01/28	445,000	151,634

136 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Texas (continued)
	Tyler Health Facilities Development Corp. Hospital Revenue,
	East Texas Medical Center, Refunding and Improvement, Series A, 5.375%, 11/01/37	$8,000,000	$6,279,040
	Mother Frances Hospital, Series B, 5.00%, 7/01/37	3,400,000	2,651,014
			426,201,592
	Vermont 0.2%
	Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
	Series A, AMBAC Insured, 6.00%, 12/01/23	15,000,000	15,203,700
	Virginia 0.3%
	James City County EDA Residential Care Facility Revenue, first mortgage, Williamsburg
	Landing, Series A, 5.35%, 9/01/26	750,000	651,353
	Peninsula Ports Authority Coal Terminal Revenue, Dominion Terminal Associates, Refunding,
	6.00%, 4/01/33	9,500,000	9,557,760
	Tobacco Settlement FICO Revenue,
Asset	-Backed, Pre-Refunded, 5.50%, 6/01/26	2,500,000	2,743,900
	Capital Appreciation Bonds, second sub., Refunding, Series D, zero cpn., 6/01/47	50,000,000	757,500
	Senior Series B-1, 5.00%, 6/01/47	6,250,000	3,602,125
	Virginia Beach Development Authority Residential Care Facility Mortgage Revenue, Westminster
	Canterbury Project, Refunding,
	5.00%, 11/01/22	1,000,000	891,320
	5.25%, 11/01/26	2,000,000	1,719,440
	5.375%, 11/01/32	1,000,000	797,490
			20,720,888
	Washington 2.0%
	Douglas County PUD No. 1 Wells Hydroelectric Revenue, Refunding, Series B, NATL RE, FGIC
	Insured, 5.00%, 9/01/35	7,685,000	7,536,064
	FYI Properties Lease Revenue, Washington State District Project, 5.50%,
	6/01/34	11,935,000	11,980,950
	6/01/39	16,250,000	16,064,750
	Ocean Shores Local ID Tax Allocation, 7.25%, 2/01/31	20,160,000	20,456,352
	Port of Seattle Revenue, Intermediate Lien, Refunding, Series B, 5.00%, 6/01/40	17,000,000	16,147,960
	Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital, 5.75%,
	12/01/32	2,000,000	1,813,500
	12/01/35	5,355,000	4,743,727
	Snohomish County Public Hospital District No. 3 GO, AMBAC Insured, 5.00%, 12/01/31	10,000,000	8,865,400
	Washington State Health Care Facilities Authority Revenue,
	Central Washington Health Services, 7.00%, 7/01/39	8,500,000	8,686,830
	Fred Hutchinson Cancer Center, Refunding, Series A, 6.00%, 1/01/33	7,500,000	7,286,175
	Kadlec Medical Center, Refunding, Series A, Assured Guaranty, 5.00%, 12/01/30	4,000,000	3,839,680
	Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
	10/01/36	305,000	357,100
	Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37	30,000,000	27,551,400
	Washington State Higher Education Facilities Authority Revenue, Whitworth University Project,
	Refunding, 5.625%, 10/01/40	5,235,000	4,750,396
			140,080,284

Annual Report | 137

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
West Virginia 0.4%
County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy Supply
Co. LLC, Refunding, Series D, 5.50%, 10/15/37	$14,745,000	$12,576,011
Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37	16,250,000	14,325,837
		26,901,848
Wisconsin 1.0%
Central Brown County Water Authority Water System Revenue, Refunding, AMBAC Insured,
5.00%, 12/01/30	11,205,000	11,260,465
Wisconsin Housing and EDA Home Ownership Revenue, Series E, 4.90%, 9/01/37	20,235,000	18,202,799
Wisconsin Public Financial Authority, Adams-Columbia Cooperative, NATL Insured, 5.50%,
12/01/40	6,755,000	6,705,418
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/33	15,000,000	16,108,200
Wisconsin State Health and Educational Facilities Authority Revenue,
Fort Healthcare Inc. Project, 5.75%, 5/01/24	5,000,000	4,847,150
New Castle Place Project, Series A, 7.00%, 12/01/31	2,500,000	1,862,350
Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30	9,530,000	8,618,074
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	4,669,850
		72,274,306
Wyoming 0.3%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Series A,
5.75%, 7/15/39	5,500,000	5,635,245
[d]West Park Hospital District Revenue, West Park Hospital Project, Series A, 7.00%, 6/01/40	5,500,000	5,503,135
Wyoming Municipal Power Agency Power Supply Revenue, Series A,
5.50%, 1/01/28	1,350,000	1,402,772
5.50%, 1/01/33	2,360,000	2,405,501
5.50%, 1/01/38	2,810,000	2,836,807
5.00%, 1/01/42	1,000,000	976,880
5.375%, 1/01/42	2,750,000	2,785,035
		21,545,375
U.S. Territories 4.9%
Guam 1.3%
Guam Government Department of Education COP, John F. Kennedy High School, Series A,
6.625%, 12/01/30	3,980,000	3,874,928
6.875%, 12/01/40	3,000,000	2,873,580
Guam Government GO,
Refunding, Series A, 5.125%, 11/15/27	7,270,000	6,491,310
Refunding, Series A, 5.25%, 11/15/37	37,000,000	30,093,210
Series A, 6.00%, 11/15/19	8,000,000	8,448,320
Series A, 6.75%, 11/15/29	10,000,000	10,543,000
Series A, 7.00%, 11/15/39	15,000,000	15,713,550
Guam Government Waterworks Authority Water and Wastewater System Revenue,
5.625%, 7/01/40	4,000,000	3,620,840
Water, 6.00%, 7/01/25	4,000,000	4,008,640
Water, 5.875%, 7/01/35	8,000,000	7,569,360
		93,236,738

138 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Northern Mariana Islands 0.4%
Northern Mariana Islands Commonwealth GO, Refunding, Series B, 5.00%, 10/01/33	$25,000,000	$18,572,000
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
3/15/28	7,235,000	6,744,829
		25,316,829
Puerto Rico 2.5%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
Refunding,
5.50%, 5/15/39	11,500,000	9,152,850
5.625%, 5/15/43	3,500,000	2,689,260
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	5,200,000	4,833,608
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	7,000,000	6,091,890
Puerto Rico Electric Power Authority Power Revenue, Series XX,
5.75%, 7/01/36	4,510,000	4,307,276
5.25%, 7/01/40	20,500,000	17,903,470
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	1,365,000	1,369,163
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first sub., Series A, zero cpn. to 8/01/16, 6.75% thereafter,
8/01/32	53,000,000	42,896,080
Capital Appreciation, first sub., Series A, zero cpn. to 8/01/19, 6.25% thereafter,
8/01/33	36,500,000	23,954,585
first sub., Series A, 5.50%, 8/01/42	42,000,000	39,212,040
first sub., Series C, 5.50%, 8/01/40	25,000,000	23,379,250
		175,789,472
U.S. Virgin Islands 0.7%
Virgin Islands PFAR,
Matching Fund Loan Note, sub. lien, Series B, 5.25%, 10/01/29	5,750,000	5,689,222
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/24	555,000	550,660
senior lien, Refunding, Series B, 5.00%, 10/01/25	1,500,000	1,478,580
sub. lien, Refunding, Series C, 5.00%, 10/01/19	9,145,000	9,613,224
sub. lien, Refunding, Series C, 5.00%, 10/01/22	10,000,000	10,117,800
Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.625%, 10/01/29	18,380,000	19,028,263
		46,477,749
Total U.S. Territories		340,820,788
Total Municipal Bonds before Short Term Investments
(Cost $7,203,217,741)		6,896,166,407
Short Term Investments 0.3%
Municipal Bonds 0.3%
Missouri 0.1%
[e]Missouri State Health and Educational Facilities Authority Health Facilities Revenue, SSM
Health Care, Series C, Daily VRDN and Put, 0.25%, 6/01/45	3,500,000	3,500,000

Annual Report | 139

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
New Jersey 0.1%
[e]New Jersey EDA Revenue, School Facilities Construction, Series R, Sub Series R-1, Daily
VRDN and Put, 0.19%, 9/01/31	$7,700,000	$7,700,000
Ohio 0.0%†
[e]Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B, Sub
Series B-1, Daily VRDN and Put, 0.18%, 1/01/39	2,800,000	2,800,000
Virginia 0.1%
[e]Virginia Commonwealth University Revenue, General, Series B, AMBAC Insured, Daily VRDN
and Put, 0.22%, 11/01/30	4,700,000	4,700,000
Total Short Term Investments (Cost $18,700,000)		18,700,000
Total Investments (Cost $7,221,917,741) 98.6%		6,914,866,407
Other Assets, less Liabilities 1.4%		97,514,157
Net Assets 100.0%		$7,012,380,564

See Abbreviations on page 206.

†Rounds to less than 0.1% of net assets.
[a]Security has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2011, the aggregate value of these securities was $10,409,195, representing 0.15% of net assets.
[b]The bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
[c]See Note 6 regarding defaulted securities.
[d]Security purchased on a when-issued basis. See Note 1(b).
[e]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

140 | The accompanying notes are an integral part of these financial statements. |	Annual Report

Franklin Tax-Free Trust

Financial Highlights

Franklin Insured Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.88	$11.20	$11.48	$12.32	$12.32
Income from investment operations[b]:
Net investment income[c]	0.51	0.52	0.52	0.52	0.53
Net realized and unrealized gains (losses)	(0.49)	0.68	(0.29)	(0.84)	0.01
Total from investment operations	0.02	1.20	0.23	(0.32)	0.54
Less distributions from:
Net investment income	(0.51)	(0.52)	(0.51)	(0.52)	(0.53)
Net realized gains	—	—	—	(—)[d]	(0.01)
Total distributions	(0.51)	(0.52)	(0.51)	(0.52)	(0.54)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.39	$11.88	$11.20	$11.48	$12.32

Total return[f]	0.13%	10.93%	2.04%	(2.70)%	4.51%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.64%	0.63%
Net investment income	4.30%	4.46%	4.57%	4.28%	4.33%

Supplemental data
Net assets, end of year (000’s)	$2,100,666	$2,134,949	$1,807,929	$1,909,094	$1,821,006
Portfolio turnover rate	17.09%	5.21%	15.12%	15.60%	6.75%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 141

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Insured Tax-Free Income Fund
		Year Ended February 28,
Class B	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.94	$11.26	$11.53	$12.37	$12.37
Income from investment operations[b]:
Net investment income[c]	0.44	0.46	0.46	0.45	0.46
Net realized and unrealized gains (losses)	(0.48)	0.68	(0.28)	(0.83)	0.01
Total from investment operations	(0.04)	1.14	0.18	(0.38)	0.47
Less distributions from:
Net investment income	(0.45)	(0.46)	(0.45)	(0.46)	(0.46)
Net realized gains	—	—	—	(—)[d]	(0.01)
Total distributions	(0.45)	(0.46)	(0.45)	(0.46)	(0.47)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.45	$11.94	$11.26	$11.53	$12.37

Total return[f]	(0.43)%	10.27%	1.56%	(3.22)%	3.93%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.19%	1.18%
Net investment income	3.75%	3.91%	4.02%	3.73%	3.78%

Supplemental data
Net assets, end of year (000’s)	$19,302	$43,086	$56,475	$69,500	$83,644
Portfolio turnover rate	17.09%	5.21%	15.12%	15.60%	6.75%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

142 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Insured Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.01	$11.31	$11.59	$12.43	$12.42
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.47	0.46	0.47
Net realized and unrealized gains (losses)	(0.49)	0.70	(0.30)	(0.84)	0.01
Total from investment operations	(0.04)	1.16	0.17	(0.38)	0.48
Less distributions from:
Net investment income	(0.44)	(0.46)	(0.45)	(0.46)	(0.46)
Net realized gains	—	—	—	(—)[d]	(0.01)
Total distributions	(0.44)	(0.46)	(0.45)	(0.46)	(0.47)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.53	$12.01	$11.31	$11.59	$12.43

Total return[f]	(0.36)%	10.41%	1.46%	(3.21)%	3.99%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.19%	1.17%
Net investment income	3.75%	3.91%	4.02%	3.73%	3.79%

Supplemental data
Net assets, end of year (000’s)	$385,479	$339,444	$196,085	$148,054	$141,913
Portfolio turnover rate	17.09%	5.21%	15.12%	15.60%	6.75%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 143

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Insured Tax-Free Income Fund
	Year Ended February 28,
Advisor Class	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.88	$11.20	$11.86
Income from investment operations[b]:
Net investment income[c]	0.52	0.53	0.36
Net realized and unrealized gains (losses)	(0.49)	0.69	(0.67)
Total from investment operations	0.03	1.22	(0.31)
Less distributions from net investment income	(0.52)	(0.54)	(0.35)
Net asset value, end of year	$11.39	$11.88	$11.20

Total return[d]	0.23%	11.04%	(2.58)%

Ratios to average net assets[e]
Expenses	0.53%	0.53%	0.53%
Net investment income	4.40%	4.56%	4.67%

Supplemental data
Net assets, end of year (000’s)	$21,855	$9,408	$1,417
Portfolio turnover rate	17.09%	5.21%	15.12%

[a]For the period July 1, 2008 (effective date) to February 28, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

144 | The accompanying notes are an integral part of these financial statements.	| Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.8%
Alabama 4.9%
Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
Insured, 5.25%, 8/15/21	$2,490,000	$2,541,568
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
6/01/18	5,000,000	5,001,300
Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35	2,000,000	1,548,280
Birmingham Airport Authority Airport Revenue, AGMC Insured, 5.50%, 7/01/40	20,000,000	19,883,000
Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%,
1/01/39	5,000,000	5,015,550
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy, Refunding, Series A,
Assured Guaranty, 5.00%,
8/01/30	5,250,000	5,344,447
8/01/37	5,000,000	4,794,700
Helena Utilities Board Water and Sewer Revenue, NATL Insured, Pre-Refunded, 5.25%,
4/01/27	3,260,000	3,460,849
4/01/33	4,890,000	5,191,273
Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
10/01/24	5,855,000	5,507,798
10/01/25	6,065,000	5,553,842
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty,
5.125%, 4/01/38	10,865,000	10,856,634
Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
12/01/35	9,100,000	7,898,618
Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36	10,000,000	8,781,200
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, 5.00%,
5/15/35	3,665,000	3,472,734
Pell City GO, wts.,
Refunding, XLCA Insured, 5.00%, 2/01/24	1,020,000	1,041,308
XLCA Insured, 5.00%, 2/01/34	5,195,000	4,577,782
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	8,090,000	7,882,896
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest
Student Housing LLC University of Alabama Ridgecrest Residential Project, Assured
Guaranty, 6.75%, 7/01/38	5,000,000	5,428,750
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
5.00%, 9/01/41	5,000,000	4,380,300
University of Alabama University Revenues, General, University of Alabama at Birmingham,
NATL RE, FGIC Insured, Pre-Refunded, 5.25%, 10/01/27	5,975,000	6,144,869
		124,307,698
Alaska 0.4%
Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, NATL Insured,
6.25%, 7/01/21	5,000	5,016
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center, Assured
Guaranty, 6.00%, 9/01/32	10,000,000	10,792,900
		10,797,916

Annual Report | 145

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona 3.1%
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.25%, 10/01/26	$8,500,000	$8,742,250
Series A, AGMC Insured, 5.25%, 10/01/28	10,000,000	10,144,500
Series A, AGMC Insured, 5.00%, 10/01/29	5,000,000	5,003,250
Series B, AGMC Insured, 5.00%, 10/01/27	8,000,000	8,040,240
Downtown Phoenix Hotel Corp. Revenue,
Senior Series A, FGIC Insured, 5.00%, 7/01/36	15,000,000	11,405,400
sub. bond, Series B, NATL RE, FGIC Insured, 5.00%, 7/01/36	6,450,000	5,430,642
Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A, NATL
Insured, ETM, 7.00%, 12/01/16	300,000	356,124
Pima County Sewer Revenue, System, Assured Guaranty, 5.00%,
7/01/24	10,000,000	10,400,000
7/01/25	7,000,000	7,199,290
Tucson Water Revenue, Series B, AGMC Insured, 5.00%, 7/01/32	12,000,000	12,089,760
		78,811,456
Arkansas 0.3%
Benton Regional Public Water Authority Water Revenue, Refunding and Improvement, XLCA
Insured, 5.00%, 10/01/35	5,230,000	5,001,763
University of Arkansas University Revenues, Various Facility, Fayetteville Campus, AMBAC
Insured, 5.00%, 11/01/36	3,205,000	3,212,628
		8,214,391
California 7.5%
California State GO,
Refunding, AMBAC Insured, 5.00%, 2/01/33	7,000,000	6,570,200
Refunding, NATL Insured, 5.00%, 2/01/31	20,000,000	19,434,200
Refunding, NATL Insured, 5.00%, 10/01/32	1,910,000	1,829,665
Various Purpose, 6.00%, 4/01/38	30,000,000	30,789,300
Various Purpose, Refunding, NATL Insured, 4.75%, 3/01/35	20,855,000	18,368,041
California State Public Works Board Lease Revenue, Various Capital Projects, Series G-1,
5.25%, 10/01/24	5,000,000	5,282,450
California State University Revenue, Systemwide, Series A, AGMC Insured, 5.00%,
11/01/39	10,000,000	8,896,700
Colton Joint USD, GO, Election of 2008, Series A, Assured Guaranty, 5.375%, 8/01/34	10,000,000	9,784,500
East Side UHSD Santa Clara County GO, Election of 2008, Series B, Assured Guaranty,
5.25%, 8/01/35	23,800,000	23,286,158
Los Angeles USD, GO, Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/32	32,565,000	31,688,350
Montebello USD, GO, Election of 2004, Series A-1, Assured Guaranty, 5.25%, 8/01/34	5,000,000	4,973,100
Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
5.50%, 2/01/14	130,000	131,450
Richmond Joint Powers Financing Authority Revenue, Lease, Civic Center Project, Refunding,
Assured Guaranty, 5.75%, 8/01/29	13,315,000	13,900,328
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
NATL Insured, 5.25%, 1/15/30	4,000,000	3,331,240
San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty, 5.00%,
8/01/22	10,000,000	9,854,400

146 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Insured Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	California (continued)
	Val Verde USD, COP, School Construction Project,
	Refunding, Series B, NATL RE, FGIC Insured, 5.00%, 1/01/35	$1,680,000	$1,331,652
	Series B, FGIC Insured, Pre-Refunded, 5.00%, 1/01/35	820,000	924,402
			190,376,136
	Colorado 2.8%
	Colorado Health Facilities Authority Revenue,
	Catholic Health Initiatives, Series C-7, AGMC Insured, 5.00%, 9/01/36	20,000,000	18,872,800
	Health Facility Authority, Hospital, Refunding, Series B, AGMC Insured, 5.25%,
	3/01/36	10,000,000	9,519,200
	Colorado State Board of Governors University Enterprise System Revenue, Series A, NATL RE,
	FGIC Insured, 5.00%, 3/01/37	10,000,000	9,758,400
	Denver City and County Airport Revenue, Series C, NATL Insured, ETM, 6.125%,
	11/15/25	3,590,000	4,349,465
	11/15/25	4,410,000	4,423,274
	Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured,
	5.00%, 12/01/35	15,000,000	11,727,300
	University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
	5.20%, 11/15/17	5,425,000	5,437,586
	5.25%, 11/15/22	7,800,000	7,567,326
			71,655,351
	Connecticut 0.2%
	Connecticut State Health and Educational Facilities Authority Revenue, Child Care Facilities
	Program, Series G, Assured Guaranty, 6.00%, 7/01/38	5,000,000	5,344,300
	District of Columbia 0.8%
	District of Columbia HFA, RMR, Series 1, FGIC Insured, 7.75%, 9/01/16	115,000	115,235
	District of Columbia Hospital Revenue, Children’s Hospital Obligation, Sub Series 1, AGMC
	Insured, 5.45%, 7/15/35	19,790,000	19,166,615
			19,281,850
	Florida 11.6%
	Alachua County School Board COP, AMBAC Insured,
	5.00%, 7/01/20	495,000	501,940
Pre	-Refunded, 5.00%, 7/01/20	505,000	517,862
	Brevard County Local Option Fuel Tax Revenue, NATL RE, FGIC Insured, 5.00%,
	8/01/32	12,440,000	10,936,626
	8/01/37	13,000,000	10,725,910
	Broward County HFAR,
	5.65%, 11/01/22	405,000	405,170
	5.70%, 11/01/29	225,000	224,993
	Broward County School Board COP,
	NATL Insured, 5.00%, 7/01/28	2,000,000	1,965,740
	Series A, AGMC Insured, 5.00%, 7/01/22	2,000,000	2,027,180
	Series A, AGMC Insured, 5.00%, 7/01/26	2,850,000	2,873,484
	Series A, AGMC Insured, 5.00%, 7/01/30	2,000,000	1,925,500
	Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36	2,000,000	1,761,380

Annual Report | 147

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Celebration CDD, Special Assessment, Series B, NATL Insured, 5.50%, 5/01/19	$180,000	$180,580
Clearwater Water and Sewer Revenue, NATL RE, FGIC Insured, 5.00%,
12/01/28	11,050,000	11,190,888
12/01/32	13,665,000	13,691,100
Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida
Obligated Group, AGMC Insured, Pre-Refunded, 5.00%, 8/15/29	1,000,000	1,129,490
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, 5.75%, 9/01/29	1,890,000	1,890,000
Destin Capital Improvement Revenue, NATL Insured, 5.00%, 8/01/27	1,315,000	1,266,463
Escambia County Utilities Authority Utility System Revenue,
NATL RE, FGIC Insured, 5.00%, 1/01/31	1,775,000	1,746,369
Refunding, Series B, NATL RE, FGIC Insured, 5.00%, 1/01/22	2,000,000	2,020,420
Florida Gulf Coast University Financing Corp. Capital Improvement Revenue, Housing Project,
Series A, NATL Insured, 5.00%, 2/01/37	10,000,000	9,151,100
Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36	1,600,000	1,494,784
Florida HFC Revenue,
Housing, Logan’s Pointe Apartments, Series F-1, AGMC Insured, 5.90%, 12/01/19	1,190,000	1,198,401
Marina Bay Apartments, Series S, AGMC Insured, 5.85%, 2/01/41	1,070,000	1,069,968
Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
5.00%, 8/01/32	3,570,000	3,433,697
Florida State Board of Education Capital Outlay GO, Public Education,
Refunding, Series E, NATL RE, FGIC Insured, 5.00%, 6/01/24	5,000,000	5,084,700
Series B, NATL RE, FGIC Insured, 5.00%, 6/01/23	5,395,000	5,583,609
Florida State Board of Education GO,
Series C, NATL Insured, 5.00%, 6/01/27	4,245,000	4,339,324
Series F, NATL Insured, 5.00%, 6/01/28	2,000,000	2,037,240
Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured, 5.00%,
8/01/25	2,000,000	2,043,900
Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
Series A, NATL Insured, 5.00%, 7/01/21	3,000,000	3,119,430
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, NATL RE,
FGIC Insured, 5.25%, 10/01/28	2,500,000	2,501,225
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/30	1,150,000	1,128,955
Hillsborough County School Board COP, Master Lease Program, Refunding, Series A, NATL
Insured, 5.00%, 7/01/26	1,670,000	1,680,204
Indian Trail Water Control District Improvement Revenue, NATL Insured, 5.75%, 8/01/16	960,000	963,523
Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured, 5.00%,
10/01/25	4,000,000	4,050,680
Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, NATL RE, FGIC
Insured, 5.00%, 10/01/32	1,000,000	986,970
Jacksonville Sales Tax Revenue,
AMBAC Insured, 5.00%, 10/01/30	5,000,000	5,018,450
Better Jacksonville, NATL Insured, 5.00%, 10/01/30	1,500,000	1,505,685
Jacksonville Transportation Revenue, NATL Insured,
5.00%, 10/01/26	2,000,000	2,011,700
5.25%, 10/01/29	11,000,000	11,197,120
Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30	2,080,000	1,983,405
Lee County Airport Revenue, Refunding, AGMC Insured, 5.00%, 10/01/33	3,530,000	3,310,822

148 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Insured Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Florida (continued)
	Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%,
	4/01/32	$1,460,000	$1,260,316
	4/01/37	11,000,000	9,186,540
	Leon County COP, AMBAC Insured, 5.00%, 7/01/25	8,935,000	8,963,413
	Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34	2,595,000	2,511,519
	Marion County Utility System Revenue, NATL RE, FGIC Insured, 5.00%, 12/01/31	1,500,000	1,494,135
	Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	3,000,000	3,000,000
	Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
	Refunding, Series A, CIFG Insured, 5.00%, 10/01/38	1,625,000	1,335,490
	Series B, NATL RE, FGIC Insured, 5.75%, 10/01/29	2,500,000	2,520,450
	Series B, NATL RE, FGIC Insured, 5.00%, 10/01/30	3,500,000	3,294,550
	Miami-Dade County GO, Building Better Communities Program, NATL RE, FGIC Insured,
	5.00%, 7/01/33	2,000,000	2,013,780
	Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL Insured,
	5.00%, 6/01/31	1,650,000	1,466,504
Miami	-Dade County School Board COP, Series A, NATL RE, FGIC Insured, 5.00%,
	5/01/25	5,000,000	4,934,800
	5/01/27	10,775,000	10,380,958
Opa	-Locka Capital Improvement Revenue, NATL RE, FGIC Insured, 6.125%, 1/01/24	1,000,000	1,003,390
	Orange County Health Facilities Authority Revenue, Hospital, Orlando Regional Healthcare
	System, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	7,000,000	6,774,110
	Orange County School Board COP, Series A, NATL Insured, 5.00%, 8/01/27	10,000,000	10,104,000
	Orlando-Orange County Expressway Authority Revenue,
	junior lien, NATL RE, FGIC Insured, 6.50%, 7/01/12	225,000	239,697
	Series B, AMBAC Insured, 5.00%, 7/01/35	20,000,000	18,844,800
	Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, 5.70%, 12/01/17	480,000	480,288
	Osceola County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 5.25%,
	6/01/27	13,000,000	13,892,450
	Osceola County Tourist Development Tax Revenue, NATL RE, FGIC Insured, 5.00%,
	10/01/32	3,000,000	2,960,910
	Palm Beach County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 5.125%,
	8/01/24	2,000,000	2,059,420
	Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32	2,000,000	1,923,880
	Pasco County Guaranteed Entitlement Revenue, Refunding, AGMC Insured, 5.00%,
	12/01/33	2,185,000	2,126,923
	Pembroke Pines Public Improvement Revenue,
	Series A, AMBAC Insured, 5.00%, 10/01/29	2,000,000	1,961,960
	Series B, AMBAC Insured, 5.00%, 10/01/34	2,000,000	1,919,680
	Pinellas County Health Facilities Authority Revenue, Baycare Health System, AGMC Insured,
	5.00%, 11/15/30	4,000,000	4,004,080
	Pinellas County Sewer Revenue, AGMC Insured, 5.00%, 10/01/32	3,000,000	3,004,920
	Polk County Public Facilities Revenue, NATL Insured, 5.00%, 12/01/33	2,000,000	1,915,980
	Polk County Utility System Revenue, Series A, NATL RE, FGIC Insured, 5.00%,
	10/01/30	1,000,000	1,005,160
	10/01/34	2,000,000	1,930,120
	Port Orange GO, NATL Insured, 5.00%, 4/01/33	1,755,000	1,769,005
	Port St. Lucie Utility Revenue, NATL Insured, 5.00%, 9/01/34	8,420,000	8,468,163

Annual Report | 149

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
St. Lucie West Services District Utility Revenue, senior lien, NATL Insured, 6.125%,
10/01/32	$2,240,000	$2,278,349
Sumter County School District Revenue, Multi-District Loan Program, AGMC Insured, ETM,
7.15%, 11/01/15	245,000	297,952
Sunrise Utilities System Revenue,
AMBAC Insured, ETM, 5.20%, 10/01/22	860,000	979,127
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,140,000	1,247,342
Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29	2,000,000	2,062,640
Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30	1,000,000	1,001,350
University of Central Florida Athletics Assn. Inc. COP, Series A, NATL RE, FGIC Insured, 5.00%,
10/01/27	1,000,000	886,220
10/01/30	1,485,000	1,270,967
Volusia County Educational Facility Authority Revenue, Educational Facilities, Embry-Riddle
Aeronautical University Project, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19	3,500,000	3,500,665
		294,151,990
Georgia 5.2%
Albany Dougherty Payroll Development Authority Revenue, Darton College Project, Assured
Guaranty, 5.75%, 6/15/41	5,550,000	5,561,322
Athens Housing Authority Student Housing Lease Revenue, University of Georgia,
AMBAC Insured, Pre-Refunded, 5.00%, 12/01/33	435,000	465,715
Refunding, AMBAC Insured, 5.00%, 12/01/33	5,565,000	5,218,245
Atlanta Airport Revenue, General, Series A, AGMC Insured, 5.00%, 1/01/40	9,215,000	8,756,001
Atlanta Water and Wastewater Revenue,
AGMC Insured, 5.00%, 11/01/37	15,000,000	14,136,000
Refunding, Series B, AGMC Insured, 5.375%, 11/01/39	23,000,000	22,815,310
Series A, NATL RE, FGIC Insured, 5.00%, 11/01/29	4,750,000	4,664,880
Brunswick Water and Sewer Revenue, Refunding and Improvement, NATL Insured, 6.10%,
10/01/14	1,535,000	1,719,707
Bulloch County Development Authority Revenue, Assured Guaranty, 5.25%, 7/01/33	14,825,000	14,994,598
Cherokee County Water and Sewer Authority Revenue, NATL Insured, 6.90%, 8/01/18	15,000	15,061
Columbus Building Authority Lease Revenue, Series A, NATL RE, FGIC Insured, 5.00%,
1/01/31	3,500,000	3,568,075
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%, 9/01/37	6,450,000	6,485,346
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
5.00%, 2/01/30	11,360,000	9,118,899
Fulton County Development Authority Revenue, Georgia Institute of Technology Athletic Assn.,
Refunding, AMBAC Insured, 5.125%, 10/01/32	9,000,000	8,414,640
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation III
LLC Project, Series A, Assured Guaranty, 5.00%, 6/15/38	9,250,000	8,749,390
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
Healthcare System, Refunding, AGMC Insured, 5.00%, 8/01/41	7,500,000	6,741,825
Savannah EDA Revenue, SSU Community Development LLC Project, Series I, Assured
Guaranty, 5.75%, 6/15/41	10,000,000	10,135,400
		131,560,414

150 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Hawaii 0.1%
Hawaii County GO, Refunding and Improvement, Series A, NATL RE, FGIC Insured, 5.60%,
5/01/12	$1,000,000	$1,056,310
5/01/13	1,000,000	1,097,860
		2,154,170
Illinois 5.9%
Chicago Board of Education GO, Refunding, Series C, Assured Guaranty, 5.25%, 12/01/26	12,575,000	12,573,994
Chicago GO, Refunding, Series A, AGMC Insured, 5.00%,
1/01/28	29,885,000	28,390,152
1/01/29	13,345,000	12,609,157
1/01/30	6,200,000	5,865,758
Chicago O’Hare International Airport Revenue,
AGMC Insured, 5.25%, 1/01/35	26,635,000	25,651,902
Refunding, Series A, AGMC Insured, 5.00%, 1/01/28	24,915,000	24,304,333
Illinois Finance Authority Revenue,
Edward Hospital, Series A, AMBAC Insured, 5.50%, 2/01/40	4,000,000	3,625,440
Southern Illinois HealthCare, AGMC Insured, 5.375%, 3/01/35	8,500,000	8,184,140
Illinois Health Facilities Authority Revenue, Northwestern Medical Facility Foundation,
Refunding, NATL Insured, 5.125%, 11/15/28	5,000,000	4,307,750
Illinois State GO, Refunding, AGMC Insured, 5.00%, 1/01/23	10,000,000	9,867,600
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20	290,000	344,097
Saline Valley Conservancy District Waterworks Revenue, Saline Valley Conservancy District,
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/41	7,000,000	6,527,990
St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source,
Refunding, AMBAC Insured, 5.125%, 1/01/28	7,135,000	6,858,305
		149,110,618
Indiana 0.5%
Indiana Health and Educational Facilities Finance Authority Revenue, St. Francis, Series E,
AGMC Insured, 5.25%, 5/15/41	3,750,000	3,472,350
Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
Assured Guaranty, 5.50%, 1/01/38	8,650,000	8,864,780
		12,337,130
Kansas 0.6%
Overland Park Development Corp. Revenue, second tier, Overland Park Convention Center Hotel,
Refunding, Series B, AMBAC Insured, 5.125%, 1/01/32	20,000,000	16,105,600
Kentucky 1.7%
Kentucky Economic Development Finance Authority Health System Revenue, Norton
Healthcare Inc.,
Refunding, Series C, NATL Insured, 6.05%, 10/01/20	8,505,000	8,974,476
Series C, NATL Insured, Pre-Refunded, 6.05%, 10/01/20	4,255,000	4,846,615
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/26	12,195,000	13,921,568
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A,
NATL Insured, 5.00%, 9/01/37	10,000,000	9,280,300
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
Series A, NATL Insured, 5.50%, 5/15/34	5,000,000	5,090,500
		42,113,459

Annual Report | 151

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Insured Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Louisiana 2.8%
	Lafayette Public Trust Financing Authority Revenue, Ragin’ Cajun Facilities, Housing and
	Package Project, Assured Guaranty,
	5.00%, 10/01/25	$5,500,000	$5,634,420
	5.50%, 10/01/41	15,000,000	14,694,900
	Louisiana Local Government Environmental Facilities and CDA Revenue,
	LCTCS Facilities Corp. Project, Series B, Assured Guaranty, 5.00%, 10/01/26	2,750,000	2,782,395
	Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31	5,480,000	4,888,050
	Louisiana Local Government Environmental Facilities and CDR, Southeastern Louisiana
	University, Series A, AGMC Insured, 5.00%, 10/01/40	8,545,000	8,030,591
	Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series C-2, Assured
	Guaranty, 6.75%, 6/01/26	21,000,000	24,129,420
	Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27	10,000,000	10,142,700
			70,302,476
	Maine 1.0%
	Maine Educational Loan Authority Student Loan Revenue, A, Series A-3, Assured Guaranty,
	5.875%, 12/01/39	17,285,000	17,457,331
	Maine State Health and Higher Educational Facilities Authority Revenue, Series C, AGMC
	Insured, 6.20%, 7/01/25	100,000	100,209
	Portland Airport Revenue, General, AGMC Insured,
	5.25%, 1/01/35	3,000,000	3,003,960
	5.00%, 1/01/40	6,000,000	5,743,680
			26,305,180
	Maryland 1.1%
	Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
	9/01/32	10,000,000	8,126,900
	Baltimore Project Revenue, Water Projects, Refunding, Series A, NATL RE, FGIC Insured,
	5.125%, 7/01/42	11,000,000	11,018,040
	Maryland State Health and Higher Educational Facilities Authority Revenue,
	LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34	9,000,000	8,722,260
	University of Maryland Medical System, Series B, NATL RE, FGIC Insured, 7.00%,
	7/01/22	200,000	229,786
			28,096,986
	Massachusetts 3.1%
	Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic Institute,
	NATL Insured, 5.00%, 9/01/47	25,050,000	23,234,877
	Massachusetts State GO, Consolidated Loan, Series D, NATL Insured,
	ETM, 5.00%, 8/01/27	3,535,000	3,752,685
Pre	-Refunded, 5.00%, 8/01/27	855,000	907,651
	Massachusetts State Health and Educational Facilities Authority Revenue,
	CareGroup Issue, Refunding, Series A, NATL Insured, 5.00%, 7/01/25	3,880,000	3,659,694
	CareGroup Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25	750,000	835,065
	Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28	4,415,000	3,901,403
	Emmanuel College, NATL Insured, 5.00%, 7/01/37	21,685,000	18,277,853
	Harvard Pilgrim Health, Series A, AGMC Insured, 5.00%, 7/01/18	3,000,000	3,000,660
	Simmons College, Series C, NATL Insured, 5.125%, 10/01/28	4,260,000	3,981,098

152 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Water Resources Authority Revenue, Refunding, Series J, AGMC Insured,
5.00%, 8/01/32	$16,250,000	$16,326,212
		77,877,198
Michigan 9.2%
Birmingham City School District GO, School Building and Site, AGMC Insured, 5.00%,
11/01/33	8,135,000	8,191,213
Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32	8,650,000	8,362,820
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC
Insured, Pre-Refunded, 5.125%, 5/01/31	6,500,000	6,848,335
Detroit Public Improvements GO, Series A-1, NATL Insured, 5.00%, 4/01/21	12,390,000	10,659,241
Detroit Sewer Disposal System Revenue,
second lien, Series B, NATL Insured, 5.00%, 7/01/36	15,000,000	13,217,400
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/32	2,905,000	2,640,935
senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31	6,000,000	6,093,360
senior lien, Series B, AGMC Insured, 7.50%, 7/01/33	6,000,000	7,033,260
Detroit Water Supply System Revenue,
second lien, Series B, AGMC Insured, 7.00%, 7/01/36	5,000,000	5,601,600
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	7,040,000	6,342,054
senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33	10,185,000	10,340,729
senior lien, Series A, NATL Insured, 5.00%, 7/01/34	10,150,000	9,214,373
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Refunding,
Series C, Assured Guaranty, 5.00%, 6/01/26	15,000,000	15,198,450
Michigan Municipal Bond Authority Revenue, Clean Water State Revolving Fund, NATL Insured,
5.00%, 10/01/23	5,095,000	5,191,194
Michigan State Building Authority Revenue, Refunding, Series IA,
AGMC Insured, 5.00%, 10/15/36	28,895,000	27,510,641
NATL RE, FGIC Insured, 5.00%, 10/15/36	10,000,000	9,209,500
Michigan State Hospital Finance Authority Revenue,
Hospital, Botsford Obligated Group, Refunding, Series A, NATL Insured, 5.25%, 2/15/22	2,000,000	1,917,940
Oakwood Obligated Group, Refunding, Series A, AGMC Insured, 5.00%, 8/15/31	10,000,000	9,688,500
Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	13,000,000	11,230,830
St. John’s Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13	1,615,000	1,651,935
Trinity Health Credit Group, Series A, 6.50%, 12/01/33	25,000,000	26,315,250
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution Control
Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21	250,000	290,082
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32	10,000,000	9,684,000
Michigan State Trunk Line Revenue, Series A, AGMC Insured, Pre-Refunded, 5.25%,
11/01/30	15,000,000	15,482,850
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
Series M, NATL Insured, 5.25%, 11/15/31	4,000,000	3,537,320
		231,453,812
Minnesota 0.6%
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, sub. bond,
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/35	15,000,000	14,142,450

Annual Report | 153

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota Agricultural and Economic Development Board Revenue, Health Care System,
Refunding, Series A, NATL Insured, 5.75%, 11/15/26	$180,000	$180,045
Minnesota State HFAR, Rental Housing, Refunding, Series D, NATL Insured, 6.00%,
2/01/22	175,000	175,096
		14,497,591
Mississippi 0.4%
Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
Series A, FGIC Insured, ETM, 8.50%, 2/01/13	200,000	220,160
Mississippi Development Bank Special Obligation Revenue, Municipal Energy Agency, Series A,
XLCA Insured, 5.00%, 3/01/36	10,915,000	9,678,221
		9,898,381
Missouri 0.8%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax
Revenue, Metrolink Cross County Extension, Assured Guaranty, 5.00%, 10/01/39	6,000,000	5,901,120
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, St. Luke’s
Health System, Series B, AGMC Insured, 5.50%, 11/15/35	15,000,000	15,054,750
		20,955,870
Nebraska 0.1%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, NATL
Insured, ETM, 6.70%, 6/01/22	2,500,000	3,061,925
Nevada 1.1%
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17	250,000	296,345
Clark County Passenger Facility Charge Revenue, Las Vegas, McCarran International Airport,
Series A,
AGMC Insured, 5.25%, 7/01/42	5,000,000	4,638,400
Assured Guaranty, 5.25%, 7/01/39	20,000,000	18,794,000
Reno Hospital Revenue, Washoe Medical Center, Refunding, Series C, AGMC Insured, 5.375%,
6/01/39	5,000,000	4,564,100
		28,292,845
New Hampshire 0.2%
Manchester General Airport Revenue, General, Refunding, Series A, AGMC Insured, 5.125%,
1/01/30	6,000,000	5,995,980
New Jersey 2.1%
Essex County Improvement Authority Revenue, Garden State Cancer Center Project, AMBAC
Insured, 6.00%, 12/01/20	2,100,000	2,106,447
Middlesex County COP, NATL Insured, 5.30%, 6/15/29	3,575,000	3,578,003
New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, NATL Insured,
5.00%, 9/01/34	1,500,000	1,473,540
New Jersey EDA Revenue,
Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/29	3,450,000	3,478,152
Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/34	21,250,000	19,967,350
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	4,000,000	4,002,160

154 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series A,
6.00%, 12/15/38	$9,620,000	$10,214,035
Pre-Refunded, 6.00%, 12/15/38	5,380,000	6,717,038
New Jersey State Turnpike Authority Turnpike Revenue,
Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16	50,000	55,876
Series C, AMBAC Insured, ETM, 6.50%, 1/01/16	20,000	22,494
Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16	230,000	258,676
		51,873,771
New York 3.5%
MTA Revenue,
Series B, NATL Insured, 5.00%, 11/15/28	20,000,000	19,721,200
Transportation, Series A, AGMC Insured, 5.00%, 11/15/33	20,000,000	19,314,000
MTA Service Contract Revenue, Series B, NATL Insured, 5.00%, 1/01/31	7,000,000	7,003,080
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Series A, NATL RE, FGIC Insured, 5.125%, 8/01/33	14,590,000	14,725,833
Refunding, Series B, NATL Insured, 5.00%, 8/01/32	2,230,000	2,244,473
New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement,
Series B, NATL Insured, Pre-Refunded, 5.25%, 8/15/31	5,935,000	6,066,994
New York State Dormitory Authority Revenues,
State Supported Debt, Mental Health Services Facilities Improvement, Series B, NATL
Insured, 5.25%, 8/15/31	5,530,000	5,557,595
State Supported Debt, Mental Health Services Facilities Improvement, Series B, NATL
Insured, Pre-Refunded, 5.25%, 8/15/31	3,535,000	3,613,618
Vassar Brothers Hospital, AGMC Insured, 5.375%, 7/01/25	4,000,000	4,011,840
Triborough Bridge and Tunnel Authority Revenues, Refunding, NATL Insured, 5.00%,
11/15/32	5,000,000	5,006,900
		87,265,533
North Carolina 0.7%
Raleigh Combined Enterprise System Revenue, 5.00%, 3/01/40	7,915,000	7,983,148
Raleigh-Durham Airport Authority Airport Revenue, Series A, NATL RE, FGIC Insured,
Pre-Refunded, 5.00%,
11/01/25	5,000,000	5,087,800
11/01/31	4,000,000	4,070,240
		17,141,188
North Dakota 1.1%
Cass County Health Facilities Revenue, Health Care, Essentia Obligation, Series D, Assured
Guaranty, 5.00%, 2/15/40	31,970,000	28,698,510
Ohio 2.6%
Akron Income Tax Revenue, Community Learning Centers, Series A, NATL RE, FGIC Insured,
5.00%, 12/01/33	5,000,000	5,005,950
Cleveland Airport System Revenue, Series A, AGMC Insured, 5.00%, 1/01/31	13,780,000	13,341,107
Jefferson Area Local School District GO, School Facilities Construction and Improvement,
NATL RE, FGIC Insured, 5.00%, 12/01/31	4,085,000	4,092,434

Annual Report | 155

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group, Refunding, AMBAC
Insured, 5.375%, 11/15/29	$5,000,000	$4,864,550
Ohio State Higher Educational Facility Commission Revenue, Summa Health System, 2010
Project, Refunding, Assured Guaranty, 5.25%, 11/15/40	15,000,000	14,078,250
Olentangy Local School District GO, School Facilities Construction and Improvement, Series A,
FGIC Insured, Pre-Refunded, 5.25%, 12/01/32	11,450,000	12,917,203
Reynoldsburg City School District GO, School Facilities Construction and Improvement, AGMC
Insured, 5.00%, 12/01/31	4,000,000	4,044,600
Springfield City School District GO, FGIC Insured, Pre-Refunded, 5.20%, 12/01/23	3,860,000	4,072,416
Toledo City School District GO, School Facilities Improvement, Series B, NATL RE, FGIC
Insured, 5.00%, 12/01/32	4,000,000	4,033,360
		66,449,870
Oklahoma 0.0%†
McGee Creek Authority Water Revenue, NATL Insured, 6.00%, 1/01/23	300,000	323,790
Oregon 0.5%
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, Assured
Guaranty, 5.00%, 8/15/40	4,935,000	4,516,660
Oregon Health and Science University Revenue,
Refunding, Series B, NATL Insured, 5.25%, 7/01/15	460,000	461,270
Series A, NATL Insured, 5.00%, 7/01/32	8,000,000	7,685,120
		12,663,050
Pennsylvania 4.0%
Allegheny County Sanitary Authority Sewer Revenue, AGMC Insured, 5.00%,
6/01/25	3,540,000	3,669,670
6/01/26	5,930,000	6,118,870
Centre County Hospital Authority Revenue, Hospital, Mount Nittany Medical Center Project,
Assured Guaranty,
5.875%, 11/15/29	1,000,000	1,019,330
6.125%, 11/15/39	3,000,000	3,033,720
6.25%, 11/15/44	2,500,000	2,530,100
Delaware River Port Authority Revenue, Series E, AGMC Insured, 5.00%, 1/01/40	15,000,000	14,930,850
Lackawanna County GO, Series B, AGMC Insured, 5.00%,
9/01/30	8,100,000	7,932,087
9/01/35	7,500,000	7,095,075
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
9/01/19	500,000	603,270
Pennsylvania State Public School Building Authority Lease Revenue, School District of
Philadelphia Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	6,000,000	5,895,600
Pennsylvania State Turnpike Commission Turnpike Revenue,
Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38	10,000,000	10,582,800
sub. bond, Series A, Assured Guaranty, 5.00%, 6/01/39	10,000,000	9,327,100
Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, AGMC Insured,
5.00%, 8/01/32	4,000,000	3,912,400
Philadelphia Water and Wastewater Revenue,
Series A, FGIC Insured, Pre-Refunded, 5.25%, 11/01/24	2,000,000	2,156,600
Series C, AGMC Insured, 5.00%, 8/01/40	7,000,000	6,678,490

156 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14	$50,000	$55,955
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial, Refunding,
Series B, Assured Guaranty, 5.375%, 7/01/35	15,000,000	14,229,150
		99,771,067
Rhode Island 1.4%
Rhode Island State Clean Water Finance Agency Revenue, Cranston Wastewater Treatment
System, NATL Insured, 5.80%, 9/01/22	7,785,000	7,784,377
Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island Airport Corp. Project,
CIFG Insured, 5.00%, 7/01/31	5,730,000	5,247,591
Rhode Island State Health and Educational Building Corp. Higher Education Facility Revenue,
University of Rhode Island, Auxiliary Enterprise, Series B, AGMC Insured, 5.00%,
9/15/30	7,535,000	7,557,530
9/15/35	4,500,000	4,262,625
9/15/40	10,270,000	9,566,608
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
Lifespan Obligated Group, Refunding, NATL Insured, 5.75%, 5/15/23	100,000	100,013
		34,518,744
South Carolina 2.1%
Piedmont Municipal Power Agency Electric Revenue, Refunding, NATL RE, FGIC Insured,
6.25%, 1/01/21	200,000	229,250
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
Series A, AGMC Insured, ETM, 7.125%, 7/01/17	1,735,000	2,028,232
Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County Project,
AGMC Insured, 5.00%, 12/01/31	17,800,000	17,707,618
South Carolina Jobs EDA Hospital Facilities Revenue, Palmetto Health, Refunding, Series A,
AGMC Insured, 5.00%, 8/01/35	20,000,000	18,588,400
South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co. Project,
Series A, AMBAC Insured, 5.20%, 11/01/27	5,000,000	5,071,900
Spartanburg Waterworks Revenue, System, Assured Guaranty, 5.00%, 6/01/39	6,000,000	6,027,720
Woodruff Roebuck Water District Water System Revenue, Improvement, Refunding, AGMC
Insured, 5.00%, 6/01/40	3,000,000	2,981,520
		52,634,640
South Dakota 0.3%
Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18	5,000,000	4,943,000
South Dakota Lease Revenue, Series A, AGMC Insured, 6.75%, 12/15/16	1,920,000	2,139,456
		7,082,456
Tennessee 0.5%
Johnson City Health and Educational Facilities Board Hospital Revenue,
Medical Center Hospital, Refunding and Improvement, NATL Insured, ETM, 5.25%,
7/01/28	8,500,000	8,510,030
Series A, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	2,780,000	2,785,671
		11,295,701

Annual Report | 157

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Texas 6.0%
Austin Water and Wastewater System Revenue,
AGMC Insured, Pre-Refunded, 5.125%, 5/15/27	$9,800,000	$9,894,374
AGMC Insured, Pre-Refunded, 5.25%, 5/15/31	4,930,000	4,978,708
Refunding, AGMC Insured, 5.125%, 5/15/27	1,325,000	1,328,352
Refunding, AGMC Insured, 5.25%, 5/15/31	70,000	70,078
Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
6.30%, 1/01/17	7,255,000	8,095,782
Dallas-Fort Worth International Airport Revenue,
Joint, Series A, NATL RE, FGIC Insured, 6.00%, 11/01/21	2,210,000	2,214,354
Refunding and Improvement, Joint, Series A, NATL RE, FGIC Insured, 5.625%,
11/01/21	12,000,000	12,166,920
Greenville Electric Utility System Revenue, Greenville, AGMC Insured, 5.00%, 2/15/40	5,825,000	5,659,978
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured,
5.25%, 2/15/37	10,250,000	9,405,605
Harris County Houston Sports Authority Revenue, senior lien, Series G, NATL Insured, 5.25%,
11/15/30	21,325,000	19,014,436
Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%, 8/01/29	1,000,000	1,000,270
Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
Refunding,
Series A, NATL Insured, 5.25%, 11/01/29	3,185,000	2,721,073
Series B, NATL Insured, 5.15%, 11/01/29	2,750,000	2,483,745
North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%,
12/15/34	20,000,000	20,378,800
North Harris County Regional Water Authority Revenue, senior lien, NATL RE, FGIC Insured,
5.00%, 12/15/33	10,000,000	9,878,700
Palestine ISD, GO, School Building, Assured Guaranty, 5.50%, 2/15/39	12,530,000	12,829,217
Pflugerville GO, NATL RE, FGIC Insured, Pre-Refunded,
5.25%, 8/01/27	3,320,000	3,540,979
5.20%, 8/01/32	3,000,000	3,197,580
Port Neches-Groves ISD, GO, School Building, Assured Guaranty, 5.00%, 2/15/34	11,375,000	11,328,590
San Antonio Airport System Revenue, Improvement Sub Lien Passenger Facility Charge,
Refunding, AGMC Insured, 5.375%, 7/01/40	5,000,000	4,988,600
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
Health System, NATL Insured, ETM, 6.00%, 9/01/24	3,250,000	3,941,113
United ISD, GO, PSF Guarantee, 5.125%, 8/15/26	3,000,000	3,052,530
		152,169,784
Utah 0.0%†
Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15	30,000	36,573
Virginia 0.7%
Chesterfield County EDA Revenue, Bon Secours Health, Series C-2, Assured Guaranty, 5.00%,
11/01/42	8,000,000	7,413,920
Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement, Series B,
AGMC Insured, 5.00%, 4/01/35	5,000,000	5,001,200
Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%, 5/15/28	3,510,000	3,573,566

158 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University Project,
NATL Insured,
5.00%, 10/01/18	$1,000,000	$1,002,060
5.25%, 10/01/28	1,420,000	1,348,063
		18,338,809
Washington 2.1%
King County Sewer Revenue, Refunding,
Second Series, AGMC Insured, 5.00%, 1/01/36	5,000,000	4,992,600
Series A, NATL RE, FGIC Insured, 5.00%, 1/01/35	6,420,000	6,422,375
Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
6.65%, 1/01/16	4,250,000	4,933,528
Washington State Health Care Facilities Authority Revenue,
MultiCare Health System, Series B, Assured Guaranty, 6.00%, 8/15/39	1,500,000	1,547,025
Providence Health and Services, Refunding, Series D, AGMC Insured, 5.25%, 10/01/33	18,000,000	18,050,760
Series B, NATL Insured, 5.00%, 2/15/27	5,895,000	5,233,640
Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28	13,000,000	12,598,690
		53,778,618
West Virginia 0.5%
Shepherd University Board of Governors Revenue, Residence Facilities Projects, NATL Insured,
5.00%, 6/01/35	7,445,000	7,200,730
West Virginia State Water Development Authority Water Development Revenue, Loan Program II,
Refunding, Series C-II, NATL RE, FGIC Insured, 5.00%, 11/01/36	5,000,000	4,703,800
		11,904,530
Wisconsin 1.8%
Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, NATL
RE, FGIC Insured, 6.90%, 8/01/21	3,000,000	3,682,980
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/36	20,000,000	21,215,200
Wisconsin State Health and Educational Facilities Authority Revenue, Aurora Medical Group
Incorporate Project, AGMC Insured, 5.75%, 11/15/25	20,950,000	20,971,788
		45,869,968
U.S. Territories 2.9%
Puerto Rico 2.0%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
Assured Guaranty, 5.125%, 7/01/47	10,000,000	9,192,800
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
Refunding, Series CC, AGMC Insured, 5.25%,
7/01/32	5,000,000	4,819,450
7/01/36	8,870,000	8,294,337
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, Assured Guaranty, 5.00%, 8/01/40	10,000,000	9,261,000
Series C, AGMC Insured, 5.125%, 8/01/42	20,000,000	18,574,000
		50,141,587

Annual Report | 159

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 0.9%
Virgin Islands PFAR, Matching Fund Loan Note, senior lien, AGMC Insured, 5.00%,
10/01/29	$23,000,000	$22,455,360
Total U.S. Territories		72,596,947
Total Municipal Bonds before Short Term Investments
(Cost $2,572,968,648)		2,497,474,272
Short Term Investments 0.2%
Municipal Bonds 0.2%
California 0.1%
[a]Los Angeles Department of Water and Power Revenue, Refunding, Series B, Sub-Series B-3,
Daily VRDN and Put, 0.23%, 7/01/34	3,100,000	3,100,000
Florida 0.0%†
[a]Florida State Municipal Power Agency Revenue, All Requirements Power Supply Project,
Refunding, Series C, Daily VRDN and Put, 0.26%, 10/01/35	400,000	400,000
Ohio 0.1%
[a]Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
Sub Series B-1, Daily VRDN and Put, 0.18%, 1/01/39	2,120,000	2,120,000
Total Short Term Investments (Cost $5,620,000)		5,620,000
Total Investments (Cost $2,578,588,648) 99.0%		2,503,094,272
Other Assets, less Liabilities 1.0%		24,207,497
Net Assets 100.0%		$2,527,301,769

See Abbreviations on page 206.

†Rounds to less than 0.1% of net assets.
[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

160 | The accompanying notes are an integral part of these financial statements. |	Annual Report

Franklin Tax-Free Trust

Financial Highlights

Franklin Massachusetts Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.60	$10.94	$11.20	$11.96	$11.92
Income from investment operations[b]:
Net investment income[c]	0.47	0.49	0.49	0.49	0.49
Net realized and unrealized gains (losses)	(0.46)	0.66	(0.27)	(0.76)	0.04
Total from investment operations	0.01	1.15	0.22	(0.27)	0.53
Less distributions from:
Net investment income	(0.48)	(0.49)	(0.48)	(0.49)	(0.49)
Net realized gains	(0.02)	—	—	(—)[d]	—
Total distributions	(0.50)	(0.49)	(0.48)	(0.49)	(0.49)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.11	$11.60	$10.94	$11.20	$11.96

Total return[f]	0.01%	10.66%	2.00%	(2.34)%	4.59%

Ratios to average net assets
Expenses	0.66%	0.67%	0.66%	0.66%	0.66%
Net investment income	4.06%	4.27%	4.38%	4.16%	4.16%

Supplemental data
Net assets, end of year (000’s)	$439,506	$494,372	$445,680	$450,957	$467,299
Portfolio turnover rate	18.65%	6.61%	7.45%	22.03%	14.41%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 161

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Massachusetts Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.70	$11.03	$11.29	$12.05	$12.00
Income from investment operations[b]:
Net investment income[c]	0.41	0.43	0.43	0.43	0.43
Net realized and unrealized gains (losses)	(0.46)	0.66	(0.27)	(0.76)	0.05
Total from investment operations	(0.05)	1.09	0.16	(0.33)	0.48
Less distributions from:
Net investment income	(0.41)	(0.42)	(0.42)	(0.43)	(0.43)
Net realized gains	(0.02)	—	—	(—)[d]	—
Total distributions	(0.43)	(0.42)	(0.42)	(0.43)	(0.43)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.22	$11.70	$11.03	$11.29	$12.05

Total return[f]	(0.47)%	10.06%	1.42%	(2.86)%	4.07%

Ratios to average net assets
Expenses	1.21%	1.22%	1.20%	1.22%	1.20%
Net investment income	3.51%	3.72%	3.84%	3.60%	3.62%

Supplemental data
Net assets, end of year (000’s)	$83,046	$83,397	$68,027	$61,157	$59,247
Portfolio turnover rate	18.65%	6.61%	7.45%	22.03%	14.41%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

162 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Massachusetts Tax-Free Income Fund
	Year Ended February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.60	$11.08
Income from investment operations[b]:
Net investment income[c]	0.48	0.33
Net realized and unrealized gains (losses)	(0.46)	0.52
Total from investment operations	0.02	0.85
Less distributions from:
Net investment income	(0.49)	(0.33)
Net realized gains	(0.02)	—
Total distributions	(0.51)	(0.33)
Net asset value, end of year	$11.11	$11.60

Total return[d]	0.12%	7.69%

Ratios to average net assets[e]
Expenses	0.56%	0.57%
Net investment income	4.16%	4.37%

Supplemental data
Net assets, end of year (000’s)	$4,007	$4,012
Portfolio turnover rate	18.65%	6.61%

[a]For the period July 1, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 163

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Massachusetts Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.3%
Massachusetts 98.5%
Auburn GO, AMBAC Insured, 5.125%, 6/01/24	$1,465,000	$1,572,707
Boston Convention Center Act of 1997 Revenue, Special Obligation, Series A, AMBAC Insured,
5.00%, 5/01/27	3,970,000	4,000,013
Boston GO, Series A, NATL Insured, Pre-Refunded, 5.00%,
2/01/21	3,000,000	3,125,640
2/01/22	2,940,000	3,063,127
Dudley-Charlton Regional School District GO, Series B, NATL RE, FGIC Insured, 5.25%,
5/01/19	3,140,000	3,565,187
Holyoke Gas and Electric Department Revenue, Series A, NATL Insured, 5.00%, 12/01/26	9,805,000	9,452,216
Lowell GO, State Qualified, AMBAC Insured, Pre-Refunded, 5.00%,
2/01/21	1,330,000	1,398,961
2/01/22	1,405,000	1,477,849
Martha’s Vineyard Land Bank Revenue, AMBAC Insured,
4.875%, 5/01/22	2,000,000	2,054,560
5.00%, 5/01/34	7,000,000	6,905,010
Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series C,
NATL RE, FGIC Insured, 5.25%, 3/01/15	2,000,000	2,268,100
Massachusetts Bay Transportation Authority Sales Tax Revenue, senior bond,
Refunding, Series A, 5.25%, 7/01/29	10,000,000	11,021,200
Refunding, Series A, 5.25%, 7/01/31	3,725,000	4,037,118
Refunding, Series A, 5.25%, 7/01/33	5,000,000	5,341,450
Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/27	5,000,000	5,300,100
Massachusetts Educational Financing Authority Education Loan Revenue,
Issue I, Refunding, Series A, 5.50%, 1/01/22	3,000,000	3,140,670
Series I, 6.00%, 1/01/28	11,495,000	11,973,192
Massachusetts State College Building Authority Project Revenue,
Refunding, Series A, XLCA Insured, 5.00%, 5/01/43	2,000,000	1,993,520
Refunding, Series B, XLCA Insured, 5.50%, 5/01/39	5,000,000	5,289,050
Series 1, NATL Insured, ETM, 5.375%, 5/01/23	5,000,000	5,032,650
Series A, Assured Guaranty, 5.00%, 5/01/33	10,000,000	10,083,200
Series B, 5.00%, 5/01/40	4,625,000	4,486,620
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Contract Assistance, Series B, 5.00%, 1/01/35	27,000,000	27,112,860
Massachusetts State Development Finance Agency Revenue,
Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/35	3,600,000	3,461,976
Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/39	24,305,000	22,762,119
Brandeis University, Series K, NATL RE, FGIC Insured, 4.75%, 10/01/28	2,000,000	1,985,800
Brandeis University, Series N, 5.00%, 10/01/39	5,000,000	4,675,750
Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured Guaranty,
5.00%, 7/01/31	5,000,000	4,974,400
Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured Guaranty,
5.00%, 7/01/37	5,060,000	4,831,642
Massachusetts/Saltonstall Redevelopment Building Corp., Series A, NATL Insured, 5.125%,
2/01/34	22,400,000	19,949,664
Series A, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/42	4,000,000	4,204,480
Series A, GNMA Secured, Pre-Refunded, 6.90%, 10/20/41	2,090,000	2,280,127
Series P, NATL Insured, 4.75%, 7/01/42	11,000,000	10,351,110
Western New England College, Refunding, Series A, Assured Guaranty, 5.00%, 9/01/33	12,200,000	11,676,010

164 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Massachusetts Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Development Finance Agency Revenue, (continued)
WGBH Educational Foundation, Refunding, Series A, Assured Guaranty, 5.00%, 1/01/36	$15,945,000	$15,192,237
Worcester Polytechnic Institute, Refunding, NATL Insured, 5.00%, 9/01/37	12,850,000	12,322,122
Massachusetts State GO,
Consolidated Loan, Series A, AGMC Insured, Pre-Refunded, 5.00%, 3/01/24	5,000,000	5,684,350
Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37	10,000,000	10,037,600
Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30	6,205,000	6,669,320
Consolidated Loan, Series D, NATL Insured, ETM, 5.00%, 8/01/27	3,430,000	3,641,219
Consolidated Loan, Series D, NATL Insured, Pre-Refunded, 5.00%, 8/01/27	965,000	1,024,425
NATL Insured, Pre-Refunded, 5.00%, 8/01/22	4,100,000	4,346,492
Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30	3,440,000	3,697,415
Massachusetts State Health and Educational Facilities Authority Revenue,
Boston College, Series N, NATL Insured, 5.125%, 6/01/33	5,000,000	5,027,450
Cable Housing and Health Services, Series A, NATL Insured, 5.25%, 7/01/23	1,000,000	951,110
Cape Cod Healthcare Obligation, Assured Guaranty, 6.00%, 11/15/28	3,000,000	3,213,660
Cape Cod Healthcare Obligation, Assured Guaranty, 5.125%, 11/15/35	3,150,000	2,979,018
Children’s Hospital, Series M, 5.25%, 12/01/39	7,000,000	6,907,320
Clark Art Institute, 5.00%, 7/01/40	10,000,000	10,006,700
Emmanuel College, NATL Insured, 5.00%, 7/01/37	10,000,000	8,428,800
Harvard University, Series FF, 5.125%, 7/15/37	1,350,000	1,358,681
Harvard University, Series FF, Pre-Refunded, 5.125%, 7/15/37	300,000	319,044
Lesley University, Series A, Assured Guaranty, 5.25%, 7/01/39	9,350,000	9,267,533
New England Medical Center Hospital, Series H, FGIC Insured, Pre-Refunded, 5.00%,
5/15/22	390,000	411,017
Partners Healthcare, Refunding, Series J1, 5.00%, 7/01/39	4,345,000	3,976,501
Southcoast Health System Obligated Group, Series D, 5.00%, 7/01/39	5,500,000	4,814,040
University of Massachusetts, Series C, NATL RE, FGIC Insured, 5.125%, 10/01/34	3,000,000	3,004,590
University of Massachusetts, Worcester Campus, Series B, FGIC Insured, Pre-Refunded,
5.25%, 10/01/31	3,500,000	3,598,490
University of Massachusetts Project, Series C, NATL Insured, Pre-Refunded, 5.25%,
10/01/31	1,500,000	1,609,110
Wheelock College, Series B, NATL Insured, Pre-Refunded, 5.625%, 10/01/30	1,770,000	1,823,631
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21	430,000	561,726
Massachusetts State HFA Housing Revenue,
Series C, 5.125%, 12/01/39	1,700,000	1,596,657
Series C, 5.35%, 12/01/49	4,500,000	4,275,405
Series D, 5.05%, 6/01/40	5,000,000	4,858,250
Massachusetts State Port Authority Revenue,
Series A, AGMC Insured, 4.50%, 7/01/32	5,590,000	5,338,562
Series A, AGMC Insured, 4.50%, 7/01/37	7,935,000	7,281,156
Series A, AMBAC Insured, 5.00%, 7/01/35	12,000,000	11,899,080
US Airways Project, NATL Insured, 6.00%, 9/01/21	4,700,000	4,384,442
US Airways Project, Series A, NATL Insured, 5.875%, 9/01/23	4,500,000	4,027,680
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A, AMBAC
Insured,
4.75%, 8/15/32	15,000,000	15,032,700
4.50%, 8/15/35	8,700,000	8,082,822

Annual Report | 165

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Massachusetts Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Special Obligation Dedicated Tax Revenue,
FGIC Insured, Pre-Refunded, 5.25%, 1/01/29	$5,000,000	$5,567,200
Refunding, NATL RE, FGIC Insured, 5.50%, 1/01/25	15,900,000	17,249,115
Refunding, NATL RE, FGIC Insured, 5.50%, 1/01/34	16,900,000	17,118,855
Massachusetts State Water Pollution Abatement Trust Revenue, Pool Program Bonds,
Series 6, 5.50%, 8/01/30	2,620,000	2,640,619
Series 7, 5.125%, 2/01/31	4,300,000	4,314,706
Series 7, Pre-Refunded, 5.125%, 2/01/31	1,700,000	1,731,739
Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
MWRA Program, Refunding, Sub Series A, 5.75%, 8/01/29	250,000	250,650
Massachusetts State Water Resources Authority Revenue,
Refunding, Series J, AGMC Insured, 5.00%, 8/01/32	9,000,000	9,042,210
Series A, AGMC Insured, 4.50%, 8/01/46	5,325,000	4,795,589
Monson GO, AMBAC Insured, 5.25%, 11/01/23	1,675,000	1,791,446
Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%,
10/01/18	2,000,000	2,005,080
Salisbury GO, NATL Insured, Pre-Refunded, 5.30%, 3/15/27	2,795,000	2,964,209
Shrewsbury GO, Municipal Purpose Loan, Pre-Refunded, 5.00%, 8/15/20	2,075,000	2,139,346
Springfield GO, State Qualified Municipal Purpose Loan, AGMC Insured, 4.50%, 8/01/26	2,000,000	2,011,280
Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, Pre-Refunded,
5.00%, 11/01/21	2,775,000	2,889,330
University of Massachusetts Building Authority Project Revenue, Senior Series 1, AMBAC
Insured, Pre-Refunded, 5.25%,
11/01/23	2,155,000	2,406,359
11/01/28	5,035,000	5,622,283
11/01/29	3,000,000	3,438,510
Whitman Hanson Regional School District GO, Refunding, NATL RE, FGIC Insured, 5.00%,
6/15/21	1,960,000	1,988,851
Winthrop GO, AMBAC Insured, 5.00%, 11/01/20	1,230,000	1,255,215
Worcester GO, Assured Guaranty, 5.00%, 11/01/37	5,130,000	5,047,971
		518,768,996
U.S. Territories 0.8%
Puerto Rico 0.8%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
Assured Guaranty, 5.00%, 7/01/28	4,000,000	3,869,160
Total Municipal Bonds before Short Term Investments (Cost $535,328,827)		522,638,156

166 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Massachusetts Tax-Free Income Fund	Principal Amount	Value
Short Term Investments 0.1%
Municipal Bonds 0.1%
Massachusetts 0.1%
[a]Massachusetts State Health and Educational Facilities Authority Revenue,
Museum of Fine Arts, Series A-2, Daily VRDN and Put, 0.21%, 12/01/37	$100,000	$100,000
Tufts University, Refunding, Series N-1, Daily VRDN and Put, 0.21%, 8/15/40	500,000	500,000
Total Short Term Investments (Cost $600,000)		600,000
Total Investments (Cost $535,928,827) 99.4%		523,238,156
Other Assets, less Liabilities 0.6%		3,321,254
Net Assets 100.0%		$526,559,410

See Abbreviations on page 206.
[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 167

Franklin Tax-Free Trust

Financial Highlights

Franklin New Jersey Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.99	$11.29	$11.45	$12.22	$12.15
Income from investment operations[b]:
Net investment income[c]	0.51	0.52	0.51	0.50	0.51
Net realized and unrealized gains (losses)	(0.49)	0.69	(0.18)	(0.77)	0.08
Total from investment operations	0.02	1.21	0.33	(0.27)	0.59
Less distributions from:
Net investment income	(0.52)	(0.51)	(0.49)	(0.50)	(0.52)
Net realized gains	(—)[d]	—	—	—	—
Total distributions	(0.52)	(0.51)	(0.49)	(0.50)	(0.52)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.49	$11.99	$11.29	$11.45	$12.22

Total return[f]	0.11%	10.87%	2.94%	(2.29)%	4.96%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.64%	0.64%
Net investment income	4.26%	4.42%	4.41%	4.17%	4.23%

Supplemental data
Net assets, end of year (000’s)	$1,128,665	$1,230,689	$1,100,142	$1,081,204	$1,006,797
Portfolio turnover rate	12.97%	9.93%	10.97%	10.99%	3.65%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

168 | The accompanying notes are an integral part of these financial statements.			| Annual Report

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin New Jersey Tax-Free Income Fund
		Year Ended February 28,
Class B	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.07	$11.36	$11.52	$12.28	$12.22
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.44	0.44	0.45
Net realized and unrealized gains (losses)	(0.51)	0.69	(0.17)	(0.76)	0.06
Total from investment operations	(0.06)	1.15	0.27	(0.32)	0.51
Less distributions from:
Net investment income	(0.45)	(0.44)	(0.43)	(0.44)	(0.45)
Net realized gains	(—)[d]	—	—	—	—
Total distributions	(0.45)	(0.44)	(0.43)	(0.44)	(0.45)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.56	$12.07	$11.36	$11.52	$12.28

Total return[f]	(0.52)%	10.30%	2.36%	(2.73)%	4.28%

Ratios to average net assets
Expenses	1.17%	1.18%	1.18%	1.19%	1.19%
Net investment income	3.72%	3.87%	3.86%	3.62%	3.68%

Supplemental data
Net assets, end of year (000’s)	$15,039	$34,899	$47,329	$60,396	$72,203
Portfolio turnover rate	12.97%	9.93%	10.97%	10.99%	3.65%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 169

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin New Jersey Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.11	$11.39	$11.55	$12.31	$12.24
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.45	0.44	0.45
Net realized and unrealized gains (losses)	(0.51)	0.70	(0.18)	(0.76)	0.07
Total from investment operations	(0.06)	1.16	0.27	(0.32)	0.52
Less distributions from:
Net investment income	(0.45)	(0.44)	(0.43)	(0.44)	(0.45)
Net realized gains	(—)[d]	—	—	—	—
Total distributions	(0.45)	(0.44)	(0.43)	(0.44)	(0.45)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.60	$12.11	$11.39	$11.55	$12.31

Total return[f]	(0.53)%	10.35%	2.35%	(2.73)%	4.35%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.19%	1.19%
Net investment income	3.71%	3.87%	3.86%	3.62%	3.68%

Supplemental data
Net assets, end of year (000’s)	$276,916	$292,947	$207,945	$166,918	$158,706
Portfolio turnover rate	12.97%	9.93%	10.97%	10.99%	3.65%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

170 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin New Jersey Tax-Free Income Fund
	Year Ended February 28,
Advisor Class	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.99	$11.29	$11.78
Income from investment operations[b]:
Net investment income[c]	0.52	0.53	0.35
Net realized and unrealized gains (losses)	(0.49)	0.69	(0.51)
Total from investment operations	0.03	1.22	(0.16)
Less distributions from:
Net investment income	(0.53)	(0.52)	(0.33)
Net realized gains	(—)[d]	—	—
Total distributions	(0.53)	(0.52)	(0.33)
Redemption fees[e]	—	—	—[d]
Net asset value, end of year	$11.49	$11.99	$11.29

Total return[f]	0.21%	10.98%	(1.29)%

Ratios to average net assets[g]
Expenses	0.53%	0.53%	0.53%
Net investment income	4.36%	4.52%	4.51%

Supplemental data
Net assets, end of year (000’s)	$25,378	$13,791	$770
Portfolio turnover rate	12.97%	9.93%	10.97%

[a]For the period July 1, 2008 (effective date) to February 28, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 171

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011

	Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds 99.2%
	Delaware 0.7%
	Delaware River and Bay Authority Revenue, NATL Insured, 5.00%, 1/01/27	$10,000,000	$10,074,000
	New Jersey 69.5%
	Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project, NATL
	Insured, ETM, 7.40%, 7/01/16	9,500,000	10,913,125
	Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board of
	Education Project, 5.00%, 4/01/32	3,400,000	3,494,452
	Bergen County Utilities Authority Water PCR, System, AMBAC Insured, 5.00%, 12/15/31	3,000,000	3,039,210
	Berhards Township School District GO, NATL Insured,
	5.00%, 7/15/30	1,680,000	1,722,252
Pre	-Refunded, 5.00%, 7/15/30	8,358,000	9,547,928
	Cape May County Industrial PCFA Revenue, Atlantic City Electric Co., Refunding, Series A,
	NATL Insured, 6.80%, 3/01/21	5,400,000	6,482,538
	Egg Harbor Township School District GO, NATL Insured, Pre-Refunded, 5.00%,
	4/01/29	3,195,000	3,634,344
	4/01/30	3,027,000	3,443,243
	Essex County Improvement Authority Lease Revenue,
	6.00%, 11/01/25	5,000,000	4,975,450
	6.25%, 11/01/30	1,690,000	1,680,367
	Higher Education Student Assistance Authority Student Loan Revenue, Series A, NATL Insured,
	6.15%, 6/01/19	1,150,000	1,152,496
	Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23	4,315,000	4,261,667
	Hoboken Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 5.30%,
	5/01/27	3,600,000	3,699,720
	Hudson County Improvement Authority Lease Revenue, County Secured, County Services
	Building Project, AGMC Insured, 5.00%, 4/01/32	3,895,000	3,925,303
	Hudson County Improvement Authority Parking Revenue, County-Guaranteed, Harrison Parking
	Facility Redevelopment Project, Series C, Assured Guaranty, 5.125%, 1/01/34	2,000,000	2,034,020
	Middlesex County COP, NATL Insured,
	5.00%, 8/01/31	3,250,000	3,255,363
	zero cpn., 6/15/24	1,000,000	494,010
	Middlesex County Improvement Authority Lease Revenue, County Guaranteed, Regional
	Educational Services Commission, 5.25%, 12/15/33	3,000,000	3,114,210
	Middlesex County Improvement Authority Revenue, Administration Building Residential
	Project, FNMA Insured,
	5.25%, 7/01/21	750,000	751,620
	5.35%, 7/01/34	1,575,000	1,548,099
	Morristown Parking Authority Parking Revenue, NATL Insured, 5.00%,
	8/01/30	1,815,000	1,861,936
	8/01/33	2,630,000	2,664,400
	Mount Olive Township Board of Education GO, NATL Insured, Pre-Refunded, 5.00%,
	7/15/29	7,875,000	8,884,417
	New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
	Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32	5,000,000	4,922,800
	New Jersey EDA Revenue,
	Cigarette Tax, 5.50%, 6/15/24	5,000,000	4,568,000
	Cigarette Tax, 5.75%, 6/15/34	5,000,000	4,401,350

172 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey EDA Revenue, (continued)
Montclair State University, Provident Group, Montclair Properties LLC, Series A, 5.875%,
6/01/42	$16,000,000	$14,569,440
Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/27	5,000,000	5,066,900
Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/29	12,500,000	12,602,000
Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	9,396,400
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	16,240,000	16,248,770
School Facilities Construction, Refunding, Series K, NATL RE, FGIC Insured, 5.25%,
12/15/21	10,000,000	10,555,700
School Facilities Construction, Refunding, Series N-1, NATL RE, FGIC Insured, 5.50%,
9/01/27	8,660,000	9,233,032
School Facilities Construction, Series C, NATL Insured, 4.75%, 6/15/25	16,500,000	16,130,730
School Facilities Construction, Series CC-2, 5.00%, 12/15/32	7,280,000	7,193,805
School Facilities Construction, Series L, AGMC Insured, 5.00%, 3/01/30	10,500,000	10,507,455
School Facilities Construction, Series O, 5.125%, 3/01/28	5,000,000	5,031,350
School Facilities Construction, Series U, AMBAC Insured, 5.00%, 9/01/37	5,000,000	4,653,300
School Facilities Construction, Series Y, 5.00%, 9/01/33	6,000,000	5,936,040
School Facilities Construction, Series Z, Assured Guaranty, 5.50%, 12/15/34	3,000,000	3,072,180
New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC
Insured, 5.75%, 3/15/20	4,605,000	4,619,137
New Jersey EDA Water Facilities Revenue,
Hackensack Water Co. Project, Refunding, Series A, NATL Insured, 5.80%, 3/01/24	1,000,000	1,002,830
New Jersey American Water Co., Refunding, Series A, 5.70%, 10/01/39	10,000,000	9,792,400
New Jersey American Water Co., Refunding, Series B, 5.00%, 10/01/39	8,750,000	8,218,612
New Jersey Health Care Facilities Financing Authority Revenue,
Atlantic City Medical Center, Pre-Refunded, 5.75%, 7/01/25	2,170,000	2,318,754
Atlantic City Medical Center, Refunding, 5.75%, 7/01/25	2,830,000	2,856,715
Atlantic Health System Hospital Corp., Series A, 5.00%, 7/01/27	8,000,000	7,816,240
Atlanticare Regional Medical Center, 5.00%, 7/01/25	4,605,000	4,604,678
Atlanticare Regional Medical Center, Refunding, 5.00%, 7/01/37	19,490,000	17,664,956
Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29	5,725,000	5,614,450
Englewood Hospital, NATL Insured, 5.00%, 8/01/31	9,275,000	9,294,199
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/31	5,000,000	5,013,850
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/36	5,000,000	4,851,150
Holy Name Hospital, 5.00%, 7/01/36	5,000,000	3,975,000
Hunterdon Medical Center, Series A, 5.125%, 7/01/35	2,000,000	1,757,220
Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31	4,250,000	4,133,252
Meridian Health System Obligated Group Issue, AGMC Insured, 5.25%, 7/01/29	20,000,000	20,000,800
Meridian Health System Obligated Group Issue, Refunding, AGMC Insured, 5.375%,
7/01/24	6,500,000	6,503,510
Meridian Health System Obligated Group Issue, Tranche I, Assured Guaranty, 5.00%,
7/01/38	9,990,000	9,657,133
Meridian Health System Obligated Group Issue, Tranche II, Assured Guaranty, 5.00%,
7/01/38	13,975,000	13,497,474
Somerset Medical Center, 5.75%, 7/01/28	11,000,000	9,299,180
South Jersey Hospital, 5.00%, 7/01/36	10,000,000	8,670,300
South Jersey Hospital, 5.00%, 7/01/46	27,200,000	23,081,648

Annual Report | 173

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority Revenue, (continued)
South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21	$10,000,000	$10,702,000
South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32	18,600,000	19,936,410
Southern Ocean County Hospital, AGMC Insured, 5.00%, 7/01/27	2,000,000	1,932,720
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	12,000,000	10,075,800
St. Mary’s Hospital Passaic, Series 1, 5.00%, 3/01/26	3,355,000	3,367,044
St. Mary’s Hospital Passaic, Series 1, 5.00%, 3/01/27	3,345,000	3,301,515
St. Mary’s Hospital, ETM, 5.875%, 7/01/12	1,045,000	1,086,131
St. Peter’s University Hospital, Refunding, Series A, 6.875%, 7/01/30	1,500,000	1,481,670
Virtua Health, Assured Guaranty, 5.50%, 7/01/38	10,000,000	10,220,200
New Jersey Health Care Facilities Financing Authority State Contract Revenue, Hospital Asset
Transformation Program, Series A,
5.75%, 10/01/31	10,000,000	10,524,600
5.25%, 10/01/38	15,000,000	14,408,550
New Jersey State COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/29	1,000,000	1,005,250
New Jersey State Educational Facilities Authority Revenue,
College of New Jersey, Refunding, Series D, AGMC Insured, 5.00%, 7/01/28	5,940,000	6,023,279
College of New Jersey, Refunding, Series D, AGMC Insured, 5.00%, 7/01/35	11,000,000	10,968,540
Kean University, Refunding, Series A, 5.50%, 9/01/36	6,500,000	6,570,265
Kean University, Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/30	5,240,000	6,085,212
Kean University, Series D, FGIC Insured, Pre-Refunded, 5.00%, 7/01/33	10,000,000	10,915,500
Kean University, Series D, NATL RE, FGIC Insured, 5.00%, 7/01/39	9,695,000	8,946,061
Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/31	10,000,000	9,848,800
Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36	20,000,000	18,620,800
Montclair State University, Series J, 5.25%, 7/01/38	2,000,000	1,940,560
New Jersey Institute of Technology, Refunding, Series H, 5.00%, 7/01/31	4,000,000	3,974,480
Princeton University, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,178,500
Princeton University, Refunding, Series E, 5.00%, 7/01/33	5,000,000	5,191,800
Princeton University, Series D, Pre-Refunded, 5.00%, 7/01/29	1,000,000	1,126,730
Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
7/01/25	1,000,000	1,014,980
Ramapo College of New Jersey, Series D, NATL Insured, Pre-Refunded, 5.00%, 7/01/36	6,745,000	7,832,968
Refunding, Series D, 5.00%, 7/01/27	1,325,000	1,232,502
Refunding, Series D, 5.00%, 7/01/33	1,000,000	877,770
Richard Stockton College, Refunding, Series A, 5.375%, 7/01/38	5,000,000	4,960,650
Richard Stockton College, Refunding, Series F, AMBAC Insured, 5.00%, 7/01/28	2,370,000	2,381,732
Rowan University, Refunding, Series C, NATL RE, FGIC Insured, 5.00%, 7/01/31	1,505,000	1,504,895
Rowan University, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24	1,755,000	1,833,238
Rowan University, Series C, FGIC Insured, Pre-Refunded, 5.00%, 7/01/31	495,000	507,524
Rowan University, Series K, FGIC Insured, Pre-Refunded, 5.00%, 7/01/27	1,000,000	1,057,960
Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26	1,870,000	1,872,917
Seton Hall University, Refunding, Series E, 6.25%, 7/01/37	5,000,000	5,392,800
Stevens Institute of Technology, Refunding, Series A, 5.00%, 7/01/34	4,750,000	4,141,145
Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/18	590,000	590,336
Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/28	865,000	812,408
Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/18	510,000	511,464
Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/28	710,000	710,873
William Paterson University, Series C, Assured Guaranty, 5.00%, 7/01/38	5,500,000	5,217,245

174 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1A, 5.00%, 12/01/25	$4,150,000	$4,085,924
Refunding, Series 1A, 5.00%, 12/01/26	2,000,000	1,950,900
Refunding, Series 1A, 5.125%, 12/01/27	5,000,000	4,914,150
Refunding, Series 1A, 5.25%, 12/01/28	5,000,000	4,937,100
Series 2, 5.00%, 12/01/26	4,125,000	4,023,731
Series 2, 5.00%, 12/01/27	3,000,000	2,907,150
Series 2, 5.00%, 12/01/28	2,955,000	2,833,934
Series 2, 5.00%, 12/01/30	1,500,000	1,425,825
Series 2, 5.00%, 12/01/36	1,000,000	941,980
Series A, 5.625%, 6/01/30	14,500,000	14,642,390
Series A, Assured Guaranty, 6.125%, 6/01/30	10,000,000	10,302,100
New Jersey State Housing and Mortgage Finance Agency MFHR,
Series A1, AGMC Insured, 6.35%, 11/01/31	2,000,000	2,000,960
Series B, AGMC Insured, 6.25%, 11/01/26	970,000	970,698
Series D, AGMC Insured, 5.50%, 5/01/22	675,000	677,815
Series E1, AGMC Insured, 5.70%, 5/01/20	2,595,000	2,597,517
Series E1, AGMC Insured, 5.75%, 5/01/25	1,165,000	1,165,944
Series I, 5.75%, 11/01/38	3,140,000	3,149,954
New Jersey State Housing and Mortgage Finance Agency Revenue,
Home Buyer, Series CC, NATL Insured, 5.875%, 10/01/31	805,000	805,298
Series AA, 6.50%, 10/01/38	7,285,000	7,480,384
New Jersey State Transportation Trust Fund Authority Revenue,
Capital Appreciation, Transportation System, Series A, zero cpn., 12/15/29	5,000,000	1,582,350
Capital Appreciation, Transportation System, Series C, AGMC Insured, zero cpn.,
12/15/33	10,000,000	2,329,700
Transportation System, Refunding, Series B, AMBAC Insured, 5.25%, 12/15/23	15,000,000	15,565,500
Transportation System, Series A, 6.00%, 12/15/38	16,110,000	17,104,792
Transportation System, Series A, AGMC Insured, 5.00%, 12/15/34	15,000,000	14,732,700
Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/34	10,000,000	9,821,800
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	8,890,000	11,099,343
Transportation System, Series A, zero cpn., 12/15/32	10,000,000	2,477,100
Transportation System, Series B, NATL Insured, Pre-Refunded, 5.00%, 12/15/21	5,000,000	5,182,900
New Jersey State Turnpike Authority Turnpike Revenue,
Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15, 5.15%
thereafter, 1/01/35	7,500,000	5,921,100
Refunding, Series I, 5.00%, 1/01/35	5,000,000	4,870,600
Series A, AMBAC Insured, 5.00%, 1/01/30	13,500,000	13,563,855
Series E, 5.25%, 1/01/40	21,920,000	21,821,579
Series H, 5.00%, 1/01/36	14,000,000	13,554,240
Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, NATL Insured,
Pre-Refunded,
5.00%, 1/01/26	3,245,000	3,600,198
5.50%, 1/01/27	3,240,000	3,639,654
5.50%, 1/01/28	2,000,000	2,246,700
5.00%, 1/01/34	25,000,000	27,736,500

Annual Report | 175

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, NATL Insured, 5.00%,
8/01/22	$1,000,000	$1,006,020
8/01/31	1,000,000	1,000,760
Passaic County Improvement Authority Parking Facilities Revenue,
200 Hospital Plaza Corp. Project, 5.00%, 5/01/42	3,200,000	3,082,464
Paterson Parking Deck Project, Series A, AGMC Insured, 5.00%, 4/15/35	1,375,000	1,381,009
Rutgers State University Revenue, Series F, 5.00%, 5/01/39	20,000,000	19,968,600
Salem County PCFA, PCR, Atlantic City Electric, Refunding, Series A, 4.875%, 6/01/29	5,000,000	4,996,650
South Jersey Transportation Authority Transportation System Revenue, AMBAC Insured, 5.00%,
11/01/29	12,000,000	11,784,960
Sussex County Municipal Utilities Authority Wastewater Facilities Revenue, Capital Appreciation,
Series B, AGMC Insured, zero cpn.,
12/01/35	2,815,000	682,356
12/01/36	2,810,000	638,432
12/01/37	2,815,000	597,540
12/01/38	2,810,000	561,382
Tobacco Settlement FICO Revenue, Asset-Backed, Pre-Refunded, 6.00%, 6/01/37	13,000,000	13,884,130
Union County Utilities Authority Solid Waste Revenue, Ogden Martin, Refunding, Series A,
AMBAC Insured, 5.35%, 6/01/23	2,160,000	2,044,570
University of Medicine and Dentistry COP,
AMBAC Insured, 5.00%, 4/15/32	2,000,000	1,734,200
NATL Insured, 5.00%, 6/15/36	15,500,000	13,035,345
Series A, NATL Insured, 5.00%, 9/01/22	1,700,000	1,717,986
University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
12/01/24	2,500,000	2,368,775
12/01/31	28,395,000	24,653,959
Upper Freehold Regional School District GO, NATL Insured, Pre-Refunded, 5.00%, 2/15/35	8,730,000	10,181,537
		1,004,783,774
New York 6.6%
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Fifty-Third Series, Refunding, 5.00%, 7/15/38	8,850,000	8,617,776
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	10,000,000	10,032,500
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	5,000,000	4,913,450
One Hundred Forty-Fourth Series, 5.00%, 10/01/29	5,000,000	5,119,450
One Hundred Forty-Ninth Series, 5.00%, 11/15/31	10,000,000	10,135,600
One Hundred Sixtieth Series, Refunding, 5.00%, 9/15/36	15,000,000	14,682,150
One Hundred Sixty-First Series, 5.00%, 10/15/33	10,000,000	10,062,100
One Hundred Twenty-Fifth Series, AGMC Insured, 5.00%, 4/15/32	23,950,000	24,113,339
Port Authority of New York and New Jersey Special Obligation Revenue, John F. Kennedy
International Air Terminal, NATL Insured, 5.75%, 12/01/22	8,000,000	7,891,840
		95,568,205
Pennsylvania 1.3%
Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, NATL Insured, 5.00%,
7/01/35	5,000,000	4,822,350
Delaware River Port Authority Revenue, Series E, 5.00%, 1/01/35	14,000,000	13,807,220
		18,629,570

176 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 21.1%
Puerto Rico 20.8%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	$4,100,000	$3,811,114
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, AGMC Insured, 5.125%, 7/01/30	8,350,000	8,066,267
Refunding, Series A-4, AGMC Insured, 5.00%, 7/01/31	5,000,000	4,682,050
Series A, 5.00%, 7/01/29	10,000,000	9,492,900
Series B, 5.00%, 7/01/35	1,825,000	1,559,718
Series B, Pre-Refunded, 5.00%, 7/01/35	3,175,000	3,704,685
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
Refunding, Series CC, AGMC Insured, 5.25%, 7/01/34	5,000,000	4,742,100
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series N, NATL Insured, 5.25%, 7/01/32	10,000,000	9,250,400
Series D, Pre-Refunded, 5.375%, 7/01/36	5,000,000	5,311,100
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
5.00%, 7/01/46	14,200,000	11,215,302
Series B, 5.00%, 7/01/37	8,000,000	6,697,840
Puerto Rico Electric Power Authority Power Revenue,
Series II, Pre-Refunded, 5.25%, 7/01/31	13,000,000	13,952,510
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	30,000,000	34,437,600
Series TT, 5.00%, 7/01/32	25,000,000	22,625,000
Series TT, 5.00%, 7/01/37	17,925,000	15,314,045
Series WW, 5.50%, 7/01/38	16,620,000	15,138,826
Series XX, 5.25%, 7/01/40	17,000,000	14,846,780
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Educational Facilities Revenue, University Plaza Project, Series A, NATL
Insured, 5.00%, 7/01/33	1,000,000	876,790
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	6,830,000	6,403,671
Refunding, Series N, 5.00%, 7/01/32	20,000,000	17,675,400
Series D, Pre-Refunded, 5.375%, 7/01/33	10,000,000	10,622,200
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.75%, 8/01/37	10,000,000	9,905,600
Series A, 5.375%, 8/01/39	4,000,000	3,676,040
Series A, 5.50%, 8/01/42	17,000,000	15,871,540
Series A, 6.00%, 8/01/42	32,000,000	32,060,800
Series C, 5.50%, 8/01/40	20,000,000	18,703,400
		300,643,678
U.S. Virgin Islands 0.3%
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	5,000,000	4,466,250
Total U.S. Territories		305,109,928
Total Municipal Bonds before Short Term Investments
(Cost $1,463,284,981)		1,434,165,477

Annual Report | 177

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (Cost $2,200,000) 0.1%
Municipal Bonds 0.1%
New Jersey 0.1%
[a]New Jersey EDA Revenue, School Facilities Construction, Series R, Sub Series R-1, Daily VRDN
and Put, 0.19%, 9/01/31	$2,200,000	$2,200,000
Total Investments (Cost $1,465,484,981) 99.3%		1,436,365,477
Other Assets, less Liabilities 0.7%		9,631,945
Net Assets 100.0%		$1,445,997,422

See Abbreviations on page 206.
[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

178 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities
February 28, 2011

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$643,002,524	$2,259,221,853	$663,445,502	$7,221,917,741
Value	$615,833,156	$2,292,067,279	$668,301,822	$6,914,866,407
Cash	1,127,691	11,837,129	10,046	36,033
Receivables:
Investment securities sold	—	—	—	7,912,727
Capital shares sold	738,353	7,084,505	1,841,722	18,583,053
Interest	7,213,418	26,849,394	5,913,447	114,102,637
Other assets	268	970	269	2,964
Total assets	624,912,886	2,337,839,277	676,067,306	7,055,503,821
Liabilities:
Payables:
Investment securities purchased	—	—	—	9,808,260
Capital shares redeemed	1,016,011	48,247,919	5,537,436	21,880,337
Affiliates	357,237	1,217,202	193,063	3,708,523
Distributions to shareholders	780,680	2,079,800	342,162	6,741,983
Accrued expenses and other liabilities	101,462	445,443	73,244	984,154
Total liabilities	2,255,390	51,990,364	6,145,905	43,123,257
Net assets, at value	$622,657,496	$2,285,848,913	$669,921,401	$7,012,380,564
Net assets consist of:
Paid-in capital	$655,281,211	$2,278,249,494	$665,891,156	$7,559,191,279
Undistributed net investment income (distributions
in excess of net investment income)	601,729	(802,733)	(163,844)	10,924,857
Net unrealized appreciation (depreciation)	(27,169,368)	32,845,426	4,856,320	(307,051,334)
Accumulated net realized gain (loss)	(6,056,076)	(24,443,274)	(662,231)	(250,684,238)
Net assets, at value	$622,657,496	$2,285,848,913	$669,921,401	$7,012,380,564

Annual Report | The accompanying notes are an integral part of these financial statements. | 179

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2011

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$523,390,880	$1,492,831,616	$640,865,353	$5,133,343,227
Shares outstanding	47,070,310	130,594,044	62,260,639	534,727,860
Net asset value per share[a]	$11.12	$11.43	$10.29	$9.60
Maximum offering price per share (net asset value
per share ÷ 95.75%, 97.75%, 97.75% and
95.75%, respectively)	$11.61	$11.69	$10.53	$10.03
Class B:
Net assets, at value				$33,159,406
Shares outstanding				3,427,251
Net asset value and maximum offering price
per share[a]				$9.68
Class C:
Net assets, at value	$95,162,865	$357,180,375		$996,920,707
Shares outstanding	8,522,423	31,168,912		102,414,478
Net asset value and maximum offering price
per share[a]	$11.17	$11.46		$9.73
Advisor Class:
Net assets, at value	$4,103,751	$435,836,922	$29,056,048	$848,957,224
Shares outstanding	368,710	38,063,395	2,824,596	88,170,654
Net asset value and maximum offering price
per share	$11.13	$11.45	$10.29	$9.63

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

180 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2011

		Franklin	Franklin
	Franklin	Massachusetts	New Jersey
	Insured Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$2,578,588,648	$535,928,827	$1,465,484,981
Value	$2,503,094,272	$523,238,156	$1,436,365,477
Cash	78,239	98,237	2,398
Receivables:
Capital shares sold	4,133,864	236,519	1,781,010
Interest	32,993,215	6,153,281	16,153,420
Other assets	1,079	226	635
Total assets	2,540,300,669	529,726,419	1,454,302,940
Liabilities:
Payables:
Capital shares redeemed	8,294,351	2,197,123	6,124,620
Affiliates	1,382,853	304,628	821,398
Distributions to shareholders	3,021,639	583,159	1,144,456
Accrued expenses and other liabilities	300,057	82,099	215,044
Total liabilities	12,998,900	3,167,009	8,305,518
Net assets, at value	$2,527,301,769	$526,559,410	$1,445,997,422
Net assets consist of:
Paid-in capital	$2,625,081,947	$540,812,298	$1,478,818,033
Undistributed net investment income (distributions in excess of net
investment income)	(510,886)	(270,471)	1,458,728
Net unrealized appreciation (depreciation)	(75,494,376)	(12,690,671)	(29,119,504)
Accumulated net realized gain (loss)	(21,774,916)	(1,291,746)	(5,159,835)
Net assets, at value	$2,527,301,769	$526,559,410	$1,445,997,422

Annual Report | The accompanying notes are an integral part of these financial statements. | 181

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2011

		Franklin	Franklin
	Franklin	Massachusetts	New Jersey
	Insured Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$2,100,665,966	$439,505,728	$1,128,664,641
Shares outstanding	184,374,250	39,553,170	98,245,242
Net asset value per share[a]	$11.39	$11.11	$11.49
Maximum offering price per share (net asset value
per share ÷ 95.75%)	$11.90	$11.60	$12.00
Class B:
Net assets, at value	$19,301,760		$15,038,573
Shares outstanding	1,685,215		1,300,772
Net asset value and maximum offering price per share[a]	$11.45		$11.56
Class C:
Net assets, at value	$385,479,190	$83,046,217	$276,916,169
Shares outstanding	33,433,846	7,404,089	23,864,120
Net asset value and maximum offering price per share[a]	$11.53	$11.22	$11.60
Advisor Class:
Net assets, at value	$21,854,853	$4,007,465	$25,378,039
Shares outstanding	1,918,599	360,794	2,208,379
Net asset value and maximum offering price per share	$11.39	$11.11	$11.49

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

182 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations
for the year ended February 28, 2011

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$33,164,975	$89,752,207	$12,884,355	$439,939,118
Expenses:
Management fees (Note 3a)	3,195,825	10,175,701	2,283,683	34,371,699
Administrative fees (Note 3b)	—	—	1,026,824	—
Distribution fees: (Note 3c)
Class A	546,360	1,503,611	747,694	5,472,230
Class B	—	—	—	338,218
Class C	659,536	2,216,289	—	6,998,924
Transfer agent fees (Note 3e)	339,259	1,403,091	155,977	4,105,365
Custodian fees	8,916	32,183	8,189	103,448
Reports to shareholders	47,711	179,500	24,021	500,001
Registration and filing fees	62,910	252,652	99,731	411,469
Professional fees	34,661	50,912	18,719	101,332
Trustees’ fees and expenses	3,679	11,813	2,631	43,093
Other	43,663	128,708	58,541	513,351
Total expenses	4,942,520	15,954,460	4,426,010	52,959,130
Expenses waived/paid by affiliates (Note 3f)	—	—	(1,876,826)	—
Net expenses	4,942,520	15,954,460	2,549,184	52,959,130
Net investment income	28,222,455	73,797,747	10,335,171	386,979,988
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	312,982	(13,763,031)	16,647	(23,576,190)
Net change in unrealized appreciation (depreciation) on
investments	(28,921,148)	(31,154,028)	(3,617,489)	(289,986,434)
Net realized and unrealized gain (loss)	(28,608,166)	(44,917,059)	(3,600,842)	(313,562,624)
Net increase (decrease) in net assets resulting from
operations	$(385,711)	$28,880,688	$6,734,329	$73,417,364

Annual Report | The accompanying notes are an integral part of these financial statements. | 183

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended February 28, 2011

		Franklin	Franklin
	Franklin	Massachusetts	New Jersey
	Insured Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$132,588,097	$27,624,525	$78,935,550
Expenses:
Management fees (Note 3a)	12,397,879	2,877,769	7,508,862
Distribution fees: (Note 3c)
Class A	2,236,650	493,119	1,259,233
Class B	210,576	—	162,680
Class C	2,658,969	579,602	2,013,149
Transfer agent fees (Note 3e)	1,120,015	218,261	679,629
Custodian fees	36,603	7,841	21,502
Reports to shareholders	140,139	30,137	77,141
Registration and filing fees	211,991	40,929	55,370
Professional fees	66,384	31,858	58,730
Trustees’ fees and expenses	15,298	3,383	9,294
Other	167,552	45,279	86,923
Total expenses	19,262,056	4,328,178	11,932,513
Net investment income	113,326,041	23,296,347	67,003,037
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(15,503,538)	1,664,665	(3,114,471)
Net change in unrealized appreciation (depreciation) on investments	(107,153,935)	(26,352,874)	(67,275,185)
Net realized and unrealized gain (loss)	(122,657,473)	(24,688,209)	(70,389,656)
Net increase (decrease) in net assets resulting from operations	$(9,331,432)	$(1,391,862)	$(3,386,619)

184 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$28,222,455	$25,304,901	$73,797,747	$49,955,383
Net realized gain (loss) from investments	312,982	(3,751,188)	(13,763,031)	(224,628)
Net change in unrealized appreciation
(depreciation) on investments	(28,921,148)	53,797,175	(31,154,028)	71,629,053
Net increase (decrease) in net assets
resulting from operations	(385,711)	75,350,888	28,880,688	121,359,808
Distributions to shareholders from:
Net investment income:
Class A	(24,166,725)	(21,692,911)	(53,049,385)	(42,673,788)
Class C	(3,894,261)	(3,172,160)	(9,844,132)	(5,379,158)
Advisor Class	(167,143)	(56,202)	(11,072,357)	(2,705,120)
Total distributions to shareholders	(28,228,129)	(24,921,273)	(73,965,874)	(50,758,066)
Capital share transactions: (Note 2)
Class A	39,034,570	(3,335,572)	124,524,455	459,010,683
Class C	9,694,824	10,670,149	106,955,876	157,438,425
Advisor Class	1,885,580	2,416,475	306,654,205	135,167,541
Total capital share transactions	50,614,974	9,751,052	538,134,536	751,616,649
Net increase (decrease) in net assets	22,001,134	60,180,667	493,049,350	822,218,391
Net assets:
Beginning of year	600,656,362	540,475,695	1,792,799,563	970,581,172
End of year	$622,657,496	$600,656,362	$2,285,848,913	$1,792,799,563
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of year	$601,729	$456,117	$(802,733)	$(853,001)

Annual Report | The accompanying notes are an integral part of these financial statements. | 185

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Federal Limited-Term		Franklin High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$10,335,171	$6,191,810	$386,979,988	$348,461,694
Net realized gain (loss) from investments	16,647	(2,816)	(23,576,190)	(8,206,383)
Net change in unrealized appreciation
(depreciation) on investments	(3,617,489)	6,454,025	(289,986,434)	818,536,691
Net increase (decrease) in net assets
resulting from operations	6,734,329	12,643,019	73,417,364	1,158,792,002
Distributions to shareholders from:
Net investment income:
Class A	(10,545,034)	(6,244,991)	(289,445,580)	(284,270,838)
Class B	—	—	(2,397,988)	(4,239,652)
Class C	—	—	(48,557,165)	(42,845,055)
Advisor Class	(31,509)	—	(43,420,706)	(22,975,371)
Total distributions to shareholders	(10,576,543)	(6,244,991)	(383,821,439)	(354,330,916)
Capital share transactions: (Note 2)
Class A	264,293,554	189,236,973	(115,238,551)	586,676,631
Class B	—	—	(34,031,182)	(29,593,015)
Class C	—	—	39,950,101	232,848,212
Advisor Class	28,948,443	—	261,492,931	398,897,599
Total capital share transactions	293,241,997	189,236,973	152,173,299	1,188,829,427
Net increase (decrease) in net assets	289,399,783	195,635,001	(158,230,776)	1,993,290,513
Net assets:
Beginning of year	380,521,618	184,886,617	7,170,611,340	5,177,320,827
End of year	$669,921,401	$380,521,618	$7,012,380,564	$7,170,611,340
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of year	$(163,844)	$98,615	$10,924,857	$7,890,940

186 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$113,326,041	$101,014,156	$23,296,347	$23,031,236
Net realized gain (loss) from investments	(15,503,538)	(1,552,121)	1,664,665	(698,207)
Net change in unrealized appreciation
(depreciation) on investments	(107,153,935)	132,762,115	(26,352,874)	32,321,961
Net increase (decrease) in net assets
resulting from operations	(9,331,432)	232,224,150	(1,391,862)	54,654,990
Distributions to shareholders from:
Net investment income:
Class A	(96,687,584)	(88,913,999)	(20,300,298)	(20,212,258)
Class B	(1,225,306)	(2,028,352)	—	—
Class C	(15,114,096)	(10,200,313)	(3,139,535)	(2,790,789)
Advisor Class	(637,789)	(345,196)	(192,010)	(76,262)
Net realized gains:
Class A	—	—	(879,262)	—
Class C	—	—	(164,138)	—
Advisor Class	—	—	(9,343)	—
Total distributions to shareholders	(113,664,775)	(101,487,860)	(24,684,586)	(23,079,309)
Capital share transactions: (Note 2)
Class A	65,441,675	214,014,398	(33,157,846)	21,442,773
Class B	(22,784,651)	(16,558,298)	—	—
Class C	67,288,570	129,337,661	3,749,147	11,119,208
Advisor Class	13,465,558	7,450,151	263,361	3,936,799
Total capital share transactions	123,411,152	334,243,912	(29,145,338)	36,498,780
Net increase (decrease) in net assets	414,945	464,980,202	(55,221,786)	68,074,461
Net assets:
Beginning of year	2,526,886,824	2,061,906,622	581,781,196	513,706,735
End of year	$2,527,301,769	$2,526,886,824	$526,559,410	$581,781,196
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of year	$(510,886)	$(330,771)	$(270,471)	$41,941

Annual Report | The accompanying notes are an integral part of these financial statements. | 187

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin New Jersey
	Tax-Free Income Fund
	Year Ended February 28,
	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$67,003,037	$63,081,023
Net realized gain (loss) from investments	(3,114,471)	1,286,652
Net change in unrealized appreciation (depreciation) on investments	(67,275,185)	82,802,325
Net increase (decrease) in net assets resulting from operations	(3,386,619)	147,170,000
Distributions to shareholders from:
Net investment income:
Class A	(54,611,175)	(50,323,389)
Class B	(952,368)	(1,587,698)
Class C	(11,540,273)	(9,266,851)
Advisor Class	(877,922)	(341,300)
Net realized gains:
Class A	(366,025)	—
Class B	(5,526)	—
Class C	(91,669)	—
Advisor Class	(7,967)	—
Total distributions to shareholders	(68,452,925)	(61,519,238)
Capital share transactions: (Note 2)
Class A	(46,593,985)	61,986,632
Class B	(19,247,662)	(15,049,955)
Class C	(1,722,226)	70,973,653
Advisor Class	13,075,008	12,578,775
Total capital share transactions	(54,488,865)	130,489,105
Net increase (decrease) in net assets	(126,328,409)	216,139,867
Net assets:
Beginning of year	1,572,325,831	1,356,185,964
End of year	$1,445,997,422	$1,572,325,831
Undistributed net investment income included in net assets:
End of year	$1,458,728	$2,328,171

188 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, seven of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective February 1, 2011, the Franklin Federal Limited-Term Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Class A & Advisor Class	Class A, Class C & Advisor Class
Franklin Federal Limited-Term Tax-Free Income Fund	Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin Massachusetts Tax-Free Income Fund

Class A, Class B, Class C & Advisor Class
Franklin High Yield Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Annual Report | 189

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a When-Issued Basis

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund’s application of those tax rules is subject to its understanding. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of February 28, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Each fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

190 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 191

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	12,293,945	$144,158,642	63,204,912	$736,824,122
Shares issued in reinvestment of
distributions	1,601,287	18,615,435	3,388,266	39,394,126
Shares redeemed	(10,746,413)	(123,739,507)	(56,037,915)	(651,693,793)
Net increase (decrease)	3,148,819	$39,034,570	10,555,263	$124,524,455
Year ended February 28, 2010
Shares sold	7,991,759	$88,642,025	66,347,269	$748,892,309
Shares issued in reinvestment of
distributions	1,450,733	16,078,372	2,684,864	30,420,972
Shares redeemed	(9,916,957)	(108,055,969)	(28,480,303)	(320,302,598)
Net increase (decrease)	(474,465)	$(3,335,572)	40,551,830	$459,010,683
Class C Shares:
Year ended February 28, 2011
Shares sold	2,941,997	$34,905,756	18,135,107	$212,081,002
Shares issued in reinvestment of
distributions	245,137	2,860,927	551,031	6,422,164
Shares redeemed	(2,440,739)	(28,071,859)	(9,670,299)	(111,547,290)
Net increase (decrease)	746,395	$9,694,824	9,015,839	$106,955,876
Year ended February 28, 2010
Shares sold	1,989,310	$22,220,698	16,109,032	$182,788,883
Shares issued in reinvestment of
distributions	199,621	2,222,422	285,504	3,249,520
Shares redeemed	(1,255,900)	(13,772,971)	(2,520,193)	(28,599,978)
Net increase (decrease)	933,031	$10,670,149	13,874,343	$157,438,425

192 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended February 28, 2011
Shares sold	320,102	$3,820,012	40,017,865	$473,005,449
Shares issued in reinvestment of
distributions	2,605	29,711	289,287	3,344,425
Shares redeemed	(173,336)	(1,964,143)	(14,718,966)	(169,695,669)
Net increase (decrease)	149,371	$1,885,580	25,588,186	$306,654,205
Year ended February 28, 2010[a]
Shares sold	236,421	$2,611,223	13,942,484	$158,042,416
Shares issued in reinvestment of
distributions	47	534	27,790	317,181
Shares redeemed	(17,129)	(195,282)	(2,019,454)	(23,192,056)
Net increase (decrease)	219,339	$2,416,475	11,950,820	$135,167,541

[a]For the period July 15, 2009 (effective date) to February 28, 2010 for the Franklin Double Tax-Free Income Fund.

	Franklin Federal		Franklin
	Limited-Term		High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	47,804,572	$494,798,400	97,296,734	$977,100,810
Shares issued in reinvestment
of distributions	685,744	7,097,403	19,020,088	189,973,012
Shares redeemed	(23,004,978)	(237,602,249)	(129,935,472)	(1,282,312,373)
Net increase (decrease)	25,485,338	$264,293,554	(13,618,650)	$(115,238,551)
Year ended February 28, 2010
Shares sold	29,888,601	$305,896,845	117,986,688	$1,119,081,032
Shares issued in reinvestment
of distributions	442,091	4,525,163	18,699,057	177,627,591
Shares redeemed	(11,838,520)	(121,185,035)	(74,575,160)	(710,031,992)
Net increase (decrease)	18,492,172	$189,236,973	62,110,585	$586,676,631
Class B Shares:
Year ended February 28, 2011
Shares sold			87,916	$890,508
Shares issued in reinvestment
of distributions			150,334	1,518,140
Shares redeemed			(3,614,227)	(36,439,830)
Net increase (decrease)			(3,375,977)	$(34,031,182)
Year ended February 28, 2010
Shares sold			370,865	$3,508,356
Shares issued in reinvestment
of distributions			269,663	2,563,555
Shares redeemed			(3,730,649)	(35,664,926)
Net increase (decrease)			(3,090,121)	$(29,593,015)
					Annual Report	|	193

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Federal		Franklin
	Limited-Term		High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 28, 2011
Shares sold			25,557,425	$261,096,346
Shares issued in reinvestment
of distributions			3,262,596	33,020,628
Shares redeemed			(25,514,255)	(254,166,873)
Net increase (decrease)			3,305,766	$39,950,101
Year ended February 28, 2010
Shares sold			33,253,253	$320,639,435
Shares issued in reinvestment
of distributions			2,892,508	27,866,718
Shares redeemed			(11,950,765)	(115,657,941)
Net increase (decrease)			24,194,996	$232,848,212
Advisor Class Shares:
Year ended February 28, 2011[a]
Shares sold	2,946,576	$30,202,812	65,791,811	$657,916,881
Shares issued in reinvestment
of distributions	4	45	2,870,710	28,789,706
Shares redeemed	(121,984)	(1,254,414)	(42,531,719)	(425,213,656)
Net increase (decrease)	2,824,596	$28,948,443	26,130,802	$261,492,931
Year ended February 28, 2010
Shares sold			59,264,698	$561,412,571
Shares issued in reinvestment
of distributions			1,348,347	13,040,176
Shares redeemed			(18,016,271)	(175,555,148)
Net increase (decrease)			42,596,774	$398,897,599

[a]For the period February 1, 2011 (effective date) to February 28, 2011 for Franklin Federal Limited-Term Tax-Free Income Fund.

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	40,461,619	$480,681,602	4,379,541	$50,773,125
Shares issued in reinvestment
of distributions	5,483,401	64,600,100	1,136,796	13,046,272
Shares redeemed	(41,266,084)	(479,840,027) (8,578,736)		(96,977,243)
Net increase (decrease)	4,678,936	$65,441,675	(3,062,399)	$(33,157,846)
Year ended February 28, 2010
Shares sold	37,711,031	$439,557,977	5,589,847	$63,681,155
Shares issued in reinvestment
of distributions	4,815,932	56,252,801	1,050,740	11,958,727
Shares redeemed	(24,242,807)	(281,796,380) (4,772,512)		(54,197,109)
Net increase (decrease)	18,284,156	$214,014,398	1,868,075	$21,442,773

194 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class B Shares:
Year ended February 28, 2011
Shares sold	46,629	$553,521
Shares issued in reinvestment
of distributions	70,178	834,287
Shares redeemed	(2,039,586)	(24,172,459)
Net increase (decrease)	(1,922,779)	$(22,784,651)
Year ended February 28, 2010
Shares sold	232,330	$2,716,768
Shares issued in reinvestment
of distributions	111,107	1,301,241
Shares redeemed	(1,752,344)	(20,576,307)
Net increase (decrease)	(1,408,907)	$(16,558,298)
Class C Shares:
Year ended February 28, 2011
Shares sold	15,866,963	$191,491,289	1,477,347	$17,369,988
Shares issued in reinvestment
of distributions	895,703	10,660,143	207,781	2,405,707
Shares redeemed	(11,583,274)	(134,862,862)	(1,407,681)	(16,026,548)
Net increase (decrease)	5,179,392	$67,288,570	277,447	$3,749,147
Year ended February 28, 2010
Shares sold	13,766,749	$162,844,477	1,820,204	$20,948,250
Shares issued in reinvestment
of distributions	573,630	6,784,479	173,740	1,994,839
Shares redeemed	(3,416,036)	(40,291,295)	(1,034,991)	(11,823,881)
Net increase (decrease)	10,924,343	$129,337,661	958,953	$11,119,208
Advisor Class Shares:
Year ended February 28, 2011
Shares sold	1,782,234	$21,003,725	304,882	$3,519,329
Shares issued in reinvestment
of distributions	26,203	303,387	1,017	11,327
Shares redeemed	(681,998)	(7,841,554)	(291,047)	(3,267,295)
Net increase (decrease)	1,126,439	$13,465,558	14,852	$263,361
Year ended February 28, 2010[a]
Shares sold	1,327,740	$15,276,985	392,659	$4,478,842
Shares issued in reinvestment
of distributions	6,463	75,797	21	243
Shares redeemed	(668,642)	(7,902,631)	(46,738)	(542,286)
Net increase (decrease)	665,561	$7,450,151	345,942	$3,936,799

[a]For the period July 1, 2009 (effective date) to February 28, 2010 for the Franklin Massachusetts Tax-Free Income Fund.

					Annual Report	|	195

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin New Jersey
	Tax-Free Income Fund
	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	20,185,765	$242,001,145
Shares issued in reinvestment of distributions	3,056,452	36,523,792
Shares redeemed	(27,621,919)	(325,118,922)
Net increase (decrease)	(4,379,702)	$(46,593,985)
Year ended February 28, 2010
Shares sold	20,715,015	$243,577,335
Shares issued in reinvestment of distributions	2,843,942	33,483,508
Shares redeemed	(18,345,754)	(215,074,211)
Net increase (decrease)	5,213,203	$61,986,632
Class B Shares:
Year ended February 28, 2011
Shares sold	9,060	$109,359
Shares issued in reinvestment of distributions	57,866	698,723
Shares redeemed	(1,658,524)	(20,055,744)
Net increase (decrease)	(1,591,598)	$(19,247,662)
Year ended February 28, 2010
Shares sold	27,392	$321,314
Shares issued in reinvestment of distributions	97,157	1,148,484
Shares redeemed	(1,398,263)	(16,519,753)
Net increase (decrease)	(1,273,714)	$(15,049,955)
Class C Shares:
Year ended February 28, 2011
Shares sold	6,003,031	$73,210,281
Shares issued in reinvestment of distributions	674,149	8,133,129
Shares redeemed	(7,012,230)	(83,065,636)
Net increase (decrease)	(335,050)	$(1,722,226)
Year ended February 28, 2010
Shares sold	8,406,224	$99,993,322
Shares issued in reinvestment of distributions	540,339	6,429,957
Shares redeemed	(2,996,420)	(35,449,626)
Net increase (decrease)	5,950,143	$70,973,653
Advisor Class Shares:
Year ended February 28, 2011
Shares sold	1,889,953	$22,850,704
Shares issued in reinvestment of distributions	11,993	139,920
Shares redeemed	(843,475)	(9,915,616)
Net increase (decrease)	1,058,471	$13,075,008
Year ended February 28, 2010
Shares sold	1,243,557	$14,507,876
Shares issued in reinvestment of distributions	2,466	29,025
Shares redeemed	(164,268)	(1,958,126)
Net increase (decrease)	1,081,755	$12,578,775

196 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $100 million
0.450%	Over $100 million, up to and including $250 million
0.425%	Over $250 million, up to and including $500 million
0.400%	In excess of $500 million

b. Administrative Fees

FT Services provides administrative services to the Funds. The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of its average daily net assets. Under an agreement with Advisers, the administrative fee for the Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, is paid by Advisers based on each fund’s average daily net assets, and is not an additional expense of the funds.

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds’ Class B and C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.15%	0.10%
Compensation Plans:
Class B	—	—	—	0.65%
Class C	0.65%	0.65%	—	0.65%

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class B	0.65%	—	0.65%
Class C	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$409,914	$557,801	$167,481	$1,702,830
Contingent deferred sales charges
retained	$38,648	$226,426	$127,631	$366,903

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements (continued)

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$1,161,222	$109,997	$402,583
Contingent deferred sales charges
retained	$221,066	$10,869	$112,974

e. Transfer Agent Fees

For the year ended February 28, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Transfer agent fees	$167,643	$514,848	$65,957	$1,904,139

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Transfer agent fees	$589,703	$117,646	$357,388

f. Waiver and Expense Reimbursements

FT Services and Advisers have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Federal Limited-Term Tax-Free Income Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the fund does not exceed 0.35% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until June 30, 2011.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2011, the capital loss carryforwards were as follows:

		Franklin	Franklin
	Franklin	Federal	Federal
	Double	Intermediate-	Limited-Term
	Tax-Free	Term Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards expiring in:
2012	$—	$2,156,839	$—
2013	200,921	373,568	—
2014	152,458	213,358	320,719
2015	134,018	361,303	321,499
2016	503,897	1,114,337	17,957
2017	944,001	6,237,620	—
2018	2,690,894	223,211	567
2019	853,373	1,793,931	—
	$5,479,562	$12,474,167	$660,742

	Franklin	Franklin
	High Yield	Insured
	Tax-Free	Tax-Free
	Income Fund	Income Fund
Capital loss carryforwards expiring in:
2012	$50,621,589	$—
2013	35,250,377	—
2014	7,711,279	—
2016	62,972,830	—
2017	15,478,643	36,012
2018	53,451,410	5,518,185
2019	583,369	—
	$226,069,497	$5,554,197

During the year ended February 28, 2011, the funds utilized capital loss carryforwards as follows:

Franklin Federal	Franklin	Franklin	Franklin
Limited-Term	Insured	Massachusetts	New Jersey
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund
$16,669	$785,189	$1,947,218	$1,578,810

On February 28, 2011, the Franklin High Yield Tax-Free Income Fund had expired capital loss carryforwards of $131,377,453, which were reclassified to paid-in capital.

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Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2011, deferred losses were as follows:

Franklin Federal	Franklin Federal	Franklin	Franklin	Franklin	Franklin
Intermediate-Term	Limited-Term	High Yield	Insured	Massachusetts	New Jersey
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund
$11,969,107	$1,490	$23,774,120	$16,220,718	$1,320,299	$5,159,837

The tax character of distributions paid during the years ended February 28, 2011 and 2010, was as follows:

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	2011	2010	2011	2010
Distributions paid from
tax exempt income	$28,228,129	$24,921,273	$73,965,874	$50,758,066

Franklin Federal

	Limited-Term		Franklin High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	2011	2010	2011	2010
Distributions paid from
tax exempt income	$10,576,543	$6,244,991	$383,821,439	$354,330,916

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	2011	2010	2011	2010
Distributions paid from:
Tax exempt income	$113,664,775	$101,487,860	$23,631,843	$23,079,309
Long term capital gain	—	—	1,052,743	—
	$113,664,775	$101,487,860	$24,684,586	$23,079,309

Franklin New Jersey Tax-Free

Income Fund
	2011	2010
Distributions paid from:
Tax exempt income	$67,983,354	$61,519,238
Long term capital gain	469,571	—
	$68,452,925	$61,519,238

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

At February 28, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin	Franklin Federal	Franklin Federal
	Double	Intermediate-	Limited-Term
	Tax-Free	Term Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$643,498,439	$2,259,102,442	$663,436,756

Unrealized appreciation	$9,859,016	$56,605,665	$7,307,431
Unrealized depreciation	(37,524,299)	(23,640,828)	(2,442,365)
Net unrealized appreciation (depreciation)	$(27,665,283)	$32,964,837	$4,865,066

Undistributed tax exempt income	$1,301,807	$1,154,834	$169,574
Undistributed ordinary income	—	2,821	—
Distributable earnings	$1,301,807	$1,157,655	$169,574

	Franklin	Franklin	Franklin
	High Yield	Insured	Massachusetts
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$7,214,187,504	$2,578,445,498	$535,854,684

Unrealized appreciation	$257,877,120	$39,539,311	$8,191,311
Unrealized depreciation	(557,198,217)	(114,890,537)	(20,807,839)
Net unrealized appreciation (depreciation)	$(299,321,097)	$(75,351,226)	$(12,616,528)

Undistributed tax exempt income	$8,750,945	$2,367,028	$238,545
Undistributed ordinary income	345,036	575	—
Undistributed long term capital gains	—	—	28,554
Distributable earnings	$9,095,981	$2,367,603	$267,099

	Franklin
	New Jersey
	Tax-Free
	Income Fund
Cost of investments	$1,465,262,236

Unrealized appreciation	$34,427,246
Unrealized depreciation	(63,324,005)
Net unrealized appreciation (depreciation)	$(28,896,759)

Undistributed tax exempt income	$2,338,298
Undistributed ordinary income	42,143
Distributable earnings	$2,380,441

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts, regulatory settlements and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2011, were as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Purchases	$141,933,486	$783,205,658	$305,007,540	$1,747,246,931
Sales	$81,723,690	$213,993,730	$29,745,000	$1,334,821,562

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$606,745,109	$107,529,779	$205,501,515
Sales	$447,095,546	$133,054,392	$245,613,523

6. CREDIT RISK AND DEFAULTED SECURITIES

At February 28, 2011, the Franklin High Yield Tax-Free Income Fund had 24.60% of its portfolio invested in high yield, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2011, the aggregate value of these securities represents less than 0.05% of the fund’s net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

7. CONCENTRATION OF RISK

The Franklin Double Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended February 28, 2011, the Funds did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securi- ties, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

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Notes to Financial Statements (continued)

9. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2011, all of the Funds’ investments in securities carried at fair value were in Level 2 inputs.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

Abbreviations

Selected Portfolio

1915 Act	-	Improvement Bond Act of 1915	ID	- Improvement District
ABAG	-	The Association of Bay Area Governments	IDA	- Industrial Development Authority/Agency
ACA	-	American Capital Access Holdings Inc.	IDAR	- Industrial Development Authority Revenue
ACES	-	Adjustable Convertible Exempt Security	IDB	- Industrial Development Bond/Board
AD	-	Assessment District	IDBR	- Industrial Development Board Revenue
AGMC	-	Assured Guaranty Municipal Corp.	IDR	- Industrial Development Revenue
AMBAC	-	American Municipal Bond Assurance Corp.	ISD	- Independent School District
BAN	-	Bond Anticipation Note	MAC	- Municipal Assistance Corp.
BHAC	-	Berkshire Hathaway Assurance Corp.	MBS	- Mortgage-Backed Security
CDA	-	Community Development Authority/Agency	MFHR	- Multi-Family Housing Revenue
CDD	-	Community Development District	MFMR	- Multi-Family Mortgage Revenue
CDR	-	Community Development Revenue	MFR	- Multi-Family Revenue
CFD	-	Community Facilities District	MTA	- Metropolitan Transit Authority
CIFG	-	CDC IXIS Financial Guaranty	NATL	- National Public Financial Guarantee Corp.
COP	-	Certificate of Participation	NATL RE	- National Public Financial Guarantee Corp. Reinsured
CRDA	-	Community Redevelopment Authority/Agency	PBA	- Public Building Authority
EDA	-	Economic Development Authority	PCC	- Pollution Control Corp.
EDC	-	Economic Development Corp.	PCFA	- Pollution Control Financing Authority
EDR	-	Economic Development Revenue	PCR	- Pollution Control Revenue
ETM	-	Escrow to Maturity	PFA	- Public Financing Authority
FGIC	-	Financial Guaranty Insurance Co.	PFAR	- Public Financing Authority Revenue
FHA	-	Federal Housing Authority/Agency	PSF	- Permanent School Fund
FICO	-	Financing Corp.	PUD	- Public Utility District
FNMA	-	Federal National Mortgage Association	RAN	- Revenue Anticipation Note
FRN	-	Floating Rate Note	RDA	- Redevelopment Agency/Authority
GARB	-	General Airport Revenue Bonds	RMR	- Residential Mortgage Revenue
GNMA	-	Government National Mortgage Association	SFMR	- Single Family Mortgage Revenue
GO	-	General Obligation	SF	- Single Family
HDA	-	Housing Development Authority/Agency	SFR	- Single Family Revenue
HDC	-	Housing Development Corp.	TRAN	- Tax and Revenue Anticipation Note
HFA	-	Housing Finance Authority/Agency	UHSD	- Unified/Union High School District
HFAR	-	Housing Finance Authority Revenue	USD	- Unified/Union School District
HFC	-	Housing Finance Corp.	XLCA	- XL Capital Assurance
HMR	-	Home Mortgage Revenue

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2011

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Franklin Tax-Free Trust

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund designates the maximum amount allowable but no less than $1,052,743 and $469,571, respectively as a long term capital gain dividend for the fiscal year ended February 28, 2011.

Under Section 852(b)(5)(A) of the Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2011. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2012, shareholders will be notified of amounts for use in preparing their 2011 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Harris J. Ashton (1932)	Trustee	Since 1984	130	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	106	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	130	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and allied
				products), RTI International Metals,
				Inc. (manufacture and distribution
				of titanium), Canadian National
				Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary,
Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	130	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

				Annual Report | 209

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen
and Address	Position	Time Served		by Board Member*	Other Directorships Held
Frank A. Olson (1932)	Trustee	Since 2005		130	Hess Corporation (exploration and
One Franklin Parkway					refining of oil and gas).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945)	Trustee	Since 2007		138	Cbeyond, Inc. (business communi-
One Franklin Parkway					cations provider) and The Southern
San Mateo, CA 94403-1906					Company (energy company).
Principal Occupation During Past 5 Years:
Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta
Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since		106	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee
		since 2008
Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and
formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice
President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines,
Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen
and Address	Position	Time Served		by Board Member*	Other Directorships Held
**Charles B. Johnson (1933)	Trustee and	Trustee since		130	None
One Franklin Parkway	Chairman of	1984	and
San Mateo, CA 94403-1906	the Board	Chairman of the
		Board since 1993
Principal Occupation During Past 5 Years:
Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin
Templeton Investments.

210 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
**Gregory E. Johnson (1961)	Trustee	Since 2007	88	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

James M. Davis (1952)	Chief	Chief Compliance	Not Applicable	Not Applicable
One Franklin Parkway	Compliance	Officer since 2004
San Mateo, CA 94403-1906	Officer and	and Vice
	Vice President	President – AML
	– AML	Compliance
	Compliance	since 2006
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During Past 5 Years:
Director Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Annual Report | 211

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947)	Vice President	Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since April 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Vice President	Since 2009	Not Applicable	Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

212 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.
Note 1: Charles B. Johnson is the father of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Prior to February 28, 2011, Frank W.T. LaHaye ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 213

Franklin Tax-Free Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund

214 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2010, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was in the upper half of its Lipper performance universe during 2010, with most being in the highest or second-highest quintile of such universe during such year and on an annualized basis for the previous three-, five- and 10-year periods as well. The Lipper reports showed the total return for many of such Funds was below the median of their performance universe during 2010, but that the total return of all such Funds was good on a long-term basis with each having total returns above the median of its respective performance universe

Annual Report | 215

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

during the previous 10-year period on an annualized basis. Franklin Federal Limited-Term Tax-Free Income Fund has not been in existence for 10 years, but its annualized five-year total return was in the highest or best performing quintile of its universe. Management explained that the one-year relative total return performance reflected the fact that the average maturity of investments in the portfolios of the Funds was generally longer than those of its performance universe peers. The Board expressed satisfaction with such performance, noting management’s explanation and the fact that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of their respective Lipper expense groups, with the exception of Franklin Insured Tax-Free Income Fund and Franklin Federal Intermediate-Term Tax-Free Income Fund whose fee rates were within two basis points of their respective expense group medians, and Franklin Federal Limited-Term Tax-Free Income Fund, whose actual management fees were below its expense group median as a result of fee waivers. The Lipper reports further showed that the actual total expense rates for all Funds were below the median of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation

216 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager’s own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with Franklin Federal Limited-Term Tax-Free Income Fund provides an initial fee of 0.70% on the first $100 million of assets; 0.65% on the next $150 million of assets; 0.625% on the next $250 million of assets; and 0.60% on assets in excess of $500 million. While the assets of such Fund at December 31, 2010, amounted to $658 million, its expenses continued to be subsidized through management fee waivers. The fee structure under the investment management agreement with each other Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter. In reviewing such structure, management stated its belief

Annual Report | 217

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

218 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN TAX-FREE TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

TF1 A 04/11

FEBRUARY 28, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

Sign up for electronic delivery on **franklintempleton.com**

TAX-FREE INCOME

FRANKLIN TAX-FREE TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Annual Report		Franklin Kentucky		Financial Highlights and
		Municipal Bond Market		Tax-Free Income Fund	35	Statements of Investments	86
		Overview	4	Franklin Louisiana		Financial Statements	153
		Investment Strategy and		Tax-Free Income Fund	42	Notes to Financial Statements	164
		Manager’s Discussion	6	Franklin Maryland		Report of Independent
		Franklin Alabama		Tax-Free Income Fund	50	Registered Public
		Tax-Free Income Fund	7	Franklin Missouri		Accounting Firm	181
		Franklin Florida		Tax-Free Income Fund	59	Tax Designation	182
		Tax-Free Income Fund	16	Franklin North Carolina		Board Members and Officers	183
		Franklin Georgia		Tax-Free Income Fund	68
						Shareholder Information	188
		Tax-Free Income Fund	26	Franklin Virginia
				Tax-Free Income Fund	77

Shareholder Letter

Dear Shareholder:

The 12-month period ended February 28, 2011, was typical of transitions between recessions and recoveries as the year under review endured pendulum swings in economic growth and investor sentiment. Although a 2.9% gross domestic product growth rate for 2010 reflected overall economic expansion, the road to that ultimate performance was, to say the least, bumpy and filled with anxiety.

The Great Recession may have been officially over in June 2009, but its effects still lingered, and the general consensus seemed to be that U.S. economic and employment growth will be tepid for a while. Unemployment climbed to a 9.8% peak before ending the Funds’ fiscal year at 8.9%; an improvement, certainly, but still an elevated level that accounts for considerable slack in the economy.1

Not all indicators moved in the same direction and at the same speed. While optimism among investors, economists and business leaders in the U.S. was beginning to firm up, a crisis of confidence in the eurozone erupted and undermined global equity markets throughout the summer. Investors worried about sovereign debt defaults and their potential effects on global economic growth. By the end of 2010, those fears had diminished, but the eurozone’s economic situation remained fragile.

In the U.S., the nascent economic recovery lacked momentum, so the Federal Reserve Board (Fed) embarked on a second round of economic stimulus using quantitative easing, or QE2, which comprised mostly more aggressive purchases of U.S. Treasury long-dated bonds. The Fed’s goal was to spur economic

1. Source: Bureau of Labor Statistics.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Not part of the annual report | 1

Annual Report

Municipal Bond Market Overview

For the 12 months ended February 28, 2011, the municipal bond market posted a mild gain of 1.72% as measured by the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade municipal securities.1 The gain was noteworthy considering the same index endured a record five consecutive months of negative total returns from September 2010 through January 2011. In comparison during the same period, Treasuries returned +3.71%, according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.1

For the first six months of the reporting period municipal bond performance was robust, supported by strong investor demand and generally low interest rates resulting in part from the Federal Reserve Board’s (Fed’s) accommodative stance. The market also benefited from lower-than-normal tax-exempt issuance due to the Build America Bonds (BAB) program. The BAB program allowed municipal issuers to sell their bonds in the taxable market and take advantage of a 35% federal government subsidy for all coupon payments made on those municipal bonds. Such taxable bonds, however, are not part of the Funds’ tax-free portfolios. This subsidy enabled municipalities to borrow at significantly lower net yields than they could otherwise obtain in the traditional tax-exempt municipal bond market, which dramatically reduced the supply of new tax-exempt bonds. Of the $433 billion in issuance for the year 2010, $275 billion, or 64%, was in the form of tax-exempt municipal bonds.2 For the year 2008 (prior to the BAB program), municipal issuance totaled $390 billion, with $341 billion, or 88%, in the form of tax-exempt municipal bonds.2

November, December and January were particularly challenging months for many fixed income markets as they pulled back sharply after the Fed announced its intention to implement a second round of quantitative easing (QE2) with a $600 billion bond buying program. During the three-month period the BC Municipal Bond Index: Long Component, which consists of 22-year and longer municipal securities, fell 8.58%, while the BC U.S. Treasury Index: Long Component, which tracks Treasuries with 10-year or longer maturities, dipped 7.07%.1

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. Source: Thomson Reuters.

4 | Annual Report

Several factors contributed to municipal bond market weakness:

  The market seemed dissatisfied that the Fed indicated it would target bonds with maturities of 10 years or less, which contributed to a sell-off in bonds with maturities longer than 10 years.
  Some observers felt QE2 was unnecessary and might even ignite inflation, which contributed to weakness in shorter term bonds. The municipal bond market pulled back as yields generally rose. This was exacerbated as market concerns led to investor redemptions, forcing further sell-offs.
  According to the Investment Company Institute, cash flows into munici- pal bond mutual funds during the reporting period first turned negative the week of November 10 and worsened in following weeks.
  For most of calendar year 2010, market participants had expected the BAB program to be extended beyond 2010, and they began to anticipate a larger-than-normal supply of municipal bonds going into year-end.
  This belief waned, however, as Republicans took over the majority of the House of Representatives and did not propose legislation that would continue the program.
  Market participants feared municipalities would concentrate their bor- rowing needs in tax-free bonds during 2011 as they no longer had the option of using BABs. During the first two months of 2011, however, new-issue supply in the municipal bond market was almost 50% less than in the first two months of 2010, suggesting the fear of a large tax-exempt supply in 2011 may have been unwarranted.2
  In December, Congress enacted an extension of tax cuts for all Americans, which further reduced demand for tax-exempt municipal bonds.
  Some observers raised concerns about the ability of municipal market borrowers to meet their debt obligations. High-profile and repetitive media coverage of such comments created panic among some investors.
  However, counterarguments citing the historically low level of municipal defaults alleviated these fears somewhat.

In February, reduced supply helped drive bond prices higher, and the market turned positive. Although the municipal bond market experienced recent, short-term volatility, we maintained a long-term perspective. In our view, the pullback in yields provided us opportunities to buy high-quality, essential use revenue and general obligation bonds at levels that may enhance the Funds’ income-earning potential.

The foregoing information reflects our analysis and opinions as of February 28, 2011, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Annual Report | 5

Investment Strategy and

Manager’s Discussion

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund’s portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve favored the use of longer term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Franklin Alabama Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Alabama Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Alabama Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.17 on February 28, 2010, to $10.66 on February 28, 2011. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 88.

Annual Report | 7

Dividend Distributions*
Franklin Alabama Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C
March 2010	3.90 cents	3.36 cents
April 2010	3.90 cents	3.36 cents
May 2010	3.90 cents	3.36 cents
June 2010	3.98 cents	3.47 cents
July 2010	3.98 cents	3.47 cents
August 2010	3.98 cents	3.47 cents
September 2010	3.98 cents	3.45 cents
October 2010	3.93 cents	3.40 cents
November 2010	3.93 cents	3.40 cents
December 2010	3.93 cents	3.39 cents
January 2011	3.93 cents	3.39 cents
February 2011	3.93 cents	3.39 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund’s Class A shares paid dividends totaling 47.57 cents per share for the same reporting period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.29% based on an annualization of the current 3.98 cent per share dividend and the maximum offering price of $11.13 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.95% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary.

State Update

Alabama’s manufacturing-based economy faced economic challenges over the 12-month period, but showed some signs of improvement as it expanded

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

8 | Annual Report

and benefited from improved consumer demand and an influx of military and civilian employees. Heavily reliant on the auto industry, the state’s transportation equipment manufacturing jobs make up a large part of the state’s employment. During the summer, some of the state’s major auto plants such as those of Mercedes-Benz and Hyundai returned to a five-day work week after being forced to scale back during the recession. ThyssenKrupp also contributed to employment in the state with the completion of a steel plant the company expected should create 1,800 new jobs during the period.3 The mining and logging, professional and business services, and leisure and hospitality industries added jobs as well. Most significantly, the Base Realignment and Closure Commission (BRAC) consolidated several functions to Huntsville’s Redstone Arsenal, which was projected to bring 8,700 new civilian and military jobs to the state.3 Several sectors lost jobs over the reporting period, including construction and information. Alabama’s unemployment rate in February 2011 was 9.3%, compared with the 8.9% national rate.4

Throughout fiscal year 2010, Alabama adjusted its budget to offset the effects of declining sales and income taxes. In April 2010, Alabama adopted its 2011 budget and ordered 12% across-the-board cuts for the state’s general fund budget.3 Alabama faced a $65 million budget shortfall by December.5 State officials discussed using rainy day funds and trimming the general fund and education budgets. On a positive note, Alabama was one of only five states that projected a balanced budget for 2012 as state officials predicted an increase in revenues with the influx of new jobs, particularly those created by the BRAC consolidation. It is unclear, however, how the BP oil spill in the Gulf of Mexico will impact revenues. The state’s net-tax supported debt was 2.4% of personal income and $796 per capita, compared with the national medians of 2.5% and $936.6

Independent credit rating agency Standard & Poor’s assigned Alabama’s general obligation debt a rating of AA with a stable outlook.7 The rating and outlook reflected the state’s large, diverse economic base and its solid financial management policies such as mandated cutbacks to protect against revenue shortfalls.

Portfolio Breakdown
Franklin Alabama Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	29.5%**
Hospital & Health Care	14.5%
General Obligation	10.4%
Subject to Government Appropriations	9.2%
Tax-Supported	8.3%
Refunded	8.2%
Higher Education	7.9%
Transportation	5.4%
Other Revenue	2.4%
Corporate-Backed	2.2%
Housing	2.0%

*Does not include short-term investments and other
net assets.
**The Fund may invest more than 25% in municipal
securities that finance similar types of projects such as
utilities. A change that affects one project may affect
all similar projects, thereby increasing market risk.

3. Source: Standard & Poor’s, “Alabama; General Obligation,” RatingsDirect, 5/10/10.
4. Source: Bureau of Labor Statistics.
5. Source: “State Faces Budget Shortfalls of $26.7 Billion,” The Wall Street Journal, 12/8/10.
6. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.
7. This does not indicate Standard & Poor’s rating of the Fund.

Annual Report | 9

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Performance Summary as of 2/28/11

Franklin Alabama Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRALX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.51	$10.66	$11.17
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4757
Class C (Symbol: FALEX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.51	$10.77	$11.28
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4118

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-0.38%	+	14.86%	+	49.88%
Average Annual Total Return[2]		-4.65%	+	1.92%	+	3.68%
Avg. Ann. Total Return (3/31/11)[3]		-5.56%	+	1.83%	+	3.53%
Distribution Rate[4]	4.29%
Taxable Equivalent Distribution Rate[5]	6.95%
30-Day Standardized Yield[6]	4.10%
Taxable Equivalent Yield[5]	6.64%
Total Annual Operating Expenses[7]	0.71%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-0.94%	+	11.79%	+	42.03%
Average Annual Total Return[2]		-1.90%	+	2.25%	+	3.57%
Avg. Ann. Total Return (3/31/11)[3]		-2.89%	+	2.17%	+	3.42%
Distribution Rate[4]	3.92%
Taxable Equivalent Distribution Rate[5]	6.35%
30-Day Standardized Yield[6]	3.73%
Taxable Equivalent Yield[5]	6.04%
Total Annual Operating Expenses[7]	1.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	2/28/11
1-Year	-4.65%
5-Year	+1.92%
10-Year	+3.68%

Class A (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,353
$12,589
Franklin Alabama Tax-Free Income Fund
BC Municipal Bond Index[4]
CPI[5]

Average Annual Total Return

Class C	2/28/11
1-Year	-1.90%
5-Year	+2.25%
10-Year	+3.57%

Class C (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
$15,960
$14,203
$12,589

3/01	2/03	2/05	2/07	2/09	2/11
Franklin Alabama Tax-Free Income Fund			BC Municipal Bond Index [8]		CPI[8]

12 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund’s Expenses

Franklin Alabama Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$951.20	$3.43
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.56
Class C
Actual	$1,000	$949.00	$6.09
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 15

Franklin Florida Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Florida Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes, and any Florida personal income taxes, as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Florida Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	6.3%
AA	38.3%
A	24.6%
BBB	20.1%
Below Investment Grade	0.7%
Not Rated	10.0%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.45 on February 28, 2010, to $11.08 on February 28, 2011. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 94.

16 | Annual Report

Dividend Distributions*
Franklin Florida Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C
March 2010	4.47 cents	3.94 cents	3.92 cents
April 2010	4.47 cents	3.94 cents	3.92 cents
May 2010	4.47 cents	3.94 cents	3.92 cents
June 2010	4.38 cents	3.87 cents	3.86 cents
July 2010	4.38 cents	3.87 cents	3.86 cents
August 2010	4.38 cents	3.87 cents	3.86 cents
September 2010	4.38 cents	3.86 cents	3.84 cents
October 2010	4.38 cents	3.86 cents	3.84 cents
November 2010	4.38 cents	3.86 cents	3.84 cents
December 2010	4.38 cents	3.84 cents	3.82 cents
January 2011	4.38 cents	3.84 cents	3.82 cents
February 2011	4.38 cents	3.84 cents	3.82 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund’s Class A shares paid dividends totaling 53.13 cents per share for the same period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.54% based on an annualization of the current 4.38 cent per share dividend and the maximum offering price of $11.57 on February 28, 2011. An investor in the 2011 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.98% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B and C shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 17

State Update

Florida enjoys a diverse economy with a strong tourist industry and has benefited from migration to the state for many years. The national recession, however, took a toll on migration and the state’s overall economy. Florida was one of the first states to fall into a housing crisis, and the real estate market downturn caused construction industry job losses over the period. The information and financial activities sectors shed employees as well. The state’s 11.5% unemployment rate was significantly higher than the 8.9% national average.3 Several sectors helped employment including mining and logging, leisure and hospitality, and education and health services.

Another economic challenge for Florida has been the Deepwater Horizon drill rig leased by energy company BP, which exploded and sank in the Gulf of Mexico, causing an oil spill that threatened the tourism industry. The state spent millions in mitigation grants from BP in clean-up campaigns and tourism marketing. Florida is monitoring the situation closely and will continue to spend additional grant money to assist with recovery.

Florida’s history of strong fiscal management helped stabilize its general fund revenues. Unlike many states, Florida ended fiscal year 2010 with a budget surplus of approximately $1.2 billion.4 But similar to most municipalities, the state fought ongoing challenges such as housing market weakness and reliance on economically sensitive sales tax. The slow economic recovery contributed to a significant $2.8 billion budget gap for the 2011 fiscal year. The governor closed the gap with one-time measures including federal stimulus funds, available trust funds and Indian gaming revenues. Spending reductions from corrections and health and human services also bridged the gap. In addition, the state reduced revenue estimates for fiscal year 2012 largely due to declining sales and corporate income taxes, as well as lower hospital and medical fees. Florida’s net tax-supported debt was 2.9% of personal income and $1,123 per capita, compared with the national medians of 2.5% and $936.5

Independent credit rating agency Standard & Poor’s assigned Florida’s general obligation bonds its highest rating of AAA with a negative outlook.6 The rating and outlook reflected the state’s continued economic and financial pressures, and its reliance on one-time measures to address budget imbalance. Florida’s strengths remain its quick response to declining revenues and strong reserves, although depleted over the past few years.

Portfolio Breakdown
Franklin Florida Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	22.5%
Transportation	16.2%
Refunded	11.5%
Subject to Government Appropriations	11.3%
Hospital & Health Care	10.0%
Tax-Supported	9.3%
General Obligation	7.8%
Other Revenue	5.0%
Housing	4.1%
Higher Education	2.3%

*Does not include short-term investments and other
net assets.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “Rating Update: Moody’s Affirms State of Florida General Obligation Bonds,”
8/10/10	.
5. Source: Moody’s Investors Service, “Special Comment	: 2010 State Debt Medians Report,” May 2010.
6. This does not indicate Standard & Poor’s rating of the Fund.

18 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 19

Performance Summary as of 2/28/11

Franklin Florida Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRFLX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.37	$11.08	$11.45
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5313
Class B (Symbol: FRFBX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.38	$11.17	$11.55
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4680
Class C (Symbol: FRFIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.38	$11.25	$11.63
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4659

20 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	1.38%	+	17.36%	+	53.96%
Average Annual Total Return[2]			-2.94%	+	2.36%	+	3.96%
Avg. Ann. Total Return (3/31/11)[3]			-3.68%	+	2.37%	+	3.81%
Distribution Rate[4]	4.54%
Taxable Equivalent Distribution Rate[5]	6.98%
30-Day Standardized Yield[6]	3.96%
Taxable Equivalent Yield[5]	6.09%
Total Annual Operating Expenses[7]	0.62%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.73%	+	14.16%	+	47.68%
Average Annual Total Return[2]			-3.14%	+	2.35%	+	3.98%
Avg. Ann. Total Return (3/31/11)[3]			-3.77%	+	2.35%	+	3.81%
Distribution Rate[4]	4.19%
Taxable Equivalent Distribution Rate[5]	6.45%
30-Day Standardized Yield[6]	3.61%
Taxable Equivalent Yield[5]	5.55%
Total Annual Operating Expenses[7]	1.17%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.70%	+	14.22%	+	45.71%
Average Annual Total Return[2]			-0.26%	+	2.70%	+	3.84%
Avg. Ann. Total Return (3/31/11)[3]			-0.82%	+	2.72%	+	3.70%
Distribution Rate[4]	4.15%
Taxable Equivalent Distribution Rate[5]	6.38%
30-Day Standardized Yield[6]	3.61%
Taxable Equivalent Yield[5]	5.55%
Total Annual Operating Expenses[7]	1.17%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 21

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the 2011 maximum federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 23

Your Fund’s Expenses

Franklin Florida Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

24 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$970.00	$3.03
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.11
Class B
Actual	$1,000	$966.70	$5.71
Hypothetical (5% return before expenses)	$1,000	$1,018.99	$5.86
Class C
Actual	$1,000	$966.80	$5.71
Hypothetical (5% return before expenses)	$1,000	$1,018.99	$5.86

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 25

Franklin Georgia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Georgia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Georgia Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	4.4%
AA	53.2%
A	27.8%
BBB	8.9%
Below Investment Grade	0.8%
Not Rated	4.9%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.92 on February 28, 2010, to $11.47 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 103.

26 | Annual Report

Dividend Distributions*
Franklin Georgia Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C
March 2010	4.12 cents	3.54 cents
April 2010	4.12 cents	3.54 cents
May 2010	4.12 cents	3.54 cents
June 2010	4.12 cents	3.58 cents
July 2010	4.12 cents	3.58 cents
August 2010	4.12 cents	3.58 cents
September 2010	4.12 cents	3.56 cents
October 2010	4.07 cents	3.51 cents
November 2010	4.07 cents	3.51 cents
December 2010	4.07 cents	3.48 cents
January 2011	4.07 cents	3.48 cents
February 2011	4.07 cents	3.48 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 49.52 cents per share for the same period.2 The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.24% based on an annualization of the current 4.23 cent per share dividend and the maximum offering price of $11.98 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 6.94% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 27

Portfolio Breakdown
Franklin Georgia Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	29.5%**
Hospital & Health Care	16.5%
Subject to Government Appropriations	14.2%
General Obligation	10.4%
Higher Education	7.5%
Transportation	7.3%
Refunded	6.1%
Tax-Supported	5.4%
Housing	2.5%
Corporate-Backed	0.3%
Other Revenue	0.3%

*Does not include short-term investments and other
net assets.
**The Fund may invest more than 25% in municipal
securities that finance similar types of projects such as
utilities. A change that affects one project may affect
all similar projects, thereby increasing market risk.

State Update

Georgia’s diverse economy faced economic headwinds during the reporting period with stubborn unemployment and declining revenues. Several sectors lost jobs including construction, which remained weak as the housing market struggled. Financial activities companies contracted as well and were among the hardest hit during the 12-month period. The state’s unemployment rate was 10.2% in February, compared with the 8.9% national average.3 Some sectors added jobs such as education and health services, and professional and business services. The trade and transportation sector also benefited from Atlanta Hartsfield Airport, the world’s busiest airport. Home to many large employers such as UPS and Delta Airlines, Georgia is well positioned to attract in-migration if the economy continues to recover.

Georgia’s strong financial management provided the state with some cushion even with 9.2% lower revenues in fiscal year 2010 compared with the prior year.4 Heading into the 2011 fiscal year, state officials closed a budget gap through various strategies such as expenditure reductions, remaining American Reinvestment and Recovery Act stimulus funds, and revenue enhancements. Georgia’s net tax-supported debt was 3.3% of personal income and $1,120 per capita, compared with the national medians of 2.5% and $936.5

Independent credit rating agency Standard & Poor’s (S&P) assigned Georgia’s general obligation debt its highest rating of AAA with a stable outlook.6 The rating and outlook reflected S&P’s assessment the state was well positioned to recover in the medium term but will need to make additional expense reductions if revenues do not improve rapidly.

3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor’s, “Summary, Georgia: General Obligation,” RatingsDirect, 10/4/10.
5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.
6. This does not indicate S&P’s rating of the Fund.

28 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 29

Performance Summary as of 2/28/11

Franklin Georgia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTGAX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.45	$11.47	$11.92
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4952
Class C (Symbol: FGAIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.45	$11.60	$12.05
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4270

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.33%	+	16.70%	+	51.36%
Average Annual Total Return[2]			-3.94%	+	2.24%	+	3.78%
Avg. Ann. Total Return (3/31/11)[3]			-4.64%	+	2.29%	+	3.63%
Distribution Rate[4]	4.24%
Taxable Equivalent Distribution Rate[5]	6.94%
30-Day Standardized Yield[6]	4.07%
Taxable Equivalent Yield[5]	6.66%
Total Annual Operating Expenses[7]	0.68%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.24%	+	13.52%	+	43.31%
Average Annual Total Return[2]			-1.21%	+	2.57%	+	3.66%
Avg. Ann. Total Return (3/31/11)[3]			-1.90%	+	2.63%	+	3.52%
Distribution Rate[4]	3.87%
Taxable Equivalent Distribution Rate[5]	6.33%
30-Day Standardized Yield[6]	3.72%
Taxable Equivalent Yield[5]	6.09%
Total Annual Operating Expenses[7]	1.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

30 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 31

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

32 | Annual Report

Your Fund’s Expenses

Franklin Georgia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 33

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$951.40	$3.29
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41
Class C
Actual	$1,000	$948.40	$5.94
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.16

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

34 | Annual Report

Franklin Kentucky Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.15 on February 28, 2010, to $10.78 on February 28, 2011. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 109.

Annual Report | 35

Dividend Distributions*
Franklin Kentucky Tax-Free Income Fund
Class A
Month	Dividend per Share
March 2010	3.80 cents
April 2010	3.80 cents
May 2010	3.80 cents
June 2010	3.75 cents
July 2010	3.75 cents
August 2010	3.75 cents
September 2010	3.75 cents
October 2010	3.75 cents
November 2010	3.75 cents
December 2010	3.75 cents
January 2011	3.75 cents
February 2011	3.75 cents

*Assumes shares were purchased and held for the entire
accrual period, which differs from the calendar month.
Since dividends accrue daily, your actual distributions
will vary depending on the date you purchased your
shares and any account activity. All Fund distributions
will vary depending upon current market conditions, and
past distributions are not indicative of future trends.

Fund’s Class A shares paid dividends totaling 45.42 cents per share for the same period.2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.05%. An investor in the 2011 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.63% from a taxable investment to match the Fund’s Class A tax-free distribution rate. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

Commonwealth Update

Kentucky’s economy continued to show signs of stabilization during the reporting period. Although the local unemployment rate improved from 10.9% at the beginning of the reporting period to 10.4% by period-end, it was higher than the national 8.9% rate.3 Ford and Toyota are major employers, but the commonwealth’s diverse of array of manufacturing jobs helped protect local employment levels from recent weakness in the auto sector.

Kentucky’s budget for fiscal year 2011 relied on federal stimulus funds, debt restructuring and spending cuts. Lawmakers closed a $100 million budget gap by shifting funds earmarked for Medicaid spending in 2012 to the 2011 budget.4 In December 2010, the commonwealth reported that after five consecutive quarters of declines, general fund revenues had grown for three quarters due to improved revenue collections from coal severance and corporate income taxes. Kentucky’s net tax-supported debt was 5.4% of personal income and $1,685 per capita, compared with the national medians of 2.5% and $936.5

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor’s, “Kentucky; General Obligation,” RatingsDirect, 2/23/11.

5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

36 | Annual Report

Independent credit rating agency Standard & Poor’s assigned the commonwealth’s general obligation debt a rating of AA- with a stable outlook.6 The rating reflected Kentucky’s weakened economic base, good fiscal management practices and balanced budget. The outlook reflected the commonwealth’s willingness to make budget cuts to overcome financial hurdles.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. This does not indicate Standard & Poor’s rating of the Fund.

Portfolio Breakdown
Franklin Kentucky Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	31.0%**
Subject to Government Appropriations	19.4%
Refunded	11.9%
Hospital & Health Care	9.9%
General Obligation	6.9%
Higher Education	6.7%
Transportation	5.5%
Housing	3.4%
Other Revenue	2.7%
Tax-Supported	2.6%

*Does not include short-term investments and other
net assets.
**The Fund may invest more than 25% in municipal
securities that finance similar types of projects such as
utilities. A change that affects one project may affect
all similar projects, thereby increasing market risk.

Annual Report | 37

Performance Summary as of 2/28/11

Franklin Kentucky Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRKYX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.37	$10.78	$11.15
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4542

Performance

Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge.

Class A: 4.25% maximum initial sales charge.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.72%	+	16.52%	+	50.62%
Average Annual Total Return[2]			-3.52%	+	2.21%	+	3.73%
Avg. Ann. Total Return (3/31/11)[3]			-4.01%	+	2.24%	+	3.57%
Distribution Rate[4]	4.05%
Taxable Equivalent Distribution Rate[5]	6.63%
30-Day Standardized Yield[6]	3.48%
Taxable Equivalent Yield[5]	5.70%
Total Annual Operating Expenses[7]	0.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

38 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctu-
ate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the 3.80 cent per share current monthly dividend and the maxi-
mum offering price of $11.26 per share on 2/28/11.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.
6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the inflation rate.

Annual Report | 39

Your Fund’s Expenses

Franklin Kentucky Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

40 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$962.50	$3.60
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71

*Expenses are calculated using the most recent six-month annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 41

Franklin Louisiana Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Louisiana Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	2.8%
AA	30.0%
A	34.1%
BBB	25.8%
Below Investment Grade	0.7%
Not Rated	6.6%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Louisiana Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.28 on February 28, 2010, to $10.91 on February 28, 2011. The Fund’s Class A shares paid dividends totaling 47.82 cents per share for the same period.2 The Performance Summary beginning on page 45 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 115.

42 | Annual Report

Dividend Distributions*
Franklin Louisiana Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C
March 2010	3.98 cents	3.43 cents
April 2010	3.98 cents	3.43 cents
May 2010	3.98 cents	3.43 cents
June 2010	3.98 cents	3.47cents
July 2010	3.98 cents	3.47 cents
August 2010	3.98 cents	3.47 cents
September 2010	3.98 cents	3.46 cents
October 2010	3.93 cents	3.41 cents
November 2010	3.93 cents	3.41 cents
December 2010	3.93 cents	3.37 cents
January 2011	3.93 cents	3.37 cents
February 2011	3.93 cents	3.37 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.31% based on an annualization of the current 4.09 cent per share dividend and the maximum offering price of $11.39 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 7.05% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

State Update

During the reporting period, Louisiana enjoyed a stronger economy than many other states largely due to disaster relief funds. BP provided the state with financial aid to compensate for property damage, lost wages and commercial losses resulting from the Deepwater Horizon oil rig leak and the drilling moratorium that followed. Employment for the clean-up effort helped offset job

Annual Report | 43

losses caused by the leak. The state also continued to receive federal money for the post-Hurricane Katrina relief effort. By period-end, Louisiana’s unemployment rate reached 7.9%, which was lower than the 8.9% national rate.3

Louisiana balanced its fiscal year 2011 budget using one-time revenues, federal stimulus funds and spending reductions. Near period-end, lawmakers announced tax collections for fiscal year 2011 showed improvement from the same period a year earlier. The state faced a $1.6 billion budget gap in fiscal year 2012 resulting mainly from the expiration of federal stimulus funds and rising Medicaid costs.4 The governor’s budget proposal in March 2010 was expected to include expenditure reductions and asset sales. Louisiana’s net tax-supported debt was 3.6% of personal income and $1,271 per capita compared with the national medians of 2.5% and $936.5

Independent credit rating agency Moody’s Investors Service assigned the state’s general obligation bonds a rating of Aa2 with a stable outlook.6 The rating and outlook reflected Louisiana’s strong financial position and healthy liquidity in recent years, primarily due to federal disaster relief and stimulus funds, while taking into consideration dwindling federal assistance and uncertainty about the state’s post-disaster economic recovery.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “New Issue: Moody’s Assigns Aa2 Rating to $300 Million State of Louisiana General Obligation Bonds Series 2011-A; Outlook is Stable,” 2/14/11.

5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

6. This does not indicate Moody’s rating of the Fund.

44 | Annual Report

Performance Summary as of 2/28/11

Franklin Louisiana Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FKLAX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.37	$10.91	$11.28
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4782
Class C (Symbol: FLAIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.37	$11.04	$11.41
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4137

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.92%	+	17.37%	+	52.00%
Average Annual Total Return[2]			-3.36%	+	2.37%	+	3.82%
Avg. Ann. Total Return (3/31/11)[3]			-4.08%	+	2.37%	+	3.69%
Distribution Rate[4]	4.31%
Taxable Equivalent Distribution Rate[5]	7.05%
30-Day Standardized Yield[6]	4.31%
Taxable Equivalent Yield[5]	7.05%
Total Annual Operating Expenses[7]	0.69%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.34%	+	14.19%	+	43.90%
Average Annual Total Return[2]			-0.63%	+	2.69%	+	3.71%
Avg. Ann. Total Return (3/31/11)[3]			-1.34%	+	2.70%	+	3.57%
Distribution Rate[4]	3.92%
Taxable Equivalent Distribution Rate[5]	6.42%
30-Day Standardized Yield[6]	3.96%
Taxable Equivalent Yield[5]	6.48%
Total Annual Operating Expenses[7]	1.24%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 45

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	2/28/11
1-Year	-3.36%
5-Year	+2.37%
10-Year	+3.82%

Class A (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,551
$12,589
Franklin Louisiana Tax-Free Income Fund
BC Municipal Bond Index
CPI

Average Annual Total Return

Class C	2/28/11
1-Year	-0.63%
5-Year	+2.69%
10-Year	+3.71%

Class C (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
$15,960
$14,390
$12,589

3/01	2/03	2/05	2/07	2/09	2/11
Franklin Louisiana Tax-Free Income Fund			BC Municipal Bond Index [8]		CPI[8]

46 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 47

Your Fund’s Expenses

Franklin Louisiana Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

48 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$957.30	$3.30
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41
Class C
Actual	$1,000	$954.20	$5.96
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.16

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 49

Franklin Maryland Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.30 on February 28, 2010, to $10.91 on February 28, 2011. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 122.

50 | Annual Report

Dividend Distributions*
Franklin Maryland Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	4.00 cents	3.45 cents	4.08 cents
April 2010	4.00 cents	3.45 cents	4.08 cents
May 2010	4.00 cents	3.45 cents	4.08 cents
June 2010	4.00 cents	3.48 cents	4.09 cents
July 2010	4.00 cents	3.48 cents	4.09 cents
August 2010	4.00 cents	3.48 cents	4.09 cents
September 2010	3.85 cents	3.31 cents	3.95 cents
October 2010	3.80 cents	3.26 cents	3.90 cents
November 2010	3.70 cents	3.16 cents	3.80 cents
December 2010	3.70 cents	3.14 cents	3.79 cents
January 2011	3.70 cents	3.14 cents	3.79 cents
February 2011	3.70 cents	3.14 cents	3.79 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund’s Class A shares paid dividends totaling 46.67 cents per share for the same period.2 The Performance Summary beginning on page 53 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.90% based on an annualization of the current 3.70 cent per share dividend and the maximum offering price of $11.39 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Maryland state and local personal income tax bracket of 40.66% would need to earn a distribution rate of 6.57% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 51

Portfolio Breakdown
Franklin Maryland Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Hospital & Health Care	19.8%
General Obligation	18.8%
Higher Education	13.6%
Utilities	12.8%
Transportation	11.2%
Housing	6.8%
Refunded	6.3%
Tax-Supported	5.1%
Other Revenue	4.9%
Subject to Government Appropriations	0.7%

*Does not include short-term investments and other
net assets.

State Update

Maryland’s economy expanded at a healthy pace during the reporting period. The state’s diversified, broad-based economy helped shield local employment levels from the full effects of the recession. During the period, most employment sectors resumed job growth. The state’s unemployment rate, at 7.1% in February 2011, remained lower than the 8.9% national rate.3

Maryland’s adopted budget for fiscal year 2011 contained a $2 billion budget shortfall that lawmakers addressed through budget reductions and fund transfers.4 Near period-end, lawmakers announced a projected 4.6% increase in general fund revenues for fiscal year 2011 based on better-than-expected revenue collections.4 Despite this growth, the governor’s proposed budget for fiscal year 2012 projected a $1.4 billion shortfall caused by a long-term structural gap, which he would address with spending cuts, fund transfers and pension reform.4 Maryland’s net tax-supported debt was 3.4% of personal income and $1,608 per capita, compared with the national medians of 2.5% and $936.5

Independent credit rating agency Standard & Poor’s assigned Maryland’s general obligation bonds its highest rating of AAA with a stable outlook.6 This rating and outlook reflected the state’s diverse economy, strong wealth levels, and historically strong financial and debt management policies.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “New Issue: Moody’s Assigns Aaa Rating to	$485 Million of Maryland G.O. Bonds,”
2/18/11	.
5. Source: Moody’s Investors Service, “Special Comment	: 2010 State Debt Medians Report,” May 2010.
6. This does not indicate Standard & Poor’s rating of the Fund.

52 | Annual Report

Performance Summary as of 2/28/11

Franklin Maryland Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FMDTX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.39	$10.91	$11.30
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4667
Class C (Symbol: FMDIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.38	$11.08	$11.46
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4014
Advisor Class (Symbol: n/a)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.39	$10.91	$11.30
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4776

Annual Report | 53

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.61%	+	15.01%	+	49.45%
Average Annual Total Return[2]			-3.65%	+	1.95%	+	3.65%
Avg. Ann. Total Return (3/31/11)[3]			-4.93%	+	1.85%	+	3.46%
Distribution Rate[4]	3.90%
Taxable Equivalent Distribution Rate[5]	6.57%
30-Day Standardized Yield[6]	4.09%
Taxable Equivalent Yield[5]	6.89%
Total Annual Operating Expenses[7]	0.66%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.12%	+	11.96%	+	41.61%
Average Annual Total Return[2]			-0.84%	+	2.28%	+	3.54%
Avg. Ann. Total Return (3/31/11)[3]			-2.22%	+	2.19%	+	3.35%
Distribution Rate[4]	3.49%
Taxable Equivalent Distribution Rate[5]	5.88%
30-Day Standardized Yield[6]	3.73%
Taxable Equivalent Yield[5]	6.29%
Total Annual Operating Expenses[7]	1.21%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.71%	+	15.17%	+	49.66%
Average Annual Total Return[2]		+	0.71%	+	2.87%	+	4.11%
Avg. Ann. Total Return (3/31/11)[3]			-0.62%	+	2.77%	+	3.93%
Distribution Rate[4]	4.17%
Taxable Equivalent Distribution Rate[5]	7.03%
30-Day Standardized Yield[6]	4.38%
Taxable Equivalent Yield[5]	7.38%
Total Annual Operating Expenses[7]	0.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

54 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 55

Performance Summary (continued)

Average Annual Total Return

Advisor Class[8]		2/28/11
1-Year	+	0.71%
5-Year	+	2.87%
10-Year	+	4.11%

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maxi-
mum offering price (NAV for Classes C and Advisor) per share on 2/28/11.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum com-
bined effective federal and Maryland state and local personal income tax rate of 40.66%, based on the federal income tax rate of 35.00%.
6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to
7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maxi-
mum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09
(commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.60%
and +5.67%.
9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the inflation rate.

56 | Annual Report

Your Fund’s Expenses

Franklin Maryland Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 57

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$948.80	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
Class C
Actual	$1,000	$946.00	$5.79
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor Class
Actual	$1,000	$949.20	$2.66
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

58 | Annual Report

Franklin Missouri Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Missouri Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	14.4%
AA	41.7%
A	21.0%
BBB	19.4%
Below Investment Grade	0.8%
Not Rated	2.7%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.98 on February 28, 2010, to $11.55 on February 28, 2011. The Fund’s Class A shares paid dividends totaling 50.57 cents per share for the same period.2 The Performance Summary beginning on page 62 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 129.

Annual Report | 59

Dividend Distributions*
Franklin Missouri Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	4.23 cents	3.64 cents	4.31 cents
April 2010	4.23 cents	3.64 cents	4.31 cents
May 2010	4.23 cents	3.64 cents	4.31 cents
June 2010	4.23 cents	3.69 cents	4.34 cents
July 2010	4.23 cents	3.69 cents	4.34 cents
August 2010	4.23 cents	3.69 cents	4.34 cents
September 2010	4.23 cents	3.67 cents	4.33 cents
October 2010	4.17 cents	3.61 cents	4.27 cents
November 2010	4.12 cents	3.56 cents	4.22 cents
December 2010	4.12 cents	3.54 cents	4.22 cents
January 2011	4.12 cents	3.54 cents	4.22 cents
February 2011	4.12 cents	3.54 cents	4.22 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

was 4.25% based on an annualization of the current 4.27 cent per share dividend and the maximum offering price of $12.06 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 6.96% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

State Update

During the reporting period, Missouri’s economy was slowly starting to recover from the effects of the national recession. The state’s unemployment rate was

60 | Annual Report

close to the national rate for most of the period, and reached 9.4% by period-end, which was higher than the 8.9% national rate.3 Reflecting national trends, Missouri’s construction, information, and mining and logging sectors contracted during the period. In contrast, the education and health services, financial activities, and manufacturing sectors had gains.

Missouri’s lawmakers adopted the fiscal year 2011 budget on time. A decline in revenue collections forced the state to revise the budget downward from the previous fiscal year’s spending levels. Near period-end, the governor submitted a $23.1 billion budget proposal for fiscal year 2012 that contained workforce reductions and cuts to education spending.4 Missouri’s net tax-supported debt was 2.2% of personal income and $780 per capita, compared with the national medians of 2.5% and $936.5

Independent credit rating agency Standard & Poor’s (S&P) assigned Missouri’s general obligation debt a rating of AAA with a stable outlook.6 The rating and outlook reflected S&P’s assessment that the state will continue to maintain its strong and diverse economic base, high reserve levels and strong financial management with the power to make midyear budgetary cuts as needed.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Columbia Missourian, “Update: Missouri Gov. Nixon Proposes Smaller State Budget,” 1/19/11. 5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010. 6. This does not indicate S&P’s rating of the Fund.

Portfolio Breakdown
Franklin Missouri Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	21.0%
Hospital & Health Care	16.1%
Tax-Supported	12.4%
Higher Education	10.7%
Transportation	8.7%
Subject to Government Appropriations	8.5%
Refunded	8.2%
Other Revenue	6.5%
General Obligation	5.2%
Corporate-Backed	1.7%
Housing	1.0%

*Does not include short-term investments and other
net assets.

Annual Report | 61

Performance Summary as of 2/28/11

Franklin Missouri Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRMOX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.43	$11.55	$11.98
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5057
Class C (Symbol: FMOIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.43	$11.64	$12.07
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4374
Advisor Class (Symbol: FRMZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.43	$11.55	$11.98
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5175

62 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.58%	+	16.36%	+	53.07%
Average Annual Total Return[2]			-3.68%	+	2.18%	+	3.90%
Avg. Ann. Total Return (3/31/11)[3]			-4.21%	+	2.24%	+	3.77%
Distribution Rate[4]	4.25%
Taxable Equivalent Distribution Rate[5]	6.96%
30-Day Standardized Yield[6]	3.96%
Taxable Equivalent Yield[5]	6.48%
Total Annual Operating Expenses[7]	0.65%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.01%	+	13.18%	+	45.01%
Average Annual Total Return[2]			-0.95%	+	2.51%	+	3.79%
Avg. Ann. Total Return (3/31/11)[3]			-1.47%	+	2.58%	+	3.65%
Distribution Rate[4]	3.89%
Taxable Equivalent Distribution Rate[5]	6.37%
30-Day Standardized Yield[6]	3.60%
Taxable Equivalent Yield[5]	5.89%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.68%	+	16.53%	+	53.29%
Average Annual Total Return[2]		+	0.68%	+	3.11%	+	4.36%
Avg. Ann. Total Return (3/31/11)[3]		+	0.23%	+	3.19%	+	4.24%
Distribution Rate[4]	4.53%
Taxable Equivalent Distribution Rate[5]	7.41%
30-Day Standardized Yield[6]	4.24%
Taxable Equivalent Yield[5]	6.94%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 63

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	2/28/11
1-Year	-3.68%
5-Year	+2.18%
10-Year	+3.90%

Class A (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,660
$12,589
Franklin Missouri Tax-Free Income Fund
BC Municipal Bond Index
CPI

Average Annual Total Return

Class C	2/28/11
1-Year	-0.95%
5-Year	+2.51%
10-Year	+3.79%

Class C (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
$15,960
$14,501
$12,589

3/01	2/03	2/05	2/07	2/09	2/11
Franklin Missouri Tax-Free Income Fund			BC Municipal Bond Index [9]		CPI[9]

64 | Annual Report

Performance Summary (continued)

Average Annual Total Return

Advisor Class[8]		2/28/11
1-Year	+	0.68%
5-Year	+	3.11%
10-Year	+	4.36%

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maxi-
mum offering price (NAV for Classes C and Advisor) per share on 2/28/11.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum com-
bined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of
35.00%.
6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to
7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maxi-
mum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09
(commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.11%
and +4.80%.
9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the inflation rate.

Annual Report | 65

Your Fund’s Expenses

Franklin Missouri Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

66 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$956.60	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class C
Actual	$1,000	$954.20	$5.77
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$956.30	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 67

Franklin North Carolina Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin North Carolina Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	17.4%
AA	44.9%
A	23.9%
BBB	12.8%
Below Investment Grade	0.1%
Not Rated	0.9%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin North Carolina Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.15 on February 28, 2010, to $11.73 on February 28, 2011. The Fund’s Class A shares paid dividends totaling 50.27 cents per share for the same period.2 The Performance Summary beginning on page 71 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 138.

68 | Annual Report

Dividend Distributions*
Franklin North Carolina Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	4.22 cents	3.63 cents	4.32 cents
April 2010	4.22 cents	3.63 cents	4.32 cents
May 2010	4.22 cents	3.63 cents	4.32 cents
June 2010	4.22 cents	3.67 cents	4.32 cents
July 2010	4.22 cents	3.67 cents	4.32 cents
August 2010	4.22 cents	3.67 cents	4.32 cents
September 2010	4.22 cents	3.64 cents	4.32 cents
October 2010	4.13 cents	3.55 cents	4.23 cents
November 2010	4.08 cents	3.50 cents	4.18 cents
December 2010	4.08 cents	3.49 cents	4.18 cents
January 2011	4.08 cents	3.49 cents	4.18 cents
February 2011	4.08 cents	3.49 cents	4.18 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

was 4.03% based on an annualization of the current 4.11 cent per share dividend and the maximum offering price of $12.25 on February 28, 2011. An investor in the 2011 maximum combined effective federal and North Carolina personal income tax bracket of 40.04% would need to earn a distribution rate of 6.72% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

State Update

North Carolina’s diverse economy showed modest signs of improvement as many sectors added jobs during the reporting period and unemployment trended down slightly. Manufacturing jobs, which make up nearly 11% of the state’s employment, showed positive growth by the end of the period. The professional and business services, leisure and hospitality, and financial activities

Annual Report | 69

Portfolio Breakdown
Franklin North Carolina
Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	21.1%
Hospital & Health Care	19.4%
Subject to Government Appropriations	12.4%
General Obligation	11.1%
Higher Education	10.8%
Transportation	9.0%
Tax-Supported	6.8%
Refunded	6.6%
Housing	1.1%
Other Revenue	0.9%
Corporate-Backed	0.8%

*Does not include short-term investments and other
net assets.

sectors boosted employment over the 12 months, while the construction and government sectors shed jobs. The state’s unemployment rate at period-end was 9.7%, compared with the 8.9% national rate.3

State revenues continued to decline over the period as economic weakness led to lower sales and income taxes. In June, the North Carolina General Assembly adjusted the 2010-2011 biennum budget down $703 million.4 To rebalance the budget, the state made $906 million in budget cuts mainly in health and human services, education and public safety.4 Federal stimulus funds were expected to contribute to balancing the budget as well. North Carolina’s budget cuts in fiscal year 2010 positioned the state to end the year with a 4% surplus.4 The state’s net tax-supported debt was 2.3% of personal income and $765 per capita, compared with the national medians of 2.5% and $936.5

Independent credit rating agency Moody’s Investors Service assigned North Carolina’s general obligation debt a rating of Aaa with a stable outlook.6 The rating and outlook reflected Moody’s assessment of the state’s prudent fiscal management and proactive responses to budget shortfalls.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “New Issue: Moody’s Assigns Aaa Rating to North Carolina’s $333 Million General Obligation Bonds Series 2010,” 9/20/10.

5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

6. This does not indicate Moody’s rating of the Fund.

70 | Annual Report

Performance Summary as of 2/28/11

Franklin North Carolina Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FXNCX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.42	$11.73	$12.15
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5027
Class C (Symbol: FNCIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.42	$11.88	$12.30
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4331
Advisor Class (Symbol: FNCZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.42	$11.73	$12.15
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5147

Annual Report | 71

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.63%	+	17.57%	+	54.37%
Average Annual Total Return[2]			-3.65%	+	2.39%	+	3.99%
Avg. Ann. Total Return (3/31/11)[3]			-4.41%	+	2.42%	+	3.86%
Distribution Rate[4]	4.03%
Taxable Equivalent Distribution Rate[5]	6.72%
30-Day Standardized Yield[6]	3.96%
Taxable Equivalent Yield[5]	6.60%
Total Annual Operating Expenses[7]	0.64%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.06%	+	14.35%	+	46.16%
Average Annual Total Return[2]			-0.91%	+	2.72%	+	3.87%
Avg. Ann. Total Return (3/31/11)[3]			-1.59%	+	2.76%	+	3.74%
Distribution Rate[4]	3.64%
Taxable Equivalent Distribution Rate[5]	6.07%
30-Day Standardized Yield[6]	3.60%
Taxable Equivalent Yield[5]	6.00%
Total Annual Operating Expenses[7]	1.19%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.73%	+	17.74%	+	54.60%
Average Annual Total Return[2]		+	0.73%	+	3.32%	+	4.45%
Avg. Ann. Total Return (3/31/11)[3]		+	0.02%	+	3.35%	+	4.32%
Distribution Rate[4]	4.30%
Taxable Equivalent Distribution Rate[5]	7.17%
30-Day Standardized Yield[6]	4.23%
Taxable Equivalent Yield[5]	7.05%
Total Annual Operating Expenses[7]	0.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

72 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 73

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and North Carolina personal income tax rate of 40.04%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.11% and +4.80%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

74 | Annual Report

Your Fund’s Expenses

Franklin North Carolina Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 75

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$957.00	$3.11
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.22
Class C
Actual	$1,000	$954.80	$5.77
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$957.50	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied 181/365 to reflect the one-half year period.

76 | Annual Report

Franklin Virginia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
Franklin Virginia Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	16.4%
AA	40.5%
A	26.0%
BBB	15.5%
Below Investment Grade	0.9%
Not Rated	0.7%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-
worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest;
includes ratings BB to D).
**Does not include short-term investments and other net assets.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Virginia Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.63 on February 28, 2010, to $11.18 on February 28, 2011. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 148.

Annual Report | 77

Dividend Distributions*
Franklin Virginia Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	4.05 cents	3.49 cents	4.13 cents
April 2010	4.05 cents	3.49 cents	4.13 cents
May 2010	4.05 cents	3.49 cents	4.13 cents
June 2010	4.05 cents	3.52 cents	4.14 cents
July 2010	4.05 cents	3.52 cents	4.14 cents
August 2010	4.05 cents	3.52 cents	4.14 cents
September 2010	4.05 cents	3.50 cents	4.15 cents
October 2010	3.96 cents	3.41 cents	4.06 cents
November 2010	3.96 cents	3.41 cents	4.06 cents
December 2010	3.96 cents	3.40 cents	4.07 cents
January 2011	3.96 cents	3.40 cents	4.07 cents
February 2011	3.96 cents	3.40 cents	4.07 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund’s Class A shares paid dividends totaling 48.43 cents per share for the same period.2 The Performance Summary beginning on page 80 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.12% based on an annualization of the current 4.01 cent per share dividend and the maximum offering price of $11.68 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.73% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

78 | Annual Report

Commonwealth Update

Virginia’s economy grew at a faster pace than the national average during the reporting period. The commonwealth’s large military presence and its proximity to the nation’s capital protected local employment levels from the full brunt of the recession. Virginia’s unemployment rate remained below the national rate throughout the period, and reached 6.4% by period-end, compared with the 8.9% national rate.3 The information and leisure and hospitality sectors lost jobs during the period. In contrast, all other sectors had gains.

The commonwealth’s legislators unanimously agreed on a series of revisions to Virginia’s $80.2 billion biennial budget at period-end.4 Growth in income and sales tax collections prompted lawmakers to restore some of the funding that was cut from education, health care and other public services during the recession. Virginia’s net tax-supported debt was 2.1% of personal income and $895 per capita, compared with the national medians of 2.5% and $936.5

Independent credit rating agency Standard & Poor’s assigned Virginia’s general obligation debt its highest rating of AAA with a stable outlook.6 The rating and outlook reflected the commonwealth’s strong and broad-based economy, good financial position and conservative financial management.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.
4. Source: The Virginian-Pilot, “State Budget Deal Reached; House, Senate Approve,” 2/27/11.
5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.
6. This does not indicate Standard & Poor’s rating of the Fund.

Portfolio Breakdown
Franklin Virginia Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	17.9%
Transportation	13.4%
Hospital & Health Care	13.0%
Other Revenue	12.3%
Higher Education	9.6%
Refunded	8.4%
General Obligation	8.1%
Tax-Supported	6.7%
Housing	6.1%
Subject to Government Appropriations	3.6%
Corporate-Backed	0.9%

*Does not include short-term investments and other
net assets.

Annual Report | 79

Performance Summary as of 2/28/11

Franklin Virginia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRVAX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.45	$11.18	$11.63
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4843
Class C (Symbol: FVAIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.45	$11.32	$11.77
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4180
Advisor Class (Symbol: FRVZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.45	$11.18	$11.63
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4958

80 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.24%	+	16.64%	+	51.52%
Average Annual Total Return[2]			-4.05%	+	2.23%	+	3.79%
Avg. Ann. Total Return (3/31/11)[3]			-4.76%	+	2.24%	+	3.65%
Distribution Rate[4]	4.12%
Taxable Equivalent Distribution Rate[5]	6.73%
30-Day Standardized Yield[6]	4.02%
Taxable Equivalent Yield[5]	6.56%
Total Annual Operating Expenses[7]	0.65%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.33%	+	13.55%	+	43.56%
Average Annual Total Return[2]			-1.29%	+	2.57%	+	3.68%
Avg. Ann. Total Return (3/31/11)[3]			-1.91%	+	2.60%	+	3.54%
Distribution Rate[4]	3.72%
Taxable Equivalent Distribution Rate[5]	6.07%
30-Day Standardized Yield[6]	3.66%
Taxable Equivalent Yield[5]	5.97%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.34%	+	16.81%	+	51.74%
Average Annual Total Return[2]		+	0.34%	+	3.16%	+	4.26%
Avg. Ann. Total Return (3/31/11)[3]			-0.31%	+	3.18%	+	4.12%
Distribution Rate[4]	4.40%
Taxable Equivalent Distribution Rate[5]	7.18%
30-Day Standardized Yield[6]	4.31%
Taxable Equivalent Yield[5]	7.04%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 81

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	2/28/11
1-Year	-4.05%
5-Year	+2.23%
10-Year	+3.79%

Class A (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,506
$12,589
Franklin Virginia Tax-Free Income Fund
BC Municipal Bond Index[3]
CPI[4]

Average Annual Total Return

Class C	2/28/11
1-Year	-1.29%
5-Year	+2.57%
10-Year	+3.68%

Class C (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
$15,960
$14,356
$12,589

3/01	2/03	2/05	2/07	2/09	2/11
Franklin Virginia Tax-Free Income Fund			BC Municipal Bond Index [9]		CPI[9]

82 | Annual Report

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +7.62% and +4.51%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 83

Your Fund’s Expenses

Franklin Virginia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

84 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$956.70	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class C
Actual	$1,000	$953.70	$5.76
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$957.30	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 85

Franklin Tax-Free Trust
Financial Highlights

Franklin Alabama Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.17	$10.59	$10.84	$11.51	$11.49
Income from investment operations[b]:
Net investment income[c]	0.47	0.48	0.48	0.47	0.48
Net realized and unrealized gains (losses)	(0.50)	0.58	(0.26)	(0.67)	0.02
Total from investment operations	(0.03)	1.06	0.22	(0.20)	0.50
Less distributions from net investment income	(0.48)	(0.48)	(0.47)	(0.47)	(0.48)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.66	$11.17	$10.59	$10.84	$11.51

Total return[f]	(0.38)%	10.14%	2.18%	(1.96)%	4.50%

Ratios to average net assets
Expenses	0.71%	0.71%	0.71%	0.71%	0.71%
Net investment income	4.25%	4.37%	4.40%	4.14%	4.23%

Supplemental data
Net assets, end of year (000’s)	$226,863	$244,860	$218,937	$230,439	$244,272
Portfolio turnover rate	11.32%	7.80%	20.42%	16.92%	16.04%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

86 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Alabama Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.28	$10.69	$10.93	$11.60	$11.58
Income from investment operations[b]:
Net investment income[c]	0.41	0.42	0.42	0.41	0.42
Net realized and unrealized gains (losses)	(0.51)	0.59	(0.25)	(0.68)	0.02
Total from investment operations	(0.10)	1.01	0.17	(0.27)	0.44
Less distributions from net investment income	(0.41)	(0.42)	(0.41)	(0.40)	(0.42)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.77	$11.28	$10.69	$10.93	$11.60

Total return[f]	(0.94)%	9.54%	1.59%	(2.39)%	3.89%

Ratios to average net assets
Expenses	1.26%	1.26%	1.26%	1.26%	1.26%
Net investment income	3.70%	3.82%	3.85%	3.59%	3.68%

Supplemental data
Net assets, end of year (000’s)	$47,345	$49,828	$41,651	$38,341	$38,094
Portfolio turnover rate	11.32%	7.80%	20.42%	16.92%	16.04%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 87

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.5%
Alabama 80.3%
Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
AMBAC Insured, 5.25%, 8/15/24	$1,755,000	$1,782,764
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	3,000,000	2,946,870
Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Series A,
AMBAC Insured, 5.00%, 8/15/23	4,435,000	4,358,319
Alabaster Sewer Revenue, NATL Insured, 5.00%, 4/01/29	2,055,000	1,895,244
Athens GO, wts., XLCA Insured, 5.00%, 2/01/36	2,560,000	2,447,514
Auburn University General Fee Revenue, Auburn University, Series A, AGMC Insured, 5.00%,
6/01/38	5,000,000	5,026,250
Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35	1,990,000	1,540,539
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A,
Assured Guaranty, 5.00%, 6/01/39	3,825,000	3,652,186
Birmingham Southern College Private Educational Building Authority Tuition Revenue,
Refunding, 5.35%, 12/01/19	900,000	756,414
Birmingham Special Care Facilities Financing Authority, Health Care Facility Revenue,
Children’s Hospital, Assured Guaranty, 6.00%, 6/01/39	4,000,000	4,149,520
Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%, 1/01/39	5,950,000	5,968,504
Butler County IDA Environmental Improvement Revenue, International Paper, Series A, 7.00%,
9/01/32	1,000,000	1,028,690
Butler County Public Education Cooperative District, Series A, XLCA Insured, 5.00%,
7/01/37	9,025,000	7,353,028
Central Elmore Water and Sewer Authority Revenue, Water, NATL Insured, 5.00%, 1/01/29	4,290,000	4,259,713
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy, Refunding, Series A,
Assured Guaranty, 5.00%,
8/01/30	5,250,000	5,344,447
8/01/37	5,000,000	4,794,700
Coffee County PBA Building Revenue, NATL Insured, 5.00%, 9/01/27	2,145,000	2,200,127
DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36	7,000,000	6,087,830
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	5,000,000	4,984,700
Series B, 5.50%, 9/01/33	4,500,000	4,622,220
Etowah County Board of Education Special Tax, School wts., AGMC Insured, 5.00%,
9/01/24	4,235,000	4,345,703
9/01/28	2,000,000	2,026,160
9/01/33	2,500,000	2,504,625
[a]Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29	1,500,000	1,234,860
Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
9/01/14	2,000,000	2,003,640
Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33	2,000,000	2,023,720
Houston County Health Care Authority Revenue, Refunding, Series A, AMBAC Insured, 5.25%,
10/01/30	5,000,000	4,373,100
Huntsville Health Care Authority Revenue, Series A, NATL Insured, Pre-Refunded,
5.40%, 6/01/22	4,000,000	4,295,960
5.50%, 6/01/27	3,820,000	4,107,188
Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center, Refunding and
Improvement, NATL Insured, 5.00%, 10/01/33	8,000,000	7,935,520

88 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Alabama (continued)
Jacksonville State University Revenue, Tuition and Fee, NATL Insured, 5.00%, 12/01/22	$3,000,000	$3,036,600
Jefferson County Limited Obligation School wts. Revenue, Series A, 5.00%, 1/01/24	2,000,000	1,658,840
Jefferson County Sewer Revenue, wts., ETM, 7.50%, 9/01/13	200,000	212,708
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty,
5.125%, 4/01/33	7,410,000	7,477,505
Limestone County Water and Sewer Authority Water Revenue,
AMBAC Insured, 5.00%, 12/01/29	1,540,000	1,427,888
AMBAC Insured, 5.00%, 12/01/31	3,910,000	3,533,741
Assured Guaranty, 5.00%, 12/01/39	3,750,000	3,531,975
Madison County Board of Education Capital Outlay GO, Tax Anticipation wts., Series A,
AMBAC Insured, 5.00%, 9/01/34	1,000,000	966,470
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts.,
Assured Guaranty, 5.125%, 9/01/34	600,000	594,738
Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36	2,455,000	2,155,785
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, Series A,
XLCA Insured, 4.75%, 12/01/31	7,500,000	7,230,900
Marshall County Health Care Authority GO, Refunding, AMBAC Insured, 4.75%, 2/01/33	3,000,000	2,260,800
Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32	2,170,000	2,061,305
Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC Insured,
Pre-Refunded, 5.125%, 3/01/31	4,980,000	4,980,000
Mobile GO, wts., 5.50%, 2/15/30	2,000,000	2,028,740
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A,
Assured Guaranty, 5.00%, 3/01/33	6,500,000	6,511,375
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Mobile Water, BHAC Insured,
5.00%, 1/01/36	10,000,000	9,957,000
Moulton Water Works Board Water Revenue, NATL Insured, 5.375%, 1/01/32	1,935,000	1,890,998
Opelika Water Board Revenue, Assured Guaranty, 5.00%, 6/01/37	3,000,000	3,008,190
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, 5.00%,
5/15/35	2,000,000	1,895,080
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	1,948,800
Selma IDBR, Gulf Opportunity Zone, International Paper Co., Series A, 5.80%, 5/01/34	3,000,000	2,906,910
Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33	2,610,000	2,482,110
Tallassee GO, Water Gas and Sewer wts., AMBAC Insured,
5.25%, 5/01/31	465,000	466,679
Pre-Refunded, 5.25%, 5/01/31	670,000	681,973
Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing
LLC Project, Series A, CIFG Insured, 5.00%, 9/01/32	5,000,000	4,771,900
Trussville GO, wts., Series A, NATL RE, FGIC Insured, 5.00%, 10/01/36	4,740,000	4,645,958
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%,
7/01/38	5,000,000	5,428,750
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
5.00%, 9/01/41	9,000,000	7,884,540
University of Montevallo Revenue, AGMC Insured, Pre-Refunded, 5.30%, 5/01/22	1,940,000	1,975,153
University of North Alabama Revenue, Student Housing, NATL RE, FGIC Insured, 5.00%,
11/01/29	2,995,000	2,987,602

Annual Report | 89

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Alabama (continued)
University of South Alabama University Revenues, Facilities, Capital Improvement,
BHAC Insured, 5.00%, 8/01/38	$5,000,000	$4,854,550
Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
5.65%, 11/01/22	3,465,000	2,632,672
		220,138,290
U.S. Territories 18.2%
Puerto Rico 18.2%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	1,000,000	938,780
Puerto Rico Commonwealth GO, Public Improvement,
AGMC Insured, Pre-Refunded, 5.125%, 7/01/30	1,885,000	1,915,084
Refunding, AGMC Insured, 5.25%, 7/01/27	1,005,000	1,004,940
Refunding, AGMC Insured, 5.125%, 7/01/30	1,115,000	1,077,112
Series A, 5.125%, 7/01/31	3,550,000	3,551,846
Series A, Pre-Refunded, 5.125%, 7/01/31	1,450,000	1,473,142
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding,
Series M, 5.00%, 7/01/46	2,500,000	2,062,700
Series N, Assured Guaranty, 5.25%, 7/01/36	10,335,000	9,727,922
Puerto Rico Electric Power Authority Power Revenue,
Series TT, 5.00%, 7/01/37	3,000,000	2,563,020
Series WW, 5.50%, 7/01/38	3,350,000	3,051,448
Series XX, 5.25%, 7/01/40	7,500,000	6,550,050
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.25%, 7/01/27	760,000	750,105
Refunding, Series G, 5.00%, 7/01/26	1,000,000	977,940
Series D, Pre-Refunded, 5.25%, 7/01/27	2,305,000	2,444,614
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub., Series A,
5.75%, 8/01/37	2,000,000	1,981,120
5.375%, 8/01/39	1,500,000	1,378,515
6.00%, 8/01/42	8,500,000	8,516,150
Total U.S. Territories		49,964,488
Total Municipal Bonds (Cost $281,831,348) 98.5%		270,102,778
Other Assets, less Liabilities 1.5%		4,104,771
Net Assets 100.0%		$274,207,549

See Abbreviations on page 180.

aSecurity has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2011, the value of this security was $1,234,860, representing 0.45% of net assets.

90 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Florida Tax-Free Income Fund
			Year Ended February 28,
Class A	Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year		$11.45	$10.90	$11.17	$11.94	$11.93
Income from investment operations[b]:
Net investment income[c]		0.53	0.53	0.53	0.53	0.53
Net realized and unrealized gains (losses)		(0.37)	0.55	(0.27)	(0.74)	0.02
Total from investment operations		0.16	1.08	0.26	(0.21)	0.55
Less distributions from:
Net investment income		(0.53)	(0.53)	(0.52)	(0.53)	(0.54)
Net realized gains		—	—	(0.01)	(0.03)	—
Total distributions		(0.53)	(0.53)	(0.53)	(0.56)	(0.54)
Redemption fees[d]		—	—	—[e]	—[e]	—[e]
Net asset value, end of year		$11.08	$11.45	$10.90	$11.17	$11.94

Total return[f]		1.38%	10.09%	2.37%	(1.83)%	4.64%

Ratios to average net assets
Expenses		0.62%	0.62%	0.62%	0.61%	0.61%
Net investment income		4.62%	4.74%	4.77%	4.51%	4.51%

Supplemental data
Net assets, end of year (000’s)		$1,015,181	$1,137,684	$1,155,202	$1,279,340	$1,476,477
Portfolio turnover rate		11.13%	9.22%	10.74%	6.85%	6.90%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 91

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Florida Tax-Free Income Fund
		Year Ended February 28,
Class B	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.55	$10.99	$11.25	$12.02	$12.01
Income from investment operations[b]:
Net investment income[c]	0.47	0.48	0.47	0.47	0.47
Net realized and unrealized gains (losses)	(0.38)	0.55	(0.26)	(0.75)	0.01
Total from investment operations	0.09	1.03	0.21	(0.28)	0.48
Less distributions from:
Net investment income	(0.47)	(0.47)	(0.46)	(0.46)	(0.47)
Net realized gains	—	—	(0.01)	(0.03)	—
Total distributions	(0.47)	(0.47)	(0.47)	(0.49)	(0.47)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.17	$11.55	$10.99	$11.25	$12.02

Total return[f]	0.73%	9.50%	1.89%	(2.43)%	4.12%

Ratios to average net assets
Expenses	1.17%	1.17%	1.17%	1.16%	1.16%
Net investment income	4.07%	4.19%	4.22%	3.96%	3.96%

Supplemental data
Net assets, end of year (000’s)	$12,059	$26,305	$36,536	$47,654	$59,481
Portfolio turnover rate	11.13%	9.22%	10.74%	6.85%	6.90%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

92 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Florida Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.63	$11.06	$11.32	$12.09	$12.07
Income from investment operations[b]:
Net investment income[c]	0.47	0.48	0.48	0.47	0.48
Net realized and unrealized gains (losses)	(0.38)	0.56	(0.27)	(0.75)	0.01
Total from investment operations	0.09	1.04	0.21	(0.28)	0.49
Less distributions from:
Net investment income	(0.47)	(0.47)	(0.46)	(0.46)	(0.47)
Net realized gains	—	—	(0.01)	(0.03)	—
Total distributions	(0.47)	(0.47)	(0.47)	(0.49)	(0.47)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.25	$11.63	$11.06	$11.32	$12.09

Total return[f]	0.70%	9.53%	1.86%	(2.41)%	4.18%

Ratios to average net assets
Expenses	1.17%	1.17%	1.17%	1.16%	1.15%
Net investment income	4.07%	4.19%	4.22%	3.96%	3.97%

Supplemental data
Net assets, end of year (000’s)	$112,199	$119,496	$109,884	$115,863	$136,712
Portfolio turnover rate	11.13%	9.22%	10.74%	6.85%	6.90%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 93

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.8%
Florida 90.3%
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Healthcare
Project,
Refunding, Series D-1, 6.50%, 12/01/19	$1,215,000	$1,340,558
Refunding, Series D-1, 6.75%, 12/01/22	1,000,000	1,085,730
Series D-2, 6.75%, 12/01/30	5,000,000	5,241,600
Alachua County School Board COP, AMBAC Insured,
5.00%, 7/01/21	1,000,000	1,013,950
Pre-Refunded, 5.00%, 7/01/21	1,000,000	1,025,300
Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
Project,
7.00%, 4/01/39	2,000,000	2,127,740
NATL Insured, 5.00%, 4/01/26	5,000,000	4,745,800
Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11	4,415,000	4,467,009
Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova
Southeastern University, Refunding, Series B, 5.60%, 4/01/29	3,180,000	2,961,057
Broward County HFA,
MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34	3,000,000	2,781,120
MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33	1,980,000	1,940,855
MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39	5,730,000	5,493,809
MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29	990,000	916,037
MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39	1,980,000	1,776,733
SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29	195,000	56,205
Broward County HFAR, Series D, GNMA Secured, 7.375%, 6/01/21	40,000	40,048
Broward County School Board COP, Series A, AGMC Insured, 5.00%, 7/01/26	21,500,000	21,677,160
Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34	2,200,000	2,224,574
Celebration CDD, Special Assessment, Series A, NATL Insured, 5.50%, 5/01/18	1,095,000	1,098,570
Citizens Property Insurance Corp. Revenue, High-Risk Account, Senior Secured, Series A-1,
6.00%, 6/01/17	5,000,000	5,452,200
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
8/15/23	8,115,000	7,990,759
Clearwater Water and Sewer Revenue, Series A, 5.25%, 12/01/39	2,000,000	2,005,400
Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
NATL Insured, 5.80%, 5/01/16	5,980,000	5,987,116
Dade County Aviation Revenue, Miami International Airport, Series C, AGMC Insured, 5.125%,
10/01/27	9,550,000	9,552,197
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, 5.25%,
7/01/35	10,000,000	9,653,100
Enterprise CDD, Water and Sewer Revenue, NATL Insured, 5.50%, 5/01/26	3,000,000	3,019,110
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital Inc.
Project, Series A, 6.00%, 8/15/36	11,000,000	10,140,350
Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project,
Refunding, NATL Insured, 5.00%, 6/01/31	6,580,000	5,538,386
Florida HFAR,
Homeowner Mortgage, Series 1, NATL Insured, 5.625%, 7/01/17	1,160,000	1,161,276
Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37	5,000,000	4,986,050
Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37	2,000,000	1,994,440

94 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Florida HFC Revenue,
Brenwood Trace Apartments, Series E-1, AGMC Insured, 5.65%, 6/01/19	$1,220,000	$1,226,063
Brenwood Trace Apartments, Series E-1, AGMC Insured, 5.80%, 12/01/38	4,860,000	4,861,701
Capital Appreciation, Homeowner Mortgage, Series 4, AGMC Insured, zero cpn.,
7/01/30	1,575,000	421,565
Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32	3,415,000	3,431,597
Deferred Interest, Homeowner Mortgage, Series 1, NATL Insured, zero cpn., 7/01/17	825,000	576,667
Deferred Interest, Homeowner Mortgage, Series 2, NATL Insured, zero cpn., 1/01/29	8,290,000	2,985,726
Homeowner Mortgage, Series 4, AGMC Insured, 6.25%, 7/01/22	1,030,000	1,030,700
Homeowner Mortgage, Series 4, GNMA Secured, 6.375%, 7/01/38	3,935,000	4,063,399
Housing-Waverly Apartments, Series C-1, AGMC Insured, 6.50%, 7/01/40	3,000,000	3,029,580
Florida Higher Educational Facilities Financing Authority Revenue,
Bethune Cookman University, Refunding, 5.375%, 7/01/32	3,500,000	3,352,020
Nova Southeastern University, 6.375%, 4/01/31	2,750,000	2,745,188
Rollins College Project, 5.00%, 12/01/37	10,000,000	9,342,800
Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
5.00%, 2/01/21	1,355,000	1,358,171
Florida Ports Financing Commission Revenue, State Transportation Trust Fund, Intermodal
Program, NATL RE, FGIC Insured, 5.50%, 10/01/23	7,000,000	7,045,220
Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
Series D, 6.00%, 6/01/23	15,000,000	18,271,950
Series G, NATL RE, FGIC Insured, 5.00%, 6/01/31	5,000,000	5,031,250
Florida State Board of Education GO,
Series A, 5.50%, 6/01/38	10,000,000	10,347,300
Series F, NATL Insured, 5.00%, 6/01/28	14,405,000	14,673,221
Florida State Board of Education Lottery Revenue, Series A, NATL RE, FGIC Insured, 5.00%,
7/01/20	6,000,000	6,398,940
Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
Series A, NATL Insured, 5.00%, 7/01/21	4,000,000	4,159,240
Florida State Governmental Utility Authority Utility Revenue, Lehigh Utility System, Refunding,
5.25%, 10/01/40	5,000,000	4,646,250
Florida State Mid-Bay Bridge Authority Revenue,
Exchangeable, Refunding, Series D, 6.10%, 10/01/22	7,485,000	7,518,383
Exchangeable, Series A, 5.95%, 10/01/13	1,635,000	1,635,670
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,316,569
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	5,446,648
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,310,050
Series A, ETM, 6.875%, 10/01/22	6,000,000	7,833,480
Florida State Municipal Power Agency Revenue,
All Requirements Power Supply Project, Series A, 5.00%, 10/01/31	6,000,000	5,931,360
All Requirements Power Supply Project, Series A, 6.25%, 10/01/31	2,000,000	2,159,540
Stanton II Project, Refunding, AMBAC Insured, 5.00%, 10/01/26	5,000,000	5,027,650
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,122,640
Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Refunding,
Series A, 5.00%, 7/01/35	5,000,000	4,855,750
Fort Lauderdale Water and Sewer Revenue,
5.00%, 9/01/35	24,090,000	24,209,245
NATL Insured, 5.00%, 9/01/31	8,315,000	8,462,758

Annual Report | 95

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Florida Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Florida (continued)
	Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%,
	9/01/32	$1,500,000	$1,585,125
	Fort Pierce Utilities Authority Revenue,
	AMBAC Insured, 5.00%, 10/01/27	7,000,000	7,061,880
	Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	1,971,018
	Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	1,566,769
	Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	1,762,196
	Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	1,644,199
	Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	1,293,747
	Greater Orlando Aviation Authority Orlando Airport Facilities Revenue,
	Refunding, Series C, 5.00%, 10/01/39	4,250,000	3,986,075
	Series A, 5.00%, 10/01/39	5,000,000	4,752,050
	Halifax Hospital Medical Center Hospital Revenue,
	Refunding and Improvement, Series A, 5.00%, 6/01/38	11,395,000	9,580,118
	Series B-1, AGMC Insured, 5.50%, 6/01/38	10,000,000	9,447,200
	Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35	10,000,000	8,933,000
	Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
	5.30%, 12/20/18	1,045,000	1,049,420
	Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Series A,
Pre	-Refunded, 6.00%, 11/15/31	16,000,000	16,771,200
	Hillsborough County Assessment Revenue, Capacity Assessment Special, AGMC Insured,
	5.125%, 3/01/20	1,000,000	1,004,280
	Hillsborough County Aviation Authority Revenue, Series B, Assured Guaranty, 5.00%,
	10/01/33	5,465,000	5,348,978
	10/01/38	6,725,000	6,359,564
	Hillsborough County IDA, PCR, Tampa Electric Co. Project,
	Refunding, 5.50%, 10/01/23	16,000,000	16,104,800
	Series A, 5.65%, 5/15/18	6,500,000	7,197,190
	Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series B, 5.40%,
	10/01/28	7,000,000	6,589,940
	Hillsborough County School Board COP, Master Lease Program, Series B, NATL Insured,
	5.00%, 7/01/29	10,000,000	9,904,600
	Jacksonville Capital Improvement Revenue,
	Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25	3,460,000	3,503,838
	Series A, AMBAC Insured, 5.00%, 10/01/30	10,000,000	10,016,100
	Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, NATL RE,
	FGIC Insured, 5.00%, 10/01/32	17,250,000	17,025,232
	Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23	5,000,000	5,058,750
	Jacksonville Transportation Revenue, NATL Insured,
	5.25%, 10/01/29	17,955,000	18,276,754
	5.00%, 10/01/31	25,000,000	24,808,500
	Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15	5,000,000	5,017,550
	Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30	5,000,000	4,767,800
	Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14	5,770,000	5,448,265
	Lakeland Hospital System Revenue, Lakeland Regional Health System, Pre-Refunded,
	5.75%, 11/15/27	6,925,000	7,582,044
	5.50%, 11/15/32	12,070,000	13,164,387

96 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Lee County Airport Revenue,
Refunding, AGMC Insured, 5.00%, 10/01/33	$5,000,000	$4,689,550
Series A, AGMC Insured, 6.00%, 10/01/32	11,405,000	11,486,090
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	4,150,000	3,749,484
Marion County Utility System Revenue,
NATL RE, FGIC Insured, 5.00%, 12/01/31	5,000,000	4,980,450
Series A, NATL Insured, 5.00%, 12/01/28	5,000,000	5,068,700
Melbourne Water and Sewer Revenue, Capital Appreciation,
FGIC Insured, ETM, zero cpn., 10/01/26	1,500,000	748,800
Refunding, Series B, NATL RE, FGIC Insured, zero cpn., 10/01/22	1,785,000	955,635
Refunding, Series B, NATL RE, FGIC Insured, zero cpn., 10/01/26	4,500,000	1,816,245
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	7,000,000	7,000,000
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	3,829,880
Miami Special Obligation, Marlins Stadium Project, Series A, AGMC Insured, 5.25%,
7/01/35	5,000,000	4,749,550
Miami Special Obligation Revenue, 5.625%, 1/01/39	15,000,000	14,418,300
Miami-Dade County Aviation Revenue, Miami International Airport,
Hub of the Americas, Refunding, NATL RE, FGIC Insured, 5.375%, 10/01/27	5,000,000	4,916,350
Hub of the Americas, Refunding, NATL RE, FGIC Insured, 5.375%, 10/01/32	5,000,000	4,704,900
Hub of the Americas, Refunding, Series A, XLCA Insured, 5.00%, 10/01/37	10,000,000	8,247,700
Refunding, Series A, 5.375%, 10/01/35	7,500,000	7,150,875
Refunding, Series A, 5.50%, 10/01/36	5,000,000	4,826,850
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	5,770,000	5,304,765
Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%,
7/01/33	5,000,000	5,271,200
Miami-Dade County Health Facilities Authority Hospital Revenue, Miami Children’s Hospital,
Refunding, Series A, 6.125%, 8/01/42	4,000,000	3,915,160
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
5.25%, 10/01/19	425,000	425,026
5.40%, 10/01/33	1,490,000	1,330,376
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
NATL Insured, 5.00%, 6/01/35	10,000,000	8,675,900
Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34	5,000,000	4,830,500
Miami-Dade County Special Obligation Revenue,
Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35	5,000,000	4,545,450
sub. bond, Series B, NATL Insured, zero cpn., 10/01/36	5,635,000	913,828
sub. bond, Series C, NATL Insured, zero cpn., 10/01/28	8,305,000	2,753,606
sub. lien, Refunding, Series A, NATL Insured, zero cpn., 10/01/25	22,365,000	8,902,165
Miami-Dade County Water and Sewer Revenue, AGMC Insured, 5.00%, 10/01/39	10,000,000	9,076,800
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	4,653,600
Okaloosa County Water and Sewer Revenue, Refunding, AGMC Insured, 5.00%, 7/01/36	10,000,000	9,664,800
Orange County Health Facilities Authority Revenue, Hospital,
Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24	5,500,000	6,004,075
Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32	15,000,000	16,364,700
Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29	6,000,000	6,554,760
Orlando Regional Healthcare System, Refunding, Series B, AGMC Insured, 5.00%,
12/01/32	5,000,000	4,838,650
Orlando Regional Healthcare System, Refunding, Series C, 5.25%, 10/01/35	4,000,000	3,525,400
Orlando Regional Healthcare System, Series B, 5.125%, 11/15/39	5,000,000	4,248,900

		Annual Report | 97

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Florida Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Florida (continued)
	Orange County School Board COP, Series A,
	Assured Guaranty, 5.50%, 8/01/34	$10,000,000	$10,059,600
	NATL Insured, 5.00%, 8/01/27	12,000,000	12,124,800
	Orange County Tourist Development Tax Revenue, Refunding, XLCA Insured, 5.00%,
	10/01/31	10,000,000	9,835,500
	Orlando Tourist Development Tax Revenue, 6th Cent Contract Payments, senior bond,
	Series A, Assured Guaranty, 5.25%, 11/01/38	16,740,000	14,777,235
	Orlando-Orange County Expressway Authority Revenue,
	senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	265,000	328,316
	Series B, AMBAC Insured, 5.00%, 7/01/35	6,135,000	5,780,642
	Series C, 5.00%, 7/01/40	10,755,000	9,900,085
	Osceola County Tourist Development Tax Revenue, NATL RE, FGIC Insured, 5.00%,
	10/01/32	10,000,000	9,869,700
	Palm Beach County HFA, MFR, Housing Winsor Park Apartments Project, Series A, 5.90%,
	6/01/38	970,000	943,024
	Palm Beach County HFAR, ACTS Retirement-Life Communities, 5.125%, 11/15/29	3,650,000	3,193,203
	Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33	1,000,000	1,010,730
	Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%,
	10/01/25	5,000,000	5,327,750
	Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	4,944,950
	Panama City Beach Utility Revenue,
	Assured Guaranty, 5.00%, 6/01/39	5,000,000	4,788,200
	Refunding, AMBAC Insured, 5.00%, 6/01/27	4,450,000	4,479,682
	Refunding, AMBAC Insured, 5.00%, 6/01/32	2,795,000	2,688,622
	Pinellas County Health Facilities Authority Revenue, Baycare Health System, AGMC Insured,
	5.00%, 11/15/30	11,500,000	11,511,730
	Port St. Lucie Utility Revenue, System,
	Capital Appreciation, NATL Insured, Pre-Refunded, zero cpn., 9/01/29	20,000,000	6,971,000
	Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/32	5,000,000	1,314,450
	Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/33	5,000,000	1,212,400
	Refunding, Assured Guaranty, 5.25%, 9/01/35	2,000,000	1,972,860
	Refunding, Series A, NATL Insured, 5.00%, 9/01/30	10,000,000	10,076,400
	Sarasota Special Obligation Revenue, Capital Appreciation, Refunding, AMBAC Insured,
	zero cpn.,
	11/01/12	1,780,000	1,715,333
	11/01/15	2,180,000	1,796,865
	South Broward Hospital District Revenue,
Pre	-Refunded, 5.60%, 5/01/27	5,000,000	5,339,050
Pre	-Refunded, 5.625%, 5/01/32	11,250,000	12,016,125
	South Broward Hospital District Obligated Group, Refunding, 5.00%, 5/01/36	7,000,000	6,306,860
	South Florida Water Management District COP, AMBAC Insured, 5.00%, 10/01/31	12,050,000	11,836,835
	South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%,
	10/01/34	5,000,000	4,491,350
	St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
	6/01/22	4,000,000	2,293,920
	6/01/23	4,255,000	2,289,616
	6/01/24	1,500,000	759,255
	6/01/25	2,130,000	1,013,561

98 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
St. Lucie West Services District Utility Revenue, senior lien, NATL Insured, 6.125%,
10/01/32	$10,000,000	$10,171,200
St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36	3,180,000	3,161,683
Sunrise Utilities System Revenue,
AMBAC Insured, ETM, 5.20%, 10/01/22	1,050,000	1,195,446
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,641,240
Tamarac Sales Tax Revenue, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 4/01/22	2,490,000	2,613,330
Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	1,585,000	1,540,319
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%,
10/01/34	8,000,000	8,070,000
10/01/38	14,340,000	14,275,613
Tampa Bay Water Utility System Revenue, Series B, NATL RE, FGIC Insured, 5.00%,
10/01/31	10,000,000	10,008,600
Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project,
NATL Insured,
6.00%, 10/01/15	1,000,000	1,037,520
6.05%, 10/01/20	1,715,000	1,823,542
6.10%, 10/01/26	2,695,000	2,803,096
Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%,
10/01/16	1,105,000	1,290,419
Viera East CDD Special Assessment,
Refunding, 7.00%, 5/01/26	6,050,000	5,846,660
Series B, ETM, 6.75%, 5/01/14	3,030,000	3,299,306
Village Center CDD Recreational Revenue, Series A, NATL Insured, 5.20%, 11/01/25	10,000,000	8,662,700
Volusia County Educational Facility Authority Revenue, Educational Facilities, Embry-Riddle
Aeronautical University Project, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22	2,000,000	1,989,580
West Lake CDD, Special Assessment Revenue, NATL Insured, 5.75%, 5/01/17	1,280,000	1,263,603
West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment, 5.00%,
3/01/35	1,000,000	842,760
Winter Park Water and Sewer Revenue, Improvement, Refunding, 5.00%, 12/01/34	2,000,000	1,972,480
		1,028,522,865
U.S. Territories 8.5%
Puerto Rico 7.7%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	2,100,000	1,952,034
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series B, 6.00%, 7/01/39	15,000,000	14,837,250
Series A, 5.00%, 7/01/29	10,000,000	9,492,900
Series A, 5.00%, 7/01/33	5,000,000	4,344,600
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	560,000	471,581
Refunding, Series K, 5.00%, 7/01/30	5,000,000	4,543,750
Series G, 5.00%, 7/01/33	1,500,000	1,311,660
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
7/01/46	9,690,000	7,653,259
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,250,000	9,825,075
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,900,000	5,917,995

		Annual Report | 99

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	$1,210,000	$1,134,472
Series I, 5.00%, 7/01/36	5,000,000	4,237,950
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 6.00%, 8/01/42	8,000,000	8,015,200
Series C, 5.50%, 8/01/40	15,000,000	14,027,550
		87,765,276
U.S. Virgin Islands 0.8%
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	10,000,000	8,932,500

Total U.S. Territories		96,697,776
Total Municipal Bonds before Short Term Investments
(Cost $1,127,852,923)		1,125,220,641
Short Term Investments 0.1%
Municipal Bonds 0.1%
Florida 0.1%
[a]Florida State Municipal Power Agency Revenue, All Requirements Power Supply Project,
Refunding, Series C, Daily VRDN and Put, 0.26%, 10/01/35	1,000,000	1,000,000
[a]Jacksonville Health Facilities Authority Hospital Revenue, Baptist Medical Center, Daily VRDN
and Put, 0.27%, 8/15/34	300,000	300,000
Total Short Term Investments (Cost $1,300,000)		1,300,000
Total Investments (Cost $1,129,152,923) 98.9%		1,126,520,641
Other Assets, less Liabilities 1.1%		12,918,402
Net Assets 100.0%		$1,139,439,043

See Abbreviations on page 180.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

100 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Georgia Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.92	$11.24	$11.36	$12.20	$12.13
Income from investment operations[b]:
Net investment income[c]	0.50	0.50	0.49	0.49	0.50
Net realized and unrealized gains (losses)	(0.45)	0.68	(0.11)	(0.84)	0.06
Total from investment operations	0.05	1.18	0.38	(0.35)	0.56
Less distributions from net investment income	(0.50)	(0.50)	(0.50)	(0.49)	(0.49)
Redemption fees[d]	—	—	—	—[e]	—[e]
Net asset value, end of year	$11.47	$11.92	$11.24	$11.36	$12.20

Total return[f]	0.33%	10.66%	3.38%	(2.97)%	4.79%

Ratios to average net assets
Expenses	0.67%	0.68%	0.69%	0.72%	0.73%
Net investment income	4.18%	4.27%	4.33%	4.10%	4.13%

Supplemental data
Net assets, end of year (000’s)	$361,875	$365,223	$308,087	$253,104	$220,989
Portfolio turnover rate	9.09%	9.61%	9.61%	8.00%	4.50%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 101

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Georgia Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.05	$11.35	$11.47	$12.31	$12.24
Income from investment operations[b]:
Net investment income[c]	0.44	0.44	0.43	0.43	0.44
Net realized and unrealized gains (losses)	(0.46)	0.69	(0.11)	(0.84)	0.06
Total from investment operations	(0.02)	1.13	0.32	(0.41)	0.50
Less distributions from net investment income	(0.43)	(0.43)	(0.44)	(0.43)	(0.43)
Redemption fees[d]	—	—	—	—[e]	—[e]
Net asset value, end of year	$11.60	$12.05	$11.35	$11.47	$12.31

Total return[f]	(0.24)%	10.14%	2.78%	(3.48)%	4.16%

Ratios to average net assets
Expenses	1.22%	1.23%	1.24%	1.27%	1.28%
Net investment income	3.63%	3.72%	3.78%	3.55%	3.58%

Supplemental data
Net assets, end of year (000’s)	$106,356	$101,641	$68,721	$52,087	$50,700
Portfolio turnover rate	9.09%	9.61%	9.61%	8.00%	4.50%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.8%
Georgia 91.9%
Athens-Clarke County Unified Government Water and Sewer Revenue,
5.625%, 1/01/33	$10,000,000	$10,499,100
5.50%, 1/01/38	5,000,000	5,124,150
Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
Refunding, Series C, AGMC Insured, 5.00%, 1/01/33	5,000,000	4,947,250
Series J, AGMC Insured, 5.00%, 1/01/34	5,000,000	4,893,050
Atlanta Airport Revenue, General,
Refunding, Series C, 6.00%, 1/01/30	6,000,000	6,398,520
Series A, 5.00%, 1/01/40	9,000,000	8,488,710
Atlanta Development Authority Educational Facilities Revenue, Science Park LLC Project,
5.00%, 7/01/32	3,000,000	2,797,500
Atlanta Development Authority Revenue, Tuff Yamacraw LLC Project, Refunding, Series A,
AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,379,497
Atlanta GO, Refunding, Assured Guaranty, 5.25%, 12/01/23	2,000,000	2,169,000
Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project,
AGMC Insured, 5.00%, 12/01/26	1,140,000	1,181,336
Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty, 5.00%,
12/01/23	1,000,000	1,002,760
Atlanta Urban Residential Finance Authority MFHR, Fulton Cotton Mill, GNMA Secured,
6.00%, 5/20/17	710,000	710,156
6.125%, 5/20/27	1,560,000	1,483,139
Atlanta Water and Wastewater Revenue,
Refunding, Series A, 6.00%, 11/01/28	5,055,000	5,351,779
Refunding, Series A, NATL Insured, 5.00%, 11/01/33	8,000,000	7,614,080
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	5,132,000
Augusta Water and Sewer Revenue,
AGMC Insured, 5.25%, 10/01/39	3,000,000	3,013,440
Refunding, AGMC Insured, 5.00%, 10/01/32	5,000,000	5,017,850
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
5.25%, 12/01/22	2,500,000	2,191,550
5.375%, 12/01/28	2,000,000	1,606,580
Bartow County Development Authority PCR, Georgia Power Co., First Series, 5.10%, 6/01/23	5,000,000	5,111,900
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue,
MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,242,400
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C,
AGMC Insured, 5.00%, 6/01/33	2,045,000	2,064,448
Bulloch County Development Authority Lease Revenue, Georgia Southern University,
XLCA Insured, 5.00%, 8/01/27	5,000,000	5,021,550
Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle Project,
Series B, 5.50%, 1/01/33	5,000,000	4,974,450
Series E, 7.00%, 1/01/23	5,000,000	5,664,600
Camden County Public Service Authority Revenue, St. Mary’s Project, Refunding, 4.50%,
12/01/31	1,200,000	1,140,840
12/01/32	1,000,000	927,970
Carroll City-County Hospital Authority Revenue, Anticipation Certificates, Tanner Medical Center
Inc. Project,
5.00%, 7/01/40	5,000,000	4,530,850
Assured Guaranty, 5.00%, 7/01/38	5,000,000	4,668,300

Annual Report | 103

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Cherokee County Water and Sewer Authority Revenue,
AGMC Insured, 5.00%, 8/01/35	$3,000,000	$3,005,400
NATL Insured, 6.90%, 8/01/18	10,000	10,041
Water and Sewer, Refunding, 5.00%, 8/01/28	2,030,000	2,145,406
Clayton County Development Authority Revenue, Refunding, Series A, NATL Insured, 5.00%,
8/01/23	2,310,000	2,437,859
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical
Center, Refunding, Series A,
5.00%, 8/01/30	2,000,000	1,977,880
5.25%, 8/01/35	1,000,000	970,500
Clayton County MFHR, Pointe Clear Apartments Project, AGMC Insured, 5.70%, 7/01/23	930,000	930,353
Cobb County Development Authority University Facilities Revenue, Kennesaw State University
Foundations Project, Series D, NATL Insured, 5.00%, 7/15/29	5,000,000	4,530,300
Columbia County Water and Sewer Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 6/01/24	1,010,000	1,133,129
Refunding, 4.50%, 6/01/33	4,015,000	3,728,811
Refunding, AGMC Insured, 5.00%, 6/01/24	120,000	125,732
Columbus Water and Sewer Revenue, AGMC Insured, 5.00%, 5/01/29	2,500,000	2,548,775
Coweta County Development Authority Revenue, Piedmont Healthcare Project, 5.00%,
6/15/40	5,000,000	4,359,700
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty,
5.25%, 9/01/30	1,750,000	1,737,330
5.50%, 9/01/37	5,000,000	5,027,400
Decatur County School Building Authority Revenue, High School Project, AGMC Insured, 5.00%,
10/01/32	1,500,000	1,490,145
DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and
Judicial Facility Project, 5.00%, 12/01/29	2,000,000	2,040,880
DeKalb County School District COP, Georgia School Boards Assn. Inc., AMBAC Insured, 5.00%,
12/01/27	4,285,000	4,411,793
DeKalb County Water and Sewer Revenue, Refunding, Series B, AGMC Insured, 5.00%,
10/01/35	4,000,000	4,069,280
DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue, Georgia Gwinnett
College Student Centre LLC Project, 5.50%, 7/01/34	3,000,000	2,745,960
DeKalb Private Hospital Authority Revenue Anticipation Certificates, Children’s Healthcare,
Refunding, 5.25%, 11/15/39	5,000,000	4,883,650
Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured, 5.00%,
6/01/29	3,410,000	3,471,687
6/01/32	2,225,000	2,246,204
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
5.00%, 2/01/34	5,480,000	4,186,556
Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26	3,000,000	3,036,900
Fayette County School District GO, AGMC Insured,
4.75%, 3/01/21	1,355,000	1,429,457
4.95%, 3/01/25	1,000,000	1,032,560
Forsyth County Water and Sewerage Authority Revenue, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,134,150
Fulton County Development Authority Revenue,
Georgia Tech Facilities Project, Series A, 5.00%, 6/01/41	3,500,000	3,446,065
Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31	3,000,000	3,014,580

104 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Fulton County Development Authority Revenue, (continued)
Georgia Tech Foundation Funding SAC II Project, Series A, 5.25%, 11/01/30	$5,000,000	$5,072,250
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/27	1,060,000	1,132,886
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/28	1,200,000	1,273,512
Molecular Science Building Project, NATL Insured, 5.00%, 5/01/25	2,240,000	2,336,208
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,033,750
Piedmont Healthcare, Refunding, Series A, 5.25%, 6/15/37	5,000,000	4,605,650
Tech Facilities Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	3,994,240
Fulton County Water and Sewer Revenue, NATL RE, FGIC Insured, 5.00%, 1/01/30	2,500,000	2,520,800
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates,
Northeast Georgia Health System Inc. Project, Pre-Refunded, 5.50%, 5/15/31	2,500,000	2,525,700
Northeast Georgia Healthcare Project, Series A, 5.375%, 2/15/40	5,000,000	4,553,950
Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
12/01/26	2,000,000	1,953,780
Georgia Municipal Electric Authority Power Revenue, Series W,
6.60%, 1/01/18	955,000	1,089,512
ETM, 6.60%, 1/01/18	45,000	50,325
Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%,
6/01/24	1,000,000	1,000,800
Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing
Corp. Project, Series A, 6.00%, 6/01/24	2,550,000	2,472,786
Georgia School Board Assn. Inc. COP, DeKalb County Public School Project, NATL Insured,
5.00%, 12/01/25	2,600,000	2,528,448
Georgia State GO, Series B, 5.00%, 7/01/28	3,225,000	3,434,238
Georgia State HFAR,
MF, Lake Vista Apartments Project, Series A, AGMC Insured, 5.95%, 1/01/27	1,000,000	1,000,700
SFM, Series A, 5.375%, 6/01/39	1,950,000	1,959,380
SFM, Series C, 5.00%, 12/01/27	1,000,000	998,800
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation I LLC
Project,
6.00%, 6/15/34	5,000,000	5,208,750
Assured Guaranty, 5.625%, 6/15/38	3,000,000	3,032,730
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast
Georgia Health System Project, Series A, 5.625%, 8/01/34	5,000,000	4,844,900
Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,
NATL Insured, Pre-Refunded, 5.00%, 1/01/24	8,500,000	9,430,410
Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,408,750
Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,244,560
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System
Inc. Project,
Series B, NATL Insured, Pre-Refunded, 5.30%, 9/01/27	3,750,000	3,996,750
Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	3,797,360
Gwinnett County School District GO,
5.00%, 2/01/32	4,125,000	4,263,517
5.00%, 2/01/36	5,815,000	5,899,550
Pre-Refunded, 5.00%, 2/01/32	875,000	1,017,249
Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25	2,795,000	2,983,076

Annual Report | 105

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured, 5.00%,
12/01/27	$2,015,000	$1,787,688
Habersham County School District GO, NATL Insured, 5.00%, 4/01/28	2,750,000	2,825,515
Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
AMBAC Insured, 6.00%, 7/01/29	5,000,000	5,004,550
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%,
10/01/23	3,300,000	4,064,610
Jackson County School District GO, NATL Insured, 5.00%, 3/01/25	3,000,000	3,158,400
LaGrange-Troup County Hospital Authority Revenue, Series A, 5.50%, 7/01/38	4,000,000	3,982,840
Lincoln County School District GO, 5.50%, 4/01/37	2,200,000	2,297,526
Macon-Bibb Country Hospital Authority Revenue, Revenue Anticipation Certificates, Medical
Center of Georgia, 5.00%, 8/01/35	5,000,000	4,604,300
Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/27	5,000,000	4,711,950
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
Healthcare System,
Assured Guaranty, 6.375%, 8/01/29	4,000,000	4,257,960
Refunding, AGMC Insured, 5.00%, 8/01/41	5,000,000	4,494,550
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture, Refunding,
Series B, AGMC Insured, 5.00%, 7/01/37	10,000,000	9,912,500
Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding,
Series A, 6.80%, 1/01/12	1,500,000	1,559,895
Municipal Electric Authority Revenue,
General Resolution Projects, sub. note, Refunding, Series D, 5.50%, 1/01/26	5,000,000	5,350,700
Project 1, sub. bond, Series E, NATL Insured, 5.00%, 1/01/25	2,315,000	2,388,918
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton, CIFG Insured,
5.00%, 6/01/24	3,150,000	3,204,967
Paulding County GO, Courthouse, NATL RE, FGIC Insured, 5.00%, 2/01/32	4,000,000	4,106,800
Paulding County School District GO, 5.00%, 2/01/33	4,000,000	4,028,280
Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State
University Foundation Property LLC, AMBAC Insured, 5.00%, 6/01/34	3,000,000	2,826,780
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, 5.00%, 9/01/35	10,000,000	10,027,400
Emory University, Refunding, Series C, 5.25%, 9/01/39	5,000,000	5,071,800
Mercer University Project, Refunding, Series A, 5.375%, 10/01/29	2,000,000	1,852,600
Richmond County Development Authority Educational Facilities Revenue, Augusta State
University Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29	1,000,000	989,290
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co.
Project, 5.80%, 12/01/20	1,500,000	1,502,955
Rockdale County Water and Sewer Authority Revenue, AGMC Insured, 5.00%, 7/01/29	4,000,000	4,027,560
Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%,
12/01/30	1,500,000	1,441,650
South Fulton Municipal Regional Water and Sewer Authority Water Revenue, NATL Insured,
Pre-Refunded, 5.00%, 1/01/33	3,500,000	3,772,160
Suwanee GO, NATL Insured, Pre-Refunded, 5.25%, 1/01/32	3,000,000	3,121,650
Thomasville Hospital Authority Revenue, Anticipation Certificates, John D Archbold,
5.25%, 11/01/35	1,000,000	899,380
5.375%, 11/01/40	5,000,000	4,544,200
Upper Oconee Basin Water Authority Revenue, Refunding, NATL Insured, 5.00%, 7/01/26	1,000,000	1,040,530

106 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
Center Project,
5.00%, 10/01/33	$2,000,000	$1,788,720
AMBAC Insured, 5.25%, 10/01/27	3,000,000	3,004,170
Walton County Water and Sewer Authority Revenue,
Hard Labor Creek Project, AGMC Insured, 5.00%, 2/01/33	5,000,000	5,069,750
Oconee, Hard Creek Resources Project, AGMC Insured, 5.00%, 2/01/38	3,845,000	3,772,329
Refunding and Improvement, NATL Insured, 6.00%, 2/01/21	750,000	752,940
Ware County Hospital Authority Revenue, Anticipation Certificates, NATL Insured, 5.25%,
3/01/25	3,000,000	2,821,410
		430,391,778
U.S. Territories 6.9%
Puerto Rico 6.9%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	5,000,000	4,945,750
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series L, NATL Insured, 5.25%, 7/01/35	10,000,000	8,859,500
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	4,366,700
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.375%, 8/01/39	10,000,000	9,190,100
Series C, 5.50%, 8/01/40	5,000,000	4,675,850
Total U.S. Territories		32,037,900
Total Municipal Bonds before Short Term Investments (Cost $467,771,742)		462,429,678
Short Term Investments 0.2%
Municipal Bonds 0.2%
Georgia 0.2%
[a]Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast
Georgia Health Care System, Refunding, Series A, Daily VRDN and Put, 0.21%, 5/15/26	800,000	800,000
U.S. Territories 0.0%†
Puerto Rico 0.0%†
[a]Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
Put, 0.15%, 7/01/32	200,000	200,000
Total Short Term Investments (Cost $1,000,000)		1,000,000
Total Investments (Cost $468,771,742) 99.0%		463,429,678
Other Assets, less Liabilities 1.0%		4,801,944
Net Assets 100.0%		$468,231,622

See Abbreviations on page 180.

†Rounds to less than 0.1% of net assets.
[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 107

Franklin Tax-Free Trust
Financial Highlights

Franklin Kentucky Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.15	$10.50	$10.57	$11.44	$11.39
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.47	0.45	0.45
Net realized and unrealized gains (losses)	(0.37)	0.66	(0.08)	(0.87)	0.06
Total from investment operations	0.08	1.12	0.39	(0.42)	0.51
Less distributions from net investment income	(0.45)	(0.47)	(0.46)	(0.45)	(0.46)
Redemption fees[d]	—	—	—	—[e]	—[e]
Net asset value, end of year	$10.78	$11.15	$10.50	$10.57	$11.44

Total return[f]	0.72%	10.85%	3.76%	(3.81)%	4.57%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.74%	0.76%	0.76%	0.76%	0.77%
Expenses net of waiver and payments by affiliates	0.74%	0.76%	0.76%	0.75%	0.75%
Net investment income	4.06%	4.25%	4.40%	4.05%	4.02%

Supplemental data
Net assets, end of year (000’s)	$182,525	$187,618	$162,043	$149,776	$148,224
Portfolio turnover rate	13.17%	8.41%	10.40%	9.42%	2.28%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

108 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 96.8%
Kentucky 85.5%
Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34	$1,065,000	$1,072,114
Boone County GO, Public Project, Pre-Refunded, 5.00%,
4/01/20	1,310,000	1,374,884
4/01/21	1,000,000	1,049,530
Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A,
FGIC Insured, 4.70%, 1/01/28	3,000,000	2,928,210
Boone Florence Water Commission Water Supply Systems Revenue, Refunding, NATL RE,
FGIC Insured, Pre-Refunded, 5.00%,
12/01/22	1,200,000	1,253,232
12/01/27	2,000,000	2,088,720
Bowling Green GO, Project, Series A, 5.00%, 6/01/38	5,000,000	5,011,650
Boyle County Revenue, Refunding and College Improvement, CIFG Insured, 5.00%, 6/01/32	1,500,000	1,511,085
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue,
NATL Insured, 5.00%, 8/01/37	2,500,000	2,505,325
Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/24	2,000,000	2,058,400
Campbell County School District Finance Corp. School Building Revenue, AGMC Insured, 5.00%,
8/01/26	2,845,000	2,949,867
Christian County Hospital Revenue, Jennie Stuart Medical Center, Refunding, Assured Guaranty,
5.50%, 2/01/36	3,000,000	3,003,240
Fayette County School District Finance Corp. School Building Revenue, Series A,
AMBAC Insured, Pre-Refunded, 5.25%, 4/01/20	2,160,000	2,189,894
Florence GO, Public Project, Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%,
11/01/32	1,000,000	1,053,350
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
Refunding, Series A, NATL Insured, 6.10%, 1/01/24	290,000	290,235
Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., Refunding,
AMBAC Insured, 5.75%, 1/01/26	1,000,000	999,990
Jefferson County School District Finance Corp. School Building Revenue, Series A, NATL Insured,
4.75%, 6/01/27	2,440,000	2,450,297
Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L,
XLCA Insured, 5.00%, 11/01/29	1,000,000	1,027,950
Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,
Series A, 6.00%, 6/01/30	255,000	260,523
Series C, 6.00%, 6/01/30	1,145,000	1,147,313
Series E, 5.70%, 6/01/22	75,000	75,951
Kentucky Asset/Liability Commission General Receipts Revenue, University of Kentucky,
Project Notes, NATL RE, FGIC Insured, 5.00%, 10/01/25	3,000,000	3,126,810
Kentucky Economic Development Finance Authority Health System Revenue, Norton
Healthcare Inc.,
Refunding, Series C, NATL Insured, 6.15%, 10/01/24	160,000	167,062
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/24	245,000	279,687
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/25	935,000	1,067,377
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22	2,000,000	1,754,100
Kentucky Economic Development Finance Authority Revenue, Catholic Health, Refunding,
Series A, 5.00%, 5/01/29	4,000,000	3,948,040
Kentucky Economic Finance Authority Louisville Arena Project Revenue, Louisville Arena,
Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33	2,000,000	2,064,920

Annual Report | 109

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Kentucky Housing Corp. Conduit MFHR, Collateral Mortgage Loan, Country Place Apartments,
GNMA Secured,
5.00%, 4/20/40	$2,280,000	$2,134,057
5.25%, 4/20/45	1,850,000	1,781,735
Kentucky Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32	2,000,000	1,784,700
Kentucky Infrastructure Authority Revenue, Series A, 5.00%,
6/01/19	1,140,000	1,149,519
6/01/20	1,250,000	1,259,700
6/01/21	1,190,000	1,198,937
Kentucky Rural Water Finance Corp. Public Project Revenue, Multimodal, Flexible Term Program,
Series A, 5.00%, 2/01/26	1,055,000	1,067,787
Series I, 5.00%, 2/01/34	1,500,000	1,450,290
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A,
NATL Insured, 5.00%,
9/01/32	5,000,000	4,833,750
9/01/37	4,250,000	3,944,128
Kentucky State Property and Buildings Commission Revenues,
Project No. 62, Refunding, Second Series, 5.25%, 10/01/18	3,000,000	3,010,530
Project No. 69, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/21	2,300,000	2,344,183
Project No. 77, NATL Insured, Pre-Refunded, 5.00%, 8/01/23	1,100,000	1,209,824
Project No. 90, Refunding, 5.50%, 11/01/28	5,000,000	5,251,250
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Projects,
Refunding, Series A, 5.00%,
7/01/28	1,000,000	1,020,220
7/01/29	1,000,000	1,016,960
Lawrenceburg Water and Sewer Revenue, NATL Insured, 5.00%, 10/01/28	1,730,000	1,682,615
Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding, Series A,
5.00%, 7/01/27	4,000,000	4,123,360
Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine
University Project, Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,421,725
Louisville and Jefferson County Metropolitan Government Health Facilities Revenue, Jewish
Hospital and St. Mary’s HealthCare Inc. Project, Refunding, 6.125%, 2/01/37	2,000,000	1,957,940
Louisville and Jefferson County Metropolitan Government Industrial Building Revenue, Sisters of
Mercy, Cincinnati, 5.00%, 10/01/35	1,500,000	1,340,190
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,
Series A,
AMBAC Insured, 5.00%, 5/15/36	3,000,000	3,005,220
NATL RE, FGIC Insured, 5.00%, 5/15/30	2,420,000	2,421,863
NATL RE, FGIC Insured, 5.00%, 5/15/38	3,000,000	3,007,950
Louisville and Jefferson County Student Housing Revenue, University of Louisville, Phase 3-A,
AMBAC Insured, 5.00%, 6/01/34	3,755,000	3,683,880
Series A, AMBAC Insured, 5.00%, 6/01/25	1,000,000	1,025,660
Louisville Parking Authority of River City Revenue, NATL Insured, 5.00%, 6/01/29	3,290,000	3,308,687
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, 5.50%,
7/01/38	3,000,000	2,799,420
Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital,
5.125%, 8/01/37	3,000,000	2,387,220
6.375%, 8/01/40	2,500,000	2,356,375

110 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Northern Kentucky University COP, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/27	$1,500,000	$1,614,075
Northern Kentucky Water Service District Revenue, NATL Insured, 4.875%, 2/01/20	1,270,000	1,285,215
Northern Water District Revenue, XLCA Insured, 4.25%, 2/01/29	2,560,000	2,267,981
Oldham County School District Finance Corp. School Building Revenue, NATL Insured, 5.00%,
5/01/24	5,680,000	5,823,023
Owen County Waterworks System Revenue, American Water Co. Project,
Series A, 6.25%, 6/01/39	2,000,000	2,025,440
Series A, 5.375%, 6/01/40	2,000,000	1,841,320
Series B, 5.625%, 9/01/39	2,000,000	1,885,200
Owensboro Electric Light and Power System Revenue, Refunding, Series C, AGMC Insured,
5.00%, 1/01/22	2,245,000	2,509,573
Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35	6,500,000	6,508,190
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,497,705
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Refunding,
6.00%, 12/01/28	1,000,000	1,102,590
Trimble County Environmental Facilities Revenue, Trimble County Environmental Facility,
AMBAC Insured, 6.00%, 3/01/37	5,000,000	4,718,100
Refunding, AMBAC Insured, 4.60%, 6/01/33	3,750,000	3,397,613
Warren County Hospital Facility Revenue, Community Hospital Corp. Project, Refunding,
Series A, 5.00%, 8/01/29	1,000,000	902,820
		156,068,276
U.S. Territories 11.3%
Puerto Rico 11.3%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
5.375%, 5/15/33	1,560,000	1,340,399
Puerto Rico Commonwealth GO, Public Improvement, Series A,
5.125%, 7/01/31	3,125,000	3,126,625
Pre-Refunded, 5.125%, 7/01/31	1,875,000	1,904,925
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Series D, Pre-Refunded, 5.375%, 7/01/36	2,500,000	2,655,550
Series K, 5.00%, 7/01/27	3,000,000	2,787,540
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.25%, 7/01/36	455,000	399,581
Refunding, Series N, 5.00%, 7/01/32	3,000,000	2,651,310
Series D, Pre-Refunded, 5.25%, 7/01/36	995,000	1,055,267
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub., Series C, 5.50%, 8/01/40	5,000,000	4,675,850
Total U.S. Territories		20,597,047
Total Municipal Bonds before Short Term Investments (Cost $179,303,804)		176,665,323
Short Term Investments 2.2%
Municipal Bonds 2.2%
Kentucky 1.3%
[a]Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist
Healthcare System, Refunding, Series B-2, Daily VRDN and Put, 0.18%, 8/15/38	2,400,000	2,400,000

Annual Report | 111

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
U.S. Territories 0.9%
Puerto Rico 0.9%
[a]Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
Put, 0.15%, 7/01/32	$1,700,000	$1,700,000
Total Short Term Investments (Cost $4,100,000)		4,100,000
Total Investments (Cost $183,403,804) 99.0%		180,765,323
Other Assets, less Liabilities 1.0%		1,759,768
Net Assets 100.0%		$182,525,091

See Abbreviations on page 180.

[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Louisiana Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.28	$10.43	$10.74	$11.61	$11.52
Income from investment operations[b]:
Net investment income[c]	0.48	0.48	0.48	0.47	0.48
Net realized and unrealized gains (losses)	(0.37)	0.85	(0.32)	(0.87)	0.10
Total from investment operations	0.11	1.33	0.16	(0.40)	0.58
Less distributions from net investment income	(0.48)	(0.48)	(0.47)	(0.47)	(0.49)
Redemption fees[d]	—	—	—	—[e]	—[e]
Net asset value, end of year	$10.91	$11.28	$10.43	$10.74	$11.61

Total return[f]	0.92%	12.99%	1.53%	(3.57)%	5.14%

Ratios to average net assets
Expenses	0.68%	0.69%	0.71%	0.71%	0.73%
Net investment income	4.26%	4.40%	4.45%	4.14%	4.22%

Supplemental data
Net assets, end of year (000’s)	$323,109	$327,368	$266,905	$234,314	$220,927
Portfolio turnover rate	12.90%	4.45%	11.73%	11.57%	5.71%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Louisiana Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.41	$10.54	$10.85	$11.73	$11.63
Income from investment operations[b]:
Net investment income[c]	0.42	0.43	0.42	0.41	0.43
Net realized and unrealized gains (losses)	(0.38)	0.86	(0.32)	(0.88)	0.09
Total from investment operations	0.04	1.29	0.10	(0.47)	0.52
Less distributions from net investment income	(0.41)	(0.42)	(0.41)	(0.41)	(0.42)
Redemption fees[d]	—	—	—	—[e]	—[e]
Net asset value, end of year	$11.04	$11.41	$10.54	$10.85	$11.73

Total return[f]	0.34%	12.44%	0.96%	(4.16)%	4.61%

Ratios to average net assets
Expenses	1.23%	1.24%	1.26%	1.26%	1.28%
Net investment income	3.71%	3.85%	3.90%	3.59%	3.67%

Supplemental data
Net assets, end of year (000’s)	$64,511	$64,018	$41,646	$35,085	$29,028
Portfolio turnover rate	12.90%	4.45%	11.73%	11.57%	5.71%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

114 | The accompanying notes are an integral part of these financial statements. |		Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.0%
Louisiana 86.6%
Alexandria Sales and Use Tax Revenue, 5.00%,
8/01/26	$1,710,000	$1,797,724
8/01/27	1,790,000	1,870,568
8/01/28	1,875,000	1,943,287
Bossier City Utilities Revenue, BHAC Insured, 5.50%, 10/01/33	5,000,000	5,187,800
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing
Project, NATL Insured, 5.25%,
5/01/21	1,505,000	1,506,896
5/01/33	2,500,000	2,210,225
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
5.65%, 12/01/21	1,000,000	1,001,980
De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%,
9/01/29	11,500,000	11,537,375
East Baton Rouge Mortgage Finance Authority SFMR, Mortgage Backed Securities Program,
Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	840,000	834,011
Series A-2, GNMA Secured, 5.10%, 10/01/40	485,000	484,534
East Baton Rouge Parish Park and Recreation District GO, AGMC Insured, 5.00%, 5/01/25	3,325,000	3,438,216
East Baton Rouge Parish Sales Tax Revenue,
Public Improvement, Refunding, Series A, AMBAC Insured, 5.00%, 2/01/24	2,000,000	2,065,100
Road and Street Improvement, Assured Guaranty, 5.25%, 8/01/28	1,000,000	1,043,450
Road and Street Improvement, Assured Guaranty, 5.50%, 8/01/30	1,700,000	1,783,878
East Baton Rouge Parish Sewer Commission Revenue, Refunding, Series A, 5.25%,
2/01/34	2,500,000	2,546,850
2/01/39	6,500,000	6,562,530
England District Sub-District No. 1 Revenue, NATL RE, FGIC Insured, 5.00%, 8/15/19	5,000,000	5,370,450
Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
11/01/27	5,000,000	5,056,750
Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, NATL Insured,
5.00%, 4/01/29	3,060,000	3,078,054
Jefferson Parish West Jefferson Park and Community Center Revenue, NATL Insured, 5.00%,
10/01/29	2,925,000	3,011,668
Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27	5,000,000	5,052,800
Lafayette Public Power Authority Electric Revenue, NATL Insured, 5.00%, 11/01/32	5,000,000	4,864,250
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc., Housing and Package Project, Assured Guaranty, 5.25%,
10/01/30	4,000,000	4,078,240
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 5.75%, 10/01/29	750,000	784,553
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/34	1,750,000	1,822,468
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/38	1,335,000	1,378,254
Ragin’ Cajun Facilities Inc. Project, NATL Insured, 5.00%, 10/01/22	1,500,000	1,556,475
Lafayette Public Trust Financing Authority SFMR, Series A, FHA Insured, ETM, 7.20%,
4/01/11	30,000	30,157
Lafayette Utilities Revenue,
5.00%, 11/01/33	5,000,000	4,860,950
NATL Insured, 5.00%, 11/01/28	5,000,000	5,154,700
Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, 5.125%,
4/01/29	2,200,000	2,241,712

Annual Report | 115

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana HFA, SFMR, Home Ownership Program,
GO Zone, Series B-1, GNMA Secured, 5.00%, 12/01/32	$1,230,000	$1,229,274
Series A, GNMA Secured, 5.50%, 6/01/40	3,920,000	3,984,484
Series A-1, GNMA Secured, 5.45%, 12/01/20	295,000	298,490
Series B, GNMA Secured, 6.125%, 12/01/33	800,000	832,368
Louisiana Local Government Environmental Facilities and CDA Revenue,
Ascension Parish Library Projects, AMBAC Insured, 5.25%, 4/01/29	1,000,000	1,012,020
Delgado Community College Foundation Project, NATL Insured, 6.00%, 10/01/29	1,000,000	1,008,700
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,262,100
Denham Springs Sewer District No.1 Project, Assured Guaranty, 5.00%, 12/01/39	3,750,000	3,558,150
Denham Springs Sewer Project, AMBAC Insured, 4.75%, 12/01/31	3,000,000	2,769,930
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding,
AMBAC Insured, 5.00%, 12/01/37	5,370,000	5,148,058
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding,
AMBAC Insured, 5.00%, 12/01/44	8,870,000	8,243,334
Independence Stadium Project, Refunding, 5.25%, 3/01/30	8,845,000	8,860,390
Jefferson Parish Project, Refunding, Series A, 5.375%, 4/01/31	2,000,000	2,043,920
Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21	2,215,000	2,206,051
Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27	5,000,000	5,041,850
LCTCS Facilities Corp. Project, Series B, Assured Guaranty, 5.00%, 10/01/27	5,250,000	5,282,550
Livingston Parish Road Project, AMBAC Insured, 5.00%, 3/01/21	3,540,000	3,682,556
Monroe Regional Airport Terminal Project, Assured Guaranty, 5.50%, 2/01/39	2,000,000	1,991,400
NATL Insured, 5.00%, 12/01/26	3,000,000	3,032,220
Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26	2,000,000	1,836,560
Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31	2,000,000	1,783,960
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%, 1/01/24	2,620,000	2,813,723
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%, 1/01/33	2,500,000	2,594,050
Southeastern Louisiana Student Housing University Facilities Inc. Project, Series A,
NATL Insured, 5.00%, 8/01/27	3,000,000	2,835,960
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, 6.75%, 7/01/39	3,500,000	3,667,370
Lafayette General Medical Center, Refunding, 5.50%, 11/01/40	5,000,000	4,534,200
Touro Infirmary Project, Series A, 5.625%, 8/15/29	3,500,000	2,764,615
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31	5,000,000	4,570,250
Black and Gold Facilities Project, Series A, CIFG Insured, 5.00%, 7/01/30	5,000,000	4,082,900
Centenary College Project, Refunding, 5.75%, 2/01/29	7,300,000	6,165,726
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,233,200
Dillard University Project, Series A, AMBAC Insured, Pre-Refunded, 5.30%, 8/01/26	1,540,000	1,639,068
Energy LLC Project, Refunding, 5.00%, 6/01/30	5,000,000	4,981,250
FHA Insured Mortgage, Baton Rouge General Medical Center Project, NATL Insured, 5.25%,
7/01/33	5,000,000	4,993,100
Loyola University Project, 5.00%, 10/01/39	5,000,000	4,689,500
MFHR, One Lakeshore Place Apartments Project, Refunding, Series A, GNMA Secured,
6.40%, 7/20/20	1,510,000	1,457,226
Ochsner Clinic Foundation Project, Refunding, Series A, 5.375%, 5/15/43	5,000,000	4,084,400
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27	3,990,000	3,523,689
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	3,040,600
Tulane University of Louisiana, Series A, AMBAC Insured, Pre-Refunded, 5.125%,
7/01/27	3,000,000	3,180,900

116 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
Series B, AMBAC Insured, 5.00%, 6/01/23	$5,000,000	$4,719,350
Series C-2, Assured Guaranty, 6.75%, 6/01/26	5,000,000	5,745,100
Louisiana State Gas and Fuels Tax Revenue, Series A,
AGMC Insured, 5.00%, 5/01/31	15,000,000	15,244,350
AMBAC Insured, 5.00%, 6/01/27	3,500,000	3,549,945
NATL RE, FGIC Insured, 5.00%, 5/01/35	2,300,000	2,287,074
Louisiana State GO, Match, Refunding, Series B, CIFG Insured, 5.00%,
7/15/24	3,475,000	3,649,758
7/15/25	1,765,000	1,842,466
Louisiana State Offshore Term Authority Deepwater Port Revenue, Loop LLC Project, Refunding,
5.00%, 10/01/20	5,000,000	5,025,950
Louisiana State University and Agricultural and Mechanical College Board Revenue,
AMBAC Insured, 5.00%, 7/01/22	5,000,000	5,205,300
Auxiliary, NATL RE, FGIC Insured, 5.00%, 7/01/31	3,000,000	3,008,130
Auxiliary, Series A, 5.00%, 7/01/40	5,000,000	4,699,900
Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27	1,500,000	1,521,915
Monroe Sales Tax Increment Revenue, Economic Development Project, Garret Road, Refunding,
Assured Guaranty,
5.375%, 3/01/24	1,035,000	1,075,510
5.50%, 3/01/25	2,145,000	2,228,634
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1,
Assured Guaranty, 6.00%, 1/01/23	2,000,000	2,197,320
New Orleans GO,
Drainage Systems, AMBAC Insured, 5.00%, 12/01/18	1,000,000	1,002,620
Public Improvement, AMBAC Insured, 5.25%, 12/01/29	1,485,000	1,446,865
Public Improvement, FGIC Insured, 5.25%, 12/01/21	1,295,000	1,311,680
Public Improvement, FGIC Insured, 5.125%, 12/01/26	2,000,000	1,973,280
Radian Insured, 5.125%, 12/01/30	10,055,000	9,533,849
Refunding, NATL Insured, 5.125%, 9/01/21	2,000,000	2,018,720
New Orleans Sewage Service Revenue, Refunding, Assured Guaranty, 6.25%, 6/01/29	500,000	500,260
Port New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty,
5.125%, 4/01/38	5,000,000	4,339,850
Regional Transit Authority Sales Tax Revenue, Sales Tax, AGMC Insured, 5.00%, 12/01/30	1,500,000	1,501,035
St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13	2,500,000	2,505,350
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	4,610,550
St. Tammany Parish Utilities Revenue, Series B,
5.50%, 8/01/35	2,650,000	2,669,212
5.00%, 8/01/44	3,290,000	3,020,812
St. Tammany Public Trust Financing Authority SFMR, Series A, FHA Insured, ETM, 7.20%,
7/01/11	50,000	51,134
Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General Medical
Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33	2,155,000	2,098,496
University of Louisiana System Board of Supervisors Revenue, Northwestern State University
Wellness, Recreation and Activity Center, AMBAC Insured, 5.10%, 4/01/24	1,000,000	966,620
		335,667,032

Annual Report | 117

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 11.4%
Puerto Rico 10.6%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A-4, AGMC Insured, 5.25%, 7/01/30	$5,000,000	$4,904,450
Series A, 5.00%, 7/01/33	615,000	534,386
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series L, NATL Insured, 5.25%, 7/01/35	10,000,000	8,859,500
Puerto Rico Electric Power Authority Power Revenue,
Series CCC, 5.25%, 7/01/27	5,000,000	4,892,400
Series WW, 5.25%, 7/01/33	6,450,000	5,918,971
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.50%, 8/01/42	6,000,000	5,601,720
Series B, 6.375%, 8/01/39	10,000,000	10,324,100
		41,035,527
U.S. Virgin Islands 0.8%
Virgin Islands PFAR, Matching Fund Loan Note, sub. lien, Series B, 5.00%, 10/01/25	3,500,000	3,346,210
Total U.S. Territories		44,381,737
Total Municipal Bonds (Cost $387,955,883) 98.0%		380,048,769
Other Assets, less Liabilities 2.0%		7,571,094
Net Assets 100.0%		$387,619,863

See Abbreviations on page 180.

118 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Highlights

Franklin Maryland Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.30	$10.35	$10.81	$11.84	$11.77
Income from investment operations[b]:
Net investment income[c]	0.46	0.49	0.49	0.48	0.49
Net realized and unrealized gains (losses)	(0.38)	0.95	(0.47)	(1.03)	0.08
Total from investment operations	0.08	1.44	0.02	(0.55)	0.57
Less distributions from net investment income	(0.47)	(0.49)	(0.48)	(0.48)	(0.50)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.91	$11.30	$10.35	$10.81	$11.84

Total return[f]	0.61%	14.17%	0.20%	(4.80)%	4.96%

Ratios to average net assets
Expenses	0.65%	0.66%	0.67%	0.67%	0.68%
Net investment income	4.06%	4.44%	4.56%	4.18%	4.21%

Supplemental data
Net assets, end of year (000’s)	$471,729	$511,636	$426,218	$417,427	$410,890
Portfolio turnover rate	11.99%	7.33%	8.94%	10.28%	7.84%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 119

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Maryland Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.46	$10.50	$10.95	$11.99	$11.91
Income from investment operations[b]:
Net investment income[c]	0.40	0.43	0.44	0.43	0.43
Net realized and unrealized gains (losses)	(0.38)	0.96	(0.47)	(1.05)	0.08
Total from investment operations	0.02	1.39	(0.03)	(0.62)	0.51
Less distributions from net investment income	(0.40)	(0.43)	(0.42)	(0.42)	(0.43)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.08	$11.46	$10.50	$10.95	$11.99

Total return[f]	0.12%	13.45%	(0.26)%	(5.35)%	4.42%

Ratios to average net assets
Expenses	1.20%	1.21%	1.22%	1.22%	1.23%
Net investment income	3.51%	3.89%	4.01%	3.63%	3.66%

Supplemental data
Net assets, end of year (000’s)	$143,708	$142,575	$101,328	$82,927	$71,937
Portfolio turnover rate	11.99%	7.33%	8.94%	10.28%	7.84%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

120 | The accompanying notes are an integral part of these financial statements. |		Annual Report

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Maryland Tax-Free Income Fund
	Year Ended
	February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.30	$10.69
Income from investment operations[b]:
Net investment income[c]	0.47	0.33
Net realized and unrealized gains (losses)	(0.38)	0.61
Total from investment operations	0.09	0.94
Less distributions from net investment income	(0.48)	(0.33)
Net asset value, end of year	$10.91	$11.30

Total return[d]	0.71%	8.83%

Ratios to average net assets[e]
Expenses	0.55%	0.56%
Net investment income	4.16%	4.54%

Supplemental data
Net assets, end of year (000’s)	$6,245	$3,504
Portfolio turnover rate	11.99%	7.33%

[a]For the period July 1, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 121

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.0%
Maryland 75.1%
Anne Arundel County GO, Refunding, 4.625%, 3/01/32	$2,000,000	$2,012,680
Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27,
5.00%, 1/01/28	2,000,000	1,952,220
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39	23,095,000	18,687,319
Baltimore County GO, Refunding, 4.00%, 8/01/28	5,315,000	5,275,297
Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32	1,000,000	1,017,960
Baltimore Project Revenue,
sub. bond, Water Projects, Series A, 5.375%, 7/01/34	750,000	760,748
sub. bond, Water Projects, Series A, 5.75%, 7/01/39	1,250,000	1,307,063
Wastewater Projects, AGMC Insured, 5.00%, 7/01/37	5,000,000	4,999,650
Wastewater Projects, Series A, AGMC Insured, 5.00%, 7/01/38	5,000,000	5,008,750
Wastewater Projects, Series C, 5.125%, 7/01/34	1,835,000	1,871,627
Wastewater Projects, Series C, 5.625%, 7/01/39	2,965,000	3,057,152
Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31	2,855,000	2,939,508
Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32	2,120,000	2,158,966
Water Projects, Refunding, Series A, NATL RE, FGIC Insured, 5.125%, 7/01/42	11,740,000	11,759,254
Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32	5,000,000	5,091,900
Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian Insured,
5.375%, 1/01/16	2,000,000	1,917,960
5.50%, 1/01/19	1,000,000	908,860
5.625%, 1/01/25	2,000,000	1,704,940
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding,
5.625%, 9/01/38	5,000,000	4,306,500
Frederick GO, Public Improvements, Series A, 5.00%, 3/01/34	8,580,000	8,813,204
Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11	430,000	431,896
Maryland State Community Development Administration Department of Housing and CDR,
Housing, Refunding, Series A, 6.00%, 7/01/32	4,000,000	4,000,560
Residential, Series B, 4.75%, 9/01/39	5,335,000	4,980,222
Residential, Series C, 5.375%, 9/01/39	10,000,000	9,963,800
Residential, Series C, 5.65%, 9/01/48	6,215,000	6,279,201
Residential, Series D, 5.25%, 9/01/29	2,550,000	2,482,349
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	11,375,300
Maryland State EDC Student Housing Revenue,
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%,
7/01/30	3,245,000	2,685,367
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%,
7/01/35	3,675,000	2,944,741
University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/25	2,500,000	2,328,225
University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/28	2,000,000	1,812,620
University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/33	9,370,000	8,133,254
Maryland State EDC Utility Infrastructure Revenue, University College Park Project,
AMBAC Insured, Pre-Refunded, 5.00%, 7/01/19	1,675,000	1,700,376
Maryland State GO, State and Local Facilities Loan,
Refunding, First Series C, 4.00%, 3/01/22	9,000,000	9,543,420
Refunding, Third Series C, 4.00%, 11/01/19	10,000,000	11,022,100
Third Series A, 5.00%, 11/01/21	5,000,000	5,823,900

122 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System, Series A, 6.75%, 7/01/29	$2,000,000	$2,210,040
Anne Arundel Health System, Series A, 6.75%, 7/01/39	2,000,000	2,173,400
Anne Arundel Health System, Series A, Pre-Refunded, 5.125%, 7/01/34	2,500,000	2,818,250
Anne Arundel Medical Center, AGMC Insured, 5.125%, 7/01/33	8,365,000	8,364,833
Carroll County General Hospital, 6.00%, 7/01/26	2,000,000	2,023,420
Carroll County General Hospital, 5.80%, 7/01/32	5,000,000	5,007,750
Carroll Hospital Center, 5.00%, 7/01/40	6,790,000	6,054,236
Catholic Health Initiatives, Series A, 6.00%, 12/01/20	715,000	720,212
Edenwald, Series A, 5.40%, 1/01/31	1,000,000	844,850
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	12,537,690
Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37	9,395,000	9,192,820
LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34	10,945,000	10,607,237
LifeBridge Health, Refunding, Assured Guaranty, 4.75%, 7/01/38	10,000,000	9,042,300
Loyola College, Series A, 5.00%, 10/01/40	10,050,000	9,473,230
Maryland Institute College of Art, 5.00%, 6/01/35	2,000,000	1,766,900
Maryland Institute College of Art, 5.00%, 6/01/36	5,000,000	4,406,600
Maryland Institute College of Art, 5.00%, 6/01/40	10,000,000	8,677,500
Maryland Institute College of Art, Pre-Refunded, 5.625%, 6/01/36	3,600,000	3,646,152
Mercy Medical Center, Refunding, 5.625%, 7/01/31	5,500,000	5,036,020
Mercy Medical Center, Series A, 5.00%, 7/01/37	10,000,000	7,961,100
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27	655,000	616,630
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34	5,000,000	4,347,850
Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured, 5.00%,
7/01/38	6,200,000	5,788,692
Peninsula Regional Medical Center, 5.00%, 7/01/36	6,625,000	6,174,500
Roland Park Place Project, Refunding, 5.625%, 7/01/18	2,500,000	2,454,975
Roland Park Place Project, Refunding, 5.625%, 7/01/24	2,680,000	2,439,363
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/32	29,000,000	29,149,640
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/38	5,805,000	5,827,523
Union Hospital Cecil County Issue, 5.00%, 7/01/35	3,015,000	2,780,704
University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28	15,000,000	15,034,950
University of Maryland Medical System, Series A, 5.00%, 7/01/41	2,500,000	2,277,600
Washington County Hospital, 5.75%, 1/01/38	2,500,000	2,266,075
Western Maryland Health, Refunding, Series A, NATL Insured, 4.75%, 7/01/36	17,120,000	14,731,075
Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project,
AMBAC Insured, 5.00%, 7/01/28	3,975,000	4,086,260
Maryland State Transportation Authority Parking Revenue, AMBAC Insured, 5.00%, 3/01/27	8,000,000	8,104,160
Maryland State Transportation Authority Transportation Facility Projects Revenue,
AGMC Insured, 5.00%, 7/01/27	5,890,000	6,104,926
AGMC Insured, 5.00%, 7/01/31	7,455,000	7,656,658
AGMC Insured, 5.00%, 7/01/32	7,165,000	7,247,612
AGMC Insured, 5.00%, 7/01/34	7,500,000	7,625,850
Series A, 5.00%, 7/01/23	3,695,000	4,003,311
Montgomery County GO, Consolidated Public Improvement, Refunding, Series A, 4.00%,
11/01/20	10,000,000	10,884,800
8/01/21	10,000,000	10,805,900

Annual Report | 123

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Morgan State University Maryland and Auxiliary Facilities Fees Revenue, Series A, NATL RE,
FGIC Insured, 5.00%, 7/01/32	$6,450,000	$6,483,282
Prince George’s County GO, Consolidated Public Improvement, 4.40%, 9/15/22	10,000,000	10,250,600
Prince George’s County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured,
4.75%, 6/30/30	4,000,000	4,006,720
Westminster Education Facilities Revenue, McDaniel College Inc., Pre-Refunded, 5.50%,
4/01/27	425,000	457,933
4/01/32	1,500,000	1,616,235
		466,847,253
District of Columbia 0.4%
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%,
7/01/32	2,500,000	2,548,200
U.S. Territories 23.5%
Puerto Rico 23.0%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	2,100,000	1,971,438
Puerto Rico Commonwealth GO, Public Improvement,
AGMC Insured, Pre-Refunded, 5.25%, 7/01/27	1,520,000	1,544,882
AGMC Insured, Pre-Refunded, 5.125%, 7/01/30	4,360,000	4,429,586
Refunding, AGMC Insured, 5.25%, 7/01/27	1,015,000	1,014,939
Refunding, AGMC Insured, 5.125%, 7/01/30	2,870,000	2,772,477
Refunding, Series A, FGIC Insured, 5.50%, 7/01/21	10,000,000	10,325,400
Refunding, Series A, FGIC Insured, 5.50%, 7/01/22	5,000,000	5,135,400
Series A, 5.00%, 7/01/27	6,250,000	5,807,375
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36	5,000,000	4,706,300
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	5,000,000	4,351,350
Series D, Pre-Refunded, 5.25%, 7/01/38	5,000,000	5,302,850
Series G, 5.00%, 7/01/33	2,170,000	1,897,535
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	5,000,000	4,459,900
FGIC Insured, 5.00%, 7/01/24	5,000,000	4,774,700
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series SS, AGMC Insured, 5.00%, 7/01/30	10,000,000	9,865,200
Series II, Pre-Refunded, 5.25%, 7/01/31	3,000,000	3,219,810
Series WW, 5.50%, 7/01/38	5,000,000	4,554,400
Series XX, 5.25%, 7/01/40	13,500,000	11,790,090
Puerto Rico HFAR, Capital Fund Modernization, 5.125%, 12/01/27	4,250,000	4,251,020
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.25%, 7/01/36	520,000	456,664
Refunding, Series K, AGMC Insured, 5.25%, 7/01/27	5,300,000	5,310,229
Refunding, Series N, 5.00%, 7/01/32	5,000,000	4,418,850
Refunding, Series Q, 5.625%, 7/01/39	5,000,000	4,630,550
Series D, Pre-Refunded, 5.25%, 7/01/36	1,480,000	1,569,644

124 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.75%, 8/01/37	$11,425,000	$11,317,148
Series A, 6.00%, 8/01/42	18,160,000	18,194,504
Series C, 5.25%, 8/01/41	1,300,000	1,169,350
University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%, 6/01/30	4,000,000	3,614,320
		142,855,911
U.S. Virgin Islands 0.5%
Virgin Islands PFAR,
Gross Receipts Taxes Loan Note, Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,000,000	2,045,240
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	941,330
		2,986,570
Total U.S. Territories		145,842,481
Total Municipal Bonds before Short Term Investments (Cost $636,382,276)		615,237,934
Short Term Investments 0.4%
Municipal Bonds 0.4%
Maryland 0.4%
[a]Maryland State EDC, EDR, U.S. Pharmacopeial Convention Inc. Project, Refunding, Series B,
Daily VRDN and Put, 0.27%, 7/01/38	1,400,000	1,400,000
[a]Maryland State Health and Higher Educational Facilities Authority Revenue, Upper Chesapeake
Hospital, Refunding, Series A, Daily VRDN and Put, 0.27%, 1/01/43	1,200,000	1,200,000
Total Short Term Investments (Cost $2,600,000)		2,600,000
Total Investments (Cost $638,982,276) 99.4%		617,837,934
Other Assets, less Liabilities 0.6%		3,843,646
Net Assets 100.0%		$621,681,580

See Abbreviations on page 180.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 125

Franklin Tax-Free Trust
Financial Highlights

Franklin Missouri Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.98	$11.28	$11.52	$12.37	$12.31
Income from investment operations[b]:
Net investment income[c]	0.50	0.51	0.52	0.51	0.52
Net realized and unrealized gains (losses)	(0.42)	0.70	(0.25)	(0.85)	0.06
Total from investment operations	0.08	1.21	0.27	(0.34)	0.58
Less distributions from net investment income	(0.51)	(0.51)	(0.51)	(0.51)	(0.52)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.55	$11.98	$11.28	$11.52	$12.37

Total return[f]	0.58%	10.93%	2.39%	(2.86)%	4.85%

Ratios to average net assets
Expenses	0.64%	0.65%	0.65%	0.66%	0.66%
Net investment income	4.18%	4.37%	4.50%	4.24%	4.25%

Supplemental data
Net assets, end of year (000’s)	$884,732	$863,925	$691,272	$622,913	$613,125
Portfolio turnover rate	9.18%	5.87%	12.44%	16.11%	19.77%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

126 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Missouri Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.07	$11.35	$11.60	$12.45	$12.39
Income from investment operations[b]:
Net investment income[c]	0.44	0.45	0.46	0.45	0.45
Net realized and unrealized gains (losses)	(0.43)	0.72	(0.26)	(0.86)	0.06
Total from investment operations	0.01	1.17	0.20	(0.41)	0.51
Less distributions from net investment income	(0.44)	(0.45)	(0.45)	(0.44)	(0.45)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.64	$12.07	$11.35	$11.60	$12.45

Total return[f]	0.01%	10.44%	1.81%	(3.45)%	4.25%

Ratios to average net assets
Expenses	1.19%	1.20%	1.20%	1.21%	1.21%
Net investment income	3.63%	3.82%	3.95%	3.69%	3.70%

Supplemental data
Net assets, end of year (000’s)	$134,026	$120,256	$84,637	$71,563	$70,148
Portfolio turnover rate	9.18%	5.87%	12.44%	16.11%	19.77%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 127

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Missouri Tax-Free Income Fund
	Year Ended
	February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.98	$11.48
Income from investment operations[b]:
Net investment income[c]	0.51	0.35
Net realized and unrealized gains (losses)	(0.42)	0.49
Total from investment operations	0.09	0.84
Less distributions from net investment income	(0.52)	(0.34)
Net asset value, end of year	$11.55	$11.98

Total return[d]	0.68%	7.37%

Ratios to average net assets[e]
Expenses	0.54%	0.55%
Net investment income	4.28%	4.47%

Supplemental data
Net assets, end of year (000’s)	$37,557	$12,860
Portfolio turnover rate	9.18%	5.87%

[a]For the period July 1, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

128 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.8%
Missouri 80.9%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax
Revenue, Metrolink Cross County Extension, Assured Guaranty, 5.00%,
10/01/35	$5,000,000	$4,971,800
10/01/39	30,300,000	29,800,656
Bi-State Development Agency Missouri-Illinois Metropolitan District Revenue, Metrolink Cross
County Project, Series B, AGMC Insured, 5.00%, 10/01/32	7,300,000	7,304,964
Boone County IDA Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%,
10/20/22	1,515,000	1,532,468
Cape Girardeau County IDA Health Care Facilities Revenue,
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,500,000	6,324,825
St. Francis Medical Center, Series A, 5.50%, 6/01/27	6,350,000	6,385,306
St. Francis Medical Center, Series A, 5.50%, 6/01/32	5,000,000	4,999,550
St. Francis Medical Center, Series A, 5.75%, 6/01/39	3,150,000	3,097,836
Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper
Products, 5.30%, 5/15/28	6,875,000	6,875,000
Carroll County Public Water Supply District No. 1 Water System Revenue, Refunding,
5.625%, 3/01/34	1,000,000	1,021,130
6.00%, 3/01/39	1,000,000	1,028,700
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation
Obligation, Series A, 5.75%, 10/01/33	10,290,000	11,136,558
Curators of the University of Missouri System Facilities Revenue,
Series A, 5.00%, 11/01/33	5,000,000	5,113,300
Series A, 5.00%, 11/01/35	20,000,000	20,201,800
System Facilities, Refunding, Series A, 5.00%, 11/01/25	5,750,000	6,099,945
System Facilities, Refunding, Series A, 5.00%, 11/01/26	3,625,000	3,824,883
Florissant COP, NATL RE, FGIC Insured, 5.00%, 8/01/22	1,285,000	1,307,539
Grandview COP, NATL RE, FGIC Insured, 5.00%, 1/01/23	2,410,000	2,454,489
Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22	1,000,000	959,950
Independence School District GO, Missouri Direct Deposit Program, Series A, 5.00%,
3/01/27	3,300,000	3,496,053
3/01/28	3,000,000	3,153,000
3/01/29	3,000,000	3,132,510
Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding and
Improvement, Series A, 5.00%, 3/01/29	4,000,000	4,122,200
Jackson County Reorganized School District No. 7 Lee’s Summit GO, Missouri Direct Deposit
Program, Refunding and Improvement, AGMC Insured, 5.00%, 3/01/21	5,700,000	5,927,943
Jackson County Special Obligation Revenue,
Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28	2,500,000	2,504,775
Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/29	26,925,000	26,472,660
NATL Insured, 5.00%, 12/01/27	3,105,000	3,127,449
Jefferson County Consolidated School District No. 006 Lease Participation COP,
AGMC Insured, 5.00%, 3/01/25	1,050,000	1,098,269
Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,
5.50%, 2/15/29	2,000,000	1,853,660
5.75%, 2/15/35	2,500,000	2,296,425
Kansas City IDAR, Kansas City Missouri IDA, AMBAC Insured,
5.00%, 12/01/24	4,470,000	4,691,265
4.50%, 12/01/32	8,250,000	7,476,563
5.00%, 12/01/32	15,000,000	14,998,800

		Annual Report | 129

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
[a]Kansas City Sanitation Sewer System Revenue, Series A, 5.25%, 1/01/34	$5,000,000	$5,141,750
Kansas City Special Obligation Revenue, Arena Project, Refunding and Improvement, Series C,
5.125%, 4/01/38	10,000,000	9,381,100
Kansas City Special Obligation Tax Allocation, East Village Project, Series B, Assured Guaranty,
5.00%, 4/15/31	6,860,000	7,049,748
Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town
Center Project, NATL Insured, 5.00%, 7/01/27	1,730,000	1,593,641
Kansas City Water Revenue, Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	13,308,441
Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
12/01/14	535,000	515,087
12/01/26	800,000	585,368
Lee’s Summit IDAR, John Knox Village Project, Pre-Refunded, 5.70%, 8/15/22	1,500,000	1,624,920
Lee’s Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22	1,995,000	2,031,828
Lincoln University Auxiliary System Revenue, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,232,488
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Series A, 5.75%, 5/01/38	2,000,000	2,131,980
Series A, NATL Insured, 5.00%, 5/01/34	24,730,000	24,929,571
Series C, NATL Insured, 5.00%, 5/01/36	22,740,000	22,930,334
Missouri Development Finance Board Cultural Facilities Revenue,
Nelson Gallery Foundation, Series A, NATL Insured, 5.00%, 12/01/30	9,500,000	9,544,840
Series B, 5.00%, 6/01/37	28,435,000	28,553,858
Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Series A, 6.00%, 1/01/39	15,750,000	16,103,430
Plum Point Project, NATL Insured, 5.00%, 1/01/28	5,235,000	4,873,523
Plum Point Project, NATL Insured, 5.00%, 1/01/34	34,945,000	30,355,324
Series A, AMBAC Insured, 5.00%, 1/01/42	15,795,000	14,270,151
Missouri Southern State College Revenue, Auxiliary Enterprise System, NATL Insured, 5.50%,
4/01/23	1,200,000	1,202,220
Missouri State Board of Public Buildings State Office Building, Special Obligation, Series A,
5.125%, 5/01/26	3,960,000	3,978,097
Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater
St. Louis Project, Series A, 5.40%, 9/01/18	7,420,000	7,420,000
Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
Paper Product, 5.20%, 3/15/29	3,000,000	2,996,460
Missouri State Environmental Improvement and Energy Resources Authority PCR, St. Joseph
Light and Power Co. Project, Refunding, AMBAC Insured, 5.85%, 2/01/13	2,100,000	2,106,867
Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
State Revolving Fund, Series A, 6.55%, 7/01/14	495,000	497,099
State Revolving Fund, Series A, 5.75%, 1/01/16	105,000	105,322
State Revolving Fund, Series B, 5.80%, 1/01/15	85,000	85,263
State Revolving Fund, Series B, 7.20%, 7/01/16	650,000	652,724
State Revolving Fund, Series B, AGMC Insured, 6.05%, 7/01/16	475,000	476,553
State Revolving Funds, Refunding, Series A, 5.00%, 1/01/23	14,000,000	15,661,240
State Revolving Funds, Refunding, Series A, 5.00%, 1/01/24	7,890,000	8,775,416
State Revolving Funds, Series B, 5.50%, 7/01/21	60,000	60,167
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution
Control and Drinking Water Revenue, State Revolving Funds Programs, Series A, 5.75%,
1/01/29	2,500,000	2,830,875

130 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Missouri State GO, Stormwater Control, Series A, Pre-Refunded, 5.00%, 6/01/26	$1,895,000	$1,916,887
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
The Washington University, Refunding, Series B, 5.00%, 3/01/30	14,000,000	14,010,920
The Washington University, Series A, 5.00%, 11/15/37	9,150,000	9,151,189
The Washington University, Series A, 5.375%, 3/15/39	16,825,000	17,457,452
Webster University, NATL Insured, 5.30%, 4/01/27	8,000,000	7,999,440
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
CoxHealth, 5.50%, 11/15/39	14,325,000	13,764,892
Freeman Health Systems Project, 5.25%, 2/15/28	2,750,000	2,505,085
Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%,
8/15/21	4,585,000	4,429,064
Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%,
8/15/28	4,900,000	4,402,699
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	3,881,200
Lake Regional Health Systems Project, 5.60%, 2/15/25	1,250,000	1,251,975
Lake Regional Health Systems Project, 5.70%, 2/15/34	2,750,000	2,711,830
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	15,549,704
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	6,640,060
St. Luke’s Episcopal, 5.00%, 12/01/34	7,500,000	6,811,125
St. Luke’s Episcopal, Presbyterian Hospital, AGMC Insured, 5.25%, 12/01/26	8,500,000	8,526,690
St. Luke’s Health System, Series A, AGMC Insured, 5.50%, 11/15/35	10,000,000	10,036,500
St. Luke’s Health System, Series B, AGMC Insured, 5.50%, 11/15/35	6,725,000	6,749,546
Missouri State Health and Educational Facilities Authority Revenue,
Children’s Mercy Hospital, 5.625%, 5/15/39	7,500,000	7,297,800
Educational Facilities, Washington University, Series A, 5.00%, 2/15/33	15,125,000	15,354,597
Senior Living Facilities, Lutheran Senior, 5.375%, 2/01/35	2,520,000	2,245,194
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	6,485,000	5,742,208
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%,
2/01/22	3,400,000	3,301,672
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%,
2/01/27	2,700,000	2,509,488
Senior Living Facilities, Lutheran Senior Services, Series A, 5.00%, 2/01/25	1,500,000	1,413,750
Senior Living Facilities, Lutheran Senior Services, Series A, 5.375%, 2/01/35	4,655,000	4,142,066
SSM Health Care, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/28	16,385,000	16,743,831
Missouri State Highways and Transit Commission State Road Revenue,
5.00%, 5/01/20	6,875,000	7,884,937
5.00%, 5/01/21	5,000,000	5,676,300
first lien, Series B, 5.00%, 5/01/24	6,005,000	6,426,671
Series A, 5.00%, 5/01/24	1,150,000	1,268,910
Missouri State Housing Development Commission SFMR, Homeownership Loan Program,
Series A-1, GNMA Secured, 4.75%, 9/01/32	1,080,000	1,070,896
Series B, GNMA Secured, 6.45%, 9/01/27	150,000	150,179
Series C, GNMA Secured, 5.00%, 3/01/32	1,130,000	1,143,018
Series C-1, GNMA Secured, 5.90%, 9/01/25	690,000	696,169
Series C-1, GNMA Secured, 5.95%, 3/01/28	490,000	490,142
Series D, GNMA Secured, 4.70%, 3/01/35	3,970,000	3,756,851
Monarch-Chesterfield Levee District Revenue, NATL Insured, 5.75%, 3/01/19	1,920,000	1,925,645

Annual Report | 131

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Missouri Tax-Free Income Fund		Principal Amount	Value
	Municipal Bonds (continued)
	Missouri (continued)
	North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, AGMC Insured,
	5.00%, 11/15/20		$1,000,000	$1,024,780
	5.00%, 11/15/21		1,000,000	1,022,720
	5.00%, 11/15/22		1,000,000	1,019,390
	5.00%, 11/15/28		1,965,000	1,968,301
	5.125%, 11/15/33		2,755,000	2,680,918
	Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education,
	Assured Guaranty, 5.00%, 3/01/27		6,690,000	6,981,818
	Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39		1,600,000	1,617,456
	Riverside IDA, IDR, Riverside Horizons Project, Series A, ACA Insured, 5.00%, 5/01/20		1,500,000	1,521,330
	Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue,
L	-385 Project, Refunding, Radian Insured, 5.00%, 3/01/27		5,000,000	4,485,600
	Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
	5.625%, 8/15/18		2,735,000	2,576,862
	5.70%, 8/15/28		5,250,000	4,178,580
	Springfield Public Building Corp. Leasehold Revenue,
	Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24		2,600,000	2,716,350
	Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36		5,000,000	4,852,900
	Springfield Public Utility Revenue, NATL RE, FGIC Insured, 4.75%, 8/01/34		3,000,000	2,945,820
	Springfield School District No. R-12 GO, Missouri Direct Deposit Program, AGMC Insured,
	5.00%, 3/01/26		5,000,000	5,277,600
	St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A,
	NATL Insured, 5.25%, 12/01/28		1,000,000	1,003,760
	St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%,
	4/01/27		2,655,000	2,597,519
	St. Louis Airport Revenue,
	Airport Development Program, Series A, NATL Insured, Pre-Refunded, 5.25%, 7/01/31		18,000,000	18,287,460
	Lambert, Refunding, Series B, AGMC Insured, 5.00%, 7/01/25		9,420,000	9,119,690
	Lambert, St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29		13,070,000	12,362,129
	Lambert, St. Louis International Airport, Refunding, Series A, AGMC Insured, 5.00%,
	7/01/23		14,615,000	14,700,644
	Lambert, St. Louis International Airport, Series A-1, 6.125%, 7/01/24		2,000,000	2,075,680
	Lambert, St. Louis International Airport, Series A-1, 6.625%, 7/01/34		5,000,000	5,090,550
	St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured,
	5.375%, 9/20/31		3,310,000	3,319,731
	St. Louis County IDA, MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31		1,095,000	1,095,000
	St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28		1,500,000	1,215,030
	St. Louis Municipal Finance Corp. Leasehold Revenue,
	Carnahan Courthouse, Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/15/27		4,750,000	4,958,383
	Convention Center Capital Improvement, Series B, Assured Guaranty, 5.375%, 7/15/38		22,725,000	22,883,166
	St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC Insured,
	5.00	%,
	2/15/32		8,075,000	7,305,614
	2/15/37		7,800,000	6,658,080
	Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,
	5.30%, 5/15/18		3,000,000	2,798,550
	5.40%, 5/15/28		1,500,000	1,201,890

132 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Missouri (continued)
	Taney County Reorganized School District GO, No. R-V Hollister, AGMC Insured, Pre-Refunded,
	5.00%, 3/01/20	$1,300,000	$1,390,142
	University of Missouri Revenues, System Facilities, Refunding, Series B, 5.00%, 11/01/27	7,865,000	7,911,797
	West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,
	5.50%, 11/15/12	440,000	441,135
	5.60%, 11/15/17	1,700,000	1,625,676
	5.65%, 11/15/22	1,500,000	1,335,480
			854,082,069
	U.S. Territories 17.9%
	Puerto Rico 17.5%
	Puerto Rico Commonwealth GO, Public Improvement, Series A,
	5.375%, 7/01/28	1,975,000	1,990,109
	5.125%, 7/01/31	5,000,000	5,002,600
	6.00%, 7/01/38	6,250,000	6,134,125
	Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
Pre	-Refunded, 5.50%, 7/01/36	9,500,000	11,352,500
	Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
	Refunding, Series N, Assured Guaranty, 5.50%, 7/01/26	8,410,000	8,736,813
	Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	4,970,000	4,325,242
	Series D, Pre-Refunded, 5.375%, 7/01/36	2,500,000	2,655,550
	Puerto Rico Electric Power Authority Power Revenue,
	Refunding, Series CCC, 5.00%, 7/01/28	4,000,000	3,733,200
	Series CCC, 5.25%, 7/01/28	8,000,000	7,760,400
	Series II, Pre-Refunded, 5.25%, 7/01/31	10,000,000	10,732,700
	Series WW, 5.50%, 7/01/38	5,730,000	5,219,342
	Series XX, 5.25%, 7/01/40	33,750,000	29,475,225
	Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
	Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
	7/01/22	2,500,000	2,500,725
	Puerto Rico PBA Guaranteed Revenue, Government Facilities,
	Refunding, Series D, 5.375%, 7/01/33	2,150,000	2,015,797
	Series D, Pre-Refunded, 5.375%, 7/01/33	5,885,000	6,251,165
	Series I, 5.00%, 7/01/36	14,450,000	12,247,675
	Series I, Pre-Refunded, 5.375%, 7/01/34	10,000,000	11,319,300
	Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
	Refunding, Series C, 5.375%, 8/01/36	6,900,000	6,556,173
	Series A, 5.25%, 8/01/27	5,000,000	5,050,550
	Series A, 5.50%, 8/01/37	9,000,000	8,497,710
	Series A, 5.375%, 8/01/39	2,000,000	1,838,020
	Series B, 6.375%, 8/01/39	10,000,000	10,324,100
	Series C, 5.50%, 8/01/40	15,000,000	14,027,550
	Series C, 5.25%, 8/01/41	7,500,000	6,746,250
			184,492,821

Annual Report | 133

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 0.4%
Virgin Islands PFAR,
Matching Fund Loan Note, senior lien, Series A, 5.00%, 10/01/29	$2,500,000	$2,400,525
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/39	2,500,000	2,063,100
		4,463,625
Total U.S. Territories		188,956,446
Total Municipal Bonds before Short Term Investments
(Cost $1,065,760,032)		1,043,038,515
Short Term Investments (Cost $1,200,000) 0.1%
Municipal Bonds 0.1%
Missouri 0.1%
[b]Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
St. Louis University, Series B, Daily VRDN and Put, 0.20%, 10/01/24	1,200,000	1,200,000
Total Investments (Cost $1,066,960,032) 98.9%		1,044,238,515
Other Assets, less Liabilities 1.1%		12,077,126
Net Assets 100.0%		$1,056,315,641

See Abbreviations on page 180.

[a]A portion or all of the security purchased on a delayed delivery basis.
[b]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

134 | The accompanying notes are an integral part of these financial statements.	| Annual Report

Franklin Tax-Free Trust

Financial Highlights

Franklin North Carolina Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.15	$11.37	$11.46	$12.38	$12.31
Income from investment operations[b]:
Net investment income[c]	0.49	0.51	0.51	0.50	0.51
Net realized and unrealized gains (losses)	(0.41)	0.77	(0.11)	(0.92)	0.08
Total from investment operations	0.08	1.28	0.40	(0.42)	0.59
Less distributions from net investment income	(0.50)	(0.50)	(0.49)	(0.50)	(0.52)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.73	$12.15	$11.37	$11.46	$12.38

Total return[f]	0.63%	11.47%	3.60%	(3.55)%	4.89%

Ratios to average net assets
Expenses	0.63%	0.64%	0.64%	0.65%	0.66%
Net investment income	4.07%	4.25%	4.41%	4.11%	4.15%

Supplemental data
Net assets, end of year (000’s)	$925,162	$924,905	$742,759	$673,785	$626,783
Portfolio turnover rate	9.56%	8.85%	7.09%	12.03%	9.79%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 135

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin North Carolina Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.30	$11.49	$11.58	$12.51	$12.44
Income from investment operations[b]:
Net investment income[c]	0.43	0.44	0.45	0.44	0.45
Net realized and unrealized gains (losses)	(0.42)	0.81	(0.11)	(0.94)	0.07
Total from investment operations	0.01	1.25	0.34	(0.50)	0.52
Less distributions from net investment income	(0.43)	(0.44)	(0.43)	(0.43)	(0.45)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.88	$12.30	$11.49	$11.58	$12.51

Total return[f]	0.06%	11.01%	2.99%	(4.13)%	4.26%

Ratios to average net assets
Expenses	1.18%	1.19%	1.19%	1.20%	1.21%
Net investment income	3.52%	3.70%	3.86%	3.56%	3.60%

Supplemental data
Net assets, end of year (000’s)	$237,607	$224,584	$151,193	$123,593	$117,566
Portfolio turnover rate	9.56%	8.85%	7.09%	12.03%	9.79%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

136 | The accompanying notes are an integral part of these financial statements. |		Annual Report

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin North Carolina Tax-Free Income Fund
	Year Ended
	February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.15	$11.64
Income from investment operations[b]:
Net investment income[c]	0.50	0.35
Net realized and unrealized gains (losses)	(0.41)	0.50
Total from investment operations	0.09	0.85
Less distributions from net investment income	(0.51)	(0.34)
Net asset value, end of year	$11.73	$12.15

Total return[d]	0.73%	7.33%

Ratios to average net assets[e]
Expenses	0.53%	0.54%
Net investment income	4.17%	4.35%

Supplemental data
Net assets, end of year (000’s)	$22,659	$14,704
Portfolio turnover rate	9.56%	8.85%

[a]For the period July 1, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 137

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.5%
North Carolina 80.2%
Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%, 10/01/38	$7,600,000	$5,639,732
Asheville Water System Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 8/01/25	1,000,000	1,019,420
NATL Insured, 5.00%, 8/01/32	2,110,000	2,141,101
Brunswick County Enterprise System Revenue, Series A, AGMC Insured, 5.00%,
4/01/27	1,500,000	1,530,345
4/01/28	1,750,000	1,780,362
Buncombe County COP, NATL Insured, 5.00%, 4/01/22	1,000,000	1,052,080
Cape Fear Public Utility Authority Water and Sewer System Revenue, 5.00%, 8/01/35	21,000,000	21,154,140
Cary Combined Enterprise System Revenue, Refunding, Series 2007, 5.00%, 12/01/33	5,405,000	5,560,340
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
7/01/32	20,680,000	20,385,103
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
7/01/36	13,085,000	12,522,607
Refunding, Series A, 5.50%, 7/01/34	3,765,000	3,836,196
Series A, NATL Insured, 5.00%, 7/01/29	5,000,000	5,022,450
Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	9,678,300
Charlotte COP,
Governmental Facilities Projects, Series G, 5.00%, 6/01/28	3,000,000	3,021,270
Refunding, 5.00%, 6/01/33	2,500,000	2,517,925
Refunding, Series C, 5.00%, 6/01/39	6,000,000	5,910,240
Transit Projects, Phase II, Series E, 5.00%, 6/01/35	6,000,000	5,974,500
Charlotte GO, Series C, 5.00%, 7/01/27	2,010,000	2,060,813
Charlotte Storm Water Fee Revenue,
5.00%, 6/01/35	10,000,000	10,137,300
Refunding, 5.00%, 6/01/25	1,000,000	1,036,340
Charlotte Water and Sewer System Revenue,
5.125%, 6/01/26	6,000,000	6,097,740
5.00%, 7/01/38	6,775,000	6,890,920
Refunding, Series B, 5.00%, 7/01/38	10,000,000	10,208,700
Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/31	3,865,000	3,760,374
Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34	4,000,000	3,911,200
Carolinas HealthCare System, Series A, AGMC Insured, 5.00%, 1/15/23	7,780,000	8,141,459
Refunding, 5.00%, 1/15/39	15,000,000	13,895,850
Chatham County COP, AMBAC Insured, 5.00%, 6/01/34	5,000,000	4,892,000
Columbus County Industrial Facilities and PCFA Revenue, International Paper Co. Projects,
5.70%, 5/01/34	2,500,000	2,443,250
Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and
Mental Health, AGMC Insured, Pre-Refunded, 5.625%, 6/01/24	5,000,000	5,065,350
Dare County COP,
AMBAC Insured, 5.125%, 6/01/21	650,000	667,277
AMBAC Insured, 5.00%, 6/01/23	3,000,000	3,104,220
AMBAC Insured, 5.00%, 6/01/29	5,295,000	5,316,604
NATL RE, FGIC Insured, 5.00%, 6/01/23	2,655,000	2,785,015
Dare County Utility System Revenue, 5.00%, 2/01/41	5,000,000	5,011,400

138 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Durham County COP, Series A, 5.00%, 6/01/31	$4,000,000	$4,091,920
Durham County Enterprise System Revenue, NATL Insured, 5.00%, 6/01/23	1,670,000	1,743,012
Gastonia Combined Utilities System Revenue, AGMC Insured, 5.00%, 5/01/25	1,000,000	1,003,450
Greensboro Enterprise System Revenue, Series A, Pre-Refunded, 5.125%,
6/01/21	390,000	398,518
6/01/22	350,000	357,644
Greensboro HDC, Mortgage Revenue, Refunding, Series A, NATL Insured, 6.70%, 1/01/24	1,165,000	1,165,012
Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series A,
AGMC Insured, 5.00%, 11/01/33	6,000,000	6,014,760
Guilford County GO, Refunding, Series C, 5.00%, 2/01/22	5,920,000	6,725,594
Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
5.45%, 11/01/33	4,000,000	3,513,000
Refunding, 6.45%, 11/01/29	3,900,000	3,902,067
Harnett County COP,
AGMC Insured, 5.125%, 12/01/23	1,000,000	1,033,700
Assured Guaranty, 5.00%, 6/01/28	1,000,000	1,031,270
Assured Guaranty, 5.00%, 6/01/29	500,000	512,525
High Point Combined Enterprise System Revenue,
AGMC Insured, 5.00%, 11/01/33	5,000,000	5,053,550
NATL RE, FGIC Insured, 5.00%, 11/01/31	11,000,000	11,134,970
Iredell County COP, Iredell County School Project, AGMC Insured,
5.125%, 6/01/27	4,000,000	4,108,000
5.00%, 6/01/28	1,000,000	1,013,260
Johnston Memorial Hospital Authority Mortgage Revenue, AGMC Insured, 5.25%,
10/01/36	7,000,000	7,065,590
Mecklenburg County COP, Series A, 5.00%, 2/01/28	350,000	358,950
Mecklenburg County GO, Public Improvement, Series B, Pre-Refunded, 4.70%, 2/01/20	3,000,000	3,111,870
Monroe COP, Assured Guaranty, 5.50%,
3/01/34	2,425,000	2,484,825
3/01/39	1,085,000	1,100,396
Nash Health Care System Health Care Facilities Revenue, AGMC Insured, 5.00%,
11/01/30	2,250,000	2,141,640
New Hanover County COP, New Hanover County Projects, AMBAC Insured, Pre-Refunded,
5.00%, 12/01/22	5,000,000	5,221,800
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
Refunding, Series B, AGMC Insured,
5.00%, 10/01/27	3,500,000	3,526,565
5.125%, 10/01/31	8,385,000	8,462,897
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33	3,000,000	2,612,250
Wake Forest University, 5.00%, 1/01/38	12,200,000	12,254,046
North Carolina Capital Facilities Finance Agency Revenue, Duke University Project,
Refunding, Series A, 5.00%, 10/01/41	11,080,000	11,124,542
Refunding, Series A, 5.00%, 10/01/44	7,050,000	7,073,547
Refunding, Series B, 5.00%, 10/01/38	9,950,000	10,048,405
Refunding, Series B, 4.75%, 7/01/42	10,000,000	9,667,200
Series A, 5.00%, 10/01/39	2,615,000	2,632,599
Series A, Pre-Refunded, 5.25%, 7/01/42	10,000,000	10,752,100

Annual Report | 139

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina Eastern Municipal Power Agency Power System Revenue,
Refunding, Series A, 6.50%, 1/01/18	$3,000,000	$3,558,240
Refunding, Series A, 5.00%, 1/01/24	10,000,000	10,202,100
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21	11,555,000	11,954,456
Series C, 6.75%, 1/01/24	3,500,000	3,977,365
North Carolina HFAR,
Home Ownership, Refunding, Series 12-C, 5.35%, 7/01/33	10,000,000	10,009,900
SF, Refunding, Series DD, FHA Insured, 6.20%, 9/01/27	435,000	445,231
SFR, Series AA, 6.25%, 3/01/17	190,000	190,015
SFR, Series RR, FHA Insured, 5.85%, 9/01/28	1,080,000	1,080,140
North Carolina Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	5,000,000	4,982,650
Duke University Health System, Series A, 5.00%, 6/01/42	19,650,000	18,810,945
FirstHealth Carolinas Project, Series A, 6.125%, 10/01/39	11,315,000	11,633,517
FirstHealth Carolinas Project, Series C, 5.00%, 10/01/29	5,000,000	4,789,550
Refunding, NATL RE, FGIC Insured, 5.00%, 1/01/33	10,805,000	10,227,257
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	4,790,400
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19	630,000	630,328
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29	1,220,000	1,184,047
University Health System, Refunding, Series D, 6.25%, 12/01/33	10,000,000	10,422,000
WakeMed Project, AMBAC Insured, 5.00%, 10/01/32	4,205,000	3,896,059
WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/29	1,500,000	1,529,805
WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/38	6,000,000	6,025,680
WakeMed Project, Series A, Assured Guaranty, 5.875%, 10/01/38	2,515,000	2,545,934
North Carolina Medical Care Commission Health Care System Facilities Revenue, Applachian
Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34	6,000,000	5,981,640
North Carolina Medical Care Commission Health System Revenue, Mission Health
Combination, Refunding, AGMC Insured, 5.00%, 10/01/36	5,000,000	4,633,050
North Carolina Medical Care Commission Hospital Revenue,
Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12	370,000	384,844
Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22	1,920,000	2,118,739
Halifax Regional Medical Center Project, 5.00%, 8/15/24	1,800,000	1,469,070
Mission-St. Joseph’s Health System Project, Refunding, NATL Insured, 5.125%,
10/01/28	1,770,000	1,771,841
North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	9,460,400
Southeastern Regional Medical Center, 6.25%, 6/01/29	4,000,000	4,002,480
Southeastern Regional Medical Center, 5.375%, 6/01/32	3,500,000	3,197,810
Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19	1,090,000	1,089,978
North Carolina Medical Care Commission Revenue,
Betsy Johnson Project, AGMC Insured, 5.125%, 10/01/32	4,500,000	4,507,875
Chatham Hospital Project, NATL Insured, 5.25%, 2/01/31	4,450,000	4,274,581
Novant Health Obligation Group, NATL Insured, 5.00%, 11/01/39	9,680,000	8,550,925
Rowan Regional Medical Center, AGMC Insured, 5.00%, 9/01/33	25,970,000	24,756,422
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
Refunding, Series A, 5.00%, 1/01/26	2,500,000	2,581,550
Refunding, Series A, 5.00%, 1/01/30	4,670,000	4,720,903
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,493,350
Series A, NATL Insured, 5.25%, 1/01/19	5,000,000	5,231,200
Series A, NATL Insured, 5.25%, 1/01/20	1,500,000	1,558,170

140 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina State Capital Improvement Limited Obligation Revenue,
Capital Improvement, Series A, AGMC Insured, 5.00%, 5/01/22	$6,595,000	$7,063,179
Series A, 5.00%, 5/01/28	5,000,000	5,191,600
North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured,
5.00%, 6/01/33	1,500,000	1,443,390
North Carolina State GO,
Public Improvement, Series A, 5.00%, 5/01/23	10,000,000	11,266,700
Public Improvement, Series A, 5.00%, 5/01/24	23,370,000	26,037,919
Public Improvement, Series A, 4.50%, 3/01/26	4,855,000	5,027,741
Refunding, Series B, 5.00%, 6/01/19	5,000,000	5,897,350
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A,
5.25%, 2/01/40	6,000,000	5,860,140
North Carolina Turnpike Authority Triangle Expressway System Revenue, Series A,
Assured Guaranty,
5.50%, 1/01/29	6,400,000	6,592,192
5.75%, 1/01/39	12,120,000	12,217,566
Northern Hospital District of Surry County Health Care Facilities Revenue,
6.00%, 10/01/28	1,000,000	977,660
6.25%, 10/01/38	2,000,000	1,974,000
Oak Island Enterprise System Revenue,
Assured Guaranty, 6.00%, 6/01/34	1,540,000	1,577,006
Assured Guaranty, 6.00%, 6/01/36	1,000,000	1,016,780
Series A, NATL Insured, 5.00%, 6/01/33	5,000,000	4,570,800
Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital
Project, NATL Insured, 5.00%,
4/01/31	5,900,000	5,739,461
10/01/34	6,000,000	5,727,960
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A,
NATL Insured, 5.00%, 6/01/33	7,500,000	7,459,575
Pasquotank County COP, NATL Insured, 5.00%, 6/01/25	1,400,000	1,419,978
Pitt County COP, School Facilities Project, Series B, AMBAC Insured, 5.00%, 4/01/29	2,500,000	2,502,025
Pitt County Revenue, Assured Guaranty, 5.00%, 4/01/34	1,000,000	962,860
Raleigh Combined Enterprise System Revenue,
5.00%, 3/01/31	10,360,000	10,532,598
5.00%, 3/01/40	11,915,000	12,017,588
Series A, 5.00%, 3/01/36	6,000,000	6,071,280
Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29	6,070,000	6,170,944
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/36	10,785,000	10,617,293
Series A, AMBAC Insured, 5.00%, 5/01/30	14,060,000	14,148,156
Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 11/01/31	8,000,000	8,140,480
Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32	9,380,000	9,435,154
Union County COP, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,091,900
University of North Carolina at Asheville Revenue, General,
Refunding, Series A, AMBAC Insured, 5.00%, 6/01/27	790,000	800,310
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/27	410,000	432,804

Annual Report | 141

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of
North Carolina, General,
5.00%, 12/01/28	$1,000,000	$1,023,070
5.00%, 12/01/31	9,000,000	9,279,810
Refunding, Series A, 5.00%, 12/01/34	11,460,000	11,657,456
Series A, 5.00%, 12/01/25	4,000,000	4,020,440
University of North Carolina at Charlotte Revenue, General, Series B, AGMC Insured, 5.00%,
4/01/32	5,000,000	5,078,300
University of North Carolina at Greensboro Revenue, General, Series A, Assured Guaranty,
5.00%, 4/01/34	1,000,000	1,007,890
University of North Carolina at Wilmington COP, Student Housing Project,
Assured Guaranty, 5.00%, 6/01/32	5,000,000	4,980,150
NATL RE, FGIC Insured, 5.00%, 6/01/26	1,655,000	1,667,777
NATL RE, FGIC Insured, 5.00%, 6/01/27	1,740,000	1,747,030
NATL RE, FGIC Insured, 5.00%, 6/01/29	1,915,000	1,894,529
NATL RE, FGIC Insured, 5.00%, 6/01/37	11,350,000	10,397,848
University of North Carolina System Pool Revenue,
AMBAC Insured, 5.00%, 4/01/29	2,500,000	2,534,025
Series A, AMBAC Insured, 5.00%, 4/01/27	785,000	800,237
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27	1,315,000	1,406,577
Series A, Assured Guaranty, 5.00%, 10/01/33	5,000,000	5,053,200
Series A, NATL Insured, 5.00%, 10/01/33	2,000,000	1,991,880
Wake County GO,
Limited Obligation Bonds, Series 2009, 5.00%, 6/01/36	5,000,000	5,073,850
Refunding, Series C, 5.00%, 3/01/25	10,000,000	11,386,600
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project,
Refunding, 5.375%, 2/01/17	8,000,000	8,292,800
Wake County Revenue, 5.00%,
1/01/33	10,820,000	11,130,426
1/01/37	12,000,000	12,161,640
Western Carolina University Research and Development Corp. COP, Western Carolina
University Student Housing, Assured Guaranty, 5.00%, 6/01/39	5,000,000	4,739,150
Wilkes County COP, NATL Insured, 5.00%,
6/01/31	4,295,000	4,302,516
6/01/36	6,085,000	5,832,047
Wilmington COP,
AMBAC Insured, 5.00%, 9/01/29	1,000,000	1,011,810
Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32	5,310,000	5,333,789
Series A, 5.00%, 6/01/33	6,000,000	6,006,780
Series A, 5.00%, 6/01/38	7,625,000	7,414,397
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%,
6/01/28	700,000	716,527
6/01/33	1,000,000	1,009,000
Wilmington Water and Sewer System Revenue, Refunding, AGMC Insured, 5.00%,
6/01/34	3,565,000	3,576,871
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	3,000,000	2,975,970

142 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Winston-Salem Water and Sewer System Revenue,
5.00%, 6/01/39	$5,000,000	$5,077,250
Pre-Refunded, 5.125%, 6/01/20	2,500,000	2,554,300
Refunding, Series A, 5.00%, 6/01/32	7,590,000	7,814,892
		950,219,067
U.S. Territories 18.3%
Puerto Rico 17.9%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
Refunding, 5.50%, 5/15/39	7,000,000	5,571,300
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	2,100,000	1,971,438
Puerto Rico Commonwealth GO,
Public Improvement, AGMC Insured, Pre-Refunded, 5.125%, 7/01/30	4,805,000	4,881,688
Public Improvement, Refunding, AGMC Insured, 5.125%, 7/01/30	3,445,000	3,327,939
Public Improvement, Refunding, Series A, 5.50%, 7/01/32	5,000,000	4,835,150
Public Improvement, Refunding, Series B, 6.00%, 7/01/39	10,000,000	9,891,500
Public Improvement, Series A, 5.375%, 7/01/28	4,925,000	4,962,676
Public Improvement, Series A, 5.125%, 7/01/31	3,265,000	3,266,698
Public Improvement, Series A, Pre-Refunded, 5.375%, 7/01/28	2,405,000	2,445,356
Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31	1,000,000	1,015,960
Series A, 5.00%, 7/01/26	8,050,000	7,548,888
Series A, 5.25%, 7/01/37	5,000,000	4,375,250
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	85,000	71,579
Refunding, Series D, AGMC Insured, 5.00%, 7/01/32	3,060,000	2,872,697
Refunding, Series H, 5.00%, 7/01/35	1,490,000	1,273,414
Series D, Pre-Refunded, 5.375%, 7/01/36	5,000,000	5,311,100
Series D, Pre-Refunded, 5.25%, 7/01/38	3,000,000	3,181,710
Series H, Pre-Refunded, 5.00%, 7/01/35	2,790,000	3,065,819
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	6,000,000	5,351,880
Puerto Rico Electric Power Authority Power Revenue,
Series NN, NATL Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,494,300
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,443,760
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,147,920
Series TT, 5.00%, 7/01/32	10,100,000	9,140,500
Series WW, 5.50%, 7/01/38	6,700,000	6,102,896
Series XX, 5.25%, 7/01/40	15,600,000	13,624,104
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	1,790,000	1,678,268
Refunding, Series N, 5.00%, 7/01/32	10,000,000	8,837,700
Refunding, Series P, 6.75%, 7/01/36	5,000,000	5,309,700
Series D, Pre-Refunded, 5.375%, 7/01/33	5,210,000	5,534,166
Series I, 5.00%, 7/01/36	2,405,000	2,038,454

Annual Report | 143

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.375%, 8/01/39	$20,000,000	$18,380,200
Series A, 5.50%, 8/01/42	5,750,000	5,368,315
Series A, 6.00%, 8/01/42	45,750,000	45,836,925
Series C, 5.50%, 8/01/40	5,000,000	4,675,850
		211,835,100
U.S. Virgin Islands 0.4%
Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	5,421,460
Total U.S. Territories		217,256,560
Total Municipal Bonds before Short Term Investments
(Cost $1,187,862,974)		1,167,475,627
Short Term Investments 0.4%
Municipal Bonds 0.4%
North Carolina 0.4%
[a]Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare,
Refunding, Series B, Daily VRDN and Put, 0.19%, 1/15/26	1,205,000	1,205,000
[a]North Carolina Medical Care Commission Hospital Revenue, Randolph Hospital, Refunding,
Daily VRDN and Put, 0.23%, 10/01/37	4,000,000	4,000,000
Total Short Term Investments (Cost $5,205,000)		5,205,000
Total Investments (Cost $1,193,067,974) 98.9%		1,172,680,627
Other Assets, less Liabilities 1.1%		12,747,310
Net Assets 100.0%		$1,185,427,937

See Abbreviations on page 180.

[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

144 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Highlights

Franklin Virginia Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.63	$10.95	$11.12	$11.85	$11.85
Income from investment operations[b]:
Net investment income[c]	0.48	0.49	0.49	0.49	0.50
Net realized and unrealized gains (losses)	(0.45)	0.68	(0.18)	(0.73)	—[d]
Total from investment operations	0.03	1.17	0.31	(0.24)	0.50
Less distributions from net investment income	(0.48)	(0.49)	(0.48)	(0.49)	(0.50)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.18	$11.63	$10.95	$11.12	$11.85

Total return[f]	0.24%	10.82%	2.80%	(2.13)%	4.37%

Ratios to average net assets
Expenses	0.64%	0.65%	0.66%	0.66%	0.66%
Net investment income	4.11%	4.27%	4.42%	4.18%	4.25%

Supplemental data
Net assets, end of year (000’s)	$647,471	$675,934	$547,261	$494,276	$493,441
Portfolio turnover rate	16.44%	6.08%	8.75%	18.28%	8.51%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 145

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Virginia Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.77	$11.08	$11.24	$11.97	$11.96
Income from investment operations[b]:
Net investment income[c]	0.42	0.43	0.43	0.43	0.44
Net realized and unrealized gains (losses)	(0.45)	0.68	(0.18)	(0.74)	0.01
Total from investment operations	(0.03)	1.11	0.25	(0.31)	0.45
Less distributions from net investment income	(0.42)	(0.42)	(0.41)	(0.42)	(0.44)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.32	$11.77	$11.08	$11.24	$11.97

Total return[f]	(0.33)%	10.18%	2.30%	(2.65)%	3.84%

Ratios to average net assets
Expenses	1.19%	1.20%	1.21%	1.21%	1.20%
Net investment income	3.56%	3.72%	3.87%	3.63%	3.71%

Supplemental data
Net assets, end of year (000’s)	$123,765	$119,921	$73,493	$60,372	$56,793
Portfolio turnover rate	16.44%	6.08%	8.75%	18.28%	8.51%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

146 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Virginia Tax-Free Income Fund
	Year Ended
	February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.63	$11.15
Income from investment operations[b]:
Net investment income[c]	0.49	0.33
Net realized and unrealized gains (losses)	(0.44)	0.47
Total from investment operations	0.05	0.80
Less distributions from net investment income	(0.50)	(0.32)
Net asset value, end of year	$11.18	$11.63

Total return[d]	0.34%	7.26%

Ratios to average net assets[e]
Expenses	0.54%	0.55%
Net investment income	4.21%	4.37%

Supplemental data
Net assets, end of year (000’s)	$11,030	$7,601
Portfolio turnover rate	16.44%	6.08%

[a]For the period July 1, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 147

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011

	Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds 98.9%
	Virginia 73.2%
	Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%,
	7/01/28	$5,000,000	$4,701,150
	Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
	6.30%, 12/01/25	2,000,000	1,971,480
	Series A, 6.55%, 12/01/25	5,000,000	5,006,900
	Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	1,245,000	1,421,541
	Capital Region Airport Commission Airport Revenue, AGMC Insured, 5.00%,
	7/01/31	2,000,000	2,030,500
	7/01/38	5,895,000	5,765,664
	Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34	1,000,000	914,790
	Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,158,075
	Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
	7/15/19	2,640,000	2,642,719
	7/15/32	8,000,000	7,585,440
	Chesterfield County EDA, PCR, Virginia Electric and Power, Refunding, Series A, 5.00%,
	5/01/23	5,000,000	5,245,500
	Chesterfield County EDA Revenue, Bon Secours Health,
	Series C-1, AGMC Insured, 5.00%, 11/01/42	4,000,000	3,706,960
	Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	7,413,920
	Dinwiddie County IDA Lease Revenue, Refunding, Series B, NATL Insured, 5.00%, 2/15/30	1,410,000	1,372,917
	Fairfax County EDA Revenue, National Wildlife Federation, NATL Insured, 5.375%, 9/01/29	8,000,000	8,005,520
	Fairfax County IDAR, Health Care, Inova Health System Project,
	Refunding, Series C, 5.00%, 5/15/25	3,500,000	3,563,385
	Series A, 5.50%, 5/15/35	10,000,000	10,058,100
	Fairfax County Water Authority Water Revenue,
Pre	-Refunded, 5.00%, 4/01/27	2,830,000	2,971,755
	Refunding, 5.00%, 4/01/27	11,420,000	11,536,484
	Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement, Series B,
	AGMC Insured, 5.00%,
	4/01/29	5,115,000	5,190,497
	4/01/35	6,000,000	6,001,440
	Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, NATL Insured,
	5.00%, 6/15/30	17,555,000	17,004,651
	Hampton Convention Center Revenue, Refunding, AMBAC Insured,
	5.25%, 1/15/23	3,000,000	3,056,910
	5.125%, 1/15/28	2,605,000	2,623,964
	5.00%, 1/15/35	7,600,000	7,302,688
	Hampton Roads Sanitation District Wastewater Revenue, Hampton Roads,
	5.00%, 4/01/33	10,000,000	10,214,700
	Refunding, 5.00%, 4/01/38	16,000,000	16,132,160
	Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%,
	8/15/42	8,095,000	6,955,791
	8/15/46	15,000,000	12,730,050
	King George County IDA Lease Revenue, AGMC Insured, 5.00%, 3/01/32	3,595,000	3,625,773
	Lexington IDA Educational Facilities Revenue, VMI Development Board Inc. Project, Series C,
	5.00%, 12/01/36	5,000,000	5,041,900
	Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A, Pre-Refunded,
	6.10%, 6/01/32	1,500,000	1,614,840

148 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Loudoun County Sanitation Authority Water and Sewer Revenue, 5.00%, 1/01/33	$15,060,000	$15,326,411
Louisa IDA, PCR, Virginia Electric and Power Co. Project, Mandatory Put 12/01/11, Series C,
5.00%, 11/01/35	5,000,000	5,139,550
Manassas Park GO, Series A, CIFG Insured, 5.00%, 4/01/29	5,545,000	5,643,590
Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%, 5/15/28	1,000,000	1,018,110
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, 5.00%, 2/01/29	6,500,000	6,679,270
Newport News EDA, EDR, Series A, 5.00%, 1/15/31	5,870,000	5,948,012
Newport News Water Revenue, AGMC Insured, 5.00%, 6/01/37	1,345,000	1,359,270
Norfolk Airport Authority Revenue, Series B, NATL RE, FGIC Insured, 5.125%, 7/01/31	1,440,000	1,336,061
Norfolk Water Revenue, NATL Insured, 5.90%, 11/01/25	5,000,000	5,011,500
Northwestern Regional Jail Authority Jail Facilities Revenue, NATL Insured, 5.00%, 7/01/33	2,600,000	2,439,138
Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, Pre-Refunded,
5.00%, 2/01/34	1,000,000	1,051,370
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%, 3/01/39	6,435,000	6,449,929
Pittsylvania County GO, Series B, 5.75%, 2/01/30	5,800,000	6,237,900
Powhatan County EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%,
7/15/33	1,000,000	1,006,670
Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
AMBAC Insured, 6.00%, 12/01/33	2,080,000	1,860,830
Prince William County Service Authority Water and Sewer System Revenue, Refunding, 5.00%,
7/01/32	1,750,000	1,801,975
Richmond IDA Student Housing Revenue, University Real Estate Foundation, 5.55%,
1/01/31	4,400,000	4,420,856
Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%,
8/01/22	2,000,000	2,010,060
Richmond Public Utility Revenue,
AGMC Insured, 5.00%, 1/15/35	3,500,000	3,531,605
AGMC Insured, Pre-Refunded, 5.00%, 1/15/33	8,500,000	8,842,465
Refunding, 5.00%, 1/15/35	11,495,000	11,688,691
Riverside Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%,
7/01/28	7,000,000	7,071,330
7/01/32	22,000,000	21,602,240
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, 5.125%,
10/15/37	10,000,000	10,077,800
Roanoke EDA Hospital Revenue, Carilion Clinic Obligation, Refunding, 5.00%, 7/01/33	10,615,000	9,943,814
Roanoke IDA Hospital Revenue, Carilion Health System, Series B, Assured Guaranty, 5.00%,
7/01/38	10,000,000	9,150,600
Stafford County and Staunton IDAR, Virginia Municipal League Assn. Counties Program,
Series A, NATL Insured, 5.25%, 8/01/31	5,000,000	5,096,350
Series C, NATL Insured, 5.00%, 8/01/35	7,735,000	7,429,158
XLCA Insured, 5.00%, 8/01/37	3,985,000	3,600,726
Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligation, 5.25%,
6/15/37	5,000,000	4,545,950
University of Virginia Revenue,
General, 5.00%, 6/01/37	8,935,000	9,019,346
General, Refunding, 5.00%, 6/01/40	16,750,000	16,982,490
Series B, 5.00%, 6/01/33	14,000,000	14,164,780
Virginia Beach Development Authority Public Facility Revenue, 5.00%, 7/15/27	5,635,000	5,909,932

Annual Report | 149

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia College Building Authority Educational Facilities Revenue,
Liberty University Projects, 5.25%, 3/01/29	$2,860,000	$3,021,561
Liberty University Projects, 5.00%, 3/01/41	26,855,000	26,363,553
Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	4,010,000	4,075,122
Regent University Project, NATL Insured, Pre-Refunded, 5.125%, 10/01/21	5,000,000	5,140,050
Regent University Project, NATL Insured, Pre-Refunded, 5.125%, 10/01/31	4,050,000	4,163,440
Virginia Commonwealth Transportation Board Transportation Revenue, Northern Virginia
Transportation Program, Refunding, Series A, 5.00%, 5/15/27	8,920,000	9,047,021
Virginia Port Authority Port Facility Revenue,
NATL Insured, 4.75%, 7/01/28	1,500,000	1,399,275
Refunding, 5.00%, 7/01/40	8,905,000	8,809,716
Virginia Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare,
Refunding, 5.00%, 11/01/40	23,000,000	22,138,650
Virginia State HDA Revenue, Rental Housing,
Series B, 5.625%, 6/01/39	7,240,000	7,414,267
Series B, 5.00%, 6/01/45	3,050,000	2,919,796
Series E, 5.00%, 10/01/44	6,540,000	6,250,213
Series F, 5.05%, 12/01/44	12,125,000	11,705,354
Series F, 5.00%, 4/01/45	2,125,000	2,024,849
Virginia State HDA, Commonwealth Mortgage Revenue, Series E, 6.375%, 1/01/36	9,815,000	10,212,311
Virginia State Public School Authority Revenue, School Financing, Series C, Pre-Refunded,
5.00%, 8/01/26	5,000,000	5,146,000
Virginia State Public School Authority Special Obligation Fluvanna County Revenue, School
Financing, 6.00%, 12/01/32	5,000,000	5,377,150
Virginia State Resources Authority Airports Revenue, Revolving Fund, Series A, 5.00%,
8/01/27	3,000,000	3,001,020
Virginia State Resources Authority Infrastructure Revenue,
Refunding, 5.00%, 11/01/40	1,750,000	1,753,868
Senior Series A, 5.00%, 11/01/31	5,000,000	5,181,550
Senior Series A, 5.00%, 11/01/36	4,915,000	4,984,793
Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33	4,615,000	4,678,918
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	1,600,000	1,624,304
Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32	2,505,000	2,606,954
Virginia Pooled Financing Program, Senior Series, Pre-Refunded, 5.00%, 11/01/33	385,000	427,920
Virginia State Resources Authority Water and Sewer System Revenue, Tuckahoe Service District
Project, 5.00%, 11/01/35	1,125,000	1,132,774
Winchester IDA Hospital Revenue, Valley Health System Obligation, Series E, 5.625%,
1/01/44	3,350,000	3,221,394
		572,787,766
District of Columbia 8.7%
Metropolitan Washington D.C. Airports Authority Airport System Revenue,
Refunding, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,052,230
Refunding, Series A, 5.00%, 10/01/35	12,000,000	11,620,080
Refunding, Series A, AGMC Insured, 5.00%, 10/01/32	10,000,000	9,216,900
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 10/01/25	1,000,000	997,910
Refunding, Series C, 5.125%, 10/01/34	6,450,000	6,393,046
Refunding, Series F-1, 5.00%, 10/01/31	6,460,000	6,503,734
Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32	6,655,000	7,155,523

150 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, first senior lien,
Series A,
5.00%, 10/01/39	$10,000,000	$9,406,500
5.25%, 10/01/44	12,000,000	11,366,880
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%,
7/01/32	2,000,000	2,038,560
		67,751,363
U.S. Territories 17.0%
Puerto Rico 17.0%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	1,100,000	1,032,658
Assured Guaranty, 5.00%, 7/01/28	7,000,000	6,771,030
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series B, 6.00%, 7/01/39	5,000,000	4,945,750
Series A, 5.125%, 7/01/28	5,000,000	4,690,900
Series A, 5.00%, 7/01/29	8,000,000	7,594,320
Series A, 5.125%, 7/01/31	3,315,000	3,316,724
Series A, 5.00%, 7/01/33	900,000	782,028
Series A, 6.00%, 7/01/38	5,000,000	4,907,300
Series A, Pre-Refunded, 5.00%, 7/01/33	1,100,000	1,207,404
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.50%, 7/01/36	4,500,000	5,377,500
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Series D, Pre-Refunded, 5.375%, 7/01/36	5,000,000	5,311,100
Series D, Pre-Refunded, 5.25%, 7/01/38	3,000,000	3,181,710
Series G, 5.00%, 7/01/33	1,695,000	1,482,176
Series G, Pre-Refunded, 5.00%, 7/01/33	3,305,000	3,631,732
Puerto Rico Electric Power Authority Power Revenue,
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,443,760
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,147,920
Series TT, 5.00%, 7/01/32	10,000,000	9,050,000
Series WW, 5.50%, 7/01/38	6,700,000	6,102,896
Series XX, 5.25%, 7/01/40	8,400,000	7,336,056
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured, 5.00%, 8/01/27	2,580,000	2,517,822
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	1,315,000	1,232,918
Refunding, Series N, 5.00%, 7/01/32	5,000,000	4,418,850
Refunding, Series Q, 5.625%, 7/01/39	5,000,000	4,630,550
Series D, Pre-Refunded, 5.375%, 7/01/33	3,685,000	3,914,281
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.375%, 8/01/39	6,000,000	5,514,060
Series A, 6.00%, 8/01/42	20,000,000	20,038,000
Series C, 5.50%, 8/01/40	10,000,000	9,351,700
		132,931,145
Total Municipal Bonds before Short Term Investments
(Cost $787,407,251)		773,470,274

Annual Report | 151

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Short Term Investments 0.2%
Municipal Bonds 0.2%
Virginia 0.2%
[a]Norfolk Redevelopment and Housing Authority Revenue, Old Dominion University Project,
Refunding, Daily VRDN and Put,
0.23%, 8/01/31	$400,000	$400,000
0.28%, 8/01/33	1,300,000	1,300,000
Total Short Term Investments (Cost $1,700,000)		1,700,000
Total Investments (Cost $789,107,251) 99.1%		775,170,274
Other Assets, less Liabilities 0.9%		7,095,411
Net Assets 100.0%		$782,265,685

See Abbreviations on page 180.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

152 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities
February 28, 2011

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$281,831,348	$1,129,152,923	$468,771,742
Value	$270,102,778	$1,126,520,641	$463,429,678
Cash	1,164,210	56,036	7,717
Receivables:
Capital shares sold	120,664	527,385	1,110,176
Interest	3,796,957	17,481,741	5,531,334
Other assets	116	485	196
Total assets	275,184,725	1,144,586,288	470,079,101
Liabilities:
Payables:
Capital shares redeemed	535,374	3,441,792	936,425
Affiliates	169,006	606,421	283,352
Distributions to shareholders	215,087	954,662	541,696
Accrued expenses and other liabilities	57,709	144,370	86,006
Total liabilities	977,176	5,147,245	1,847,479
Net assets, at value	$274,207,549	$1,139,439,043	$468,231,622
Net assets consist of:
Paid-in capital	$286,054,575	$1,142,052,585	$478,491,435
Undistributed net investment income	77,420	442,136	31,411
Net unrealized appreciation (depreciation)	(11,728,570)	(2,632,282)	(5,342,064)
Accumulated net realized gain (loss)	(195,876)	(423,396)	(4,949,160)
Net assets, at value	$274,207,549	$1,139,439,043	$468,231,622
Class A:
Net assets, at value	$226,862,712	$1,015,180,915	$361,875,171
Shares outstanding	21,283,296	91,639,343	31,552,054
Net asset value per share[a]	$10.66	$11.08	$11.47
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.13	$11.57	$11.98
Class B:
Net assets, at value		$12,059,044
Shares outstanding		1,079,443
Net asset value and maximum offering price per share[a]		$11.17
Class C:
Net assets, at value	$47,344,837	$112,199,084	$106,356,451
Shares outstanding	4,396,897	9,969,507	9,167,717
Net asset value and maximum offering price per share[a]	$10.77	$11.25	$11.60

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 153

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2011

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$183,403,804	$387,955,883	$638,982,276
Value	$180,765,323	$380,048,769	$617,837,934
Cash	124,067	3,408,120	22,995
Receivables:
Capital shares sold	641,653	495,295	476,903
Interest	2,362,836	5,253,055	7,377,808
Other assets	77	164	266
Total assets	183,893,956	389,205,403	625,715,906
Liabilities:
Payables:
Capital shares redeemed	1,080,331	983,119	3,119,014
Affiliates	103,469	227,199	374,681
Distributions to shareholders	138,253	305,379	438,721
Accrued expenses and other liabilities	46,812	69,843	101,910
Total liabilities	1,368,865	1,585,540	4,034,326
Net assets, at value	$182,525,091	$387,619,863	$621,681,580
Net assets consist of:
Paid-in capital	$187,723,943	$398,504,446	$645,665,644
Undistributed net investment income (distributions in excess of
net investment income)	(60,939)	236,567	(10,600)
Net unrealized appreciation (depreciation)	(2,638,481)	(7,907,114)	(21,144,342)
Accumulated net realized gain (loss)	(2,499,432)	(3,214,036)	(2,829,122)
Net assets, at value	$182,525,091	$387,619,863	$621,681,580
Class A:
Net assets, at value	$182,525,091	$323,109,050	$471,728,622
Shares outstanding	16,939,578	29,626,835	43,244,902
Net asset value per share[a]	$10.78	$10.91	$10.91
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.26	$11.39	$11.39
Class C:
Net assets, at value		$64,510,813	$143,707,601
Shares outstanding		5,843,611	12,973,186
Net asset value and maximum offering price per share[a]		$11.04	$11.08
Advisor Class:
Net assets, at value			$6,245,357
Shares outstanding			572,448
Net asset value and maximum offering price per share			$10.91

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

154 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2011

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,066,960,032	$1,193,067,974	$789,107,251
Value	$1,044,238,515	$1,172,680,627	$775,170,274
Cash	49,180	22,017	518,705
Receivables:
Investment securities sold	1,002,500	—	—
Capital shares sold	2,172,592	2,023,753	829,673
Interest	13,177,266	14,730,394	9,540,836
Other assets	442	501	333
Total assets	1,060,640,495	1,189,457,292	786,059,821
Liabilities:
Payables:
Investment securities purchased	1,018,260	—	—
Capital shares redeemed	1,770,875	2,317,366	2,652,847
Affiliates	565,385	674,204	438,957
Distributions to shareholders	824,085	866,141	590,277
Accrued expenses and other liabilities	146,249	171,644	112,055
Total liabilities	4,324,854	4,029,355	3,794,136
Net assets, at value	$1,056,315,641	$1,185,427,937	$782,265,685
Net assets consist of:
Paid-in capital	$1,085,321,112	$1,209,042,047	$799,678,216
Undistributed net investment income	123,569	316,049	420,397
Net unrealized appreciation (depreciation)	(22,721,517)	(20,387,347)	(13,936,977)
Accumulated net realized gain (loss)	(6,407,523)	(3,542,812)	(3,895,951)
Net assets, at value	$1,056,315,641	$1,185,427,937	$782,265,685
Class A:
Net assets, at value	$884,732,376	$925,161,743	$647,470,742
Shares outstanding	76,624,743	78,869,090	57,907,195
Net asset value per share[a]	$11.55	$11.73	$11.18
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.06	$12.25	$11.68
Class C:
Net assets, at value	$134,025,827	$237,606,996	$123,764,515
Shares outstanding	11,519,175	20,002,962	10,929,956
Net asset value and maximum offering price per share[a]	$11.64	$11.88	$11.32
Advisor Class:
Net assets, at value	$37,557,438	$22,659,198	$11,030,428
Shares outstanding	3,251,484	1,931,733	986,443
Net asset value and maximum offering price per share	$11.55	$11.73	$11.18

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
Annual Report | The accompanying notes are an integral part of these financial statements. | 155

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations
for the year ended February 28, 2011

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$14,725,165	$65,618,038	$23,742,824
Expenses:
Management fees (Note 3a)	1,586,367	5,870,160	2,457,881
Distribution fees: (Note 3c)
Class A	244,559	1,117,914	378,292
Class B	—	125,715	—
Class C	340,596	786,714	721,021
Transfer agent fees (Note 3e)	119,615	424,599	206,038
Custodian fees	3,940	16,862	6,811
Reports to shareholders	20,125	58,016	30,476
Registration and filing fees	13,650	31,947	18,195
Professional fees	26,689	33,885	32,064
Trustees’ fees and expenses	1,716	7,292	2,789
Other	25,783	73,386	41,414
Total expenses	2,383,040	8,546,490	3,894,981
Net investment income	12,342,125	57,071,548	19,847,843
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	559,052	3,612,172	(860,182)
Net change in unrealized appreciation (depreciation) on investments	(14,702,014)	(44,846,841)	(19,943,272)
Net realized and unrealized gain (loss)	(14,142,962)	(41,234,669)	(20,803,454)
Net increase (decrease) in net assets resulting from operations	$(1,800,837)	$15,836,879	$(955,611)

156 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended February 28, 2011

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$9,274,736	$20,356,173	$31,668,513
Expenses:
Management fees (Note 3a)	1,091,870	2,109,296	3,277,626
Distribution fees: (Note 3c)
Class A	193,272	342,270	514,771
Class C	—	453,849	988,496
Transfer agent fees (Note 3e)	66,988	145,205	275,336
Custodian fees	2,629	5,633	9,309
Reports to shareholders	15,261	24,611	41,505
Registration and filing fees	7,345	16,749	24,736
Professional fees	28,641	31,327	36,007
Trustees’ fees and expenses	1,106	2,352	3,865
Other	24,743	37,231	42,183
Total expenses	1,431,855	3,168,523	5,213,834
Net investment income	7,842,881	17,187,650	26,454,679
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(395,785)	(1,008,979)	(1,059,863)
Net change in unrealized appreciation (depreciation) on investments	(6,445,198)	(14,008,946)	(23,092,979)
Net realized and unrealized gain (loss)	(6,840,983)	(15,017,925)	(24,152,842)
Net increase (decrease) in net assets resulting from operations	$1,001,898	$2,169,725	$2,301,837

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Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended February 28, 2011

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$52,073,263	$58,197,361	$39,894,612
Expenses:
Management fees (Note 3a)	5,141,312	5,845,667	4,031,201
Distribution fees: (Note 3c)
Class A	912,619	968,582	699,876
Class C	887,083	1,621,361	846,161
Transfer agent fees (Note 3e)	444,455	484,152	328,518
Custodian fees	14,948	17,174	11,474
Reports to shareholders	63,624	68,090	47,034
Registration and filing fees	31,654	37,159	30,252
Professional fees	47,080	50,128	40,359
Trustees’ fees and expenses	6,098	7,020	4,794
Other	66,396	79,912	51,914
Total expenses	7,615,269	9,179,245	6,091,583
Net investment income	44,457,994	49,018,116	33,803,029
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(1,579,516)	(2,717,066)	(1,149,670)
Net change in unrealized appreciation (depreciation) on investments	(41,537,949)	(43,687,796)	(33,893,572)
Net realized and unrealized gain (loss)	(43,117,465)	(46,404,862)	(35,043,242)
Net increase (decrease) in net assets resulting from operations	$1,340,529	$2,613,254	$(1,240,213)

158 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$12,342,125	$12,058,895	$57,071,548	$60,840,013
Net realized gain (loss) from investments	559,052	534,431	3,612,172	157,722
Net change in unrealized appreciation (depreciation)
on investments	(14,702,014)	14,051,632	(44,846,841)	63,652,224
Net increase (decrease) in net assets resulting
from operations	(1,800,837)	26,644,958	15,836,879	124,649,959
Distributions to shareholders from:
Net investment income:
Class A	(10,480,752)	(10,231,642)	(51,827,141)	(54,376,158)
Class B	—	—	(794,194)	(1,344,639)
Class C	(1,923,645)	(1,707,559)	(4,868,331)	(4,678,834)
Total distributions to shareholders	(12,404,397)	(11,939,201)	(57,489,666)	(60,399,631)
Capital share transactions: (Note 2)
Class A	(6,366,803)	13,583,233	(85,427,593)	(74,413,799)
Class B	—	—	(13,789,075)	(11,916,510)
Class C	91,966	5,810,958	(3,176,656)	3,943,226
Total capital share transactions	(6,274,837)	19,394,191	(102,393,324)	(82,387,083)
Net increase (decrease) in net assets	(20,480,071)	34,099,948	(144,046,111)	(18,136,755)
Net assets:
Beginning of year	294,687,620	260,587,672	1,283,485,154	1,301,621,909
End of year	$274,207,549	$294,687,620	$1,139,439,043	$1,283,485,154
Undistributed net investment income included in
net assets:
End of year	$77,420	$135,791	$442,136	$867,024

Annual Report | The accompanying notes are an integral part of these financial statements. | 159

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$19,847,843	$17,637,425	$7,842,881	$7,466,459
Net realized gain (loss) from investments	(860,182)	862,866	(395,785)	148,967
Net change in unrealized appreciation (depreciation)
on investments	(19,943,272)	23,458,112	(6,445,198)	10,240,124
Net increase (decrease) in net assets resulting
from operations	(955,611)	41,958,403	1,001,898	17,855,550
Distributions to shareholders from:
Net investment income:
Class A	(15,755,590)	(14,483,261)	(7,892,172)	(7,552,788)
Class C	(3,932,258)	(3,113,797)	—	—
Total distributions to shareholders	(19,687,848)	(17,597,058)	(7,892,172)	(7,552,788)
Capital share transactions: (Note 2)
Class A	12,506,046	37,588,955	1,797,192	15,272,154
Class C	9,505,152	28,105,588	—	—
Total capital share transactions	22,011,198	65,694,543	1,797,192	15,272,154
Net increase (decrease) in net assets	1,367,739	90,055,888	(5,093,082)	25,574,916
Net assets:
Beginning of year	466,863,883	376,807,995	187,618,173	162,043,257
End of year	$468,231,622	$466,863,883	$182,525,091	$187,618,173
Undistributed net investment income (distributions in
excess of net investment income) included in net assets:
End of year	$31,411	$(160,812)	$(60,939)	$(35,949)

160 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$17,187,650	$15,209,848	$26,454,679	$25,973,160
Net realized gain (loss) from investments	(1,008,979)	56,120	(1,059,863)	(204,895)
Net change in unrealized appreciation (depreciation)
on investments	(14,008,946)	26,509,024	(23,092,979)	50,949,719
Net increase (decrease) in net assets resulting
from operations	2,169,725	41,774,992	2,301,837	76,717,984
Distributions to shareholders from:
Net investment income:
Class A	(14,527,675)	(13,117,728)	(21,247,663)	(21,259,949)
Class C	(2,531,060)	(2,020,800)	(5,297,649)	(4,736,365)
Advisor Class	—	—	(208,353)	(75,767)
Total distributions to shareholders	(17,058,735)	(15,138,528)	(26,753,665)	(26,072,081)
Capital share transactions: (Note 2)
Class A	8,002,619	37,777,185	(21,688,484)	45,125,328
Class C	3,119,686	18,421,753	6,984,221	31,014,569
Advisor Class	—	—	3,121,875	3,384,838
Total capital share transactions	11,122,305	56,198,938	(11,582,388)	79,524,735
Net increase (decrease) in net assets	(3,766,705)	82,835,402	(36,034,216)	130,170,638
Net assets:
Beginning of year	391,386,568	308,551,166	657,715,796	527,545,158
End of year	$387,619,863	$391,386,568	$621,681,580	$657,715,796
Undistributed net investment income (distributions in
excess of net investment income) included in net assets:
End of year	$236,567	$85,562	$(10,600)	$25,269

Annual Report | The accompanying notes are an integral part of these financial statements. | 161

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$44,457,994	$38,183,856	$49,018,116	$42,594,318
Net realized gain (loss) from investments	(1,579,516)	(764,227)	(2,717,066)	719,705
Net change in unrealized appreciation
(depreciation) on investments	(41,537,949)	52,661,164	(43,687,796)	64,550,561
Net increase (decrease) in net assets
resulting from operations	1,340,529	90,080,793	2,613,254	107,864,584
Distributions to shareholders from:
Net investment income:
Class A	(38,583,403)	(33,916,976)	(40,110,705)	(35,297,547)
Class C	(4,946,630)	(3,852,713)	(8,775,546)	(6,751,344)
Advisor Class	(1,408,941)	(272,471)	(882,438)	(281,463)
Total distributions to shareholders	(44,938,974)	(38,042,160)	(49,768,689)	(42,330,354)
Capital share transactions: (Note 2)
Class A	56,827,555	126,969,229	36,232,587	128,528,042
Class C	19,401,139	29,653,781	22,864,791	61,843,774
Advisor Class	26,644,321	12,471,062	9,292,935	14,335,846
Total capital share transactions	102,873,015	169,094,072	68,390,313	204,707,662
Net increase (decrease) in net assets	59,274,570	221,132,705	21,234,878	270,241,892
Net assets:
Beginning of year	997,041,071	775,908,366	1,164,193,059	893,951,167
End of year	$1,056,315,641	$997,041,071	$1,185,427,937	$1,164,193,059
Undistributed net investment income included in
net assets:
End of year	$123,569	$421,364	$316,049	$875,219

162 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Virginia
	Tax-Free Income Fund
	Year Ended February 28,
	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$33,803,029	$29,871,645
Net realized gain (loss) from investments	(1,149,670)	1,105,432
Net change in unrealized appreciation (depreciation) on investments	(33,893,572)	39,779,725
Net increase (decrease) in net assets resulting from operations	(1,240,213)	70,756,802
Distributions to shareholders from:
Net investment income:
Class A	(29,244,255)	(26,033,645)
Class C	(4,632,199)	(3,446,197)
Advisor Class	(395,377)	(165,671)
Total distributions to shareholders	(34,271,831)	(29,645,513)
Capital share transactions: (Note 2)
Class A	813,146	93,091,016
Class C	9,478,809	41,116,780
Advisor Class	4,030,466	7,382,336
Total capital share transactions	14,322,421	141,590,132
Net increase (decrease) in net assets	(21,189,623)	182,701,421
Net assets:
Beginning of year	803,455,308	620,753,887
End of year	$782,265,685	803,455,308
Undistributed net investment income included in net assets:
End of year	$420,397	$585,195

Annual Report | The accompanying notes are an integral part of these financial statements. | 163

Franklin Tax-Free Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Class A	Class A & Class C	Class A, Class B & Class C
Franklin Kentucky Tax-Free	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund
Income Fund	Franklin Georgia Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund

Class A, Class C & Advisor Class
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant

164 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a Delayed Delivery Basis

The Funds may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund’s application of those tax rules is subject to its understanding. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of February 28, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Each fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary.

Annual Report | 165

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

166 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	2,430,196	$27,156,174	7,796,467	$89,349,759
Shares issued in reinvestment of
distributions	600,264	6,645,637	2,378,541	27,083,568
Shares redeemed	(3,669,793)	(40,168,614)	(17,866,372)	(201,860,920)
Net increase (decrease)	(639,333)	$(6,366,803)	(7,691,364)	$(85,427,593)
Year ended February 28, 2010
Shares sold	3,194,314	$34,909,305	6,192,831	$69,836,195
Shares issued in reinvestment of
distributions	569,097	6,257,983	2,366,292	26,683,984
Shares redeemed	(2,514,329)	(27,584,055)	(15,182,679)	(170,933,978)
Net increase (decrease)	1,249,082	$13,583,233	(6,623,556)	$(74,413,799)
Class B Shares:
Year ended February 28, 2011
Shares sold			1,127	$12,926
Shares issued in reinvestment of
distributions			41,731	480,489
Shares redeemed			(1,241,617)	(14,282,490)
Net increase (decrease)			(1,198,759)	$(13,789,075)
Year ended February 28, 2010
Shares sold			44,446	$505,105
Shares issued in reinvestment of
distributions			66,819	758,806
Shares redeemed			(1,158,314)	(13,180,421)
Net increase (decrease)			(1,047,049)	$(11,916,510)
Class C Shares:
Year ended February 28, 2011
Shares sold	1,024,208	$11,596,643	1,927,671	$22,467,498
Shares issued in reinvestment of
distributions	100,578	1,124,486	279,654	3,233,621
Shares redeemed	(1,146,900)	(12,629,163)	(2,516,740)	(28,877,775)
Net increase (decrease)	(22,114)	$91,966	(309,415)	$(3,176,656)
Year ended February 28, 2010
Shares sold	893,859	$9,931,559	1,681,216	$19,228,136
Shares issued in reinvestment of
distributions	81,005	899,157	251,774	2,882,570
Shares redeemed	(453,057)	(5,019,758)	(1,590,766)	(18,167,480)
Net increase (decrease)	521,807	$5,810,958	342,224	$3,943,226

Annual Report | 167

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	7,557,561	$89,909,887	2,554,610	$28,518,214
Shares issued in reinvestment of
distributions	895,320	10,605,390	497,627	5,521,263
Shares redeemed	(7,530,580)	(88,009,231)	(2,942,879)	(32,242,285)
Net increase (decrease)	922,301	$12,506,046	109,358	$1,797,192
Year ended February 28, 2010
Shares sold	7,606,763	$88,769,407	3,010,671	$32,827,102
Shares issued in reinvestment of
distributions	789,605	9,232,979	482,760	5,280,562
Shares redeemed	(5,184,606)	(60,413,431)	(2,093,755)	(22,835,510)
Net increase (decrease)	3,211,762	$37,588,955	1,399,676	$15,272,154
Class C Shares:
Year ended February 28, 2011
Shares sold	2,708,387	$32,814,877
Shares issued in reinvestment of
distributions	215,734	2,585,078
Shares redeemed	(2,189,353)	(25,894,803)
Net increase (decrease)	734,768	$9,505,152
Year ended February 28, 2010
Shares sold	3,185,370	$37,610,811
Shares issued in reinvestment of
distributions	170,754	2,018,280
Shares redeemed	(976,681)	(11,523,503)
Net increase (decrease)	2,379,443	$28,105,588

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	6,087,837	$68,955,387	6,536,020	$74,321,699
Shares issued in reinvestment of
distributions	987,958	11,095,713	1,278,826	14,460,222
Shares redeemed	(6,473,148)	(72,048,481)	(9,862,207)	(110,470,405)
Net increase (decrease)	602,647	$8,002,619	(2,047,361)	$(21,688,484)
Year ended February 28, 2010
Shares sold	6,999,551	$77,020,523	8,370,619	$91,625,455
Shares issued in reinvestment of
distributions	869,127	9,573,490	1,279,096	14,051,746
Shares redeemed	(4,437,400)	(48,816,828)	(5,527,263)	(60,551,873)
Net increase (decrease)	3,431,278	$37,777,185	4,122,452	$45,125,328

168 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 28, 2011
Shares sold	1,718,667	$19,763,993	2,925,702	$33,955,456
Shares issued in reinvestment of
distributions	163,115	1,854,979	340,017	3,901,368
Shares redeemed	(1,649,534)	(18,499,286)	(2,731,997)	(30,872,603)
Net increase (decrease)	232,248	$3,119,686	533,722	$6,984,221
Year ended February 28, 2010
Shares sold	2,342,847	$25,930,481	3,915,496	$43,645,267
Shares issued in reinvestment of
distributions	125,796	1,402,043	306,058	3,413,630
Shares redeemed	(807,245)	(8,910,771)	(1,435,208)	(16,044,328)
Net increase (decrease)	1,661,398	$18,421,753	2,786,346	$31,014,569
Advisor Class Shares:
Year ended February 28, 2011
Shares sold			443,988	$5,150,695
Shares issued in reinvestment of
distributions			163	1,844
Shares redeemed			(181,916)	(2,030,664)
Net increase (decrease)			262,235	$3,121,875
Period ended February 28, 2010[a]
Shares sold			360,297	$3,946,422
Shares issued in reinvestment of
distributions			38	426
Shares redeemed			(50,122)	(562,010)
Net increase (decrease)			310,213	$3,384,838

[a]For the period July 1, 2009 (effective date) to February 28, 2010.

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	17,294,354	$207,407,587	16,111,498	$195,669,089
Shares issued in reinvestment of
distributions	2,226,366	26,532,191	2,441,639	29,551,927
Shares redeemed	(15,008,215)	(177,112,223)	(15,804,157)	(188,988,429)
Net increase (decrease)	4,512,505	$56,827,555	2,748,980	$36,232,587
Year ended February 28, 2010
Shares sold	16,410,008	$192,426,477	19,444,521	$231,659,150
Shares issued in reinvestment of
distributions	1,884,075	22,130,531	2,068,851	24,680,150
Shares redeemed	(7,486,950)	(87,587,779)	(10,743,937)	(127,811,258)
Net increase (decrease)	10,807,133	$126,969,229	10,769,435	$128,528,042

Annual Report | 169

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 28, 2011
Shares sold	3,408,112	$41,308,067	5,786,102	$71,638,692
Shares issued in reinvestment of
distributions	295,955	3,553,090	491,024	6,016,205
Shares redeemed	(2,151,122)	(25,460,018)	(4,540,028)	(54,790,106)
Net increase (decrease)	1,552,945	$19,401,139	1,737,098	$22,864,791
Year ended February 28, 2010
Shares sold	3,264,225	$38,543,050	6,646,075	$80,299,721
Shares issued in reinvestment of
distributions	225,317	2,667,150	368,044	4,445,308
Shares redeemed	(978,472)	(11,556,419)	(1,901,431)	(22,901,255)
Net increase (decrease)	2,511,070	$29,653,781	5,112,688	$61,843,774
Advisor Class Shares:
Year ended February 28, 2011
Shares sold	3,054,392	$36,822,186	1,694,968	$20,788,538
Shares issued in reinvestment of
distributions	5,105	60,583	15,523	185,425
Shares redeemed	(881,271)	(10,238,448)	(989,039)	(11,681,028)
Net increase (decrease)	2,178,226	$26,644,321	721,452	$9,292,935
Period ended February 28, 2010[a]
Shares sold	1,163,015	$13,537,446	1,323,519	$15,709,552
Shares issued in reinvestment of
distributions	121	1,453	1,624	19,704
Shares redeemed	(89,878)	(1,067,837)	(114,862)	(1,393,410)
Net increase (decrease)	1,073,258	$12,471,062	1,210,281	$14,335,846

[a]For the period July 1, 2009 (effective date) to February 28, 2010.

			Franklin Virginia
			Tax-Free Income Fund
			Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold			11,404,276	$132,618,687
Shares issued in reinvestment of distributions			1,788,714	20,678,908
Shares redeemed			(13,393,163)	(152,484,449)
Net increase (decrease)			(200,173)	$813,146
Year ended February 28, 2010
Shares sold			13,264,509	$151,342,336
Shares issued in reinvestment of distributions			1,536,900	17,548,808
Shares redeemed			(6,662,941)	(75,800,128)
Net increase (decrease)			8,138,468	$93,091,016

170 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Virginia
	Tax-Free Income Fund
	Shares	Amount
Class C Shares:
Year ended February 28, 2011
Shares sold	2,750,122	$32,428,726
Shares issued in reinvestment of distributions	313,260	3,665,595
Shares redeemed	(2,320,364)	(26,615,512)
Net increase (decrease)	743,018	$9,478,809
Year ended February 28, 2010
Shares sold	4,215,845	$48,767,356
Shares issued in reinvestment of distributions	226,763	2,623,623
Shares redeemed	(890,652)	(10,274,199)
Net increase (decrease)	3,551,956	$41,116,780
Advisor Class Shares:
Year ended February 28, 2011
Shares sold	604,109	$7,055,655
Shares issued in reinvestment of distributions	4,669	52,175
Shares redeemed	(275,723)	(3,077,364)
Net increase (decrease)	333,055	$4,030,466
Period ended February 28, 2010[a]
Shares sold	716,053	$8,110,227
Shares issued in reinvestment of distributions	162	1,868
Shares redeemed	(62,827)	(729,759)
Net increase (decrease)	653,388	$7,382,336
[a]For the period July 1, 2009 (effective date) to February 28, 2010.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 171

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds’ Class B and C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia	Kentucky
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class B	—	0.65%	—	—
Class C	0.65%	0.65%	0.65%	—

172 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

	Franklin	Franklin	Franklin	Franklin
	Louisiana	Maryland	Missouri	North Carolina
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%

	Franklin
	Virginia
	Tax-Free
	Income Fund
Reimbursement Plans:
Class A	0.10%
Compensation Plans:
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$85,544	$167,559	$163,809
Contingent deferred sales charges retained	$14,958	$32,303	$39,729

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$93,250	$190,102	$172,258
Contingent deferred sales charges retained	—	$35,050	$74,288

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$656,668	$517,415	$312,010
Contingent deferred sales charges retained	$46,545	$70,366	$71,579

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

For the year ended February 28, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Transfer agent fees	$55,823	$228,243	$92,820

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Transfer agent fees	$32,975	$62,929	$141,162

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Transfer agent fees	$211,376	$203,901	$170,643

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2011, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards expiring in:
2012	$195,876	$—	$—
2013	—	—	177,766
2014	—	—	51,012
2015	—	—	125,659
2016	—	—	414,407
2017	—	—	2,923,290
2018	—	245,044	—
	$195,876	$245,044	$3,692,134

174 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards expiring in:
2012	$1,118,456	$999,689	$—
2013	253,770	240,220	—
2014	65,408	—	—
2016	107,105	—	—
2017	417,325	42,728	1,038,820
2018	—	782,096	205,848
	$1,962,064	$2,064,733	$1,244,668

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards expiring in:
2012	$1,619,914	$—	$569,948
2013	1,384,535	—	—
2016	776,667	—	—
2017	—	—	—
2018	760,455	16,085	1,530,757
2019	835	—	—
	$4,542,406	$16,085	$2,100,705

During the year ended February 28, 2011, the Funds utilized capital loss carryforwards as follows:

Franklin	Franklin	Franklin	Franklin
Alabama	Florida	Georgia	Kentucky
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund
$578,061	$3,521,173	$351,457	$146,398

Franklin	Franklin	Franklin	Franklin
Louisiana	Maryland	North Carolina	Virginia
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund
$143,022	$533,984	$388,108	$666,613

On February 28, 2011, the Franklin Alabama Tax-Free Income Fund and the Franklin Missouri Tax-Free Income Fund had expired capital loss carryforwards of $226,573 and $196,258, respectively, which were reclassified to paid-in capital.

Annual Report | 175

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2011, deferred losses were as follows:

	Franklin	Franklin		Franklin	Franklin
	Georgia	Kentucky		Louisiana	Maryland
	Tax-Free	Tax-Free		Tax-Free	Tax-Free
	Income Fund	Income Fund		Income Fund	Income Fund
Realized capital losses	$1,211,570	$537,368		$1,149,304	$1,584,457

	Franklin	Franklin		Franklin
	Missouri	North Carolina		Virginia
	Tax-Free	Tax-Free		Tax-Free
	Income Fund	Income Fund		Income Fund
Realized capital losses	$1,581,865	$3,113,908		$1,795,244

The tax character of distributions paid during the years ended February 28, 2011 and 2010, was as follows:

	Franklin Alabama			Franklin Florida
	Tax-Free Income Fund			Tax-Free Income Fund
	2011	2010		2011	2010
Distributions paid from tax exempt
income	$12,404,397		$11,939,201	$57,489,666	$60,399,631

	Franklin Georgia			Franklin Kentucky
	Tax-Free Income Fund			Tax-Free Income Fund
	2011	2010		2011	2010
Distributions paid from tax exempt
income	$19,687,848		$17,597,058	$7,892,172	$7,552,788

	Franklin Louisiana			Franklin Maryland
	Tax-Free Income Fund			Tax-Free Income Fund
	2011	2010		2011	2010
Distributions paid from tax exempt
income	$17,058,735		$15,138,528	$26,753,665	$26,072,081

	Franklin Missouri			Franklin North Carolina
	Tax-Free Income Fund			Tax-Free Income Fund
	2011	2010		2011	2010
Distributions paid from tax exempt
income	$44,938,974		$38,042,160	$49,768,689	$42,330,354

	Franklin Virginia
	Tax-Free Income Fund
	2011	2010
Distributions paid from tax exempt
income	$34,271,831		$29,645,513

176 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

At February 28, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$281,795,065	$1,128,979,573	$468,750,976

Unrealized appreciation	$3,090,103	$32,744,322	$9,594,724
Unrealized depreciation	(14,782,390)	(35,203,254)	(14,916,022)
Net unrealized appreciation (depreciation)	$(11,692,287)	$(2,458,932)	$(5,321,298)

Distributable earnings – undistributed tax exempt
income	$256,220	$1,045,093	$506,888

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$183,401,136	$387,923,306	$638,928,565

Unrealized appreciation	$2,714,536	$6,309,863	$9,495,584
Unrealized depreciation	(5,350,349)	(14,184,400)	(30,586,215)
Net unrealized appreciation (depreciation)	$(2,635,813)	$(7,874,537)	$(21,090,631)

Distributable earnings – undistributed tax exempt
income	$74,646	$509,368	$374,411

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$1,067,108,059	$1,193,389,725	$789,081,626

Unrealized appreciation	$15,541,357	$13,937,912	$11,221,265
Unrealized depreciation	(38,410,901)	(34,647,010)	(25,132,617)
Net unrealized appreciation (depreciation)	$(22,869,544)	$(20,709,098)	$(13,911,352)

Distributable earnings - undistributed tax exempt
income	$812,427	$1,091,120	$985,048

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

Annual Report | 177

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2011, were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$32,740,333	$137,549,372	$67,472,005
Sales	$37,303,418	$247,394,242	$43,811,960

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$25,046,161	$62,031,857	$78,976,587
Sales	$24,105,865	$52,063,706	$84,478,716

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$205,973,219	$203,156,100	$155,687,567
Sales	$97,343,999	$116,227,682	$135,218,761

6. CONCENTRATION OF RISK

Each of the funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

178 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

7. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended February 28, 2011, the Funds did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2011, all of the Funds’ investments in securities carried at fair value were in Level 2 inputs.

9. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

Abbreviations

Selected Portfolio

ACA	- American Capital Access Holdings Inc.	IDA	-IndustrialDevelopment Authority/Agency
AGMC	- Assured Guaranty Municipal Corp.	IDAR	-IndustrialDevelopment Authority Revenue
AMBAC	- American Municipal Bond Assurance Corp.	IDB	-IndustrialDevelopment Bond/Board
BHAC	- Berkshire Hathaway Assurance Corp.	IDBR	-IndustrialDevelopment Board Revenue
CDA	- Community Development Authority/Agency	IDR	-IndustrialDevelopment Revenue
CDD	- Community Development District	MF	-Multi-Family
CDR	- Community Development Revenue	MFHR	-Multi-FamilyHousing Revenue
CIFG	- CDC IXIS Financial Guaranty	MFMR	-Multi-FamilyMortgage Revenue
COP	- Certificate of Participation	MFR	-Multi-FamilyRevenue
CRDA	- Community Redevelopment Authority/Agency	NATL RE	- National Public Financial Guarantee Corp. Reinsured
EDA	- Economic Development Authority	NATL	- National Public Financial Guarantee Corp.
EDC	- Economic Development Corp.	PBA	-PublicBuilding Authority
EDR	- Economic Development Revenue	PCFA	- Pollution Control Financing Authority
ETM	- Escrow to Maturity	PCR	- Pollution Control Revenue
FGIC	-FinancialGuaranty Insurance Co.	PFAR	-PublicFinancing Authority Revenue
FHA	- Federal Housing Authority/Agency	SF	-SingleFamily
FICO	-FinancingCorp.	SFM	-SingleFamily Mortgage
FNMA	- Federal National Mortgage Association	SFMR	-SingleFamily Mortgage Revenue
GARB	-GeneralAirport Revenue Bonds	SFR	-SingleFamily Revenue
GNMA	- Government National Mortgage Association	XLCA	- XL Capital Assurance
GO	-GeneralObligation
HDA	-HousingDevelopment Authority/Agency
HDC	-HousingDevelopment Corp.
HFA	-HousingFinance Authority/Agency
HFAR	-HousingFinance Authority Revenue
HFC	-HousingFinance Corp.

180 | Annual Report

Franklin Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2011

Annual Report | 181

Franklin Tax-Free Trust

Tax Designation (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2011. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2012, shareholders will be notified of amounts for use in preparing their 2011 income tax returns.

182 | Annual Report

Franklin Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Harris J. Ashton (1932)	Trustee	Since 1984	130	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	106	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	130	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and allied
				products), RTI International Metals,
				Inc. (manufacture and distribution
				of titanium), Canadian National
				Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary,
Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	130	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

				Annual Report | 183

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen
and Address	Position	Time Served		by Board Member*	Other Directorships Held
Frank A. Olson (1932)	Trustee	Since 2005		130	Hess Corporation (exploration and
One Franklin Parkway					refining of oil and gas).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945)	Trustee	Since 2007		138	Cbeyond, Inc. (business communi-
One Franklin Parkway					cations provider) and The Southern
San Mateo, CA 94403-1906					Company (energy company).
Principal Occupation During Past 5 Years:
Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta
Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since		106	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since
		2008
Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and
formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice
President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines,
Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen
and Address	Position	Time Served		by Board Member*	Other Directorships Held
**Charles B. Johnson (1933)	Trustee and	Trustee since		130	None
One Franklin Parkway	Chairman of	1984	and
San Mateo, CA 94403-1906	the Board	Chairman of the
		Board since 1993
Principal Occupation During Past 5 Years:
Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin
Templeton Investments.

184 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
**Gregory E. Johnson (1961)	Trustee	Since 2007	88	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

James M. Davis (1952)	Chief	Chief Compliance	Not Applicable	Not Applicable
One Franklin Parkway	Compliance	Officer since 2004
San Mateo, CA 94403-1906	Officer and	and Vice
	Vice President	President – AML
	– AML	Compliance since
	Compliance	2006
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During Past 5 Years:
Director Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Annual Report | 185

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947)	Vice President	Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since April 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Vice President	Since 2009	Not Applicable	Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

186 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.
Note 1: Charles B. Johnson is the father of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Prior to February 28, 2011, Frank W.T. LaHaye ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 187

Franklin Tax-Free Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

188 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2010, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was in the upper half of its Lipper performance universe during 2010, with most being in the highest or second-highest quintile of such universe during such year and on an annualized basis for the previous three-, five- and 10-year periods as well. The Lipper reports showed the total return for many of such Funds was below the median of their performance universe during 2010, but that the total return of all such Funds was good on a long-term basis with each having total returns above the median of its respective performance universe during the previous 10-year period on an annualized basis. Management explained that the

Annual Report | 189

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

one-year relative total return performance reflected the fact that the average maturity of investments in the portfolios of the Funds was generally longer than those of its performance universe peers. The Board expressed satisfaction with such performance, noting management’s explanation and the fact that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of their respective Lipper expense groups, with the exception of Franklin Kentucky Tax-Free Income Fund whose fee rate was within two basis points of its expense group median. The Lipper reports further showed that the actual total expense rates for all Funds were below the median of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager’s own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm

190 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 191

Franklin Tax-Free Trust

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

192 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN TAX-FREE TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

TF2 A 04/11

FEBRUARY 28, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Sign up for electronic delivery
on **franklintempleton.com**

TAX-FREE INCOME

FRANKLIN TAX-FREE TRUST

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Annual Report		Franklin Michigan Tax-Free		Financial Highlights and
		Municipal Bond Market		Income Fund	40	Statements of Investments	95
		Overview	4	Franklin Minnesota Tax-Free		Financial Statements	180
		Investment Strategy and		Income Fund	51	Notes to Financial Statements	190
		Manager’s Discussion	6	Franklin Ohio Tax-Free		Report of Independent
		Franklin Arizona		Income Fund	62	Registered Public
		Tax-Free Income Fund	7	Franklin Oregon		Accounting Firm	206
		Franklin Colorado		Tax-Free Income Fund	73	Tax Designation	207
		Tax-Free Income Fund	18	Franklin Pennsylvania		Board Members and Officers	208
		Franklin Connecticut		Tax-Free Income Fund	84
						Shareholder Information	213
		Tax-Free Income Fund	29

Shareholder Letter

Dear Shareholder:

The 12-month period ended February 28, 2011, was typical of transitions between recessions and recoveries as the year under review endured pendulum swings in economic growth and investor sentiment. Although a 2.9% gross domestic product growth rate for 2010 reflected overall economic expansion, the road to that ultimate performance was, to say the least, bumpy and filled with anxiety.

The Great Recession may have been officially over in June 2009, but its effects still lingered, and the general consensus seemed to be that U.S. economic and employment growth will be tepid for a while. Unemployment climbed to a 9.8% peak before ending the Funds’ fiscal year at 8.9%; an improvement, certainly, but still an elevated level that accounts for considerable slack in the economy.1

Not all indicators moved in the same direction and at the same speed. While optimism among investors, economists and business leaders in the U.S. was beginning to firm up, a crisis of confidence in the eurozone erupted and undermined global equity markets throughout the summer. Investors worried about sovereign debt defaults and their potential effects on global economic growth. By the end of 2010, those fears had diminished, but the eurozone’s economic situation remained fragile.

In the U.S., the nascent economic recovery lacked momentum, so the Federal Reserve Board (Fed) embarked on a second round of economic stimulus using quantitative easing, or QE2, which comprised mostly more aggressive purchases of U.S. Treasury long-dated bonds. The Fed’s goal was to spur economic growth

1. Source: Bureau of Labor Statistics.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Not part of the annual report | 1

Annual Report

Municipal Bond Market Overview

For the 12 months ended February 28, 2011, the municipal bond market posted a mild gain of 1.72% as measured by the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade municipal securities.1 The gain was noteworthy considering the same index endured a record five consecutive months of negative total returns from September 2010 through January 2011. In comparison during the same period, Treasuries returned +3.71%, according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.1

For the first six months of the reporting period municipal bond performance was robust, supported by strong investor demand and generally low interest rates resulting in part from the Federal Reserve Board’s (Fed’s) accommodative stance. The market also benefited from lower-than-normal tax-exempt issuance due to the Build America Bonds (BAB) program. The BAB program allowed municipal issuers to sell their bonds in the taxable market and take advantage of a 35% federal government subsidy for all coupon payments made on those municipal bonds. Such taxable bonds, however, are not part of the Funds’ tax-free portfolios. This subsidy enabled municipalities to borrow at significantly lower net yields than they could otherwise obtain in the traditional tax-exempt municipal bond market, which dramatically reduced the supply of new tax-exempt bonds. Of the $433 billion in issuance for the year 2010, $275 billion, or 64%, was in the form of tax-exempt municipal bonds.2 For the year 2008 (prior to the BAB program), municipal issuance totaled $390 billion, with $341 billion, or 88%, in the form of tax-exempt municipal bonds.2

November, December and January were particularly challenging months for many fixed income markets as they pulled back sharply after the Fed announced its intention to implement a second round of quantitative easing (QE2) with a $600 billion bond buying program. During the three-month period the BC Municipal Bond Index: Long Component, which consists of 22-year and longer municipal securities, fell 8.58%, while the BC U.S. Treasury Index: Long Component, which tracks Treasuries with 10-year or longer maturities, dipped 7.07%.1

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. Source: Thomson Reuters.

4 | Annual Report

Several factors contributed to municipal bond market weakness:

  The market seemed dissatisfied that the Fed indicated it would target bonds with maturities of 10 years or less, which contributed to a sell-off in bonds with maturities longer than 10 years.
  Some observers felt QE2 was unnecessary and might even ignite inflation, which contributed to weakness in shorter term bonds. The municipal bond market pulled back as yields generally rose. This was exacerbated as market concerns led to investor redemptions, forcing further sell-offs.
  According to the Investment Company Institute, cash flows into munici- pal bond mutual funds during the reporting period first turned negative the week of November 10 and worsened in following weeks.
  For most of calendar year 2010, market participants had expected the BAB program to be extended beyond 2010, and they began to anticipate a larger-than-normal supply of municipal bonds going into year-end.
  This belief waned, however, as Republicans took over the majority of the House of Representatives and did not propose legislation that would continue the program.
  Market participants feared municipalities would concentrate their bor- rowing needs in tax-free bonds during 2011 as they no longer had the option of using BABs. During the first two months of 2011, however, new-issue supply in the municipal bond market was almost 50% less than in the first two months of 2010, suggesting the fear of a large tax- exempt supply in 2011 may have been unwarranted.2
  In December, Congress enacted an extension of tax cuts for all Americans, which further reduced demand for tax-exempt municipal bonds.
  Some observers raised concerns about the ability of municipal market borrowers to meet their debt obligations. High-profile and repetitive media coverage of such comments created panic among some investors.
  However, counterarguments citing the historically low level of municipal defaults alleviated these fears somewhat.

In February, reduced supply helped drive bond prices higher, and the market turned positive. Although the municipal bond market experienced recent, short-term volatility, we maintained a long-term perspective. In our view, the pullback in yields provided us opportunities to buy high-quality, essential use revenue and general obligation bonds at levels that may enhance the Funds’ income-earning potential.

The foregoing information reflects our analysis and opinions as of February 28, 2011, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Annual Report | 5

Investment Strategy and

Manager’s Discussion

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund’s portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve favored the use of longer term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Franklin Arizona Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Arizona Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Arizona Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	7.3%
AA	42.3%
A	27.3%
BBB	17.6%
Below Investment Grade	0.5%
Not Rated	5.0%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

**Does not include short-term investments and other net assets.

This annual report for Franklin Arizona Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.78 on February 28, 2010, to $10.30 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 99.

Annual Report | 7

Dividend Distributions*
Franklin Arizona Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2010	4.00 cents	3.49 cents	3.48 cents	4.09 cents
April 2010	4.00 cents	3.49 cents	3.48 cents	4.09 cents
May 2010	4.00 cents	3.49 cents	3.48 cents	4.09 cents
June 2010	4.00 cents	3.53 cents	3.50 cents	4.09 cents
July 2010	4.00 cents	3.53 cents	3.50 cents	4.09 cents
August 2010	4.00 cents	3.53 cents	3.50 cents	4.09 cents
September 2010	4.00 cents	3.50 cents	3.50 cents	4.09 cents
October 2010	3.94 cents	3.44 cents	3.44 cents	4.03 cents
November 2010	3.90 cents	3.40 cents	3.40 cents	3.99 cents
December 2010	3.90 cents	3.39 cents	3.37 cents	3.99 cents
January 2011	3.90 cents	3.39 cents	3.37 cents	3.99 cents
February 2011	3.90 cents	3.39 cents	3.37 cents	3.99 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 47.82 cents per share for the same period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.44% based on an annualization of the current 3.98 cent per share dividend and the maximum offering price of $10.76 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Arizona personal income tax bracket of 37.95% would need to earn a distribution rate of 7.16% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

8 | Annual Report

State Update

After years of strong growth that outpaced the national average, Arizona’s economy slowed significantly. As the country began to recover from the Great Recession, so did Arizona, but at a slower, more uneven pace. Toward period-end, some areas of the state’s economy showed improvement, but a weak housing market and a foreclosure rate that ranked among the nation’s highest continued to take its toll. Job losses in the construction and financial activities sectors persisted, but were offset by gains in the education and health services sector and leisure and hospitality sector. Although Arizona’s unemployment rate declined from the 26-year high of 10.4% set in November and December 2009 to 9.6% in February 2011, it remained higher than the 8.9% national rate.3 Arizona’s strong population growth benefited its economy and finances but pressured state services such as education, public safety, and health and human services.

During the annual reporting period, Arizona weathered significant financial challenges that included weak revenue performance, significant budget deficits and imbalance, and tightening liquidity. Four continuous years of revenue declines have depleted reserves as the state struggled to balance its budget. The initial 2011 budget enacted in March 2010 had an estimated gap of more than $3 billion that was closed with spending cuts and significant use of one-time solutions, including federal stimulus funds, deficit bond issuance, and three ballot measures that were voted upon in November 2010.4 Two of the ballot measures failed, requiring a midyear budget revision; the proposed solution was based on further one-time measures that included a loan from the First Things First program, deferral of education payments, and reallocation of federal job funds to K-12 education. Voters passed a ballot measure for a 1% sales tax increase for three years, which should provide additional annual revenue estimated at more than $900 million.4

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state’s debt levels remained near national state debt medians, with state net tax-supported debt at 2.3% of personal income and $736 per capita, compared with the 2.5% and $936 national medians.5 Debt levels were expected to increase as the state issued additional bonds for 2011 budget relief. In February 2011, independent credit

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Rating Update: Moody’s Changes Arizona’s Outlook to Negative from Stable; Aa3 Issuer Rating and Ratings on State Appropriation-Backed Debt and Certificates of Participation Affirmed,” 2/9/11.

5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

Annual Report | 9

Portfolio Breakdown
Franklin Arizona Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Utilities	21.6%
Hospital & Health Care	19.5%
Higher Education	11.8%
Subject to Government Appropriations	10.7%
Other Revenue	9.8%
Refunded	8.5%
Tax-Supported	7.4%
Transportation	5.4%
General Obligation	4.6%
Housing	0.7%

*Does not include short-term investments and other
net assets.

rating agency Moody’s Investors Service affirmed Arizona’s issuer rating of Aa3 and changed the state’s outlook from stable to negative.6 The rating reflected Arizona’s moderate but increasing debt levels, significant reliance on nonrecur-ring resources to balance state budgets, slower revenue growth and tightened liquidity. However, Moody’s also cited the state’s prospects for long-term economic growth that could again outpace the nation’s and a pension-funded ratio higher than the national state median. The negative outlook reflected the challenges the state will face as it enters fiscal year 2012 when federal stimulus programs expire. To balance the budget, state officials may try to rely heavily on a potential law change or a Medicaid support waiver, given the reduced capacity for expenditure reductions and constitutional limitations on financial flexibility. Due to the significant housing market downturn, Moody’s projected that economic recovery in Arizona could take longer than in most states.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. This does not indicate Moody’s rating of the Fund.

10 | Annual Report

Performance Summary as of 2/28/11

Franklin Arizona Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTAZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.48	$10.30	$10.78
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4782
Class B (Symbol: FBAZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.48	$10.37	$10.85
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4184
Class C (Symbol: FAZIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.47	$10.44	$10.91
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4166
Advisor Class (Symbol: n/a)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.48	$10.32	$10.80
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4891

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.09%	+	15.97%	+	50.43%
Average Annual Total Return[2]			-4.34%	+	2.12%	+	3.72%
Avg. Ann. Total Return (3/31/11)[3]			-4.68%	+	2.19%	+	3.61%
Distribution Rate[4]	4.44%
Taxable Equivalent Distribution Rate[5]	7.16%
30-Day Standardized Yield[6]	4.21%
Taxable Equivalent Yield[5]	6.78%
Total Annual Operating Expenses[7]	0.63%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.64%	+	12.85%	+	44.15%
Average Annual Total Return[2]			-4.46%	+	2.11%	+	3.72%
Avg. Ann. Total Return (3/31/11)[3]			-4.77%	+	2.19%	+	3.61%
Distribution Rate[4]	4.10%
Taxable Equivalent Distribution Rate[5]	6.61%
30-Day Standardized Yield[6]	3.85%
Taxable Equivalent Yield[5]	6.20%
Total Annual Operating Expenses[7]	1.17%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.56%	+	12.94%	+	42.75%
Average Annual Total Return[2]			-1.51%	+	2.46%	+	3.62%
Avg. Ann. Total Return (3/31/11)[3]			-1.92%	+	2.55%	+	3.50%
Distribution Rate[4]	4.06%
Taxable Equivalent Distribution Rate[5]	6.54%
30-Day Standardized Yield[6]	3.85%
Taxable Equivalent Yield[5]	6.20%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.02%	+	16.48%	+	51.10%
Average Annual Total Return[2]		+	0.02%	+	3.10%	+	4.21%
Avg. Ann. Total Return (3/31/11)[3]			-0.32%	+	3.18%	+	4.11%
Distribution Rate[4]	4.72%
Taxable Equivalent Distribution Rate[5]	7.61%
30-Day Standardized Yield[6]	4.48%
Taxable Equivalent Yield[5]	7.22%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

3/01	2/03	2/05	2/07	2/09	2/11
Franklin Arizona Tax-Free Income Fund			BC Municipal Bond Index [9]		CPI[9]

14 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.
Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Arizona personal income tax rate of 37.95%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.75% and +3.55%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 15

Your Fund’s Expenses

Franklin Arizona Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the 12 months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$947.90	$3.04
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
Class B
Actual	$1,000	$945.60	$5.64
Hypothetical (5% return before expenses)	$1,000	$1,018.99	$5.86
Class C
Actual	$1,000	$945.90	$5.69
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor Class
Actual	$1,000	$948.50	$2.56
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.17%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 17

Franklin Colorado Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Colorado Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	0.9%
AA	41.8%
A	30.6%
BBB	21.6%
Not Rated	5.1%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Colorado Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.65 on February 28, 2010, to $11.09 on February 28, 2011. The Fund’s Class A shares paid dividends totaling 50.57 cents per share for the same period.2 The Performance Summary beginning on page 22 shows that at the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 108.

18 | Annual Report

Dividend Distributions*
Franklin Colorado Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	4.25 cents	3.69 cents	4.35 cents
April 2010	4.25 cents	3.69 cents	4.35 cents
May 2010	4.25 cents	3.69 cents	4.35 cents
June 2010	4.20 cents	3.67 cents	4.30 cents
July 2010	4.20 cents	3.67 cents	4.30 cents
August 2010	4.20 cents	3.67 cents	4.30 cents
September 2010	4.20 cents	3.65 cents	4.29 cents
October 2010	4.17 cents	3.62 cents	4.26 cents
November 2010	4.13 cents	3.58 cents	4.22 cents
December 2010	4.13 cents	3.56 cents	4.23 cents
January 2011	4.13 cents	3.56 cents	4.23 cents
February 2011	4.13 cents	3.56 cents	4.23 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

end of this reporting period the Fund’s Class A shares’ distribution rate was 4.46% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $11.58 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 7.19% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

State Update

Colorado’s broad and diverse economy continued to outpace the national economy as it recovered from the recession. Statewide income levels, retail trade and per capita retail spending were above national averages. The housing market showed signs of stabilization after four years of declining residential permit activity. The state’s relatively strong economy continued to attract net

Annual Report | 19

Portfolio Breakdown
Franklin Colorado Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Hospital & Health Care	20.0%
Utilities	16.8%
Tax-Supported	15.8%
Higher Education	12.0%
Refunded	10.1%
Subject to Government Appropriations	9.2%
General Obligation	6.5%
Other Revenue	4.6%
Transportation	3.8%
Housing	1.2%

*Does not include short-term investments and other
net assets.

in-migration, which resulted in a significant working-age population and income levels higher than the national average. The construction, information and financial activities sectors lost jobs, while the education and health services, mining and logging, and leisure and hospitality sectors added jobs. In February 2011, the state’s unemployment rate rose to a historical high of 9.3%, compared with the 8.9% national rate.3

Fiscal year 2010 was challenging for Colorado as revenues continued to decline, although at a slower pace than in fiscal year 2009. Quarterly forecasts and preliminary actual results for fiscal year 2010 were revised downward, and the state implemented budgetary actions that included spending cuts, use of federal stimulus funds and suspension of certain tax exemptions. The state’s timely actions to address fiscal year 2010 revenue declines resulted in a 2.9% general fund reserve, which was well above its 2.0% requirement.4 The fiscal year 2011 budget has been adjusted several times since it was enacted, despite the state’s initial projection of a modest revenue recovery, due to weak employment and income figures, modest sales and use tax growth and only slightly declining corporate tax revenues. In December 2010, the Office of State Planning and Budgeting revised its projected 2011 gross general fund revenues to $6.8 billion, a 5.7% increase over fiscal year 2010.4 Officials attributed the overall improved projection to increases in individual income, sales and use tax revenues. Changes in state tax exemptions, laws and accounting rules were projected to contribute to revenue. In February 2011, the governor submitted a revised budget package to the Joint Budget Committee that included general fund revenue and expenditure reductions to meet the new 4.0% reserve requirement.5

Colorado’s constitution prohibits the state from issuing general obligation debt, which resulted in very low debt levels. Colorado’s net tax-supported debt was $400 per capita and 1.0% of personal income, compared with the $936 and 2.5% national medians.6 Independent credit rating agency Standard & Poor’s assigned Colorado an issuer rating of AA with a stable outlook.7 The rating and outlook reflected the state’s relatively strong economic fundamentals despite the challenging national economic environment and financial performance that led to strong cash reserves at the state’s fiscal year-end. The outlook also recognized the state’s financial flexibility and willingness to revise its budget as revenues slowed or declined.

3. Source: Bureau of Labor Statistics.
4. Source: Office of State Planning and Budgeting, “December 2010 Revenue Forecast,” 12/20/10.
5. Source: Office of the Governor, “Governor Hickenlooper’s Budget Package for FY2010-11 and FY2011-12,” 2/15/11.
6. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.
7. This does not indicate Standard & Poor’s rating of the Fund.

20 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 21

Performance Summary as of 2/28/11

Franklin Colorado Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRCOX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.56	$11.09	$11.65
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5057
Class C (Symbol: FCOIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.56	$11.20	$11.76
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4392
Advisor Class (Symbol: FCOZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.56	$11.09	$11.65
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5174

22 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-0.55%	+	14.97%	+	49.90%
Average Annual Total Return[2]		-4.80%	+	1.95%	+	3.68%
Avg. Ann. Total Return (3/31/11)[3]		-5.59%	+	1.96%	+	3.54%
Distribution Rate[4]	4.46%
Taxable Equivalent Distribution Rate[5]	7.19%
30-Day Standardized Yield[6]	4.21%
Taxable Equivalent Yield[5]	6.79%
Total Annual Operating Expenses[7]	0.66%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-1.11%	+	11.90%	+	42.07%
Average Annual Total Return[2]		-2.06%	+	2.27%	+	3.57%
Avg. Ann. Total Return (3/31/11)[3]		-2.94%	+	2.29%	+	3.42%
Distribution Rate[4]	4.08%
Taxable Equivalent Distribution Rate[5]	6.58%
30-Day Standardized Yield[6]	3.85%
Taxable Equivalent Yield[5]	6.21%
Total Annual Operating Expenses[7]	1.21%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-0.45%	+	15.16%	+	50.14%
Average Annual Total Return[2]		-0.45%	+	2.86%	+	4.15%
Avg. Ann. Total Return (3/31/11)[3]		-1.27%	+	2.88%	+	4.01%
Distribution Rate[4]	4.76%
Taxable Equivalent Distribution Rate[5]	7.68%
30-Day Standardized Yield[6]	4.50%
Taxable Equivalent Yield[5]	7.26%
Total Annual Operating Expenses[7]	0.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 23

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	2/28/11
1-Year	-4.80%
5-Year	+1.95%
10-Year	+3.68%

Class A (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,349
$12,589
Franklin Colorado Tax-Free Income Fund
BC Municipal Bond Index
CPI

Average Annual Total Return

Class C	2/28/11
1-Year	-2.06%
5-Year	+2.27%
10-Year	+3.57%

Class C (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
$15,960
$14,207
$12,589

3/01	2/03	2/05	2/07	2/09	2/11

Franklin Colorado			BC Municipal Bond Index [9]		CPI[9]
Tax-Free Income Fund

24 | Annual Report

Annual Report | 25

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.31% and +3.84%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

26 | Annual Report

Your Fund’s Expenses

Franklin Colorado Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the 12 months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 27

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$943.80	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31
Class C
Actual	$1,000	$941.60	$5.83
Hypothetical (5% return before expenses)	$1,000	$1,018.79	$6.06
Advisor Class
Actual	$1,000	$944.30	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.02	$2.81

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

28 | Annual Report

Franklin Connecticut Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Connecticut Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	17.8%
AA	23.6%
A	28.5%
BBB	24.7%
Below Investment Grade	0.9%
Not Rated	4.5%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.88 on February 28, 2010, to $10.45 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 116.

Annual Report | 29

Dividend Distributions*
Franklin Connecticut Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	3.78 cents	3.25 cents	3.87 cents
April 2010	3.78 cents	3.25 cents	3.87 cents
May 2010	3.78 cents	3.25 cents	3.87 cents
June 2010	3.78 cents	3.30 cents	3.88 cents
July 2010	3.78 cents	3.30 cents	3.88 cents
August 2010	3.78 cents	3.30 cents	3.88 cents
September 2010	3.78 cents	3.28 cents	3.87 cents
October 2010	3.70 cents	3.20 cents	3.79 cents
November 2010	3.70 cents	3.20 cents	3.79 cents
December 2010	3.70 cents	3.16 cents	3.79 cents
January 2011	3.70 cents	3.16 cents	3.79 cents
February 2011	3.70 cents	3.16 cents	3.79 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 45.22 cents per share for the same period.2 The Performance Summary beginning on page 33 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.12% based on an annualization of the 3.75 cent per share dividend and the maximum offering price of $10.91 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Connecticut personal income tax bracket of 39.23% would need to earn a distribution rate of 6.78% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

30 | Annual Report

State Update

Connecticut’s sizable and well-diversified economy began to recover from the national recession at a moderate pace, but faster than the national average. Although the state’s housing market remained weak, it showed signs of improvement as foreclosures registered one of the nation’s largest annual declines. The state outpaced the nation in tax revenue growth for two consecutive quarters, as it continued to enjoy high wealth and income levels. Connecticut’s above-average reliance on economically sensitive sectors such as real estate and financial services, while contributing to the state’s wealth during economic expansions, caused heavy job losses in the construction, financial activities and information sectors during the recession and through most of the reporting period. Continued improvement of the state’s economy resulted in declines for only three employment sectors — mining and logging, information and government. All other sectors posted gains, led by construction and professional and business services. Although Connecticut’s unemployment rate doubled since mid-2007 to 9.0% in February 2011, it remained in line with the 8.9% national rate.3

Connecticut is the nation’s wealthiest state, and its personal income, capital gains and sales tax receipts generally contribute significantly to its biennial budget. The state closed its fiscal year 2010 budget with a $449.4 million surplus created by using federal stimulus funds and the state’s emergency Rainy Day Fund, delaying payment to its pension fund, and achieving modest gains in tax revenue toward the end of the fiscal year.4 State officials indicated they would use this surplus to finance fiscal year 2011 budget requirements and reduce planned deficit financing. The fiscal year 2011 budget continued the fiscal year 2010 formula of using federal stimulus funds, one-time resources, spending cuts and revenue enhancements to balance the budget but with a heavier reliance on one-time resources including budget reserve funds and deficit bonds. Revenue enhancements included income tax increases for high-wage earners, a cigarette tax increase and a corporate tax surcharge.

Connecticut’s debt levels were among the nation’s highest, with net tax-supported debt at 8.7% of personal income and $4,859 per capita, compared with the 2.5% and $936 national medians.5 Independent credit rating agency Standard & Poor’s (S&P) assigned the state’s general obligation bonds a rating of AA with a stable outlook.6 The rating and outlook reflected S&P’s concern

3. Source: Bureau of Labor Statistics.

4. Source: State of Connecticut, Office of the State Comptroller Press Release, “State Closes Books on 2010 Fiscal Year with $449.4 Million Surplus,” 9/1/10.

5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

6. This does not indicate S&P’s rating of the Fund.

Portfolio Breakdown

Franklin Connecticut Tax-Free Income Fund 2/28/11

% of Total
Long-Term Investments*

Higher Education	26.5%**
Utilities	15.5%
Hospital & Health Care	14.4%
Other Revenue	11.6%
General Obligation	7.7%
Refunded	7.7%
Housing	7.5%
Tax-Supported	5.8%
Subject to Government Appropriations	2.6%
Transportation	0.7%

*Does not include short-term investments and other net assets.

**The Fund may invest more than 25% in municipal securities that finance similar types of projects such as higher education. A change that affects one project may affect all similar projects, thereby increasing market risk.

Annual Report | 31

about the state’s history of highly cyclical budget performance, high debt level, unfunded pension liabilities, and the challenges the state would face when federal stimulus programs expire in 2012. S&P noted, however, that the state has faced revenue volatility and high leverage in the past but has historically managed such budget pressures as the state benefits from high income levels, a diverse economic base and legal flexibility to enhance state revenues.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

32 | Annual Report

Performance Summary as of 2/28/11

Franklin Connecticut Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FXCTX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.43	$10.45	$10.88
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4522
Class C (Symbol: FCTIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.42	$10.52	$10.94
Distributions (3/1/10–2/28/11)
Dividend Income	$0.3905
Advisor Class (Symbol: FCNZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.42	$10.45	$10.87
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4634

Annual Report | 33

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.13%	+	16.31%	+	52.48%
Average Annual Total Return[2]			-4.10%	+	2.18%	+	3.86%
Avg. Ann. Total Return (3/31/11)[3]			-5.12%	+	2.14%	+	3.68%
Distribution Rate[4]	4.12%
Taxable Equivalent Distribution Rate[5]	6.78%
30-Day Standardized Yield[6]	4.05%
Taxable Equivalent Yield[5]	6.66%
Total Annual Operating Expenses[7]	0.68%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.34%	+	13.25%	+	44.54%
Average Annual Total Return[2]			-1.30%	+	2.52%	+	3.75%
Avg. Ann. Total Return (3/31/11)[3]			-2.52%	+	2.45%	+	3.56%
Distribution Rate[4]	3.76%
Taxable Equivalent Distribution Rate[5]	6.19%
30-Day Standardized Yield[6]	3.68%
Taxable Equivalent Yield[5]	6.06%
Total Annual Operating Expenses[7]	1.23%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.33%	+	16.49%	+	52.73%
Average Annual Total Return[2]		+	0.33%	+	3.10%	+	4.33%
Avg. Ann. Total Return (3/31/11)[3]			-0.92%	+	3.05%	+	4.13%
Distribution Rate[4]	4.40%
Taxable Equivalent Distribution Rate[5]	7.24%
30-Day Standardized Yield[6]	4.33%
Taxable Equivalent Yield[5]	7.12%
Total Annual Operating Expenses[7]	0.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

34 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

3/01	2/03	2/05	2/07	2/09	2/11

Franklin Connecticut			BC Municipal Bond Index [9]		CPI[9]
Tax-Free Income Fund

36 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Connecticut personal income tax rate of 39.23%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +7.13% and +4.33%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 37

Your Fund’s Expenses

Franklin Connecticut Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the 12 months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

38 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$952.50	$3.20
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31
Class C
Actual	$1,000	$950.10	$5.85
Hypothetical (5% return before expenses)	$1,000	$1,018.79	$6.06
Advisor Class
Actual	$1,000	$953.00	$2.71
Hypothetical (5% return before expenses)	$1,000	$1,022.02	$2.81

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 39

Franklin Michigan Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Michigan Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Michigan Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	4.0%
AA	59.3%
A	32.2%
BBB	3.3%
Below Investment Grade	0.3%
Not Rated	0.9%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Michigan Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.97 on February 28, 2010, to $11.52 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 124.

40 | Annual Report

Dividend Distributions*
Franklin Michigan Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2010	4.33 cents	3.78 cents	3.76 cents	4.42 cents
April 2010	4.33 cents	3.78 cents	3.76 cents	4.42 cents
May 2010	4.33 cents	3.78 cents	3.76 cents	4.42 cents
June 2010	4.33 cents	3.80 cents	3.79 cents	4.43 cents
July 2010	4.33 cents	3.80 cents	3.79 cents	4.43 cents
August 2010	4.33 cents	3.80 cents	3.79 cents	4.43 cents
September 2010	4.21 cents	3.66 cents	3.65 cents	4.32 cents
October 2010	4.14 cents	3.59 cents	3.58 cents	4.25 cents
November 2010	4.14 cents	3.59 cents	3.58 cents	4.25 cents
December 2010	4.14 cents	3.58 cents	3.55 cents	4.24 cents
January 2011	4.14 cents	3.58 cents	3.55 cents	4.24 cents
February 2011	4.14 cents	3.58 cents	3.55 cents	4.24 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 51.16 cents per share for the same period.2 The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.18% based on an annualization of the current 4.19 cent per share dividend and the maximum offering price of $12.03 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Michigan personal income tax bracket of 37.83% would need to earn a distribution rate of 6.72% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 41

Portfolio Breakdown
Franklin Michigan Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
General Obligation	24.9%
Refunded	22.3%
Utilities	13.1%
Hospital & Health Care	11.5%
Higher Education	10.9%
Subject to Government Appropriations	6.4%
Tax-Supported	6.1%
Transportation	3.9%
Housing	0.6%
Other Revenue	0.3%

*Does not include short-term investments and other
net assets.

State Update

Michigan’s economic base diversified modestly as it began to recover from a sustained economic downturn caused primarily by continued housing weakness and the U.S. auto industry’s restructuring. Although Michigan’s new foreclosure activities declined toward period-end, its foreclosure totals ranked among the nation’s top 10. The U.S. auto industry, while remaining weak by historical standards, stabilized during the reporting period as Michigan-based Ford Motor, Chrysler Group and General Motors, which emerged from bankruptcy in November 2010 and staged the biggest initial public offering in global history, reported improved sales for February 2011. Recent economic improvements resulted in sizable job gains in the manufacturing, construction, and professional and business services sectors. All other sectors posted gains, with the exception of government and leisure and hospitality. Although Michigan’s unemployment rate continued to decline from the 26-year high of 14.1% set in August and September 2009 to 10.4% in February 2011, it remained significantly higher than the 8.9% national rate.3

Like most states, Michigan struggled to balance its budget as economic challenges continued and tax revenues declined. Unlike most states, however, Michigan did not have the benefit of recovering from the 2001 recession before the Great Recession started. The state demonstrated strong financial management by maintaining positive general fund balances throughout two recessions and the major restructuring of the U.S. auto industry. Through controlled spending, federal stimulus funds and state fund transfers, Michigan closed its fiscal year 2010 budget with a positive general fund balance that was slightly better than forecast. The adopted fiscal year 2011 budget was revised several times and balanced through nonrecurring measures consisting primarily of federal stimulus funds and recurring measures that were primarily spending cuts. As the economy improved, the state raised revenue estimates for fiscal years 2011 and 2012, marking the first increase in several years. As a result, the state also increased its estimated general fund balance for fiscal year 2011. In February 2011, the governor presented his fiscal years 2012 and 2013 budget recommendation to the legislature. Due to the end of federal stimulus programs, fiscal year 2012 would open with a significant gap, which the governor proposed to close through recurring measures including expenditure reductions and tax system restructuring.

3. Source: Bureau of Labor Statistics.

42 | Annual Report

Michigan maintained relatively low debt levels despite suffering the worst economic decline in the nation. The state’s net tax-supported debt was 2.1% of personal income and $748 per capita, compared with the 2.5% and $936 national medians.4 Independent credit rating agency Moody’s Investors Service affirmed its Aa2 rating and stable outlook on Michigan’s general obligation bonds.5 The rating and outlook reflected Michigan’s adequately funded pensions and strong management practices in addressing economic and budgetary challenges caused by the decline of the U.S. auto industry. In addition, Moody’s noted that despite prolonged economic challenges and stagnant revenue trends, the state has maintained positive fund balances.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

5. This does not indicate Moody’s rating of the Fund.

Annual Report | 43

Performance Summary as of 2/28/11

Franklin Michigan Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTTMX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.45	$11.52	$11.97
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5116
Long-Term Capital Gain	$0.0156
Total	$0.5272
Class B (Symbol: FBMIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.45	$11.58	$12.03
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4456
Long-Term Capital Gain	$0.0156
Total	$0.4612
Class C (Symbol: FRMTX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.45	$11.66	$12.11
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4435
Long-Term Capital Gain	$0.0156
Total	$0.4591
Advisor Class (Symbol: n/a)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.45	$11.54	$11.99
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5236
Long-Term Capital Gain	$0.0156
Total	$0.5392

44 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.62%	+	17.05%	+	50.86%
Average Annual Total Return[2]			-3.65%	+	2.31%	+	3.74%
Avg. Ann. Total Return (3/31/11)[3]			-4.13%	+	2.31%	+	3.60%
Distribution Rate[4]	4.18%
Taxable Equivalent Distribution Rate[5]	6.72%
30-Day Standardized Yield[6]	3.59%
Taxable Equivalent Yield[5]	5.77%
Total Annual Operating Expenses[7]	0.63%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.06%	+	13.80%	+	44.40%
Average Annual Total Return[2]			-3.79%	+	2.28%	+	3.74%
Avg. Ann. Total Return (3/31/11)[3]			-4.17%	+	2.30%	+	3.60%
Distribution Rate[4]	3.81%
Taxable Equivalent Distribution Rate[5]	6.13%
30-Day Standardized Yield[6]	3.21%
Taxable Equivalent Yield[5]	5.16%
Total Annual Operating Expenses[7]	1.18%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.04%	+	13.85%	+	42.80%
Average Annual Total Return[2]			-0.92%	+	2.63%	+	3.63%
Avg. Ann. Total Return (3/31/11)[3]			-1.39%	+	2.63%	+	3.49%
Distribution Rate[4]	3.78%
Taxable Equivalent Distribution Rate[5]	6.08%
30-Day Standardized Yield[6]	3.21%
Taxable Equivalent Yield[5]	5.16%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.72%	+	17.54%	+	51.49%
Average Annual Total Return[2]		+	0.72%	+	3.28%	+	4.24%
Avg. Ann. Total Return (3/31/11)[3]		+	0.23%	+	3.29%	+	4.09%
Distribution Rate[4]	4.44%
Taxable Equivalent Distribution Rate[5]	7.14%
30-Day Standardized Yield[6]	3.84%
Taxable Equivalent Yield[5]	6.18%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 45

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Performance Summary *(continued)*

Class C (3/1/01–2/28/11)
$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,280
$12,589
Franklin Michigan Tax-Free Income Fund
BC Municipal Bond Index[9]
CPI[8]

Average Annual Total Return

Class C	2/28/11
1-Year	-0.92%
5-Year	+2.63%
10-Year	+3.63%

Advisor Class (3/1/01–2/28/11)[6]
$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$15,149
$12,589
Franklin Michigan Tax-Free Income Fund
BC Municipal Bond Index[9]
CPI[8]

Average Annual Total Return

Advisor Class[6]	2/28/11
1-Year	+0.72%
5-Year	+3.28%
10-Year	+4.24%

Annual Report | 47

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Michigan personal income tax rate of 37.83%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.88% and +3.25%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

48 | Annual Report

Your Fund’s Expenses

Franklin Michigan Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the 12 months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 49

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$964.10	$3.12
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class B
Actual	$1,000	$961.60	$5.74
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Class C
Actual	$1,000	$961.80	$5.79
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$964.70	$2.63
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.18%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

50 | Annual Report

Franklin Minnesota Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Minnesota Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Minnesota Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	26.9%
AA	55.4%
A	15.9%
BBB	1.7%
Not Rated	0.1%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Minnesota Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.20 on February 28, 2010, to $11.92 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 134.

Annual Report | 51

Dividend Distributions*
Franklin Minnesota Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	3.92 cents	3.34 cents	4.02 cents
April 2010	3.92 cents	3.34 cents	4.02 cents
May 2010	3.92 cents	3.34 cents	4.02 cents
June 2010	3.87 cents	3.31 cents	3.97 cents
July 2010	3.87 cents	3.31 cents	3.97 cents
August 2010	3.87 cents	3.31 cents	3.97 cents
September 2010	3.87 cents	3.30 cents	3.97 cents
October 2010	3.74 cents	3.17 cents	3.84 cents
November 2010	3.74 cents	3.17 cents	3.84 cents
December 2010	3.74 cents	3.15 cents	3.84 cents
January 2011	3.74 cents	3.15 cents	3.84 cents
February 2011	3.74 cents	3.15 cents	3.84 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 46.19 cents per share for the same period.2 The Performance Summary beginning on page 55 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.67% based on an annualization of the current 3.81 cent per share dividend and the maximum offering price of $12.45 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 6.13% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

52 | Annual Report

State Update

Minnesota’s diverse economy continued its modest recovery from the national recession at a faster pace than the national averages in certain areas. Income and effective buying income levels remained higher than the national averages, and the state outpaced the nation in tax revenue growth for three consecutive quarters. The prolonged weakness of the real estate market and homebuilding supply industry resulted in construction job losses. The financial activities, information and government sectors also experienced job losses. However, the state’s broad employment base provided an anchor for job growth, with gains registered in other sectors, including mining and logging, manufacturing, and professional and business services. Minnesota’s 6.7% unemployment rate in February 2011 was significantly lower than the 8.9% national rate.3

The state’s strong fiscal management and proactive responses to revenue volatility were stabilizing forces as economic challenges continued during the reporting period. The 2010-2011 biennium began with a $4.6 billion budget deficit.4 After the governor vetoed tax legislation, the enacted budget contained an unresolved shortfall, which the state closed through the use of budget reserves, legislative spending cuts and executive actions including payment shifts and unallotments. In response to the Minnesota Supreme Court’s May 2010 ruling that overturned the governor’s unallotment action, the state legislature approved most of the governor’s actions and closed the revised $3.4 billion budget gap through a combination of federal stimulus funds, spending reductions, fund transfers, payment deferrals and reserve reductions.5 Minnesota closed its fiscal year 2010 budget with a $67 million general fund balance and in November 2010 revised its 2010-2011 biennial revenue and spending forecasts, resulting in a projected $399 million general fund balance.5 A December 2010 federal tax compromise, which included an employee payroll tax reduction and a delay in the scheduled capital gains tax rate increase, provided an immediate boost to the state’s economic outlook. As a result of increased revenues, in February 2011 the state revised its general fund balance for the current biennial budget to $663 million and raised its revenue forecasts for the 2012-2013 biennium.6 Recognizing the volatility of capital gains income, which accounted for most of the state’s improved revenue forecast, state officials continued to restrain expenditures.

3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor’s, “Minnesota Housing Finance Agency; Appropriations; General Obligation,”
RatingsDirect, 1/31/11.
5. Source: Minnesota Management & Budget, “Minnesota Financial Report,” November 2010.
6. Source: Minnesota Management & Budget, “Minnesota Financial Report,” February 2011.

Portfolio Breakdown
Franklin Minnesota Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
General Obligation	34.6%
Hospital & Health Care	19.2%
Utilities	14.7%
Higher Education	7.2%
Tax-Supported	6.0%
Transportation	5.9%
Housing	4.2%
Refunded	3.2%
Subject to Government Appropriations	3.1%
Other Revenue	1.9%

*Does not include short-term investments and other
net assets.

Annual Report | 53

Minnesota’s debt levels remained moderate and in line with national averages. The state’s net tax-supported debt was 2.4% of personal income and $1,037 per capita, compared with the national medians of 2.5% and $936.7 Independent credit rating agency Standard & Poor’s (S&P) affirmed Minnesota’s AAA general obligation rating with a stable outlook.8 The rating and outlook reflected the state’s historically strong internal control policies that kept debt levels manageable, proactive response to recent revenue declines and adequate reserve levels. In addition, S&P noted that the state has a long track record of strong financial management practices and proven ability to weather fiscal challenges, restore structural balance and rebuild its reserves.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

8. This does not indicate S&P’s rating of the Fund.

54 | Annual Report

Performance Summary as of 2/28/11

Franklin Minnesota Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FMINX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.28	$11.92	$12.20
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4619
Class C (Symbol: FMNIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.28	$12.02	$12.30
Distributions (3/1/10–2/28/11)
Dividend Income	$0.3927
Advisor Class (Symbol: n/a)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.28	$11.92	$12.20
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4739

Annual Report | 55

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	1.49%	+	20.28%	+	53.44%
Average Annual Total Return[2]			-2.81%	+	2.86%	+	3.92%
Avg. Ann. Total Return (3/31/11)[3]			-2.89%	+	2.94%	+	3.79%
Distribution Rate[4]	3.67%
Taxable Equivalent Distribution Rate[5]	6.13%
30-Day Standardized Yield[6]	3.49%
Taxable Equivalent Yield[5]	5.83%
Total Annual Operating Expenses[7]	0.65%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.99%	+	17.04%	+	45.40%
Average Annual Total Return[2]		+	0.01%	+	3.20%	+	3.81%
Avg. Ann. Total Return (3/31/11)[3]			-0.11%	+	3.27%	+	3.67%
Distribution Rate[4]	3.28%
Taxable Equivalent Distribution Rate[5]	5.48%
30-Day Standardized Yield[6]	3.10%
Taxable Equivalent Yield[5]	5.18%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	1.59%	+	20.48%	+	53.69%
Average Annual Total Return[2]		+	1.59%	+	3.80%	+	4.39%
Avg. Ann. Total Return (3/31/11)[3]		+	1.54%	+	3.87%	+	4.26%
Distribution Rate[4]	3.93%
Taxable Equivalent Distribution Rate[5]	6.56%
30-Day Standardized Yield[6]	3.76%
Taxable Equivalent Yield[5]	6.28%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

56 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

3/01	2/03	2/05	2/07	2/09	2/11

Franklin Minnesota			BC Municipal Bond Index [9]		CPI[9]
Tax-Free Income Fund

58 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.81% and +4.04%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 59

Your Fund’s Expenses

Franklin Minnesota Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

60 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$968.50	$3.17
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
Class C
Actual	$1,000	$966.00	$5.85
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor Class
Actual	$1,000	$968.20	$2.68
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied 181/365 to reflect the one-half year period.

Annual Report | 61

Franklin Ohio Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Ohio Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Ohio Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.50 on February 28, 2010, to $11.99 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 145.

62 | Annual Report

Dividend Distributions*
Franklin Ohio Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2010	4.20 cents	3.62 cents	3.61 cents	4.31 cents
April 2010	4.20 cents	3.62 cents	3.61 cents	4.31 cents
May 2010	4.20 cents	3.62 cents	3.61 cents	4.31 cents
June 2010	4.20 cents	3.66 cents	3.63 cents	4.30 cents
July 2010	4.20 cents	3.66 cents	3.63 cents	4.30 cents
August 2010	4.20 cents	3.66 cents	3.63 cents	4.30 cents
September 2010	4.20 cents	3.63 cents	3.61 cents	4.30 cents
October 2010	4.20 cents	3.63 cents	3.61 cents	4.30 cents
November 2010	4.20 cents	3.63 cents	3.61 cents	4.30 cents
December 2010	4.20 cents	3.59 cents	3.60 cents	4.31 cents
January 2011	4.20 cents	3.59 cents	3.60 cents	4.31 cents
February 2011	4.20 cents	3.59 cents	3.60 cents	4.31 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 50.74 cents per share for the same period.2 The Performance Summary beginning on page 66 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.12% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $12.52 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Ohio personal income tax bracket of 38.85% would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary.

State Update

Ohio’s broad and diverse economy continued to recover from the Great Recession at a slower pace than the nation. Due to years of below-average economic growth, state wealth and personal income remained below national averages. Continued housing market weakness and new foreclosures that ranked among the nation’s highest resulted in construction job losses during

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 63

Portfolio Breakdown
Franklin Ohio Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
General Obligation	24.0%
Refunded	18.9%
Higher Education	12.6%
Hospital & Health Care	12.3%
Utilities	10.5%
Tax-Supported	7.4%
Transportation	5.6%
Subject to Government Appropriations	4.1%
Other Revenue	4.0%
Housing	0.6%

*Does not include short-term investments and other
net assets.

the recession and through most of the reporting period. Recent economic improvements reversed this trend, however, and toward period-end the construction sector showed some job gains. The manufacturing sector, which was the primary area of job loss during the recession and remained a major contributor to the state’s gross domestic product, strengthened as regional and national manufacturing activities improved. All other employment sectors showed gains, with the exception of information, financial activities and government. The state’s unemployment rate declined from 10.6% at the beginning of the period to 9.2% in February 2011, compared with the 8.9% national average.3

The state has a history of strong fiscal management and had implemented timely budget revisions in the past two years as revenues declined. State officials balanced the 2010-2011 biennial budget through spending cuts, revenue enhancements and significant use of nonrecurring measures, including federal stimulus funds and state reserves. For the first time in its history, Ohio restructured its debt to balance its biennial budget. The state closed the first year of the 2010-2011 biennium with a $139.1 million general revenue fund (GRF) budgetary balance, which was approximately $53 million lower than the estimate.4 As the state’s economy continued to improve, tax revenues increased, with higher total receipts for the first seven months of fiscal year 2011 than the same period in fiscal year 2010, leading state officials to project a greater GRF ending balance for fiscal year 2011.

Ohio’s debt levels were moderate, with rapid amortization despite its debt restructuring to balance the 2010-2011 biennial budget. The state’s net-tax supported debt was $933 per capita and 2.6% of personal income, compared with the national medians of $936 and 2.5%.5 Independent credit rating agency Standard & Poor’s affirmed Ohio’s AA+ general obligation rating with a negative outlook.6 The rating reflected the state’s vast and diverse economic base, strong management of its capital and debt program, and a track record of taking proactive and timely steps in managing budget shortfalls. The negative outlook reflected the state’s reliance on nonrecurring sources and reduced financial flexibility after depleting its budget stabilization reserve, leaving the state with limited options to address future budgetary challenges.

3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor’s, “Summary: Ohio; General Obligation,” RatingsDirect, 2/4/11.
5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.
6. This does not indicate Standard & Poor’s rating of the Fund.

64 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 65

Performance Summary as of 2/28/11

Franklin Ohio Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTOIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.51	$11.99	$12.50
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5074
Class B (Symbol: FBOIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.51	$12.04	$12.55
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4381
Class C (Symbol: FOITX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.51	$12.11	$12.62
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4366
Advisor Class (Symbol: FROZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.51	$11.99	$12.50
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5200

66 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.06%	+	17.12%	+	51.52%
Average Annual Total Return[2]			-4.27%	+	2.32%	+	3.79%
Avg. Ann. Total Return (3/31/11)[3]			-4.96%	+	2.31%	+	3.62%
Distribution Rate[4]	4.12%
Taxable Equivalent Distribution Rate[5]	6.74%
30-Day Standardized Yield[6]	3.51%
Taxable Equivalent Yield[5]	5.74%
Total Annual Operating Expenses[7]	0.64%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.62%	+	13.97%	+	45.19%
Average Annual Total Return[2]			-4.45%	+	2.31%	+	3.80%
Avg. Ann. Total Return (3/31/11)[3]			-5.12%	+	2.27%	+	3.62%
Distribution Rate[4]	3.75%
Taxable Equivalent Distribution Rate[5]	6.13%
30-Day Standardized Yield[6]	3.14%
Taxable Equivalent Yield[5]	5.14%
Total Annual Operating Expenses[7]	1.19%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.63%	+	13.94%	+	43.50%
Average Annual Total Return[2]			-1.59%	+	2.64%	+	3.68%
Avg. Ann. Total Return (3/31/11)[3]			-2.18%	+	2.63%	+	3.52%
Distribution Rate[4]	3.72%
Taxable Equivalent Distribution Rate[5]	6.08%
30-Day Standardized Yield[6]	3.14%
Taxable Equivalent Yield[5]	5.14%
Total Annual Operating Expenses[7]	1.19%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.04%	+	17.43%	+	51.92%
Average Annual Total Return[2]		+	0.04%	+	3.27%	+	4.27%
Avg. Ann. Total Return (3/31/11)[3]			-0.66%	+	3.25%	+	4.10%
Distribution Rate[4]	4.40%
Taxable Equivalent Distribution Rate[5]	7.22%
30-Day Standardized Yield[6]	3.78%
Taxable Equivalent Yield[5]	6.18%
Total Annual Operating Expenses[7]	0.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 67

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Performance Summary *(continued)*

Class C (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,350
$12,589
Franklin Ohio Tax-Free Income Fund
BC Municipal Bond Index
CPI

Average Annual Total Return

Class C	2/28/11
1-Year	-1.59%
5-Year	+2.64%
10-Year	+3.68%

Advisor Class (3/1/01–2/28/11)[8]

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$15,192
$12,589
Franklin Ohio Tax-Free Income Fund
BC Municipal Bond Index
CPI

Average Annual Total Return

Advisor Class[8]	2/28/11
1-Year	+0.04%
5-Year	+3.27%
10-Year	+4.27%

Annual Report | 69

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will provide the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Ohio personal income tax rate of 38.85%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.46% and +3.45%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

70 | Annual Report

Your Fund’s Expenses

Franklin Ohio Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 71

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10–2/28/11
Actual	$1,000	$957.80	$3.11
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class B
Actual	$1,000	$955.20	$5.77
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Class C
Actual	$1,000	$954.70	$5.77
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$958.30	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

72 | Annual Report

Franklin Oregon Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Oregon Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Oregon Tax-Free Income Fund
2/28/11
% of Total
Ratings	Long-Term Investments**
AAA	13.6%
AA	47.3%
A	21.3%
BBB	16.2%
Below Investment Grade	0.1%
Not Rated	1.5%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The letter ratings are provided to indicate the credit-worthiness of the Fund’s bond holdings and generally range from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).

**Does not include short-term investments and other net assets.

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 28, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.87 on February 28, 2010, to $11.48 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 160.

Annual Report | 73

Dividend Distributions*
Franklin Oregon Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2010	4.01 cents	3.44 cents	4.11 cents
April 2010	4.01 cents	3.44 cents	4.11 cents
May 2010	4.01 cents	3.44 cents	4.11 cents
June 2010	4.25 cents	3.70 cents	4.35 cents
July 2010	4.25 cents	3.70 cents	4.35 cents
August 2010	4.25 cents	3.70 cents	4.35 cents
September 2010	4.25 cents	3.69 cents	4.36 cents
October 2010	4.25 cents	3.69 cents	4.36 cents
November 2010	4.25 cents	3.69 cents	4.36 cents
December 2010	4.25 cents	3.67 cents	4.35 cents
January 2011	4.25 cents	3.67 cents	4.35 cents
February 2011	4.25 cents	3.67 cents	4.35 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 50.62 cents per share for the same period.2 The Performance Summary beginning on page 77 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.25% based on an annualization of the current 4.25 cent per share dividend and the maximum offering price of $11.99 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Oregon personal income tax bracket of 42.15% would need to earn a distribution rate of 7.35% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Oregon began to recover from the Great Recession at a slower pace than the national average. The state’s unique dependence on personal income taxes

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

74 | Annual Report

posed challenges for Oregon as slow job growth weighed on tax collection revenues. Continued improvement of the state’s economy toward period-end resulted in declines for only one employment sector, financial activities. All other employment sectors showed gains, led by mining and logging and professional and business services. The state’s 10.2% unemployment rate was higher than the 8.9% national rate in February 2011.3

The state’s sound financial management, reinforced by strong executive authority to reduce expenditures, supported the state as revenue declines impacted the budget. State officials closed a $3.8 billion gap in the enacted 2009-2011 biennium budget through a combination of federal stimulus funds, the state’s own reserves, reduced expenditures and new revenues.4 The legislature and voters approved personal and corporate income tax increases. However, the state’s slow economic recovery produced weak personal and corporate tax receipts that caused the latest revenue forecast to decline significantly from the budget enacted in June 2009. To rebalance the budget and get the state on track to end the 2009-2011 biennium with an operating surplus, the governor made broad general fund expenditure reductions. In February 2011, the governor presented his 2011-2013 biennium balanced budget proposal to the legislature. The proposal limited expenditure growth to a level below the estimated $1.2 billion revenue growth.4 Unlike the 2009-2011 biennium budget, the 2011-2013 biennium proposal would not rely on nonrecurring resources to balance the budget.

Oregon’s debt levels were significantly higher than national averages. The state’s net tax-supported debt was 5.2% of personal income and $1,859 per capita, compared with the 2.5% and $936 national medians.5 Independent credit rating agency Moody’s Investors Service assigned Oregon’s general obligation bonds a rating of Aa1 with a stable outlook.6 The rating and outlook reflected the state’s maintenance of moderate reserves, effective voter initiative management to balance the budget and sufficiently funded pension systems. Moody’s expected Oregon’s debt levels to rise slightly but remain manageable.

Portfolio Breakdown
Franklin Oregon Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
General Obligation	24.1%
Hospital & Health Care	18.6%
Refunded	13.5%
Transportation	9.4%
Tax-Supported	8.4%
Utilities	8.2%
Subject to Government Appropriations	5.6%
Higher Education	5.1%
Other Revenue	4.3%
Housing	2.0%
Corporate-Backed	0.8%

*Does not include short-term investments and other
net assets.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “New Issue: Moody’s Assigns Aa1 Rating to $43 Million State of Oregon General
Obligation Alternate Energy Project Bonds,” 3/7/11.
5. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.
6. This does not indicate Moody’s rating of the Fund.

Annual Report | 75

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

76 | Annual Report

Performance Summary as of 2/28/11

Franklin Oregon Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRORX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.39	$11.48	$11.87
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5062
Class C (Symbol: FORIX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.38	$11.62	$12.00
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4381
Advisor Class (Symbol: FOFZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.39	$11.48	$11.87
Distributions (3/1/10–2/28/11)
Dividend Income	$0.5185

Annual Report | 77

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.94%	+	19.14%	+	55.77%
Average Annual Total Return[2]			-3.37%	+	2.67%	+	4.08%
Avg. Ann. Total Return (3/31/11)[3]			-3.89%	+	2.74%	+	3.95%
Distribution Rate[4]	4.25%
Taxable Equivalent Distribution Rate[5]	7.35%
30-Day Standardized Yield[6]	3.67%
Taxable Equivalent Yield[5]	6.34%
Total Annual Operating Expenses[7]	0.64%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.44%	+	15.97%	+	47.68%
Average Annual Total Return[2]			-0.53%	+	3.01%	+	3.98%
Avg. Ann. Total Return (3/31/11)[3]			-1.12%	+	3.06%	+	3.82%
Distribution Rate[4]	3.87%
Taxable Equivalent Distribution Rate[5]	6.69%
30-Day Standardized Yield[6]	3.29%
Taxable Equivalent Yield[5]	5.69%
Total Annual Operating Expenses[7]	1.19%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	1.04%	+	19.33%	+	56.01%
Average Annual Total Return[2]		+	1.04%	+	3.60%	+	4.55%
Avg. Ann. Total Return (3/31/11)[3]		+	0.52%	+	3.67%	+	4.42%
Distribution Rate[4]	4.54%
Taxable Equivalent Distribution Rate[5]	7.85%
30-Day Standardized Yield[6]	3.90%
Taxable Equivalent Yield[5]	6.74%
Total Annual Operating Expenses[7]	0.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

78 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

3/01	2/03	2/05	2/07	2/09	2/11
Franklin Oregon Tax-Free Income Fund			BC Municipal Bond Index [9]		CPI[9]

80 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Oregon personal income tax rate of 42.15%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +7.60% and +4.61%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 81

Your Fund’s Expenses

Franklin Oregon Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

82 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10– 2/28/11
Actual	$1,000	$960.00	$3.06
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
Class C
Actual	$1,000	$957.70	$5.73
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor Class
Actual	$1,000	$960.50	$2.58
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 83

Franklin Pennsylvania Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers
AA
the fiscal year ended February 28, 2011.

AAA

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.27 on February 28, 2010, to $9.83 on February 28, 2011. The Fund’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 172.

84 | Annual Report

Dividend Distributions*
Franklin Pennsylvania Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2010	3.72 cents	3.24 cents	3.23 cents	3.80 cents
April 2010	3.72 cents	3.24 cents	3.23 cents	3.80 cents
May 2010	3.72 cents	3.24 cents	3.23 cents	3.80 cents
June 2010	3.72 cents	3.29 cents	3.24 cents	3.80 cents
July 2010	3.72 cents	3.29 cents	3.24 cents	3.80 cents
August 2010	3.72 cents	3.29 cents	3.24 cents	3.80 cents
September 2010	3.72 cents	3.24 cents	3.23 cents	3.81 cents
October 2010	3.69 cents	3.21 cents	3.20 cents	3.78 cents
November 2010	3.64 cents	3.16 cents	3.15 cents	3.73 cents
December 2010	3.64 cents	3.13 cents	3.15 cents	3.72 cents
January 2011	3.64 cents	3.13 cents	3.15 cents	3.72 cents
February 2011	3.64 cents	3.13 cents	3.15 cents	3.72 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 44.55 cents per share for the same period.2 The Performance Summary beginning on page 88 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.31% based on an annualization of the current 3.69 cent per share dividend and the maximum offering price of $10.27 on February 28, 2011. An investor in the 2011 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.84% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions during the year under review were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, for most of the Fund’s fiscal year, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 85

Portfolio Breakdown
Franklin Pennsylvania Tax-Free Income Fund
2/28/11
% of Total
Long-Term Investments*
Higher Education	22.0%
General Obligation	21.6%
Hospital & Health Care	13.0%
Utilities	10.3%
Refunded	9.8%
Transportation	8.1%
Tax-Supported	6.0%
Housing	3.3%
Other Revenue	3.0%
Subject to Government Appropriations	2.1%
Corporate-Backed	0.8%

*Does not include short-term investments and other
net assets.

Commonwealth Update

Pennsylvania’s broad, diverse economy outperformed the national economy as it emerged from the Great Recession. Anchored by its large health care and higher education sectors, its wealth levels remained slightly above national averages. The commonwealth weathered the housing market crisis relatively well, with lower foreclosure rates and relatively more stable home prices than most states. New housing starts rebounded in 2010 and were projected to grow further in 2011. Continued improvement of the commonwealth’s economy resulted in declines for only two employment sectors, information and government. All other sectors showed gains, led by construction and mining and logging. The commonwealth’s unemployment rate was 8.0% in February 2011, compared with the 8.9% national rate.3

The commonwealth has a strong governance structure and a history of timely budget revisions when necessary. Due to continued general fund tax revenue declines, the commonwealth ended fiscal year 2010 with a general fund balance shortfall of $294 million.4 Although an improvement from fiscal year 2009, it demonstrated the fiscal stress the commonwealth faced, especially with its budget reserves exhausted. The enacted fiscal year 2011 budget, which reflected modest general fund tax revenue growth compared to the previous year, was balanced through spending cuts, federal stimulus funds, other nonrecurring measures and a projected $70 million from a proposed new tax on natural gas extraction.5 The new tax was not enacted, but given the size of the commonwealth’s fiscal year 2011 budget, closing the $70 million gap through other measures should be manageable. An improving economy contributed to better-than-forecast tax revenues as of November 2010. However, due to the effects of the recession, the commonwealth sought to establish safety net programs. In January 2011, the new governor requested the Budget Office to assess spending reduction options for the current fiscal year and directed the secretary of the budget to allocate $364.3 million of fiscal year 2011 appropriations into budgetary reserve.6

3. Source: Bureau of Labor Statistics.

4. Source: Governor’s Office of the Budget, “Comprehensive Annual Financial Report,” 6/30/10.

5. Source: Moody’s Investors Service, “New Issue: Moody’s Assigns Aa1 Rating to $1 Billion Pennsylvania General Obligation Bonds,” 11/8/10.

6. Source: Zogby, Charles B., Secretary, Office of the Budget, 1/28/11.

86 | Annual Report

Pennsylvania’s debt levels remained moderate and in line with national averages. The commonwealth’s net tax-supported debt was 2.4% of personal income and $938 per capita, compared with the 2.5% and $936 national medians.7 Independent credit rating agency Moody’s Investors Service assigned Pennsylvania’s general obligation bonds a rating of Aa1 with a negative outlook.8 The rating reflected the commonwealth’s moderate debt levels, the relative strength of its economy, and a governance structure that allows it to make swift budget revisions when needed. The negative outlook reflected the commonwealth’s negative fund balance and the challenges it would face in rebuilding reserves and reaching a long-term structural balance as it copes with the end of federal stimulus programs and an impending increase in pension contributions.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

8. This does not indicate Moody’s rating of the Fund.

Annual Report | 87

Performance Summary as of 2/28/11

Franklin Pennsylvania Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRPAX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.44	$9.83	$10.27
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4455
Class B (Symbol: FBPTX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.44	$9.86	$10.30
Distributions (3/1/10–2/28/11)
Dividend Income	$0.3884
Class C (Symbol: FRPTX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.44	$9.92	$10.36
Distributions (3/1/10–2/28/11)
Dividend Income	$0.3868
Advisor Class (Symbol: FPFZX)			Change	2/28/11	2/28/10
Net Asset Value (NAV)		-$	0.44	$9.83	$10.27
Distributions (3/1/10–2/28/11)
Dividend Income	$0.4554

88 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.02%	+	17.02%	+	52.38%
Average Annual Total Return[2]			-4.30%	+	2.31%	+	3.85%
Avg. Ann. Total Return (3/31/11)[3]			-4.93%	+	2.30%	+	3.69%
Distribution Rate[4]	4.31%
Taxable Equivalent Distribution Rate[5]	6.84%
30-Day Standardized Yield[6]	4.02%
Taxable Equivalent Yield[5]	6.38%
Total Annual Operating Expenses[7]	0.65%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.58%	+	13.79%	+	45.99%
Average Annual Total Return[2]			-4.40%	+	2.27%	+	3.86%
Avg. Ann. Total Return (3/31/11)[3]			-5.10%	+	2.28%	+	3.69%
Distribution Rate[4]	3.99%
Taxable Equivalent Distribution Rate[5]	6.33%
30-Day Standardized Yield[6]	3.67%
Taxable Equivalent Yield[5]	5.83%
Total Annual Operating Expenses[7]	1.20%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.58%	+	13.88%	+	44.17%
Average Annual Total Return[2]			-1.54%	+	2.63%	+	3.73%
Avg. Ann. Total Return (3/31/11)[3]			-2.26%	+	2.64%	+	3.57%
Distribution Rate[4]	3.94%
Taxable Equivalent Distribution Rate[5]	6.25%
30-Day Standardized Yield[6]	3.67%
Taxable Equivalent Yield[5]	5.83%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.08%	+	17.20%	+	52.61%
Average Annual Total Return[2]		+	0.08%	+	3.23%	+	4.32%
Avg. Ann. Total Return (3/31/11)[3]			-0.67%	+	3.23%	+	4.15%
Distribution Rate[4]	4.59%
Taxable Equivalent Distribution Rate[5]	7.29%
30-Day Standardized Yield[6]	4.31%
Taxable Equivalent Yield[5]	6.84%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 89

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	2/28/11
1-Year	-4.30%
5-Year	+2.31%
10-Year	+3.85%

Class A (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,589
$12,589
Franklin Pennsylvania Tax-Free Income Fund
BC Municipal Bond Index[3]
CPI[4]

Average Annual Total Return

Class B	2/28/11
1-Year	-4.40%
5-Year	+2.27%
10-Year	+3.86%

Class B (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
$15,960
$14,599
$12,589

3/01	2/03	2/05	2/07	2/09	2/11

Franklin Pennsylvania			BC Municipal Bond Index [9]		CPI[9]
Tax-Free Income Fund

90 | Annual Report

Performance Summary *(continued)*

Class C (3/1/01–2/28/11)

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$14,417
$12,589

Average Annual Total Return

Class C	2/28/11
1-Year	-1.54%
5-Year	+2.63%
10-Year	+3.73%

Advisor Class (3/1/01–2/28/11)[6]

$20,000
$15,000
$10,000
$5,000
3/01
2/03
2/05
2/07
2/09
2/11
$15,960
$15,261
$12,589

Average Annual Total Return

Advisor Class[6]	2/28/11
1-Year	+0.08%
5-Year	+3.23%
10-Year	+4.32%

Annual Report | 91

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.
Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for
Classes B, C and Advisor) per share on 2/28/11.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and
Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.
6. The 30-day standardized yield for the month ended 2/28/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.50% and +3.95%.
9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S.
Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

92 | Annual Report

Your Fund’s Expenses

Franklin Pennsylvania Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 93

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/10	Value 2/28/11	Period* 9/1/10– 2/28/11
Actual	$1,000	$950.50	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class B
Actual	$1,000	$946.90	$5.74
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Class C
Actual	$1,000	$947.30	$5.75
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$950.90	$2.61
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

94 | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Arizona Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.78	$10.18	$10.30	$11.16	$11.09
Income from investment operations[b]:
Net investment income[c]	0.47	0.48	0.47	0.47	0.48
Net realized and unrealized gains (losses)	(0.47)	0.60	(0.12)	(0.86)	0.06
Total from investment operations	—	1.08	0.35	(0.39)	0.54
Less distributions from net investment income	(0.48)	(0.48)	(0.47)	(0.47)	(0.47)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.30	$10.78	$10.18	$10.30	$11.16

Total return[f]	(0.09)%	10.84%	3.42%	(3.62)%	5.05%

Ratios to average net assets
Expenses	0.62%	0.63%	0.62%	0.63%	0.63%
Net investment income	4.40%	4.55%	4.61%	4.29%	4.32%

Supplemental data
Net assets, end of year (000’s)	$844,627	$982,080	$920,248	$914,411	$928,840
Portfolio turnover rate	13.61%	8.37%	21.01%	16.53%	6.56%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 95

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Arizona Tax-Free Income Fund
		Year Ended February 28,
Class B	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.85	$10.24	$10.36	$11.22	$11.15
Income from investment operations[b]:
Net investment income[c]	0.42	0.43	0.42	0.41	0.42
Net realized and unrealized gains (losses)	(0.48)	0.61	(0.13)	(0.86)	0.06
Total from investment operations	(0.06)	1.04	0.29	(0.45)	0.48
Less distributions from net investment income	(0.42)	(0.43)	(0.41)	(0.41)	(0.41)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.37	$10.85	$10.24	$10.36	$11.22

Total return[f]	(0.64)%	10.28%	2.84%	(4.12)%	4.45%

Ratios to average net assets
Expenses	1.17%	1.17%	1.17%	1.18%	1.17%
Net investment income	3.85%	4.01%	4.06%	3.74%	3.78%

Supplemental data
Net assets, end of year (000’s)	$4,645	$8,833	$14,276	$17,854	$21,061
Portfolio turnover rate	13.61%	8.37%	21.01%	16.53%	6.56%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Arizona Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.91	$10.29	$10.41	$11.27	$11.20
Income from investment operations[b]:
Net investment income[c]	0.42	0.43	0.42	0.41	0.42
Net realized and unrealized gains (losses)	(0.47)	0.62	(0.13)	(0.86)	0.06
Total from investment operations	(0.05)	1.05	0.29	(0.45)	0.48
Less distributions from net investment income	(0.42)	(0.43)	(0.41)	(0.41)	(0.41)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.44	$10.91	$10.29	$10.41	$11.27

Total return[f]	(0.56)%	10.32%	2.82%	(4.11)%	4.42%

Ratios to average net assets
Expenses	1.17%	1.18%	1.17%	1.18%	1.18%
Net investment income	3.85%	4.00%	4.06%	3.74%	3.77%

Supplemental data
Net assets, end of year (000’s)	$99,856	$109,679	$78,805	$64,441	$58,386
Portfolio turnover rate	13.61%	8.37%	21.01%	16.53%	6.56%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Arizona Tax-Free Income Fund
	Year Ended February 28,
Advisor Class	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.80	$10.18	$10.64
Income from investment operations[b]:
Net investment income[c]	0.49	0.50	0.33
Net realized and unrealized gains (losses)	(0.48)	0.62	(0.47)
Total from investment operations	0.01	1.12	(0.14)
Less distributions from net investment income	(0.49)	(0.50)	(0.32)
Redemption fees[d]	—	—	—[e]
Net asset value, end of year	$10.32	$10.80	$10.18

Total return[f]	0.02%	11.15%	(1.28)%

Ratios to average net assets[g]
Expenses	0.52%	0.53%	0.52%
Net investment income	4.50%	4.65%	4.71%

Supplemental data
Net assets, end of year (000’s)	$5,697	$4,530	$5
Portfolio turnover rate	13.61%	8.37%	21.01%

[a]For the period July 1, 2008 (effective date) to February 28, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.9%
Arizona 89.5%
Arizona Board of Regents Arizona State University System Revenue, Series C, 6.00%,
7/01/26	$2,500,000	$2,692,900
7/01/27	3,000,000	3,212,310
7/01/28	3,350,000	3,567,951
Arizona Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College,
5.125%, 1/01/30	2,250,000	2,091,263
Arizona Health Facilities Authority Hospital System Revenue,
John C. Lincoln Health Network, Pre-Refunded, 5.75%, 12/01/32	3,280,000	3,592,387
Phoenix Baptist Hospital, NATL Insured, ETM, 6.25%, 9/01/11	245,000	248,653
Arizona Health Facilities Authority Revenue, Banner Health,
Refunding, Series D, BHAC Insured, 5.50%, 1/01/38	15,000,000	15,024,151
Series A, 5.00%, 1/01/35	10,000,000	9,178,100
Series D, 5.50%, 1/01/38	17,500,000	16,996,875
Arizona School Facilities Board COP, 5.50%, 9/01/23	10,000,000	10,378,900
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	8,742,250
Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	5,858,806
Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,028,800
Series B, AGMC Insured, 5.00%, 10/01/29	5,580,000	5,583,794
Arizona State Lottery Revenue, Series A, AGMC Insured, 5.00%,
7/01/28	15,540,000	15,571,857
7/01/29	10,000,000	9,940,000
Arizona State Municipal Financing Program COP, Refunding, Series 14, AMBAC Insured,
5.00%, 8/01/33	1,000,000	1,003,200
Arizona State University COP,
Downtown Campus/Mercado Project, Series A, NATL Insured, 5.80%, 7/01/24	1,350,000	1,354,023
Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30	17,250,000	16,975,552
Arizona State University Revenues, NATL RE, FGIC Insured, 5.00%,
7/01/23	2,890,000	2,955,083
7/01/25	2,250,000	2,285,978
Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A,
NATL Insured, 5.00%, 7/01/28	7,000,000	6,740,300
Downtown Phoenix Hotel Corp. Revenue,
Senior Series A, FGIC Insured, 5.00%, 7/01/40	15,785,000	11,748,775
sub. bond, Series B, NATL RE, FGIC Insured, 5.00%, 7/01/36	18,995,000	15,993,030
sub. bond, Series B, NATL RE, FGIC Insured, 5.00%, 7/01/40	12,845,000	10,637,587
Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28	10,000,000	10,489,200
Gilbert Water Resource Municipal Property Corp. Water System Development Fee and Water
Revenue, sub. lien, NATL Insured, 5.00%, 10/01/29	25,000,000	24,849,500
Glendale IDA Hospital Revenue, John C. Lincoln Health, Refunding,
5.00%, 12/01/32	4,025,000	3,339,140
5.00%, 12/01/42	12,870,000	10,103,593
Series B, 5.00%, 12/01/37	3,000,000	2,410,050

Annual Report | 99

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Glendale IDAR, Midwestern University,
5.00%, 5/15/35	$5,000,000	$4,425,650
5.125%, 5/15/40	10,000,000	8,891,100
Refunding, 5.00%, 5/15/31	7,080,000	6,677,360
Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23	2,000,000	2,077,760
Glendale Western Loop 101 Public Facilities Corp. Excise Tax Revenue, third lien,
Series A, 6.25%, 7/01/38	10,000,000	10,293,100
Goodyear Community Facilities Utilities District No. 1 GO, AMBAC Insured, 5.00%, 7/15/32	7,945,000	7,771,004
Greater Arizona Development Authority Infrastructure Revenue, Series B, NATL Insured, 5.00%,
8/01/35	9,090,000	7,963,931
Marana Municipal Property Corp. Municipal Facilities Revenue,
Refunding, NATL Insured, 5.25%, 7/01/22	1,100,000	1,106,776
Series A, 5.00%, 7/01/28	3,000,000	3,008,910
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	13,613,824
Maricopa County IDA, MFHR,
Senior National Health Facilities II, Project A, AGMC Insured, ETM, 5.50%, 1/01/18	2,000,000	2,236,460
Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22	1,650,000	1,515,624
Maricopa County IDA Health Facility Revenue,
Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16	2,365,000	2,367,980
Catholic Healthcare West Project, Refunding, Series A, 5.375%, 7/01/23	7,000,000	7,096,180
Catholic Healthcare West Project, Refunding, Series A, 5.50%, 7/01/26	13,950,000	14,011,938
Catholic Healthcare West Project, Refunding, Series A, 6.00%, 7/01/39	4,860,000	4,852,953
Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/16	1,180,000	1,181,487
Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/21	9,600,000	9,601,536
Mayo Clinic, 5.00%, 11/15/36	25,750,000	24,325,510
Maricopa County IDA Hospital Facility Revenue,
Mayo Clinic Hospital, 5.25%, 11/15/37	16,000,000	15,661,280
Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37	5,000,000	4,894,150
Samaritan Health Services, Series A, NATL Insured, ETM, 7.00%, 12/01/16	1,890,000	2,243,581
Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding, Series A,
GNMA Secured, 5.00%, 8/20/35	1,725,000	1,654,482
Maricopa County PCC, PCR,
El Paso Electric Co. Project, Series A, 7.25%, 2/01/40	10,000,000	10,962,000
Public Service Co. Palo Verde Project, Series A, AMBAC Insured, 5.05%, 5/01/29	11,500,000	10,502,375
Southern California Edison Co., Refunding, Series A, 5.00%, 6/01/35	795,000	764,695
Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	14,182,921
Various, Public Service Co., Palo Verde, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,035,950
Maricopa County USD No. 89 Dysart GO, School Improvement, Project 06, Series B,
AGMC Insured, 5.00%, 7/01/27	5,015,000	5,162,591
McAllister Academic Village LLC Revenue, Arizona State University Hassayampa, Refunding,
5.25%, 7/01/33	5,000,000	4,896,650
5.00%, 7/01/38	5,000,000	4,601,950
Assured Guaranty, 5.25%, 7/01/33	2,525,000	2,505,128
Assured Guaranty, 5.00%, 7/01/38	3,825,000	3,571,250

100 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Arizona Tax-Free Income Fund		Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Mesa Utility System Revenue, NATL Insured, Pre-Refunded, 5.00%, 7/01/26		$10,000,000	$11,267,300
Navajo County PCC Revenue, Mandatory Put 6/01/16, Series E, 5.75%, 6/01/34		6,000,000	6,224,400
Navajo County School District GO, School Improvement, Project 2008, Assured Guaranty,
5.50%, 7/01/28		1,045,000	1,081,596
Nogales Municipal Development Authority Inc. GO, NATL Insured, 5.00%, 6/01/36		6,075,000	5,489,066
Northern Arizona University COP, Northern Arizona University Research Projects,
AMBAC Insured, 5.00%, 9/01/30		2,000,000	1,871,460
Northern Arizona University System Revenues, 5.00%, 6/01/38		5,000,000	4,602,450
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40		10,000,000	8,949,600
senior lien, Series A, 5.00%, 7/01/38		10,000,000	9,527,200
senior lien, Series B, NATL RE, FGIC Insured, 5.25%, 7/01/22		3,000,000	3,022,710
senior lien, Series B, NATL RE, FGIC Insured, 5.25%, 7/01/23		5,000,000	5,025,700
senior lien, Series B, NATL RE, FGIC Insured, 5.25%, 7/01/27		15,250,000	15,262,352
Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
Series B, NATL RE, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
7/01/27		3,945,000	3,746,093
7/01/28		2,000,000	1,848,100
7/01/29		2,000,000	1,832,080
7/01/36		5,000,000	4,205,000
7/01/37		7,000,000	5,918,220
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinated, Civic Plaza Expansion
Project, Series A, NATL RE, FGIC Insured, 5.00%,
7/01/35		5,550,000	5,265,341
7/01/41		5,000,000	4,674,600
Phoenix Civic Improvement Corp. Wastewater System Revenue,
junior lien, Refunding, AGMC Insured, 5.00%, 7/01/37		10,515,000	10,385,350
junior lien, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/20		9,710,000	9,793,700
junior lien, Refunding, NATL RE, FGIC Insured, 5.125%, 7/01/21		10,000,000	10,085,900
junior lien, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/24		7,050,000	7,083,346
junior lien, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/28		2,000,000	2,028,620
junior lien, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/29		3,405,000	3,446,371
senior lien, Refunding, 5.50%, 7/01/24		2,500,000	2,731,400
Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/26		3,250,000	3,281,363
Series A, 5.00%, 7/01/39		14,780,000	14,813,994
Phoenix GO, Various Purpose, Series B, 5.00%, 7/01/27		8,360,000	8,685,622
Phoenix HFC Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A,
NATL Insured, 6.90%, 1/01/23		960,000	961,027
Phoenix IDA Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured,
5.00	%,
9/15/21		4,300,000	4,333,927
9/15/28		4,000,000	3,872,880

Annual Report | 101

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Phoenix IDA Student Housing Revenue, Downtown Phoenix Student Housing LLC,
Series A, AMBAC Insured, 5.00%, 7/01/37	$18,200,000	$12,704,874
Series C, AMBAC Insured, 5.00%, 7/01/37	9,350,000	6,026,075
Pima County IDA Lease Revenue,
Metro Police Facility, Nevada Project, Series A, 5.375%, 7/01/39	2,000,000	1,914,420
Metro Police Facility, Nevada Project, Series A, 5.50%, 7/01/39	7,500,000	7,310,325
Pima County Arizona, 5.125%, 9/01/27	8,655,000	8,697,842
Pima County Arizona, 5.00%, 9/01/39	15,000,000	13,458,900
Pinal County Electric District No. 4 Electric System Revenue, 6.00%,
12/01/23	525,000	525,263
12/01/28	740,000	712,576
12/01/38	1,150,000	1,053,055
Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured Guaranty,
6.50%, 7/15/24	4,220,000	4,696,396
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Salt River Project, Series A, 5.00%, 1/01/37	14,000,000	14,016,800
Salt River Project, Series A, 5.00%, 1/01/39	5,000,000	4,977,300
Series A, 5.00%, 1/01/38	7,000,000	6,968,780
Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
12/01/32	10,000,000	8,683,600
12/01/37	10,000,000	8,422,600
San Luis Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, XLCA Insured,
5.00%, 7/01/38	8,650,000	7,495,917
Scottsdale GO, Refunding, 5.00%, 7/01/22	3,000,000	3,059,460
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A,
5.25%, 9/01/30	5,000,000	4,840,000
Scottsdale Municipal Property Corp. Excise Tax Revenue,
5.00%, 7/01/36	6,270,000	6,311,382
Water and Sewer Improvements Project, 5.00%, 7/01/33	10,660,000	10,890,469
Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured, 5.00%,
12/01/30	5,160,000	4,594,516
12/01/35	2,000,000	1,736,740
Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
7/01/28	4,275,000	3,864,942
7/01/34	11,510,000	9,742,294
Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
5.40%, 11/20/22	1,090,000	1,103,036
5.45%, 11/20/32	1,285,000	1,287,133
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	9,144,300
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A,
AMBAC Insured, 5.00%, 7/15/32	1,000,000	916,250
Tucson Water Revenue, System, Refunding, 5.00%,
7/01/28	1,230,000	1,269,655
7/01/29	1,765,000	1,813,273

102 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
University Medical Center Corp. Hospital Revenue,
5.00%, 7/01/35	$7,000,000	$6,029,730
6.50%, 7/01/39	4,750,000	4,928,600
University of Arizona COP, University of Arizona Projects, Series B, AMBAC Insured, 5.00%,
6/01/26	7,070,000	7,181,918
6/01/28	7,000,000	7,054,110
6/01/31	5,565,000	5,557,543
Yavapai County IDA Hospital Facility Revenue, Yavapai Regional Medical Center,
Series A, 6.00%, 8/01/33	2,000,000	1,966,020
Series B, 5.625%, 8/01/33	2,315,000	2,170,752
Series B, 5.625%, 8/01/37	12,435,000	11,541,297
		854,237,005
U.S. Territories 9.4%
Puerto Rico 9.4%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
Refunding, 5.50%, 5/15/39	5,000,000	3,979,500
Puerto Rico Commonwealth GO,
Public Improvement, Series A, 5.375%, 7/01/28	3,355,000	3,380,666
Series A, 5.25%, 7/01/37	10,000,000	8,750,500
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Hospital Revenue,
Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12	500,000	501,635
Hospital Auxilio Mutuo Obligation Group Project, Series A, NATL Insured, 6.25%,
7/01/24	2,790,000	2,799,625
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	8,190,000	7,678,780
Series I, Pre-Refunded, 5.375%, 7/01/34	40,000,000	45,277,200
Puerto Rico Public FICO Revenue, Commonwealth Appropriation, Series E, Pre-Refunded,
5.50%, 8/01/29	3,660,000	3,826,457
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.50%, 8/01/37	6,000,000	5,665,140
Series A, 5.50%, 8/01/42	1,000,000	933,620
Series C, 5.25%, 8/01/41	8,040,000	7,231,980
Total U.S. Territories		90,025,103
Total Municipal Bonds before Short Term Investments
(Cost $981,467,267)		944,262,108

Annual Report | 103

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (Cost $790,000) 0.1%
Municipal Bonds 0.1%
U.S. Territories 0.1%
Puerto Rico 0.1%
[a]Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
Put, 0.15%, 7/01/32	$790,000	$790,000
Total Investments (Cost $982,257,267) 99.0%		945,052,108
Other Assets, less Liabilities 1.0%		9,773,648
Net Assets 100.0%		$954,825,756

See Abbreviations on page 205.

[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Highlights

Franklin Colorado Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.65	$10.79	$11.14	$12.10	$12.03
Income from investment operations[b]:
Net investment income[c]	0.51	0.51	0.51	0.51	0.51
Net realized and unrealized gains (losses)	(0.56)	0.87	(0.35)	(0.97)	0.08
Total from investment operations	(0.05)	1.38	0.16	(0.46)	0.59
Less distributions from net investment income	(0.51)	(0.52)	(0.51)	(0.50)	(0.52)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.09	$11.65	$10.79	$11.14	$12.10

Total return[f]	(0.55)%	12.97%	1.43%	(3.94)%	5.04%

Ratios to average net assets
Expenses	0.65%	0.66%	0.66%	0.67%	0.68%
Net investment income	4.35%	4.49%	4.62%	4.27%	4.31%

Supplemental data
Net assets, end of year (000’s)	$530,056	$565,222	$465,136	$444,475	$426,482
Portfolio turnover rate	22.47%	9.78%	11.01%	22.57%	15.20%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Colorado Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.76	$10.88	$11.22	$12.19	$12.12
Income from investment operations[b]:
Net investment income[c]	0.44	0.45	0.46	0.44	0.45
Net realized and unrealized gains (losses)	(0.56)	0.88	(0.35)	(0.97)	0.07
Total from investment operations	(0.12)	1.33	0.11	(0.53)	0.52
Less distributions from net investment income	(0.44)	(0.45)	(0.45)	(0.44)	(0.45)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.20	$11.76	$10.88	$11.22	$12.19

Total return[f]	(1.11)%	12.43%	0.94%	(4.52)%	4.43%

Ratios to average net assets
Expenses	1.20%	1.21%	1.21%	1.22%	1.23%
Net investment income	3.80%	3.94%	4.07%	3.72%	3.76%

Supplemental data
Net assets, end of year (000’s)	$106,536	$118,648	$69,302	$56,146	$50,938
Portfolio turnover rate	22.47%	9.78%	11.01%	22.57%	15.20%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Colorado Tax-Free Income Fund
	Year Ended
	February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.65	$11.22
Income from investment operations[b]:
Net investment income[c]	0.52	0.33
Net realized and unrealized gains (losses)	(0.56)	0.43
Total from investment operations	(0.04)	0.76
Less distributions from net investment income	(0.52)	(0.33)
Net asset value, end of year	$11.09	$11.65

Total return[d]	(0.45)%	6.79%

Ratios to average net assets[e]
Expenses	0.55%	0.56%
Net investment income	4.45%	4.59%

Supplemental data
Net assets, end of year (000’s)	$13,304	$11,066
Portfolio turnover rate	22.47%	9.78%

[a]For the period July 15, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 107

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.6%
Colorado 88.1%
Adams County Revenue, Platte Valley Medical Center, Refunding, NATL Insured,
5.00%, 2/01/31	$10,000,000	$9,474,200
Adams State College Auxiliary Facilities Revenue, Improvement, Series A, 5.50%,
5/15/34	2,000,000	2,054,260
5/15/39	2,150,000	2,195,322
Arapahoe County Water and Wastewater GO, Refunding, Series A, NATL Insured, 5.125%,
12/01/32	15,000,000	14,437,500
Aurora COP, Refunding, Series A, 5.00%, 12/01/30	5,680,000	5,727,598
Aurora Hospital Revenue, Children’s Hospital Assn., 5.00%, 12/01/40	5,000,000	4,540,500
Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
8/01/36	5,880,000	5,858,773
8/01/39	10,000,000	9,917,100
Baca Grande Water and Sanitation District GO, Improvement, Refunding, Assured Guaranty,
5.00%, 12/01/40	2,500,000	2,285,950
Bell Mountain Ranch Metropolitan District GO, Refunding, AGMC Insured, 5.00%, 12/01/39	3,160,000	2,827,315
Boulder County Development Revenue, University Corp. of Atmospheric Research, NATL Insured,
5.00%, 9/01/33	1,500,000	1,439,370
Boulder Larimer and Weld Counties Vrain Valley School District RE-1J GO, 5.00%, 12/15/33	5,300,000	5,450,997
Boulder Valley School District No. RE-2 Boulder GO, 5.00%, 12/01/34	6,000,000	6,146,160
Bowles Metropolitan District GO, Refunding, AGMC Insured, 5.00%, 12/01/33	2,500,000	2,398,150
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty,
5.25%, 12/01/34	5,380,000	5,477,701
Broadlands Metropolitan District No. 2 GO, Refunding, NATL Insured, 5.25%, 12/01/34	8,655,000	8,810,098
Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured,
5.00%, 12/01/27	10,000,000	10,067,300
Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
12/01/31	7,500,000	7,523,025
Colorado Department of Transportation COP, NATL Insured, 5.00%, 6/15/34	6,915,000	6,830,153
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, 5.00%, 2/15/40	5,280,000	4,620,211
James Irwin Charter School, Refunding and Improvement, CIFG Insured, 5.00%, 8/01/37	6,060,000	5,592,713
Student Housing, Campus Village Apartments, Refunding, 5.50%, 6/01/38	9,000,000	8,456,220
Student Housing, University of Colorado Foundation Project, AMBAC Insured, Pre-Refunded,
5.00%, 7/01/27	6,545,000	6,915,316
Student Housing, University of Colorado Foundation Project, AMBAC Insured, Pre-Refunded,
5.00%, 7/01/32	10,005,000	10,571,083
Colorado Health Facilities Authority Revenue,
Evangelical Lutheran Project, 5.25%, 6/01/31	4,000,000	3,672,640
Evangelical Lutheran Project, Series A, 5.25%, 6/01/34	3,500,000	3,152,660
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
12/01/25	3,050,000	2,718,313
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
12/01/26	3,205,000	2,830,400
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
12/01/27	3,365,000	2,941,313
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
12/01/30	3,000,000	2,509,050
Portercare Adventist Health, Pre-Refunded, 6.625%, 11/15/26	2,500,000	2,633,225
Portercare Adventist Health, Pre-Refunded, 6.50%, 11/15/31	5,500,000	5,788,310

108 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado HFAR,
MF, Project II, Series A-2, 5.30%, 10/01/23	$1,645,000	$1,650,182
MF, Project II, Series A-2, 5.375%, 10/01/32	3,605,000	3,608,569
MFH Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28	235,000	235,000
MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32	475,000	475,247
Colorado School of Mines Enterprises Revenue, Refunding and Improvement, Series A,
5.25%, 12/01/37	2,000,000	2,009,940
Colorado Springs Hospital Revenue,
6.375%, 12/15/30	3,785,000	3,757,218
Refunding, 6.25%, 12/15/33	5,000,000	5,063,400
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project,
Assured Guaranty, 5.00%, 11/01/39	11,305,000	10,524,277
Colorado Springs Utilities Revenue,
Refunding, 4.00%, 11/15/27	1,960,000	1,841,146
Refunding, 4.00%, 11/15/29	5,285,000	4,820,396
Refunding, Series A, 5.00%, 11/15/27	1,000,000	1,048,080
Series D-1, 5.25%, 11/15/33	5,000,000	5,188,200
sub. lien, System Improvement, Series B, 5.00%, 11/15/33	3,000,000	3,002,790
Colorado State Board of Governors University Enterprise System Revenue, Series A,
5.00%, 3/01/34	2,250,000	2,258,820
5.00%, 3/01/39	7,200,000	7,114,464
NATL RE, FGIC Insured, 5.00%, 3/01/37	13,000,000	12,685,920
Colorado State COP, University of Colorado Denver Health Sciences Center Fitzsimons Academic
Facility Project, Series B, NATL Insured, 5.00%, 11/01/30	5,000,000	4,981,050
Colorado State Health Facilities Authority Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	4,478,350
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,695,075
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,104,480
Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 6.125%,
6/01/38	4,500,000	4,509,315
Hospital, NCMC Inc. Project, Series A, AGMC Insured, 5.50%, 5/15/30	7,900,000	8,066,532
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	4,689,350
Parkview Medical Center Inc. Project, Series A, 5.00%, 9/01/37	8,000,000	6,841,840
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A,
AGMC Insured, 5.20%, 3/01/31	10,000,000	9,926,300
Refunding, 6.00%, 10/01/35	5,500,000	5,328,125
Refunding, 5.00%, 1/01/40	12,500,000	11,245,125
Valley View Hospital Assn. Project, Refunding, 5.75%, 5/15/36	2,000,000	1,831,200
Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29	4,000,000	3,474,440
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP,
5.50%, 11/01/27	5,245,000	5,498,229
Pre-Refunded, 5.50%, 11/01/27	2,030,000	2,479,056
Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A,
6.15%, 9/01/11	35,000	35,153
6.30%, 9/01/14	25,000	25,098

Annual Report | 109

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Arapahoe County Water Improvement, Series E, NATL Insured, 5.00%, 12/01/35	$10,000,000	$9,015,100
East Cherry Creek Valley Water Sanitary District, NATL Insured, 5.00%, 11/15/30	1,590,000	1,582,002
Parker Water and Sanitary District, NATL Insured, 5.00%, 9/01/30	5,000,000	4,743,350
Commerce City COP, AMBAC Insured, 5.00%, 12/15/37	13,975,000	12,582,810
Denver City and County Airport Revenue,
Refunding, Series A, AMBAC Insured, 5.625%, 11/15/23	4,500,000	4,505,715
Series B, Pre-Refunded, 5.50%, 11/15/33	5,000,000	5,624,950
Series D, 7.75%, 11/15/13	455,000	496,628
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured,
5.00%, 12/01/30	14,500,000	11,793,575
Denver Health and Hospital Authority Healthcare Revenue,
5.50%, 12/01/30	1,500,000	1,373,085
5.625%, 12/01/40	4,000,000	3,623,840
Refunding, Series A, 5.25%, 12/01/31	9,250,000	7,998,752
Series A, Pre-Refunded, 6.00%, 12/01/23	1,000,000	1,041,040
Series A, Pre-Refunded, 6.00%, 12/01/31	5,400,000	5,621,616
Series A, Pre-Refunded, 6.25%, 12/01/33	3,250,000	3,855,248
Dove Valley Metropolitan District Arapahoe County GO, Refunding, AGMC Insured, 5.00%,
11/01/35	4,375,000	4,289,600
E-470 Public Highway Authority Revenue,
5.25%, 9/01/25	2,500,000	2,297,425
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33	3,000,000	544,740
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	1,534,260
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	2,358,407
El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
12/20/32	1,890,000	1,856,150
Erie Wastewater Enterprise Revenue, Series A, Assured Guaranty, 5.00%,
12/01/33	2,860,000	2,817,758
12/01/37	5,120,000	4,887,245
Erie Water Enterprise Revenue, Series A, AGMC Insured, 5.00%, 12/01/32	10,000,000	10,050,400
Fort Lewis College Board Trustees Enterprise Revenue, Series B-1, NATL RE, FGIC Insured,
5.00%, 10/01/37	12,830,000	11,651,436
Gunnison Watershed School District No. RE-1J GO, 5.25%, 12/01/33	1,240,000	1,303,463
Mesa State College Auxiliary Facilities Enterprise Revenue,
Pre-Refunded, 6.00%, 5/15/38	7,000,000	8,687,840
Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,463,948
Mesa State College College Enterprise Revenue, BHAC Insured, 5.125%, 5/15/37	5,765,000	5,300,917
Park Creek Metropolitan District Revenue, Senior Property Tax Support, Refunding and
Improvement, Assured Guaranty, 6.375%, 12/01/37	7,000,000	7,459,970
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and
Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	7,618,942
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	10,289,565
Rangeview Library District COP, Rangeview Library District Projects, Assured Guaranty,
5.00%, 12/15/30	4,115,000	4,023,688
Regional Transportation District COP, Series A, 5.375%, 6/01/31	13,000,000	13,120,510

110 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Regional Transportation District Sales Tax Revenue,
5.00%, 11/01/38	$10,000,000	$9,881,200
FasTracks Project, Series A, AMBAC Insured, 5.00%, 11/01/31	14,150,000	14,350,930
Thornton Development Authority Tax Increment Revenue, North Washington Street Urban
Renewal, NATL Insured, 5.00%, 12/01/29	6,100,000	6,203,578
Thornton Water Enterprise Revenue, NATL Insured, 5.00%, 12/01/29	7,010,000	7,189,806
Triview Metropolitan District GO, Refunding, 5.00%, 11/01/34	10,855,000	10,123,807
University of Colorado COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/33	3,570,000	3,889,444
University of Colorado Enterprise System Revenue,
Series A, 5.375%, 6/01/38	3,000,000	3,046,650
University of Colorado Regents, NATL Insured, 5.00%, 6/01/32	3,000,000	3,022,170
University of Colorado Hospital Authority Revenue,
Refunding, 6.00%, 11/15/29	5,000,000	5,108,150
Series A, 5.00%, 11/15/37	2,000,000	1,744,980
Series A, 5.25%, 11/15/39	3,000,000	2,696,370
Series A, Pre-Refunded, 5.60%, 11/15/25	1,900,000	1,969,388
University of Northern Colorado Revenue, Auxiliary Facilities Systems, Refunding and
Improvement, AMBAC Insured, 5.00%, 6/01/31	3,000,000	3,000,930
Western State College Revenues, 5.00%,
5/15/34	2,000,000	1,935,840
5/15/39	2,000,000	1,890,180
Westminster Building Authority COP, NATL Insured, Pre-Refunded, 5.25%, 12/01/22	5,000	5,181
		572,827,872
U.S. Territories 10.5%
Guam 0.8%
Guam Government Limited Obligation Revenue, Section 30, Series A,
5.375%, 12/01/24	2,000,000	1,960,820
5.75%, 12/01/34	3,565,000	3,479,012
		5,439,832
Puerto Rico 9.4%
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Refunding,
Series AA-2, 5.30%, 7/01/35	5,000,000	4,476,350
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series H, 5.45%, 7/01/35	1,470,000	1,337,039
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
Series B, 5.00%, 7/01/41	8,490,000	6,830,460
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	13,910,000	12,148,159
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
7/01/22	1,335,000	1,335,387
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	2,120,000	1,987,670
Series I, Pre-Refunded, 5.375%, 7/01/34	5,000,000	5,659,650
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.50%, 8/01/37	5,000,000	4,720,950
Series A, 5.50%, 8/01/42	3,000,000	2,800,860

Annual Report | 111

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub., (continued)
Series B, 6.375%, 8/01/39	$10,000,000	$10,324,100
Series C, 5.50%, 8/01/40	10,000,000	9,351,700
		60,972,325
U.S. Virgin Islands 0.3%
Virgin Islands PFAR, Matching Fund Loan, sub. lien, Series B, 5.25%, 10/01/29	1,800,000	1,780,974
Total U.S. Territories		68,193,131
Total Municipal Bonds before Short Term Investments
(Cost $660,456,682)		641,021,003
Short Term Investments 0.4%
Municipal Bonds 0.4%
Colorado 0.4%
[a]Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation
Bond Program,
Refunding, Series A-8, Daily VRDN and Put, 0.21%, 9/01/35	1,700,000	1,700,000
Series A-7, Daily VRDN and Put, 0.21%, 7/01/29	700,000	700,000
Total Short Term Investments (Cost $2,400,000)		2,400,000
Total Investments (Cost $662,856,682) 99.0%		643,421,003
Other Assets, less Liabilities 1.0%		6,474,738
Net Assets 100.0%		$649,895,741

See Abbreviations on page 205.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Highlights

Franklin Connecticut Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.88	$10.18	$10.39	$11.13	$11.10
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.46	0.45	0.46
Net realized and unrealized gains (losses)	(0.43)	0.69	(0.22)	(0.73)	0.04
Total from investment operations	0.02	1.15	0.24	(0.28)	0.50
Less distributions from net investment income	(0.45)	(0.45)	(0.45)	(0.46)	(0.47)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.45	$10.88	$10.18	$10.39	$11.13

Total return[f]	0.13%	11.50%	2.31%	(2.66)%	4.61%

Ratios to average net assets
Expenses	0.66%	0.68%	0.68%	0.69%	0.70%
Net investment income	4.12%	4.29%	4.39%	4.16%	4.21%

Supplemental data
Net assets, end of year (000’s)	$367,664	$405,070	$338,345	$315,908	$305,258
Portfolio turnover rate	15.40%	3.67%	9.72%	13.47%	11.18%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report |	The accompanying notes are an integral part of these financial statements. | 113

Franklin Tax-Free Trust

Financial Highlights (continued)

Franklin Connecticut Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.94	$10.24	$10.44	$11.19	$11.15
Income from investment operations[b]:
Net investment income[c]	0.39	0.40	0.40	0.40	0.41
Net realized and unrealized gains (losses)	(0.42)	0.69	(0.21)	(0.75)	0.04
Total from investment operations	(0.03)	1.09	0.19	(0.35)	0.45
Less distributions from net investment income	(0.39)	(0.39)	(0.39)	(0.40)	(0.41)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.52	$10.94	$10.24	$10.44	$11.19

Total return[f]	(0.34)%	10.83%	1.83%	(3.28)%	4.10%

Ratios to average net assets
Expenses	1.21%	1.23%	1.23%	1.24%	1.25%
Net investment income	3.57%	3.74%	3.84%	3.61%	3.66%

Supplemental data
Net assets, end of year (000’s)	$90,659	$94,058	$70,541	$55,126	$52,623
Portfolio turnover rate	15.40%	3.67%	9.72%	13.47%	11.18%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

114 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Connecticut Tax-Free Income Fund
	Year Ended
	February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.87	$10.45
Income from investment operations[b]:
Net investment income[c]	0.46	0.29
Net realized and unrealized gains (losses)	(0.42)	0.41
Total from investment operations	0.04	0.70
Less distributions from net investment income	(0.46)	(0.28)
Net asset value, end of year	$10.45	$10.87

Total return[d]	0.33%	6.78%

Ratios to average net assets[e]
Expenses	0.56%	0.58%
Net investment income	4.22%	4.39%

Supplemental data
Net assets, end of year (000’s)	$19,295	$11,030
Portfolio turnover rate	15.40%	3.67%

[a]For the period July 15, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.0%
Connecticut 74.4%
Connecticut State Airport Revenue, Bradley International Airport, Series A, NATL RE,
FGIC Insured, 5.125%, 10/01/26	$3,000,000	$2,995,080
Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
Church Homes Inc. Project, Refunding, 5.80%, 4/01/21	4,000,000	3,820,640
Connecticut Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%, 9/01/22	2,000,000	1,867,500
The Elim Park Baptist Home Inc. Project, 5.75%, 12/01/23	750,000	747,248
The Elim Park Baptist Home Inc. Project, Refunding, Series A, 5.375%, 12/01/18	1,075,000	1,075,312
Connecticut State Development Authority PCR,
Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28	5,500,000	5,464,305
United Illuminating Co. Project, Mandatory Put 2/01/12, 5.75%, 6/01/26	1,000,000	1,030,810
Connecticut State Development Authority Solid Waste Disposal Facilities Revenue,
PSEG Power LLC Project, Series A, 5.75%, 11/01/37	5,000,000	4,658,700
Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
Project, 6.15%, 4/01/35	1,000,000	991,260
Connecticut State GO,
Series A, 5.00%, 2/15/29	10,000,000	10,542,700
Series B, Pre-Refunded, 5.00%, 6/15/20	5,000,000	5,066,200
Series B, Pre-Refunded, 5.00%, 6/15/22	1,000,000	1,057,350
Series C, AGMC Insured, 5.00%, 6/01/26	5,000,000	5,258,300
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	17,665,302
Brunswick School, Series A, NATL Insured, 5.00%, 7/01/29	5,000,000	4,718,750
Canterbury School, Series B, Radian Insured, 5.00%, 7/01/36	1,000,000	877,600
Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29	1,215,000	1,215,838
Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31	1,000,000	984,880
Child Care Facilities Program, Series G, Assured Guaranty, 6.00%, 7/01/28	2,250,000	2,479,185
Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29	3,500,000	3,358,145
Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%,
7/01/25	2,965,000	2,928,293
Eastern Connecticut Health Network, Refunding, Series C, Radian Insured, 5.125%,
7/01/30	2,500,000	2,124,525
Fairfield University, Series M, 5.00%, 7/01/26	450,000	453,816
Fairfield University, Series M, 5.00%, 7/01/34	1,000,000	949,760
Fairfield University, Series N, 5.00%, 7/01/29	7,000,000	6,974,590
Hartford University, Series G, Radian Insured, 5.25%, 7/01/26	5,000,000	4,665,100
Horace Bushnell Memorial Hall, Series A, NATL Insured, 5.625%, 7/01/29	1,000,000	1,007,390
Hospital for Special Care, Series C, Radian Insured, 5.25%, 7/01/37	2,500,000	2,105,475
Loomis Chafee School, Series G, 5.00%, 7/01/30	3,000,000	3,008,910
Loomis Chafee School, Series G, 5.00%, 7/01/38	6,285,000	5,944,667
Lutheran General Health Care System, ETM, 7.375%, 7/01/19	350,000	423,560
Miss Porter’s School Issue, Series B, AMBAC Insured, 5.00%, 7/01/26	1,730,000	1,800,376
Miss Porter’s School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36	4,415,000	4,267,009
New Horizons Village Project, 7.30%, 11/01/16	2,580,000	2,591,378
New Money, Series O, 5.00%, 7/01/35	4,000,000	3,810,440
New Money, Series O, 5.00%, 7/01/40	5,000,000	4,658,250
Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34	1,675,000	1,676,407
Quinnipiac University, Series H, AMBAC Insured, 5.00%, 7/01/36	8,000,000	7,425,760
Quinnipiac University, Series J, NATL Insured, 5.00%, 7/01/37	15,000,000	13,883,550
Renbrook School, Series A, AMBAC Insured, 5.00%, 7/01/37	1,170,000	1,011,875

116 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health and Educational Facilities Authority Revenue, (continued)
Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28	$4,000,000	$3,652,800
Sacred Heart University, Series C, 6.50%, 7/01/16	170,000	170,585
Sacred Heart University, Series C, 6.625%, 7/01/26	785,000	787,622
Salisbury School, Series C, Assured Guaranty, 5.00%, 7/01/38	5,000,000	4,904,700
Series B, NATL Insured, 5.00%, 7/01/33	2,000,000	1,865,380
St. Mary’s Hospital, Refunding, Series E, 5.50%, 7/01/20	4,615,000	4,250,000
Stamford Hospital, Series I, 5.00%, 7/01/30	7,000,000	6,780,340
The William W. Backus Hospital, Series F, AGMC Insured, 5.00%, 7/01/28	1,500,000	1,516,410
The William W. Backus Hospital, Series F, AGMC Insured, 5.125%, 7/01/35	4,025,000	3,923,651
Trinity College, Refunding, Series J, NATL Insured, 4.50%, 7/01/37	2,000,000	1,749,480
Trinity College, Series G, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31	5,425,000	5,561,384
Trinity College, Series H, NATL Insured, 5.00%, 7/01/26	1,855,000	1,882,677
Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32	1,000,000	827,120
Wesleyan University, 5.00%, 7/01/39	10,000,000	9,894,700
Westminster School, Series E, XLCA Insured, 5.00%, 7/01/37	10,660,000	10,237,224
Yale University, Series A-2, 5.00%, 7/01/40	13,000,000	13,270,920
Yale University, Series Y-1, 5.00%, 7/01/35	15,000,000	15,202,650
Yale University, Series Z-1, 5.00%, 7/01/42	10,000,000	10,158,100
Yale-New Haven Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31	12,500,000	12,365,500
Connecticut State HFA Housing Mortgage Finance Program Revenue,
5.20%, 11/15/34	1,770,000	1,788,691
5.30%, 11/15/39	2,390,000	2,381,061
Sub Series C-1, 4.85%, 11/15/34	3,260,000	3,141,466
Sub Series C-1, 4.95%, 11/15/39	6,190,000	5,969,079
Sub Series D-2, 5.00%, 5/15/31	5,000,000	4,955,700
Connecticut State HFAR,
Housing Mortgage Finance Program, Series E, Sub Series E-4, 5.05%, 5/15/28	4,650,000	4,651,814
Housing Mortgage Finance Program, Series F, Sub Series F-2, 5.875%, 11/15/33	3,170,000	3,181,951
Housing Mortgage Finance Program, Series F, Sub Series F-2, 6.00%, 11/15/38	1,295,000	1,299,843
Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22	1,000,000	1,031,040
Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32	1,000,000	958,220
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	433,188
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,490,745
Connecticut State Higher Education Supplemental Loan Authority Revenue,
CHESLA Loan Program, Series A, 5.05%, 11/15/27	970,000	991,864
Family Education Loan Program, Series A, AMBAC Insured, 6.00%, 11/15/18	520,000	525,938
Family Education Loan Program, Series A, NATL Insured, 5.50%, 11/15/17	365,000	372,661
Connecticut State Revenue, Revolving Fund, Series A, 5.00%,
7/01/26	6,025,000	6,379,390
7/01/27	4,060,000	4,290,770
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
Series A, AGMC Insured, Pre-Refunded, 5.375%, 10/01/18	1,000,000	1,029,150
Series B, AMBAC Insured, 5.00%, 12/01/22	1,000,000	1,029,910
Series B, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/20	5,000,000	5,380,250

Annual Report | 117

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Greater New Haven Water Pollution Control Authority Regional Water Revenue,
Refunding, Series A, NATL Insured, 5.00%, 11/15/24	$3,315,000	$3,384,284
Refunding, Series A, NATL Insured, 5.00%, 8/15/35	1,000,000	952,540
Series A, AGMC Insured, 5.00%, 11/15/37	3,000,000	2,876,100
New Haven GO,
Series A, Assured Guaranty, 5.00%, 3/01/29	1,000,000	1,025,160
Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	26,449
Series C, NATL Insured, Pre-Refunded, 5.00%, 11/01/22	2,975,000	3,201,844
South Central Regional Water Authority Water System Revenue,
Eighteenth Series B, NATL Insured, 5.25%, 8/01/29	1,000,000	1,045,610
Eighteenth Series B, NATL Insured, 5.25%, 8/01/32	1,000,000	1,017,690
Eighteenth Series B-1, NATL Insured, 5.00%, 8/01/26	3,500,000	3,603,705
Refunding, Twenty-second Series, AGMC Insured, 5.00%, 8/01/38	5,000,000	4,819,200
Series A, NATL Insured, 5.00%, 8/01/33	5,000,000	5,005,400
University of Connecticut Revenue, Student Fee,
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 11/15/26	10,000,000	10,292,300
Series A, 5.00%, 5/15/23	10,000,000	10,232,400
		355,352,892
U.S. Territories 24.6%
Puerto Rico 24.2%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
Refunding, 5.50%, 5/15/39	4,000,000	3,183,600
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	1,000,000	929,540
Assured Guaranty, 5.00%, 7/01/28	2,000,000	1,934,580
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, AGMC Insured, 5.125%, 7/01/30	835,000	806,627
Refunding, Series B, 6.00%, 7/01/39	10,000,000	9,891,500
Series A, 5.00%, 7/01/29	1,000,000	949,290
Series A, 5.125%, 7/01/31	3,195,000	3,196,662
Series A, 5.00%, 7/01/33	465,000	404,048
Series A, 5.00%, 7/01/34	280,000	242,225
Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32	1,000,000	1,060,710
Series A, Pre-Refunded, 5.00%, 7/01/33	535,000	587,237
Series B, 5.00%, 7/01/35	1,895,000	1,619,543
Series B, Pre-Refunded, 5.00%, 7/01/35	3,105,000	3,623,007
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series A, 5.00%, 7/01/38	120,000	101,053
Series G, 5.00%, 7/01/33	400,000	349,776
Series G, Pre-Refunded, 5.00%, 7/01/33	600,000	659,316
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
5.00%, 7/01/46	6,790,000	5,362,810
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	5,000,000	4,459,900

118 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority Power Revenue,
Series II, Pre-Refunded, 5.25%, 7/01/31	$1,000,000	$1,073,270
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,147,920
Series TT, 5.00%, 7/01/32	18,500,000	16,742,500
Series WW, 5.50%, 7/01/38	6,700,000	6,102,896
Series XX, 5.25%, 7/01/40	1,000,000	873,340
Puerto Rico HFAR, Capital Fund Modernization, 5.125%, 12/01/27	4,250,000	4,251,020
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Educational Facilities Revenue, University Plaza Project, Series A,
NATL Insured, 5.00%, 7/01/33	1,000,000	876,790
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19	3,320,000	3,395,530
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	1,995,000	1,870,472
Series D, Pre-Refunded, 5.375%, 7/01/33	6,005,000	6,378,631
Series I, 5.00%, 7/01/36	1,000,000	847,590
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 6.00%, 8/01/42	22,000,000	22,041,800
Series C, 5.50%, 8/01/40	5,000,000	4,675,850
University of Puerto Rico Revenues, University System, Refunding,
Series P, 5.00%, 6/01/26	5,000,000	4,689,800
Series Q, 5.00%, 6/01/36	1,500,000	1,271,685
		115,600,518
U.S. Virgin Islands 0.4%
Virgin Islands PFAR, senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	941,330
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
7/01/21	1,000,000	1,000,490
		1,941,820
Total U.S. Territories		117,542,338
Total Municipal Bonds before Short Term Investments
(Cost $486,681,302)		472,895,230
Short Term Investments (Cost $500,000) 0.1%
Municipal Bonds 0.1%
Connecticut 0.1%
[a]Connecticut State Health and Educational Facilities Authority Revenue, Greater Hartford YMCA,
Series B, Daily VRDN and Put, 0.26%, 7/01/38	500,000	500,000
Total Investments (Cost $487,181,302) 99.1%		473,395,230
Other Assets, less Liabilities 0.9%		4,222,680
Net Assets 100.0%		$477,617,910

See Abbreviations on page 205.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 119

Franklin Tax-Free Trust
Financial Highlights

Franklin Michigan Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.97	$11.48	$11.71	$12.24	$12.27
Income from investment operations[b]:
Net investment income[c]	0.51	0.52	0.51	0.51	0.53
Net realized and unrealized gains (losses)	(0.43)	0.49	(0.23)	(0.51)	(0.01)
Total from investment operations	0.08	1.01	0.28	—	0.52
Less distributions from:
Net investment income	(0.51)	(0.52)	(0.51)	(0.52)	(0.53)
Net realized gains	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.53)	(0.52)	(0.51)	(0.53)	(0.55)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.52	$11.97	$11.48	$11.71	$12.24

Total return[f]	0.62%	8.92%	2.41%	(0.06)%	4.35%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.64%	0.64%
Net investment income	4.27%	4.40%	4.40%	4.25%	4.34%

Supplemental data
Net assets, end of year (000’s)	$1,204,877	$1,345,427	$1,318,955	$1,294,052	$1,260,755
Portfolio turnover rate	10.74%	5.47%	16.08%	13.00%	7.97%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

120 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Michigan Tax-Free Income Fund
		Year Ended February 28,
Class B	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.03	$11.54	$11.77	$12.30	$12.33
Income from investment operations[b]:
Net investment income[c]	0.44	0.46	0.45	0.45	0.46
Net realized and unrealized gains (losses)	(0.42)	0.48	(0.24)	(0.52)	(0.01)
Total from investment operations	0.02	0.94	0.21	(0.07)	0.45
Less distributions from:
Net investment income	(0.45)	(0.45)	(0.44)	(0.45)	(0.46)
Net realized gains	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.47)	(0.45)	(0.44)	(0.46)	(0.48)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.58	$12.03	$11.54	$11.77	$12.30

Total return[f]	0.06%	8.28%	1.84%	(0.61)%	3.77%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.19%	1.19%
Net investment income	3.72%	3.85%	3.85%	3.70%	3.79%

Supplemental data
Net assets, end of year (000’s)	$7,490	$17,892	$30,625	$39,466	$45,664
Portfolio turnover rate	10.74%	5.47%	16.08%	13.00%	7.97%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 121

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Michigan Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.11	$11.61	$11.83	$12.36	$12.39
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.45	0.45	0.47
Net realized and unrealized gains (losses)	(0.44)	0.49	(0.23)	(0.52)	(0.02)
Total from investment operations	0.01	0.95	0.22	(0.07)	0.45
Less distributions from:
Net investment income	(0.44)	(0.45)	(0.44)	(0.45)	(0.46)
Net realized gains	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.46)	(0.45)	(0.44)	(0.46)	(0.48)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.66	$12.11	$11.61	$11.83	$12.36

Total return[f]	0.04%	8.31%	1.91%	(0.61)%	3.74%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.19%	1.19%
Net investment income	3.72%	3.85%	3.85%	3.70%	3.79%

Supplemental data
Net assets, end of year (000’s)	$180,024	$195,638	$173,295	$131,079	$126,535
Portfolio turnover rate	10.74%	5.47%	16.08%	13.00%	7.97%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

122 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Michigan Tax-Free Income Fund
	Year Ended February 28,
Advisor Class	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.99	$11.49	$11.95
Income from investment operations[b]:
Net investment income[c]	0.52	0.53	0.35
Net realized and unrealized gains (losses)	(0.43)	0.50	(0.47)
Total from investment operations	0.09	1.03	(0.12)
Less distributions from:
Net investment income	(0.52)	(0.53)	(0.34)
Net realized gains	(0.02)	—	—
Total distributions	(0.54)	(0.53)	(0.34)
Net asset value, end of year	$11.54	$11.99	$11.49

Total return[d]	0.72%	9.11%	(0.92)%

Ratios to average net assets[e]
Expenses	0.53%	0.53%	0.53%
Net investment income	4.37%	4.50%	4.50%

Supplemental data
Net assets, end of year (000’s)	$7,567	$3,486	$769
Portfolio turnover rate	10.74%	5.47%	16.08%

[a]For the period July 1, 2008 (effective date) to February 28, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 123

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.1%
Michigan 89.8%
Adrian City School District GO, AGMC Insured, Pre-Refunded, 5.00%,
5/01/26	$1,960,000	$2,196,160
5/01/29	2,125,000	2,381,041
5/01/34	6,690,000	7,496,078
Allen Park Brownfield RDA, GO, Limited Redevelopment, Tax Increment, AMBAC Insured,
5.00%, 5/01/32	7,300,000	6,454,879
Allendale Public School District GO, School Building and Site,
FGIC Insured, Pre-Refunded, 5.125%, 5/01/27	6,450,000	6,799,525
FGIC Insured, Pre-Refunded, 5.125%, 5/01/32	5,490,000	5,787,503
Series A, AGMC Insured, 5.00%, 5/01/37	11,810,000	11,088,527
Avondale School District GO, School Building and Site, AGMC Insured, Pre-Refunded,
5.00%, 5/01/29	9,000,000	9,826,470
Battle Creek School District GO, School Building and Site, AGMC Insured, 5.00%,
5/01/31	4,000,000	4,069,720
5/01/34	10,165,000	10,185,635
Bay City School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/31	6,000,000	6,007,680
Brown City Community School District GO, Building and Site, FGIC Insured, Pre-Refunded,
5.00%, 5/01/31	3,200,000	3,297,728
Caledonia Community Schools GO, NATL Insured, 5.00%, 5/01/26	3,665,000	3,703,446
Carman-Ainsworth Community School District GO,
FGIC Insured, Pre-Refunded, 5.00%, 5/01/27	1,550,000	1,628,973
NATL RE, FGIC Insured, 5.00%, 5/01/27	1,400,000	1,406,020
Central Michigan University Revenue,
General, AMBAC Insured, 5.00%, 10/01/34	8,905,000	8,269,450
Series A, AMBAC Insured, 5.05%, 10/01/32	10,000,000	9,668,000
Detroit City School District GO, School Building and Site Improvement,
Series A, AGMC Insured, 6.00%, 5/01/29	10,000,000	10,264,100
Series A, AGMC Insured, Pre-Refunded, 5.125%, 5/01/31	38,330,000	40,384,105
Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23	2,650,000	2,884,366
Series B, FGIC Insured, 5.00%, 5/01/25	2,000,000	2,005,540
Detroit GO,
Distribution State Aid, 5.00%, 11/01/30	5,000,000	4,877,450
Distribution State Aid, 5.25%, 11/01/35	5,000,000	4,858,250
Series A, Assured Guaranty, 5.00%, 4/01/28	5,000,000	4,178,500
Detroit Public Improvements GO, Series A-1, NATL Insured, 5.00%, 4/01/20	10,610,000	9,331,495
Detroit Sewer Disposal System Revenue,
second lien, Series A, NATL Insured, 5.125%, 7/01/33	18,790,000	17,016,976
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/32	5,960,000	5,418,236
senior lien, Series B, AGMC Insured, 7.50%, 7/01/33	6,000,000	7,033,260
Detroit Water Supply System Revenue,
FGIC Insured, ETM, 6.25%, 7/01/12	475,000	495,387
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	20,000,000	18,266,000
second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33	20,000,000	20,532,000
second lien, Series B, NATL Insured, 5.00%, 7/01/34	8,875,000	8,004,096
second lien, Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/34	5,270,000	5,765,275
senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35	17,500,000	16,316,650
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	38,740,000	34,899,316
senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33	4,880,000	4,954,615

124 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Michigan (continued)
	Detroit Water Supply System Revenue, (continued)
	senior lien, Series A, NATL Insured, 5.00%, 7/01/27	$4,930,000	$4,875,474
	senior lien, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/30	11,400,000	10,700,154
	senior lien, Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33	4,745,000	4,820,778
	Detroit/Wayne County Stadium Authority Revenue, NATL RE, FGIC Insured, 5.25%,
	2/01/27	5,500,000	5,406,610
	Eastern Michigan University Revenues, Series A, FGIC Insured, Pre-Refunded, 5.00%,
	6/01/28	6,730,000	7,347,949
	6/01/33	14,700,000	16,049,754
	Eaton Rapids Public Schools GO, School Building and Site, AGMC Insured,
	5.00%, 5/01/26	2,700,000	2,760,750
	5.00%, 5/01/29	820,000	834,325
Pre	-Refunded, 5.00%, 5/01/29	1,930,000	2,159,342
	Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, NATL Insured, 5.75%,
	2/15/25	100,000	96,105
	Fennville Public Schools GO, School Building and Site,
	FGIC Insured, Pre-Refunded, 5.00%, 5/01/30	1,115,000	1,249,346
	FGIC Insured, Pre-Refunded, 5.00%, 5/01/34	3,250,000	3,641,593
	NATL RE, FGIC Insured, 5.00%, 5/01/30	2,085,000	2,121,425
	Ferris State University Revenue, NATL RE, FGIC Insured, 5.25%,
	10/01/26	1,500,000	1,500,825
	10/01/31	3,255,000	3,255,521
	Fowlerville Community School District GO, NATL RE, FGIC Insured, 5.00%,
	5/01/30	1,990,000	2,015,970
	5/01/34	8,145,000	8,111,280
	Fraser Public School District GO, School Building and Site, AGMC Insured, 5.00%,
	5/01/30	8,520,000	8,579,810
	Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30	4,000,000	3,906,760
	Grand Blanc Community Schools GO, School Building and Site, AGMC Insured, 5.00%,
	5/01/28	4,250,000	4,278,093
	Grand Rapids Building Authority Revenue, Series A, AMBAC Insured,
	5.00%, 10/01/28	3,590,000	3,621,269
Pre	-Refunded, 5.00%, 10/01/28	2,410,000	2,577,832
	Grand Rapids Sanitation Sewer System Revenue, NATL Insured, 5.00%, 1/01/30	4,900,000	4,971,981
	Grand Rapids Water Supply Revenue, Assured Guaranty, 5.10%, 1/01/39	3,000,000	3,013,230
	Grand Valley State University Revenue, General,
	5.75%, 12/01/34	1,500,000	1,535,145
	Refunding, Series A, AGMC Insured, 5.00%, 12/01/28	17,165,000	17,487,359
	Refunding, Series A, AGMC Insured, 5.00%, 12/01/33	8,570,000	8,477,530
	Hazel Park School District GO, AGMC Insured, 5.00%,
	5/01/27	9,000,000	9,073,170
	5/01/32	12,475,000	12,514,670
	HealthSource Saginaw Inc. Saginaw County GO, NATL Insured, 5.00%, 5/01/29	4,145,000	4,189,683
	Huron School District GO, AGMC Insured, Pre-Refunded,
	5.25%, 5/01/21	1,500,000	1,511,940
	5.375%, 5/01/26	2,500,000	2,520,400

Annual Report | 125

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Jackson Brownfield RDAR,
FGIC Insured, Pre-Refunded, 5.25%, 6/01/26	$2,820,000	$2,980,120
FGIC Insured, Pre-Refunded, 5.375%, 6/01/30	5,830,000	6,170,064
NATL RE, FGIC Insured, 5.125%, 6/01/22	2,290,000	2,328,083
NATL RE, FGIC Insured, 5.125%, 6/01/24	1,215,000	1,231,208
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital,
Refunding, Series C, Assured Guaranty, 5.00%, 6/01/26	10,000,000	10,132,300
Jackson Public Schools GO, School Building and Site, Refunding, AGMC Insured,
5.00%, 5/01/34	6,620,000	6,539,037
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14	3,295,000	3,401,725
Bronson Methodist Hospital, Refunding, Assured Guaranty, 5.25%, 5/15/36	10,000,000	9,250,400
Bronson Methodist Hospital, Refunding, Series B, AGMC Insured, 5.00%, 5/15/26	7,000,000	6,962,620
L’Anse Creuse Public Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/35	10,000,000	9,712,600
Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31	3,320,000	3,124,120
Lapeer Community Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/33	4,400,000	4,239,884
5/01/37	4,325,000	4,066,495
Lenawee County Hospital Finance Authority Hospital Revenue,
Lenawee Health Alliance, Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19	2,115,000	2,120,541
Promedical Healthcare, Refunding, Series B, 6.00%, 11/15/35	5,000,000	5,086,350
Marysville Public School District GO, School Building and Site, Refunding, AGMC Insured,
5.00%, 5/01/35	5,000,000	4,776,950
Michigan Municipal Bond Authority Revenue, Clean Water State Revolving Fund, 5.00%,
10/01/24	11,355,000	11,811,017
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.25%, 10/15/38	15,000,000	15,872,850
Facilities Program, Refunding, Series I, AGMC Insured, 5.00%, 10/15/24	5,000,000	5,012,700
Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33	4,450,000	4,143,084
Refunding, AMBAC Insured, 5.00%, 10/15/33	21,000,000	19,551,630
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/31	15,530,000	15,235,396
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/32	10,000,000	9,691,100
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/36	1,000,000	952,090
Refunding, Series IA, NATL RE, FGIC Insured, 5.00%, 10/15/36	5,000,000	4,604,750
Michigan State Comprehensive Transportation Revenue, Refunding, AGMC Insured, 5.00%,
5/15/26	4,740,000	4,819,916
5/15/31	8,000,000	8,021,200
Michigan State HDA Rental Housing Revenue,
Refunding, Series A, AMBAC Insured, 6.00%, 4/01/16	65,000	65,049
Series A, 5.25%, 10/01/46	10,155,000	9,360,270
Michigan State Hospital Finance Authority Revenue,
Hospital, Sparrow Obligated Group, Refunding, 5.00%, 11/15/31	10,000,000	8,902,800
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/31	8,500,000	7,567,380
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	6,165,000	5,326,005
Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26	6,000,000	6,012,900
Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26	1,750,000	1,753,763

126 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State Hospital Finance Authority Revenue, (continued)
Mercy Health Services, Series U, ETM, 5.75%, 8/15/26	$300,000	$300,993
Mercy Health Services, Series W, AGMC Insured, ETM, 5.25%, 8/15/27	8,605,000	8,629,438
Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24	7,065,000	6,827,192
Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32	1,000,000	878,800
Mid-Michigan Obligation Group, Refunding, Series A, AGMC Insured, 5.375%,
6/01/27	7,500,000	7,501,725
Mid-Michigan Obligation Group, Series A, 6.125%, 6/01/39	5,000,000	5,023,500
Oakwood Obligated Group, Refunding, Series A, AGMC Insured, 5.125%, 8/15/25	7,500,000	7,501,725
Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	12,465,000	10,768,638
St. John’s Health System, Refunding, Series A, AMBAC Insured, ETM, 5.125%,
5/15/17	14,500,000	14,543,355
St. John’s Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13	2,240,000	2,291,229
St. John’s Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14	9,545,000	10,365,679
Trinity Health Credit Group, Series A, 6.50%, 12/01/33	25,000,000	26,315,250
Michigan State Revenue, Grant Antic Bonds, AGMC Insured, 5.25%, 9/15/27	10,000,000	10,334,500
Michigan State Strategic Fund Limited Obligation Revenue,
Detroit Edison Co. Exempt Facilities Project, Mandatory Put 8/01/16, Refunding,
Series ET-2, 5.50%, 8/01/29	10,000,000	10,885,300
Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized Series AA,
NATL RE, FGIC Insured, 6.95%, 5/01/11	5,000,000	5,040,300
Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized Series BB,
AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,480,990
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32	12,350,000	11,959,740
Michigan State Trunk Line Revenue, Series A, AGMC Insured, Pre-Refunded, 5.25%,
11/01/30	19,680,000	20,313,499
Michigan State University Revenues, General, Refunding, Series C, 5.00%, 2/15/44	24,630,000	24,511,037
Michigan Technological University Revenue, General, Series A, NATL Insured,
5.00%, 10/01/34	3,675,000	3,595,179
Otsego Public Schools District GO, School Building and Site, AGMC Insured, Pre-Refunded,
5.00%, 5/01/34	9,835,000	11,020,019
Oxford Area Community School District GO, AGMC Insured, Pre-Refunded, 5.00%,
5/01/26	5,425,000	5,588,835
5/01/31	4,865,000	5,011,923
Pennfield School District GO, School Building and Site,
FGIC Insured, Pre-Refunded, 5.00%, 5/01/29	645,000	722,716
FGIC Insured, Pre-Refunded, 5.00%, 5/01/34	2,500,000	2,801,225
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/01/29	505,000	565,847
Pinckney Community Schools GO, Refunding, AGMC Insured, 5.00%, 5/01/26	2,955,000	2,990,105
Pontiac General Building Authority GO, FGIC Insured, Pre-Refunded, 5.375%,
6/01/23	1,620,000	1,714,495
6/01/27	2,635,000	2,788,700
Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22	1,600,000	1,617,136
River Rouge School District GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/22	6,575,000	6,731,419

Annual Report | 127

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Rockford Public Schools GO, School Building and Site, AGMC Insured, 5.00%, 5/01/33	$8,220,000	$8,111,085
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
Refunding, 8.25%, 9/01/39	10,000,000	11,342,200
Series M, NATL Insured, 5.25%, 11/15/31	12,750,000	11,275,207
Series M, NATL Insured, 5.25%, 11/15/35	17,600,000	14,831,520
Saginaw City School District GO, School Building and Site, AGMC Insured, 5.00%,
5/01/38	10,555,000	10,554,261
Saginaw Valley State University Revenue, General, Refunding, AGMC Insured, 5.00%,
7/01/28	7,050,000	7,267,563
South Redford School District GO, School Building and Site, NATL Insured, 5.00%,
5/01/30	3,500,000	3,544,310
Southfield Library Building Authority GO, Refunding, NATL Insured, 5.00%, 5/01/30	6,535,000	6,677,267
Southfield Public Schools GO, Refunding, NATL Insured, 4.75%, 5/01/29	9,040,000	8,963,431
Sparta Area Schools GO, School Building and Site, FGIC Insured, Pre-Refunded, 5.00%,
5/01/30	2,730,000	3,058,938
Sturgis Public School District GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/30	4,715,000	4,776,484
Taylor Brownfield RDA, GO, Tax Increment, Series A, NATL Insured, 5.00%,
5/01/29	2,900,000	2,577,897
5/01/34	3,945,000	3,294,746
Taylor Tax Increment Finance Authority Revenue, AGMC Insured, 5.00%, 5/01/21	2,595,000	2,602,214
Thornapple Kellogg School GO, School Building and Site,
AGMC Insured, Pre-Refunded, 5.00%, 5/01/23	965,000	1,036,574
AGMC Insured, Pre-Refunded, 5.00%, 5/01/28	6,250,000	6,713,563
Refunding, AGMC Insured, 5.00%, 5/01/23	3,035,000	3,260,106
Trenton Public Schools School District GO, School Building and Site, AGMC Insured, 5.00%,
5/01/31	4,575,000	4,615,809
5/01/38	8,150,000	7,913,731
Van Dyke Public Schools GO, School Building and Site, AGMC Insured, 5.00%, 5/01/34	5,000,000	4,768,850
Warren Consolidated School District GO, AGMC Insured, 4.875%, 5/01/22	8,910,000	9,049,976
Warren Water and Sewer Revenue, AGMC Insured, Pre-Refunded, 5.125%, 11/01/23	2,450,000	2,527,665
Wayne Charter County GO,
Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL Insured,
5.25%, 12/01/25	17,000,000	16,690,770
Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL Insured,
5.00%, 12/01/30	10,750,000	9,548,042
Building Improvement, Series A, 6.75%, 11/01/39	4,965,000	4,974,036
Capital Improvement, Series A, AGMC Insured, 5.00%, 2/01/34	7,640,000	7,476,504
Capital Improvement, Series A, AGMC Insured, 5.00%, 2/01/38	12,135,000	11,699,839
Wayne County Airport Authority Revenue, Detroit Metropolitan Airport, Refunding, NATL RE,
FGIC Insured, 5.00%,
12/01/27	9,910,000	9,294,787
12/01/28	10,170,000	9,409,996
Wayne State University Revenues, General,
AMBAC Insured, 5.00%, 11/15/30	2,925,000	2,953,665
Refunding, AGMC Insured, 5.00%, 11/15/28	23,550,000	24,061,506
Refunding, AGMC Insured, 5.00%, 11/15/35	22,435,000	21,752,527

128 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Michigan (continued)
	West Ottawa Public School District GO, School Building Site, Refunding, NATL Insured,
	5.00%, 5/01/32	$6,025,000	$5,901,307
	Western Michigan University Revenues, General, AGMC Insured, 5.00%,
	11/15/28	5,500,000	5,636,565
	11/15/32	6,410,000	6,455,767
	Western Townships Utilities Authority GO, Sewer Disposal System, NATL RE, FGIC Insured,
	4.75%, 1/01/23	8,500,000	8,586,955
	Whitmore Lake Public School District GO, NATL RE, FGIC Insured, 5.00%, 5/01/32	9,375,000	9,402,937
	Willow Run Community Schools GO, AGMC Insured, 5.00%, 5/01/31	12,550,000	12,561,797
	Wyoming Sewer Disposal System Revenue, Refunding, NATL Insured, 5.00%, 6/01/27	5,700,000	5,775,639
	Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, NATL RE, FGIC Insured,
	5.00%, 5/01/32	1,765,000	1,742,196
Pre	-Refunded, 5.00%, 5/01/32	4,300,000	4,529,405
	Zeeland Public Schools GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/25	3,350,000	3,425,476
			1,257,048,524
	U.S. Territories 8.3%
	Puerto Rico 8.3%
	Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
	Refunding, Series D, AGMC Insured, 5.00%, 7/01/32	11,945,000	11,213,847
	Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/32	8,055,000	8,544,019
	Puerto Rico Electric Power Authority Power Revenue, Series RR, FGIC Insured, Pre-Refunded,
	5.00%, 7/01/35	14,000,000	16,070,880
	Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
	Series A, 5.375%, 8/01/39	9,000,000	8,271,090
	Series A, 6.00%, 8/01/42	25,000,000	25,047,500
	Series B, 6.375%, 8/01/39	10,000,000	10,324,100
	Series C, 5.50%, 8/01/40	15,000,000	14,027,550
	Series C, 5.25%, 8/01/41	25,445,000	22,887,777
			116,386,763
	Total Municipal Bonds before Short Term Investments
	(Cost $1,388,186,501)		1,373,435,287
	Short Term Investments 0.8%
	Municipal Bonds 0.8%
	Michigan 0.5%
	[a]Eastern Michigan University Revenues, General, Refunding, Series A, Daily VRDN
	and Put, 0.24%, 3/01/49	3,500,000	3,500,000
	[a]Michigan Higher Education Facilities Authority Revenue, Limited Obligation, University of
	Detroit Mercy Project, Refunding, Daily VRDN and Put, 0.21%, 11/01/36	3,500,000	3,500,000
			7,000,000

Annual Report | 129

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
U.S. Territories 0.3%
Puerto Rico 0.3%
[a]Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN
and Put, 0.15%, 7/01/32	$3,640,000	$3,640,000
Total Short Term Investments (Cost $10,640,000)		10,640,000
Total Investments (Cost $1,398,826,501) 98.9%		1,384,075,287
Other Assets, less Liabilities 1.1%		15,883,810
Net Assets 100.0%		$1,399,959,097

See Abbreviations on page 205.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

130 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Minnesota Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.20	$11.80	$11.51	$12.16	$12.13
Income from investment operations[b]:
Net investment income[c]	0.46	0.48	0.48	0.50	0.50
Net realized and unrealized gains (losses)	(0.28)	0.40	0.30	(0.65)	0.03
Total from investment operations	0.18	0.88	0.78	(0.15)	0.53
Less distributions from net investment income	(0.46)	(0.48)	(0.49)	(0.50)	(0.50)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.92	$12.20	$11.80	$11.51	$12.16

Total return[f]	1.49%	7.54%	6.90%	(1.34)%	4.50%

Ratios to average net assets
Expenses	0.65%	0.65%	0.66%	0.67%	0.66%
Net investment income	3.80%	3.96%	4.17%	4.14%	4.15%

Supplemental data
Net assets, end of year (000’s)	$754,018	$768,806	$653,812	$545,977	$539,643
Portfolio turnover rate	14.56%	10.24%	21.67%	9.99%	14.24%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 131

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Minnesota Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.30	$11.89	$11.60	$12.24	$12.22
Income from investment operations[b]:
Net investment income[c]	0.40	0.41	0.42	0.43	0.44
Net realized and unrealized gains (losses)	(0.29)	0.41	0.29	(0.64)	0.01
Total from investment operations	0.11	0.82	0.71	(0.21)	0.45
Less distributions from net investment income	(0.39)	(0.41)	(0.42)	(0.43)	(0.43)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$12.02	$12.30	$11.89	$11.60	$12.24

Total return[f]	0.99%	6.97%	6.26%	(1.78)%	3.81%

Ratios to average net assets
Expenses	1.20%	1.20%	1.21%	1.22%	1.21%
Net investment income	3.25%	3.41%	3.62%	3.59%	3.60%

Supplemental data
Net assets, end of year (000’s)	$195,123	$170,676	$102,212	$70,318	$64,873
Portfolio turnover rate	14.56%	10.24%	21.67%	9.99%	14.24%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

132 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Minnesota Tax-Free Income Fund
	Year Ended
	February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.20	$11.91
Income from investment operations[b]:
Net investment income[c]	0.48	0.33
Net realized and unrealized gains (losses)	(0.29)	0.28
Total from investment operations	0.19	0.61
Less distributions from net investment income	(0.47)	(0.32)
Net asset value, end of year	$11.92	$12.20

Total return[d]	1.59%	5.14%

Ratios to average net assets[e]
Expenses	0.55%	0.55%
Net investment income	3.90%	4.06%

Supplemental data
Net assets, end of year (000’s)	$10,854	$4,451
Portfolio turnover rate	14.56%	10.24%

[a]For the period July 1, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 133

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.4%
Minnesota 95.8%
Anoka County Housing and RDA, GO, Housing Development, Refunding, AMBAC
Insured, 4.875%, 2/01/24	$2,195,000	$2,291,141
Anoka County Regional Railroad Authority GO, Limited Tax, Series A, XLCA Insured,
4.50%, 2/01/32	11,125,000	11,094,740
Anoka-Hennepin ISD No. 11 GO, School Building, Refunding, Series A, Assured Guaranty,
5.00%, 2/01/20	5,870,000	6,673,662
Bemidji GO, Sales Tax, Refunding, 5.25%, 2/01/38	12,055,000	12,604,226
Bloomington ISD No. 271 GO, School Building, Refunding, Series C, AGMC Insured,
4.50%, 2/01/23	2,500,000	2,600,375
Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured,
4.50%, 12/01/24	1,055,000	1,079,582
Brainerd ISD No. 181 GO, School Building, Refunding, Series A, 4.00%,
2/01/19	5,025,000	5,487,451
2/01/20	5,025,000	5,427,904
2/01/21	4,035,000	4,302,561
Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22	1,000,000	1,035,620
Byron ISD No. 531 GO, School Building, Series A, NATL RE, FGIC Insured, 5.00%, 2/01/24	2,015,000	2,109,342
Cambridge ISD No. 911 GO, Series A, NATL Insured, 4.25%, 2/01/24	1,235,000	1,251,401
Cass Lake ISD No. 115 GO, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 2/01/22	3,805,000	4,046,732
Centennial ISD No. 012 GO, Series A, AGMC Insured, 5.00%, 2/01/21	1,000,000	1,035,620
Chaska ISD No. 112 GO, School Building, Series A, NATL Insured, 4.50%, 2/01/28	15,000,000	15,256,500
Chisago County GO, Capital Improvement, Series A, NATL Insured, 4.75%, 2/01/26	2,415,000	2,487,353
Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities,
Series A, 5.125%, 1/01/35	2,625,000	2,649,518
Duluth ISD No. 709 COP, Full Term Certificates, Series B,
4.75%, 2/01/25	8,445,000	8,685,851
AGMC Insured, 5.00%, 2/01/28	18,890,000	19,614,054
Eagan GO, Recreational Facilities, Series A, NATL Insured, 5.00%, 2/01/21	3,075,000	3,184,531
Elk River ISD No. 728 GO, School Building, Refunding, Series A, AGMC Insured, 4.25%,
2/01/23	5,000,000	5,131,300
2/01/24	6,265,000	6,379,587
Ely Housing and RDAR, Housing Development, Series A, XLCA Insured, 4.50%, 11/01/41	2,530,000	2,558,867
Farmington ISD No. 192 GO, School Building,
Refunding, Series A, AGMC Insured, 4.50%, 2/01/24	5,015,000	5,170,766
Series B, AGMC Insured, 5.00%, 2/01/23	3,000,000	3,170,940
Series B, AGMC Insured, 4.75%, 2/01/27	16,075,000	16,506,131
Fergus Falls ISD No. 544 GO, School Building, Series A, AGMC Insured, 5.00%, 1/01/25	1,655,000	1,770,287
Fridley ISD No. 014 GO, Alternative Facilities, Series A, AGMC Insured, 4.375%, 2/01/27	2,040,000	2,051,016
Hastings ISD No. 200 GO, Refunding, Series A, AGMC Insured, 4.50%, 2/01/22	2,700,000	2,782,863
Hennepin County Regional Railroad Authority GO, Limited Tax, Refunding, Series A, 4.00%,
12/01/27	2,475,000	2,459,927
12/01/28	2,590,000	2,528,695
12/01/30	2,535,000	2,421,356

134 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Hennepin County Sales Tax Revenue,
first lien, Ballpark Project, Series A, 4.75%, 12/15/37	$25,000,000	$24,811,000
second lien, Ballpark Project, Series B, 5.00%, 12/15/17	1,740,000	1,977,232
second lien, Ballpark Project, Series B, 5.00%, 12/15/21	5,000,000	5,446,000
Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., AGMC Insured, Pre-Refunded,
5.00%, 11/01/25	8,000,000	8,891,840
Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22	3,880,000	4,022,590
Lake Superior ISD No. 381 GO, Series A, AGMC Insured, 5.00%, 4/01/23	4,195,000	4,483,490
Lakeville ISD No. 194 GO,
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/16	5,405,000	6,143,539
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/17	5,750,000	6,542,005
School Building, Refunding, Series D, 4.25%, 2/01/24	7,000,000	7,221,690
Series A, FGIC Insured, 5.00%, 2/01/23	10,180,000	10,824,801
Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series B, 4.50%,
12/01/26	5,000,000	5,122,000
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s
Hospitals and Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	990,430
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, senior bond,
Refunding, Series A,
5.00%, 1/01/35	13,795,000	13,642,565
AMBAC Insured, 5.00%, 1/01/20	5,400,000	5,793,984
BHAC Insured, 5.00%, 1/01/23	14,800,000	15,491,308
BHAC Insured, 5.00%, 1/01/26	10,000,000	10,232,600
Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities, Carondelet, Series B,
BIG Insured, Pre-Refunded, 8.875%, 11/01/15	425,000	448,843
Minneapolis GO, Various Purpose,
Pre-Refunded, 5.125%, 12/01/28	3,000,000	3,107,070
Refunding, 4.00%, 12/01/25	4,500,000	4,548,150
Minneapolis Health Care System Revenue, Fairview Health Services,
Series B, Assured Guaranty, 6.50%, 11/15/38	35,000,000	36,967,000
Series D, AMBAC Insured, 5.00%, 11/15/34	12,645,000	11,351,543
Minneapolis Special School District No. 001 COP,
Refunding, Series A, NATL Insured, 4.50%, 2/01/21	2,715,000	2,825,338
Series A, AGMC Insured, 5.00%, 2/01/21	1,950,000	1,995,728
Minnesota Agricultural and Economic Development Board Revenue,
Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%,
12/01/22	4,575,000	4,585,339
Health Care Facilities, Essentia, Series C-1, Assured Guaranty, 5.00%, 2/15/30	14,600,000	14,528,898
Health Care System, Refunding, Series A, NATL Insured, 5.75%, 11/15/26	365,000	365,091
Series E, Assured Guaranty, 5.00%, 2/15/37	20,600,000	19,319,916
Minnesota Public Facilities Authority Clean Water Revenue, Series A, Pre-Refunded, 5.00%,
3/01/24	6,900,000	8,076,657
Minnesota Public Facilities Authority Revolving Fund Revenue, Series C, 5.00%, 3/01/26	16,530,000	18,148,122
Minnesota Public Facilities Authority State Revenue, Refunding, Series A, 5.00%, 3/01/24	22,010,000	25,558,452

Annual Report | 135

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State 911 Revenue, Public Safety Radio Communication System, Assured Guaranty,
4.50%, 6/01/22	$3,000,000	$3,228,690
4.50%, 6/01/23	1,000,000	1,062,930
4.50%, 6/01/24	3,745,000	3,934,272
5.00%, 6/01/24	5,000,000	5,416,100
Minnesota State Colleges and University Revenue, Fund, Series A,
4.50%, 10/01/26	5,770,000	5,798,388
[a]5.00%, 10/01/28	2,135,000	2,222,172
4.625%, 10/01/29	6,615,000	6,631,008
NATL Insured, 5.00%, 10/01/22	1,745,000	1,843,435
NATL Insured, 5.00%, 10/01/23	1,825,000	1,911,487
NATL Insured, 5.00%, 10/01/24	1,900,000	1,983,543
NATL Insured, 5.00%, 10/01/25	1,155,000	1,188,229
NATL Insured, 5.00%, 10/01/26	1,715,000	1,758,612
NATL Insured, 5.00%, 10/01/32	5,540,000	5,575,788
Minnesota State GO,
Highway and Various Purpose, 5.00%, 8/01/23	3,000,000	3,272,520
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/22	1,000,000	1,103,560
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/25	10,000,000	10,747,400
NATL Insured, 5.00%, 6/01/26	10,000,000	10,618,900
Various Purpose, Refunding, Series H, 5.00%, 11/01/27	2,500,000	2,711,825
Various Purposes, Series A, 4.25%, 12/01/27	5,000,000	5,069,100
Various Purposes, Series A, 4.50%, 12/01/28	15,540,000	15,957,560
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	3,675,000	3,339,583
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,270,168
Rental Housing, Refunding, Series D, NATL Insured, 5.90%, 8/01/15	690,000	690,449
Rental Housing, Refunding, Series D, NATL Insured, 5.95%, 2/01/18	200,000	200,054
Rental Housing, Refunding, Series D, NATL Insured, 6.00%, 2/01/22	220,000	220,121
Residential Housing Finance, Series E, 4.90%, 7/01/29	11,680,000	11,457,613
Residential Housing Finance, Series E, 5.10%, 1/01/40	11,145,000	10,752,919
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series D, 5.00%, 3/01/40	4,000,000	4,013,040
Macalester College, Series 7-I, 5.00%, 6/01/35	5,000,000	5,025,350
St. John’s University, Series 5-I, NATL Insured, Pre-Refunded, 5.25%, 10/01/21	1,750,000	1,797,688
St. John’s University, Series 5-I, NATL Insured, Pre-Refunded, 5.25%, 10/01/26	1,500,000	1,540,875
St. Olaf College, Series 7-F, 4.25%, 10/01/22	1,475,000	1,531,920
St. Olaf College, Series 7-F, 3.50%, 10/01/24	1,570,000	1,464,025
St. Olaf College, Series 7-F, 4.50%, 10/01/30	3,500,000	3,446,135
University of St. Thomas, Series 6-X, 5.00%, 4/01/29	2,250,000	2,300,760
University of St. Thomas, Series 6-X, 5.25%, 4/01/39	10,000,000	10,113,600
University of St. Thomas, Series 7-A, 5.00%, 10/01/29	5,420,000	5,583,684
University of St. Thomas, Series 7-A, 5.00%, 10/01/39	4,485,000	4,464,548
Minnesota State Municipal Power Agency Electric Revenue, Series A, 5.25%, 10/01/35	12,000,000	11,836,440

136 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State Public Facilities Authority Clean Water Revenue, Series B, 4.75%,
3/01/27	$5,000,000	$5,208,950
Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
5.90%, 10/20/19	1,750,000	1,753,553
5.95%, 10/20/29	5,955,000	5,978,999
Moorhead ISD No. 152 GO, School Building, Refunding, 4.25%, 4/01/22	3,000,000	3,084,480
Mounds View ISD No. 621 GO,
Alternate Facility, Refunding, Series A, 5.00%, 2/01/21	1,510,000	1,762,563
Alternate Facility, Refunding, Series A, 5.00%, 2/01/22	1,600,000	1,837,760
School Building, Refunding, Series A, 4.00%, 2/01/20	1,000,000	1,070,670
New Brighton GO, Tax Increment, Series A, NATL Insured, 5.00%, 2/01/32	5,110,000	5,190,738
North Branch Water System Revenue,
AGMC Insured, 4.75%, 8/01/27	1,500,000	1,547,595
Series A, AGMC Insured, 5.00%, 8/01/33	1,325,000	1,333,056
Northern Municipal Power Agency Electric System Revenue,
Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21	1,505,000	1,602,389
Series A, AMBAC Insured, 5.00%, 1/01/26	2,000,000	2,033,400
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	3,804,271
Norwood Young America EDA Revenue, Housing Harbor at Peace Village Project, Series B,
XLCA Insured, 4.625%, 8/01/40	1,125,000	1,097,573
Osseo ISD No. 279 GO, Series A, AGMC Insured, 5.00%, 2/01/20	3,000,000	3,106,860
Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA Secured, 5.00%,
10/20/38	4,280,000	4,118,558
Pipestone-Jasper ISD No. 2689 GO, Refunding, Series A, AGMC Insured, 5.00%, 3/01/20	1,595,000	1,695,118
Plymouth Health Facilities Revenue, Westhealth Project, Series A, AGMC Insured,
6.25%, 6/01/16	1,600,000	1,605,872
6.125%, 6/01/24	1,815,000	1,821,008
Prior Lake ISD No. 719 GO, Series C, NATL Insured, 5.00%,
2/01/21	2,000,000	2,107,160
2/01/23	6,025,000	6,347,819
Robbinsdale ISD No. 281 GO,
Refunding, Series A, NATL Insured, 4.50%, 2/01/22	3,000,000	3,088,530
School Building, Refunding, Series A, 4.00%, 2/01/22	2,020,000	2,175,237
Rochester Health Care Facilities Revenue, Mayo Clinic,
Series D, 5.00%, 11/15/38	10,000,000	10,057,900
Series E, 5.00%, 11/15/38	20,000,000	20,115,800
Rush City ISD No. 139 GO, School Building, NATL Insured,
5.00%, 2/01/21	1,680,000	1,772,450
5.125%, 2/01/26	4,245,000	4,479,876
Sauk Rapids ISD No. 047 GO, School Building, Refunding, Series A, AGMC Insured,
5.00%, 2/01/22	2,200,000	2,342,538
4.50%, 2/01/25	2,175,000	2,218,130
Scott County GO, Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/27	5,590,000	5,958,101
South Washington County ISD No. 833 GO, Series B, AGMC Insured, 5.00%, 2/01/23	4,000,000	4,142,480

Annual Report | 137

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	$5,875,000	$4,409,364
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	9,971,446
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	2,376,720
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,000,000	2,456,850
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	3,048,606
Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18	15,935,000	12,565,385
Refunding, Series A, 5.00%, 1/01/21	1,000,000	1,090,440
Refunding, Series A, 5.00%, 1/01/22	2,060,000	2,218,682
Refunding, Series A, 5.50%, 1/01/24	1,000,000	1,090,780
Refunding, Series A, 5.25%, 1/01/30	2,000,000	2,068,560
Series A, NATL Insured, Pre-Refunded, 5.75%, 1/01/18	1,000,000	1,068,400
Spring Lake Park ISD No. 16 GO, School Building, Series A, AGMC Insured, 5.00%,
2/01/29	4,025,000	4,177,266
St. Cloud Health Care Revenue, CentraCare Health System Project,
Assured Guaranty, 5.375%, 5/01/31	1,000,000	1,028,180
Assured Guaranty, 5.50%, 5/01/39	27,200,000	27,393,392
Series A, 5.125%, 5/01/30	19,000,000	18,423,730
St. Michael ISD No. 885 GO,
AGMC Insured, 5.00%, 2/01/23	3,300,000	3,417,546
School Building, Refunding, AGMC Insured, 5.00%, 2/01/24	2,735,000	2,859,142
School Building, Series A, AGMC Insured, 4.75%, 2/01/29	5,000,000	5,060,950
St. Paul Housing and RDA Health Care Revenue, Allina Health System,
Refunding, Series A-1, 5.25%, 11/15/29	5,000,000	5,013,450
Series A, NATL Insured, 5.00%, 11/15/22	5,000,000	5,148,750
St. Paul ISD No. 625 GO, School Building, Series A, AGMC Insured, 5.00%,
2/01/24	1,615,000	1,714,936
2/01/25	1,675,000	1,765,048
2/01/26	1,745,000	1,829,441
St. Paul Sales Tax Revenue, sub. bond, Series A, XLCA Insured, 5.00%, 11/01/30	7,360,000	7,405,043
University of Minnesota Revenue, Series A,
5.25%, 4/01/29	1,000,000	1,074,100
5.125%, 4/01/34	1,000,000	1,038,470
Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%,
2/01/22	1,140,000	1,212,424
2/01/28	2,400,000	2,550,144
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	5,340,000	5,588,043
Watertown ISD No. 111 GO, Series A, AGMC Insured, 5.00%, 2/01/24	2,725,000	2,865,610
West St. Paul ISD No. 197 GO, School Building, Series B, 5.00%,
2/01/21	3,340,000	3,543,974
2/01/22	3,500,000	3,688,650
Western Minnesota Municipal Power Agency Revenue,
NATL Insured, 5.00%, 1/01/26	8,565,000	8,640,286
Series A, AGMC Insured, 5.00%, 1/01/36	6,000,000	5,907,300
Series A, NATL Insured, 5.00%, 1/01/30	7,200,000	7,215,696

138 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Willmar GO, Rice Memorial Hospital Project, AGMC Insured, 5.00%,
2/01/22	$2,550,000	$2,636,292
2/01/25	3,000,000	3,070,680
2/01/32	5,415,000	5,426,480
		919,917,301
U.S. Territories 3.6%
Puerto Rico 3.4%
Puerto Rico Commonwealth GO, Public Improvement,
AGMC Insured, Pre-Refunded, 5.125%, 7/01/30	580,000	589,257
Refunding, AGMC Insured, 5.00%, 7/01/23	955,000	955,640
Refunding, AGMC Insured, 5.125%, 7/01/30	420,000	405,728
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
AGMC Insured, 6.25%, 7/01/21	10,000,000	11,423,200
Puerto Rico Electric Power Authority Power Revenue, Refunding,
Series SS, NATL Insured, 5.00%, 7/01/25	5,000,000	4,850,350
Series VV, NATL RE, FGIC Insured, 5.25%, 7/01/30	5,000,000	4,771,850
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured,
5.75%, 8/01/12	5,000,000	5,042,400
5.00%, 8/01/30	1,000,000	944,110
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series F,
XLCA Insured, 5.25%, 7/01/25	2,500,000	2,428,750
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
AMBAC Insured, ETM, 5.50%,
8/01/27	375,000	427,095
8/01/27	625,000	719,825
		32,558,205
U.S. Virgin Islands 0.2%
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, AGMC Insured, 5.25%,
10/01/20	1,160,000	1,208,244
10/01/21	1,000,000	1,037,200
		2,245,444
Total U.S. Territories		34,803,649
Total Municipal Bonds before Short Term Investments
(Cost $940,574,394)		954,720,950

Annual Report | 139

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (Cost $1,600,000) 0.2%
Municipal Bonds 0.2%
Minnesota 0.2%
[b]Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Allina Health System,
Refunding, Series B-2, Daily VRDN and Put, 0.19%, 11/15/35	$1,600,000	$1,600,000
Total Investments (Cost $942,174,394) 99.6%		956,320,950
Other Assets, less Liabilities 0.4%		3,674,444
Net Assets 100.0%		$959,995,394

See Abbreviations on page 205.

aSecurity purchased on a delayed delivery basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

140 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Ohio Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.50	$12.08	$11.91	$12.64	$12.60
Income from investment operations[b]:
Net investment income[c]	0.51	0.51	0.51	0.51	0.52
Net realized and unrealized gains (losses)	(0.51)	0.42	0.17	(0.73)	0.04
Total from investment operations	—	0.93	0.68	(0.22)	0.56
Less distributions from:
Net investment income	(0.51)	(0.51)	(0.51)	(0.51)	(0.52)
Net realized gains	—	—	—	(—)[d]	(—)[d]
Total distributions	(0.51)	(0.51)	(0.51)	(0.51)	(0.52)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.99	$12.50	$12.08	$11.91	$12.64

Total return[f]	(0.06)%	7.82%	5.83%	(1.82)%	4.61%

Ratios to average net assets
Expenses	0.63%	0.64%	0.64%	0.65%	0.65%
Net investment income	4.08%	4.10%	4.26%	4.11%	4.17%

Supplemental data
Net assets, end of year (000’s)	$1,227,868	$1,314,090	$1,144,463	$1,010,704	$980,493
Portfolio turnover rate	18.67%	4.17%	11.12%	16.47%	10.55%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 141

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Ohio Tax-Free Income Fund
		Year Ended February 28,
Class B	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.55	$12.13	$11.96	$12.69	$12.64
Income from investment operations[b]:
Net investment income[c]	0.44	0.44	0.45	0.44	0.45
Net realized and unrealized gains (losses)	(0.51)	0.42	0.16	(0.73)	0.06
Total from investment operations	(0.07)	0.86	0.61	(0.29)	0.51
Less distributions from:
Net investment income	(0.44)	(0.44)	(0.44)	(0.44)	(0.46)
Net realized gains	—	—	—	(—)[d]	(—)[d]
Total distributions	(0.44)	(0.44)	(0.44)	(0.44)	(0.46)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$12.04	$12.55	$12.13	$11.96	$12.69

Total return[f]	(0.62)%	7.21%	5.22%	(2.35)%	4.11%

Ratios to average net assets
Expenses	1.18%	1.19%	1.19%	1.20%	1.20%
Net investment income	3.53%	3.55%	3.71%	3.56%	3.62%

Supplemental data
Net assets, end of year (000’s)	$11,692	$27,577	$36,629	$42,638	$51,897
Portfolio turnover rate	18.67%	4.17%	11.12%	16.47%	10.55%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

142 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Ohio Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.62	$12.19	$12.02	$12.75	$12.70
Income from investment operations[b]:
Net investment income[c]	0.44	0.44	0.45	0.45	0.46
Net realized and unrealized gains (losses)	(0.51)	0.43	0.16	(0.74)	0.04
Total from investment operations	(0.07)	0.87	0.61	(0.29)	0.50
Less distributions from:
Net investment income	(0.44)	(0.44)	(0.44)	(0.44)	(0.45)
Net realized gains	—	—	—	(—)[d]	(—)[d]
Total distributions	(0.44)	(0.44)	(0.44)	(0.44)	(0.45)
Redemption fees[e]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$12.11	$12.62	$12.19	$12.02	$12.75

Total return[f]	(0.63)%	7.24%	5.19%	(2.34)%	4.08%

Ratios to average net assets
Expenses	1.18%	1.19%	1.19%	1.20%	1.20%
Net investment income	3.53%	3.55%	3.71%	3.56%	3.62%

Supplemental data
Net assets, end of year (000’s)	$309,921	$287,586	$201,779	$158,124	$143,804
Portfolio turnover rate	18.67%	4.17%	11.12%	16.47%	10.55%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the
Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 143

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Ohio Tax-Free Income Fund
	Year Ended February 28,
Advisor Class	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.50	$12.08	$12.27
Income from investment operations[b]:
Net investment income[c]	0.52	0.52	0.35
Net realized and unrealized gains (losses)	(0.51)	0.42	(0.19)
Total from investment operations	0.01	0.94	0.16
Less distributions from net investment income	(0.52)	(0.52)	(0.35)
Net asset value, end of year	$11.99	$12.50	$12.08

Total return[d]	0.04%	7.93%	1.37%

Ratios to average net assets[e]
Expenses	0.53%	0.54%	0.54%
Net investment income	4.18%	4.20%	4.36%

Supplemental data
Net assets, end of year (000’s)	$18,878	$13,367	$352
Portfolio turnover rate	18.67%	4.17%	11.12%

[a]For the period July 1, 2008 (effective date) to February 28, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

144 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.1%
Ohio 93.7%
Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
Children’s Hospital Center, AGMC Insured, 5.00%, 11/15/22	$5,000,000	$5,052,400
Akron COP, District Energy Project, 5.00%, 12/01/30	10,865,000	10,238,632
Akron GO, Improvement, NATL RE, FGIC Insured, 5.00%,
12/01/20	2,150,000	2,261,220
12/01/21	2,255,000	2,363,150
12/01/22	1,185,000	1,235,801
Akron Income Tax Revenue, Community Learning Centers, Series A, 4.50%, 12/01/33	15,000,000	13,856,700
NATL RE, FGIC Insured, 5.00%, 12/01/22	2,460,000	2,546,494
NATL RE, FGIC Insured, 5.00%, 12/01/24	3,200,000	3,280,512
NATL RE, FGIC Insured, 5.00%, 12/01/33	18,005,000	18,026,426
Akron Waterworks Revenue, Refunding and Improvement, System Mortgage,
Assured Guaranty, 5.00%, 3/01/34	1,000,000	975,970
Allen County Hospital Facilities Revenue, Catholic Healthcare, Refunding, Series A, 5.25%,
6/01/38	15,000,000	14,169,450
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
Refunding, Series A,
Assured Guaranty, 5.25%, 2/15/33	30,000,000	30,172,500
BHAC Insured, 5.00%, 2/15/38	22,000,000	21,458,800
Anthony Wayne Local School District GO,
Refunding, AGMC Insured, 5.00%, 12/01/24	3,200,000	3,271,456
School Facilities Construction and Improvement, Refunding, AGMC Insured, 5.65%,
12/01/21	645,000	659,835
Austintown Local School District GO, School Improvement, AGMC Insured, 5.125%,
12/01/30	7,715,000	7,886,890
Avon Local School District GO, School Improvement, NATL Insured, Pre-Refunded, 5.25%,
12/01/23	1,000,000	1,115,620
12/01/29	2,295,000	2,560,348
Bluffton Exempted Village School District GO, Library Construction Improvement,
AMBAC Insured, 5.50%, 12/01/28	1,190,000	1,099,786
Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured,
5.40%, 9/20/36	2,940,000	2,947,791
Brookfield Local School District GO, School Facilities Improvement, AGMC Insured,
5.25%, 1/15/36	1,300,000	1,317,862
Brookville Local School District GO, AGMC Insured, Pre-Refunded,
5.25%, 12/01/22	1,075,000	1,199,292
5.00%, 12/01/31	3,000,000	3,326,610
Butler County GO, Limited Tax, Various Purpose, Refunding, NATL RE, FGIC Insured,
5.00%, 12/01/26	2,130,000	2,220,461
Butler County Transportation ID Revenue, Highway Improvement, XLCA Insured,
5.00%, 12/01/31	40,000	40,730
Canal Winchester Local School District GO, Capital Appreciation, NATL Insured, zero cpn.,
12/01/32	1,455,000	438,741
12/01/33	2,000,000	557,020
Central Local School District GO, Classroom Facilities, AGMC Insured, 5.75%, 12/01/22	1,555,000	1,573,567

Annual Report | 145

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Ohio Tax-Free Income Fund		Principal Amount	Value
	Municipal Bonds (continued)
	Ohio (continued)
	Chillicothe City School District GO, Capital Appreciation, Refunding, NATL RE, FGIC Insured,
	zero cpn.,
	12/01/22		$1,905,000	$1,072,553
	12/01/23		1,905,000	1,007,307
	12/01/24		1,905,000	944,251
	Cincinnati City School District COP, School Improvement Project, Refunding, AGMC Insured,
	5.00	%,
	12/15/26		7,310,000	7,546,405
	12/15/27		7,000,000	7,193,970
	Cincinnati City School District GO,
	Classroom Facilities Construction and Improvement, AGMC Insured, Pre-Refunded,
	5.00%, 12/01/27		2,500,000	2,772,175
	Classroom Facilities Construction and Improvement, Refunding, NATL RE, FGIC Insured,
	5.25%, 12/01/27		14,900,000	15,931,080
	Classroom Facilities Construction and Improvement, Refunding, NATL RE, FGIC Insured,
	5.25%, 12/01/28		5,000,000	5,303,300
	School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/22		9,510,000	10,233,235
	Cincinnati Technical College Revenue, AMBAC Insured,
	5.25%, 10/01/23		2,510,000	2,480,332
	5.00%, 10/01/28		2,715,000	2,469,102
	Cleveland Airport System Revenue,
	Series A, AGMC Insured, 5.00%, 1/01/31		20,215,000	19,571,152
	Series C, AGMC Insured, 5.00%, 1/01/26		9,500,000	9,504,085
	Series C, AGMC Insured, 5.00%, 1/01/31		11,250,000	10,891,687
	Series C, Assured Guaranty, 5.00%, 1/01/27		28,385,000	28,260,106
	Cleveland Municipal School District GO, AGMC Insured, 5.00%, 12/01/27		4,000,000	4,101,960
	Cleveland Public Power System Revenue,
	Capital Appreciation, Series B-1, NATL Insured, zero cpn., 11/15/38		10,000,000	1,746,400
	Series B, NATL Insured, 5.00%, 11/15/28		2,000,000	1,995,200
	Series B, NATL Insured, 5.00%, 11/15/38		10,000,000	9,469,000
	Cleveland State University General Receipt Revenue, NATL RE, FGIC Insured, 5.25%,
	6/01/24		1,000,000	1,033,920
	Cleveland Waterworks Revenue, Series K, FGIC Insured, Pre-Refunded, 5.00%,
	1/01/22		2,075,000	2,153,975
	1/01/23		4,285,000	4,448,087
	1/01/25		8,150,000	8,460,189
	Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue, The Cleveland
	Museum Art Project, 5.00%, 10/01/22		10,485,000	11,355,570
	Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid Avenue
	Housing Corp., Fenn Project, AMBAC Insured, 5.00%,
	8/01/25		2,440,000	1,980,304
	8/01/28		2,145,000	1,678,934
	Columbus City School District GO, Linden Elementary Construction, AGMC Insured,
Pre	-Refunded, 5.00%, 12/01/28		900,000	931,293
	Crawford County GO, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/31		1,330,000	1,450,072

146 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Ohio Tax-Free Income Fund		Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured,
5.00	%,
12/01/22		$1,000,000	$1,050,370
12/01/32		3,000,000	3,017,340
Cuyahoga County EDR, Medical Mart Center, Series G, 5.00%, 12/01/27		15,000,000	15,585,450
Cuyahoga County Utility System Revenue, Medical Center Co. Project,
Improvement, AMBAC Insured, 5.125%, 2/15/28		1,000,000	1,002,420
Refunding and Improvement, Series B, NATL Insured, 6.10%, 8/15/15		2,945,000	2,954,365
Darke County GO, Real Estate Acquisition and Improvement, NATL RE, FGIC Insured,
5.125%, 12/01/27		1,020,000	947,804
Dayton City School District GO, School Facilities Construction and Improvement, Series A,
NATL RE, FGIC Insured,
4.75%, 12/01/25		9,400,000	9,492,966
5.00%, 12/01/29		8,275,000	8,328,456
Deerfield Township Tax Increment Revenue, Refunding, Series B, NATL Insured,
5.00%, 12/01/25		1,000,000	1,003,570
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37		4,000,000	3,719,440
Dublin City School District GO, Capital Appreciation, NATL RE, FGIC Insured, zero cpn.,
12/01/16		4,635,000	3,955,231
Eastlake GO, Capital Facilities, NATL Insured, 5.00%, 12/01/27		1,950,000	1,967,687
Eaton City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25		1,250,000	1,357,425
Edgewood City School District GO, School Improvement, Refunding, AGMC Insured,
5.00%, 12/01/24		2,220,000	2,317,858
Fairborn City School District GO, School Improvement, Refunding, AGMC Insured, 5.00%,
12/01/23		1,205,000	1,264,913
12/01/24		1,265,000	1,323,633
12/01/25		1,330,000	1,382,070
Fairfield County GO, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/20		1,600,000	1,748,784
Fairless Local School District GO, Capital Appreciation, Various Purpose School Facilities,
AGMC Insured, 5.00%, 12/01/28		2,085,000	2,113,961
Field Local School District GO, School Facilities Construction and Improvement, AMBAC
Insured, 5.00%, 12/01/27		1,290,000	1,162,342
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation
Bonds, Refunding, AMBAC Insured, 5.00%, 12/01/24		7,255,000	7,581,185
Franklin County Hospital Revenue,
Improvement, Nationwide Children’s Hospital, 5.25%, 11/01/40		15,000,000	14,222,700
OhioHealth Corp., Refunding, Series C, NATL Insured, 5.00%, 5/15/33		5,250,000	5,025,667
The Children’s Hospital Project, Series C, NATL RE, FGIC Insured, 5.00%, 5/01/35		10,000,000	9,488,800
Garfield Heights GO, Various Purpose, Refunding and Improvement, NATL RE, FGIC Insured,
5.00%, 12/01/27		2,655,000	2,616,317
Georgetown Exempted Village School District GO, Classroom Facilities, AGMC Insured,
5.125%, 12/01/31		1,000,000	1,028,880
Graham Local School District GO, School Improvement, Refunding, NATL Insured,
5.00%, 12/01/33		6,055,000	5,973,560
Grand Valley Local School District GO, Classroom Facilities Improvement, NATL RE,
FGIC Insured, 5.00%, 12/01/24		1,300,000	1,311,570

Annual Report | 147

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Ohio (continued)
	Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A,
	NATL Insured, Pre-Refunded, 5.125%, 12/01/21	$1,750,000	$1,811,793
	Green Community Learning Centers Income Tax Revenue, NATL Insured, 5.00%,
	12/01/27	1,205,000	1,232,040
	12/01/28	1,265,000	1,289,162
	12/01/32	2,675,000	2,700,305
	Greene County GO, AMBAC Insured, Pre-Refunded, 5.00%,
	12/01/22	1,475,000	1,587,174
	12/01/28	2,620,000	2,819,251
	Greene County Hospital Facility Revenue, Kettering Health Network, 5.50%, 4/01/39	12,930,000	12,139,977
	Greene County Water System Revenue, Governmental Enterprise, NATL Insured,
Pre	-Refunded, 5.25%, 12/01/21	5,400,000	5,649,534
	Guernsey County GO, Refunding, NATL RE, FGIC Insured, 5.00%, 12/01/23	2,690,000	2,657,370
	Hamilton City School District GO, School Improvement, AGMC Insured, 5.00%, 12/01/26	2,240,000	2,271,002
	Hamilton County Convention Facilities Authority Revenue,
	NATL RE, FGIC Insured, 5.00%, 12/01/28	5,400,000	5,477,058
	second lien, FGIC Insured, Pre-Refunded, 5.00%, 12/01/33	7,235,000	8,117,019
	Hamilton County Hospital Facilities Revenue, Cincinnati Children’s Hospital, Series J,
	NATL RE, FGIC Insured, 5.25%, 5/15/34	5,000,000	4,447,300
	Hamilton County Sales Tax Revenue,
	Refunding, Series A, Assured Guaranty, 5.00%, 12/01/32	10,000,000	9,804,300
	Refunding, Series B, AMBAC Insured, 5.25%, 12/01/32	3,965,000	3,939,267
	Refunding, Series B, AMBAC Insured, 5.60%, 12/01/32	245,000	245,061
	sub. bond, Refunding, Series A, AGMC Insured, 5.00%, 12/01/32	35,080,000	34,393,484
	Hamilton County Sewer System Revenue,
	Improvement, Series A, NATL Insured, Pre-Refunded, 5.25%, 12/01/21	1,000,000	1,036,240
	Metropolitan Sewer District Improvement, Series B, NATL Insured, 5.00%, 12/01/30	4,000,000	4,086,040
	Hamilton County Student Housing Revenue, Stratford Heights Project, University of Cincinnati,
	Refunding, AGMC Insured,
	5.00%, 6/01/30	7,000,000	7,040,670
	4.75%, 6/01/39	7,000,000	6,419,700
	Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
	11/01/18	1,010,000	1,034,291
	11/01/19	1,015,000	1,038,670
	11/01/20	1,120,000	1,144,483
	11/01/21	1,180,000	1,204,780
	Hilliard School District GO,
	Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn.,
	12/01/19	2,190,000	1,598,919
	Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn.,
	12/01/20	4,525,000	3,111,661
	School Improvement, Series A, NATL RE, FGIC Insured, 5.25%, 12/01/28	3,010,000	3,062,585
	Huber Heights City School District GO, School Improvement, Refunding, 5.00%,
	12/01/33	4,500,000	4,524,975
	12/01/36	5,000,000	4,921,350
	Huber Heights Water System Revenue, Refunding and Improvement, NATL Insured, 5.00%,
	12/01/27	3,205,000	3,295,990
	12/01/30	2,250,000	2,281,117
	Hudson City School District COP, NATL Insured, 5.00%, 6/01/34	6,720,000	6,673,834

	148 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Ohio Tax-Free Income Fund		Principal Amount	Value
	Municipal Bonds (continued)
	Ohio (continued)
	Independence Local School District GO, NATL RE, FGIC Insured, 5.25%, 12/01/21		$1,390,000	$1,445,350
	Ironton City School District GO, Refunding, NATL Insured, 5.00%, 12/01/34		5,130,000	5,004,264
	Jackson Center Local School District Shelby County GO, Facilities Construction and
	Improvement, NATL Insured, 5.00%, 12/01/28		1,175,000	1,188,607
	Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
	NATL Insured, Pre-Refunded,
	4.75%, 12/01/22		1,105,000	1,185,256
	5.00%, 12/01/27		6,195,000	6,671,767
	5.00%, 12/01/30		3,320,000	3,575,507
	Kenston Local School District GO, School Improvement, NATL Insured, 5.00%,
	12/01/24		2,380,000	2,435,073
	12/01/25		2,500,000	2,549,775
	Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%,
	5/01/31		3,395,000	3,010,279
	Kettering City School District GO, School Improvement, AGMC Insured, Pre-Refunded,
	5.00	%,
	12/01/28		2,970,000	3,332,073
	12/01/31		2,595,000	2,911,356
	Keystone Local School District Lorain County GO, School Improvement, AGMC Insured,
	5.00%, 12/01/30		6,170,000	6,267,301
	Kings Local School District GO, School Improvement, NATL Insured, 5.00%, 12/01/33		10,000,000	10,056,100
	Lake Local School District Wood County GO, NATL Insured, Pre-Refunded,
	5.30%, 12/01/21		1,575,000	1,648,978
	5.375%, 12/01/25		1,900,000	1,990,307
	Lakewood City School District GO,
	NATL RE, FGIC Insured, 5.00%, 12/01/30		9,170,000	9,390,630
	NATL RE, FGIC Insured, 4.50%, 12/01/34		6,000,000	5,593,200
	School Improvement, AGMC Insured, Pre-Refunded, 5.125%, 12/01/31		21,900,000	24,960,087
	School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/31		2,220,000	2,158,550
	Lakota Local School District GO,
	AGMC Insured, 5.00%, 12/01/29		5,000,000	5,124,700
	Refunding, Series A, NATL RE, FGIC Insured, 5.25%, 12/01/26		2,000,000	2,267,240
	Lancaster Wastewater System Improvement Revenue, Assured Guaranty, 4.75%, 12/01/33		4,000,000	3,864,760
	Licking County Joint Vocational School District GO, School Facilities Construction and
	Improvement, NATL Insured,
	4.75%, 12/01/23		1,180,000	1,197,688
Pre	-Refunded, 5.00%, 12/01/21		2,200,000	2,367,310
Pre	-Refunded, 4.75%, 12/01/23		1,050,000	1,126,262
	Licking Heights Local School District GO, School Facilities Construction and Improvement,
	Refunding, Series A, NATL Insured, 5.00%,
	12/01/24		2,085,000	2,166,357
	12/01/25		2,215,000	2,286,567
	12/01/26		2,345,000	2,411,575
	Little Miami Local School District GO,
	Refunding, AGMC Insured, 4.50%, 12/01/34		20,255,000	18,251,780
	School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/34		4,000,000	4,678,800

Annual Report | 149

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Ohio (continued)
	Logan Hocking Local School District GO, Construction and Improvement, NATL Insured,
Pre	-Refunded, 5.00%,
	12/01/22	$1,200,000	$1,241,724
	12/01/29	1,000,000	1,034,770
	London City School District GO, School Facilities Construction and Improvement,
	FGIC Insured, Pre-Refunded, 5.00%,
	12/01/22	700,000	724,066
	12/01/29	1,500,000	1,551,570
	Lorain County GO, Sewer System Improvement, NATL Insured, 5.00%, 12/01/19	1,640,000	1,691,545
	Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
	Series C-1, AGMC Insured, 5.00%, 4/01/33	19,410,000	18,343,032
	Series C-2, AGMC Insured, 5.00%, 4/01/33	8,000,000	7,560,240
	Louisville City School District GO, NATL RE, FGIC Insured, Pre-Refunded, 5.00%,
	12/01/24	3,500,000	3,620,330
	Lucas County GO, Various Purpose,
	4.50%, 10/01/35	10,685,000	9,749,849
	5.00%, 10/01/40	5,000,000	4,886,550
	Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group, Refunding, AMBAC
	Insured, 5.375%, 11/15/29	750,000	729,683
	Mad River Local School District GO, Classroom Facilities, FGIC Insured, Pre-Refunded,
	5.125%, 12/01/24	4,180,000	4,472,851
	Madeira City School District GO, School Improvement, Refunding, AGMC Insured,
	5.25%, 12/01/32	9,605,000	10,224,042
	Mahoning County Career and Technical Center Board of Education COP, Series B, 4.75%,
	12/01/36	3,500,000	3,306,065
	Mahoning County Hospital Facilities Revenue, Western Reserve Care, NATL Insured,
	ETM, 5.50%, 10/15/25	4,750,000	5,499,502
	Maple Heights City School District GO, School Facilities Improvement, 5.00%, 1/15/37	10,000,000	9,884,900
	Marion County GO, AMBAC Insured, Pre-Refunded, 5.05%, 12/01/31	1,500,000	1,566,510
	Martins Ferry City School District GO, School Facilities Construction and Improvement,
	AGMC Insured, 5.00%, 12/01/32	3,610,000	3,664,836
	Marysville Exempted Village School District COP, School Facilities Project, NATL Insured,
Pre	-Refunded, 5.25%,
	12/01/28	2,120,000	2,440,014
	12/01/30	2,650,000	3,050,017
	Marysville Exempted Village School District GO,
	Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20	1,000,000	649,380
	Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21	1,000,000	614,100
	Refunding, NATL Insured, 5.00%, 12/01/29	1,000,000	1,008,400
	School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/29	5,500,000	5,606,535
	Marysville Wastewater Treatment System Revenue,
	Assured Guaranty, 4.25%, 12/01/27	1,170,000	1,111,968
	Assured Guaranty, 4.75%, 12/01/47	5,000,000	4,330,100
	first mortgage, NATL Insured, Pre-Refunded, 5.00%, 12/01/35	4,780,000	5,514,829
	Refunding, Assured Guaranty, 4.75%, 12/01/46	14,205,000	12,445,569

150 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Ohio (continued)
	Marysville Water System Mortgage Revenue, AMBAC Insured,
	5.00%, 12/01/32	$1,250,000	$1,244,975
	4.50%, 12/01/38	2,500,000	2,164,850
	Mason City School District GO, School Improvement, AGMC Insured, Pre-Refunded, 5.00%,
	12/01/31	5,000,000	5,609,550
	Maumee City School District GO, School Facilities Construction and Improvement, AGMC
	Insured, 5.00%, 12/01/27	3,610,000	3,702,741
	Medina GO, 5.00%, 12/01/22	1,100,000	1,139,919
	Medina School District COP, School Facilities Project, Assured Guaranty, 5.25%,
	12/01/31	5,725,000	5,962,358
	Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%,
	12/01/22	1,675,000	1,729,471
	Middletown City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/31	5,000,000	5,537,150
	Milford Exempted Village School District GO, School Improvement, AGMC Insured,
Pre	-Refunded, 5.00%, 12/01/22	2,000,000	2,068,760
	Minerva Local School District GO, Classroom Facilities, NATL Insured, Pre-Refunded,
	5.30%, 12/01/29	1,300,000	1,404,442
	Monroe Local School District GO,
	AMBAC Insured, Pre-Refunded, 5.00%, 12/01/23	1,000,000	1,076,050
	School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29	5,115,000	4,975,667
	Montgomery County Revenue, Catholic Health Initiatives,
	Refunding, Series A, 5.50%, 5/01/34	12,500,000	12,547,875
	Refunding, Series A, 5.00%, 5/01/39	10,000,000	9,101,400
	Series C-1, AGMC Insured, 5.00%, 10/01/41	10,000,000	9,361,500
	Morley Library District GO, Lake County District Library, Library Improvement,
	AMBAC Insured, 4.75%, 12/01/21	1,000,000	1,014,650
	Mount Healthy City School District GO, School Improvement, AGMC Insured, 5.00%,
	12/01/31	1,430,000	1,455,983
	New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
	AMBAC Insured,
	5.125%, 10/01/21	3,000,000	3,059,010
	5.20%, 10/01/24	5,000,000	5,079,950
	New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A, NATL Insured,
	5.85%, 1/01/21	660,000	660,660
	Newark City School District GO, School Improvement, Series A, NATL RE, FGIC Insured,
	5.00%, 12/01/33	5,000,000	4,932,750
	Ohio Capital Corp. HMR, Refunding, Series G, NATL Insured, 6.35%, 7/01/22	470,000	470,273
	Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests
	GO, AGMC Insured,
	4.875%, 12/01/18	1,255,000	1,314,462
	5.25%, 12/01/23	1,410,000	1,466,456
	Ohio HFA Capital Fund Revenue, Series A, AGMC Insured, 5.00%, 4/01/27	5,545,000	5,588,140
	Ohio State Air Quality Development Authority Revenue,
	Environmental Improvement, Buckeye Power Recovery Zone Facility, 6.00%, 12/01/40	6,020,000	5,872,630
	Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26	9,075,000	8,565,983
	Pollution Control, Dayton Power and Light Co., Refunding, Series B, BHAC Insured,
	4.80%, 1/01/34	28,270,000	26,839,538

Annual Report | 151

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ohio State Building Authority Revenue, State Facilities,
Administration Building Fund Project, Series A, AGMC Insured, Pre-Refunded,
5.00%, 4/01/22	$3,100,000	$3,253,543
Adult Correction, Series A, AGMC Insured, 5.00%, 4/01/24	5,390,000	5,588,729
Ohio State Department of Transportation COP, Panhandle Rail Line Project, AGMC Insured,
6.50%, 4/15/12	385,000	386,636
Ohio State GO, Common Schools, Series B, Pre-Refunded, 4.625%, 9/15/22	5,000,000	5,218,150
Ohio State Higher Educational Facility Commission Revenue,
Denison University Project, 4.00%, 11/01/29	6,220,000	5,629,909
FGIC Insured, Pre-Refunded, 5.00%, 5/01/23	8,460,000	9,189,167
Higher Educational Facility, Xavier University Project, CIFG Insured, Pre-Refunded,
5.00%, 5/01/23	3,385,000	3,860,897
Higher Educational Facility, Xavier University Project, CIFG Insured, Pre-Refunded,
5.00%, 5/01/24	2,000,000	2,281,180
Kenyon College Project, Refunding, 5.25%, 7/01/44	25,000,000	23,362,750
Summa Health System, 2010 Project, Refunding, Assured Guaranty, 5.25%, 11/15/40	21,805,000	20,465,083
University Hospital, BHAC Insured, 4.75%, 1/15/36	10,000,000	8,972,900
University Hospital, BHAC Insured, 4.75%, 1/15/46	15,000,000	13,067,700
University Hospital, BHAC Insured, 5.25%, 1/15/46	13,500,000	12,778,290
University of Dayton Project, XLCA Insured, 5.00%, 12/01/34	8,500,000	8,179,295
Xavier University, 5.00%, 5/01/40	14,500,000	13,294,615
Ohio State Higher Educational Facility Revenue,
Case Western Reserve University Project, Refunding, NATL Insured, 5.00%,
12/01/44	7,500,000	7,250,400
Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%,
12/01/34	4,000,000	3,928,760
Otterbein College Project, CIFG Insured, 5.00%, 12/01/25	2,205,000	2,224,272
Otterbein College Project, CIFG Insured, 5.00%, 12/01/35	3,225,000	2,942,038
Ohio State University General Receipts Athens Revenue, NATL Insured, 5.00%,
12/01/24	2,155,000	2,217,840
Ohio State University General Receipts Revenue,
Series A, Pre-Refunded, 5.125%, 12/01/31	2,500,000	2,695,550
State University of Ohio, Series B, NATL Insured, 5.00%, 6/01/33	4,315,000	4,335,583
State University of Ohio, Series B, NATL Insured, Pre-Refunded, 5.00%, 6/01/33	940,000	1,027,411
Ohio State Water Development Authority Revenue, Drinking Water Fund, Leverage,
Pre-Refunded, 5.00%, 6/01/23	2,255,000	2,428,545
Olentangy Local School District GO,
AGMC Insured, 5.00%, 12/01/25	45,000	45,615
AGMC Insured, 4.50%, 12/01/33	10,000,000	9,428,300
AGMC Insured, Pre-Refunded, 5.00%, 12/01/25	1,790,000	1,889,560
AGMC Insured, Pre-Refunded, 5.00%, 12/01/30	3,910,000	4,127,474
AGMC Insured, Pre-Refunded, 5.00%, 12/01/30	1,745,000	2,027,009
Refunding, AGMC Insured, 5.00%, 12/01/30	90,000	90,490
Refunding, Series A, AGMC Insured, 4.50%, 12/01/32	11,300,000	10,815,343
School Facilities Construction and Improvement, Refunding, Assured Guaranty, 5.00%,
12/01/36	7,505,000	7,522,487
School Facilities Construction and Improvement, Series A, FGIC Insured, Pre-Refunded,
5.25%, 12/01/32	11,200,000	12,635,168

152 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Ohio (continued)
	Ottawa and Glandorf Local School District GO, School Facilities Construction and
	Improvement, NATL Insured, Pre-Refunded, 5.25%, 12/01/23	$2,175,000	$2,349,826
	Pickerington Local School District GO, School Facilities Construction and Improvement,
	FGIC Insured, Pre-Refunded, 5.00%, 12/01/28	3,000,000	3,103,140
	Plain Local School District GO, NATL RE, FGIC Insured, 6.00%, 12/01/25	800,000	806,208
	Plainesville City School District GO, School Improvement, NATL RE, FGIC Insured, 5.00%,
	12/01/28	2,515,000	2,538,742
	Princeton City School District GO, NATL Insured, Pre-Refunded, 5.00%,
	12/01/25	1,700,000	1,885,079
	12/01/26	2,725,000	3,021,671
	12/01/30	2,260,000	2,506,046
	Ravenna City School District GO, School Improvement, AGMC Insured, 5.00%, 1/15/31	1,710,000	1,748,629
	Reynoldsburg City School District GO, School Facilities Construction, AGMC Insured, 5.00%,
	12/01/32	3,000,000	3,050,820
	Rittman Exempted Village School District GO, School Improvement, AGMC Insured,
Pre	-Refunded, 5.125%, 12/01/31	1,000,000	1,057,170
	Ross County Hospital Revenue, Facilities, Adena Health System, Refunding, Assured
	Guaranty, 5.25%, 12/01/38	15,000,000	13,828,650
	Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
	5.00%, 12/01/21	1,225,000	1,275,887
	5.25%, 12/01/26	725,000	746,576
	Shawnee State University Revenue, NATL Insured, 5.00%, 6/01/28	5,780,000	5,317,889
	Sidney City School District GO, School Improvement,
	FGIC Insured, Pre-Refunded, 5.125%, 12/01/28	1,425,000	1,536,464
	Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/23	1,780,000	1,862,948
	Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28	1,000,000	1,046,600
	Springboro Community City School District GO, Refunding, AGMC Insured, 5.25%,
	12/01/27	5,175,000	5,483,430
	12/01/28	2,000,000	2,113,920
	Springboro Sewer System Revenue, Mortgage, NATL Insured, 5.00%, 6/01/27	1,095,000	1,046,787
	St. Mary’s City School District GO, School Facilities Construction and Improvement,
	AGMC Insured, 5.00%, 12/01/35	3,500,000	3,296,160
	Steubenville City School District GO, School Facilities Construction and Improvement,
	Capital Appreciation, NATL Insured, 5.60%, 12/01/22	1,500,000	1,524,240
	Streetsboro City School District GO, School Improvement, NATL Insured, Pre-Refunded,
	5.00%, 12/01/25	2,500,000	2,585,000
	Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, Pre-Refunded,
	5.25%, 12/01/21	4,505,000	4,713,176
	Swanton Local School District GO, School Improvement, FGIC Insured, Pre-Refunded,
	5.25%, 12/01/25	1,895,000	1,981,109
	Sycamore Community City School District COP, Blue Ash Elementary School Project, AMBAC
	Insured, 5.125%, 12/01/25	1,000,000	1,004,450
	Sylvania City School District GO,
	Refunding, NATL RE, FGIC Insured, 5.00%, 12/01/22	1,550,000	1,586,580
	School Improvement, Assured Guaranty, 5.25%, 12/01/36	7,660,000	7,736,447
	Various Purpose, FGIC Insured, Pre-Refunded, 5.30%, 12/01/20	2,225,000	2,328,640

Annual Report | 153

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Toledo City School District GO, School Facilities Improvement,
5.375%, 12/01/35	$4,565,000	$4,644,111
AGMC Insured, 5.00%, 12/01/23	1,500,000	1,546,410
Series B, NATL RE, FGIC Insured, 5.00%, 12/01/27	1,925,000	1,954,433
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,528,050
Limited Tax, Various Purpose Improvement, Refunding, AGMC Insured, 5.00%,
12/01/28	3,000,000	3,071,850
Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
11/15/22	1,000,000	1,030,720
11/15/23	1,000,000	1,025,810
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured,
5.25%, 12/01/26	1,500,000	1,545,570
Toledo Waterworks Revenue, NATL Insured, 5.00%, 11/15/30	6,425,000	6,526,643
Trenton Water System Revenue, Improvement, AGMC Insured, 5.125%, 12/01/34	2,750,000	2,804,642
Tri-Valley Local School District GO,
FGIC Insured, Pre-Refunded, 5.25%, 12/01/29	7,225,000	7,639,932
NATL RE, FGIC Insured, Pre-Refunded, 5.25%, 12/01/29	1,305,000	1,379,946
Trotwood-Madison City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
5.375%, 12/01/22	1,685,000	1,824,097
Trumbull County GO, Refunding, NATL Insured, 5.20%, 12/01/20	1,475,000	1,533,322
Twinsburg GO,
Golf Course, Refunding, FGIC Insured, Pre-Refunded, 5.00%, 12/01/21	1,000,000	1,034,380
Park Land and Conservation, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/21	1,000,000	1,034,380
Union County GO, NATL Insured, Pre-Refunded, 5.00%, 12/01/33	2,895,000	3,214,347
University of Akron General Receipts Revenue,
NATL RE, FGIC Insured, 4.75%, 1/01/25	1,080,000	1,084,752
NATL RE, FGIC Insured, 5.00%, 1/01/28	1,475,000	1,477,980
NATL RE, FGIC Insured, 5.00%, 1/01/35	5,250,000	5,037,900
Series A, AGMC Insured, 5.00%, 1/01/33	6,030,000	6,046,884
Series B, AGMC Insured, 5.00%, 1/01/38	19,000,000	18,532,790
University of Cincinnati COP, Jefferson Avenue Residence Hall, NATL Insured, 5.125%,
6/01/28	6,620,000	6,619,470
University of Cincinnati General Receipts Revenue,
AMBAC Insured, 5.00%, 6/01/31	1,350,000	1,351,013
Refunding, Series F, 5.00%, 6/01/32	5,805,000	5,766,977
Refunding, Series F, 5.00%, 6/01/34	5,000,000	4,845,950
Refunding, Series G, NATL Insured, 5.00%, 6/01/28	8,575,000	8,711,685
Series A, AMBAC Insured, 5.00%, 6/01/23	1,845,000	1,913,025
Series A, AMBAC Insured, 5.00%, 6/01/24	1,940,000	1,997,172
Series A, AMBAC Insured, 5.00%, 6/01/25	2,005,000	2,054,283
Series C, AGMC Insured, 5.00%, 6/01/31	8,000,000	8,096,320
Series C, Assured Guaranty, 5.00%, 6/01/30	1,500,000	1,524,330
Series G, NATL Insured, 5.00%, 6/01/29	3,410,000	3,450,613
University of Toledo General Receipts Revenue, Refunding, Series A, AMBAC Insured, 4.50%,
6/01/30	10,000,000	9,330,100
Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement,
NATL RE, FGIC Insured, 5.25%, 12/01/25	1,160,000	1,134,294

154 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Van Wert City School District GO, School Improvement,
FGIC Insured, Pre-Refunded, 5.00%, 12/01/27	$3,295,000	$3,539,588
FGIC Insured, Pre-Refunded, 5.00%, 12/01/30	2,500,000	2,685,575
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/27	1,510,000	1,622,087
Warren City School District GO, School Improvement, NATL RE, FGIC Insured, 5.00%,
12/01/28	3,000,000	3,072,810
Waterville GO, Refunding, NATL Insured, 5.05%, 12/01/26	1,085,000	1,103,217
West Chester Township GO, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/25	1,500,000	1,552,155
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	3,974,099
Wheelersburg Local School District GO, School Improvement, AGMC Insured, 5.00%,
12/01/32	1,400,000	1,425,046
Youngstown State University General Receipts Revenue, Assured Guaranty,
5.25%, 12/15/29	4,000,000	4,152,000
5.50%, 12/15/33	4,225,000	4,366,495
Zanesville City School District GO, School Improvement, NATL Insured,
4.75%, 12/01/22	5,500,000	5,657,410
4.75%, 12/01/26	3,250,000	3,304,372
5.05%, 12/01/29	3,500,000	3,569,405
		1,469,009,956
U.S. Territories 5.4%
Puerto Rico 4.0%
Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
5.00%, 7/01/32	10,000,000	10,607,100
Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, NATL
Insured, 4.75%, 12/01/15	6,500,000	6,546,085
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series N, AGMC Insured, 5.50%, 7/01/29	14,000,000	14,291,620
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series VV, NATL RE,
FGIC Insured, 5.25%, 7/01/30	5,000,000	4,771,850
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured, 5.75%, 8/01/12	3,500,000	3,529,680
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, ETM,
6.00%, 8/01/26	9,140,000	11,097,331
Puerto Rico Sales Tax FICO Sales Tax Revenue, Capital Appreciation,
Refunding, Series A, NATL Insured, zero cpn., 8/01/43	50,000,000	5,582,500
Refunding, Series A, NATL Insured, zero cpn., 8/01/44	47,550,000	4,945,676
Series A, AMBAC Insured, zero cpn., 8/01/54	20,000,000	1,026,000
		62,397,842
U.S. Virgin Islands 1.4%
Virgin Islands PFAR, Matching Fund Loan Note, senior lien, AGMC Insured, 5.00%,
10/01/29	23,340,000	22,787,309
Total U.S. Territories		85,185,151
Total Municipal Bonds before Short Term Investments
(Cost $1,565,365,500)		1,554,195,107

Annual Report | 155

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Short Term Investments 0.2%
Municipal Bonds 0.2%
Ohio 0.2%
[a]Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
Sub Series B-1, Daily VRDN and Put, 0.18%, 1/01/39	$3,000,000	$3,000,000
Sub Series B-3, Daily VRDN and Put, 0.18%, 1/01/39	300,000	300,000
Total Short Term Investments (Cost $3,300,000)		3,300,000
Total Investments (Cost $1,568,665,500) 99.3%		1,557,495,107
Other Assets, less Liabilities 0.7%		10,863,465
Net Assets 100.0%		$1,568,358,572

See Abbreviations on page 205.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

156 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Oregon Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.87	$11.21	$11.25	$11.93	$11.89
Income from investment operations[b]:
Net investment income[c]	0.49	0.49	0.50	0.49	0.48
Net realized and unrealized gains (losses)	(0.37)	0.66	(0.06)	(0.69)	0.04
Total from investment operations	0.12	1.15	0.44	(0.20)	0.52
Less distributions from net investment income	(0.51)	(0.49)	(0.48)	(0.48)	(0.48)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.48	$11.87	$11.21	$11.25	$11.93

Total return[f]	0.94%	10.47%	4.02%	(1.74)%	4.53%

Ratios to average net assets
Expenses	0.63%	0.64%	0.64%	0.64%	0.65%
Net investment income	4.11%	4.26%	4.40%	4.17%	4.19%

Supplemental data
Net assets, end of year (000’s)	$946,755	$954,860	$787,595	$719,647	$686,892
Portfolio turnover rate	8.19%	9.79%	10.00%	5.30%	4.86%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 157

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Oregon Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.00	$11.33	$11.36	$12.05	$12.00
Income from investment operations[b]:
Net investment income[c]	0.43	0.44	0.44	0.43	0.43
Net realized and unrealized gains (losses)	(0.37)	0.66	(0.05)	(0.70)	0.04
Total from investment operations	0.06	1.10	0.39	(0.27)	0.47
Less distributions from net investment income	(0.44)	(0.43)	(0.42)	(0.42)	(0.42)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.62	$12.00	$11.33	$11.36	$12.05

Total return[f]	0.44%	9.85%	3.50%	(2.34)%	3.99%

Ratios to average net assets
Expenses	1.18%	1.19%	1.19%	1.19%	1.20%
Net investment income	3.56%	3.71%	3.85%	3.62%	3.64%

Supplemental data
Net assets, end of year (000’s)	$196,909	$195,473	$123,099	$96,802	$91,743
Portfolio turnover rate	8.19%	9.79%	10.00%	5.30%	4.86%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

158 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Oregon Tax-Free Income Fund
	Year Ended
	February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.87	$11.44
Income from investment operations[b]:
Net investment income[c]	0.50	0.32
Net realized and unrealized gains (losses)	(0.37)	0.42
Total from investment operations	0.13	0.74
Less distributions from net investment income	(0.52)	(0.31)
Net asset value, end of year	$11.48	$11.87

Total return[d]	1.04%	6.49%

Ratios to average net assets[e]
Expenses	0.53%	0.54%
Net investment income	4.21%	4.36%

Supplemental data
Net assets, end of year (000’s)	$14,482	$6,412
Portfolio turnover rate	8.19%	9.79%

[a]For the period July 15, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 159

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.9%
Oregon 82.2%
Albany Water Revenue, Refunding, NATL RE, FGIC Insured, 5.00%, 8/01/33	$5,990,000	$5,863,311
Beaverton School District GO,
AGMC Insured, 4.125%, 6/01/26	1,315,000	1,305,374
Washington County School District No. 48J, Assured Guaranty, 5.00%, 6/01/31	1,280,000	1,318,259
Washington County School District No. 48J, Assured Guaranty, 5.125%, 6/01/36	1,000,000	1,011,650
Benton County Hospital Facilities Authority Revenue, Samaritan Health, Refunding, 5.125%,
10/01/28	1,525,000	1,489,544
Chemeketa Community College District GO, 5.00%,
6/15/25	1,500,000	1,606,605
6/15/26	2,615,000	2,778,647
Clackamas County Canby School District No. 86 GO, AGMC Insured, 5.00%,
6/15/23	1,000,000	1,055,060
6/15/25	1,000,000	1,044,960
Clackamas County Hospital Facility Authority Revenue,
Gross Willamette Falls Project, Refunding, 5.375%, 4/01/22	2,125,000	2,020,174
Gross Willamette Falls Project, Refunding, 5.125%, 4/01/26	1,000,000	876,030
Legacy Health System, Series A, 5.50%, 7/15/35	6,525,000	6,524,543
Willamette Falls Hospital Project, 6.00%, 4/01/19	1,000,000	1,002,890
Clackamas County Oregon Trail School District No. 46 GO, 5.00%, 6/15/32	6,855,000	6,994,294
Clackamas County School District No. 12 North Clackamas GO,
Series A, AGMC Insured, 4.75%, 6/15/31	2,250,000	2,266,875
Series B, AGMC Insured, zero cpn. to 6/15/11, 5.00% thereafter, 6/15/27	25,000,000	25,341,750
Clackamas County School District No. 46 Oregon Trail GO,
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	2,712,996
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	2,632,821
Refunding, Series A, 5.00%, 6/15/28	2,210,000	2,299,505
Refunding, Series A, 5.00%, 6/15/29	2,655,000	2,751,350
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%,
6/01/25	3,075,000	3,528,870
Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36	1,000,000	861,520
Columbia and Washington Counties School District NO. 47J Vernonia GO, 5.00%, 6/15/35	5,175,000	5,302,098
Columbia Gorge Community College District GO, NATL Insured, 5.00%, 6/15/22	1,000,000	1,060,770
Coos County School District No. 13 GO, AGMC Insured,
5.00%, 6/15/22	55,000	56,365
Pre-Refunded, 5.00%, 6/15/22	2,465,000	2,608,019
The Dalles GO, Refunding, Assured Guaranty, 5.00%, 6/01/29	1,600,000	1,671,296
Deschutes and Jefferson Counties School District No. 2J Redmond GO,
5.50%, 6/15/34	5,000,000	5,272,300
Series A, NATL RE, FGIC Insured, 5.00%, 6/15/21	1,000,000	1,055,310
Deschutes County Administrative School District No. 1 GO, Series A, AGMC Insured,
Pre-Refunded, 5.125%, 6/15/21	3,500,000	3,547,565
Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade Healthcare,
Refunding, 8.25%, 1/01/38	20,000,000	23,658,800
Series B, AMBAC Insured, 5.375%, 1/01/35	7,000,000	6,766,830
Emerald Peoples Utility District Revenue, Refunding, Series A, AGMC Insured, 5.25%,
11/01/21	1,000,000	1,067,670
Eugene Electric Utility Revenue, Refunding, 5.00%, 8/01/33	10,060,000	10,146,315

160 | Annual Report

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Oregon (continued)
	Forest Grove Revenue, Campus Improvement, Pacific University Project, Refunding,
	6.00%, 5/01/30	$4,000,000	$3,919,400
	6.375%, 5/01/39	12,000,000	12,013,920
	Gresham Stormwater Revenue, FGIC Insured, Pre-Refunded, 5.30%, 5/01/21	1,190,000	1,199,675
	High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30	1,010,000	907,919
	Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29	5,360,000	5,452,621
	Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Radian
	Insured, 5.375%,
	10/01/26	2,000,000	1,878,360
	10/01/31	2,000,000	1,788,180
	Independence GO, City Hall Project, AGMC Insured, 5.00%,
	6/15/35	2,110,000	2,101,011
	6/15/40	3,975,000	3,920,542
	Jackson County Airport Revenue, Series A, XLCA Insured, 5.25%,
	12/01/27	1,000,000	965,360
	12/01/32	1,000,000	915,130
	12/01/37	1,475,000	1,308,753
	Jackson County School District No. 4 GO, AGMC Insured,
	5.00%, 6/15/20	1,450,000	1,461,832
Pre	-Refunded, 5.00%, 6/15/20	550,000	557,359
	Jackson County School District No. 549C Medford GO,
	5.00%, 6/15/33	3,225,000	3,275,923
	5.00%, 6/15/34	5,000,000	5,051,300
	Series B, AGMC Insured, 5.00%, 12/15/32	5,765,000	5,877,475
	Jackson County School District No. 6 Central Point GO, Refunding, AGMC Insured, 4.75%,
	6/15/20	2,005,000	2,105,511
	Jackson County School District No. 9 Eagle Point GO, Pre-Refunded, 5.00%,
	6/15/20	1,680,000	1,702,478
	6/15/21	1,500,000	1,520,070
	Keizer Special Assessment, Keizer Station Area A Local, 5.20%, 6/01/31	3,170,000	3,183,029
	Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical Center Project,
Pre	-Refunded, 6.25%, 9/01/31	3,290,000	3,600,839
	Refunding, 6.25%, 9/01/31	1,960,000	1,694,577
	Refunding, Assured Guaranty, 5.00%, 9/01/36	5,000,000	4,205,200
	Lake Oswego GO, Refunding, Series A, 5.00%, 12/01/31	6,400,000	6,653,696
	Lane and Douglas Counties School District No. 45J3 GO, South Lane District, Refunding,
	AGMC Insured, 4.75%, 6/15/25	3,510,000	3,546,785
	Lane County GO, Series A, 5.00%,
	11/01/27	1,650,000	1,729,035
	11/01/28	1,240,000	1,291,212
	Lane County Metropolitan Wastewater Management Commission Revenue,
	5.25%, 11/01/28	5,000,000	5,230,550
	NATL RE, FGIC Insured, 4.75%, 11/01/26	1,615,000	1,645,394
	Lane County School District No. 19 Springfield GO, AGMC Insured, zero cpn.,
	6/15/27	5,580,000	2,371,388
	6/15/28	2,000,000	793,400
	6/15/29	1,925,000	713,347

Annual Report | 161

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Lane County School District No. 52 Bethel GO, Refunding, AGMC Insured, 5.00%,
6/15/20	$5,700,000	$5,850,936
Lebanon GO, AMBAC Insured, 5.00%,
6/01/25	1,635,000	1,707,005
6/01/27	1,675,000	1,731,096
Linn County Community School District No. 9 GO, Lebanon, FGIC Insured, Pre-Refunded,
5.55%, 6/15/21	1,155,000	1,275,813
5.60%, 6/15/30	9,495,000	10,498,906
Linn County School District No. 55 GO, Sweet Home, AGMC Insured, Pre-Refunded, 5.00%,
6/15/29	1,000,000	1,013,380
Medford Hospital Facilities Authority Revenue, Asante Health System,
Refunding, Assured Guaranty, 5.125%, 8/15/40	25,000,000	23,709,250
Series A, Assured Guaranty, 5.00%, 8/15/40	10,050,000	9,198,061
Multnomah County Hospital Facilities Authority Revenue, Adventis Health System-West,
Series A, 5.125%, 9/01/40	5,500,000	5,193,045
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	6,623,890
Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
Pre-Refunded, 5.00%, 6/15/21	5,000,000	5,066,900
Multnomah-Clackamas Counties Centennial School District No. 28-JT GO, Capital
Appreciation, AMBAC Insured, zero cpn., 6/01/16	2,260,000	1,829,719
Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway
Project, 5.20%, 12/01/24	5,000,000	5,012,800
Ontario Hospital Facility Authority Revenue, Trinity Health, Series E, 5.00%, 12/01/37	6,460,000	6,139,842
Oregon Coast Community College District GO, NATL Insured, 5.00%, 6/15/23	3,745,000	3,962,922
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	11,480,000	6,868,714
Series A, 5.875%, 7/01/33	2,500,000	2,561,750
Series A, 5.75%, 7/01/39	13,175,000	13,303,983
Series A, NATL Insured, 5.00%, 7/01/32	24,750,000	23,775,840
Oregon State Department of Administrative Services COP,
AGMC Insured, 4.625%, 5/01/30	7,795,000	7,548,912
Refunding, Series B, AGMC Insured, 5.00%, 5/01/21	1,805,000	1,876,496
Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26	7,500,000	7,595,100
Series A, 5.25%, 5/01/39	3,800,000	3,783,090
Series A, AGMC Insured, 5.00%, 5/01/23	2,695,000	2,776,389
Series A, AGMC Insured, 5.00%, 5/01/30	13,205,000	13,263,102
Series B, NATL RE, FGIC Insured, 5.00%, 11/01/30	20,100,000	20,198,088
Series C, 5.00%, 11/01/34	8,000,000	7,847,120
Oregon State Department of Administrative Services Lottery Revenue,
Oregon Administration, Lottery, Series A, AGMC Insured, 5.00%, 4/01/25	5,000,000	5,248,000
Oregon Administration, Lottery, Series A, AGMC Insured, 5.00%, 4/01/27	2,000,000	2,081,700
Series A, 5.00%, 4/01/27	17,880,000	18,813,157
Series A, 5.00%, 4/01/28	18,225,000	19,061,892
Series A, 5.00%, 4/01/29	1,750,000	1,819,475

162 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Department of Transportation Highway User Tax Revenue,
Refunding, Series A, 5.00%, 11/15/25	$1,295,000	$1,351,734
Refunding, Series A, 5.00%, 11/15/29	3,330,000	3,374,622
senior lien, Series A, 5.00%, 11/15/29	3,085,000	3,168,295
senior lien, Series A, 4.50%, 11/15/32	21,000,000	19,991,790
senior lien, Series A, 5.00%, 11/15/33	10,850,000	10,878,101
Series A, 5.00%, 11/15/28	15,000,000	15,252,000
Series A, Pre-Refunded, 5.125%, 11/15/23	5,000,000	5,390,050
Oregon State EDR, Georgia-Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25	7,910,000	7,909,051
Oregon State Facilities Authority Revenue,
College Inn Student Housing Project, senior lien, Series A, XLCA Insured, 5.00%, 7/01/35	3,660,000	2,635,895
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,439,490
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	1,889,380
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	1,000,000	921,950
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	2,250,000	2,099,880
Peacehealth, Refunding, Series A, 5.00%, 11/01/39	32,050,000	29,380,876
[a]Reed College Project, Refunding, Series A, 5.00%, 7/01/29	1,500,000	1,562,325
[a]Reed College Project, Refunding, Series A, 4.75%, 7/01/32	2,000,000	2,005,860
[a]Reed College Project, Refunding, Series A, 5.125%, 7/01/41	10,000,000	10,099,000
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	7,500,000	7,050,375
University of Portland Projects, Series A, 5.00%, 4/01/32	6,545,000	6,077,687
Willamette University Projects, Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%,
10/01/35	5,210,000	5,998,794
Oregon State GO,
Alternative Energy Project, Series B, 6.00%, 10/01/26	1,680,000	1,907,119
Elderly and Disabled Housing, Series A, 6.00%, 8/01/15	755,000	755,929
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	375,000	375,259
Elderly and Disabled Housing, Series A, 5.375%, 8/01/28	1,270,000	1,245,324
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,150,000	2,671,043
Elderly and Disabled Housing, Series B, 6.10%, 8/01/17	1,185,000	1,186,078
Elderly and Disabled Housing, Series B, 6.25%, 8/01/23	1,690,000	1,691,352
State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/30	1,705,000	1,750,353
State Board of Higher Education, Refunding, Series A, 4.50%, 8/01/37	1,500,000	1,405,260
State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/38	6,225,000	6,371,785
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,500,000	1,535,370
State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29	7,745,000	7,932,274
State Board of Higher Education, Series A, 5.00%, 8/01/31	1,695,000	1,748,376
State Board of Higher Education, Series A, 5.00%, 8/01/34	5,000,000	5,168,600
State Board of Higher Education, Series A, 5.00%, 8/01/36	2,715,000	2,749,535
State Board of Higher Education, Series A, 5.00%, 8/01/37	5,555,000	5,643,047
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/31	2,000,000	2,038,420
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/35	6,000,000	6,945,420
State Board of Higher Education, Series B, 5.00%, 8/01/38	5,000,000	5,117,900
State Board of Higher Education, Series C, 5.00%, 8/01/37	1,115,000	1,132,673
Veterans’ Welfare, Series 92B, 4.625%, 12/01/38	5,330,000	4,840,866

Annual Report | 163

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
Peacehealth, AMBAC Insured, 5.00%, 11/15/26	$5,500,000	$5,509,350
Reed College Project, Series A, 5.75%, 7/01/32	10,735,000	10,903,969
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
Refunding, Series G, 5.35%, 7/01/30	5,350,000	5,432,069
Series C, 4.75%, 7/01/42	5,920,000	5,509,862
Philomath School District No. 17J Benton and Polk Counties GO, Series B, zero cpn.,
6/15/31	1,000,000	351,620
Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15	945,000	948,175
Port of Portland International Airport Revenue,
Portland International Airport, Refunding, Series D, NATL RE, FGIC Insured, 5.00%,
7/01/23	3,000,000	3,003,990
Portland International Airport, Series 7-B, NATL Insured, Pre-Refunded, 7.10%,
7/01/21	2,800,000	2,944,228
Series Nineteen, 5.50%, 7/01/38	23,000,000	23,639,860
Portland Community College District GO, Series B, Pre-Refunded, 5.00%, 6/01/21	6,290,000	6,361,832
Portland EDR, Broadway Project, Refunding, Series A, 6.50%, 4/01/35	5,000,000	5,353,050
Portland GO, Limited Tax,
Series A, 5.00%, 6/01/24	10,000,000	10,025,500
Series A, NATL Insured, 5.125%, 6/01/30	6,315,000	6,108,184
Series B, zero cpn., 6/01/21	1,000,000	663,820
Portland Housing Authority MFR, Housing, Lovejoy Station Apartments Project, NATL Insured,
6.00%, 7/01/33	2,000,000	1,990,060
Portland MFR,
Civic Stadium Housing Project, Series A, 6.00%, 3/01/17	755,000	757,945
Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37	3,065,000	3,038,641
Portland River District Urban Renewal and Redevelopment Revenue, Series A, AMBAC
Insured, 5.00%, 6/15/21	3,000,000	3,087,780
Portland Sewer System Revenue,
first lien, Series A, AGMC Insured, 5.00%, 10/01/24	6,235,000	6,553,234
second lien, Refunding, Series A, AGMC Insured, 5.00%, 6/01/23	2,500,000	2,602,650
second lien, Series A, 5.00%, 3/01/34	25,270,000	25,561,868
second lien, Series B, NATL Insured, 5.00%, 6/15/28	5,105,000	5,316,041
Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor, Refunding,
Series A, NATL RE, FGIC Insured, 5.00%,
6/15/24	1,295,000	1,286,220
6/15/25	2,385,000	2,332,435
Portland Urban Renewal and Redevelopment Tax Allocation,
Convention Center, Series A, AMBAC Insured, 5.50%, 6/15/20	3,000,000	3,038,640
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,501,650
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,164,178
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	936,030
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	1,760,634
North Macadam, Series B, 5.00%, 6/15/29	4,500,000	4,420,305
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	4,593,598

164 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Portland Water System Revenue,
NATL Insured, 4.50%, 10/01/27	$1,000,000	$1,005,850
NATL Insured, 4.50%, 10/01/28	3,895,000	3,885,496
second lien, Series A, NATL Insured, 4.375%, 10/01/25	3,415,000	3,440,954
Redmond Airport GO, Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	921,930
Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	998,001
Redmond GO, Series C, NATL Insured, 5.00%, 6/01/33	1,260,000	1,185,773
Salem Hospital Facility Authority Revenue,
Salem Hospital Project, Series A, 5.00%, 8/15/27	11,000,000	10,687,380
Salem Hospital Project, Series A, 5.00%, 8/15/36	9,000,000	8,082,000
Series A, 5.75%, 8/15/23	10,000,000	10,595,300
Salem-Keizer School District No. 24J GO, Series B, zero cpn., 6/15/30	8,500,000	2,870,280
Southwestern Community College District GO, NATL Insured, Pre-Refunded, 5.00%,
6/01/28	1,100,000	1,230,361
Sunrise Water Authority Water Revenue, sub. lien,
Series B, XLCA Insured, 5.00%, 9/01/25	1,160,000	1,114,772
XLCA Insured, 5.00%, 3/01/25	1,660,000	1,596,621
Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO, AGMC Insured,
5.00%, 6/15/25	1,560,000	1,636,409
Tri-County Metropolitan Transportation District Revenue, Series A, 4.75%, 9/01/29	15,305,000	15,626,864
Washington and Clackamas Counties Tigard-Tualatin School District No. 23J GO, NATL
Insured, Pre-Refunded, 5.00%, 6/15/22	7,000,000	7,401,450
Washington Clackamas and Yamhill Counties School District No. 88J GO,
Deferred Interest, Series A, NATL Insured, zero cpn., 6/15/26	6,850,000	3,201,142
Deferred Interest, Series A, NATL Insured, zero cpn., 6/15/29	3,110,000	1,195,080
Deferred Interest, Series A, NATL Insured, zero cpn., 6/15/30	3,260,000	1,148,433
Series A, NATL Insured, zero cpn., 6/15/27	7,090,000	3,107,689
Sherwood, Series A, NATL Insured, zero cpn., 6/15/28	2,960,000	1,214,784
Sherwood, Series A, NATL Insured, zero cpn., 12/15/31	3,515,000	1,123,746
Sherwood, Series B, NATL Insured, 4.50%, 12/15/31	2,900,000	2,808,447
Washington County Clean Water Services Sewer Revenue, senior lien, NATL RE, FGIC Insured,
5.00%, 10/01/19	3,905,000	3,972,596
Washington County GO, Obligations,
Refunding, 4.375%, 6/01/26	1,000,000	1,020,800
Series A, Pre-Refunded, 5.00%, 6/01/26	10,000,000	10,114,200
Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%,
6/01/22	4,155,000	4,388,760
Yamhill County McMinnville School District No. 40 GO, AGMC Insured, 5.00%, 6/15/28	4,000,000	4,179,360
		951,459,044
U.S. Territories 17.7%
Guam 0.3%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%,
12/01/24	840,000	845,393
12/01/29	3,250,000	3,188,835
		4,034,228

Annual Report | 165

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 17.3%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
Refunding, 5.625%, 5/15/43	$10,000,000	$7,683,600
Puerto Rico Commonwealth GO,
Public Improvement, Refunding, Series A, 5.50%, 7/01/32	15,000,000	14,505,450
Public Improvement, Series A, 5.00%, 7/01/29	10,000,000	9,492,900
Public Improvement, Series A, 5.125%, 7/01/31	9,885,000	9,890,140
Public Improvement, Series A, 5.375%, 7/01/33	10,000,000	9,375,800
Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31	5,115,000	5,196,635
Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/28	4,500,000	4,622,895
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.50%, 7/01/36	13,000,000	15,535,000
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	10,000,000	8,702,700
Series D, Pre-Refunded, 5.375%, 7/01/36	10,000,000	10,622,200
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	6,250,000	5,574,875
Puerto Rico Electric Power Authority Power Revenue,
Series II, AGMC Insured, Pre-Refunded, 5.125%, 7/01/26	9,150,000	9,805,232
Series II, Pre-Refunded, 5.25%, 7/01/31	12,000,000	12,879,240
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	10,000,000	11,479,200
Series WW, 5.25%, 7/01/33	9,690,000	8,892,222
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, NATL
Insured, 6.00%, 7/01/25	15,000,000	15,450,000
Puerto Rico Public FICO Revenue, Commonwealth Appropriation, Series E, Pre-Refunded,
5.50%, 8/01/29	5,000,000	5,227,400
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first sub., Series A, zero cpn. to 8/01/16, 6.75% thereafter,
8/01/32	20,000,000	16,187,200
first sub., Series A, 5.375%, 8/01/39	9,000,000	8,271,090
first sub., Series A, 6.50%, 8/01/44	10,000,000	10,392,700
		199,786,479
U.S. Virgin Islands 0.1%
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
7/01/21	1,400,000	1,400,686
Total U.S. Territories		205,221,393
Total Municipal Bonds before Short Term Investments
(Cost $1,157,617,871)		1,156,680,437

166 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Short Term Investments 0.6%
Municipal Bonds 0.6%
Oregon 0.6%
[b]Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project,
Daily VRDN and Put, 0.21%, 8/15/37	$4,300,000	$4,300,000
Refunding, Daily VRDN and Put, 0.19%, 8/15/32	1,500,000	1,500,000
[b]Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
Peacehealth, Daily VRDN and Put, 0.18%, 12/01/15	1,700,000	1,700,000
Total Short Term Investments (Cost $7,500,000)		7,500,000
Total Investments (Cost $1,165,117,871) 100.5%		1,164,180,437
Other Assets, less Liabilities (0.5)%		(6,034,537)
Net Assets 100.0%		$1,158,145,900

See Abbreviations on page 205.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 167

Franklin Tax-Free Trust
Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund
		Year Ended February 28,
Class A	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.27	$9.65	$9.82	$10.47	$10.44
Income from investment operations[b]:
Net investment income[c]	0.44	0.45	0.44	0.44	0.44
Net realized and unrealized gains (losses)	(0.43)	0.62	(0.18)	(0.65)	0.04
Total from investment operations	0.01	1.07	0.26	(0.21)	0.48
Less distributions from net investment income	(0.45)	(0.45)	(0.43)	(0.44)	(0.45)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$9.83	$10.27	$9.65	$9.82	$10.47

Total return[f]	(0.02)%	11.22%	2.72%	(2.16)%	4.71%

Ratios to average net assets
Expenses	0.64%	0.65%	0.65%	0.66%	0.66%
Net investment income	4.28%	4.43%	4.53%	4.24%	4.26%

Supplemental data
Net assets, end of year (000’s)	$1,003,723	$1,016,824	$820,227	$770,164	$747,279
Portfolio turnover rate	13.15%	12.88%	11.50%	16.68%	6.99%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

168 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Pennsylvania Tax-Free Income Fund
		Year Ended February 28,
Class B	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.30	$9.68	$9.86	$10.51	$10.47
Income from investment operations[b]:
Net investment income[c]	0.38	0.39	0.39	0.38	0.39
Net realized and unrealized gains (losses)	(0.43)	0.62	(0.19)	(0.65)	0.04
Total from investment operations	(0.05)	1.01	0.20	(0.27)	0.43
Less distributions from net investment income	(0.39)	(0.39)	(0.38)	(0.38)	(0.39)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$9.86	$10.30	$9.68	$9.86	$10.51

Total return[f]	(0.58)%	10.58%	2.04%	(2.68)%	4.22%

Ratios to average net assets
Expenses	1.19%	1.20%	1.20%	1.21%	1.21%
Net investment income	3.73%	3.88%	3.98%	3.69%	3.71%

Supplemental data
Net assets, end of year (000’s)	$11,618	$21,977	$30,177	$37,339	$43,897
Portfolio turnover rate	13.15%	12.88%	11.50%	16.68%	6.99%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 169

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Pennsylvania Tax-Free Income Fund
		Year Ended February 28,
Class C	2011	2010	2009	2008 [a]	2007
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.36	$9.73	$9.90	$10.55	$10.51
Income from investment operations[b]:
Net investment income[c]	0.39	0.39	0.39	0.38	0.39
Net realized and unrealized gains (losses)	(0.44)	0.63	(0.18)	(0.65)	0.04
Total from investment operations	(0.05)	1.02	0.21	(0.27)	0.43
Less distributions from net investment income	(0.39)	(0.39)	(0.38)	(0.38)	(0.39)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$9.92	$10.36	$9.73	$9.90	$10.55

Total return[f]	(0.58)%	10.62%	2.13%	(2.68)%	4.19%

Ratios to average net assets
Expenses	1.19%	1.20%	1.20%	1.21%	1.21%
Net investment income	3.73%	3.88%	3.98%	3.69%	3.71%

Supplemental data
Net assets, end of year (000’s)	$237,907	$217,322	$135,480	$107,286	$100,495
Portfolio turnover rate	13.15%	12.88%	11.50%	16.68%	6.99%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

170 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Pennsylvania Tax-Free Income Fund
	Year Ended
	February 28,
Advisor Class	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.27	$9.92
Income from investment operations[b]:
Net investment income[c]	0.45	0.29
Net realized and unrealized gains (losses)	(0.43)	0.34
Total from investment operations	0.02	0.63
Less distributions from net investment income	(0.46)	(0.28)
Net asset value, end of year	$9.83	$10.27

Total return[d]	0.08%	6.42%

Ratios to average net assets[e]
Expenses	0.54%	0.55%
Net investment income	4.38%	4.53%

Supplemental data
Net assets, end of year (000’s)	$18,933	$6,832
Portfolio turnover rate	13.15%	12.88%

[a]For the period July 15, 2009 (effective date) to February 28, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 171

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 100.5%
Pennsylvania 88.9%
Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28	$4,000,000	$3,944,160
Allegheny County GO,
NATL Insured, Pre-Refunded, 5.00%, 11/01/27	1,000,000	1,074,170
Notes, Series C-60, AGMC Insured, 5.00%, 11/01/27	3,000,000	3,028,560
Series C-61, Assured Guaranty, 5.00%, 12/01/33	5,000,000	4,867,100
[a]Series C-65, 5.375%, 5/01/31	5,000,000	5,001,550
Allegheny County Higher Education Building Authority University Revenue, Duquesne
University,
5.00%, 3/01/28	3,000,000	2,993,190
5.00%, 3/01/33	1,300,000	1,249,703
Series A, 5.50%, 3/01/31	3,000,000	3,041,430
Series A, XLCA Insured, 5.00%, 3/01/29	5,000,000	4,976,500
Series A, XLCA Insured, 5.00%, 3/01/33	5,630,000	5,412,175
Allegheny County Hospital Development Authority Revenue, 5.625%, 8/15/39	12,000,000	11,741,400
Allegheny County IDAR,
County Guaranteed, Refunding, Series B, NATL Insured, 5.00%, 11/01/29	1,485,000	1,489,826
County Guaranteed, Series B, NATL Insured, Pre-Refunded, 5.00%, 11/01/29	7,515,000	8,078,850
Series A, NATL Insured, Pre-Refunded, 5.00%, 11/01/29	5,000,000	5,375,150
Allegheny County Port Authority Special Revenue, Transportation, Refunding, NATL RE, FGIC
Insured, 5.00%,
3/01/25	13,250,000	13,382,500
3/01/29	16,500,000	16,665,000
Allegheny County Residential Finance Authority Mortgage Revenue, SFM, Refunding,
Series DD-1, GNMA Secured, 5.35%, 11/01/19	245,000	245,056
Series DD-2, GNMA Secured, 5.40%, 11/01/29	1,075,000	1,064,938
Allegheny County Sanitation Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	10,000,000	9,729,600
NATL RE, FGIC Insured, 5.00%, 12/01/37	6,745,000	6,401,545
Refunding, Series A, NATL Insured, 5.00%, 12/01/30	7,000,000	7,008,260
Allegheny Valley School District GO, NATL Insured, 5.00%, 11/01/28	1,550,000	1,580,520
Allentown Parking Authority Parking Revenue, AGMC Insured, 5.00%, 11/15/35	2,430,000	2,359,360
Armstrong County GO,
NATL Insured, Pre-Refunded, 5.40%, 6/01/31	1,490,000	1,508,282
Refunding, NATL Insured, 5.40%, 6/01/31	1,010,000	1,010,313
Bethel Park School District GO, 5.10%, 8/01/33	3,600,000	3,693,924
Bethlehem Area School District GO, AGMC Insured, 5.25%, 1/15/26	6,605,000	6,870,389
Blair County Hospital Authority Revenue, Altoona Regulation Health System, 6.00%,
11/15/39	6,890,000	6,607,648
Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31	3,675,000	3,649,569
Bucks County Water and Sewer Authority Sewer System Revenue, Refunding, Series A,
Assured Guaranty, 5.00%, 12/01/35	2,500,000	2,482,250
Butler Area School District GO, AGMC Insured, Pre-Refunded, 5.00%, 4/01/31	4,000,000	4,482,440
Butler County Hospital Authority Hospital Revenue, Butler Health System Project, 7.25%,
7/01/39	4,500,000	4,894,695
Catasauqua Area School District GO, Refunding, AGMC Insured, 5.00%, 2/15/36	6,000,000	5,841,360
Centennial School District Bucks County GO, Series A, 5.00%, 12/15/37	5,855,000	5,886,090

172 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Centre County Hospital Authority Revenue, Hospital, Mount Nittany Medical Center Project,
Assured Guaranty,
5.875%, 11/15/29	$1,000,000	$1,019,330
6.125%, 11/15/39	3,200,000	3,235,968
6.25%, 11/15/44	2,500,000	2,530,100
Commonwealth Financing Authority Revenue, Series B, 5.00%, 6/01/32	5,000,000	5,018,000
Connellsville Area School District GO, Series B, AGMC Insured, 5.00%, 11/15/37	1,000,000	976,870
Cumberland County Municipal Authority College Revenue, Dickinson College, Assn. of
Independent Colleges and Universities of Pennsylvania Financing Program,
Series GG1, NATL Insured, 5.00%, 5/01/34	7,610,000	7,229,120
Series HH1, 5.00%, 11/01/39	1,200,000	1,159,164
Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
Refunding, Series A, 6.00%, 6/01/36	10,000,000	9,732,900
Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
Series B, NATL Insured, ETM, 6.25%, 7/01/16	3,965,000	4,386,678
Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39	7,500,000	7,711,275
Delaware County Authority College Revenue,
5.00%, 11/15/40	3,000,000	2,963,190
Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29	1,140,000	1,142,736
Eastern College, Series C, 5.625%, 10/01/28	2,210,000	2,095,345
Delaware County Authority Hospital Revenue, Crozer Keystone Obligation, Group A, 5.00%,
12/15/31	5,000,000	3,894,550
Delaware County Authority Revenue, Health Facilities, Mercy Health Corp. Project, ETM,
6.00%, 12/15/26	10,800,000	12,272,904
Delaware County Authority University Revenue, Neumann University,
5.00%, 10/01/25	1,250,000	1,143,238
5.25%, 10/01/31	1,250,000	1,129,050
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC
Insured, 5.60%, 7/01/17	5,000,000	5,454,700
Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
11/01/35	6,000,000	5,082,480
Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25	5,000,000	4,835,550
Erie Higher Education Building Authority College Revenue, Mercyhurst College, 5.50%,
3/15/38	2,000,000	1,819,900
Erie Parking Authority Parking Facilities Revenue, Guaranteed, Refunding, AGMC Insured,
5.125%, 9/01/32	4,250,000	4,236,273
Erie Water Authority Revenue, AGMC Insured, 5.00%, 12/01/43	7,000,000	6,581,680
Franklin County IDAR, Chambersburg Hospital Project, 5.375%, 7/01/42	7,500,000	6,899,925
General Authority of South Central Revenue, Assn. of Independent Colleges and Universities,
York Colleges of Pennsylvania Project,
[a]5.75%, 11/01/41	9,500,000	9,324,630
XLCA Insured, 5.00%, 5/01/37	1,090,000	991,137
Greater Johnstown School District GO, Series C, NATL Insured, 5.125%, 8/01/25	3,605,000	3,634,669
Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
7/01/27	1,500,000	1,264,155
Johnstown RDA Sewer Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/15/34	1,825,000	2,064,623

Annual Report | 173

	Franklin Tax-Free Trust

	Statement of Investments, February 28, 2011 (continued)

	Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
	Lackawanna County GO, Series B, AGMC Insured, 5.00%,
	9/01/30	$8,100,000	$7,932,087
	9/01/35	7,500,000	7,095,075
	Lancaster County Hospital Authority Revenue, Health Center, Willow Valley Retirement Project,
	5.875%, 6/01/21	1,000,000	1,003,760
	Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC Insured, 5.00%,
	12/01/32	1,700,000	1,649,425
	12/01/35	2,500,000	2,354,400
	Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31	1,500,000	1,445,940
	Lehigh County General Purpose Authority Revenues,
	Lehigh Valley Hospital, Health Network, Series B, AGMC Insured, 5.25%, 7/01/19	2,750,000	2,793,038
	Muhlenberg College Project, 5.25%, 2/01/34	1,500,000	1,501,845
	Lehigh County General Purpose Hospital Revenue, Lehigh Valley Health, Series B, AGMC
	Insured, 5.00%, 7/01/35	11,250,000	10,716,863
	Luzerne County IDA Facility Revenue, Pennsylvania American Water Co., Refunding, 5.50%,
	12/01/39	10,000,000	9,828,900
	Lycoming County Authority College Revenue, Pennsylvania College of Technology,
	AMBAC Insured, 5.25%, 5/01/32	5,030,000	4,547,321
	Refunding, AMBAC Insured, 5.35%, 7/01/26	2,400,000	2,367,720
	Lycoming County Authority Health System Revenue, Susquehanna Health System Project,
	Refunding, Series A, 5.75%, 7/01/39	20,000,000	18,210,800
	Marple Newtown School District GO, AGMC Insured, 5.00%, 6/01/31	11,225,000	11,513,931
	McKeesport Municipal Authority Sewer Revenue, 5.75%, 12/15/39	5,000,000	4,815,900
	Mercer County GO, NATL RE, FGIC Insured, 5.00%, 10/01/31	2,000,000	1,949,740
	Monroe County Hospital Authority Revenue, Hospital, Pocono Medical Center,
	5.00%, 1/01/27	1,000,000	902,690
	5.125%, 1/01/37	2,000,000	1,708,620
	5.25%, 1/01/43	2,000,000	1,705,600
	Montgomery County GO, 5.00%, 9/15/22	3,335,000	3,377,988
	Montgomery County Higher Education and Health Authority Revenue, Arcadia University,
	5.625%, 4/01/40	5,750,000	5,350,490
	Montgomery County IDA Retirement Community Revenue, ACTS Retirement-Life Communities
	Inc. Obligated Group,
	5.25%, 11/15/28	5,000,000	4,523,050
	Refunding, Series B, 5.00%, 11/15/22	1,000,000	939,110
	Montgomery County IDAR, FHA Insured, 5.375%, 8/01/38	5,000,000	4,904,850
	Montour School District GO, AGMC Insured, 5.00%,
	4/01/32	5,000,000	5,052,000
	4/01/37	12,500,000	12,302,625
	Norristown Area School District GO, FGIC Insured, Pre-Refunded, 5.00%, 9/01/27	5,000,000	5,418,850
	Northampton Borough Municipal Authority Water Revenue, NATL Insured,
	5.00%, 5/15/34	445,000	434,222
Pre	-Refunded, 5.00%, 5/15/34	1,955,000	2,193,412
	Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project,
	Series A, 5.50%, 8/15/35	10,000,000	8,917,300
	Series B, 5.50%, 8/15/33	2,200,000	1,951,422

174 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Northampton County General Purpose Authority Revenue,
Higher Education, Lehigh University, 5.00%, 11/15/39	$20,000,000	$19,728,400
Lafayette College, Refunding, 5.00%, 11/01/34	20,000,000	19,916,200
Northeastern York School District GO, Series B, NATL RE, FGIC Insured, 5.00%,
4/01/30	1,000,000	1,009,350
4/01/31	2,000,000	2,010,320
Norwin School District GO,
AGMC Insured, 5.00%, 4/01/37	10,000,000	9,771,600
AGMC Insured, Pre-Refunded, 5.00%, 4/01/35	3,000,000	3,478,050
Series A, NATL Insured, 5.00%, 4/01/30	1,000,000	999,940
Owen J. Roberts School District GO, AGMC Insured, 5.00%, 9/01/36	2,710,000	2,686,857
Pennsbury School District GO, FGIC Insured, Pre-Refunded, 5.00%, 1/15/22	2,835,000	3,008,133
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
Allegheny Energy Supply Co. LLC Project, 7.00%, 7/15/39	10,000,000	10,521,800
Pennsylvania Economic Development Financing Authority Revenue, Lincoln University,
Series A, NATL RE, FGIC Insured, 5.00%, 6/01/33	3,325,000	3,195,325
Pennsylvania Economic Development Financing Authority Water Facility Revenue,
American Water Co. Project, 6.20%, 4/01/39	10,000,000	10,293,500
Aqua Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	24,025,750
Pennsylvania HFA, SFMR, Refunding, Series 105C, 4.875%, 10/01/34	25,000,000	23,067,750
Pennsylvania State GO,
Second Series, 5.00%, 4/15/23	10,000,000	10,940,600
Second Series A, 5.00%, 8/01/25	5,000,000	5,315,000
Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
Drexel University, NATL Insured, 5.75%, 5/01/22	3,095,000	3,101,592
Pennsylvania State Higher Educational Facilities Authority Revenue,
Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,000,000	4,977,700
Drexel University, Series A, 5.00%, 5/01/20	1,485,000	1,524,932
Drexel University, Series A, 5.20%, 5/01/29	750,000	753,615
Drexel University, Series A, NATL Insured, 5.00%, 5/01/37	25,525,000	23,564,935
Edinboro University Foundation, 6.00%, 7/01/43	3,500,000	3,360,070
La Salle University, Series A, 5.00%, 5/01/37	2,500,000	2,071,875
Philadelphia University, Refunding, 5.00%, 6/01/30	2,295,000	1,985,450
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	13,482,300
State System of Higher Education, NATL Insured, 5.00%, 6/15/37	7,000,000	6,918,730
Temple University, Refunding, NATL Insured, 5.00%, 4/01/28	5,000,000	5,107,650
Temple University, Refunding, NATL Insured, 5.00%, 4/01/33	10,000,000	10,066,400
Thomas Jefferson University, 5.00%, 3/01/40	14,950,000	13,913,516
Trustees of the University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38	5,000,000	5,021,100
[a]Trustees of the University of Pennsylvania, Series A, 5.00%, 9/01/41	7,000,000	7,027,300
[a]University of Pennsylvania Health System, 5.75%, 8/15/41	3,950,000	3,965,247
University of Pennsylvania Health System, Refunding, Series B, 6.00%, 8/15/26	5,000,000	5,310,850
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	12,095,460
University Sciences Philadelphia, Assured Guaranty, 5.00%, 11/01/32	5,000,000	4,966,950
University Sciences Philadelphia, Refunding, Series A, XLCA Insured, 5.00%,
11/01/36	8,315,000	7,811,527
Widener University, 5.00%, 7/15/31	500,000	456,985
Widener University, 5.00%, 7/15/39	5,750,000	5,113,130

Annual Report | 175

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc., 5.00%, 7/01/42	$5,500,000	$4,376,900
Pennsylvania State Public School Building Authority Community College Revenue, Community
College Philadelphia Project, 6.00%, 6/15/28	5,000,000	5,246,400
Pennsylvania State Public School Building Authority Lease Revenue, School District of
Philadelphia Project,
AGMC Insured, Pre-Refunded, 5.00%, 6/01/33	15,000,000	16,394,850
Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	5,000,000	4,913,000
Pennsylvania State Public School Building Authority Revenue,
Career Institute of Technology, NATL RE, FGIC Insured, 5.00%, 11/15/28	1,000,000	1,012,390
Central Montgomery County Area, NATL RE, FGIC Insured, 5.00%, 5/15/24	2,500,000	2,568,950
Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, NATL Insured,
5.00%, 12/01/24	1,655,000	1,673,040
Pre-Refunded, 5.00%, 12/01/31	5,000,000	5,544,350
Pennsylvania State Turnpike Commission Turnpike Revenue,
5.125%, 12/01/40	16,860,000	15,636,133
Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38	5,000,000	5,291,400
Series A, AMBAC Insured, 5.00%, 12/01/34	5,000,000	4,910,950
Series C1, 5.00%, 12/01/40	5,000,000	4,550,350
Series R, AMBAC Insured, 5.00%, 12/01/26	2,000,000	2,028,060
Series R, AMBAC Insured, 5.00%, 12/01/30	11,125,000	11,189,302
sub. bond, Series A, Assured Guaranty, 5.00%, 6/01/39	20,000,000	18,654,200
Pennsylvania State University Revenue, 5.00%, 9/01/35	1,000,000	1,007,190
Philadelphia Airport Revenue, Series A, AGMC Insured, 5.00%, 6/15/40	5,000,000	4,714,050
Philadelphia Authority for IDR,
Cultural and Commercial Corridors Program, Series A, NATL RE, FGIC Insured, 5.00%,
12/01/23	6,205,000	6,129,733
Cultural and Commercial Corridors Program, Series A, NATL RE, FGIC Insured, 5.00%,
12/01/25	5,690,000	5,527,721
International Apartments Temple University, Series A, 5.625%, 6/15/42	4,000,000	3,519,440
Series B, AMBAC Insured, 5.25%, 7/01/31	2,000,000	1,752,640
Philadelphia Gas Works Revenue,
Ninth Series, 5.25%, 8/01/40	3,500,000	3,125,955
Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20	755,000	921,228
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	5,000,000	5,118,100
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	5,000,000	5,167,950
Series B, Assured Guaranty, 7.125%, 7/15/38	10,000,000	10,954,200
Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue, Temple
University Health System, Refunding, Series A,
5.50%, 7/01/30	5,000,000	4,413,650
5.00%, 7/01/34	5,000,000	3,988,650
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured,
5.00%, 12/01/21	5,000,000	5,146,900
Philadelphia IDA Lease Revenue, Series B, AGMC Insured, Pre-Refunded, 5.125%,
10/01/26	12,000,000	12,452,280

176 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Municipal Authority Revenue, Lease, 6.50%,
4/01/34	$3,250,000	$3,315,163
4/01/39	2,500,000	2,540,600
Philadelphia RDAR, Neighborhood Transformation, Series C, NATL RE, FGIC Insured, 5.00%,
4/15/31	14,565,000	13,567,297
Philadelphia School District GO,
Series D, FGIC Insured, Pre-Refunded, 5.125%, 6/01/34	5,000,000	5,629,400
Series E, 6.00%, 9/01/38	5,000,000	5,176,650
Philadelphia Water and Wastewater Revenue,
Series A, 5.25%, 1/01/36	3,000,000	2,930,610
Series A, AGMC Insured, 5.00%, 7/01/29	11,645,000	11,680,168
Series A, AGMC Insured, 5.00%, 7/01/35	3,330,000	3,216,147
Series A, NATL RE, FGIC Insured, 5.00%, 11/01/31	2,765,000	2,733,230
Series C, AGMC Insured, 5.00%, 8/01/35	7,000,000	6,760,390
Pine Richland School District Pennsylvania GO, Assured Guaranty, 5.00%, 3/01/39	20,130,000	19,920,447
Pittsburgh Urban RDA Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30	1,295,000	1,295,052
Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14	610,000	682,645
Reading GO, AGMC Insured, 6.00%, 11/01/28	2,000,000	2,136,340
Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
Refunding, Series A, 5.875%, 12/01/31	555,000	557,720
Series A, Pre-Refunded, 5.875%, 12/01/31	1,945,000	2,043,145
Scranton School District GO,
Series A, AGMC Insured, 5.00%, 7/15/38	5,430,000	5,413,601
Series C, AGMC Insured, 5.00%, 7/15/38	5,000,000	4,984,900
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton, XLCA
Insured, 5.00%, 11/01/37	8,125,000	7,440,144
Seneca Valley School District GO, NATL Insured, Pre-Refunded, 5.375%, 1/01/21	2,000,000	2,082,300
Snyder County Higher Education Authority University Revenue, Susquehanna University
Project, 5.00%, 1/01/38	4,000,000	3,763,560
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial, Refunding,
Series B, Assured Guaranty, 5.375%, 7/01/35	10,000,000	9,486,100
Southcentral General Authority Revenue, WellSpan Health Obligated Group,
NATL Insured, ETM, 5.25%, 5/15/31	1,875,000	1,905,656
NATL Insured, Pre-Refunded, 5.25%, 5/15/31	8,125,000	8,286,525
Refunding, Series A, 6.00%, 6/01/25	10,000,000	10,726,100
Southern Lehigh School District GO, Series A, FGIC Insured, Pre-Refunded, 5.00%,
9/01/25	6,900,000	7,366,026
Southmoreland School District GO, NATL Insured, 5.00%, 4/01/27	5,025,000	5,140,022
State Public School Building Authority College Revenue,
Delaware County Community College Project, AGMC Insured, 5.00%, 10/01/32	1,000,000	993,430
Westmoreland County Community College, NATL RE, FGIC Insured, 5.25%, 10/15/22	2,170,000	2,217,415
State Public School Building Authority School Revenue, Harrisburg School District Project,
Series A, Assured Guaranty, 5.00%, 11/15/33	5,000,000	4,899,900
Susquehanna Area Regional Airport Authority Airport System Revenue,
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/28	2,000,000	1,665,060
Series A, 6.50%, 1/01/38	4,000,000	3,781,920

Annual Report | 177

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
University Capital Project,
Refunding, Series C, 5.00%, 9/15/35	$5,000,000	$5,010,250
Series B, 5.00%, 9/15/31	10,000,000	10,252,400
Upper St. Clair Township School District GO,
AGMC Insured, Pre-Refunded, 5.00%, 7/15/28	465,000	489,789
Refunding, AGMC Insured, 5.00%, 7/15/28	535,000	540,173
Washington County GO,
Refunding, Series A, AMBAC Insured, 5.125%, 9/01/27	4,295,000	4,350,105
Series A, AMBAC Insured, Pre-Refunded, 5.125%, 9/01/27	705,000	753,927
Washington County IDA College Revenue, Washington Jefferson College, Refunding,
5.25%, 11/01/30	7,525,000	7,546,145
5.00%, 11/01/36	8,470,000	7,748,102
West Allegheny School District GO, Refunding, Series D, NATL RE, FGIC Insured, 4.75%,
9/01/19	2,000,000	2,026,960
9/01/20	3,805,000	3,848,111
West Mifflin Area School District GO, AGMC Insured, 5.125%, 4/01/31	1,000,000	1,017,230
Whitehall Coplay School District GO, Series A, AGMC Insured, 5.375%, 11/15/34	6,000,000	6,141,240
Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%,
3/01/37	4,500,000	3,909,150
Wyoming Area School District GO, Refunding, Series A, NATL Insured, 5.00%, 9/01/26	5,005,000	5,109,104
		1,130,452,817
U.S. Territories 11.6%
Puerto Rico 10.8%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	2,100,000	1,952,034
Puerto Rico Commonwealth GO,
Public Improvement, Refunding, Series A-4, AGMC Insured, 5.25%, 7/01/30	5,000,000	4,904,450
Public Improvement, Series A, 5.00%, 7/01/29	4,000,000	3,797,160
Public Improvement, Series A, 5.00%, 7/01/33	13,960,000	12,130,123
Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/33	7,000,000	7,683,480
Series A, 5.00%, 7/01/28	5,000,000	4,596,800
Series A, 5.25%, 7/01/37	10,000,000	8,750,500
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series B,
5.00%, 7/01/37	7,010,000	5,868,982
Puerto Rico Electric Power Authority Power Revenue,
Series TT, 5.00%, 7/01/32	5,100,000	4,615,500
Series XX, 5.25%, 7/01/40	14,000,000	12,226,760
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36	5,950,000	5,043,161
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.375%, 8/01/39	20,000,000	18,380,200
Series A, 6.00%, 8/01/42	34,000,000	34,064,599
Series C, 5.50%, 8/01/40	15,000,000	14,027,550
		138,041,299

178 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2011 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 0.8%
Virgin Islands PFAR,
Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	$5,000,000	$4,466,250
senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	5,421,460
		9,887,710
Total U.S. Territories		147,929,009
Total Municipal Bonds before Short Term Investments
(Cost $1,305,312,234)		1,278,381,826
Short Term Investments (Cost $4,400,000) 0.3%
Municipal Bonds 0.3%
Pennsylvania 0.3%
[b]Geisinger Authority Health System Revenue, Geisinger Health System, Daily VRDN and Put,
0.22%, 11/15/32	4,400,000	4,400,000
Total Investments (Cost $1,309,712,234) 100.8%		1,282,781,826
Other Assets, less Liabilities (0.8)%		(10,600,946)
Net Assets 100.0%		$1,272,180,880

See Abbreviations on page 205.

[a]Security purchased on a when-issued basis. See Note 1(b).
[b]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 179

Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities
February 28, 2011

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$982,257,267	$662,856,682	$487,181,302	$1,398,826,501
Value	$945,052,108	$643,421,003	$473,395,230	$1,384,075,287
Cash	100,416	22,396	514,101	1,292,741
Receivables:
Investment securities sold	1,868,692	—	—	—
Capital shares sold	540,431	648,764	561,335	952,597
Interest	10,913,777	8,931,987	4,893,088	19,110,347
Other assets	413	282	209	597
Total assets	958,475,837	653,024,432	479,363,963	1,405,431,569
Liabilities:
Payables:
Capital shares redeemed	1,840,386	1,844,535	1,024,001	2,872,238
Affiliates	509,985	368,271	281,535	772,832
Distributions to shareholders	1,176,729	800,032	358,735	1,615,541
Accrued expenses and other liabilities	122,981	115,853	81,782	211,861
Total liabilities	3,650,081	3,128,691	1,746,053	5,472,472
Net assets, at value	$954,825,756	$649,895,741	$477,617,910	$1,399,959,097
Net assets consist of:
Paid-in capital	$1,007,564,388	$681,535,633	$495,160,950	$1,420,897,006
Undistributed net investment income (distributions in
excess of net investment income)	(336,463)	(207,209)	276,746	(395,849)
Net unrealized appreciation (depreciation)	(37,205,159)	(19,435,679)	(13,786,072)	(14,751,214)
Accumulated net realized gain (loss)	(15,197,010)	(11,997,004)	(4,033,714)	(5,790,846)
Net assets, at value	$954,825,756	$649,895,741	$477,617,910	$1,399,959,097

180 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2011

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$844,627,057	$530,056,409	$367,664,468	$1,204,877,234
Shares outstanding	81,970,612	47,782,991	35,172,179	104,586,887
Net asset value per share[a]	$10.30	$11.09	$10.45	$11.52
Maximum offering price per share (net asset value
per share ÷ 95.75%)	$10.76	$11.58	$10.91	$12.03
Class B:
Net assets, at value	$4,645,045			$7,490,204
Shares outstanding	447,842			646,588
Net asset value and maximum offering price per share[a]	$10.37			$11.58
Class C:
Net assets, at value	$99,856,385	$106,535,799	$90,658,500	$180,024,398
Shares outstanding	9,569,051	9,515,439	8,618,607	15,436,223
Net asset value and maximum offering price per share[a]	$10.44	$11.20	$10.52	$11.66
Advisor Class:
Net assets, at value	$5,697,269	$13,303,533	$19,294,942	$7,567,261
Shares outstanding	551,890	1,199,484	1,846,957	655,652
Net asset value and maximum offering price per share	$10.32	$11.09	$10.45	$11.54

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 181

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2011

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$942,174,394	$1,568,665,500	$1,165,117,871	$1,309,712,234
Value	$956,320,950	$1,557,495,107	$1,164,180,437	$1,282,781,826
Cash	81,190	162,113	33,115	1,080,646
Receivables:
Capital shares sold	912,922	1,383,788	1,130,936	1,392,317
Interest	9,231,784	18,786,307	13,047,221	18,206,647
Other assets	401	674	492	544
Total assets	966,547,247	1,577,827,989	1,178,392,201	1,303,461,980
Liabilities:
Payables:
Investment securities purchased	2,184,876	—	13,543,195	24,797,219
Capital shares redeemed	2,708,257	6,564,171	5,008,403	4,062,061
Affiliates	555,046	903,771	641,073	727,091
Distributions to shareholders	963,918	1,771,384	901,914	1,509,506
Accrued expenses and other liabilities	139,756	230,091	151,716	185,223
Total liabilities	6,551,853	9,469,417	20,246,301	31,281,100
Net assets, at value	$959,995,394	$1,568,358,572	$1,158,145,900	$1,272,180,880
Net assets consist of:
Paid-in capital	$950,683,370	$1,592,830,702	$1,163,241,240	$1,306,447,307
Undistributed net investment income (distributions
in excess of net investment income)	(152,973)	86,765	979,887	262,957
Net unrealized appreciation (depreciation)	14,146,556	(11,170,393)	(937,434)	(26,930,408)
Accumulated net realized gain (loss)	(4,681,559)	(13,388,502)	(5,137,793)	(7,598,976)
Net assets, at value	$959,995,394	$1,568,358,572	$1,158,145,900	$1,272,180,880

182 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2011

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$754,018,196	$1,227,868,033	$946,754,726	$1,003,723,422
Shares outstanding	63,261,136	102,439,059	82,482,920	102,155,317
Net asset value per share[a]	$11.92	$11.99	$11.48	$9.83
Maximum offering price per share (net asset value
per share ÷ 95.75%)	$12.45	$12.52	$11.99	$10.27
Class B:
Net assets, at value		$11,691,663		$11,617,863
Shares outstanding		971,266		1,178,138
Net asset value and maximum offering price
per share[a]		$12.04		$9.86
Class C:
Net assets, at value	$195,123,462	$309,921,232	$196,909,493	$237,906,728
Shares outstanding	16,226,492	25,587,078	16,951,897	23,979,363
Net asset value and maximum offering price
per share[a]	$12.02	$12.11	$11.62	$9.92
Advisor Class:
Net assets, at value	$10,853,736	$18,877,644	$14,481,681	$18,932,867
Shares outstanding	910,339	1,574,771	1,261,014	1,925,828
Net asset value and maximum offering price
per share	$11.92	$11.99	$11.48	$9.83

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 183

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations
for the year ended February 28, 2011

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$54,704,771	$36,141,186	$25,358,617	$75,378,516
Expenses:
Management fees (Note 3a)	5,127,961	3,496,728	2,638,897	7,153,408
Distribution fees: (Note 3c)
Class A	962,718	582,039	417,937	1,317,777
Class B	44,427	—	—	82,952
Class C	734,157	825,207	652,247	1,306,560
Transfer agent fees (Note 3e)	347,456	316,237	190,013	698,766
Custodian fees	14,586	9,662	7,217	20,655
Reports to shareholders	51,478	45,584	30,054	93,508
Registration and filing fees	47,117	36,991	27,590	58,981
Professional fees	39,044	36,606	35,300	68,239
Trustees’ fees and expenses	6,348	4,138	3,041	14,643
Other	71,220	52,871	46,623	90,662
Total expenses	7,446,512	5,406,063	4,048,919	10,906,151
Net investment income	47,258,259	30,735,123	21,309,698	64,472,365
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	1,048,500	(4,495,947)	(1,099,825)	(3,861,712)
Net change in unrealized appreciation (depreciation)
on investments	(49,272,524)	(32,750,510)	(21,360,841)	(54,180,505)
Net realized and unrealized gain (loss)	(48,224,024)	(37,246,457)	(22,460,666)	(58,042,217)
Net increase (decrease) in net assets resulting from operations	$(965,765)	$(6,511,334)	$(1,150,968)	$6,430,148

184 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended February 28, 2011

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$44,338,217	$79,965,801	$57,742,946	$66,615,165
Expenses:
Management fees (Note 3a)	4,754,407	7,896,396	5,749,424	6,363,323
Distribution fees: (Note 3c)
Class A	793,463	1,335,576	994,517	1,056,337
Class B	—	129,190	—	113,248
Class C	1,292,278	2,118,081	1,392,186	1,606,052
Transfer agent fees (Note 3e)	447,900	768,995	433,055	636,698
Custodian fees	13,861	22,986	16,725	18,693
Reports to shareholders	63,867	103,494	65,944	90,856
Registration and filing fees	56,007	73,812	40,570	52,064
Professional fees	42,635	59,747	49,836	51,817
Trustees’ fees and expenses	5,667	9,734	6,929	7,675
Other	76,693	134,867	83,417	85,342
Total expenses	7,546,778	12,652,878	8,832,603	10,082,105
Net investment income	36,791,439	67,312,923	48,910,343	56,533,060
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(878,425)	(2,727,289)	(1,495,125)	(2,472,245)
Net change in unrealized appreciation (depreciation)
on investments	(24,832,974)	(72,931,646)	(41,145,974)	(60,689,224)
Net realized and unrealized gain (loss)	(25,711,399)	(75,658,935)	(42,641,099)	(63,161,469)
Net increase (decrease) in net assets resulting from
operations	$11,080,040	$(8,346,012)	$6,269,244	$(6,628,409)

Annual Report | The accompanying notes are an integral part of these financial statements. | 185

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$47,258,259	$48,462,184	$30,735,123	$27,330,870
Net realized gain (loss) from investments	1,048,500	471,301	(4,495,947)	(2,007,681)
Net change in unrealized appreciation
(depreciation) on investments	(49,272,524)	60,709,625	(32,750,510)	47,793,095
Net increase (decrease) in net assets
resulting from operations	(965,765)	109,643,110	(6,511,334)	73,116,284
Distributions to shareholders from:
Net investment income:
Class A	(42,908,671)	(44,354,634)	(25,361,863)	(23,629,346)
Class B	(267,630)	(475,572)	—	—
Class C	(4,327,459)	(3,808,835)	(4,755,861)	(3,657,907)
Advisor Class	(242,094)	(100,591)	(561,553)	(256,588)
Total distributions to shareholders	(47,745,854)	(48,739,632)	(30,679,277)	(27,543,841)
Capital share transactions: (Note 2)
Class A	(94,867,528)	7,004,893	(5,691,497)	61,406,089
Class B	(3,945,331)	(6,160,267)	—	—
Class C	(4,358,967)	25,629,866	(5,183,561)	42,805,349
Advisor Class	1,587,681	4,408,655	3,024,687	10,714,746
Total capital share transactions	(101,584,145)	30,883,147	(7,850,371)	114,926,184
Net increase (decrease) in net assets	(150,295,764)	91,786,625	(45,040,982)	160,498,627
Net assets:
Beginning of year	1,105,121,520	1,013,334,895	694,936,723	534,438,096
End of year	$954,825,756	$1,105,121,520	$649,895,741	$694,936,723
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of year	$(336,463)	$63,413	$(207,209)	$(253,678)

186 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$21,309,698	$19,151,296	$64,472,365	$66,946,745
Net realized gain (loss) from investments	(1,099,825)	196,305	(3,861,712)	987,385
Net change in unrealized appreciation
(depreciation) on investments	(21,360,841)	28,939,594	(54,180,505)	63,316,102
Net increase (decrease) in net assets
resulting from operations	(1,150,968)	48,287,195	6,430,148	131,250,232
Distributions to shareholders from:
Net investment income:
Class A	(17,281,237)	(15,724,815)	(56,741,331)	(58,640,678)
Class B	—	—	(481,699)	(943,183)
Class C	(3,578,844)	(3,014,176)	(7,408,118)	(7,016,292)
Advisor Class	(638,484)	(188,687)	(263,234)	(101,994)
Net realized gains:
Class A	—	—	(1,716,476)	—
Class B	—	—	(13,056)	—
Class C	—	—	(266,157)	—
Advisor Class	—	—	(10,386)	—
Total distributions to shareholders	(21,498,565)	(18,927,678)	(66,900,457)	(66,702,147)
Capital share transactions: (Note 2)
Class A	(20,090,133)	42,790,870	(89,067,491)	(29,191,851)
Class B	—	—	(10,048,737)	(13,843,494)
Class C	987,423	18,249,273	(7,342,306)	14,669,706
Advisor Class	9,212,280	10,872,072	4,444,674	2,616,284
Total capital share transactions	(9,890,430)	71,912,215	(102,013,860)	(25,749,355)
Net increase (decrease) in net assets	(32,539,963)	101,271,732	(162,484,169)	38,798,730
Net assets:
Beginning of year	510,157,873	408,886,141	1,562,443,266	1,523,644,536
End of year	$477,617,910	$510,157,873	$1,399,959,097	$1,562,443,266
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of year	$276,746	$365,951	$(395,849)	$(77,088)

Annual Report | The accompanying notes are an integral part of these financial statements. | 187

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$36,791,439	$32,885,018	$67,312,923	$60,519,136
Net realized gain (loss) from investments	(878,425)	397,336	(2,727,289)	785,265
Net change in unrealized appreciation
(depreciation) on investments	(24,832,974)	26,917,175	(72,931,646)	49,023,694
Net increase (decrease) in net assets
resulting from operations	11,080,040	60,199,529	(8,346,012)	110,328,095
Distributions to shareholders from:
Net investment income:
Class A	(30,119,952)	(28,107,979)	(54,667,437)	(50,726,485)
Class B	—	—	(702,235)	(1,163,652)
Class C	(6,345,392)	(4,433,588)	(11,343,783)	(8,457,941)
Advisor Class	(221,787)	(100,107)	(676,675)	(305,454)
Total distributions to shareholders	(36,687,131)	(32,641,674)	(67,390,130)	(60,653,532)
Capital share transactions: (Note 2)
Class A	5,303,215	91,670,785	(27,569,424)	129,036,411
Class B	—	—	(15,208,855)	(10,240,350)
Class C	29,914,307	64,299,400	37,855,705	78,124,241
Advisor Class	6,451,269	4,381,568	6,397,863	12,800,876
Total capital share transactions	41,668,791	160,351,753	1,475,289	209,721,178
Net increase (decrease) in net assets	16,061,700	187,909,608	(74,260,853)	259,395,741
Net assets:
Beginning of year	943,933,694	756,024,086	1,642,619,425	1,383,223,684
End of year	$959,995,394	$943,933,694	$1,568,358,572	$1,642,619,425
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of year	$(152,973)	$(245,707)	$86,765	$(48,665)

188 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2011	2010	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$48,910,343	$43,249,698	$56,533,060	$48,305,870
Net realized gain (loss) from investments	(1,495,125)	409,254	(2,472,245)	(3,602,648)
Net change in unrealized appreciation
(depreciation) on investments	(41,145,974)	57,465,171	(60,689,224)	70,449,288
Net increase (decrease) in net assets
resulting from operations	6,269,244	101,124,123	(6,628,409)	115,152,510
Distributions to shareholders from:
Net investment income:
Class A	(42,479,548)	(37,077,945)	(46,812,660)	(40,280,732)
Class B	—	—	(663,318)	(1,038,347)
Class C	(7,825,347)	(5,730,892)	(9,229,481)	(6,616,521)
Advisor Class	(467,897)	(129,067)	(569,083)	(139,679)
Total distributions to shareholders	(50,772,792)	(42,937,904)	(57,274,542)	(48,075,279)
Capital share transactions: (Note 2)
Class A	27,575,883	117,909,588	36,943,473	141,610,847
Class B	—	—	(9,774,820)	(9,927,119)
Class C	9,483,838	63,727,864	32,717,670	71,652,632
Advisor Class	8,845,402	6,227,144	13,242,282	6,657,402
Total capital share transactions	45,905,123	187,864,596	73,128,605	209,993,762
Net increase (decrease) in net assets	1,401,575	246,050,815	9,225,654	277,070,993
Net assets:
Beginning of year	1,156,744,325	910,693,510	1,262,955,226	985,884,233
End of year	$1,158,145,900	$1,156,744,325	$1,272,180,880	$1,262,955,226
Undistributed net investment income included in
net assets:
End of year	$979,887	$2,521,506	$262,957	$766,851

Annual Report | The accompanying notes are an integral part of these financial statements. | 189

Franklin Tax-Free Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, eight of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Class A, Class C & Advisor Class	Class A, Class B, Class C & Advisor Class
Franklin Colorado Tax-Free Income Fund	Franklin Arizona Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future

190 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund’s application of those tax rules is subject to its understanding. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of February 28, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Each fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These

Annual Report | 191

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into

192 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications (continued)

contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	11,611,244	$124,494,223	8,534,066	$99,601,606
Shares issued in reinvestment
of distributions	2,426,611	25,975,943	1,509,903	17,449,117
Shares redeemed	(23,187,262)	(245,337,694)	(10,762,019)	(122,742,220)
Net increase (decrease)	(9,149,407)	$(94,867,528)	(718,050)	$(5,691,497)
Year ended February 28, 2010
Shares sold	12,693,078	$134,207,912	10,274,097	$116,715,622
Shares issued in reinvestment
of distributions	2,507,684	26,545,956	1,347,355	15,361,480
Shares redeemed	(14,493,804)	(153,748,975)	(6,231,805)	(70,671,013)
Net increase (decrease)	706,958	$7,004,893	5,389,647	$61,406,089
Class B Shares:
Year ended February 28, 2011
Shares sold	27,168	$297,021
Shares issued in reinvestment
of distributions	14,523	156,725
Shares redeemed	(408,278)	(4,399,077)
Net increase (decrease)	(366,587)	$(3,945,331)
Year ended February 28, 2010
Shares sold	12,821	$136,815
Shares issued in reinvestment
of distributions	27,591	292,764
Shares redeemed	(620,272)	(6,589,846)
Net increase (decrease)	(579,860)	$(6,160,267)

Annual Report | 193

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 28, 2011
Shares sold	2,265,210	$24,826,899	2,962,651	$34,998,856
Shares issued in reinvestment
of distributions	275,440	2,983,757	320,548	3,739,948
Shares redeemed	(3,027,577)	(32,169,623)	(3,861,020)	(43,922,365)
Net increase (decrease)	(486,927)	$(4,358,967)	(577,821)	$(5,183,561)
Year ended February 28, 2010
Shares sold	3,490,469	$37,323,922	4,522,462	$52,013,630
Shares issued in reinvestment
of distributions	242,579	2,602,178	237,644	2,737,499
Shares redeemed	(1,332,759)	(14,296,234)	(1,038,198)	(11,945,780)
Net increase (decrease)	2,400,289	$25,629,866	3,721,908	$42,805,349
Advisor Class Shares:
Year ended February 28, 2011
Shares sold	512,669	$5,602,573	574,694	$6,713,466
Shares issued in reinvestment
of distributions	6,498	68,858	4,159	46,532
Shares redeemed	(386,863)	(4,083,750)	(329,158)	(3,735,311)
Net increase (decrease)	132,304	$1,587,681	249,695	$3,024,687
Year ended February 28, 2010[a]
Shares sold	465,317	$4,904,066	1,106,041	$12,505,231
Shares issued in reinvestment
of distributions	1,341	14,414	70	812
Shares redeemed	(47,542)	(509,825)	(156,322)	(1,791,297)
Net increase (decrease)	419,116	$4,408,655	949,789	$10,714,746

[a]For the period July 15, 2009 (effective date) to February 28, 2010, for the Franklin Colorado Tax-Free Income Fund.

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	7,311,102	$79,511,741	11,226,069	$133,487,446
Shares issued in reinvestment
of distributions	991,339	10,755,858	3,283,713	38,899,504
Shares redeemed	(10,362,701)	(110,357,732)	(22,307,808)	(261,454,441)
Net increase (decrease)	(2,060,260)	$(20,090,133)	(7,798,026)	$(89,067,491)
Year ended February 28, 2010
Shares sold	8,457,084	$90,194,787	11,886,273	$140,284,064
Shares issued in reinvestment
of distributions	886,050	9,438,927	3,214,545	37,989,621
Shares redeemed	(5,343,140)	(56,842,844)	(17,609,236)	(207,465,536)
Net increase (decrease)	3,999,994	$42,790,870	(2,508,418)	$(29,191,851)

194 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class B Shares:
Year ended February 28, 2011
Shares sold			6,635	$78,903
Shares issued in reinvestment
of distributions			28,303	338,431
Shares redeemed			(875,089)	(10,466,071)
Net increase (decrease)			(840,151)	$(10,048,737)
Year ended February 28, 2010
Shares sold			9,498	$111,105
Shares issued in reinvestment
of distributions			55,387	656,266
Shares redeemed			(1,232,200)	(14,610,865)
Net increase (decrease)			(1,167,315)	$(13,843,494)
Class C Shares:
Year ended February 28, 2011
Shares sold	2,457,435	$27,112,368	3,771,530	$45,678,078
Shares issued in reinvestment
of distributions	218,789	2,388,954	463,002	5,549,071
Shares redeemed	(2,652,942)	(28,513,899)	(4,952,648)	(58,569,455)
Net increase (decrease)	23,282	$987,423	(718,116)	$(7,342,306)
Year ended February 28, 2010
Shares sold	2,666,498	$28,518,935	4,084,189	$48,807,096
Shares issued in reinvestment
of distributions	185,796	1,991,695	417,054	4,985,346
Shares redeemed	(1,147,228)	(12,261,357)	(3,277,517)	(39,122,736)
Net increase (decrease)	1,705,066	$18,249,273	1,223,726	$14,669,706
Advisor Class Shares:
Year ended February 28, 2011
Shares sold	1,486,160	$16,229,056	564,518	$6,776,763
Shares issued in reinvestment
of distributions	6,296	66,373	5,558	64,703
Shares redeemed	(660,039)	(7,083,149)	(205,129)	(2,396,792)
Net increase (decrease)	832,417	$9,212,280	364,947	$4,444,674
Year ended February 28, 2010[a]
Shares sold	1,317,481	$14,155,332	301,110	$3,538,457
Shares issued in reinvestment
of distributions	147	1,595	500	5,958
Shares redeemed	(303,088)	(3,284,855)	(77,806)	(928,131)
Net increase (decrease)	1,014,540	$10,872,072	223,804	$2,616,284

aFor the period July 15, 2009 (effective date) to February 28, 2010 for the Franklin Connecticut Tax-Free Income Fund.

Annual Report | 195

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	10,914,685	$133,261,358	17,095,312	$212,766,451
Shares issued in reinvestment
of distributions	1,804,094	21,890,477	3,225,465	39,845,648
Shares redeemed	(12,473,788)	(149,848,620)	(23,011,849)	(280,181,523)
Net increase (decrease)	244,991	$5,303,215	(2,691,072)	$(27,569,424)
Year ended February 28, 2010
Shares sold	13,441,424	$162,227,348	20,139,038	$249,409,233
Shares issued in reinvestment
of distributions	1,587,293	19,173,994	2,882,344	35,726,254
Shares redeemed	(7,435,457)	(89,730,557)	(12,620,955)	(156,099,076)
Net increase (decrease)	7,593,260	$91,670,785	10,400,427	$129,036,411
Class B Shares:
Year ended February 28, 2011
Shares sold			18,160	$229,651
Shares issued in reinvestment
of distributions			43,289	538,999
Shares redeemed			(1,287,553)	(15,977,505)
Net increase (decrease)			(1,226,104)	$(15,208,855)
Year ended February 28, 2010
Shares sold			20,976	$258,053
Shares issued in reinvestment
of distributions			67,842	843,195
Shares redeemed			(911,329)	(11,341,598)
Net increase (decrease)			(822,511)	$(10,240,350)
Class C Shares:
Year ended February 28, 2011
Shares sold	5,466,751	$67,373,672	8,376,188	$105,879,896
Shares issued in reinvestment
of distributions	395,327	4,836,073	687,538	8,571,726
Shares redeemed	(3,509,383)	(42,295,438)	(6,259,145)	(76,595,917)
Net increase (decrease)	2,352,695	$29,914,307	2,804,581	$37,855,705
Year ended February 28, 2010
Shares sold	6,126,237	$74,645,880	7,938,848	$99,369,344
Shares issued in reinvestment
of distributions	253,689	3,091,524	496,115	6,210,680
Shares redeemed	(1,102,981)	(13,438,004)	(2,199,150)	(27,455,783)
Net increase (decrease)	5,276,945	$64,299,400	6,235,813	$78,124,241

196 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended February 28, 2011
Shares sold	623,170	$7,397,563	983,536	$12,181,534
Shares issued in reinvestment
of distributions	2,122	25,612	9,715	117,554
Shares redeemed	(79,702)	(971,906)	(487,913)	(5,901,225)
Net increase (decrease)	545,590	$6,451,269	505,338	$6,397,863
Year ended February 28, 2010[a]
Shares sold	451,329	$5,435,791	1,194,735	$14,728,066
Shares issued in reinvestment
of distributions	58	707	1,630	20,233
Shares redeemed	(86,638)	(1,054,930)	(156,086)	(1,947,423)
Net increase (decrease)	364,749	$4,381,568	1,040,279	$12,800,876

[a]For the period July 1, 2009 (effective date) to February 28, 2010 for the Franklin Minnesota Tax-Free Income Fund.

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2011
Shares sold	15,686,913	$186,972,619	22,147,627	$227,986,068
Shares issued in reinvestment
of distributions	2,690,314	31,802,077	3,079,880	31,423,006
Shares redeemed	(16,345,936)	(191,198,813)	(22,098,908)	(222,465,601)
Net increase (decrease)	2,031,291	$27,575,883	3,128,599	$36,943,473
Year ended February 28, 2010
Shares sold	16,304,964	$189,113,883	21,756,734	$219,416,349
Shares issued in reinvestment
of distributions	2,338,185	27,187,860	2,570,792	25,885,964
Shares redeemed	(8,476,619)	(98,392,155)	(10,336,327)	(103,691,466)
Net increase (decrease)	10,166,530	$117,909,588	13,991,199	$141,610,847
Class B Shares:
Year ended February 28, 2011
Shares sold			27,364	$284,103
Shares issued in reinvestment
of distributions			43,806	450,242
Shares redeemed			(1,025,877)	(10,509,165)
Net increase (decrease)			(954,707)	$(9,774,820)
Year ended February 28, 2010
Shares sold			15,147	$154,176
Shares issued in reinvestment
of distributions			66,366	668,594
Shares redeemed			(1,066,395)	(10,749,889)
Net increase (decrease)			(984,882)	$(9,927,119)

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 28, 2011
Shares sold	5,130,612	$61,943,115	7,400,045	$77,076,028
Shares issued in reinvestment
of distributions	494,285	5,912,355	630,293	6,488,804
Shares redeemed	(4,958,641)	(58,371,632)	(5,023,541)	(50,847,162)
Net increase (decrease)	666,256	$9,483,838	3,006,797	$32,717,670
Year ended February 28, 2010
Shares sold	6,565,810	$77,192,328	8,509,665	$86,482,377
Shares issued in reinvestment
of distributions	360,226	4,241,147	439,460	4,469,284
Shares redeemed	(1,509,031)	(17,705,611)	(1,902,094)	(19,299,029)
Net increase (decrease)	5,417,005	$63,727,864	7,047,031	$71,652,632
Advisor Class Shares:
Year ended February 28, 2011
Shares sold	1,160,522	$13,892,174	1,600,293	$16,648,834
Shares issued in reinvestment
of distributions	16,040	186,232	16,070	159,667
Shares redeemed	(455,624)	(5,233,004)	(355,672)	(3,566,219)
Net increase (decrease)	720,938	$8,845,402	1,260,691	$13,242,282
Year ended February 28, 2010[a]
Shares sold	577,308	$6,667,530	760,831	$7,638,231
Shares issued in reinvestment
of distributions	435	5,145	323	3,303
Shares redeemed	(37,667)	(445,531)	(96,017)	(984,132)
Net increase (decrease)	540,076	$6,227,144	665,137	$6,657,402
[a]For the period July 15, 2009 (effective date) to February 28, 2010.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds’ Class B and C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class B	0.65%	—	—	0.65%
Class C	0.65%	0.65%	0.65%	0.65%

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class B	—	0.65%	—	0.65%
Class C	0.65%	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$273,049	$252,589	$158,809	$341,921
Contingent deferred sales charges retained	$60,926	$65,076	$65,063	$60,816

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$280,886	$580,135	$552,425	$600,903
Contingent deferred sales charges retained	$46,081	$120,391	$58,867	$74,258

e. Transfer Agent Fees

For the year ended February 28, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Transfer agent fees	$178,333	$139,611	$101,150	$414,104

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Transfer agent fees	$232,815	$402,759	$214,998	$352,812

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Notes to Financial Statements (continued)

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At February 28, 2011, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Minnesota
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards expiring in:
2012	$11,755,514	$4,695,674	$2,178,971	$—
2014	2,638,564	—	—	—
2015	659,023	—	—	502,103
2017	—	—	—	1,004,796
2018	—	2,700,288	—	286,131
2019	—	1,448,482	—	—
	$15,053,101	$8,844,444	$2,178,971	$1,793,030

	Franklin	Franklin	Franklin
	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards expiring in:
2012	$—	$2,111,354	$—
2013	—	—	577,446
2016	—	972,134	—
2017	264,319	—	—
2018	—	—	3,499,532
	$264,319	$3,083,488	$4,076,978

During the year ended February 28, 2011, the funds utilized capital loss carryforwards as follows:

Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
Arizona	Connecticut	Minnesota	Ohio	Oregon	Pennsylvania
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund
$1,201,940	$712,473	$972,897	$2,839,370	$155,474	$298,769

On February 28, 2011, the Franklin Colorado Tax-Free Income Fund had expired capital loss carryforwards of $81,665, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2011, deferred losses were as follows:

Franklin	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
Colorado	Connecticut	Michigan	Minnesota	Ohio	Oregon	Pennsylvania
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund
$3,137,145	$1,812,225	$5,705,678	$1,807,976	$5,731,367	$1,991,570	$2,781,432

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

The tax character of distributions paid during the years ended February 28, 2011 and 2010, was as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	2011	2010	2011	2010
Distributions paid from
tax exempt income	$47,745,854	$48,739,632	$30,679,277	$27,543,841

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	2011	2010	2011	2010
Distributions paid from:
Tax exempt income	$21,498,565	$18,927,678	$64,894,382	$66,702,147
Long term capital gain	—	—	2,006,075	—
	$21,498,565	$18,927,678	$66,900,457	$66,702,147

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	2011	2010	2011	2010
Distributions paid from
tax exempt income	$36,687,131	$32,641,674	$67,390,130	$60,653,532

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	2011	2010	2011	2010
Distributions paid from
tax exempt income	$50,772,792	$42,937,904	$57,274,542	$48,075,279

At February 28, 2011, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Cost of investments	$982,117,129	$662,810,080	$487,203,041	$1,398,604,639

Unrealized appreciation	$18,677,483	$12,797,082	$5,249,534	$31,731,589
Unrealized depreciation	(55,742,504)	(32,186,159)	(19,057,345)	(46,260,941)
Net unrealized appreciation
(depreciation)	$(37,065,021)	$(19,389,077)	$(13,807,811)	$(14,529,352)

Distributable earnings –
undistributed tax exempt
income	$556,219	$530,809	$615,060	$912,664

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Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Cost of investments	$943,110,375	$1,575,614,145	$1,165,052,048	$1,310,310,275

Unrealized appreciation	$23,838,754	$32,411,333	$31,728,278	$22,936,988
Unrealized depreciation	(10,628,179)	(50,530,371)	(32,599,889)	(50,465,437)
Net unrealized appreciation
(depreciation)	$13,210,575	$(18,119,038)	$(871,611)	$(27,528,449)

Distributable earnings –
undistributed tax exempt
income	$666,373	$1,413,976	$1,753,246	$1,629,940

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2011, were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Purchases	$146,556,302	$161,854,123	$79,994,862	$161,814,585
Sales	$247,700,759	$158,904,652	$89,318,733	$264,221,602

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Purchases	$190,231,004	$332,824,178	$162,897,920	$288,568,638
Sales	$143,325,100	$312,408,949	$96,455,773	$174,914,872

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

6. CONCENTRATION OF RISK

Each of the funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended February 28, 2011, the Funds did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

8. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2011, all of the Funds’ investments in securities carried at fair value were in Level 2 inputs.

9. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ACA	- American Capital Access Holdings Inc.	HFAR	- Housing Finance Authority Revenue
AGMC	- Assured Guaranty Municipal Corp.	HFC	- Housing Finance Corp.
AMBAC	- American Municipal Bond Assurance	HMR	- Home Mortgage Revenue
	Corp.	ID	- Improvement District
BHAC	- Berkshire Hathaway Assurance Corp.	IDA	- Industrial Development Authority/Agency
BIG	- Bond Investors Guaranty Insurance Co.	IDAR	- Industrial Development Authority Revenue
	(acquired by MBIA in 1989 and no longer	IDR	- Industrial Development Revenue
does business under this name; on
	February 18, 2009, most MBIA Insured	ISD	- Independent School District
	were replaced with NATL Insured through	MF	- Multi-Family
	a spin-off)	MFH	- Multi-Family Housing
CDA	- Community Development Authority/Agency	MFHR	- Multi-Family Housing Revenue
CIFG	- CDC IXIS Financial Guaranty	MFR	- Multi-Family Revenue
COP	- Certificate of Participation	NATL	- National Public Financial Guarantee Corp.
EDA	- Economic Development Authority	NATL RE	- National Public Financial Guarantee Corp.
EDC	- Economic Development Corp.		Reinsured
EDR	- Economic Development Revenue	PBA	- Public Building Authority
ETM	- Escrow to Maturity	PCC	- Pollution Control Corp.
FGIC	- Financial Guaranty Insurance Co.	PCR	- Pollution Control Revenue
FHA	- Federal Housing Authority/Agency	PFAR	- Public Financing Authority Revenue
FICO	- Financing Corp.	RDA	- Redevelopment Agency/Authority
GNMA	- Government National Mortgage	RDAR	- Redevelopment Agency Revenue
	Association	SFM	- Single Family Mortgage
GO	- General Obligation	SFMR	- Single Family Mortgage Revenue
HDA	- Housing Development Authority/Agency	USD	- Unified/Union School District
HDC	- Housing Development Corp.	XLCA	- XL Capital Assurance
HFA	- Housing Finance Authority/Agency

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Franklin Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2011

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Tax Designation (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2011. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2012, shareholders will be notified of amounts for use in preparing their 2011 income tax returns.

Annual Report | 207

Franklin Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Harris J. Ashton (1932)	Trustee	Since 1984	130	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	106	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	130	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and allied
				products), RTI International Metals,
				Inc. (manufacture and distribution
				of titanium), Canadian National
				Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary,
Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	130	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

208 | Annual Report

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen
and Address	Position	Time Served		by Board Member*	Other Directorships Held
Frank A. Olson (1932)	Trustee	Since 2005		130	Hess Corporation (exploration and
One Franklin Parkway					refining of oil and gas).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945)	Trustee	Since 2007		138	Cbeyond, Inc. (business communi-
One Franklin Parkway					cations provider) and The Southern
San Mateo, CA 94403-1906					Company (energy company).
Principal Occupation During Past 5 Years:
Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta
Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since		106	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee
		since 2008
Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and
formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice
President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines,
Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen
and Address	Position	Time Served		by Board Member*	Other Directorships Held
**Charles B. Johnson (1933)	Trustee and	Trustee since		130	None
One Franklin Parkway	Chairman of	1984	and
San Mateo, CA 94403-1906	the Board	Chairman of the
		Board since 1993
Principal Occupation During Past 5 Years:
Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin
Templeton Investments.

					Annual Report | 209

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
**Gregory E. Johnson (1961)	Trustee	Since 2007	88	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

James M. Davis (1952)	Chief	Chief Compliance	Not Applicable	Not Applicable
One Franklin Parkway	Compliance	Officer since 2004
San Mateo, CA 94403-1906	Officer and	and Vice
	Vice President	President – AML
	– AML	Compliance
	Compliance	since 2006
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During Past 5 Years:
Director Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

210 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947)	Vice President	Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since April 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Vice President	Since 2009	Not Applicable	Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Annual Report | 211

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.
Note 1: Charles B. Johnson is the father of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Prior to February 28, 2011, Frank W.T. LaHaye ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Franklin Tax-Free Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

Annual Report | 213

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2010, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was in the upper half of its Lipper performance universe during 2010, with most being in the highest or second-highest quin-tile of such universe during such year and on an annualized basis for the previous three-, five- and 10-year periods as well. The Lipper reports showed the total return for many of such Funds was

214 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

below the median of their performance universe during 2010, but that the total return of all such Funds was good on a long-term basis with each having total returns above the median of its respective performance universe during the previous 10-year period on an annualized basis. Management explained that the one-year relative total return performance reflected the fact that the average maturity of investments in the portfolios of the Funds was generally longer than those of its performance universe peers. The Board expressed satisfaction with such performance, noting management’s explanation and the fact that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of their respective Lipper expense groups. The Lipper reports further showed that the actual total expense rates for all Funds were below the median of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager’s own

Annual Report | 215

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

216 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 217

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN TAX-FREE TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

TF3 A 04/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Account Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $776,871 for the fiscal year ended February 28, 2011 and $845,026 for the fiscal year ended February 28, 2010.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $60,000 for the fiscal year ended February 28, 2011 and $2,000 for the fiscal year ended February 28, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments, and derivative instruments.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $12,442 for the fiscal year ended February 28, 2011 and $0 for the fiscal year ended February 28, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs

(a)	-(c) of Item 4 were $132,358 for the fiscal year ended February 28,

2011 and $0 for the fiscal year ended February 28, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $204,800 for the fiscal year ended February 28, 2011 and $2,000 for the fiscal year ended February 28, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date April 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date April 27, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date April 27, 2011